UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number File No. 811-09301

TIAA-CREF FUNDS

(Exact Name of Registrant as specified in charter)

730 Third Avenue, New York, New York 10017-3206

(Address of Principal Executive Offices) (Zip code)

Jeremy D. Franklin, Esq.

TIAA-CREF Funds

8500 Andrew Carnegie Blvd.

Charlotte, N.C. 28262-8500

(Name and address of agent for service)

Registrant’s telephone number, including area code: 704-595-1000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Item 1. Reports to Stockholders.

Annual Report ■ October 31, 2018

TIAA-CREF Funds
Equity Funds

The annual report contains the audited financial statements.

Fund name	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W
Growth & Income Fund	TIGRX	TGIHX	TRPGX	TRGIX	TIIRX	TGIWX
Large-Cap Growth Fund	TILGX	TILHX	TILPX	TILRX	TIRTX	TILWX
Large-Cap Value Fund	TRLIX	TRLHX	TRCPX	TRLCX	TCLCX	TRLWX
Mid-Cap Growth Fund	TRPWX	TCMHX	TRGPX	TRGMX	TCMGX	—
Mid-Cap Value Fund	TIMVX	TRVHX	TRVPX	TRVRX	TCMVX	—
Quant Large-Cap Growth Fund (formerly Enhanced Large-Cap Growth Index Fund)	TLIIX	TECGX	—	—	—	TECWX
Quant Large-Cap Value Fund (formerly Enhanced Large-Cap Value Index Fund)	TEVIX	TELCX	—	—	—	TELWX
Quant Small-Cap Equity Fund
(formerly Small-Cap Equity Fund)	TISEX	TSCHX	TSRPX	TRSEX	TCSEX	TSCWX
Quant Small/Mid-Cap Equity Fund
(formerly Small/Mid-Cap Equity Fund)	TSMWX	TSMNX	TSMMX	TSMOX	TSMEX	TSMUX
Social Choice Equity Fund	TISCX	TICHX	TRPSX	TRSCX	TICRX	—
Social Choice Low Carbon Equity Fund	TNWCX	TCCHX	TPWCX	TEWCX	TLWCX	—
Emerging Markets Equity Fund	TEMLX	TEMHX	TEMPX	TEMSX	TEMRX	TEMVX
International Equity Fund	TIIEX	TIEHX	TREPX	TRERX	TIERX	TIEWX
International Opportunities Fund	TIOIX	TIOHX	TIOPX	TIOTX	TIOSX	TIOVX
Quant International Equity Fund (formerly Enhanced International Equity Index Fund)	TFIIX	TEIEX	—	—	—	TEIWX
Quant International Small-Cap Equity Fund
(formerly International Small-Cap Equity Fund)	TIISX	TAISX	TPISX	TTISX	TLISX	TAIWX
Social Choice International Equity Fund	TSONX	TSOHX	TSOPX	TSOEX	TSORX	—

Proposals for action at the 2019 shareholder meeting

We anticipate that the next meeting of shareholders of the TIAA-CREF Funds will be held in July 2019; however, the exact date, time and location of such meeting have yet to be determined. Proposals submitted by or on behalf of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the proxy materials for the 2019 shareholder meeting must be received by the TIAA-CREF Funds’ Corporate Secretary no earlier than January 2, 2019 and no later than March 15, 2019. The submission of a proposal does not assure its inclusion in TIAA-CREF Funds’ proxy statement or presentation at the meeting. Unless TIAA-CREF Funds is notified by April 24, 2019 of other matters that may be properly brought before the 2019 shareholder’s meeting by or on behalf of shareholders, the persons named in the proxy will have the discretion to vote on those matters as they see fit.

Understanding this report

For the purposes of this report, “TIAA-CREF Funds” refers only to the TIAA-CREF Equity Funds listed on the cover of this report.

This annual report contains information about certain TIAA-CREF Funds and describes their results for the twelve months ended October 31, 2018. The report contains four main sections:

•	A letter from Brad Finkle, President of TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Investments.
•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of October 31, 2018.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. The risks of investing in the TIAA-CREF Funds vary from fund to fund; to see the risks of investing in an individual fund, please read that fund’s latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	3

Brad Finkle

Letter to investors

Equity markets around the world experienced higher volatility and mixed results during the twelve months ended October 31, 2018. U.S. equities posted solid gains during much of the twelve-month period before a downturn in October. After a strong start early in the period, equities in foreign developed and emerging markets faltered and posted declines. For the twelve months:

•	The Russell 3000® Index, which measures the performance of the broad U.S. stock market, advanced 6.6%. Please see page 8 for benchmark definitions.
•	The MSCI EAFE Index, which tracks stock returns in 21 developed-market nations outside North America, returned –6.9% for the twelve-month period.
•	The MSCI Emerging Markets Index, a performance measure of stocks in 24 developing nations, returned –12.5%.
•	Institutional Class returns for nine of the 17 TIAA-CREF Equity Funds were positive, and three of the funds outperformed their respective benchmarks for the period.

U.S. economy gained strength and propelled domestic stocks higher

The U.S. economy continued to gain momentum during the twelve-month period. After growing at a moderate pace in the first quarter of 2018, real gross domestic product (GDP) surged in the second and third quarters, posting the strongest back-to-back quarterly growth rates since 2014. In September 2018, the unemployment rate declined to 3.7%—its lowest level in almost 50 years—and remained there at period-end. Inflation remained tame by long-term historical standards. Crude oil prices rose during the twelve months, despite falling back for short periods along the way. The U.S. dollar, which initially declined against most major currencies, recovered later in the period.

For the first three-quarters of the period, U.S. equity markets benefited from strong U.S. economic growth, high levels of consumer confidence and the effects of last year’s federal tax cuts for corporations and individuals. However, in September, U.S. stocks experienced an uptick in volatility due to increased concerns about the impact of rising interest rates and potentially slower global economic growth.

While U.S. equities as a whole experienced gains over the twelve months, large-cap stocks outpaced smaller equities, and growth shares outperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Global economy showed signs of weakness, affecting international stocks

While the U.S. economy will soon be entering its tenth year of expansion, the global economy has only been growing consistently for the past few years. We are now starting to see increased divergence as the growth of some economies slows or even contracts. The 19-nation euro area experienced sluggish economic growth during the third calendar quarter of 2018 when compared to the same period in 2017. Some economies, including Germany and Japan, contracted during the third quarter. China’s economic expansion continued, but at the slowest pace since 2009.

Evidence of slowing growth could be seen in the results for international equities, which underperformed domestic equities during the period. Equities in foreign developed markets posted moderate gains in the first half but retreated over the final six months.

Central banks in the United States and other parts of the world took different approaches in response to the diverging economic patterns. The U.S. Federal Reserve raised the federal funds target rate four times during the period. The European Central Bank left its low benchmark interest rates in place but indicated that it may cease its accommodative monetary policies by year-end. Meanwhile, the Bank of England began to tighten, raising its benchmark interest rate.

4	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

After posting strong gains during the early months of the period, many emerging markets reversed course and fell sharply during the second half. Emerging-markets currencies and economies benefited from the effects of a weaker U.S. dollar early on, but they later declined after the U.S. dollar rallied and U.S. interest rates continued to rise. New tariffs and mounting trade tensions between the U.S., China and other countries raised fears of a trade war that could further dampen global growth prospects.

Mixed results for domestic and international funds

In a challenging period for international equities, nine of the 17 TIAA-CREF Equity Funds delivered positive returns for the reporting period. However, a majority of funds trailed their respective benchmarks for the twelve-month period. Returns for most countries in the MSCI indexes were lower when translated into U.S. dollars. Returns for the twelve-month period ranged from a high of 11.3% for the Large-Cap Growth Fund to a low of –18.5% for the Emerging Markets Equity Fund. (All fund returns are for the Institutional Class.)

Within the domestic large-cap growth funds category, the Large-Cap Growth Fund rose 11.3% and outperformed its benchmark. The Quant Large-Cap Growth Fund gained 9.5% but trailed its benchmark.

In the domestic small- and mid-cap equity space, the Quant Small/Mid-Cap Equity Fund returned 6.0% and surpassed its benchmark. The Quant Small-Cap Equity Fund gained 0.9%, trailing its benchmark. The Mid-Cap Growth Fund and Mid-Cap Value Fund trailed their benchmarks, returning 2.3% and –2.1%, respectively.

The Growth & Income Fund returned 5.6%, finishing behind its benchmark, the S&P 500 Index.

Value-oriented stocks had lower returns than growth stocks during the period. The Quant Large-Cap Value Index Fund rose 1.4%, trailing its benchmark—the Russell 1000® Value Index. The Large-Cap Value Fund returned –1.8%, also lagging its benchmark.

The Social Choice Low Carbon Equity Fund underperformed its benchmark, with a return of 4.5%, while the Social Choice Equity Fund also underperformed with a return of 5.2%. These funds utilize environmental, social and governance (ESG) criteria, while their benchmark, the Russell 3000 Index, does not.

Turning to foreign funds, the International Opportunities Fund returned –7.1% but still outperformed its benchmark. The Emerging Markets Equity Fund’s –18.5% return trailed its benchmark, mainly due to certain out-of-benchmark stock allocations.

Among the remaining TIAA-CREF foreign equity portfolios, the International Equity Fund returned –13.0%, trailing its benchmark. The Quant International Equity Fund returned –9.0%, the Social Choice International Equity Fund returned –7.6%, and the Quant International Small-Cap Equity Fund returned –15.6%. Each of these funds trailed its respective benchmark. Returns for most EAFE countries were lower when translated into U.S. dollars.

Maintaining a long-term perspective during periods of market volatility

Autumn has historically been a period of higher volatility for U.S. stock investors, and 2018 continued that trend. Despite declining sharply in October, U.S. stocks remained in positive territory for the twelve-month period, as measured by the Russell 3000 Index.

Given that U.S. equities have generally been on the rise for more than nine years, it may come as no surprise that market volatility has increased over the past few years. For long-term investors, it’s important to remember that “time in the market” is what matters most, rather than trying to “time the market.” Research consistently proves that missing just a few of the market’s best days and months can cause investors to underperform long-term market averages and fall short of their long-term financial goals. For this reason, we believe that investors may be best served by sticking with a long-term asset allocation plan that provides an appropriate balance between risk and potential reward.

Investors who feel unnerved by recent market volatility may want to revisit their asset allocations with their financial advisors to ensure that they are still aligned with their personal risk tolerances. History has shown that maintaining exposure to a wide array of asset classes is a sensible approach for long-term investors. Keep in mind that, while diversification can help reduce volatility, it does not provide a guarantee against market losses.

If you have questions or concerns and would like to discuss the current status of your portfolio, please consult your financial advisor or call a TIAA financial consultant at 800-842-2252. We always stand ready to assist you.

/s/ Brad Finkle

Brad Finkle

President

TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Investments

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	5

Market monitor

U.S. stocks gained, foreign equities recorded losses

For the twelve months ended October 31, 2018, U.S. stock markets recorded gains as economic growth accelerated. The Russell 3000® Index, a broad measure of U.S. stock market performance, returned 6.6%. Overseas, international developed markets began the period with modest gains but ended with a return of –6.9%, as measured by the MSCI EAFE Index, while emerging markets posted larger losses.

U.S. economic growth accelerated as the labor market continued to strengthen

Real gross domestic product (GDP), which measures the value of all goods and services produced in the nation, grew at an annualized rate of 2.3% during the final three months of 2017. GDP growth slowed to 2.2% during the first quarter of 2018 but accelerated to 4.2% in the second quarter and 3.5% in the third, according to the government’s “advance estimate.” Growth in the second and third quarters represented the best GDP performance for consecutive quarters since 2014. Consumer spending, which accounts for about two-thirds of GDP, increased for seven consecutive months between March and September 2018.

The U.S. labor market remained strong throughout the twelve-month period. The unemployment rate fell to 3.7% in September 2018 and finished the period at that rate—its lowest recorded level since 1969. October wages grew by 3.1% over the twelve-month period, their largest increase in more than nine years. U.S. consumer confidence rose to an 18-year high in October.

Inflation increased moderately throughout the period. Annualized core inflation, which includes all items except food and energy, was 2.1% in October, down slightly from 2.2% in September. The price per barrel of West Texas Intermediate

Global investment returns diverged during the period

U.S. markets gained while international markets declined Returns for twelve months ended October 31, 2018

Source: U.S. broad market: Russell 3000® Index; U.S. growth: Russell 3000 Growth Index; U.S. value: Russell 3000 Value Index; International: MSCI EAFE Index; Emerging markets: MSCI Emerging Markets Index. As of October 31, 2018.

crude oil rose from just over $54 on November 1, 2017, to more than $65 by October 31, 2018. The U.S. dollar lost ground early but recovered later to end the period slightly ahead, relative to most major global currencies.

Growth-oriented stocks and large-cap shares posted the largest gains

In the U.S. equity market, growth stocks substantially outperformed value shares across all market capitalizations for the period. Large-cap stocks gained 7.0%. Mid-cap shares returned 2.8%, and small-cap equities advanced 1.9%. Among large-cap stocks, growth equities gained 10.7% and value shares returned 3.0%. Mid-cap growth shares climbed 6.1%, while mid-cap value stocks edged higher by only 0.2%. Small-cap growth equities gained 4.1%, while small-cap value shares returned –0.6%.

Internationally, developed- and emerging-markets stocks both recorded losses for the period. Moderate gains over the first six months were lost to declines suffered during the second half. The MSCI EAFE Index, which tracks stock performance in 21 developed-market countries outside North America, returned –6.9% for the twelve-month period. The MSCI Emerging Markets Index returned –12.5%.

Global economic growth trailed U.S. expansion

U.S. equity markets advanced over the first nine months of the period, benefiting from solid economic growth, federal tax-cut legislation and confident consumers. But stocks gave back some of the gains over the final three months of the period, particularly during more volatile equity markets in October. Increasing concerns about rising interest rates, the potential for higher inflation and the U.S. economy’s ability to sustain strong growth amid slowing global expansion negatively affected the markets.

The U.S. Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%. The Fed has raised the rate eight times since it began to reverse economic stimulus policies in December 2015. Policymakers also raised their U.S. economic forecasts in September 2018 and signaled that further rate increases were possible.

Economic growth in Europe slowed during the period. GDP in the 19-nation euro area grew 1.7% during the third quarter of 2018 when compared to the same period in 2017, according to a preliminary estimate. China’s economy also slowed late in the period. The country reported third-quarter GDP of 6.5%, its slowest growth since 2009. The European Central Bank left low benchmark interest rates unchanged but indicated that it would likely cease its stimulative bond-buying policy by the end of 2018. The Bank of England raised its benchmark interest rate twice during the period to 0.75% amid strength in the labor market and credit growth.

6	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports, instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Funds’ holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at TIAA.org; or
•	By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-Q filings. Form N-CSR filings are as of October 31 or April 30; Form N-Q filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. Call 202-551-8090 for more information.

Proxy voting

TIAA-CREF Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at TIAA.org or on the SEC’s website at sec.gov. You can also call us at 800-842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-842-2252.

Fund management

The TIAA-CREF Funds are managed by the portfolio management teams of Teachers Advisors, LLC. The members of these teams are responsible for the day-to-day investment management of the funds.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	7

About the funds’ benchmarks

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI All Country World ex USA Index measures the performance of large- and mid-cap stocks in 46 developed- and emerging-market countries, excluding the United States.

The MSCI EAFE Index measures the performance of the leading stocks in 21 developed-market countries outside North America—in Europe, Australasia, and the Far East.

The MSCI Emerging Markets Index measures the performance of the leading stocks in 24 emerging-market countries in Europe, Asia, Africa, Latin America and the Middle East.

Large-cap indexes

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Mid-cap indexes

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000 Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher relative forecasted growth rates and price/book ratios.

The Russell Midcap Value Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000 Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower relative forecasted growth rates and price/book ratios.

Small/mid-cap index

The Russell 2500® Index is a subset of the Russell 3000 Index and measures the smallest 2,500 companies, covering small- and mid-cap market capitalizations, in the Russell 3000 Index.

Small-cap indexes

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

The MSCI ACWI ex USA Small Cap Index measures the performance of small-cap stocks in 22 developed-market countries, excluding the United States, and 24 emerging-market countries.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. For additional details about the benchmark indexes, please read the funds’ latest prospectus.

Russell 1000, Russell 2000, Russell 3000 and Russell Midcap are trademarks and service marks of Frank Russell Company. TIAA products are not promoted or sponsored by, or affiliated with, Frank Russell Company. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of Standard & Poor’s Financial Services, LLC, a division of S&P Global.

8	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense examples that appear in this report are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2018–October 31, 2018).

Actual expenses

The first section in each table uses the Fund’s actual expenses and its actual rate of return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second section in each table shows hypothetical account values and expenses based on the Fund’s actual expense ratio for each share class for the six-month period and an assumed 5%-per-year rate of return before expenses. This was not the share class’ actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period, but rather allows you to compare the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	9

Growth & Income Fund

Expense example

Six months ended October 31, 2018

Growth & Income Fund	Beginning account value (5/1/18)	Ending account value (10/31/18)	Expenses paid during period* (5/1/18– 10/31/18)
Actual return
Institutional Class	$1,000.00	$1,008.31	$2.02
Advisor Class	1,000.00	1,007.84	2.53
Premier Class	1,000.00	1,007.54	2.78
Retirement Class	1,000.00	1,006.92	3.29
Retail Class	1,000.00	1,006.34	3.49

5% annual hypothetical return
Institutional Class	1,000.00	1,023.19	2.04
Advisor Class	1,000.00	1,022.68	2.55
Premier Class	1,000.00	1,022.43	2.80
Retirement Class	1,000.00	1,021.93	3.31
Retail Class	1,000.00	1,021.73	3.52

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.40% for the Institutional Class, 0.50% for the Advisor Class, 0.55% for the Premier Class, 0.65% for the Retirement Class and 0.69% for the Retail Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2018
Information technology	21.2
Health care	17.1
Financials	10.7
Communication services	10.6
Consumer discretionary	9.8
Industrials	9.0
Consumer staples	8.1
Energy	6.0
Materials	3.6
Utilities	1.6
Real estate	0.6
Short-term investments, other assets & liabilities, net	1.7
Total	100.0

Performance for the twelve months ended October 31, 2018

The Growth & Income Fund returned 5.61% for the Institutional Class, compared with the 7.35% return of its benchmark, the S&P 500® Index.

Stock gains marred by late-period volatility, U.S. economy remained strong

The U.S. economy continued to expand during the twelve-month period, initially growing at a moderate pace before finishing with its strongest back-to-back quarterly growth rates in the second and third quarters since 2014. The unemployment rate declined to 3.7%—its lowest level in almost 50 years—in September 2018 and remained there at period-end. Annualized core inflation, which includes all items except food and energy, was 2.1% in October, down slightly from 2.2% in September. The price per barrel of West Texas Intermediate crude oil rose, while the U.S. dollar initially declined but recovered later in the period.

For the first three-quarters of the period, equity markets benefited from the growing U.S. economy, high levels of consumer confidence and legislation that reduced federal income taxes. But stocks lost ground amid heightened volatility over the final three months as investors grew concerned about the combination of rising interest rates and potentially slower global economic growth. The Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%.

For the twelve months, the large-cap-oriented S&P 500 Index outperformed the Russell 3000® Index, a broad measure of the U.S. stock market, which gained 6.60%.

For the ten years ended October 31, 2018, the S&P 500 Index produced an average annual gain of 13.24%, slightly behind the 13.35% average annual return of the Russell 3000 Index.

Performance as of October 31, 2018

Growth & Income Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	7/1/99	5.61%	10.83%		13.28%		0.41%	0.41%
Advisor Class	12/4/15	5.56	10.78	†	13.25	†	0.54	0.54
Premier Class	9/30/09	5.52	10.68		13.14	†	0.56	0.56
Retirement Class	10/1/02	5.39	10.56		13.00		0.66	0.66
Retail Class	3/31/06	5.32	10.50		12.96		0.70	0.70
S&P 500 Index	—	7.35	11.34		13.24		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor and Premier classes that is prior to their respective inception dates is based on the performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor and Premier classes. If these higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

10	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

Consumer discretionary, information technology led the benchmark higher

Nine of the eleven industry sectors in the S&P 500 Index posted gains for the twelve months. The heavily weighted consumer discretionary sector generated the largest return, rising 17.6% amid strong economic growth and solid consumer spending. Information technology and health care, the largest and second-largest index components, also made sizable contributions, advancing 12.2% and 11.4%, respectively. Together, these three sectors made up more than one-half of the index’s total market capitalization on October 31, 2018. Among other sizable sectors in the benchmark, financials rose 0.6%. Materials was the worst-performing component with a return of –11.1%. Industrials also suffered losses.

For the twelve-month period, four of the five largest stocks in the S&P 500 Index outperformed the benchmark. The three largest stocks—Apple, Microsoft and Amazon.com—posted impressive gains that easily surpassed the overall performance of the index. Amazon followed Apple to become the second company to reach a $1 trillion market capitalization mark in September, while Microsoft benefited from growth in its cloud computing business. Berkshire Hathaway modestly exceeded the benchmark, while Johnson & Johnson rose but underperformed the index.

Fund trailed its benchmark for the period

The Fund underperformed its benchmark as certain holdings did not perform as anticipated. The top detractor was an overweight position in chemical giant DowDupont, which declined in part due to a substantial merger-related charge. Lack of exposure to benchmark stocks Visa Inc. and UnitedHealth Group also dampened returns, as did a slight overweight in Cigna Corp., which underperformed in part due to an acquisition announcement.

On the plus side, Fund positions in several outperforming stocks bolstered its relative returns. Chief among these were out-of-benchmark positions in World Wrestling Entertainment and oil and gas exploration firm Continental Resources. Next was an overweight position in Netflix, which reported strong revenue and subscription growth, and a nonbenchmark position in media firm IAC/InterActive Corp., which saw strong revenue growth.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2018
More than $50 billion	61.3
More than $15 billion–$50 billion	21.7
More than $2 billion–$15 billion	16.2
$2 billion or less	0.8
Total	100.0

Fund profile

as of 10/31/2018
Net assets	$6.57 billion
Portfolio turnover rate	59%
Number of holdings	188
Weighted median market capitalization	$81.64 billion
Price/earnings ratio (weighted 12-month trailing average)*	29.0

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	11

Large-Cap Growth Fund

Expense example

Six months ended October 31, 2018

Large-Cap Growth Fund	Beginning account value (5/1/18)	Ending account value (10/31/18)	Expenses paid during period* (5/1/18– 10/31/18)
Actual return
Institutional Class	$1,000.00	$1,028.82	$2.10
Advisor Class	1,000.00	1,028.35	2.61
Premier Class	1,000.00	1,027.90	2.86
Retirement Class	1,000.00	1,027.54	3.37
Retail Class	1,000.00	1,027.46	3.58

5% annual hypothetical return
Institutional Class	1,000.00	1,023.14	2.09
Advisor Class	1,000.00	1,022.63	2.60
Premier Class	1,000.00	1,022.38	2.85
Retirement Class	1,000.00	1,021.88	3.36
Retail Class	1,000.00	1,021.68	3.57

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.41% for the Institutional Class, 0.51% for the Advisor Class, 0.56% for the Premier Class, 0.66% for the Retirement Class and 0.70% for the Retail Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2018
Information technology	34.3
Communication services	17.5
Consumer discretionary	15.6
Health care	14.8
Industrials	7.8
Consumer staples	4.2
Materials	2.2
Financials	1.1
Energy	1.0
Short-term investments, other assets & liabilities, net	1.5
Total	100.0

Performance for the twelve months ended October 31, 2018

The Large-Cap Growth Fund returned 11.30% for the Institutional Class, compared with the 10.71% return of its benchmark, the Russell 1000® Growth Index.

Stock gains marred by late-period volatility, U.S. economy remained strong

The U.S. economy continued to expand during the twelve-month period, initially growing at a moderate pace before finishing with its strongest back-to-back quarterly growth rates in the second and third quarters since 2014. The unemployment rate declined to 3.7%—its lowest level in almost 50 years—in September 2018 and remained there at period-end. Annualized core inflation, which includes all items except food and energy, was 2.1% in October, down slightly from 2.2% in September. The price per barrel of West Texas Intermediate crude oil rose, while the U.S. dollar initially declined but recovered later in the period.

For the first three-quarters of the period, equity markets benefited from the growing U.S. economy, high levels of consumer confidence and legislation that reduced federal income taxes. But stocks lost ground amid heightened volatility over the final three months as investors grew concerned about the combination of rising interest rates and potentially slower global economic growth. The Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, advanced 6.60%. Large-cap stocks outpaced smaller equities, and growth shares outperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2018, the Russell 1000 Growth Index had an average annual gain of 15.45%, outperforming the 11.30% and 13.35% average annual returns of the Russell 1000 Value Index and the Russell 3000 Index, respectively.

Performance as of October 31, 2018

Large-Cap Growth Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	3/31/06	11.30%	13.65%		15.30%		0.43%	0.43%
Advisor Class	12/4/15	11.19	13.60	†	15.27	†	0.65	0.58
Premier Class	9/30/09	11.11	13.47		15.15	†	0.58	0.58
Retirement Class	3/31/06	11.03	13.34		15.01		0.72	0.72
Retail Class	3/31/06	10.97	13.28		14.94		0.75	0.75
Russell 1000 Growth Index	—	10.71	13.43		15.45		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor and Premier classes that is prior to their respective inception dates is based on the performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor and Premier classes. If these higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

12	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

Technology fueled the benchmark’s rise

Eight of the eleven industry sectors in the Russell 1000 Growth Index registered gains for the twelve months. Information technology, the biggest sector for the period, climbed 18.7% and contributed nearly one-half of the index’s return, lifted by positive earnings reports. Consumer discretionary and health care were the next-largest sectors and also made the next-largest contributions, with gains of 19.6% and 8.3%, respectively. Together, these three sectors represented almost 60.0% of the index’s total market capitalization on October 31, 2018. Materials and energy were the worst-performing sectors, returning –10.5% and –9.1%, respectively. However, their combined weighting was less than 4.0%.

For the twelve-month period, returns for the benchmark’s five largest holdings were mixed. The three largest stocks—Apple, Microsoft and Amazon.com—posted impressive gains that easily surpassed the overall performance of the index. Alphabet, the parent company of Google, advanced but significantly trailed the benchmark, while Facebook recorded a double-digit loss.

Stock selections helped the Fund outperform

The Fund outperformed the benchmark on the strength of several stock choices. The top contributors to relative performance were overweight positions in software providers Intuit and Adobe Systems. Intuit experienced strong demand for its online version of QuickBooks, while Adobe Systems reported record revenues. The next-largest contributors were overweight investments in Netflix and medical equipment manufacturer Intuitive Surgical.

These favorable effects were partially offset by certain unsuccessful stock allocations. The largest detractor was an underweight position in Apple, which performed well during the period. Next was an overweight holding in semiconductor maker Broadcom, followed by a nonbenchmark investment in Chinese online commerce company Alibaba. The Fund also had a small exposure to derivatives instruments, which detracted from its relative performance.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2018
More than $50 billion	72.2
More than $15 billion–$50 billion	22.4
More than $2 billion–$15 billion	5.2
$2 billion or less	0.2
Total	100.0

Fund profile

as of 10/31/2018
Net assets	$5.15 billion
Portfolio turnover rate	90%
Number of holdings	84
Weighted median market capitalization	$119.28 billion
Price/earnings ratio (weighted 12-month trailing average)*	35.2

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	13

Large-Cap Value Fund

Expense example

Six months ended October 31, 2018

Large-Cap Value Fund	Beginning account value (5/1/18)	Ending account value (10/31/18)	Expenses paid during period* (5/1/18– 10/31/18)
Actual return
Institutional Class	$1,000.00	$966.15	$1.88
Advisor Class	1,000.00	966.13	2.18
Premier Class	1,000.00	965.00	2.67
Retirement Class	1,000.00	964.40	3.17
Retail Class	1,000.00	964.71	3.42

5% annual hypothetical return
Institutional Class	1,000.00	1,023.29	1.94
Advisor Class	1,000.00	1,022.99	2.24
Premier Class	1,000.00	1,022.48	2.75
Retirement Class	1,000.00	1,021.98	3.26
Retail Class	1,000.00	1,021.73	3.52

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.38% for the Institutional Class, 0.44% for the Advisor Class, 0.54% for the Premier Class, 0.64% for the Retirement Class and 0.69% for the Retail Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2018
Financials	21.5
Health care	15.1
Information technology	12.0
Energy	10.8
Industrials	8.2
Consumer discretionary	8.1
Communication services	7.9
Consumer staples	7.3
Materials	4.6
Utilities	3.2
Real estate	0.1
Short-term investments, other assets & liabilities, net	1.2
Total	100.0

Performance for the twelve months ended October 31, 2018

The Large-Cap Value Fund returned –1.84% for the Institutional Class, compared with the 3.03% return of its benchmark, the Russell 1000® Value Index.

Stock gains marred by late-period volatility, U.S. economy remained strong

The U.S. economy continued to expand during the twelve-month period, initially growing at a moderate pace before finishing with its strongest back-to-back quarterly growth rates in the second and third quarters since 2014. The unemployment rate declined to 3.7%—its lowest level in almost 50 years—in September 2018 and remained there at period-end. Annualized core inflation, which includes all items except food and energy, was 2.1% in October, down slightly from 2.2% in September. The price per barrel of West Texas Intermediate crude oil rose, while the U.S. dollar initially declined but recovered later in the period.

For the first three-quarters of the period, equity markets benefited from the growing U.S. economy, high levels of consumer confidence and legislation that reduced federal income taxes. But stocks lost ground amid heightened volatility over the final three months as investors grew concerned about the combination of rising interest rates and potentially slower global economic growth. The Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, advanced 6.60%. Large-cap stocks outpaced smaller equities, and growth shares outperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2018, the Russell 1000 Value Index had an average annual gain of 11.30%, lagging the 15.45% and 13.35% average annual returns of the Russell 1000 Growth Index and the Russell 3000 Index, respectively.

Performance as of October 31, 2018

Large-Cap Value Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	–1.84%	6.68%		11.23%		0.40%	0.40%
Advisor Class	12/4/15	–1.85	6.65	†	11.21	†	0.49	0.49
Premier Class	9/30/09	–2.01	6.51		11.08	†	0.55	0.55
Retirement Class	10/1/02	–2.11	6.40		10.95		0.65	0.65
Retail Class	10/1/02	–2.13	6.34		10.89		0.72	0.72
Russell 1000 Value Index	—	3.03	8.61		11.30		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor and Premier classes that is prior to their respective inception dates is based on the performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor and Premier classes. If these higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

14	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

Health care drove the benchmark higher

Seven of the eleven industry sectors in the Russell 1000 Value Index produced gains for the twelve months. The heavily weighted health care sector rose 13.8% and contributed more than one-half of the index’s return, buoyed by strong earnings reports and stable growth prospects. Communication services, information technology and energy also made sizeable contributions, advancing 20.1%, 8.1% and 3.5%, respectively. Together, these four sectors represented close to 40.0% of the benchmark’s total market capitalization on October 31, 2018.

Financials, the largest sector, returned –0.6% amid concerns about banks’ profitability. Materials and industrials were the weakest performers, declining 9.3% and 8.2%, respectively.

For the twelve-month period, the returns of the benchmark’s five largest stocks diverged. The two biggest holdings, JPMorgan Chase and Berkshire Hathaway, delivered healthy gains that surpassed the overall performance of the index. Johnson & Johnson slightly outperformed, while Bank of America advanced but lagged the index. Exxon Mobil posted a modest loss, despite higher oil prices.

Stock selections trimmed the Fund’s relative return

The Fund underperformed the index, hampered by stock allocations that did not perform as anticipated. An overweight position in Kraft Heinz was the biggest detractor, as the company faced heightened competition and rising costs. The next-largest detractors were a nonbenchmark position in chemical producer Tronox, an overweight in insurer AIG and an out-of-index investment in aerospace firm Triumph Group. The Fund also had a small exposure to derivatives instruments, which detracted from its relative performance.

On the positive side, the Fund benefited from several strong stock choices. Chief among these was a nonbenchmark position in Advanced Micro Devices, which rose as investors expected increased semiconductor sales. Other top contributors included an out-of-benchmark position in managed care company Molina Healthcare and an overweight position in retailer Advance Auto Parts.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2018
More than $50 billion	50.5
More than $15 billion–$50 billion	22.5
More than $2 billion–$15 billion	23.1
$2 billion or less	3.9
Total	100.0

Fund profile

as of 10/31/2018
Net assets	$6.22 billion
Portfolio turnover rate	53%
Number of holdings	170
Weighted median market capitalization	$51.23 billion
Price/earnings ratio (weighted 12-month trailing average)*	30.3

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	15

Mid-Cap Growth Fund

Expense example

Six months ended October 31, 2018

Mid-Cap Growth Fund	Beginning account value (5/1/18)	Ending account value (10/31/18)	Expenses paid during period* (5/1/18– 10/31/18)
Actual return
Institutional Class	$1,000.00	$974.21	$2.34
Advisor Class	1,000.00	974.20	2.54
Premier Class	1,000.00	973.61	3.08
Retirement Class	1,000.00	973.01	3.58
Retail Class	1,000.00	972.97	3.78

5% annual hypothetical return
Institutional Class	1,000.00	1,022.84	2.40
Advisor Class	1,000.00	1,022.63	2.60
Premier Class	1,000.00	1,022.08	3.16
Retirement Class	1,000.00	1,021.58	3.67
Retail Class	1,000.00	1,021.37	3.87

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.47% for the Institutional Class, 0.51% for the Advisor Class, 0.62% for the Premier Class, 072% for the Retirement Class and 0.76% for the Retail Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2018
Information technology	32.1
Consumer discretionary	18.5
Industrials	15.4
Health care	10.7
Financials	8.5
Communication services	6.5
Materials	5.0
Energy	2.3
Consumer staples	0.4
Short-term investments, other assets & liabilities, net	0.6
Total	100.0

Performance for the twelve months ended October 31, 2018

The Mid-Cap Growth Fund returned 2.29% for the Institutional Class, compared with the 6.14% return of its benchmark, the Russell Midcap® Growth Index.

Stock gains marred by late-period volatility, U.S. economy remained strong

The U.S. economy continued to expand during the twelve-month period, initially growing at a moderate pace before finishing with its strongest back-to-back quarterly growth rates in the second and third quarters since 2014. The unemployment rate declined to 3.7%—its lowest level in almost 50 years—in September 2018 and remained there at period-end. Annualized core inflation, which includes all items except food and energy, was 2.1% in October, down slightly from 2.2% in September. The price per barrel of West Texas Intermediate crude oil rose, while the U.S. dollar initially declined but recovered later in the period.

For the first three-quarters of the period, equity markets benefited from the growing U.S. economy, high levels of consumer confidence and legislation that reduced federal income taxes. But stocks lost ground amid heightened volatility over the final three months as investors grew concerned about the combination of rising interest rates and potentially slower global economic growth. The Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, advanced 6.60%. Large-cap stocks outpaced smaller equities, and growth shares outperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2018, the Russell Midcap Growth Index registered an average annual return of 15.10%, while the Russell 3000 and Russell Midcap Value indexes each had an average annual return of 13.35%.

Performance as of October 31, 2018

Mid-Cap Growth Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	2.29%	7.50%		13.68%		0.47%	0.47%
Advisor Class	12/4/15	2.22	7.47	†	13.66	†	0.56	0.56
Premier Class	9/30/09	2.13	7.33		13.52	†	0.62	0.62
Retirement Class	10/1/02	2.04	7.23		13.39		0.72	0.72
Retail Class	10/1/02	1.99	7.16		13.34		0.80	0.80
Russell Midcap Growth Index	—	6.14	10.10		15.10		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor and Premier classes that is prior to their respective inception dates is based on the performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor and Premier classes. If these higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

16	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

Gains in most sectors lifted the benchmark

Eight of the eleven industry sectors advanced for the twelve months. Information technology, the largest sector for the period, rose 9.9% and contributed approximately 40.0% of the index’s return. Industrials, consumer discretionary and health care—the next-largest sectors—climbed 3.0%, 11.4% and 7.6%, respectively, and also made significant contributions. Together, these four sectors accounted for more than three-quarters of the benchmark’s total market capitalization on October 31, 2018. On the negative side, materials returned –20.2%.

For the twelve-month period, all of the benchmark’s five largest stocks posted gains that easily surpassed the overall performance of the index. Discount retailer Ross Stores, the biggest holding, generated the strongest return amid a brisk pace of new store openings. Next in line were medical equipment manufacturer Edward Lifesciences, cloud computing company ServiceNow and software provider Red Hat. Financial technology firm Fiserv trailed these strong-performing stocks but still performed well.

Stock choices weighed on the Fund’s relative results

The Fund trailed its benchmark primarily because of certain stock allocations that did not perform as anticipated. The largest detractor from relative performance was an out-of-index position in chemical producer Tronox, which encountered regulatory hurdles as it pursued the acquisition of a competitor. Nonbenchmark holdings in chemical manufacturer Olin and financial technology company GreenSky also detracted, as did an overweight investment in Wynn Resorts.

On the positive side, several Fund positions contributed to its performance relative to the benchmark. Chief among these were an overweight holding in semiconductor manufacturer Advanced Micro Devices and a nonbenchmark investment in medical services provider Teladoc Health. Advanced Micro Devices appeared poised to gain share in the market for data-center processors, while Teladoc Health announced strong revenue growth and a major acquisition. An out-of-benchmark position in health club franchise Planet Fitness was the third-largest contributor. The Fund also had a small exposure to derivatives instruments, which was beneficial for its relative performance.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2018
More than $15 billion–$50 billion	46.5
More than $2 billion–$15 billion	48.7
$2 billion or less	4.8
Total	100.0

Fund profile

as of 10/31/2018
Net assets	$1.36 billion
Portfolio turnover rate	70%
Number of holdings	118
Weighted median market capitalization	$14.70 billion
Price/earnings ratio (weighted 12-month trailing average)*	41.3

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	17

Mid-Cap Value Fund

Expense example

Six months ended October 31, 2018

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Mid-Cap	value	value	(5/1/18–
Value Fund	(5/1/18)	(10/31/18)	10/31/18)
Actual return
Institutional Class	$1,000.00	$953.81	$1.87
Advisor Class	1,000.00	953.77	2.07
Premier Class	1,000.00	953.28	2.61
Retirement Class	1,000.00	952.67	3.10
Retail Class	1,000.00	952.17	3.35

5% annual hypothetical return
Institutional Class	1,000.00	1,023.29	1.94
Advisor Class	1,000.00	1,023.09	2.14
Premier Class	1,000.00	1,022.53	2.70
Retirement Class	1,000.00	1,022.03	3.21
Retail Class	1,000.00	1,021.78	3.47

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.38% for the Institutional Class, 0.42% for the Advisor Class, 0.53% for the Premier Class, 0.63% for the Retirement Class and 0.68% for the Retail Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

% of net assets
Sector	as of 10/31/2018
Financials	17.6
Industrials	14.4
Utilities	11.6
Real estate	11.2
Energy	8.8
Consumer discretionary	7.9
Health care	7.1
Information technology	6.8
Materials	6.4
Consumer staples	4.0
Communication services	2.7
Short-term investments, other assets & liabilities, net	1.5
Total	100.0

Performance for the twelve months ended October 31, 2018

The Mid-Cap Value Fund returned –2.12% for the Institutional Class, compared with the 0.16% return of its benchmark, the Russell Midcap® Value Index.

Stock gains marred by late-period volatility, U.S. economy remained strong

The U.S. economy continued to expand during the twelve-month period, initially growing at a moderate pace before finishing with its strongest back-to-back quarterly growth rates in the second and third quarters since 2014. The unemployment rate declined to 3.7%—its lowest level in almost 50 years—in September 2018 and remained there at period-end. Annualized core inflation, which includes all items except food and energy, was 2.1% in October, down slightly from 2.2% in September. The price per barrel of West Texas Intermediate crude oil rose, while the U.S. dollar initially declined but recovered later in the period.

For the first three-quarters of the period, equity markets benefited from the growing U.S. economy, high levels of consumer confidence and legislation that reduced federal income taxes. But stocks lost ground amid heightened volatility over the final three months as investors grew concerned about the combination of rising interest rates and potentially slower global economic growth. The Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, advanced 6.60%. Large-cap stocks outpaced smaller equities, and growth shares outperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2018, the Russell Midcap Value and Russell 3000 indexes each recorded an average annual gain of 13.35%, while the Russell Midcap Growth Index had an average annual return of 15.10%.

Performance as of October 31, 2018

Mid-Cap Value Fund		Total	Average annual				Annual operating
		return	total return				expenses*
	Inception
	date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	–2.12%	6.79%		11.91%		0.41%	0.41%
Advisor Class	12/4/15	–2.17	6.74	†	11.88	†	0.56	0.56
Premier Class	9/30/09	–2.21	6.63		11.76	†	0.56	0.56
Retirement Class	10/1/02	–2.33	6.53		11.64		0.66	0.66
Retail Class	10/1/02	–2.40	6.47		11.60		0.71	0.71
Russell Midcap Value Index	—	0.16	8.11		13.35		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor and Premier classes that is prior to their respective inception dates is based on the performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor and Premier classes. If these higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

18	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

Benchmark sectors delivered mixed returns

Seven of the eleven industry sectors in the Russell Midcap Value Index advanced for the twelve-month period. Communication services accounted for a small percentage of the benchmark but was the top contributor to the index’s return because of its impressive 43.6% gain. Energy was the next-largest contributor, rising 3.8% amid higher oil prices, followed by utilities and real estate, which increased 2.5% and 0.2%, respectively. Together, these four sectors represented nearly one-third of the index’s total market capitalization on October 31, 2018.

The industrials sector was the worst performer, losing 6.0%, pressured by signs that global economic growth was slowing. Worries about banks’ profitability weighed on financials, the biggest sector for the period, which returned –2.4%.

For the twelve-month period, three of the benchmark’s five largest holdings recorded gains that surpassed the overall performance of the index. These stocks were financial software provider Fidelity National Information Services, utility company Public Service Enterprise Group and SunTrust Banks. Sempra Energy and natural gas producer Williams Companies declined.

Fund allocations hurt relative performance

The Fund lagged its benchmark due to certain stock choices that did not perform as expected. The two biggest detractors were a nonbenchmark position in advertising firm MDC Partners and a lack of exposure to social networking service Twitter. MDC Partners confronted several challenges, including budget cuts by existing clients and a slowdown in new business wins. By contrast, Twitter performed well, reporting its first profitable quarter as a publicly traded company. The next-largest detractors were an overweight holding in Olin and an out-of-index position in Tronox, both chemical producers.

Other stock selection decisions bolstered performance versus the benchmark. The top contributors to relative results were nonbenchmark investments in IAC/InterActiveCorp, a media conglomerate that benefited from ownership stakes in companies it had recently spun off, and Ciena, a computer network provider that experienced strong demand across a range of customers and applications. Next came out-of-benchmark holdings in rail-based transportation provider CSX and apparel retailer TJX Companies.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

% of equity investments
Market capitalization	as of 10/31/2018
More than $50 billion	3.1
More than $15 billion–$50 billion	40.2
More than $2 billion–$15 billion	51.7
$2 billion or less	5.0
Total	100.0

Fund profile

as of 10/31/2018
Net assets	$3.48 billion
Portfolio turnover rate	25%
Number of holdings	245
Weighted median market capitalization	$13.19 billion
Price/earnings ratio (weighted 12-month trailing average)*	18.0

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	19

Quant Large-Cap Growth Fund

Expense example

Six months ended October 31, 2018

			Expenses
			paid
	Beginning	Ending	during
Quant	account	account	period*
Large-Cap	value	value	(5/1/18–
Growth Fund	(5/1/18)	(10/31/18)	10/31/18)
Actual return
Institutional Class	$1,000.00	$1,037.09	$1.54
Advisor Class	1,000.00	1,035.58	2.26

5% annual hypothetical return
Institutional Class	1,000.00	1,023.69	1.53
Advisor Class	1,000.00	1,022.99	2.24

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.30% for the Institutional Class and 0.44% for the Advisor Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

% of net assets
Sector	as of 10/31/2018
Information technology	34.4
Consumer discretionary	15.9
Health care	12.4
Industrials	10.9
Communication services	10.4
Financials	7.4
Consumer staples	5.2
Real estate	1.8
Materials	1.5
Energy	0.3
Short-term investments, other assets & liabilities, net	–0.2
Total	100.0

Performance for the twelve months ended October 31, 2018

The Quant Large-Cap Growth Fund (formerly Enhanced Large-Cap Growth Index Fund) returned 9.45% for the Institutional Class, compared with the 10.71% return of its benchmark, the Russell 1000® Growth Index.

Stock gains marred by late-period volatility, U.S. economy remained strong

The U.S. economy continued to expand during the twelve-month period, initially growing at a moderate pace before finishing with its strongest back-to-back quarterly growth rates in the second and third quarters since 2014. The unemployment rate declined to 3.7%—its lowest level in almost 50 years—in September 2018 and remained there at period-end. Annualized core inflation, which includes all items except food and energy, was 2.1% in October, down slightly from 2.2% in September. The price per barrel of West Texas Intermediate crude oil rose, while the U.S. dollar initially declined but recovered later in the period.

For the first three-quarters of the period, equity markets benefited from the growing U.S. economy, high levels of consumer confidence and legislation that reduced federal income taxes. But stocks lost ground amid heightened volatility over the final three months as investors grew concerned about the combination of rising interest rates and potentially slower global economic growth. The Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, advanced 6.60%. Large-cap stocks outpaced smaller equities, and growth shares outperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2018, the Russell 1000 Growth Index had an average annual gain of 15.45%, outperforming the 11.30% and 13.35% average annual returns of the Russell 1000 Value Index and the Russell 3000 Index, respectively.

Performance as of October 31, 2018

Quant Large-Cap Growth Fund		Total	Average annual				Annual operating
		return	total return				expenses*
	Inception
	date	1 year	5 years		10 years		gross	net
Institutional Class	11/30/07	9.45%	13.03%		14.94%		0.33%	0.33%
Advisor Class	12/4/15	9.47	13.01	†	14.93	†	0.42	0.42
Russell 1000 Growth Index	—	10.71	13.43		15.45		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If these higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.

20	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

Technology fueled the benchmark’s rise

Eight of the eleven industry sectors in the Russell 1000 Growth Index registered gains for the twelve months. Information technology, the biggest sector for the period, climbed 18.7% and contributed nearly one-half of the index’s return. Consumer discretionary and health care were the next-largest sectors and also made the next-largest contributions, with gains of 19.6% and 8.3%, respectively. Together, these three sectors represented almost 60.0% of the index’s total market capitalization on October 31, 2018. Materials and energy were the worst-performing sectors, returning –10.5% and –9.1%, respectively.

For the twelve-month period, returns for the benchmark’s five largest holdings were mixed. The three largest stocks—Apple, Microsoft and Amazon.com—posted impressive gains that easily surpassed the overall performance of the index. Alphabet, the parent company of Google, advanced but significantly trailed the benchmark, while Facebook recorded a double-digit loss.

Fund’s stocks lagged those in the benchmark

During the period, the Fund trailed its benchmark due to certain stock allocations that did not perform as anticipated. The biggest detractor was an underweight position in semiconductor maker Advanced Micro Devices, whose stock surged amid a positive outlook for its semiconductors used in computer servers that run data centers. Overweight holdings in Packaging Corporation of America and Westlake Chemical were also unfavorable.

These negative effects were partly mitigated by several successful stock allocations. Chief among these was an underweight in agricultural equipment manufacturer Deere & Company, a lack of exposure to General Electric and an overweight position in data management firm NetApp.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

% of equity investments
Market capitalization	as of 10/31/2018
More than $50 billion	63.5
More than $15 billion–$50 billion	18.3
More than $2 billion–$15 billion	18.2
Total	100.0

Fund profile

as of 10/31/2018
Net assets	$2.53 billion
Portfolio turnover rate	84%
Number of holdings	235
Weighted median market capitalization	$106.45 billion
Price/earnings ratio (weighted 12-month trailing average)*	21.8

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	21

Quant Large-Cap Value Fund

Expense example

Six months ended October 31, 2018

			Expenses
			paid
	Beginning	Ending	during
Quant	account	account	period*
Large-Cap	value	value	(5/1/18–
Value Fund	(5/1/18)	(10/31/18)	10/31/18)
Actual return
Institutional Class	$1,000.00	$998.01	$1.51
Advisor Class	1,000.00	999.00	2.07

5% annual hypothetical return
Institutional Class	1,000.00	1,023.69	1.53
Advisor Class	1,000.00	1,023.14	2.09

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.30% for the Institutional Class and 0.41% for the Advisor Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

% of net assets
Sector	as of 10/31/2018
Financials	25.6
Health care	14.4
Information technology	9.5
Energy	9.4
Industrials	8.5
Consumer staples	6.6
Consumer discretionary	6.1
Communication services	5.6
Utilities	5.5
Real estate	4.6
Materials	3.9
Short-term investments, other assets & liabilities, net	0.3
Total	100.0

Performance for the twelve months ended October 31, 2018

The Quant Large-Cap Value Fund (formerly Enhanced Large-Cap Value Index Fund) returned 1.36% for the Institutional Class, compared with the 3.03% return of its benchmark, the Russell 1000® Value Index.

Stock gains marred by late-period volatility, U.S. economy remained strong

The U.S. economy continued to expand during the twelve-month period, initially growing at a moderate pace before finishing with its strongest back-to-back quarterly growth rates in the second and third quarters since 2014. The unemployment rate declined to 3.7%—its lowest level in almost 50 years—in September 2018 and remained there at period-end. Annualized core inflation, which includes all items except food and energy, was 2.1% in October, down slightly from 2.2% in September. The price per barrel of West Texas Intermediate crude oil rose, while the U.S. dollar initially declined but recovered later in the period.

For the first three-quarters of the period, equity markets benefited from the growing U.S. economy, high levels of consumer confidence and legislation that reduced federal income taxes. But stocks lost ground amid heightened volatility over the final three months as investors grew concerned about the combination of rising interest rates and potentially slower global economic growth. The Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, advanced 6.60%. Large-cap stocks outpaced smaller equities, and growth shares outperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2018, the Russell 1000 Value Index had an average annual gain of 11.30%, lagging the 15.45% and 13.35% average annual returns of the Russell 1000 Growth Index and the Russell 3000 Index, respectively.

Performance as of October 31, 2018

Quant Large-Cap Value Fund		Total	Average annual				Annual operating
		return	total return				expenses*
	Inception
	date	1 year	5 years		10 years		gross	net
Institutional Class	11/30/07	1.36%	7.60%		10.49%		0.33%	0.33%
Advisor Class	12/4/15	1.18	7.54	†	10.46	†	0.42	0.42
Russell 1000 Value Index	—	3.03	8.61		11.30		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If these higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.

22	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

Health care drove the benchmark higher

Seven of the eleven industry sectors in the Russell 1000 Value Index produced gains for the twelve months. The heavily weighted health care sector rose 13.8% and contributed more than one-half of the index’s return. Communication services, information technology and energy also made sizeable contributions, advancing 20.1%, 8.1% and 3.5%, respectively. Together, these four sectors represented close to 40.0% of the benchmark’s total market capitalization on October 31, 2018.

Financials, the largest sector, returned –0.6% amid concerns about banks’ profitability. Materials and industrials were the weakest performers, declining 9.3% and 8.2%, respectively.

For the twelve-month period, the returns of the benchmark’s five largest stocks diverged. The two biggest holdings, JPMorgan Chase and Berkshire Hathaway, delivered healthy gains that surpassed the overall performance of the index. Johnson & Johnson slightly outperformed, while Bank of America advanced but lagged the index. Exxon Mobil posted a modest loss, despite higher oil prices.

Fund trailed its benchmark

During the period, the Fund trailed its benchmark due to certain stock allocations that did not perform as anticipated. The three biggest detractors were overweight positions in Owens Corning, Panamanian airline Copa Holdings and equipment maker Terex. Rising costs unfavorably impacted Owens Corning and Copa Holdings, while materials shortages hurt Terex.

On the plus side, the top contributor to relative returns was an underweight position in General Electric, which performed poorly due to several factors, including the company’s decision to slash its dividend. Next in line were overweight holdings in data management firm NetApp and WellCare Health Plans.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

% of equity investments
Market capitalization	as of 10/31/2018
More than $50 billion	50.2
More than $15 billion–$50 billion	27.7
More than $2 billion–$15 billion	22.1
Total	100.0

Fund profile

as of 10/31/2018
Net assets	$2.54 billion
Portfolio turnover rate	84%
Number of holdings	326
Weighted median market capitalization	$60.78 billion
Price/earnings ratio (weighted 12-month trailing average)*	14.6

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	23

Quant Small-Cap Equity Fund

Expense example

Six months ended October 31, 2018

			Expenses
			paid
	Beginning	Ending	during
Quant	account	account	period*
Small-Cap	value	value	(5/1/18–
Equity Fund	(5/1/18)	(10/31/18)	10/31/18)
Actual return
Institutional Class	$1,000.00	$993.65	$1.96
Advisor Class	1,000.00	993.64	2.31
Premier Class	1,000.00	992.55	2.71
Retirement Class	1,000.00	992.40	3.21
Retail Class	1,000.00	992.32	3.31

5% annual hypothetical return
Institutional Class	1,000.00	1,023.24	1.99
Advisor Class	1,000.00	1,022.89	2.35
Premier Class	1,000.00	1,022.48	2.75
Retirement Class	1,000.00	1,021.98	3.26
Retail Class	1,000.00	1,021.88	3.36

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.39% for the Institutional Class, 0.46% for the Advisor Class, 0.54% for the Premier Class, 0.64% for the Retirement Class and 0.66% for the Retail Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

% of net assets
Sector	as of 10/31/2018
Financials	17.4
Health care	15.7
Information technology	15.2
Industrials	14.9
Consumer discretionary	11.1
Real estate	7.7
Energy	5.7
Materials	3.9
Utilities	3.7
Communication services	2.3
Consumer staples	2.2
Short-term investments, other assets & liabilities, net	0.2
Total	100.0

Performance for the twelve months ended October 31, 2018

The Quant Small-Cap Equity Fund (formerly Small-Cap Equity Fund) returned 0.85% for the Institutional Class, compared with the 1.85% return of its benchmark, the Russell 2000® Index.

Stock gains marred by late-period volatility, U.S. economy remained strong

The U.S. economy continued to expand during the twelve-month period, initially growing at a moderate pace before finishing with its strongest back-to-back quarterly growth rates in the second and third quarters since 2014. The unemployment rate declined to 3.7%—its lowest level in almost 50 years—in September 2018 and remained there at period-end. Annualized core inflation, which includes all items except food and energy, was 2.1% in October, down slightly from 2.2% in September. The price per barrel of West Texas Intermediate crude oil rose, while the U.S. dollar initially declined but recovered later in the period.

For the first three-quarters of the period, equity markets benefited from the growing U.S. economy, high levels of consumer confidence and legislation that reduced federal income taxes. But stocks lost ground amid heightened volatility over the final three months as investors grew concerned about the combination of rising interest rates and potentially slower global economic growth. The Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, advanced 6.60%. Large-cap stocks outpaced smaller equities, and growth shares outperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2018, the Russell 2000 Index produced an average annual gain of 12.44%, trailing the 13.35% average annual return of the Russell 3000 Index.

Performance as of October 31, 2018

Quant Small-Cap Equity Fund		Total	Average annual				Annual operating
		return	total return				expenses*
	Inception
	date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	0.85%	8.72%		12.94%		0.41%	0.41%
Advisor Class	12/4/15	0.84	8.68	†	12.91	†	0.50	0.50
Premier Class	9/30/09	0.68	8.54		12.77	†	0.56	0.56
Retirement Class	10/1/02	0.60	8.43		12.65		0.66	0.66
Retail Class	10/1/02	0.62	8.38		12.58		0.71	0.71
Russell 2000 Index	—	1.85	8.01		12.44		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor and Premier classes that is prior to their respective inception dates is based on the performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor and Premier classes. If these higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

24	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

Health care drove the benchmark higher

Five of the eleven industry sectors in the Russell 2000 Index posted gains for the twelve months. The heavily weighted health care sector rose 10.7% and contributed most to the index’s return. Consumer staples, consumer discretionary and information technology also made sizable contributions, advancing 6.3%, 6.2% and 3.4%, respectively. Together, these four sectors represented nearly 45.0% of the index’s market capitalization on October 31, 2018. Communication services, the index’s smallest sector, posted the highest return at 24.7%.

Materials was the worst-performing component with a return of –11.8%. Energy, financials, industrials, real estate and utilities also suffered losses.

For the twelve-month period, the benchmark’s five largest stocks all produced gains that substantially exceeded the index’s overall return. Ecommerce website Etsy, global blood and plasma firm Haemonetics Corporation and discount store chain Five Below all generated triple-digit gains. Medical device manufacturer LivaNova and semiconductor manufacturer Integrated Device Technology posted sizable double-digit returns.

Stock allocations led Fund to underperform the benchmark

The Fund underperformed its benchmark largely due to overweight positions in several poorly performing stocks. The top detractor was an overweight to North American construction products distributor GMS. Next was an overweight position to semiconductor intellectual property company Ceva, followed by overweights to mortgage insurer MGIC Investment Corporation and information technology supply chain services firm SYNNEX.

Positions in several strong-performing stocks helped offset the impact of these negative factors. Chief among these was an overweight to administrative and human resources outsourcing firm Insperity. Next was an overweight to wellness and dieting company Medifast. Overweight positions in telecommunications firm Vonage Holdings and photonic and laser systems company Electro Scientific Industries also made solid contributions.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

% of equity investments
Market capitalization	as of 10/31/2018
More than $15 billion–$50 billion	1.1
More than $2 billion–$15 billion	59.4
$2 billion or less	39.5
Total	100.0

Fund profile

as of 10/31/2018
Net assets	$3.35 billion
Portfolio turnover rate	87%
Number of holdings	307
Weighted median market capitalization	$2.39 billion
Price/earnings ratio (weighted 12-month trailing average)*	29.1

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	25

Quant Small/Mid-Cap Equity Fund

Expense example

Six months ended October 31, 2018

Quant Small/Mid-Cap Equity Fund	Beginning account value (5/1/18)	Ending account value (10/31/18)	Expenses paid during period* (5/1/18– 10/31/18)
Actual return
Institutional Class	$1,000.00	$1,011.39	$2.53
Advisor Class	1,000.00	1,011.38	2.59
Premier Class	1,000.00	1,010.59	3.34
Retirement Class	1,000.00	1,010.60	3.85
Retail Class	1,000.00	1,009.80	4.41

5% annual hypothetical return
Institutional Class	1,000.00	1,022.68	2.55
Advisor Class	1,000.00	1,022.63	2.60
Premier Class	1,000.00	1,021.88	3.36
Retirement Class	1,000.00	1,021.37	3.87
Retail Class	1,000.00	1,020.82	4.43

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.50% for the Institutional Class, 0.51% for the Advisor Class, 0.66% for the Premier Class, 0.76% for the Retirement Class and 0.87% for the Retail Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2018
Industrials	16.0
Financials	15.4
Information technology	14.3
Health care	13.5
Consumer discretionary	11.6
Real estate	9.7
Energy	5.1
Materials	5.0
Consumer staples	3.6
Communication services	3.0
Utilities	2.4
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

Performance for the twelve months ended October 31, 2018

The Quant Small/Mid-Cap Equity Fund (formerly Small/Mid-Cap Equity Fund) returned 6.02% for the Institutional Class, compared with the 2.80% return of its benchmark, the Russell 2500® Index.

Stock gains marred by late-period volatility, U.S. economy remained strong

The U.S. economy continued to expand during the twelve-month period, initially growing at a moderate pace before finishing with its strongest back-to-back quarterly growth rates in the second and third quarters since 2014. The unemployment rate declined to 3.7%—its lowest level in almost 50 years—in September 2018 and remained there at period-end. Annualized core inflation, which includes all items except food and energy, was 2.1% in October, down slightly from 2.2% in September. The price per barrel of West Texas Intermediate crude oil rose, while the U.S. dollar initially declined but recovered later in the period.

For the first three-quarters of the period, equity markets benefited from the growing U.S. economy, high levels of consumer confidence and legislation that reduced federal income taxes. But stocks lost ground amid heightened volatility over the final three months as investors grew concerned about the combination of rising interest rates and potentially slower global economic growth. The Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%. Trade tensions between the United States and China persisted through much of the period, but their impact on stock prices was sporadic.

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, advanced 6.60%. Large-cap stocks outpaced smaller equities, and growth shares outperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Performance as of October 31, 2018

Quant Small/Mid-Cap Equity Fund		Total return	Average annual total return		Annual operating expenses*
	Inception date	1 year	since inception		gross	net
Institutional Class	8/5/16	6.02%	13.02%		0.50%	0.50%
Advisor Class	8/5/16	6.19	13.05		0.59	0.59
Premier Class	8/5/16	5.89	12.85		0.64	0.64
Retirement Class	8/5/16	5.83	12.74		0.75	0.75
Retail Class	8/5/16	5.77	12.61		0.88	0.88
Russell 2500 Index	—	2.80	10.12	†	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	Performance is calculated from the inception date of the Institutional Class.

26	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

Technology and health care bolstered the benchmark’s return

Seven of the eleven industry sectors in the Russell 2500 Index generated gains for the twelve months. Information technology, the third-largest sector, contributed the most with a return of 8.1%. Next was health care, which returned 10.7%, followed by consumer discretionary with a return of 4.3%. Together, these three sectors accounted for 38.7% of the index’s total market capitalization on October 31, 2018. Communication services, one of the index’s smallest sectors, performed best with a gain of 19.0%.

Among the sectors that lost value, materials fell 12.4%. The two largest sectors in the index, financials and industrials, lost 0.6% and 2.2%, respectively.

Each of the benchmark’s five largest stocks produced gains that exceeded the overall performance of the index during the period. Shares of semiconductor company Advanced Micro Devices, the largest stock in the index, benefited from demand driven by mobile devices and video games. Shares of WellCare Health Plans, a managed care provider, information technology company CDW and retailer Kohl’s all produced returns that far exceeded the gain of the index. Cooper Companies, a medical device business, more than doubled the index’s performance.

Fund outperformed its benchmark

Over the twelve-month period, the Fund outperformed its benchmark due largely to overweight positions in stocks that each more than doubled in value. The Fund benefited most from an overweight position in Insperity, a human resource servicing firm that recorded strong business growth, which issued a stock split and raised its dividend. Overweights in Medifast, a diet and wellness company whose profits nearly doubled in the first half of 2018, and Twilio, a fast-growing communications software firm, also enhanced the Fund’s relative return.

These positive effects were partially offset by the Fund’s overweight position in Tronox, a chemical producer whose shares declined. The Federal Trade Commission obtained a preliminary injunction blocking the company’s planned merger with a competitor. Overweight positions in SYNNEX, a call center operator and distributor of technology products, and Thor Industries, a maker of recreational vehicles, also detracted from the Fund’s relative performance.

$10,000 invested at Fund’s inception

Institutional Class (inception August 5, 2016)

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2018
More than $15 billion–$50 billion	1.2
More than $2 billion–$15 billion	70.8
$2 billion or less	28.0
Total	100.0

Fund profile

as of 10/31/2018
Net assets	$646.77 million
Portfolio turnover rate	64%
Number of holdings	336
Weighted median market capitalization	$3.88 billion
Price/earnings ratio (weighted 12-month trailing average)*	24.7

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	27

Social Choice Equity Fund

Expense example

Six months ended October 31, 2018

Social Choice Equity Fund	Beginning account value (5/1/18)	Ending account value (10/31/18)	Expenses paid during period* (5/1/18– 10/31/18)
Actual return
Institutional Class	$1,000.00	$1,011.47	$0.91
Advisor Class	1,000.00	1,011.48	1.17
Premier Class	1,000.00	1,011.51	1.72
Retirement Class	1,000.00	1,010.79	2.18
Retail Class	1,000.00	1,010.45	2.28

5% annual hypothetical return
Institutional Class	1,000.00	1,024.30	0.92
Advisor Class	1,000.00	1,024.05	1.17
Premier Class	1,000.00	1,023.49	1.73
Retirement Class	1,000.00	1,023.04	2.19
Retail Class	1,000.00	1,022.94	2.29

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.18% for the Institutional Class, 0.23% for the Advisor Class, 0.34% for the Premier Class, 0.43% for the Retirement Class and 0.45% for the Retail Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2018
Information technology	22.4
Financials	15.5
Health care	15.1
Industrials	10.5
Consumer discretionary	9.9
Consumer staples	6.4
Energy	5.3
Real estate	3.7
Communication services	3.6
Utilities	3.6
Materials	3.3
Short-term investments, other assets & liabilities, net	0.7
Total	100.0

Performance for the twelve months ended October 31, 2018

The Social Choice Equity Fund returned 5.17% for the Institutional Class, compared with the 6.60% return of its benchmark, the Russell 3000® Index. The Fund utilizes environmental, social and governance (ESG) criteria, while the benchmark does not.

Certain stock exclusions limited the Fund’s relative performance

Because of its ESG criteria, the Fund did not invest in a number of stocks included in the Russell 3000 Index. Avoiding these companies produced mixed results during the twelve-month period, but the net effect was that the Fund returned less than its benchmark.

The Fund’s exclusion of some stocks detracted from relative performance, namely Amazon.com and Boeing. Amazon’s results continued to impress investors. In September 2018, Amazon followed Apple to become the second company to reach a $1 trillion market capitalization. Boeing’s stock gained as growth in the number of commercial airline passengers and strong defense spending appeared to bode well for the company’s future.

Avoiding other stocks aided relative performance

The Fund’s avoidance of certain stocks that did not meet its ESG criteria contributed to its relative performance. In particular, the Fund benefited by not investing in General Electric (GE), Facebook or DowDuPont. GE’s stock fell below levels not seen since 2009 as the failure of a GE gas turbine engine added to the struggling industrial conglomerate’s woes. Facebook’s stock suffered a steep decline after management reported decelerating revenue growth and a disappointing increase in active users. DowDuPont’s share price

Performance as of October 31, 2018

Social Choice Equity Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	7/1/99	5.17%	9.64%		12.65%		0.18%	0.18%
Advisor Class	12/4/15	5.15	9.62	†	12.64	†	0.27	0.27
Premier Class	9/30/09	5.07	9.49		12.49	†	0.33	0.33
Retirement Class	10/1/02	4.96	9.38		12.38		0.43	0.43
Retail Class	3/31/06	4.93	9.36		12.37		0.46	0.46
Russell 3000 Index	—	6.60	10.81		13.35		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor and Premier classes that is prior to their respective inception dates is based on the performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor and Premier classes. If these higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

28	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

fell as investors weighed the merits of the company’s spinoff plans. The spinoffs would divide DowDuPont into three separate entities, including Corteva Agriscience, which may face difficult conditions in global agricultural markets.

Certain stock selections weighed on relative performance

To compensate for the exclusion of some stocks within the Russell 3000 Index, the Fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of its index and to manage risk.

Underweight allocations to Johnson & Johnson and Verizon and an overweight position in Applied Materials detracted from the Fund’s relative performance. After plummeting in the first half of the period, Johnson & Johnson’s stock rose in the second half, helped by better-than-expected revenues and earnings, as well as plans to seek approval for new uses of existing drugs. Verizon continued to meet or exceed investors’ expectations. Finally, investors were disappointed as semiconductor manufacturing equipment supplier Applied Materials lowered its growth outlook. The semiconductor industry as a whole has been affected by trade tensions, slowing demand for memory chips, rising inventory levels and falling prices.

On the positive side, the Fund’s overweight allocations to Netflix, Eli Lilly and Cisco contributed to its relative performance. Netflix benefited from strong subscriber growth driven by original content, winning its first Academy Award and an agreement with British satellite broadcaster Sky to make Netflix available to Sky customers. Eli Lilly’s share price surged in July as the pharmaceutical company reported strong results and disclosed plans to file for an initial public offering of its animal health unit, which had been weighing on the company’s results. Finally, shareholders cheered technology giant Cisco’s fiscal full-year results reported in October, management’s optimistic outlook and the company’s share buyback program.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2018
More than $50 billion	46.2
More than $15 billion–$50 billion	35.6
More than $2 billion–$15 billion	15.2
$2 billion or less	3.0
Total	100.0

Fund profile

as of 10/31/2018
Net assets	$3.62 billion
Portfolio turnover rate	29%
Number of holdings	712
Weighted median market capitalization	$45.30 billion
Price/earnings ratio (weighted 12-month trailing average)*	23.0

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	29

Social Choice Low Carbon Equity Fund

Expense example

Six months ended October 31, 2018

Social Choice Low Carbon Equity Fund	Beginning account value (5/1/18)	Ending account value (10/31/18)	Expenses paid during period* (5/1/18– 10/31/18)
Actual return
Institutional Class	$1,000.00	$1,011.08	$1.62
Advisor Class	1,000.00	1,011.08	2.08
Premier Class	1,000.00	1,010.27	2.38
Retirement Class	1,000.00	1,009.52	2.89
Retail Class	1,000.00	1,009.52	3.24

5% annual hypothetical return
Institutional Class	1,000.00	1,023.59	1.63
Advisor Class	1,000.00	1,023.14	2.09
Premier Class	1,000.00	1,022.84	2.40
Retirement Class	1,000.00	1,022.33	2.91
Retail Class	1,000.00	1,021.98	3.26

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.32% for the Institutional Class, 0.41% for the Advisor Class, 0.47% for the Premier Class, 0.57% for the Retirement Class and 0.64% for the Retail Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2018
Information technology	22.1
Financials	15.6
Health care	15.0
Industrials	10.9
Consumer discretionary	10.0
Consumer staples	6.8
Energy	4.7
Real estate	3.9
Communication services	3.9
Utilities	3.1
Materials	3.0
Short-term investments, other assets & liabilities, net	1.0
Total	100.0

Performance for the twelve months ended October 31, 2018

The Social Choice Low Carbon Equity Fund returned 4.54% for the Institutional Class, compared with the 6.60% return of its benchmark, the Russell 3000® Index. The Fund utilizes environmental, social and governance (ESG) criteria, while the benchmark does not.

Certain stock exclusions impeded the Fund’s relative performance

Because of its ESG criteria, the Fund did not invest in a number of stocks included in the Russell 3000 Index. Avoiding these companies produced mixed results during the twelve-month period, but the net effect was that the Fund returned less than its benchmark.

Avoiding some stocks, especially Amazon.com and Boeing, detracted from performance versus the benchmark. Amazon’s results continued to impress investors. In September, Amazon followed Apple to become the second company to reach a $1 trillion market capitalization. Boeing’s stock gained as growth in the number of commercial airline passengers and strong defense spending appeared to bode well for the company’s future.

Excluding other stocks aided the Fund’s relative performance

The Fund’s exclusion of certain stocks that did not meet its ESG criteria contributed to its relative performance. Among stocks the Fund excluded, not being invested in General Electric (GE), Facebook and DowDuPont helped the most. GE’s stock fell below levels not seen since 2009 as the failure of a GE gas turbine engine added to the struggling industrial conglomerate’s woes. Facebook’s stock suffered a steep decline after management reported

Performance as of October 31, 2018

Social Choice Low Carbon Equity Fund		Total return	Average annual total return		Annual operating expenses*
	Inception date	1 year	since inception		gross	net
Institutional Class	8/7/15	4.54%	9.80%		0.62%	0.32%
Advisor Class	12/4/15	4.54	9.76	†	0.71	0.41
Premier Class	8/7/15	4.46	9.66		0.79	0.47
Retirement Class	8/7/15	4.26	9.52		0.87	0.57
Retail Class	8/7/15	4.23	9.45		0.97	0.67
Russell 3000 Index	—	6.60	10.33	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If these higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.
‡	Performance is calculated from the inception date of the Institutional Class.

30	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

decelerating revenue growth and a disappointing increase in active users. DowDuPont’s share price fell as investors weighed the merits of spinoff plans, which would divide DowDuPont into three separate entities.

Fund trailed its benchmark

To compensate for the exclusion of some stocks within the Russell 3000 Index, the Fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of the index and to manage risk.

Among companies in which the Fund was invested, an underweight allocation to Johnson & Johnson, an overweight investment in American International Group (AIG) and an underweight position in Verizon were the largest detractors from relative performance. After plummeting in the first half of the period, Johnson & Johnson’s stock rose in the second half, helped by better-than-expected revenues and earnings, as well as plans to seek approval for new uses of existing drugs. Insurer AIG’s share price tumbled when the company projected over $1.5 billion in losses from weather-related events, including typhoons in Japan and Hurricanes Florence and Michael in the U.S. Verizon’s stock climbed as the company continued to meet or exceed investors’ expectations.

On the positive side, the leading contributors among the Fund’s investments were overweight allocations to Netflix, Phillips 66 and Andeavor. Netflix benefited from strong subscriber growth driven by original content, winning its first Academy Award and an agreement with British satellite broadcaster Sky to make Netflix available to Sky customers. Energy manufacturer Phillips 66 saw its share price soar in April as investors came to view the company’s purchase of 35 million shares from Berkshire Hathaway as beneficial. Andeavor’s stock gained on news that Marathon Petroleum would acquire the company. The stocks of Phillips 66 and Andeavor were also supported by the generally upward trend in oil prices.

$10,000 invested at Fund’s inception

Institutional Class (inception August 7, 2015)

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2018
More than $50 billion	47.8
More than $15 billion–$50 billion	35.0
More than $2 billion–$15 billion	14.1
$2 billion or less	3.1
Total	100.0

Fund profile

as of 10/31/2018
Net assets	$112.71 million
Portfolio turnover rate	45%
Number of holdings	484
Weighted median market capitalization	$46.31 billion
Price/earnings ratio (weighted 12-month trailing average)*	23.8

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	31

Emerging Markets Equity Fund

Expense example

Six months ended October 31, 2018

Emerging Markets Equity Fund	Beginning account value (5/1/18)	Ending account value (10/31/18)	Expenses paid during period* (5/1/18– 10/31/18)
Actual return
Institutional Class	$1,000.00	$ 794.47	$4.07
Advisor Class	1,000.00	794.30	3.84
Premier Class	1,000.00	793.68	4.75
Retirement Class	1,000.00	793.65	4.97
Retail Class	1,000.00	792.39	5.78

5% annual hypothetical return
Institutional Class	1,000.00	1,020.67	4.58
Advisor Class	1,000.00	1,020.92	4.33
Premier Class	1,000.00	1,019.91	5.35
Retirement Class	1,000.00	1,019.66	5.60
Retail Class	1,000.00	1,018.75	6.51

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.90% for the Institutional Class, 0.85% for the Advisor Class, 1.05% for the Premier Class, 1.10% for the Retirement Class and 1.28% for the Retail Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2018
Consumer discretionary	26.5
Information technology	15.3
Communication services	14.8
Financials	14.7
Energy	6.7
Materials	6.6
Consumer staples	6.1
Industrials	2.6
Real estate	2.3
Utilities	1.0
Short-term investments, other assets & liabilities, net	3.4
Total	100.0

Performance for the twelve months ended October 31, 2018

The Emerging Markets Equity Fund returned –18.47% for the Institutional Class, compared with the –12.52% return of its benchmark, the MSCI Emerging Markets Index.

Slowing global economic growth led international stocks lower

Foreign stocks underperformed domestic equities during the period, posting moderate gains in the first half but retreating over the final six months. While the U.S. economy gained momentum in the second half, the expansion of other economies around the world slowed. The 19-nation euro area grew at a rate of 1.7% during the third calendar quarter of 2018 when compared to the same period in 2017, according to a preliminary estimate. Euro area growth over the summer months was the weakest in four years. China’s third-quarter growth of 6.5% was the country’s slowest since 2009.

Central banks took note of the diverging economic patterns. The European Central Bank left low benchmark interest rates in place but indicated that it would likely cease its stimulative bond-buying policy by the end of 2018. Meanwhile, the U.S. Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%. The Bank of England raised its benchmark interest rate twice during the period to 0.75% amid strength in the labor market and credit growth.

For the twelve months, the MSCI Emerging Markets Index trailed the –6.85% return of the MSCI EAFE Index, which measures stock performance in 21 developed-market nations outside North America. The performance of both emerging markets and developed international markets trailed the 6.60% return of the Russell 3000® Index, a broad measure of the U.S. stock market.

Performance as of October 31, 2018

Emerging Markets Equity Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		since inception		gross	net
Institutional Class	8/31/10	–18.47%	–0.44%		1.34%		0.92%	0.92%
Advisor Class	12/4/15	–18.48	–0.48	†	1.31	†	1.01	1.01
Premier Class	8/31/10	–18.63	–0.60		1.18		1.07	1.07
Retirement Class	8/31/10	–18.63	–0.68		1.08		1.17	1.17
Retail Class	8/31/10	–18.78	–0.83		0.94		1.30	1.30
MSCI Emerging Markets Index	—	–12.52	0.78		2.25	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If these higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.
‡	Performance is calculated from the inception date of the Institutional Class.

32	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

China and South Korea push the benchmark lower

Sixteen of the 24 country components in the MSCI Emerging Markets Index posted negative results in U.S.-dollar terms for the twelve-month period. Returns for most emerging-markets nations were lower when translated into U.S. currency. China, the benchmark’s largest country, declined 16.7%, while South Korea, the second-largest component, fell 19.9%. Taiwan, the third-largest nation, lost 9.0%. Turkey, which comprised a small part of the index, plunged 43.1%. On the upside, Brazil—a large component—advanced 4.7% as growth improved. Qatar was the largest gainer, rising 37.3%.

Fund trailed its benchmark for the period

For the twelve-month period, the Fund underperformed its benchmark, partly due to certain out-of-benchmark stock selections. The most significant of these was Melco Resorts & Entertainment, an Asian casino gaming company that saw revenue declines. Next in line was Arcos Dorados, the largest operator of McDonald’s restaurants in Latin America and the Caribbean, which declined due to inflation and currency depreciation. An overweight position in the Chinese online retailer Vipshop Holdings detracted due to a weak earnings report.

On the upside, the Fund benefited from an out-of-benchmark allocation to B2W Companhia Digital, a Brazil-based Internet retailer that has seen its stock rally over the past year. Overweight allocations to Ping An Insurance, a large Chinese insurance company, and Reliance Industries, an India-based industrial conglomerate, also boosted returns.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at Fund’s inception

Institutional Class (inception August 31, 2010)

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by country

% of portfolio investments as of 10/31/2018
China	20.5
Brazil	10.9
Korea, Republic of	10.7
Taiwan	9.0
India	7.1
Hong Kong	5.8
South Africa	4.4
Uruguay	3.9
Russia	3.8
Malaysia	3.1
16 other nations	15.1
Short-term investments	5.7
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2018
More than $50 billion	28.7
More than $15 billion–$50 billion	14.2
More than $2 billion–$15 billion	43.6
$2 billion or less	13.5
Total	100.0

Fund profile

as of 10/31/2018
Net assets	$1.43 billion
Portfolio turnover rate	127%
Number of holdings	87
Weighted median market capitalization	$9.94 billion
Price/earnings ratio (weighted 12-month trailing average)*	13.4

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	33

International Equity Fund

Expense example

Six months ended October 31, 2018

International Equity Fund	Beginning account value (5/1/18)	Ending account value (10/31/18)	Expenses paid during period* (5/1/18– 10/31/18)
Actual return
Institutional Class	$1,000.00	$843.84	$2.18
Advisor Class	1,000.00	843.73	2.83
Premier Class	1,000.00	843.49	2.93
Retirement Class	1,000.00	843.36	3.39
Retail Class	1,000.00	843.18	3.76

5% annual hypothetical return
Institutional Class	1,000.00	1,022.84	2.40
Advisor Class	1,000.00	1,022.13	3.11
Premier Class	1,000.00	1,022.03	3.21
Retirement Class	1,000.00	1,021.53	3.72
Retail Class	1,000.00	1,021.12	4.13

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.47% for the Institutional Class, 0.61% for the Advisor Class, 0.63% for the Premier Class, 0.73% for the Retirement Class and 0.81% for the Retail Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2018
Consumer discretionary	26.1
Industrials	18.9
Financials	17.2
Materials	12.2
Consumer staples	7.4
Health care	5.7
Information technology	4.4
Communication services	4.3
Energy	1.5
Real estate	1.0
Short-term investments, other assets & liabilities, net	1.3
Total	100.0

Performance for the twelve months ended October 31, 2018

The International Equity Fund returned –13.04% for the Institutional Class, compared with the –6.85% return of its benchmark, the MSCI EAFE Index.

Slowing global economic growth led international stocks lower

Foreign stocks underperformed domestic equities during the period, posting moderate gains in the first half but retreating over the final six months. While the U.S. economy gained momentum in the second half, the expansion of other economies around the world slowed. The 19-nation euro area grew at a rate of 1.7% during the third calendar quarter of 2018 when compared to the same period in 2017, according to a preliminary estimate. Euro area growth over the summer was the weakest in four years. China’s 6.5% third-quarter growth was the slowest since 2009.

Central banks took note of diverging economic patterns. The European Central Bank left its low benchmark interest rates in place but indicated that it would likely cease its stimulative bond-buying policy by the end of 2018. Meanwhile, the U.S. Federal Reserve raised the federal funds target rate four times during the period to 2.00%–2.25%. The Bank of England raised its benchmark interest rate twice during the period to 0.75% amid strength in the labor market and credit growth.

The MSCI EAFE Index, which measures stock performance in 21 developed-market nations outside North America, posted a decline for the twelve months and trailed the 6.60% gain of the broad U.S. stock market, as measured by the Russell 3000® Index. For the ten years ended October 31, 2018, the average annual gain of the EAFE index was 6.89%, compared with the 13.35% average annual return of the Russell 3000 Index.

Performance as of October 31, 2018

International Equity Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	7/1/99	–13.04%	1.21%		7.41%		0.49%	0.49%
Advisor Class	12/4/15	–13.16	1.17	†	7.39	†	0.67	0.64
Premier Class	9/30/09	–13.20	1.07		7.26	†	0.64	0.64
Retirement Class	10/1/02	–13.25	0.97		7.14		0.74	0.74
Retail Class	3/31/06	–13.32	0.90		7.08		0.79	0.79
MSCI EAFE Index	—	–6.85	2.02		6.89		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor and Premier classes that is prior to their respective inception dates is based on the performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor and Premier classes. If these higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

34	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

Currency translation diminished the benchmark’s U.S-dollar return

Returns for most EAFE countries were lower when translated into U.S. dollars. Japan, the index’s largest constituent at 24.6%, was an exception. Japan returned –4.2% in yen, but –3.6% in U.S.-dollar terms. At period-end, the EAFE index’s next-largest constituents were the United Kingdom (17.6%), France (11.1%) and Germany (9.1%). These markets returned –4.6%, –6.9% and –14.8%, respectively, in U.S.-dollar terms but declined less in local currencies.

Fund trailed its benchmark

The Fund underperformed its benchmark due to certain allocations that did not perform as anticipated. Chief among these was Italian bank UniCredit, which faced higher funding costs as government bond yields rose. Next was Germany’s Daimler, maker of Mercedes-Benz automobiles, which was affected by the U.S.-China trade disputes and emission regulations. United Kingdom building products supplier Travis Perkins declined due to weakness in its retail home improvement business.

By contrast, the Fund benefited from several stocks that bolstered its relative performance. Chief among these were Germany’s Linde, which approved a merger with Praxair to become the world’s largest producer of industrial gases. Next in line was Japanese technology giant Sony, which benefited from strong earnings, helped by its PlayStation gaming business. Finally, luxury goods manufacturer Kering benefited from strong online sales of its Gucci brand.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by country

% of portfolio investments as of 10/31/2018
United Kingdom	23.2
Japan	20.6
France	19.7
Germany	12.4
Italy	7.1
Switzerland	5.7
Sweden	2.7
Norway	1.3
Spain	1.0
India	0.9
3 other nations	1.7
Short-term investments	3.7
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2018
More than $50 billion	29.5
More than $15 billion–$50 billion	39.8
More than $2 billion–$15 billion	30.5
$2 billion or less	0.2
Total	100.0

Fund profile

as of 10/31/2018
Net assets	$4.43 billion
Portfolio turnover rate	73%
Number of holdings	53
Weighted median market capitalization	$32.44 billion
Price/earnings ratio (weighted 12-month trailing average)*	11.9

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	35

International Opportunities Fund

Expense example

Six months ended October 31, 2018

International Opportunities Fund	Beginning account value (5/1/18)	Ending account value (10/31/18)	Expenses paid during period* (5/1/18– 10/31/18)
Actual return
Institutional Class	$1,000.00	$ 892.11	$2.91
Advisor Class	1,000.00	890.62	3.29
Premier Class	1,000.00	891.53	3.67
Retirement Class	1,000.00	890.30	4.15
Retail Class	1,000.00	889.72	4.81

5% annual hypothetical return
Institutional Class	1,000.00	1,022.13	3.11
Advisor Class	1,000.00	1,021.73	3.52
Premier Class	1,000.00	1,021.32	3.92
Retirement Class	1,000.00	1,020.82	4.43
Retail Class	1,000.00	1,020.11	5.14

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.61% for the Institutional Class, 0.69% for the Advisor Class, 0.77% for the Premier Class, 0.87% for the Retirement Class and 1.01% for the Retail Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2018
Information technology	16.6
Financials	16.4
Consumer discretionary	16.2
Industrials	12.6
Health care	7.2
Materials	6.1
Consumer staples	5.9
Energy	5.7
Communication services	2.8
Real estate	0.7
Short-term investments, other assets & liabilities, net	9.8
Total	100.0

Performance for the twelve months ended October 31, 2018

The International Opportunities Fund returned –7.07% for the Institutional Class, compared with the –8.24% return of its benchmark, the MSCI All Country World (ACWI) ex USA Index. During the twelve months, the Fund participated in a securities lending program.

Slowing global economic growth led international stocks lower

Foreign stocks underperformed domestic equities during the period, posting moderate gains in the first half but retreating over the final six months. The 19-nation euro area grew at a rate of 1.7% during the third calendar quarter of 2018 when compared to the same period in 2017, according to a preliminary estimate. Euro area growth over the summer months was the weakest in four years. China’s third-quarter growth of 6.5% was the country’s slowest since 2009.

Central banks took note of the diverging economic patterns. The European Central Bank left its low benchmark interest rates in place but indicated that it would likely cease its stimulative bond-buying policy by the end of 2018. Meanwhile, the U.S. Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%. The Bank of England raised its benchmark interest rate twice during the period to 0.75% amid strength in the labor market and credit growth.

For the twelve months, stocks in developed- and emerging-markets nations posted gains during the first half of the period but suffered sizable losses in the final six months. The MSCI EAFE Index, which measures stock performance in 21 developed-market nations outside North America, returned –6.85%, trailing the 6.60% gain of the broad U.S. stock market, as measured by the Russell 3000® Index. The MSCI Emerging Markets Index returned –12.52% for the period.

Performance as of October 31, 2018

International Opportunities Fund		Total return	Average annual total return				Annual operating expenses*
	Inception				since
	date	1 year	5 years		inception		gross	net
Institutional Class	4/12/13	–7.07%	3.02%		4.29%		0.63%	0.63%
Advisor Class	12/4/15	–7.17	2.98	†	4.25	†	0.72	0.72
Premier Class	4/12/13	–7.17	2.86		4.12		0.80	0.80
Retirement Class	4/12/13	–7.34	2.74		4.01		0.88	0.88
Retail Class	4/12/13	–7.41	2.59		3.86		1.08	1.08
MSCI All Country World ex USA Index	—	–8.24	1.63		3.10	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If these higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.
‡	Performance is calculated from the inception date of the Institutional Class.

36	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

Returns for most countries were lower when converted into U.S. dollars

The MSCI ACWI ex USA Index, which measures stock performance in 22 developed- and 24 emerging-markets countries, was down less in local-currency terms (–5.65%) than in U.S.-dollar terms (–8.24%) for the period. The same was true for most of the benchmark’s 46 country components. An exception was Japan, the index’s largest constituent at 16.9%. Japan returned –4.2% in yen but –3.6% in U.S.-dollar terms. The next three largest constituents—the United Kingdom (12.1%), France (7.6%) and China (7.4%)—had more substantial declines in U.S.-dollar terms than in their local currencies.

Fund outperformed its benchmark

Overweight positions in German electronic-payment firm Wirecard and Norwegian oil company Aker BP, as well as an out-of-benchmark holding in Japanese online retailer MonotaRO, drove the Fund’s outperformance of the benchmark.

By contrast, the chief detractors to relative performance were out-of-benchmark positions in Austrian chip supplier ams AG, Brazilian electronics retailer Via Varejo and United Kingdom online real estate agency Purplebricks.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at Fund’s inception

Institutional Class (inception April 12, 2013)

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by country

% of portfolio investments as of 10/31/2018
United Kingdom	13.7
Japan	12.4
Canada	7.7
United States	5.6
Brazil	5.0
Norway	4.9
China	4.0
Italy	3.3
Australia	3.2
Germany	3.1
14 other nations	23.6
Short-term investments	13.5
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2018
More than $50 billion	17.0
More than $15 billion–$50 billion	26.8
More than $2 billion–$15 billion	43.5
$2 billion or less	12.7
Total	100.0

Fund profile

as of 10/31/2018
Net assets	$1.55 billion
Portfolio turnover rate	21%
Number of holdings	102
Weighted median market capitalization	$9.99 billion
Price/earnings ratio (weighted 12-month trailing average)*	20.0

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	37

Quant International Equity Fund

Expense example

Six months ended October 31, 2018

Quant International Equity Fund	Beginning account value (5/1/18)	Ending account value (10/31/18)	Expenses paid during period* (5/1/18– 10/31/18)
Actual return
Institutional Class	$1,000.00	$ 893.33	$1.91
Advisor Class	1,000.00	893.33	2.05

5% annual hypothetical return
Institutional Class	1,000.00	1,023.19	2.04
Advisor Class	1,000.00	1,023.04	2.19

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.40% for the Institutional Class and 0.43% for the Advisor Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2018
Financials	19.3
Industrials	14.1
Consumer discretionary	11.5
Consumer staples	11.4
Health care	11.1
Materials	7.6
Information technology	6.3
Energy	6.2
Communication services	4.1
Real estate	3.4
Utilities	3.4
Short-term investments, other assets & liabilities, net	1.6
Total	100.0

Performance for the twelve months ended October 31, 2018

The Quant International Equity Fund (formerly the Enhanced International Equity Index Fund) returned –8.96% for the Institutional Class, compared with the –6.85% return of its benchmark, the MSCI EAFE Index.

Slowing global economic growth led international stocks lower

Foreign stocks underperformed domestic equities during the period, posting moderate gains in the first half but retreating over the final six months. The 19-nation euro area grew at a rate of 1.7% during the third calendar quarter of 2018 when compared to the same period in 2017, according to a preliminary estimate. Euro area growth over the summer months was the weakest in four years. China’s third-quarter growth of 6.5% was the country’s slowest since 2009.

Central banks took note of the diverging economic patterns. The European Central Bank left its low benchmark interest rates in place but indicated that it would likely cease its stimulative bond-buying policy by the end of 2018. Meanwhile, the U.S. Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%. The Bank of England raised its benchmark interest rate twice during the period to 0.75% amid strength in the labor market and credit growth.

The MSCI EAFE Index, which measures stock performance in 21 developed-market nations outside North America, posted a decline for the twelve months and trailed the 6.60% gain of the broad U.S. stock market, as measured by the Russell 3000® Index. For the ten years ended October 31, 2018, the average annual gain of the MSCI EAFE Index was 6.89%, compared with the 13.35% average annual return of the Russell 3000 Index.

Currency translation diminished the benchmark’s U.S-dollar return

Returns for most country components in the MSCI EAFE Index were lower when translated into U.S. dollars. Japan, the index’s largest constituent at 24.6%, was an exception. Japan returned –4.2% in yen, but –3.6% in U.S.-dollar terms.

Performance as of October 31, 2018

Quant International Equity Fund		Total return	Average annual total return				Annual operating expenses*
	Inception
	date	1 year	5 years		10 years		gross	net
Institutional Class	11/30/07	–8.96%	2.04%		7.07%		0.41%	0.41%
Advisor Class	12/4/15	–9.04	2.01	†	7.06	†	0.50	0.50
MSCI EAFE Index	—	–6.85	2.02		6.89		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If these higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.

38	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

At period-end, the EAFE index’s next-largest constituents were the United Kingdom (17.6%), France (11.1%) and Germany (9.1%). These markets returned –4.6%, –6.9% and –14.8%, respectively, in U.S.-dollar terms, but declined less in their local currencies.

Stock allocations detracted from the Fund’s relative performance

For the twelve-month period, the Fund trailed its benchmark due to certain stock allocations that did not perform as anticipated. The largest detractors were overweight positions in French auto-parts supplier Faurecia, German airline Deutsche Lufthansa and high-tech polymer materials manufacturer Covestro, also based in Germany. Faurecia declined in part due to a dimmer outlook for the European auto industry tied to trade disputes with the United States.

Conversely, the Fund’s top contributor was an overweight position in German electronic payment transactions firm Wirecard. Next was an underweight allocation to Belgian brewer Anheuser-Busch InBev. Third was an overweight investment in Japan’s Sumitomo Dainippon Pharma.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by country

% of portfolio investments as of 10/31/2018
Japan	24.3
United Kingdom	14.3
France	10.4
Germany	8.5
Switzerland	8.0
Australia	7.7
Netherlands	5.7
Hong Kong	3.4
Sweden	2.4
Spain	2.1
17 other nations	11.6
Short-term investments	1.6
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2018
More than $2 billion–$15 billion	34.0
More than $2 billion–$15 billion	41.6
$2 billion or less	24.4
Total	100.0

Fund profile

as of 10/31/2018
Net assets	$1.80 billion
Portfolio turnover rate	106%
Number of holdings	233
Weighted median market capitalization	$27.47 billion
Price/earnings ratio (weighted 12-month trailing average)*	10.8

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	39

Quant International Small-Cap Equity Fund

Expense example

Six months ended October 31, 2018

Quant International Small-Cap Equity Fund	Beginning account value (5/1/18)	Ending account value (10/31/18)	Expenses paid during period* (5/1/18– 10/31/18)
Actual return
Institutional Class	$1,000.00	$ 826.19	$2.99
Advisor Class	1,000.00	826.19	3.13
Premier Class	1,000.00	827.67	3.78
Retirement Class	1,000.00	825.10	3.91
Retail Class	1,000.00	824.96	5.01

5% annual hypothetical return
Institutional Class	1,000.00	1,021.93	3.31
Advisor Class	1,000.00	1,021.78	3.47
Premier Class	1,000.00	1,021.07	4.18
Retirement Class	1,000.00	1,020.92	4.33
Retail Class	1,000.00	1,019.71	5.55

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.65% for the Institutional Class, 0.68% for the Advisor Class, 0.82% for the Premier Class, 0.85% for the Retirement Class and 1.09% for the Retail Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2018
Industrials	19.4
Information technology	12.1
Consumer discretionary	11.6
Real estate	9.9
Materials	9.4
Financials	8.9
Health care	8.0
Consumer staples	6.7
Energy	4.4
Communication services	3.7
Utilities	3.5
Short-term investments, other assets & liabilities, net	2.4
Total	100.0

Performance for the twelve months ended October 31, 2018

The Quant International Small-Cap Equity Fund (formerly International Small-Cap Equity Fund) returned –15.62% for the Institutional Class, compared with the –9.73% return of its benchmark, the MSCI All Country World (ACWI) ex USA Small Cap Index.

Slowing global economic growth led international stocks lower

Foreign stocks underperformed domestic equities during the period, posting moderate gains in the first half but retreating over the final six months. While the U.S. economy gained momentum in the second half, the expansion of other economies around the world slowed. The 19-nation euro area grew at a rate of 1.7% during the third calendar quarter of 2018 when compared to the same period in 2017, according to a preliminary estimate. Euro area growth over the summer months was the weakest in four years. China’s 6.5% third-quarter growth was the slowest since 2009.

Central bankers took note of diverging economic patterns. The European Central Bank left its low benchmark interest rates in place but indicated that it would likely cease its stimulative bond-buying policy by the end of 2018. Meanwhile, the U.S. Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%. The Bank of England raised its benchmark interest rate twice during the period to 0.75% amid strength in the labor market and credit growth.

For the twelve-month period, stocks in developed- and emerging-markets nations posted gains during the first half of the period but suffered sizable losses in the final six months. The MSCI EAFE Index, which measures stock performance in 21 developed-market nations outside North America, returned –6.85% for the period. The MSCI Emerging Markets Index returned –12.52% over the twelve months.

Performance as of October 31, 2018

Quant International Small-Cap Equity Fund		Total return	Average annual total return		Annual operating expenses*
	Inception		since
	date	1 year	inception		gross	net
Institutional Class	12/9/16	–15.62%	4.64%		0.74%	0.74%
Advisor Class	12/9/16	–15.59	4.57		0.83	0.83
Premier Class	12/9/16	–15.54	4.60		1.04	0.91
Retirement Class	12/9/16	–15.79	4.39		1.04	1.01
Retail Class	12/9/16	–15.95	4.24		1.43	1.15
MSCI All Country World ex USA Small Cap Index	—	–9.73	7.31	†	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	Performance is calculated from the inception date of the Institutional Class.

40	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

Returns for most countries were lower when converted into U.S. dollars

For the twelve-month period, the MSCI ACWI ex USA Small Cap Index declined less in local-currency terms (–7.05%) than in U.S.-dollar terms (–9.73%). Just five of the 46 countries in the benchmark had positive returns in U.S.-dollar terms for the period. U.S.-dollar returns for the largest markets, in order of weight, were Japan (–6.0%), the United Kingdom (–7.9%), Canada (–7.2%) and Australia (–4.9%). Together, these four markets made up almost one-half of the benchmark’s total market capitalization on October 31, 2018.

Fund trailed its benchmark for the period

The three largest detractors from the Fund’s relative performance were overweight investments in Indonesian coal miner Indo Tambangraya Megah, HannStar Display, a Taiwan-based maker of flat panel displays for computers, smartphones and televisions, and Indivior, a pharmaceutical company with promising treatments for opioid addiction.

The Fund’s top contributors were also overweight investments. The largest impact on relative performance came from Israel-based Plus500, which operates an online contracts-for-difference trading platform and reported a substantial increase in profits. Next in line was Australia’s Beach Energy, which reported strong revenues helped by an acquisition that increased the company’s size and geographic footprint. The third-largest contributor was Spain’s ENCE Energia y Celulosa, which sells eucalyptus pulp and renewable biomass energy products.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at Fund’s inception

Institutional Class (inception December 9, 2016)

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by country

% of portfolio investments as of 10/31/2018
Japan	24.1
United Kingdom	13.3
Canada	6.2
Taiwan	5.2
Australia	4.5
Korea, Republic of	4.1
Switzerland	3.4
Sweden	3.2
France	2.9
Spain	2.6
29 other nations	25.8
Short-term investments	4.7
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2018
More than $2 billion–$15 billion	44.3
$2 billion or less	55.7
Total	100.0

Fund profile

as of 10/31/2018
Net assets	$900.60 million
Portfolio turnover rate	89%
Number of holdings	492
Weighted median market capitalization	$1.80 billion
Price/earnings ratio (weighted 12-month trailing average)*	9.8

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	41

Social Choice International Equity Fund

Expense example

Six months ended October 31, 2018

Social Choice International Equity Fund	Beginning account value (5/1/18)	Ending account value (10/31/18)	Expenses paid during period* (5/1/18– 10/31/18)
Actual return
Institutional Class	$1,000.00	$ 900.53	$1.92
Advisor Class	1,000.00	899.73	2.20
Premier Class	1,000.00	900.44	2.63
Retirement Class	1,000.00	899.47	3.11
Retail Class	1,000.00	898.58	3.54

5% annual hypothetical return
Institutional Class	1,000.00	1,023.19	2.04
Advisor Class	1,000.00	1,022.89	2.35
Premier Class	1,000.00	1,022.43	2.80
Retirement Class	1,000.00	1,021.93	3.31
Retail Class	1,000.00	1,021.48	3.77

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.40% for the Institutional Class, 0.46% for the Advisor Class, 0.55% for the Premier Class, 0.65% for the Retirement Class and 0.74% for the Retail Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2018
Financials	20.4
Industrials	14.8
Consumer discretionary	10.7
Health care	10.1
Consumer staples	9.7
Materials	8.7
Communication services	5.7
Information technology	5.5
Energy	4.8
Real estate	3.8
Utilities	3.6
Short-term investments, other assets & liabilities, net	2.2
Total	100.0

Performance for the twelve months ended October 31, 2018

The Social Choice International Equity Fund returned –7.61% for the Institutional Class, compared with the –6.85% return of its benchmark, the MSCI EAFE Index. The Fund utilizes environmental, social and governance (ESG) criteria, while the benchmark does not.

Avoiding some stocks detracted from the Fund’s relative performance

Because of its ESG criteria, the Fund did not invest in a number of stocks included in the MSCI EAFE Index. Avoiding these companies produced mixed results during the twelve-month period, but the net effect was that the Fund declined more than its benchmark.

The Fund’s main detractors among excluded stocks were energy giants Royal Dutch Shell, BP and Australian mining company BHP Billiton. Rebounding crude oil prices lifted the stocks of Royal Dutch Shell and BP and enabled both companies to report financial results that pleased investors. BHP Billiton benefited from multi-billion dollar bids to acquire its U.S. shale assets.

Other stocks that were excluded helped relative performance

The Fund’s exclusion of Bayer, British American Tobacco and Anheuser-Busch InBev contributed the most to relative performance. Investors, already skeptical of Bayer’s acquisition of Monsanto, saw mounting legal troubles over Monsanto’s herbicide Roundup, which added to their concerns. British American Tobacco’s share price trended down as tobacco stocks faced headwinds, including declining cigarette sales. Beer stocks also struggled during the period as large breweries such as Anheuser-Busch have been losing market share to craft brewers.

Performance as of October 31, 2018

Social Choice International Equity Fund		Total return	Average annual total return		Annual operating expenses*
	Inception		since
	date	1 year	inception		gross	net
Institutional Class	8/7/15	–7.61%	2.09%		1.20%	0.40%
Advisor Class	12/4/15	–7.58	2.07	†	1.29	0.49
Premier Class	8/7/15	–7.66	1.96		1.36	0.55
Retirement Class	8/7/15	–7.72	1.86		1.45	0.65
Retail Class	8/7/15	–7.88	1.73		1.56	0.76
MSCI EAFE Index	—	–6.85	1.84	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If these higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.
‡	Performance is calculated from the inception date of the Institutional Class.

42	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

Fund trailed its benchmark for the period

To compensate for the exclusion of some stocks within the MSCI EAFE Index, the Fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of its index and to manage risk.

Underweight positions in Novartis and CSL and an overweight allocation to Takeda Pharmaceutical were the Fund’s largest detractors from performance. Investors welcomed plans by pharmaceutical company Novartis to spin off its Alcon eye-care business and buy back $5 billion in shares. Biotechnology firm CSL reported strong fiscal year financial results and an optimistic 2019 outlook. Takeda Pharmaceutical’s stock declined as the Japanese drug maker reported lower operating profits.

Leading contributors among the Fund’s holdings were an underweight allocation to Nestlé, an overweight position in Sky and an underweight investment in Sanofi. In the strong upward market that characterized most of the year, investors favored fast-growing companies over defensive stocks such as Nestlé. Sky’s share price climbed as Comcast and 21st Century Fox entered a bidding war to acquire the British satellite broadcaster. Comcast eventually prevailed in a one-day auction held by British regulators. French pharmaceutical giant Sanofi reported earnings that disappointed investors.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at Fund’s inception

Institutional Class (inception August 7, 2015)

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by country

% of portfolio investments as of 10/31/2018
Japan	23.6
United Kingdom	15.0
France	10.5
Germany	8.7
Switzerland	7.2
Australia	7.1
Sweden	3.1
Spain	3.0
Netherlands	2.9
Hong Kong	2.8
15 other nations	12.5
Short-term investments	3.6
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2018
More than $50 billion	26.4
More than $15 billion–$50 billion	43.6
More than $2 billion–$15 billion	29.9
$2 billion or less	0.1
Total	100.0

Fund profile

as of 10/31/2018
Net assets	$61.12 million
Portfolio turnover rate	16%
Number of holdings	423
Weighted median market capitalization	$28.66 billion
Price/earnings ratio (weighted 12-month trailing average)*	12.4

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	43

Summary portfolio of investments

Growth & Income Fund  ■  October 31, 2018

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$20,854,426	0.3%
BANKS
4,191,912		Bank of America Corp	115,277,580	1.8
1,011,911		Citigroup, Inc	66,239,694	1.0
1,323,698		JPMorgan Chase & Co	144,309,556	2.2
336,055	n	PNC Financial Services Group, Inc	43,179,707	0.7
		Other	80,645,166	1.2
			449,651,703	6.9
CAPITAL GOODS
159,321	n	Boeing Co	56,536,650	0.9
522,815		Honeywell International, Inc	75,714,069	1.1
		Other	275,432,290	4.2
			407,683,009	6.2
COMMERCIAL & PROFESSIONAL SERVICES
553,210	n	Waste Management, Inc	49,495,699	0.7
		Other	18,593,296	0.3
			68,088,995	1.0
CONSUMER DURABLES & APPAREL			169,095,958	2.6
CONSUMER SERVICES			31,252,292	0.5
DIVERSIFIED FINANCIALS
289,381		CME Group, Inc	53,026,174	0.8
1,146,201		Morgan Stanley	52,335,538	0.8
		Other	54,591,329	0.8
			159,953,041	2.4
ENERGY
891,459		Chevron Corp	99,531,397	1.5
339,708	*	Concho Resources, Inc	47,249,986	0.7
562,063		EOG Resources, Inc	59,207,716	0.9
		Other	190,667,939	2.9
			396,657,038	6.0
FOOD & STAPLES RETAILING			31,365,578	0.5
FOOD, BEVERAGE & TOBACCO
1,855,160		Coca-Cola Co	88,825,061	1.3
202,632	n	Constellation Brands, Inc (Class A)	40,370,373	0.6
228,800		Costco Wholesale Corp	52,310,544	0.8
1,066,203		Mondelez International, Inc	44,759,202	0.7
		Other	167,722,683	2.6
			393,987,863	6.0
HEALTH CARE EQUIPMENT & SERVICES
1,089,160		Abbott Laboratories	75,086,690	1.1
178,979	n	Anthem, Inc	49,321,243	0.8
1,425,306	*	Boston Scientific Corp	51,510,559	0.8
140,063		Humana, Inc	44,877,586	0.7
86,548	*	Intuitive Surgical, Inc	45,107,087	0.7
437,259		Medtronic plc	39,274,603	0.6
318,831	n	Stryker Corp	51,720,765	0.8
360,566		Zimmer Biomet Holdings, Inc	40,956,692	0.6
		Other	177,928,397	2.7
			575,783,622	8.8
Shares		Company	Value	% of net assets
HOUSEHOLD & PERSONAL PRODUCTS
850,266		Procter & Gamble Co	$75,401,589	1.1%
		Other	31,253,856	0.5
			106,655,445	1.6
INSURANCE			94,843,204	1.4
MATERIALS
1,212,523		DowDuPont, Inc	65,379,240	1.0
372,572	*,n	Linde plc	61,649,489	1.0
		Other	106,749,796	1.6
			233,778,525	3.6
MEDIA & ENTERTAINMENT
169,907	*	Alphabet, Inc (Class C)	182,950,761	2.8
1,293,949		Comcast Corp (Class A)	49,351,215	0.8
559,099	*,n	Facebook, Inc	84,865,637	1.3
200,437	*	NetFlix, Inc	60,487,878	0.9
682,787		Walt Disney Co	78,404,431	1.2
		Other	179,781,242	2.7
			635,841,164	9.7
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
527,724		AbbVie, Inc	41,083,313	0.6
412,938		Eli Lilly & Co	44,778,997	0.7
1,470,359		Pfizer, Inc	63,313,659	1.0
1,036,183		Schering-Plough Corp	76,273,431	1.1
		Other	321,541,443	4.9
			546,990,843	8.3
REAL ESTATE			41,370,657	0.6
RETAILING
124,897	*	Amazon.com, Inc	199,586,655	3.0
464,477		Home Depot, Inc	81,692,215	1.3
		Other	137,718,576	2.1
			418,997,446	6.4
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
974,821	n	Intel Corp	45,699,608	0.7
286,072		NVIDIA Corp	60,312,560	0.9
		Other	152,214,694	2.3
			258,226,862	3.9
SOFTWARE & SERVICES
178,279	*,n	Adobe, Inc	43,813,847	0.7
434,467	n	MasterCard, Inc (Class A)	85,881,092	1.3
2,349,726	n	Microsoft Corp	250,974,234	3.8
529,647	*	PayPal Holdings, Inc	44,590,981	0.7
402,551	*	salesforce.com, Inc	55,246,099	0.8
		Other	150,869,911	2.3
			631,376,164	9.6
TECHNOLOGY HARDWARE & EQUIPMENT
1,386,656	n	Apple, Inc	303,483,532	4.6
2,090,709		Cisco Systems, Inc	95,649,937	1.5
		Other	102,972,593	1.6
			502,106,062	7.7

44	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	continued

Growth & Income Fund  ■  October 31, 2018

Shares	Company	Value	% of net assets
TELECOMMUNICATION SERVICES
1,050,130	Verizon Communications, Inc	$59,951,922	0.9%
		59,951,922	0.9
TRANSPORTATION		116,101,984	1.8
UTILITIES
242,159	NextEra Energy, Inc	41,772,427	0.7
	Other	61,201,091	0.9
		102,973,518	1.6
	TOTAL COMMON STOCKS (Cost $4,567,273,483)	6,453,587,321	98.3
PURCHASED OPTIONS
BANKS		10,240	0.0
CAPITAL GOODS		1,572	0.0
MATERIALS		11,210	0.0
MEDIA & ENTERTAINMENT		1,600	0.0
SOFTWARE & SERVICES		67,600	0.0
TRANSPORTATION		204,800	0.0

	TOTAL PURCHASED OPTIONS (Cost $662,754)	297,022	0.0

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT		3,950,000	0.1
TREASURY DEBT		41,445,513	0.6
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
65,015,318	c	State Street Navigator Securities Lending Government Money Market Portfolio	$65,015,318	1.0%
			65,015,318	1.0
	TOTAL SHORT-TERM INVESTMENTS (Cost $110,410,970)		110,410,831	1.7

	TOTAL PORTFOLIO (Cost $4,678,347,207)		6,564,295,174	100.0
	OTHER ASSETS & LIABILITIES, NET		1,194,224	0.0
	NET ASSETS		$6,565,489,398	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/18, the aggregate value of securities on loan is $65,921,452.

At 10/31/18, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $19,356,062 or 0.3% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Purchased options outstanding as of October 31, 2018 were as follows (See Note 3):

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Albemarle Corp, Put	59	$ 18,408	$ 87.50	01/18/19	$ 11,210
Facebook, Inc, Call	100	34,900	167.50	11/09/18	1,600
General Electric Co, Call	393	31,440	15.00	01/18/19	1,572
Knight-Swift Transportation Holdings, Inc, Put	640	295,680	35.00	11/16/18	204,800
Nutanix, Inc, Call	320	91,840	50.00	01/18/19	65,600
PNC Financial Services Group, Inc, Put	320	54,400	115.00	11/16/18	10,240
Red Hat, Inc, Put	200	136,086	120.00	12/21/18	2,000
Total	2,032	$662,754			$297,022

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	45

Summary portfolio of investments

Growth & Income Fund  ■  October 31, 2018

Written options outstanding as of October 31, 2018 were as follows (See Note 3):

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Activision Blizzard, Inc, Put	630	$ (94,499)	$ 62.00	11/09/18	$ (35,910)
Adobe, Inc, Put	160	(16,179)	225.00	11/02/18	(3,520)
Albemarle Corp, Put	59	(5,782)	85.00	11/16/18	(2,950)
Albemarle Corp, Put	59	(51,801)	87.50	01/18/19	(11,210)
Alibaba Group Holding Ltd, Put	240	(320,979)	140.00	04/18/19	(303,600)
AMC Networks, Inc, Put	630	(41,970)	55.00	11/16/18	(75,600)
Anthem, Inc, Call	160	(7,200)	285.00	11/09/18	(7,200)
Anthem, Inc, Put	160	(13,600)	245.00	11/02/18	(800)
Apple, Inc, Call	224	(77,951)	245.00	12/21/18	(41,440)
Apple, Inc, Call	224	(139,550)	245.00	02/15/19	(109,088)
Apple, Inc, Put	224	(45,471)	175.00	11/16/18	(7,616)
Apple, Inc, Put	224	(57,753)	185.00	12/21/18	(39,200)
Apple, Inc, Put	224	(75,711)	205.00	12/21/18	(120,960)
Apple, Inc, Put	224	(117,150)	205.00	02/15/19	(188,160)
Applied Materials, Inc, Put	630	(69,299)	35.00	01/18/19	(216,090)
Arista Networks, Inc, Put	160	(179,678)	200.00	03/15/19	(186,400)
Boeing Co, Call	200	(20,850)	395.00	11/16/18	(9,000)
Boeing Co, Call	127	(75,945)	415.00	12/21/18	(13,589)
Boeing Co, Put	127	(48,005)	340.00	12/21/18	(123,698)
Broadcom, Inc, Call	240	(25,941)	240.00	11/09/18	(21,600)
Celgene Corp, Put	500	(229,447)	85.00	01/18/19	(718,000)
Celgene Corp, Put	160	(278,116)	90.00	01/18/19	(295,840)
Celgene Corp, Put	160	(185,278)	95.00	01/18/19	(372,480)
Centene Corp, Put	320	(38,399)	120.00	11/16/18	(19,200)
Chipotle Mexican Grill, Inc, Put	80	(196,637)	405.00	03/15/19	(122,000)
Chipotle Mexican Grill, Inc, Put	80	(287,036)	420.00	06/21/19	(223,600)
Clovis Oncology, Inc, Put	104	(86,111)	26.00	01/18/19	(150,280)
Coherent, Inc, Put	181	(276,564)	145.00	02/15/19	(499,560)
ConAgra Brands, Inc, Put	1,105	(127,073)	33.00	12/21/18	(55,250)
Constellation Brands, Inc, Put	100	(49,799)	185.00	01/18/19	(42,000)
Cree, Inc, Call	640	(30,080)	43.00	12/21/18	(64,000)
Cree, Inc, Put	640	(65,292)	34.00	12/21/18	(55,680)
DISH Network Corp, Put	510	(310,076)	35.00	03/15/19	(316,200)
DXC Technology Co, Put	235	(35,955)	65.00	11/16/18	(22,325)
DXC Technology Co, Put	235	(12,925)	55.00	12/21/18	(9,400)
Ecolab, Inc, Put	235	(18,565)	138.00	11/02/18	(18,800)
Exact Sciences Corp, Call	795	(162,933)	80.00	01/18/19	(222,600)
Facebook, Inc, Call	118	(23,246)	180.00	11/16/18	(1,062)
Facebook, Inc, Call	118	(50,739)	180.00	12/21/18	(5,428)
Facebook, Inc, Call	118	(55,580)	160.00	01/18/19	(55,580)
Facebook, Inc, Put	200	(32,800)	143.00	11/09/18	(19,000)
Facebook, Inc, Put	118	(121,254)	155.00	01/18/19	(121,254)
Facebook, Inc, Put	118	(118,116)	160.00	01/18/19	(139,240)
FedEx Corp, Call	200	(18,600)	235.00	11/16/18	(20,000)
FedEx Corp, Call	200	(66,399)	240.00	01/18/19	(89,200)
FedEx Corp, Call	200	(26,400)	280.00	01/18/19	(7,800)
FedEx Corp, Put	200	(200,197)	200.00	04/18/19	(150,500)
First Data Corp, Put	865	(33,328)	19.00	11/16/18	(64,875)
General Electric Co, Call	786	(13,362)	18.00	01/18/19	(786)
General Electric Co, Put	786	(8,646)	8.00	12/21/18	(8,646)
General Electric Co, Put	786	(112,396)	14.00	01/18/19	(312,042)
Goldman Sachs Group, Inc, Put	105	(211,156)	235.00	01/18/19	(140,490)
GrubHub, Inc, Put	400	(37,012)	80.00	11/16/18	(35,600)
Hain Celestial Group, Inc, Put	1,100	(146,298)	24.00	01/18/19	(176,000)
Harris Corp, Call	320	(63,039)	180.00	11/16/18	(4,800)
IAC/InterActiveCorp, Call	240	(173,177)	240.00	01/18/19	(95,520)
IAC/InterActiveCorp, Put	360	(206,277)	165.00	01/18/19	(194,400)
IAC/InterActiveCorp, Put	240	(212,112)	200.00	01/18/19	(422,400)
IDEXX Laboratories, Inc, Call	160	(13,440)	240.00	11/16/18	(21,440)
IDEXX Laboratories, Inc, Put	160	(10,240)	175.00	11/16/18	(10,240)
Incyte Corp, Put	161	(60,550)	60.00	01/18/19	(80,500)
Ingersoll-Rand plc, Put	320	(16,320)	85.00	11/16/18	(8,320)
Ingredion, Inc, Put	152	(66,575)	95.00	01/18/19	(47,500)
Intel Corp, Put	787	(37,775)	41.00	11/02/18	(787)
International Business Machines Corp, Put	322	(188,366)	135.00	01/18/19	(696,164)
Jazz Pharmaceuticals plc, Call	160	(37,279)	165.00	11/16/18	(25,600)
Jazz Pharmaceuticals plc, Put	160	(36,480)	145.00	12/21/18	(36,400)

46	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Growth & Income Fund  ■  October 31, 2018

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Knight-Swift Transportation Holdings, Inc, Call	945	$ (36,854)	$ 35.00	11/16/18	$ (30,240)
Knight-Swift Transportation Holdings, Inc, Put	640	(123,517)	35.00	11/16/18	(204,800)
Knight-Swift Transportation Holdings, Inc, Put	945	(154,033)	30.00	12/21/18	(113,400)
Linde plc, Put	160	(26,177)	140.00	11/16/18	(26,177)
Linde plc, Put	161	(179,274)	140.00	01/18/19	(179,274)
Mastercard, Inc, Put	160	(9,280)	167.50	11/09/18	(2,800)
Microchip Technology, Inc, Put	500	(304,121)	65.00	04/18/19	(300,000)
Micron Technology, Inc, Put	630	(175,138)	45.00	01/18/19	(507,150)
Microsoft Corp, Put	320	(30,400)	97.50	11/09/18	(8,000)
Monolithic Power Systems, Inc, Call	240	(72,239)	160.00	12/21/18	(12,000)
Monolithic Power Systems, Inc, Put	240	(146,398)	110.00	12/21/18	(69,000)
Monster Beverage Corp, Put	472	(60,726)	45.00	12/21/18	(20,060)
Nektar Therapeutics, Put	400	(383,611)	44.00	01/18/19	(352,000)
Newell Brands, Inc, Put	750	(272,246)	19.00	01/18/19	(292,500)
Northrop Grumman Corp, Put	100	(12,300)	245.00	11/09/18	(10,750)
Northrop Grumman Corp, Put	51	(79,967)	300.00	01/18/19	(192,270)
Northrop Grumman Corp, Put	77	(152,689)	310.00	01/18/19	(380,380)
Nutanix, Inc, Call	320	(41,759)	57.50	01/18/19	(28,800)
Nutanix, Inc, Put	120	(30,360)	35.00	12/21/18	(18,600)
Nutanix, Inc, Put	200	(27,600)	30.00	01/18/19	(19,000)
Nutanix, Inc, Put	320	(42,559)	32.50	01/18/19	(46,400)
Parker-Hannifin Corp, Put	209	(175,140)	150.00	02/15/19	(190,190)
PNC Financial Services Group, Inc, Call	320	(32,960)	125.00	11/23/18	(175,200)
PNC Financial Services Group, Inc, Put	320	(20,278)	115.00	11/16/18	(10,240)
PNC Financial Services Group, Inc, Put	320	(26,240)	110.00	11/23/18	(6,720)
Proofpoint, Inc, Put	630	(68,039)	75.00	11/16/18	(15,750)
PVH Corp, Put	240	(90,719)	120.00	12/21/18	(127,200)
QUALCOMM, Inc, Put	375	(80,624)	62.50	01/18/19	(123,000)
Raytheon Co, Put	160	(20,184)	150.00	11/16/18	(4,480)
Red Hat, Inc, Put	200	(48,201)	120.00	12/21/18	(2,000)
Red Hat, Inc, Put	320	(111,359)	110.00	01/18/19	(3,520)
Red Hat, Inc, Put	200	(109,549)	115.00	01/18/19	(3,400)
Regeneron Pharmaceuticals, Inc, Call	165	(377,515)	430.00	02/15/19	(71,775)
Rockwell Automation, Inc, Put	50	(10,400)	140.00	12/21/18	(7,625)
Rockwell Automation, Inc, Put	104	(66,351)	145.00	04/18/19	(54,600)
Stryker Corp, Put	235	(121,775)	155.00	12/21/18	(55,225)
Take-Two Interactive Software, Inc, Call	320	(25,280)	138.00	11/02/18	(9,280)
Take-Two Interactive Software, Inc, Call	320	(45,999)	145.00	11/09/18	(44,800)
Take-Two Interactive Software, Inc, Put	320	(141,502)	107.00	11/09/18	(30,400)
Take-Two Interactive Software, Inc, Put	320	(97,550)	70.00	01/18/19	(15,200)
Tapestry, Inc, Put	960	(106,257)	40.00	11/16/18	(38,400)
Tiffany & Co, Call	477	(250,832)	150.00	01/18/19	(9,778)
Tiffany & Co, Put	477	(132,604)	100.00	01/18/19	(153,833)
Tiffany & Co, Put	477	(106,184)	115.00	01/18/19	(443,610)
Tiffany & Co, Put	477	(263,854)	120.00	01/18/19	(593,865)
TransDigm Group, Inc, Put	145	(26,524)	290.00	11/16/18	(30,160)
Twitter, Inc, Call	470	(12,220)	39.00	11/16/18	(14,100)
Ulta Beauty, Inc, Call	84	(46,334)	315.00	12/21/18	(31,920)
Ulta Beauty, Inc, Put	84	(32,555)	225.00	12/21/18	(23,520)
United Parcel Service, Inc, Put	320	(71,087)	108.00	11/16/18	(96,000)
Universal Display Corp, Call	320	(40,959)	142.00	11/02/18	(40,959)
Universal Health Services, Inc, Call	240	(34,320)	145.00	01/18/19	(4,800)
WABCO Holdings, Inc, Call	320	(20,480)	120.00	12/21/18	(26,400)
WABCO Holdings, Inc, Put	330	(184,487)	115.00	12/21/18	(297,000)
Waste Management, Inc, Put	400	(19,600)	82.50	11/16/18	(4,000)
Weight Watchers International, Inc, Put	580	(64,959)	50.00	11/02/18	(13,340)
WellCare Health Plans, Inc, Call	157	(198,505)	350.00	03/15/19	(36,502)
WellCare Health Plans, Inc, Put	157	(126,854)	270.00	03/15/19	(238,640)
WellCare Health Plans, Inc, Put	157	(147,127)	290.00	03/15/19	(424,685)
World Wrestling Entertainment, Inc, Put	470	(86,009)	70.00	11/16/18	(89,300)
Zscaler, Inc, Call	475	(20,900)	40.00	11/16/18	(28,025)
Zscaler, Inc, Put	475	(53,199)	31.00	11/16/18	(26,125)
Total	41,897	$(12,349,522)			$(14,145,588)

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	47

Summary portfolio of investments

Large-Cap Growth Fund   ■  October 31, 2018

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$17,441,468	0.3%
CAPITAL GOODS
525,963		Airbus SE	58,126,392	1.1
199,890		Boeing Co	70,932,965	1.4
221,627		Northrop Grumman Corp	58,055,193	1.1
154,835		W.W. Grainger, Inc	43,968,495	0.9
		Other	73,141,378	1.4
			304,224,423	5.9
COMMERCIAL & PROFESSIONAL SERVICES			51,017,456	1.0
CONSUMER DURABLES & APPAREL
986,702		Nike, Inc (Class B)	74,042,118	1.5
989,193		Tapestry, Inc	41,852,756	0.8
			115,894,874	2.3
CONSUMER SERVICES
501,849		Marriott International, Inc (Class A)	58,661,130	1.2
		Other	16,551,165	0.3
			75,212,295	1.5
DIVERSIFIED FINANCIALS
715,375		IntercontinentalExchange Group, Inc	55,112,490	1.1
			55,112,490	1.1
ENERGY			51,797,339	1.0
FOOD & STAPLES RETAILING
921,697		Walmart, Inc	92,427,775	1.8
			92,427,775	1.8
FOOD, BEVERAGE & TOBACCO
258,059		Constellation Brands, Inc (Class A)	51,413,095	1.0
		Other	19,731,706	0.4
			71,144,801	1.4
HEALTH CARE EQUIPMENT & SERVICES
709,949		Abbott Laboratories	48,943,884	0.9
369,226	*	Edwards Lifesciences Corp	54,497,758	1.1
223,690	*	Intuitive Surgical, Inc	116,582,754	2.3
284,679		Stryker Corp	46,180,627	0.9
		Other	29,648,243	0.6
			295,853,266	5.8
HOUSEHOLD & PERSONAL PRODUCTS
594,405		Procter & Gamble Co	52,711,835	1.0
			52,711,835	1.0
MATERIALS
174,591		Sherwin-Williams Co	68,696,321	1.3
		Other	44,775,547	0.9
			113,471,868	2.2
MEDIA & ENTERTAINMENT
1,019,447		Activision Blizzard, Inc	70,392,815	1.4
150,654	*	Alphabet, Inc (Class A)	164,300,239	3.2
175,415	*	Alphabet, Inc (Class C)	188,881,610	3.7
1,046,478	*	Facebook, Inc	158,844,896	3.1
244,724	*	IAC/InterActiveCorp	48,110,291	0.9
250,280	*	NetFlix, Inc	75,529,499	1.4
Shares		Company	Value	% of net assets
MEDIA & ENTERTAINMENT—continued
1,419,151	*	Twitter, Inc	$49,315,497	0.9%
479,787		Walt Disney Co	55,093,941	1.1
			810,468,788	15.7
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
480,726		Eli Lilly & Co	52,129,927	1.0
1,080,983		Gilead Sciences, Inc	73,701,421	1.4
172,598	*	Illumina, Inc	53,703,868	1.0
265,310	*	Jazz Pharmaceuticals plc	42,136,534	0.8
390,995		Johnson & Johnson	54,735,390	1.1
165,660		Lonza Group AG.	52,090,032	1.0
774,668		Schering-Plough Corp	57,023,312	1.1
		Other	80,131,452	1.6
			465,651,936	9.0
RETAILING
171,986	*	Amazon.com, Inc	274,835,348	5.3
611,920		Expedia, Inc	76,753,126	1.5
443,999		Home Depot, Inc	78,090,544	1.5
550,384		Kohl’s Corp	41,680,580	0.8
		Other	122,099,443	2.4
			593,459,041	11.5
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
252,294		NVIDIA Corp	53,191,144	1.0
		Other	20,241,263	0.4
			73,432,407	1.4
SOFTWARE & SERVICES
517,223	*	Adobe, Inc	127,112,724	2.5
796,704		Automatic Data Processing, Inc	114,789,112	2.2
683,560		Intuit, Inc	144,231,160	2.8
889,276		MasterCard, Inc (Class A)	175,783,187	3.4
2,970,800		Microsoft Corp	317,311,148	6.1
1,161,989	*	PayPal Holdings, Inc	97,827,854	1.9
1,004,125	*	salesforce.com, Inc	137,806,115	2.7
274,802	*	ServiceNow, Inc	49,750,154	1.0
922,915		Visa, Inc (Class A)	127,223,833	2.5
		Other	78,560,526	1.5
			1,370,395,813	26.6
TECHNOLOGY HARDWARE & EQUIPMENT
698,291	n	Apple, Inc	152,827,968	3.0
2,333,808		Cisco Systems, Inc	106,771,716	2.1
389,343		Motorola, Inc	47,717,878	0.9
		Other	18,721,884	0.3
			326,039,446	6.3
TELECOMMUNICATION SERVICES
1,135,701		Softbank Corp	89,877,999	1.8
			89,877,999	1.8
TRANSPORTATION
216,786		FedEx Corp	47,766,627	0.9
			47,766,627	0.9
	TOTAL COMMON STOCKS (Cost $3,390,063,925)		5,073,401,947	98.5

48	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Growth Fund   ■   October 31, 2018

Principal	Issuer	Value	% of net assets
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT		$22,950,000	0.4%
TREASURY DEBT		37,219,303	0.8
	TOTAL SHORT-TERM INVESTMENTS (Cost $60,169,157)	60,169,303	1.2
	TOTAL PORTFOLIO (Cost $3,450,233,082)	5,133,571,250	99.7
	OTHER ASSETS & LIABILITIES, NET	16,293,479	0.3
	NET ASSET	$5,149,864,729	100.0%

*	Non-income producing
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Written options outstanding as of October 31, 2018 were as follows (See Note 3):

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
GrubHub, Inc, Put	253	$(50,093)	$80.00	12/21/18	$(59,455)
Square, Inc, Call	355	(292,161)	100.00	12/21/18	(25,915)
Square, Inc, Put	355	(86,974)	80.00	12/21/18	(350,385)
Tesla, Inc, Put	81	(39,528)	260.00	11/16/18	(12,312)
Total	1,044	$(468,756)			$(448,067)

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	49

Summary portfolio of investments

Large-Cap Value Fund   ■   October 31, 2018

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS
2,078,498		General Motors Co	$76,052,242	1.2%
			76,052,242	1.2
BANKS
7,607,700		Bank of America Corp	209,211,750	3.3
1,804,187		Citigroup, Inc	118,102,081	1.9
923,366		JPMorgan Chase & Co	100,665,361	1.6
2,414,041		Wells Fargo & Co	128,499,403	2.1
		Other	153,666,488	2.4
			710,145,083	11.3
CAPITAL GOODS
18,583,263	*	Bombardier, Inc	45,030,657	0.7
679,230		Eaton Corp	48,680,414	0.8
7,866,286		General Electric Co	79,449,489	1.3
		Other	194,328,603	3.1
			367,489,163	5.9
CONSUMER DURABLES & APPAREL
926,739		Lennar Corp (Class A)	39,831,242	0.7
		Other	100,599,971	1.6
			140,431,213	2.3
CONSUMER SERVICES			162,647,204	2.6
DIVERSIFIED FINANCIALS
470,625		Goldman Sachs Group, Inc	106,064,756	1.7
		Other	237,541,107	3.8
			343,605,863	5.5
ENERGY
5,454,129		Cenovus Energy, Inc	46,141,931	0.8
650,332		Chevron Corp	72,609,568	1.2
1,417,736		Devon Energy Corp	45,934,646	0.7
430,822		EOG Resources, Inc	45,382,790	0.7
1,110,206		Exxon Mobil Corp	88,461,214	1.4
3,291,951	*	Parsley Energy, Inc	77,097,492	1.2
		Other	297,178,078	4.8
			672,805,719	10.8
FOOD & STAPLES RETAILING
683,994		Walmart, Inc	68,590,918	1.1
			68,590,918	1.1
FOOD, BEVERAGE & TOBACCO
1,815,930		Kraft Heinz Co	99,821,672	1.6
1,098,413		Mondelez International, Inc	46,111,378	0.7
965,059		Philip Morris International, Inc	84,992,746	1.4
		Other	58,337,233	0.9
			289,263,029	4.6
HEALTH CARE EQUIPMENT & SERVICES
1,580,240		CVS Health Corp	114,393,574	1.8
380,402	*	Molina Healthcare, Inc	48,223,561	0.8
457,372		Zimmer Biomet Holdings, Inc	51,952,885	0.8
		Other	73,221,499	1.2
			287,791,519	4.6
Shares		Company	Value	% of net assets
HOUSEHOLD & PERSONAL PRODUCTS
1,111,662		Procter & Gamble Co	$98,582,186	1.6%
			98,582,186	1.6
INSURANCE
1,219,633		American International Group, Inc	50,358,646	0.8
1,790,403		Metlife, Inc	73,746,700	1.2
4,291,100		Ping An Insurance Group Co of China Ltd	40,568,180	0.7
		Other	125,758,315	2.0
			290,431,841	4.7
MATERIALS
1,338,339		DowDuPont, Inc	72,163,239	1.2
694,915		WR Grace and Co	45,023,543	0.7
		Other	169,031,814	2.7
			286,218,596	4.6
MEDIA & ENTERTAINMENT
2,054,471		Comcast Corp (Class A)	78,357,524	1.3
506,006		Walt Disney Co	58,104,669	0.9
		Other	71,472,799	1.2
			207,934,992	3.4
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
698,014		Allergan plc	110,293,192	1.8
151,309	*	Biogen Idec, Inc	46,038,790	0.7
1,277,950		Gilead Sciences, Inc	87,130,631	1.4
405,987		Johnson & Johnson	56,834,120	0.9
3,305,717		Pfizer, Inc	142,344,174	2.3
820,153		Schering-Plough Corp	60,371,462	1.0
2,988,587		Teva Pharmaceutical Industries Ltd (ADR)	59,711,968	1.0
		Other	86,636,312	1.4
			649,360,649	10.5
REAL ESTATE			7,310,891	0.1
RETAILING
343,003		Expedia, Inc	43,022,866	0.7
		Other	80,395,814	1.3
			123,418,680	2.0
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
1,724,996		Intel Corp	80,867,812	1.3
707,356		QUALCOMM, Inc	44,485,619	0.7
		Other	124,279,341	2.0
			249,632,772	4.0
SOFTWARE & SERVICES
1,612,564	*	Teradata Corp	58,697,330	1.0
		Other	106,185,204	1.7
			164,882,534	2.7
TECHNOLOGY HARDWARE & EQUIPMENT
3,071,085		Cisco Systems, Inc	140,502,139	2.2
1,411,702		Juniper Networks, Inc	41,320,517	0.7
		Other	149,861,177	2.4
			331,683,833	5.3

50	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Value Fund   ■   October 31, 2018

Shares	Company	Value	% of net assets
TELECOMMUNICATION SERVICES
2,790,822	AT&T, Inc	$85,622,419	1.4%
2,273,557	Verizon Communications, Inc	129,797,369	2.1
	Other	65,023,660	1.0
		280,443,448	4.5
TRANSPORTATION
1,418,435	American Airlines Group, Inc	49,758,700	0.8
1,402,014	Knight-Swift Transportation Holdings, Inc	44,864,448	0.7
	Other	49,345,536	0.8
		143,968,684	2.3
UTILITIES
2,289,798	FirstEnergy Corp	85,363,669	1.4
	Other	114,602,553	1.8
		199,966,222	3.2
	TOTAL COMMON STOCKS (Cost $5,610,463,361)	6,152,657,281	98.8
Shares		Company	Value	% of net assets
SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
82,306,748	c	State Street Navigator Securities Lending Government Money Market Portfolio	$82,306,748	1.3%
			82,306,748	1.3
	TOTAL SHORT-TERM INVESTMENTS (Cost $82,306,748)		82,306,748	1.3
	TOTAL PORTFOLIO (Cost $5,692,770,109)		6,234,964,029	100.1
	OTHER ASSETS & LIABILITIES, NET		(10,650,604)	(0.1)
	NET ASSETS		$6,224,313,425	100.0%

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/18, the aggregate value of securities on loan is $67,993,445.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	51

Summary portfolio of investments

Mid-Cap Growth Fund  ■  October 31, 2018

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS
213,651		Delphi Automotive plc	$16,408,397	1.2%
			16,408,397	1.2
BANKS
51,203	*	SVB Financial Group	12,146,888	0.9
		Other	15,698,147	1.1
			27,845,035	2.0
CAPITAL GOODS
269,705		BWX Technologies, Inc	15,766,954	1.2
403,560		Fastenal Co	20,747,020	1.5
309,161		Fortive Corp	22,955,204	1.7
116,774		Harris Corp	17,365,462	1.3
196,910		Ingersoll-Rand plc	18,891,545	1.4
47,729	*	TransDigm Group, Inc	15,762,502	1.1
50,771		W.W. Grainger, Inc	14,417,441	1.1
		Other	45,204,161	3.3
			171,110,289	12.6
COMMERCIAL & PROFESSIONAL SERVICES
165,537		Waste Connections, Inc	12,653,648	0.9
			12,653,648	0.9
CONSUMER DURABLES & APPAREL
152,260		VF Corp	12,619,309	0.9
		Other	22,667,691	1.6
			35,287,000	2.5
CONSUMER SERVICES
146,655		Wynn Resorts Ltd	14,753,493	1.1
		Other	33,802,129	2.5
			48,555,622	3.6
DIVERSIFIED FINANCIALS
272,672	n	iShares Russell Midcap Growth Index Fund	33,306,885	2.4
303,887		Lazard Ltd (Class A)	12,076,469	0.9
		Other	23,021,158	1.7
			68,404,512	5.0
ENERGY
637,367	*	Parsley Energy, Inc	14,927,135	1.1
		Other	15,936,183	1.2
			30,863,318	2.3
HEALTH CARE EQUIPMENT & SERVICES
111,078	*	Centene Corp	14,475,685	1.1
202,025	*	Edwards Lifesciences Corp	29,818,890	2.2
		Other	34,151,775	2.5
			78,446,350	5.8
HOUSEHOLD & PERSONAL PRODUCTS			5,937,000	0.4
INSURANCE			20,031,820	1.5
Shares		Company	Value	% of net assets
MATERIALS
276,971	*	Berry Plastics Group, Inc	$12,081,475	0.9%
339,785	*	Crown Holdings, Inc	14,369,508	1.0
172,560		Vulcan Materials Co	17,452,718	1.3
		Other	24,527,153	1.8
			68,430,854	5.0
MEDIA & ENTERTAINMENT
94,705	*	IAC/InterActiveCorp	18,618,056	1.4
		Other	69,932,983	5.1
			88,551,039	6.5
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
190,007	*	BioMarin Pharmaceutical, Inc	17,512,945	1.3
174,103	*	Exact Sciences Corp	12,370,018	0.9
125,386	*	Jazz Pharmaceuticals plc	19,913,805	1.4
		Other	17,583,335	1.3
			67,380,103	4.9
RETAILING
81,312	*	Burlington Stores, Inc	13,944,195	1.0
200,583	*	CarMax, Inc	13,621,591	1.0
123,530		Expedia, Inc	15,494,368	1.1
638,528	*	Farfetch Ltd	13,115,365	1.0
67,666	*	O’Reilly Automotive, Inc	21,703,869	1.6
272,607		Ross Stores, Inc	26,988,093	2.0
142,240		Tractor Supply Co	13,070,434	1.0
51,173	*	Ulta Beauty, Inc	14,048,012	1.0
		Other	20,374,629	1.5
			152,360,556	11.2
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
206,463	e	Microchip Technology, Inc	13,581,136	1.0
		Other	26,763,220	2.0
			40,344,356	3.0
SOFTWARE & SERVICES
166,786		DXC Technology Co	12,147,024	0.9
113,544	*	EPAM Systems, Inc	13,565,102	1.0
135,865		Fidelity National Information Services, Inc	14,143,546	1.1
104,328	*	FleetCor Technologies, Inc	20,868,730	1.5
86,334	*	Gartner, Inc	12,735,992	0.9
205,170	*	GoDaddy, Inc	15,012,289	1.1
298,946	*	Nutanix, Inc	12,409,248	0.9
155,310	*	Proofpoint, Inc	14,125,444	1.0
155,036	*	PTC, Inc	12,776,517	1.0
79,679	*,n	Red Hat, Inc	13,676,104	1.0
166,340	*,n	ServiceNow, Inc	30,114,194	2.2
152,657	*	Worldpay, Inc	14,020,019	1.0
		Other	130,108,921	9.6
			315,703,130	23.2
TECHNOLOGY HARDWARE & EQUIPMENT
250,389		Amphenol Corp (Class A)	22,409,816	1.6
112,781		Motorola, Inc	13,822,439	1.0
86,649	*	Palo Alto Networks, Inc	15,860,233	1.2
		Other	29,008,204	2.1
			81,100,692	5.9

52	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Mid-Cap Growth Fund ■ October 31, 2018

Shares	Company	Value	% of net assets
TRANSPORTATION
169,748	JB Hunt Transport Services, Inc	$18,775,826	1.4%
	Other	7,150,620	0.5
		25,926,446	1.9
	TOTAL COMMON STOCKS (Cost $1,177,964,927)	1,355,340,167	99.4

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT		50,000	0.0
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
48,730,475	c	State Street Navigator Securities Lending Government Money Market Portfolio	$48,730,475	3.6%
			48,730,475	3.6
	TOTAL SHORT-TERM INVESTMENTS (Cost $48,780,475)		48,780,475	3.6
	TOTAL PORTFOLIO (Cost $1,226,745,402)		1,404,120,642	103.0
	OTHER ASSETS & LIABILITIES, NET		(40,694,156)	(3.0)
	NET ASSETS		$1,363,426,486	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $35,656,896.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Written options outstanding as of October 31, 2018 were as follows (See Note 3):

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Abiomed, Inc, Call	90	$(181,618)	$350.00	11/16/18	$(181,618)
Abiomed, Inc, Put	90	(125,818)	330.00	11/16/18	(125,818)
Arista Networks, Inc, Call	150	(335,678)	320.00	12/21/18	(7,875)
Arista Networks, Inc, Put	150	(110,454)	260.00	12/21/18	(476,250)
Arista Networks, Inc, Put	150	(233,146)	290.00	12/21/18	(828,750)
GrubHub, Inc, Call	700	(763,739)	130.00	12/21/18	(27,300)
Red Hat, Inc, Put	325	(169,381)	130.00	12/21/18	(3,250)
Tableau Software, Inc, Put	430	(175,438)	99.00	11/09/18	(151,575)
Twitter, Inc, Put	940	(294,216)	30.00	12/21/18	(83,660)
Total	3,025	$(2,389,488)			$(1,886,096)

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	53

Summary portfolio of investments

Mid-Cap Value Fund  ■  October 31, 2018

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$39,879,954	1.1%
BANKS
435,356		Comerica, Inc	35,507,636	1.0
411,799		East West Bancorp, Inc	21,594,740	0.6
2,200,355		Huntington Bancshares, Inc	31,531,087	0.9
525,026		SunTrust Banks, Inc	32,898,129	0.9
615,344		Zions Bancorporation	28,951,935	0.8
		Other	127,478,159	3.7
			277,961,686	7.9
CAPITAL GOODS
286,621		Ingersoll-Rand plc	27,498,419	0.8
607,834		ITT, Inc	30,695,617	0.9
232,334		L3 Technologies, Inc	44,020,323	1.3
756,272		Textron, Inc	40,558,867	1.2
		Other	150,132,536	4.3
			292,905,762	8.5
COMMERCIAL & PROFESSIONAL SERVICES
378,135		Republic Services, Inc	27,482,852	0.8
		Other	8,754,226	0.2
			36,237,078	1.0
CONSUMER DURABLES & APPAREL			85,626,795	2.5
CONSUMER SERVICES			20,946,899	0.6
DIVERSIFIED FINANCIALS
245,141		Ameriprise Financial, Inc	31,191,741	0.9
707,665	*	E*TRADE Financial Corp	34,972,804	1.0
282,166		Raymond James Financial, Inc	21,639,311	0.6
636,898		Voya Financial, Inc	27,870,656	0.8
		Other	37,582,181	1.1
			153,256,693	4.4
ENERGY
256,937	*	Concho Resources, Inc	35,737,368	1.0
594,014		Marathon Petroleum Corp	41,848,286	1.2
882,318		Williams Cos, Inc	21,466,797	0.6
		Other	207,923,057	6.0
			306,975,508	8.8
FOOD, BEVERAGE & TOBACCO
715,495		Bunge Ltd	44,217,591	1.3
830,334		ConAgra Brands, Inc	29,559,892	0.8
		Other	64,867,948	1.9
			138,645,431	4.0
HEALTH CARE EQUIPMENT & SERVICES
206,295	*	Centene Corp	26,884,364	0.8
95,280		Humana, Inc	30,528,665	0.9
337,430		Zimmer Biomet Holdings, Inc	38,328,674	1.1
		Other	35,969,858	1.0
			131,711,561	3.8
Shares		Company	Value	% of net assets
INSURANCE
509,028		Hartford Financial Services Group, Inc	$23,120,052	0.7%
		Other	160,248,687	4.6
			183,368,739	5.3
MATERIALS
431,196		Ashland Global Holdings, Inc	31,899,880	0.9
539,451		WR Grace and Co	34,951,030	1.0
		Other	154,308,381	4.5
			221,159,291	6.4
MEDIA & ENTERTAINMENT			73,891,440	2.1
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
542,498		Agilent Technologies, Inc	35,148,445	1.0
876,371	*	Mylan NV	27,386,594	0.8
		Other	53,179,308	1.5
			115,714,347	3.3
REAL ESTATE
206,305		AvalonBay Communities, Inc	36,181,771	1.0
218,182		Boston Properties, Inc	26,347,658	0.8
252,803		Camden Property Trust	22,820,527	0.7
259,255		Mid-America Apartment Communities, Inc	25,331,806	0.7
553,557		Prologis, Inc	35,687,820	1.0
426,248		Ventas, Inc	24,739,434	0.7
429,435		Welltower, Inc	28,372,770	0.8
		Other	191,065,735	5.5
			390,547,521	11.2
RETAILING
637,205		Foot Locker, Inc	30,037,844	0.9
987,514		Gap, Inc	26,959,132	0.8
		Other	71,129,704	2.0
			128,126,680	3.7
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			36,804,300	1.1
SOFTWARE & SERVICES
636,075		DXC Technology Co	46,325,342	1.3
		Other	17,184,868	0.5
			63,510,210	1.8
TECHNOLOGY HARDWARE & EQUIPMENT
359,914		TE Connectivity Ltd	27,144,714	0.8
		Other	109,219,662	3.1
			136,364,376	3.9
TELECOMMUNICATION SERVICES			19,332,759	0.6
TRANSPORTATION
395,339		CSX Corp	27,223,044	0.8
316,646	*	United Continental Holdings, Inc	27,076,399	0.8
		Other	116,870,364	3.3
			171,169,807	4.9

54	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Mid-Cap Value Fund ■ October 31, 2018

Shares	Company	Value	% of net assets
UTILITIES
327,177	DTE Energy Co	$36,774,695	1.0%
348,662	Edison International	24,193,656	0.7
911,768	FirstEnergy Corp	33,990,711	1.0
132,990	NextEra Energy, Inc	22,940,775	0.7
923,238	NiSource, Inc	23,413,315	0.7
288,671	Pinnacle West Capital Corp	23,743,190	0.7
498,518	Public Service Enterprise Group, Inc	26,635,817	0.8
332,765	Sempra Energy	36,644,082	1.0
	Other	174,500,970	5.0
		402,837,211	11.6
	TOTAL COMMON STOCKS (Cost $2,665,698,888)	3,426,974,048	98.5

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
	Federal Home Loan Bank (FHLB)
$31,700,000	2.050%, 11/01/18	31,700,000	0.9
		31,700,000	0.9
TREASURY DEBT		20,425,508	0.6
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
26,664,321	c	State Street Navigator Securities Lending Government Money Market Portfolio	$26,664,321	0.8%
			26,664,321	0.8
	TOTAL SHORT-TERM INVESTMENTS (Cost $78,790,266)		78,789,829	2.3
	TOTAL PORTFOLIO (Cost $2,744,489,154)		3,505,763,877	100.8
	OTHER ASSETS & LIABILITIES, NET		(26,316,653)	(0.8)
	NET ASSETS		$3,479,447,224	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/18, the aggregate value of securities on loan is $25,826,242.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	55

Summary portfolio of investments

Quant Large-Cap Growth Fund  ■  October 31, 2018

				% of net
Shares		Company	Value	assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$3,026,927	0.1%
BANKS			14,651,404	0.6
CAPITAL GOODS
121,348		Boeing Co	43,061,551	1.7
158,165		Honeywell International, Inc	22,905,455	0.9
83,055		Raytheon Co	14,537,947	0.6
40,527	*	TransDigm Group, Inc	13,384,042	0.5
		Other	102,429,077	4.1
			196,318,072	7.8
COMMERCIAL & PROFESSIONAL SERVICES
148,128		Waste Management, Inc	13,253,012	0.5
		Other	24,624,958	1.0
			37,877,970	1.5
CONSUMER DURABLES & APPAREL
222,565		Nike, Inc (Class B)	16,701,278	0.7
		Other	26,467,972	1.0
			43,169,250	1.7
CONSUMER SERVICES			42,200,171	1.7
DIVERSIFIED FINANCIALS
136,620		American Express Co	14,034,972	0.6
320,136		Charles Schwab Corp	14,803,089	0.6
170,727		IntercontinentalExchange Group, Inc	13,152,808	0.5
222,500	e	iShares Russell 1000 Growth Index Fund	31,612,800	1.3
		Other	71,852,886	2.8
			145,456,555	5.8
ENERGY			8,160,741	0.3
FOOD & STAPLES RETAILING
241,203		Sysco Corp	17,205,010	0.7
		Other	1,722,681	0.1
			18,927,691	0.8
FOOD, BEVERAGE & TOBACCO
293,487		Altria Group, Inc	19,088,394	0.7
460,579		Coca-Cola Co	22,052,523	0.9
196,051		PepsiCo, Inc	22,032,211	0.9
		Other	22,604,312	0.9
			85,777,440	3.4
HEALTH CARE EQUIPMENT & SERVICES
45,002		Humana, Inc	14,419,091	0.6
214,511		UnitedHealth Group, Inc	56,062,450	2.2
		Other	83,256,137	3.3
			153,737,678	6.1
HOUSEHOLD & PERSONAL PRODUCTS			25,320,223	1.0
INSURANCE
67,522	*	Berkshire Hathaway, Inc (Class B)	13,860,916	0.5
189,280		Progressive Corp	13,192,816	0.5
			27,053,732	1.0
				% of net
Shares		Company	Value	assets
MATERIALS
137,479		LyondellBasell Industries AF S.C.A	$12,272,750	0.5%
133,112		Packaging Corp of America	12,221,013	0.5
		Other	13,049,749	0.5
			37,543,512	1.5
MEDIA & ENTERTAINMENT
57,702	*	Alphabet, Inc (Class A)	62,928,647	2.5
58,812	*	Alphabet, Inc (Class C)	63,326,997	2.5
423,260	*	Facebook, Inc	64,246,636	2.5
66,691	*	NetFlix, Inc	20,126,010	0.8
198,141		Walt Disney Co	22,752,531	0.9
		Other	22,590,604	0.9
			255,971,425	10.1
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
249,927		AbbVie, Inc	19,456,817	0.8
151,997		Amgen, Inc	29,303,502	1.1
56,430	*	Biogen Idec, Inc	17,169,956	0.7
162,736		Eli Lilly & Co	17,647,092	0.7
279,520		Gilead Sciences, Inc	19,057,673	0.7
215,484		Zoetis, Inc	19,425,883	0.8
		Other	37,331,189	1.5
			159,392,112	6.3
REAL ESTATE
93,937		Simon Property Group, Inc	17,239,318	0.7
		Other	29,358,675	1.1
			46,597,993	1.8
RETAILING
79,840	*	Amazon.com, Inc	127,585,118	5.0
12,809	*	Booking Holdings, Inc	24,011,495	1.0
261,256		Home Depot, Inc	45,949,705	1.8
148,122		Lowe’s Companies, Inc	14,104,177	0.6
138,563		Ross Stores, Inc	13,717,737	0.5
160,241		TJX Companies, Inc	17,607,281	0.7
		Other	70,735,470	2.8
			313,710,983	12.4
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
257,056		Maxim Integrated Products, Inc	12,857,941	0.5
432,228	*	Micron Technology, Inc	16,303,640	0.7
85,362		NVIDIA Corp	17,996,871	0.7
298,127		Texas Instruments, Inc	27,675,129	1.1
		Other	48,761,232	1.9
			123,594,813	4.9
SOFTWARE & SERVICES
162,132		Accenture plc	25,555,246	1.0
89,153	*	Adobe, Inc	21,910,241	0.9
116,583		International Business Machines Corp	13,457,176	0.5
224,122		MasterCard, Inc (Class A)	44,302,196	1.7
1,459,515		Microsoft Corp	155,890,797	6.2
407,208		Visa, Inc (Class A)	56,133,623	2.2
		Other	161,392,709	6.4
			478,641,988	18.9

56	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Quant Large-Cap Growth Fund ■ October 31, 2018

			% of net
Shares	Company	Value	assets
TECHNOLOGY HARDWARE & EQUIPMENT
993,539	Apple, Inc	$217,445,945	8.6%
	Other	49,820,859	2.0
		267,266,804	10.6
TELECOMMUNICATION SERVICES		7,001,971	0.3
TRANSPORTATION
97,216	Union Pacific Corp	14,214,924	0.6
	Other	26,845,798	1.0
		41,060,722	1.6
	TOTAL COMMON STOCKS (Cost $1,726,171,319)	2,532,460,177	100.2

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT		400,000	0.0
				% of net
Shares		Company	Value	assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
10,561,129	c	State Street Navigator Securities Lending Government Money Market Portfolio	$10,561,129	0.4%
			10,561,129	0.4
	TOTAL SHORT-TERM INVESTMENTS (Cost $10,961,129)		10,961,129	0.4
	TOTAL PORTFOLIO (Cost $1,737,132,448)		2,543,421,306	100.6
	OTHER ASSETS & LIABILITIES, NET		(16,862,857)	(0.6)
	NET ASSETS		$2,526,558,449	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $10,403,887.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	57

Summary portfolio of investments

Quant Large-Cap Value Fund  ■  October 31, 2018

				% of net
Shares		Company	Value	assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$25,208,926	1.0%
BANKS
2,124,543		Bank of America Corp	58,424,933	2.3
577,218		Citigroup, Inc	37,784,690	1.5
308,386		Citizens Financial Group, Inc	11,518,217	0.5
705,216		JPMorgan Chase & Co	76,882,648	3.0
246,471		SunTrust Banks, Inc	15,443,873	0.6
646,333		Wells Fargo & Co	34,404,306	1.4
		Other	77,213,522	3.0
			311,672,189	12.3
CAPITAL GOODS
201,794		Eaton Corp	14,462,576	0.6
121,708		Ingersoll-Rand plc	11,676,666	0.5
		Other	84,924,996	3.3
			111,064,238	4.4
COMMERCIAL & PROFESSIONAL SERVICES			21,829,862	0.9
CONSUMER DURABLES & APPAREL			5,320,633	0.2
CONSUMER SERVICES
96,735		McDonald’s Corp	17,112,421	0.7
		Other	35,232,746	1.4
			52,345,167	2.1
DIVERSIFIED FINANCIALS
131,584		Capital One Financial Corp	11,750,451	0.5
686,500	e	iShares Russell 1000 Value Index Fund	82,441,785	3.2
259,926		Morgan Stanley	11,868,221	0.5
		Other	77,326,093	3.0
			183,386,550	7.2
ENERGY
360,150		Chevron Corp	40,210,747	1.6
202,858		ConocoPhillips	14,179,774	0.6
782,763		Exxon Mobil Corp	62,370,556	2.5
195,980		Marathon Petroleum Corp	13,806,791	0.5
133,057		Phillips 66	13,680,921	0.5
134,059		Valero Energy Corp	12,211,434	0.5
		Other	80,962,689	3.2
			237,422,912	9.4
FOOD & STAPLES RETAILING
246,118		Walgreens Boots Alliance, Inc	19,632,833	0.8
224,661		Walmart, Inc	22,529,005	0.9
		Other	10,476,131	0.4
			52,637,969	2.1
FOOD, BEVERAGE & TOBACCO
235,218		Philip Morris International, Inc	20,715,649	0.8
		Other	42,008,592	1.7
			62,724,241	2.5
				% of net
Shares		Company	Value	assets
HEALTH CARE EQUIPMENT & SERVICES
198,548		Abbott Laboratories	$13,687,899	0.5%
79,706		Anthem, Inc	21,964,582	0.9
311,833		CVS Health Corp	22,573,591	0.9
83,139		HCA Holdings, Inc	11,101,551	0.4
154,151		Medtronic plc	13,845,843	0.6
		Other	75,962,676	3.0
			159,136,142	6.3
HOUSEHOLD & PERSONAL PRODUCTS
362,728		Procter & Gamble Co	32,166,719	1.3
		Other	19,224,531	0.7
			51,391,250	2.0
INSURANCE
131,683		Allstate Corp	12,604,697	0.5
307,750	*	Berkshire Hathaway, Inc (Class B)	63,174,920	2.5
		Other	80,462,735	3.1
			156,242,352	6.1
MATERIALS
297,171		DowDuPont, Inc	16,023,460	0.6
130,472		LyondellBasell Industries AF S.C.A	11,647,236	0.5
		Other	72,363,308	2.8
			100,034,004	3.9
MEDIA & ENTERTAINMENT
936,284		Comcast Corp (Class A)	35,709,871	1.4
		Other	31,543,754	1.3
			67,253,625	2.7
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
417,842		Johnson & Johnson	58,493,702	2.3
1,245,826		Pfizer, Inc	53,645,267	2.1
430,926		Schering-Plough Corp	31,720,463	1.2
49,084		Thermo Fisher Scientific, Inc	11,468,477	0.5
		Other	51,862,931	2.0
			207,190,840	8.1
REAL ESTATE			116,017,955	4.6
RETAILING
198,340		Target Corp	16,587,174	0.6
		Other	55,571,077	2.2
			72,158,251	2.8
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
70,718		Broadcom, Inc	15,804,766	0.6
1,041,245		Intel Corp	48,813,566	1.9
211,128		QUALCOMM, Inc	13,277,840	0.5
		Other	14,414,926	0.6
			92,311,098	3.6
SOFTWARE & SERVICES
107,010		Microsoft Corp	11,429,738	0.4
419,342		Oracle Corp	20,480,663	0.8
		Other	34,863,274	1.4
			66,773,675	2.6

58	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Quant Large-Cap Value Fund ■ October 31, 2018

				% of net
Shares		Company	Value	assets
TECHNOLOGY HARDWARE & EQUIPMENT
1,023,719		Cisco Systems, Inc	$46,835,144	1.9%
		Other	36,002,582	1.4
			82,837,726	3.3
TELECOMMUNICATION SERVICES
1,110,335		AT&T, Inc	34,065,078	1.3
687,272		Verizon Communications, Inc	39,236,358	1.6
		Other	556,081	0.0
			73,857,517	2.9
TRANSPORTATION
88,744		Norfolk Southern Corp	14,893,906	0.6
150,920	*	United Continental Holdings, Inc	12,905,169	0.5
		Other	56,285,944	2.1
			84,085,019	3.2
UTILITIES
102,387		NextEra Energy, Inc	17,661,757	0.7
		Other	122,394,763	4.8
			140,056,520	5.5
	TOTAL COMMON STOCKS (Cost $2,193,387,480)		2,532,958,661	99.7

Principal		Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
		Federal Home Loan Bank (FHLB)
$13,150,000		2.050%, 11/01/18	13,150,000	0.5
			13,150,000	0.5
				% of net
Shares		Company	Value	assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
28,464,862	c	State Street Navigator Securities Lending Government Money Market Portfolio	$28,464,862	1.1%
			28,464,862	1.1
	TOTAL SHORT-TERM INVESTMENTS (Cost $41,614,862)		41,614,862	1.6
	TOTAL PORTFOLIO (Cost $2,235,002,342)		2,574,573,523	101.3
	OTHER ASSETS & LIABILITIES, NET		(34,246,541)	(1.3)
	NET ASSETS		$2,540,326,982	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $27,907,946.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	59

Summary portfolio of investments

Quant Small-Cap Equity Fund  ■  October 31, 2018

				% of net
Shares		Company	Value	assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$10,701,218	0.3%
BANKS
430,500		Bank of NT Butterfield & Son Ltd	17,344,845	0.5
529,800		Cathay General Bancorp	19,957,566	0.6
544,400	*	Essent Group Ltd	21,460,248	0.6
527,700		Hancock Holding Co	22,142,292	0.7
281,200		IBERIABANK Corp	20,946,588	0.6
1,600,470	*	MGIC Investment Corp	19,541,739	0.6
779,212		United Community Banks, Inc	19,379,002	0.6
		Other	232,627,670	6.8
			373,399,950	11.0
CAPITAL GOODS
284,800		Applied Industrial Technologies, Inc	18,719,904	0.6
472,500		Comfort Systems USA, Inc	25,269,300	0.8
392,166		EMCOR Group, Inc	27,835,943	0.8
414,500	*	Generac Holdings, Inc	21,027,585	0.6
461,500		Hillenbrand, Inc	22,105,850	0.7
316,692	*	Trex Co, Inc	19,413,219	0.6
		Other	198,920,256	5.9
			333,292,057	10.0
COMMERCIAL & PROFESSIONAL SERVICES
267,700		Brink’s Co	17,753,864	0.5
355,747		Exponent, Inc	17,950,993	0.5
270,046		Insperity, Inc	29,664,553	0.9
		Other	39,669,382	1.2
			105,038,792	3.1
CONSUMER DURABLES & APPAREL
148,200	*	Deckers Outdoor Corp	18,846,594	0.6
350,690	*	Roku, Inc	19,498,364	0.6
		Other	80,252,928	2.4
			118,597,886	3.6
CONSUMER SERVICES
158,700	*	Bright Horizons Family Solutions	18,236,217	0.5
361,400		Texas Roadhouse, Inc (Class A)	21,850,244	0.7
		Other	85,030,871	2.5
			125,117,332	3.7
DIVERSIFIED FINANCIALS
224,900	*	Green Dot Corp	17,033,926	0.5
240,000		iShares Russell 2000 Index Fund	36,007,200	1.1
		Other	96,437,152	2.9
			149,478,278	4.5
ENERGY			191,029,764	5.7
FOOD, BEVERAGE & TOBACCO
125,605		Lancaster Colony Corp	21,526,185	0.7
		Other	7,587,846	0.2
			29,114,031	0.9
				% of net
Shares		Company	Value	assets
HEALTH CARE EQUIPMENT & SERVICES
252,220		Hill-Rom Holdings, Inc	$21,206,657	0.6%
685,900	*	HMS Holdings Corp	19,767,638	0.6
279,900	*	Integer Holding Corp	20,844,153	0.6
158,960	*	Masimo Corp	18,375,776	0.6
282,900	*	Orthofix International NV	17,205,978	0.5
		Other	112,905,135	3.4
			210,305,337	6.3
HOUSEHOLD & PERSONAL PRODUCTS
168,560	*	USANA Health Sciences, Inc	19,724,891	0.6
		Other	23,358,886	0.7
			43,083,777	1.3
INSURANCE			65,827,439	1.9
MATERIALS
236,000	*	Ingevity Corp	21,494,880	0.6
		Other	108,949,087	3.3
			130,443,967	3.9
MEDIA & ENTERTAINMENT			51,483,317	1.5
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
1,004,600	*	Endo International plc	17,017,924	0.5
		Other	299,981,975	8.9
			316,999,899	9.4
REAL ESTATE
2,105,890		Cousins Properties, Inc	17,499,946	0.5
224,800		EastGroup Properties, Inc	21,533,592	0.7
870,500		Geo Group, Inc	19,246,755	0.6
160,328		PS Business Parks, Inc	20,938,837	0.6
233,600		Ryman Hospitality Properties	18,125,024	0.5
		Other	160,056,610	4.8
			257,400,764	7.7
RETAILING
231,400	*	Five Below, Inc	26,337,948	0.8
		Other	89,806,128	2.7
			116,144,076	3.5
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
449,400	*	Semtech Corp	20,196,036	0.6
		Other	61,307,502	1.8
			81,503,538	2.4
SOFTWARE & SERVICES
434,700	*	Five9, Inc	17,109,792	0.5
169,490	*	Trade Desk, Inc	20,940,490	0.6
429,400	*	Verint Systems, Inc	19,610,698	0.6
		Other	193,483,300	5.8
			251,144,280	7.5
TECHNOLOGY HARDWARE & EQUIPMENT
801,600	*	Electro Scientific Industries, Inc	23,246,400	0.7
217,500		SYNNEX Corp	16,880,175	0.5
		Other	135,213,492	4.1
			175,340,067	5.3

60	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Quant Small-Cap Equity Fund ■ October 31, 2018

				% of net
Shares		Company	Value	assets
TELECOMMUNICATION SERVICES
1,974,590	*	Vonage Holdings Corp	$26,183,063	0.8%
			26,183,063	0.8
TRANSPORTATION
295,508		Skywest, Inc	16,929,653	0.5
		Other	42,881,413	1.3
			59,811,066	1.8
UTILITIES
478,800		New Jersey Resources Corp	21,593,880	0.6
305,578		NorthWestern Corp	17,955,763	0.5
556,100		Portland General Electric Co	25,068,988	0.8
257,190		Southwest Gas Corp	19,873,072	0.6
		Other	38,726,367	1.2
			123,218,070	3.7
	TOTAL COMMON STOCKS (Cost $3,158,985,849)		3,344,657,968	99.8
				% of net
Shares		Company	Value	assets
SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
43,853,893	c	State Street Navigator Securities Lending Government Money Market Portfolio	$43,853,893	1.3%
			43,853,893	1.3
	TOTAL SHORT-TERM INVESTMENTS (Cost $43,853,893)		43,853,893	1.3
	TOTAL PORTFOLIO (Cost $3,202,839,742)		3,388,511,861	101.1
	OTHER ASSETS & LIABILITIES, NET		(35,903,553)	(1.1)
	NET ASSETS		$3,352,608,308	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/18, the aggregate value of securities on loan is $42,993,514.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	61

Summary portfolio of investments

Quant Small/Mid-Cap Equity Fund  ■  October 31, 2018

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$3,278,562	0.5%
BANKS
83,593		Bank of NT Butterfield & Son Ltd	3,367,962	0.5
511,859	*	First Bancorp (Puerto Rico)	4,724,459	0.7
		Other	44,971,802	7.0
			53,064,223	8.2
CAPITAL GOODS
54,290		EMCOR Group, Inc	3,853,504	0.6
95,548		Graco, Inc	3,882,115	0.6
133,924	*	Harsco Corp	3,678,892	0.6
80,010		HEICO Corp (Class A)	5,333,467	0.8
72,254		ITT, Inc	3,648,827	0.6
		Other	46,879,378	7.2
			67,276,183	10.4
COMMERCIAL & PROFESSIONAL SERVICES
46,747		Insperity, Inc	5,135,158	0.8
		Other	17,505,043	2.6
			22,640,201	3.4
CONSUMER DURABLES & APPAREL			22,224,104	3.5
CONSUMER SERVICES
77,556	*	ServiceMaster Global Holdings, Inc	3,325,601	0.5
		Other	14,858,745	2.3
			18,184,346	2.8
DIVERSIFIED FINANCIALS
43,604	*	Green Dot Corp	3,302,567	0.5
67,526		LPL Financial Holdings, Inc	4,159,602	0.7
		Other	20,132,081	3.1
			27,594,250	4.3
ENERGY
51,638	*	Energen Corp	3,716,387	0.6
51,117		Helmerich & Payne, Inc	3,184,078	0.5
135,171	*	Renewable Energy Group, Inc	4,201,115	0.6
		Other	22,039,600	3.4
			33,141,180	5.1
FOOD & STAPLES RETAILING			5,951,448	1.0
FOOD, BEVERAGE & TOBACCO
83,891		Lamb Weston Holdings, Inc	6,556,921	1.0
		Other	2,008,544	0.3
			8,565,465	1.3
HEALTH CARE EQUIPMENT & SERVICES
61,061		Encompass Health Corp	4,109,405	0.6
55,393		Hill-Rom Holdings, Inc	4,657,443	0.7
61,294	*	Veeva Systems, Inc	5,599,207	0.9
20,452	*	WellCare Health Plans, Inc	5,644,548	0.9
		Other	21,852,905	3.4
			41,863,508	6.5
Shares		Company	Value	% of net assets
HOUSEHOLD & PERSONAL PRODUCTS
18,895		Medifast, Inc	$3,999,694	0.6%
		Other	4,640,049	0.7
			8,639,743	1.3
INSURANCE			18,837,024	2.9
MATERIALS
38,774		Avery Dennison Corp	3,517,577	0.6
70,232	*	Berry Plastics Group, Inc	3,063,520	0.5
72,868		CF Industries Holdings, Inc	3,499,850	0.5
41,477	*	Ingevity Corp	3,777,725	0.6
		Other	18,345,022	2.8
			32,203,694	5.0
MEDIA & ENTERTAINMENT
56,675	*	AMC Networks, Inc	3,320,021	0.5
		Other	10,926,909	1.7
			14,246,930	2.2
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
19,094	*	Bio-Rad Laboratories, Inc (Class A)	5,209,798	0.8
122,400		Bruker BioSciences Corp	3,834,792	0.6
33,269	*	Charles River Laboratories International, Inc	4,052,829	0.6
		Other	32,136,091	5.0
			45,233,510	7.0
REAL ESTATE
47,488		Camden Property Trust	4,286,742	0.7
150,362		Columbia Property Trust, Inc	3,375,627	0.5
97,441		Liberty Property Trust	4,079,855	0.6
61,454		Regency Centers Corp	3,893,725	0.6
44,529		Sun Communities, Inc	4,473,828	0.7
		Other	42,369,058	6.6
			62,478,835	9.7
RETAILING
24,288	*	Burlington Stores, Inc	4,165,149	0.6
86,342		Core-Mark Holding Co, Inc	3,316,396	0.5
26,913	*,e	RH	3,114,103	0.5
104,733	*	Sleep Number Corp	3,809,139	0.6
		Other	16,892,356	2.6
			31,297,143	4.8
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
263,243	*	Advanced Micro Devices, Inc	4,793,655	0.7
		Other	5,561,301	0.9
			10,354,956	1.6
SOFTWARE & SERVICES
40,509	*	Aspen Technology, Inc	3,438,809	0.5
86,246	*	Five9, Inc	3,394,642	0.5
133,200		Sabre Corp	3,283,380	0.5
46,040	*	Twilio, Inc	3,463,129	0.6
		Other	36,033,801	5.6
			49,613,761	7.7

62	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Quant Small/Mid-Cap Equity Fund ■ October 31, 2018

Shares		Company	Value	% of net assets
TECHNOLOGY HARDWARE & EQUIPMENT
76,224		Avnet, Inc	$3,054,296	0.5%
66,658		CDW Corp	5,999,887	0.9
60,594	*	Keysight Technologies, Inc	3,458,705	0.5
21,320	*	Zebra Technologies Corp (Class A)	3,545,516	0.6
		Other	16,297,058	2.5
			32,355,462	5.0
TELECOMMUNICATION SERVICES			5,121,866	0.8
TRANSPORTATION
82,841	*	Hub Group, Inc (Class A)	3,795,774	0.6
		Other	10,728,775	1.6
			14,524,549	2.2
UTILITIES
73,027		UGI Corp	3,874,812	0.6
201,943	*	Vistra Energy Corp	4,569,970	0.7
		Other	7,107,731	1.1
			15,552,513	2.4
	TOTAL COMMON STOCKS (Cost $582,043,945)		644,243,456	99.6

Principal		Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT			400,000	0.0
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
7,596,786	c	State Street Navigator Securities Lending Government Money Market Portfolio	$7,596,786	1.2%
			7,596,786	1.2
	TOTAL SHORT-TERM INVESTMENTS (Cost $7,996,786)		7,996,786	1.2
	TOTAL PORTFOLIO (Cost $590,040,731)		652,240,242	100.8
	OTHER ASSETS & LIABILITIES, NET		(5,473,511)	(0.8)
	NET ASSETS		$646,766,731	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $7,386,403.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	63

Summary portfolio of investments

Social Choice Equity Fund  ■  October 31, 2018

Shares	Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS		$21,084,433	0.6%
BANKS
1,865,710	Bank of America Corp	51,307,025	1.4
201,503	PNC Financial Services Group, Inc	25,891,120	0.7
	Other	109,833,578	3.1
		187,031,723	5.2
CAPITAL GOODS
167,230	3M Co	31,817,180	0.9
186,879	Caterpillar, Inc	22,672,160	0.6
	Other	189,197,656	5.2
		243,686,996	6.7
COMMERCIAL & PROFESSIONAL SERVICES		39,895,736	1.1
CONSUMER DURABLES & APPAREL
402,616	Nike, Inc (Class B)	30,212,305	0.8
	Other	24,026,991	0.7
		54,239,296	1.5
CONSUMER SERVICES
474,043	Starbucks Corp	27,622,486	0.8
	Other	53,740,435	1.5
		81,362,921	2.3
DIVERSIFIED FINANCIALS
262,826	American Express Co	27,000,115	0.7
124,077	CME Group, Inc	22,735,869	0.6
536,542	Morgan Stanley	24,498,508	0.7
119,778	S&P Global, Inc	21,837,925	0.6
	Other	140,083,631	3.9
		236,156,048	6.5
ENERGY
408,764	ConocoPhillips	28,572,604	0.8
340,807	Occidental Petroleum Corp	22,857,925	0.6
515,891	Schlumberger Ltd	26,470,367	0.7
	Other	115,532,249	3.2
		193,433,145	5.3
FOOD & STAPLES RETAILING		21,120,952	0.6
FOOD, BEVERAGE & TOBACCO
861,963	Coca-Cola Co	41,270,789	1.1
580,901	Mondelez International, Inc	24,386,224	0.7
336,015	PepsiCo, Inc	37,761,366	1.0
	Other	33,347,592	0.9
		136,765,971	3.7
HEALTH CARE EQUIPMENT & SERVICES
109,975	Becton Dickinson & Co	25,349,237	0.7
72,680	Humana, Inc	23,287,399	0.6
192,239	UnitedHealth Group, Inc	50,241,663	1.4
	Other	156,327,408	4.3
		255,205,707	7.0
Shares		Company	Value	% of net assets
HOUSEHOLD & PERSONAL PRODUCTS
513,754		Procter & Gamble Co	$45,559,705	1.3%
		Other	30,024,987	0.8
			75,584,692	2.1
INSURANCE
193,657		Chubb Ltd	24,189,696	0.7
244,541		Prudential Financial, Inc	22,933,055	0.6
		Other	89,631,376	2.5
			136,754,127	3.8
MATERIALS
152,686		Ecolab, Inc	23,383,861	0.6
127,282	*	Linde plc	21,061,352	0.6
		Other	74,676,226	2.1
			119,121,439	3.3
MEDIA & ENTERTAINMENT
114,962	*	NetFlix, Inc	34,693,232	1.0
		Other	59,193,995	1.6
			93,887,227	2.6
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
271,896		AbbVie, Inc	21,167,104	0.6
170,731		Amgen, Inc	32,915,230	0.9
421,024		Bristol-Myers Squibb Co	21,278,553	0.6
285,016		Eli Lilly & Co	30,907,135	0.9
583,697		Schering-Plough Corp	42,965,936	1.2
		Other	142,846,769	3.9
			292,080,727	8.1
REAL ESTATE
171,641		American Tower Corp	26,743,384	0.7
		Other	107,114,304	3.0
			133,857,688	3.7
RETAILING
15,862	*	Booking Holdings, Inc	29,734,588	0.8
250,264		Home Depot, Inc	44,016,432	1.2
264,241		Lowe’s Companies, Inc	25,161,028	0.7
		Other	101,292,325	2.8
			200,204,373	5.5
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
880,467		Intel Corp	41,276,293	1.1
117,856		NVIDIA Corp	24,847,580	0.7
286,342		Texas Instruments, Inc	26,581,128	0.7
		Other	23,174,374	0.6
			115,879,375	3.1
SOFTWARE & SERVICES
196,457		Accenture plc	30,965,552	0.9
246,542		International Business Machines Corp	28,458,343	0.8
113,870		Intuit, Inc	24,026,570	0.7
1,133,847	d	Microsoft Corp	121,106,198	3.3
716,227		Oracle Corp	34,980,527	1.0
213,708	*	salesforce.com, Inc	29,329,286	0.8
		Other	135,627,244	3.7
			404,493,720	11.2

64	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Social Choice Equity Fund ■ October 31, 2018

Shares	Company	Value	% of net assets
TECHNOLOGY HARDWARE & EQUIPMENT
690,980	Apple, Inc	$151,227,883	4.2%
983,102	Cisco Systems, Inc	44,976,917	1.2
	Other	97,503,114	2.7
		293,707,914	8.1
TELECOMMUNICATION SERVICES		37,399,447	1.0
TRANSPORTATION
187,341	Union Pacific Corp	27,393,001	0.8
231,633	United Parcel Service, Inc (Class B)	24,678,180	0.7
	Other	44,119,321	1.2
		96,190,502	2.7
UTILITIES
295,308	Dominion Resources, Inc	21,090,897	0.6
	Other	109,144,001	3.0
		130,234,898	3.6
	TOTAL COMMON STOCKS (Cost $2,812,791,312)	3,599,379,057	99.3

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
	Federal Home Loan Bank (FHLB)
$47,710,000	2.050%, 11/01/18	47,710,000	1.3
		47,710,000	1.3
TREASURY DEBT		29,633,847	0.9
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
40,268,715	c	State Street Navigator Securities Lending Government Money Market Portfolio	$40,268,715	1.1%
			40,268,715	1.1
	TOTAL SHORT-TERM INVESTMENTS (Cost $117,612,491)		117,612,562	3.3
	TOTAL PORTFOLIO (Cost $2,930,403,803)		3,716,991,619	102.6
	OTHER ASSETS & LIABILITIES, NET		(93,599,087)	(2.6)
	NET ASSETS		$3,623,392,532	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/18, the aggregate value of securities on loan is $40,481,094.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of October 31, 2018 were as follows (See Note 3):

Description	Number of long (short contracts	)	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation	)
S&P 500 E Mini Index	122		12/21/18	$16,433,024	$16,537,710	$104,686

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	65

Summary portfolio of investments

Social Choice Low Carbon Equity Fund  ■  October 31, 2018

Shares	Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS		$762,778	0.7%
BANKS
58,437	Bank of America Corp	1,607,018	1.4
6,315	PNC Financial Services Group, Inc	811,414	0.7
	Other	3,542,418	3.2
		5,960,850	5.3
CAPITAL GOODS
5,226	3M Co	994,299	0.9
7,063	Caterpillar, Inc	856,883	0.8
	Other	6,122,012	5.4
		7,973,194	7.1
COMMERCIAL & PROFESSIONAL SERVICES		1,801,713	1.6
CONSUMER DURABLES & APPAREL
12,513	Nike, Inc (Class B)	938,976	0.8
	Other	513,117	0.5
		1,452,093	1.3
CONSUMER SERVICES
14,768	Starbucks Corp	860,531	0.8
	Other	1,866,224	1.6
		2,726,755	2.4
DIVERSIFIED FINANCIALS
8,280	American Express Co	850,604	0.8
16,107	Charles Schwab Corp	744,788	0.7
4,346	CME Group, Inc	796,361	0.7
	Other	4,742,011	4.2
		7,133,764	6.4
ENERGY
16,194	Schlumberger Ltd	830,914	0.7
	Other	4,489,637	4.0
		5,320,551	4.7
FOOD & STAPLES RETAILING		858,876	0.8
FOOD, BEVERAGE & TOBACCO
27,163	Coca-Cola Co	1,300,564	1.1
19,005	Mondelez International, Inc	797,830	0.7
10,610	PepsiCo, Inc	1,192,352	1.1
	Other	859,665	0.8
		4,150,411	3.7
HEALTH CARE EQUIPMENT & SERVICES
3,473	Becton Dickinson & Co	800,527	0.7
2,218	Humana, Inc	710,669	0.7
6,021	UnitedHealth Group, Inc	1,573,588	1.4
	Other	5,217,883	4.6
		8,302,667	7.4
HOUSEHOLD & PERSONAL PRODUCTS
16,310	Procter & Gamble Co	1,446,371	1.3
	Other	1,159,825	1.0
		2,606,196	2.3
Shares		Company	Value	% of net assets
INSURANCE
17,109		American International Group, Inc	$706,431	0.6%
6,180		Chubb Ltd	771,944	0.7
8,706		Marsh & McLennan Cos, Inc	737,833	0.7
7,685		Prudential Financial, Inc	720,699	0.6
		Other	1,508,017	1.3
			4,444,924	3.9
MATERIALS
4,745		Ecolab, Inc	726,697	0.6
		Other	2,651,321	2.4
			3,378,018	3.0
MEDIA & ENTERTAINMENT
3,626	*	NetFlix, Inc	1,094,254	1.0
		Other	1,935,356	1.7
			3,029,610	2.7
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
11,631		AbbVie, Inc	905,473	0.8
5,466		Amgen, Inc	1,053,790	0.9
2,403	*	Biogen Idec, Inc	731,161	0.6
17,692		Bristol-Myers Squibb Co	894,154	0.8
8,937		Eli Lilly & Co	969,128	0.9
11,922		Gilead Sciences, Inc	812,842	0.7
18,342		Schering-Plough Corp	1,350,155	1.2
7,755		Zoetis, Inc	699,113	0.6
		Other	1,203,795	1.1
			8,619,611	7.6
REAL ESTATE
5,215		American Tower Corp	812,549	0.7
		Other	3,623,581	3.2
			4,436,130	3.9
RETAILING
494	*	Booking Holdings, Inc	926,042	0.8
7,816		Home Depot, Inc	1,374,678	1.2
8,171		Lowe’s Companies, Inc	778,043	0.7
		Other	3,241,136	2.9
			6,319,899	5.6
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
30,503		Intel Corp	1,429,981	1.3
4,390		NVIDIA Corp	925,544	0.8
8,845		Texas Instruments, Inc	821,081	0.7
		Other	480,439	0.4
			3,657,045	3.2
SOFTWARE & SERVICES
6,186		Accenture plc	975,037	0.9
8,359		International Business Machines Corp	964,879	0.8
3,557		Intuit, Inc	750,527	0.7
35,561	d	Microsoft Corp	3,798,271	3.4
22,954		Oracle Corp	1,121,073	1.0
6,680	*	salesforce.com, Inc	916,763	0.8
		Other	3,578,847	3.2
			12,105,397	10.8

66	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Social Choice Low Carbon Equity Fund ■ October 31, 2018

Shares	Company	Value	% of net assets
TECHNOLOGY HARDWARE & EQUIPMENT
21,310	Apple, Inc	$4,663,907	4.1%
30,579	Cisco Systems, Inc	1,398,989	1.3
	Other	3,066,869	2.7
		9,129,765	8.1
TELECOMMUNICATION SERVICES		1,395,433	1.2
TRANSPORTATION
10,523	CSX Corp	724,614	0.6
6,514	Union Pacific Corp	952,477	0.9
7,597	United Parcel Service, Inc (Class B)	809,384	0.7
		2,486,475	2.2
UTILITIES		3,478,983	3.1
	TOTAL COMMON STOCKS (Cost $100,847,574)	111,531,138	99.0
Principal	Issuer	Value	% of net assets
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
	Federal Home Loan Bank (FHLB)
$2,900,000	2.050%, 11/01/18	$2,900,000	2.6%
		2,900,000	2.6
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,900,000)	2,900,000	2.6
	TOTAL PORTFOLIO (Cost $103,747,574)	114,431,138	101.6
	OTHER ASSETS & LIABILITIES, NET	(1,722,411)	(1.6)
	NET ASSETS	$112,708,727	100.0%

*	Non-income producing
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of October 31, 2018 were as follows (See Note 3):

Description	Number of long (short contracts	)	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation	)
S&P 500 E Mini Index	11		12/21/18	$1,478,827	$1,491,105	$12,278

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	67

Summary portfolio of investments

Emerging Markets Equity Fund  ■  October 31, 2018

Shares		Company	Value	% of net assets
COMMON STOCKS
ARGENTINA			$18,020,712	1.3%
BRAZIL
7,094,600	*	B2W Companhia Global Do Varejo	65,770,173	4.6
1,609,500		Cia Brasileira de Distribuicao Grupo Pao de Acucar	33,829,125	2.4
4,620,600		Lojas Americanas S.A.(Preference)	23,342,007	1.6
1,087,100		Ultrapar Participacoes S.A.	12,926,018	0.9
		Other	22,806,241	1.6
			158,673,564	11.1
CHILE			11,368,695	0.8
CHINA
234,154	*,n	Alibaba Group Holding Ltd (ADR)	33,315,431	2.3
82,700	*	Baidu, Inc (ADR)	15,717,962	1.1
21,260,800		Brilliance China Automotive Holdings Ltd	18,650,664	1.3
36,031,100	e	China Molybdenum Co Ltd	13,454,963	0.9
11,335,400		CNOOC Ltd	19,303,946	1.4
560,800	*	JD.com, Inc (ADR)	13,190,016	0.9
73,700		Netease.com (ADR)	15,318,545	1.1
4,643,500		Ping An Insurance Group Co of China Ltd	43,899,779	3.1
1,679,776		Tencent Holdings Ltd	57,547,883	4.0
2,902,900	*	Vipshop Holdings Ltd (ADR)	14,108,094	1.0
		Other	53,489,485	3.8
			297,996,768	20.9
COLOMBIA			6,594,276	0.5
HONG KONG
2,688,300		Galaxy Entertainment Group Ltd	14,595,137	1.0
3,522,660		Melco Crown Entertainment Ltd (ADR)	58,581,836	4.1
		Other	11,153,949	0.8
			84,330,922	5.9
INDIA
5,495,200		ICICI Bank Ltd	26,356,733	1.8
2,197,500		Reliance Industries Ltd	31,547,914	2.2
		Other	46,532,772	3.3
			104,437,419	7.3
INDONESIA			10,920,034	0.8
ITALY
7,896,800		Prada S.p.A	28,053,465	2.0
			28,053,465	2.0
KAZAKHSTAN
2,439,900		KAZ Minerals plc	16,109,933	1.1
			16,109,933	1.1
KOREA, REPUBLIC OF
89,500		E-Mart Co Ltd	16,100,830	1.1
533,000		Kangwon Land, Inc	13,496,618	1.0
130,500		Naver Corp	13,141,916	0.9
1,977,400		Samsung Electronics Co Ltd	74,025,531	5.2
68,300		Samsung SDI Co Ltd	14,203,951	1.0
389,500		Shinhan Financial Group Co Ltd	14,507,240	1.0
		Other	11,419,077	0.8
			156,895,163	11.0
Shares		Company	Value	% of net assets
MALAYSIA
12,150,510		Bumiputra-Commerce Holdings BHD	$16,625,376	1.2%
8,067,800		Genting BHD	14,158,473	1.0
4,096,200		Tenaga Nasional BHD	14,398,698	1.0
			45,182,547	3.2
MEXICO
914,800		America Movil S.A. de C.V. (ADR) (Series L)	13,163,972	0.9
3,534,700	*	Cemex SAB de C.V. (ADR)	17,814,888	1.3
			30,978,860	2.2
PERU
904,359		Cia de Minas Buenaventura S.A. (ADR) (Series B)	12,516,329	0.9
			12,516,329	0.9
PHILIPPINES			19,826,782	1.4
PORTUGAL			6,157,854	0.4
RUSSIA
243,100		LUKOIL PJSC (ADR)	18,144,984	1.3
1,969,018		Sberbank of Russia (ADR)	23,017,820	1.6
582,600		X 5 Retail Group NV (GDR)	13,691,100	0.9
			54,853,904	3.8
SINGAPORE
1,053,524	*,e	Sea Ltd (ADR)	13,748,488	1.0
			13,748,488	1.0
SOUTH AFRICA
218,517		Naspers Ltd (N Shares)	38,328,066	2.7
406,600		Sasol Ltd	13,287,668	0.9
		Other	12,264,582	0.9
			63,880,316	4.5
SRI LANKA			10,191,402	0.7
TAIWAN
11,648,500		ASE Industrial Holding Co Ltd	23,494,137	1.6
2,537,000		Bizlink Holdings Inc	13,574,352	1.0
191,200		Largan Precision Co Ltd	20,891,161	1.5
2,388,200		MediaTek, Inc	17,640,766	1.2
4,069,000		Taiwan Semiconductor Manufacturing Co Ltd	30,547,538	2.1
4,810,700		Win Semiconductors Corp	14,858,774	1.0
		Other	10,682,187	0.8
			131,688,915	9.2
THAILAND
1,103,100		Siam Cement PCL (ADR)	13,935,776	1.0
			13,935,776	1.0
TURKEY			9,312,385	0.6
UNITED ARAB EMIRATES
9,136,200		Emaar Properties PJSC	12,676,454	0.9
			12,676,454	0.9
URUGUAY
7,978,796	a,n	Arcos Dorados Holdings, Inc	57,527,119	4.0
			57,527,119	4.0
	TOTAL COMMON STOCKS (Cost $1,506,322,511)		1,375,878,082	96.5

68	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Emerging Markets Equity Fund ■ October 31, 2018

Shares	Company	Value	% of net assets
PREFERRED STOCKS
PHILIPPINES		$3,218	0.0%
	TOTAL PREFERRED STOCKS (Cost $4,057)	3,218	0.0
PURCHASED OPTIONS
BRAZIL		600,000	0.0
CHINA		968,000	0.1
UNITED STATES		169,300	0.0
	TOTAL PURCHASED OPTIONS (Cost $2,726,150)	1,737,300	0.1

Principal	Issuer
SHORT-TERM INVESTMENTS
TREASURY DEBT
	United States Treasury Bill
$31,850,000	2.101%, 11/08/18	31,836,987	2.3
18,520,000	2.149%, 11/15/18	18,504,767	1.3
	Other	10,170,000	0.7
		60,511,754	4.3
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
23,378,932	c	State Street Navigator Securities Lending Government Money Market Portfolio	$23,378,932	1.6%
			23,378,932	1.6
	TOTAL SHORT-TERM INVESTMENTS (Cost $83,890,460)		83,890,686	5.9
	TOTAL PORTFOLIO (Cost $1,592,943,178)		1,461,509,286	102.5
	OTHER ASSETS & LIABILITIES, NET		(35,546,539)	(2.5)
	NET ASSETS		$1,425,962,747	100.0%

Abbreviation(s):

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

*	Non-income producing
a	Affiliated holding
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $21,601,440.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/18, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $10,330,349 or 0.7% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Purchased options outstanding as of October 31, 2018 were as follows (See Note 3):

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Alibaba Group Holding Ltd, Call	8,000	$1,576,000	$170.00	12/21/18	$968,000
iShares MSCI Emerging Markets ETF, Call	4,100	94,300	44.00	12/21/18	28,700
iShares MSCI Emerging Markets ETF, Call	3,700	233,100	44.00	03/15/19	140,600
Petroleo Brasileiro S.A., Put	75,000	822,750	11.00	12/21/18	600,000
Total	90,800	$2,726,150			$1,737,300

Written options outstanding as of October 31, 2018 were as follows (See Note 3):

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Alibaba Group Holding Ltd, Call	2,000	$(817,989)	$160.00	12/21/18	$(556,000)
Alibaba Group Holding Ltd, Put	2,000	(795,990)	135.00	12/21/18	(1,190,000)
iShares MSCI Emerging Markets ETF, Put	3,400	(95,199)	35.00	12/21/18	(136,000)
iShares MSCI Emerging Markets ETF, Put	3,400	(231,197)	35.00	03/15/19	(312,800)
Total	10,800	$(1,940,375)			$(2,194,800)

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	69

Summary of market values by sector

Emerging Markets Equity Fund  ■  October 31, 2018

Sector	Value	% of net assets
CONSUMER DISCRETIONARY	$379,998,680	26.5%
INFORMATION TECHNOLOGY	217,482,034	15.3
COMMUNICATION SERVICES	210,305,075	14.8
FINANCIALS	209,233,410	14.7
ENERGY	95,810,529	6.7
MATERIALS	93,589,551	6.6
CONSUMER STAPLES	87,526,314	6.1
INDUSTRIALS	37,150,870	2.6
REAL ESTATE	32,111,991	2.3
UTILITIES	14,398,697	1.0
HEALTH CARE	11,449	0.0
SHORT-TERM INVESTMENTS	83,890,686	5.9
OTHER ASSETS & LIABILITIES, NET	(35,546,539)	(2.5)
NET ASSETS	$1,425,962,747	100.0%

70	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

International Equity Fund  ■  October 31, 2018

Shares		Company	Value	% of net assets
COMMON STOCKS
AUSTRIA
1,639,920		Wienerberger AG.	$37,719,802	0.9%
			37,719,802	0.9
FRANCE
4,090,474		Accor S.A.	186,903,599	4.2
93,503		Airbus SE	10,333,411	0.2
2,507,456	e,g	ALD S.A.	37,333,936	0.8
6,652,010		Credit Agricole S.A.	85,195,297	1.9
233,693		Essilor International S.A.	31,917,443	0.7
883,781		Nexity	42,263,184	1.0
1,659,838		Sanofi-Aventis	148,324,074	3.4
2,763,378		Schneider Electric S.A.	199,822,876	4.5
1,737,889	e	Vinci S.A.	154,671,074	3.5
			896,764,894	20.2
GERMANY
1,116,874		Bayerische Motoren Werke AG.	96,174,912	2.2
288,044		Continental AG.	47,465,605	1.1
3,279,311		Daimler AG. (Registered)	194,255,232	4.4
1,982,549		Lanxess AG.	122,715,250	2.7
6,124,190		TUI AG. (DI)	101,608,081	2.3
			562,219,080	12.7
HONG KONG
1,392,022		Melco Crown Entertainment Ltd (ADR)	23,149,326	0.5
			23,149,326	0.5
INDIA
469,235		HDFC Bank Ltd	12,183,930	0.3
873,153		Housing Development Finance Corp	20,888,900	0.4
		Other	8,637,502	0.2
			41,710,332	0.9
ITALY
7,013,618		Mediobanca S.p.A.	61,423,687	1.4
1,532,998		Moncler S.p.A	53,237,628	1.2
10,250,145		Prada S.p.A	36,413,748	0.8
13,318,553	e	UniCredit S.p.A.	170,279,786	3.9
			321,354,849	7.3
JAPAN
1,065,539		Dentsu, Inc	49,419,503	1.1
2,387,779		Hitachi Ltd	72,994,869	1.6
2,150,815		Ishikawajima-Harima Heavy Industries Co Ltd	78,682,110	1.8
9,743,092		JX Holdings, Inc	65,833,902	1.5
2,365,292		Komatsu Ltd	61,597,983	1.4
1,139,873		Konami Corp	43,486,376	1.0
654,200		Murata Manufacturing Co Ltd	101,816,558	2.3
314,536		Nintendo Co Ltd	98,199,017	2.2
3,372,965		Sony Corp	182,533,820	4.1
879,200	e	Takeda Pharmaceutical Co Ltd	36,451,211	0.8
2,494,600		Toyota Motor Corp	146,135,988	3.3
			937,151,337	21.1

Shares		Company	Value	% of net assets
KOREA, REPUBLIC OF
91,658		Samsung SDI Co Ltd	$19,061,577	0.4%
			19,061,577	0.4
NORWAY
1,393,962		Yara International ASA	59,861,359	1.4
			59,861,359	1.4
SPAIN
4,013,404	*,e	Siemens Gamesa Renewable Energy	44,448,434	1.0
			44,448,434	1.0
SWEDEN
1,064,188		Atlas Copco AB (A Shares)	26,308,591	0.6
4,607,661		Electrolux AB (Series B)	95,746,198	2.2
			122,054,789	2.8
SWITZERLAND
29,976		Burckhardt Compression Holding AG.	9,933,063	0.2
15,364,656		Credit Suisse Group	200,872,233	4.6
251,728		Vifor Pharma AG.	36,381,993	0.8
		Other	14,076,060	0.3
			261,263,349	5.9
UNITED KINGDOM
7,657,328		CNH Industrial NV	79,600,279	1.8
802,518		Experian Group Ltd	18,457,268	0.4
1,920,234	*	Linde plc	315,041,994	7.1
276,632,044		Lloyds TSB Group plc	201,869,083	4.6
1,774,295		Reckitt Benckiser Group plc	143,476,726	3.2
67,002,988		Tesco plc	182,477,480	4.1
7,654,281		Travis Perkins plc	108,106,752	2.4
			1,049,029,582	23.6
	TOTAL COMMON STOCKS (Cost $4,571,765,455)		4,375,788,710	98.7

Principal		Issuer
SHORT-TERM INVESTMENTS
TREASURY DEBT
		United States Treasury Bill
$14,775,000		2.147%, 11/15/18	14,762,847	0.3
			14,762,847	0.3

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	71

Summary portfolio of investments	concluded

International Equity Fund ■ October 31, 2018

Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
154,258,388	c	State Street Navigator Securities Lending Government Money Market Portfolio	$154,258,388	3.5%
			154,258,388	3.5
	TOTAL SHORT-TERM INVESTMENTS (Cost $169,021,063)		169,021,235	3.8
	TOTAL PORTFOLIO (Cost $4,740,786,518)		4,544,809,945	102.5
	OTHER ASSETS & LIABILITIES, NET		(113,620,785)	(2.5)
	NET ASSETS		$4,431,189,160	100.0%

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $146,879,285.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/18, the aggregate value of these securities, including those in “Other,” is $37,333,936 or 0.8% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector

International Equity Fund  ■  October 31, 2018

Sector	Value	% of net assets
CONSUMER DISCRETIONARY	$1,163,624,137	26.1%
INDUSTRIALS	838,528,233	18.9
FINANCIALS	761,350,417	17.2
MATERIALS	540,182,011	12.2
CONSUMER STAPLES	325,954,206	7.4
HEALTH CARE	253,074,721	5.7
INFORMATION TECHNOLOGY	193,873,004	4.4
COMMUNICATION SERVICES	191,104,896	4.3
ENERGY	65,833,902	1.5
REAL ESTATE	42,263,183	1.0
SHORT-TERM INVESTMENTS	169,021,235	3.8
OTHER ASSETS & LIABILITIES, NET	(113,620,785)	(2.5)
NET ASSETS	$4,431,189,160	100.0%

72	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

International Opportunities Fund  ■  October 31, 2018

Shares		Company	Value	% of net assets
COMMON STOCKS
AUSTRALIA
934,508		BHP Billiton Ltd	$21,562,509	1.4%
		Other	29,913,412	1.9
			51,475,921	3.3
BRAZIL
1,599,900	*	B2W Companhia Global Do Varejo	14,831,802	1.0
1,469,637		Banco Itau Holding Financeira S.A.	19,449,045	1.2
2,635,900		Localiza Rent A Car	20,363,328	1.3
600,857	*,e	Pagseguro Digital Ltd	16,217,131	1.0
		Other	10,554,819	0.7
			81,416,125	5.2
CANADA
405,366		Alimentation Couche Tard, Inc	19,359,155	1.2
230,600	e	Bank of Montreal	17,241,793	1.1
861,495		Dollarama, Inc	23,826,984	1.5
130,400	*	Shopify, Inc (Class A) (Toronto)	18,015,001	1.2
541,721		Suncor Energy, Inc	18,171,901	1.2
		Other	27,342,747	1.8
			123,957,581	8.0
CHINA
744,000		Tencent Holdings Ltd	25,488,890	1.6
436,400		Yum China Holdings, Inc	15,745,312	1.0
		Other	23,115,002	1.5
			64,349,204	4.1
DENMARK
510,300		Novo Nordisk AS	22,038,100	1.4
			22,038,100	1.4
FINLAND			19,211,838	1.2
FRANCE
83,512		L’Oreal S.A.	18,815,774	1.2
135,639		Teleperformance	22,338,669	1.5
			41,154,443	2.7
GERMANY
144,082		Beiersdorf AG.	14,897,693	1.0
145,300		Wirecard AG.	27,179,370	1.7
		Other	7,494,478	0.5
			49,571,541	3.2
HONG KONG
2,685,000		AIA Group Ltd	20,424,910	1.3
		Other	6,933,080	0.5
			27,357,990	1.8
INDIA			11,649,765	0.8
INDONESIA			14,178,224	0.9
IRELAND
491,610		CRH plc	14,663,831	1.0
484,389		Smurfit Kappa Group plc	15,747,781	1.0
		Other	12,380,262	0.8
			42,791,874	2.8
Shares		Company	Value	% of net assets
ITALY
249,300		Luxottica Group S.p.A.	$15,656,850	1.0%
498,689		Moncler S.p.A	17,318,365	1.1
		Other	21,050,943	1.4
			54,026,158	3.5
JAPAN
375,400	e	GMO Payment Gateway, Inc	18,186,645	1.2
1,753,200	e	Infomart Corp	18,195,599	1.2
1,273,000	e	MonotaRO Co Ltd	28,065,311	1.8
354,000		Paltac Corp	18,036,130	1.2
		Other	118,622,428	7.6
			201,106,113	13.0
NETHERLANDS
107,047		ASML Holding NV	18,438,207	1.2
		Other	26,890,470	1.7
			45,328,677	2.9
NORWAY
815,986		Aker BP ASA	26,760,059	1.8
944,257		DNB NOR Holding ASA	17,059,327	1.1
790,055		Statoil ASA	20,435,785	1.3
		Other	14,290,852	0.9
			78,546,023	5.1
PHILIPPINES			21,576,499	1.4
PORTUGAL			11,009,707	0.7
SPAIN
279,399		Amadeus IT Holding S.A.	22,498,487	1.5
		Other	7,940	0.0
			22,506,427	1.5
SWEDEN
411,035		Hexagon AB (B Shares)	20,117,537	1.3
		Other	22,290,219	1.4
			42,407,756	2.7
SWITZERLAND
81,367		Lonza Group AG.	25,584,991	1.6
222,935		Novartis AG.	19,522,930	1.3
			45,107,921	2.9
TAIWAN			16,024,182	1.0
UNITED KINGDOM
1,191,980		Ashtead Group plc	29,426,227	1.9
2,404,119		Beazley plc	16,142,110	1.0
5,902,388	*	boohoo.com plc	15,978,523	1.0
507,700		Dechra Pharmaceuticals plc	14,834,019	1.0
1,907,986		Electrocomponents plc	15,106,374	1.0
543,423		Fevertree Drinks plc	19,291,925	1.2
167,486	*	Linde plc	27,478,454	1.8
2,088,815		Vesuvius plc	14,492,387	0.9
		Other	69,450,278	4.5
			222,200,297	14.3

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	73

Summary portfolio of investments	concluded

International Opportunities Fund ■ October 31, 2018

Shares		Company	Value	% of net assets
UNITED STATES
983,770		Burford Capital Ltd	$20,852,963	1.4%
605,200		iShares MSCI EAFE Index Fund	37,800,792	2.4
103,300	*	Lululemon Athletica, Inc	14,537,409	0.9
		Other	17,095,672	1.1
			90,286,836	5.8
	TOTAL COMMON STOCKS (Cost $1,154,499,469)		1,399,279,202	90.2

Principal		Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
		Federal Home Loan Bank (FHLB)
$20,300,000		2.050%, 11/01/18	20,300,000	1.3
			20,300,000	1.3
TREASURY DEBT
		United States Treasury Bill
32,100,000		2.032%, 11/01/18	32,100,000	2.1
41,200,000		2.107%, 11/08/18	41,183,166	2.6
17,525,000		2.147%, 11/15/18	17,510,586	1.1
			90,793,752	5.8
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
107,053,428	c	State Street Navigator Securities Lending Government Money Market Portfolio	$107,053,428	6.9%
			107,053,428	6.9
	TOTAL SHORT-TERM INVESTMENTS (Cost $218,146,938)		218,147,180	14.0
	TOTAL PORTFOLIO (Cost $1,372,646,407)		1,617,426,382	104.2
	OTHER ASSETS & LIABILITIES, NET		(65,801,464)	(4.2)
	NET ASSETS		$1,551,624,918	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $97,556,496.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/18, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $26,694,312 or 1.7% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector

International Opportunities Fund   ■  October 31, 2018

Sector	Value	% of net assets
INFORMATION TECHNOLOGY	$259,697,999	16.6%
FINANCIALS	254,237,756	16.4
CONSUMER DISCRETIONARY	251,307,125	16.2
INDUSTRIALS	194,825,977	12.6
HEALTH CARE	110,904,825	7.2
MATERIALS	94,523,096	6.1
CONSUMER STAPLES	91,887,173	5.9
ENERGY	88,198,525	5.7
COMMUNICATION SERVICES	42,753,565	2.8
REAL ESTATE	10,943,161	0.7
SHORT-TERM INVESTMENTS	218,147,180	14.0
OTHER ASSETS & LIABILITIES, NET	(65,801,464)	(4.2)
NET ASSETS	$1,551,624,918	100.0%

74	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

Quant International Equity Fund  ■  October 31, 2018

				% of net
Shares		Company	Value	assets
COMMON STOCKS
AUSTRALIA
217,311		Macquarie Group Ltd	$18,122,033	1.0%
391,115		Rio Tinto plc	18,988,932	1.1
686,028		Westpac Banking Corp	13,031,602	0.7
		Other	88,149,259	4.9
			138,291,826	7.7
AUSTRIA			9,242,844	0.5
BELGIUM
181,099		UCB S.A.	15,208,696	0.8
			15,208,696	0.8
CHINA			259,319	0.0
DENMARK
291,636		Novo Nordisk AS	12,594,754	0.7
		Other	9,818,603	0.5
			22,413,357	1.2
FINLAND
558,356		UPM-Kymmene Oyj	17,950,439	1.0
		Other	15,595,388	0.9
			33,545,827	1.9
FRANCE
938,618		AXA S.A.	23,490,487	1.3
1,461,010		Credit Agricole S.A.	18,711,815	1.0
140,380		Eiffage S.A.	13,709,782	0.8
297,224		Faurecia	14,408,924	0.8
49,529		Kering	22,015,069	1.2
782,665		Peugeot S.A.	18,604,559	1.0
164,352		Sanofi-Aventis	14,686,589	0.8
		Other	61,970,598	3.4
			187,597,823	10.3
GERMANY
141,103		Allianz AG.	29,394,554	1.6
260,781	g	Covestro AG.	16,817,452	1.0
819,717		Deutsche Lufthansa AG.	16,454,281	0.9
858,335		Infineon Technologies AG.	17,198,365	1.0
79,660		Volkswagen AG.	13,114,345	0.7
97,201		Wirecard AG.	18,182,120	1.0
		Other	41,565,484	2.3
			152,726,601	8.5
HONG KONG
1,528,840		CK Hutchison Holdings Ltd	15,398,658	0.9
		Other	45,844,484	2.5
			61,243,142	3.4
IRELAND			5,983,751	0.3
ISRAEL			15,347,140	0.9
ITALY
4,476,590		Enel S.p.A.	21,949,009	1.2
		Other	13,714,255	0.8
			35,663,264	2.0
				% of net
Shares		Company	Value	assets
JAPAN
1,104,600		Asahi Kasei Corp	$13,253,487	0.7%
912,100		Dai-ichi Mutual Life Insurance Co	17,115,847	1.0
509,685		Mitsubishi Corp	14,345,232	0.8
221,600		Shionogi & Co Ltd	14,169,918	0.8
383,500		Sony Corp	20,753,764	1.2
286,791		Suzuki Motor Corp	14,301,325	0.8
336,800		Tokio Marine Holdings, Inc	15,867,364	0.9
593,776		Toyota Motor Corp	34,783,950	1.9
		Other	293,678,489	16.3
			438,269,376	24.4
LUXEMBOURG			801,939	0.0
MACAU			1,545,420	0.1
NETHERLANDS
742,011	g	ABN AMRO Group NV (ADR)	18,199,738	1.0
927,003		Koninklijke Ahold Delhaize NV	21,219,573	1.2
747,090		Royal Dutch Shell plc (A Shares)	23,800,866	1.3
609,061		Royal Dutch Shell plc (B Shares)	19,863,260	1.1
		Other	19,426,908	1.1
			102,510,345	5.7
NEW ZEALAND			1,983,211	0.1
NORWAY
753,387		Telenor ASA	13,813,620	0.8
		Other	1,718,277	0.1
			15,531,897	0.9
PORTUGAL			3,614,708	0.2
SINGAPORE
1,119,000		United Overseas Bank Ltd	19,784,463	1.1
		Other	3,128,992	0.2
			22,913,455	1.3
SOUTH AFRICA			11,885,380	0.7
SPAIN			37,201,666	2.1
SWEDEN
1,231,767		Sandvik AB	19,472,744	1.1
1,339,648		Volvo AB (B Shares)	20,006,513	1.1
		Other	3,321,983	0.2
			42,801,240	2.4
SWITZERLAND
378,480		Nestle S.A.	31,952,448	1.8
378,003		Novartis AG.	33,102,591	1.8
166,981		Roche Holding AG.	40,636,898	2.3
		Other	38,475,547	2.1
			144,167,484	8.0
UNITED ARAB EMIRATES			4,187,061	0.2

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	75

Summary portfolio of investments	concluded

Quant International Equity Fund  ■  October 31, 2018

			% of net
Shares	Company	Value	assets
UNITED KINGDOM
761,653	Ashtead Group plc	$18,802,810	1.0%
291,093	BP plc (ADR)	12,624,703	0.7
691,397	British American Tobacco plc	29,972,243	1.7
340,007	* Coca-Cola European Partners plc (Class A)	15,466,919	0.9
1,412,649	GlaxoSmithKline plc	27,359,841	1.5
1,609,765	HSBC Holdings plc	13,247,727	0.7
6,270,186	Legal & General Group plc	20,120,256	1.1
567,616	Persimmon plc	16,612,481	0.9
7,271,239	Tesco plc	19,802,660	1.1
	Other	83,817,165	4.7
		257,826,805	14.3
UNITED STATES		8,190,868	0.5
	TOTAL COMMON STOCKS (Cost $1,800,701,592)	1,770,954,445	98.4
RIGHTS / WARRANTS
SPAIN		41,397	0.0
	TOTAL RIGHTS / WARRANTS (Cost $42,912)	41,397	0.0

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
	Federal Home Loan Bank (FHLB)
$17,700,000	2.050%, 11/01/18	17,700,000	1.0
		17,700,000	1.0
				% of net
Shares		Company	Value	assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
11,439,492	c	State Street Navigator Securities Lending Government Money Market Portfolio	$11,439,492	0.6%
			11,439,492	0.6
	TOTAL SHORT-TERM INVESTMENTS (Cost $29,139,492)		29,139,492	1.6
	TOTAL PORTFOLIO (Cost $1,829,883,996)		1,800,135,334	100.0
	OTHER ASSETS & LIABILITIES, NET		(1,049,394)	(0.0)
	NET ASSETS		$1,799,085,940	100.0%

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/18, the aggregate value of these securities, including those in “Other,” is $37,273,846 or 2.1% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/18, the aggregate value of securities on loan is $4,817,541.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of October 31, 2018 were as follows (See Note 3):

	Number of					Unrealized
	long (short	)				appreciation
Description	contracts		Expiration date	Notional amount	Value	(depreciation	)
MSCI EAFE Mini Index	150		12/21/18	$14,754,231	$13,593,750	$(1,160,481)

Summary of market values by sector

Quant International Equity Fund  ■  October 31, 2018

		% of net
Sector	Value	assets
FINANCIALS	$348,109,881	19.3%
INDUSTRIALS	253,819,067	14.1
CONSUMER DISCRETIONARY	206,553,691	11.5
CONSUMER STAPLES	205,077,817	11.4
HEALTH CARE	200,365,682	11.1
MATERIALS	136,822,319	7.6
INFORMATION TECHNOLOGY	114,022,363	6.3
ENERGY	111,531,802	6.2
COMMUNICATION SERVICES	73,970,787	4.1
REAL ESTATE	60,491,685	3.4
UTILITIES	60,230,748	3.4
SHORT-TERM INVESTMENTS	29,139,492	1.6
OTHER ASSETS & LIABILITIES, NET	(1,049,394)	(0.0)
NET ASSETS	$1,799,085,940	100.0%

76	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

Quant International Small-Cap Equity Fund  ■  October 31, 2018

Shares		Company	Value	% of net assets
COMMON STOCKS
AUSTRALIA
904,800		Downer EDI Ltd	$4,454,654	0.5%
375,000	e	JB Hi-Fi Ltd	6,110,714	0.7
1,838,000		Whitehaven Coal Ltd	6,348,953	0.7
		Other	24,926,227	2.7
			41,840,548	4.6
AUSTRIA			5,055,343	0.6
BELGIUM			4,795,967	0.5
BRAZIL
287,000		SLC Agricola S.A.	4,401,978	0.5
814,000		Transmissora Alianca de Energia Eletrica S.A.	4,868,908	0.5
		Other	9,206,056	1.0
			18,476,942	2.0
CANADA
154,000		Parkland Fuel Corp	5,171,742	0.6
200,000		Russel Metals, Inc	3,697,824	0.4
194,000		TFI International, Inc	6,456,105	0.7
		Other	42,201,717	4.7
			57,527,388	6.4
CHILE			1,588,909	0.2
CHINA			21,016,328	2.3
DENMARK
176,000		GN Store Nord	7,465,683	0.8
17,000		Rockwool International AS (B Shares)	5,808,190	0.6
		Other	9,557,245	1.1
			22,831,118	2.5
EGYPT			412,285	0.0
FINLAND			5,087,319	0.6
FRANCE
849,000	*	Air France-KLM	8,208,289	0.9
56,000		Gaztransport Et Technigaz S.A.	4,138,960	0.5
		Other	14,710,735	1.6
			27,057,984	3.0
GERMANY
264,000	g	Deutsche Pfandbriefbank AG.	3,505,520	0.4
		Other	17,267,243	1.9
			20,772,763	2.3
HONG KONG			7,631,826	0.8
HUNGARY			814,118	0.1
INDIA			7,964,215	0.9
INDONESIA			2,374,202	0.3
IRELAND			3,636,431	0.4
ISRAEL
119,000	*	CyberArk Software Ltd	8,122,940	0.9
1,134,000		Israel Discount Bank Ltd	3,705,866	0.4
		Other	8,483,760	1.0
			20,312,566	2.3
Shares		Company	Value	% of net assets
ITALY			$19,822,847	2.2%
JAPAN
629,000		Advantest Corp	11,611,649	1.3
378,000		Hosiden Corp	3,475,111	0.4
918,000		Kenedix, Inc	4,778,292	0.5
110,800		Makino Milling Machine Co Ltd	4,216,829	0.5
271,000		Mori Seiki Co Ltd	3,910,033	0.4
158,000		Nippon Carbon Co Ltd	8,934,828	1.0
112,000		Open House Co Ltd	4,426,885	0.5
3,407,000		Sojitz Holdings Corp	11,457,606	1.3
72,000		Sushiro Global Holdings Ltd	3,792,463	0.4
583,000	e	Tokai Carbon Co Ltd	9,127,946	1.0
334,000	e	UNITED, Inc	7,004,539	0.8
224,000		YA-MAN Ltd	3,611,947	0.4
		Other	147,359,776	16.3
			223,707,904	24.8
KOREA, REPUBLIC OF
713,000	*	Doosan Infracore Co Ltd	4,847,505	0.5
810,000		Easy Bio, Inc	4,151,044	0.5
135,000		Fila Korea Ltd	4,999,655	0.6
		Other	23,691,980	2.6
			37,690,184	4.2
MALAYSIA			3,385,161	0.4
MEXICO			3,316,087	0.4
NETHERLANDS
220,000		ASR Nederland NV	9,987,388	1.1
		Other	4,367,304	0.5
			14,354,692	1.6
NEW ZEALAND			3,269,202	0.4
NORWAY			17,801,022	2.0
PAKISTAN			1,222,723	0.1
PORTUGAL			5,476,900	0.6
QATAR			604,108	0.1
SINGAPORE			1,077,491	0.1
SOUTH AFRICA			4,112,732	0.5
SPAIN
50,000		Acciona S.A.	4,217,563	0.5
711,000		Ence Energia y Celulosa S.A.	5,972,284	0.6
		Other	14,098,197	1.6
			24,288,044	2.7
SWEDEN
414,000		Elekta AB (B Shares)	5,250,227	0.6
		Other	23,887,615	2.6
			29,137,842	3.2
SWITZERLAND
45,000		Cembra Money Bank AG.	3,774,044	0.4
57,000	g	Sunrise Communications Group AG.	5,017,246	0.6
		Other	22,455,970	2.5
			31,247,260	3.5

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	77

Summary portfolio of investments	concluded

Quant International Small-Cap Equity Fund  ■  October 31, 2018

Shares	Company	Value	% of net assets
TAIWAN
1,483,000	Radiant Opto-Electronics Corp	$3,897,365	0.4%
	Other	44,201,660	4.9
		48,099,025	5.3
THAILAND		2,546,728	0.3
TURKEY
3,389,666	Soda Sanayii AS	4,110,639	0.4
	Other	4,347,212	0.5
		8,457,851	0.9
UNITED KINGDOM
380,000	Britvic plc	3,836,351	0.4
2,101,000	Cineworld Group plc	7,898,140	0.9
327,000	Dart Group plc	3,547,407	0.4
178,000	* Dialog Semiconductor plc	4,694,073	0.5
794,000	Drax Group plc	4,067,039	0.4
213,000	Fevertree Drinks plc	7,561,660	0.8
276,000	Greggs plc	4,092,885	0.5
504,354	SSP Group plc	4,300,038	0.5
684,000	Tate & Lyle plc	5,881,087	0.7
392,000	Unite Group plc	4,268,166	0.5
127,000	Victrex plc	4,295,929	0.5
	Other	67,932,467	7.5
		122,375,242	13.6
UNITED STATES		8,186,897	0.9
	TOTAL COMMON STOCKS (Cost $965,238,484)	879,376,194	97.6
RIGHTS / WARRANTS
ITALY		6	0.0
MALAYSIA		16,190	0.0
	TOTAL RIGHTS / WARRANTS (Cost $0)	16,196	0.0
Principal		Issuer	Value	% of net assets
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT			$1,800,000	0.2%

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
42,006,664	c	State Street Navigator Securities Lending Government Money Market Portfolio	42,006,664	4.7
			42,006,664	4.7
	TOTAL SHORT-TERM INVESTMENTS (Cost $43,806,664)		43,806,664	4.9
	TOTAL PORTFOLIO (Cost $1,009,045,148)		923,199,054	102.5
	OTHER ASSETS & LIABILITIES, NET		(22,595,014)	(2.5)
	NET ASSETS		$900,604,040	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $40,173,997.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/18, the aggregate value of these securities, including those in “Other,” is $36,763,445 or 4.1% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

78	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary of market values by sector

Quant International Small-Cap Equity Fund  ■  October 31, 2018

Sector	Value	% of net assets
INDUSTRIALS	$174,632,645	19.4%
INFORMATION TECHNOLOGY	109,090,003	12.1
CONSUMER DISCRETIONARY	104,515,073	11.6
REAL ESTATE	89,474,114	9.9
MATERIALS	84,805,624	9.4
FINANCIALS	79,807,527	8.9
HEALTH CARE	72,123,332	8.0
CONSUMER STAPLES	60,596,493	6.7
ENERGY	39,664,036	4.4
COMMUNICATION SERVICES	32,849,808	3.7
UTILITIES	31,833,735	3.5
SHORT-TERM INVESTMENTS	43,806,664	4.9
OTHER ASSETS & LIABILITIES, NET	(22,595,014)	(2.5)
NET ASSETS	$900,604,040	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	79

Summary portfolio of investments

Social Choice International Equity Fund  ■  October 31, 2018

Shares	Company	Value	% of net assets
COMMON STOCKS
AUSTRALIA
21,961	Australia & New Zealand Banking Group Ltd	$404,229	0.7%
11,277	Commonwealth Bank of Australia	554,499	0.9
3,106	CSL Ltd	414,642	0.7
21,319	National Australia Bank Ltd	381,813	0.6
23,988	Westpac Banking Corp	455,670	0.7
	Other	2,209,369	3.6
		4,420,222	7.2
AUSTRIA		321,016	0.5
BELGIUM		426,759	0.7
DENMARK
11,616	Novo Nordisk AS	501,655	0.8
	Other	469,339	0.8
		970,994	1.6
FINLAND		977,072	1.6
FRANCE
3,248	Air Liquide	392,638	0.6
14,410	AXA S.A.	360,634	0.6
5,026	Danone	355,908	0.6
1,882	L’Oreal S.A.	424,026	0.7
6,949	Sanofi-Aventis	620,966	1.0
4,919	Schneider Electric S.A.	355,698	0.6
13,632	Total S.A.	799,863	1.3
	Other	3,224,124	5.3
		6,533,857	10.7
GERMANY
1,293	Adidas-Salomon AG.	304,067	0.5
2,770	Allianz AG.	577,046	0.9
6,307	BASF SE	483,990	0.8
3,642	Bayerische Motoren Werke AG.	313,616	0.5
5,994	SAP AG.	641,798	1.1
4,833	Siemens AG.	555,538	0.9
	Other	2,533,376	4.1
		5,409,431	8.8
HONG KONG		1,737,007	2.8
IRELAND		424,317	0.7
ISRAEL		309,078	0.5
ITALY
140,704	Banca Intesa S.p.A.	311,670	0.5
69,072	Enel S.p.A.	338,665	0.6
	Other	384,586	0.7
		1,034,921	1.8
Shares	Company	Value	% of net assets
JAPAN
1,500	Central Japan Railway Co	$287,863	0.5%
2,500	Daikin Industries Ltd	289,780	0.5
3,300	East Japan Railway Co	288,214	0.5
13,400	Honda Motor Co Ltd	382,510	0.6
14,200	KDDI Corp	343,638	0.6
673	Keyence Corp	328,773	0.5
11,573	Mitsubishi Corp	325,725	0.5
12,400	NTT DoCoMo, Inc	307,505	0.5
7,500	Sony Corp	405,875	0.6
10,142	Sumitomo Mitsui Financial Group, Inc	394,880	0.6
6,226	Tokio Marine Holdings, Inc	293,320	0.5
	Other	10,995,808	18.0
		14,643,891	23.9
LUXEMBOURG		164,484	0.3
NETHERLANDS
2,774	ASML Holding NV	477,805	0.8
31,274	ING Groep NV	370,002	0.6
	Other	962,752	1.6
		1,810,559	3.0
NEW ZEALAND		153,894	0.3
NORWAY
11,577	Statoil ASA	299,454	0.5
	Other	655,201	1.1
		954,655	1.6
PORTUGAL		232,477	0.4
SINGAPORE
17,420	DBS Group Holdings Ltd	295,572	0.5
	Other	729,121	1.2
		1,024,693	1.7
SOUTH AFRICA		160,193	0.3
SPAIN
58,198	Banco Bilbao Vizcaya Argentaria S.A.	321,200	0.5
	Other	1,529,274	2.5
		1,850,474	3.0
SWEDEN		1,934,498	3.2
SWITZERLAND
16,142	ABB Ltd	324,802	0.5
16,036	Nestle S.A.	1,353,809	2.2
3,849	Roche Holding AG.	936,702	1.5
1,142	Zurich Financial Services AG.	354,570	0.6
	Other	1,517,892	2.5
		4,487,775	7.3
UNITED ARAB EMIRATES		123,906	0.2

80	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Social Choice International Equity Fund  ■  October 31, 2018

Shares		Company	Value	% of net assets
UNITED KINGDOM
15,854		AstraZeneca plc (ADR)	$614,818	1.0%
15,722		Compass Group plc	309,233	0.5
29,629		National Grid plc	313,002	0.5
20,042		Prudential plc	401,314	0.7
8,421	e	Unilever NV	452,503	0.7
8,532		Unilever plc	451,937	0.7
20,626	d	Vodafone Group plc (ADR)	390,450	0.6
		Other	6,341,847	10.4
			9,275,104	15.1
UNITED STATES			364,242	0.6
	TOTAL COMMON STOCKS (Cost $61,399,847)		59,745,519	97.8

Principal		Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
		Federal Home Loan Bank (FHLB)
$1,200,000		2.050%, 11/01/18	1,200,000	2.0
			1,200,000	2.0
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
1,039,291	c	State Street Navigator Securities Lending Government Money Market Portfolio	$1,039,291	1.7%
			1,039,291	1.7
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,239,291)		2,239,291	3.7
	TOTAL PORTFOLIO (Cost $63,639,138)		61,984,810	101.5
	OTHER ASSETS & LIABILITIES, NET		(867,227)	(1.5)
	NET ASSETS		$61,117,583	100.0%

Abbreviation(s):

ADR	American Depositary Receipt

c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $982,940.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/18, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $262,020 or 0.4% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of October 31, 2018 were as follows (See Note 3):

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
MSCI EAFE Mini Index	13	12/21/18	$1,167,077	$1,178,125	$11,048

Summary of market values by sector

Social Choice International Equity Fund  ■  October 31, 2018

Sector	Value	% of net assets
FINANCIALS	$12,491,088	20.4%
INDUSTRIALS	9,026,002	14.8
CONSUMER DISCRETIONARY	6,565,100	10.7
HEALTH CARE	6,158,191	10.1
CONSUMER STAPLES	5,955,607	9.7
MATERIALS	5,285,335	8.7
COMMUNICATION SERVICES	3,453,578	5.7
INFORMATION TECHNOLOGY	3,376,102	5.5
ENERGY	2,932,303	4.8
REAL ESTATE	2,299,243	3.8
UTILITIES	2,202,970	3.6
SHORT-TERM INVESTMENTS	2,239,291	3.7
OTHER ASSETS & LIABILITIES, NET	(867,227)	(1.5)
NET ASSETS	$61,117,583	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	81

Statements of assets and liabilities

TIAA-CREF Funds  ■  October 31, 2018

	Growth & Income Fund	Large-Cap Growth Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund	Quant Large-Cap Growth Fund	Quant Large-Cap Value Fund	Quant Small-Cap Equity Fund	Quant Small/Mid-Cap Equity Fund	Social Choice Equity Fund
ASSETS
Portfolio investments, at value*†	$6,564,295,174	$5,133,571,250	$6,234,964,029	$1,404,120,642	$3,505,763,877	$2,543,421,306	$2,574,573,523	$3,388,511,861	$652,240,242	$3,716,991,619
Cash	38,250	18,431	—	5,236,243	45,314	15,181	13,255	—	7,490	60,042
Receivable from securities transactions	48,349,548	42,491,880	30,785,391	12,736,350	51,394	—	—	10,629,098	7,623,677	3,987,009
Receivable from Fund shares sold	66,168,041	39,872,859	57,921,926	91,848	362,861	15,250,662	18,109,861	5,536,890	4,170,100	4,157,196
Dividends and interest receivable	3,883,945	670,148	8,022,163	363,509	1,795,292	1,416,294	2,660,243	2,136,192	282,391	3,433,043
Due from affiliates	123,183	111,477	118,877	12,764	31,654	76,394	73,883	50,584	42,610	15,279
Receivable for variation margin on open futures contracts	—	—	—	—	—	—	—	—	—	104,964
Other	391,600	280,054	409,927	155,111	374,781	144,185	141,908	211,326	9,284	188,742
Total assets	6,683,249,741	5,217,016,099	6,332,222,313	1,422,716,467	3,508,425,173	2,560,324,022	2,595,572,673	3,407,075,951	664,375,794	3,728,937,894
LIABILITIES
Management fees payable	205,511	164,643	196,959	49,085	117,093	62,834	63,269	106,786	23,669	43,698
Service agreement fees payable	11,267	8,060	15,236	7,054	14,703	270	696	11,012	374	11,203
Distribution fees payable	275,704	219,640	57,359	49,744	82,120	—	—	48,769	1,422	109,914
Overdraft payable	—	—	827,180	—	—	—	—	91,073	—	—
Payable for collateral for securities loaned	65,015,318	—	82,306,748	48,730,475	26,664,321	10,561,129	28,464,862	43,853,893	7,596,786	40,268,715
Payable for securities transactions	36,467,909	64,666,906	21,885,245	7,791,407	—	22,733,600	26,420,900	8,314,356	9,594,446	63,621,157
Payable for Fund shares redeemed	1,150,866	1,334,373	2,148,590	589,652	1,654,721	233,896	115,840	1,769,606	369,762	1,116,476
Written options◊	14,145,588	448,067	—	1,886,096	—	—	—	—	—	—
Payable for trustee compensation	368,155	240,377	386,493	149,847	360,551	149,186	145,186	218,416	10,632	193,335
Accrued expenses and other payables	120,025	69,304	85,078	36,621	84,440	24,658	34,938	53,732	11,972	180,864
Total liabilities	117,760,343	67,151,370	107,908,888	59,289,981	28,977,949	33,765,573	55,245,691	54,467,643	17,609,063	105,545,362
NET ASSETS	$6,565,489,398	$5,149,864,729	$6,224,313,425	$1,363,426,486	$3,479,447,224	$2,526,558,449	$2,540,326,982	$3,352,608,308	$646,766,731	$3,623,392,532
NET ASSETS CONSIST OF:
Paid-in-capital	$4,250,037,767	$2,920,215,739	$5,114,107,190	$1,005,802,644	$2,252,084,134	$1,525,400,478	$2,115,151,058	$2,668,157,078	$517,669,260	$2,539,986,016
Total distributable earnings (loss)	2,315,451,631	2,229,648,990	1,110,206,235	357,623,842	1,227,363,090	1,001,157,971	425,175,924	684,451,230	129,097,471	1,083,406,516
NET ASSETS	$6,565,489,398	$5,149,864,729	$6,224,313,425	$1,363,426,486	$3,479,447,224	$2,526,558,449	$2,540,326,982	$3,352,608,308	$646,766,731	$3,623,392,532
* Includes securities loaned of	$65,921,452	$—	$67,993,445	$35,656,896	$25,826,242	$10,403,887	$27,907,946	$42,993,514	$7,386,403	$40,481,094
† Portfolio investments, cost	$4,678,347,207	$3,450,233,082	$5,692,770,109	$1,226,745,402	$2,744,489,154	$1,737,132,448	$2,235,002,342	$3,202,839,742	$590,040,731	$2,930,403,803
◊ Written options premiums	$12,349,522	$468,756	$—	$2,389,488	$—	$—	$—	$—	$—	$—

82	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	83

Statements of assets and liabilities	continued

TIAA-CREF Funds  ■  October 31, 2018

	Growth & Income Fund	Large-Cap Growth Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund	Quant Large-Cap Growth Fund	Quant Large-Cap Value Fund	Quant Small-Cap Equity Fund	Quant Small/Mid-Cap Equity Fund	Social Choice Equity Fund
INSTITUTIONAL CLASS:
Net assets	$1,688,858,458	$1,122,258,031	$2,427,959,228	$759,278,037	$2,312,195,169	$166,416,034	$119,598,115	$1,728,013,905	$34,106,220	$2,595,050,036
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	116,931,299	52,393,100	135,045,646	34,059,345	103,673,128	11,672,296	11,907,841	92,079,319	2,742,961	133,733,037
Net asset value per share	$14.44	$21.42	$17.98	$22.29	$22.30	$14.26	$10.04	$18.77	$12.43	$19.40
ADVISOR CLASS:
Net assets	$437,019	$7,303,319	$170,585	$160,453	$371,782	$1,551,063	$5,705,766	$2,769,694	$1,788,574	$12,595,426
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	30,243	341,351	9,495	7,200	16,686	108,758	569,705	147,744	143,805	649,523
Net asset value per share	$14.45	$21.40	$17.97	$22.28	$22.28	$14.26	$10.02	$18.75	$12.44	$19.39
PREMIER CLASS:
Net assets	$132,573,183	$19,248,561	$209,130,737	$71,504,476	$207,369,874	$—	$—	$152,816,306	$1,240,978	$91,623,217
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	9,171,905	900,626	11,670,166	3,229,629	9,325,635	—	—	8,196,420	100,000	4,741,045
Net asset value per share	$14.45	$21.37	$17.92	$22.14	$22.24	$—	$—	$18.64	$12.41	$19.33
RETIREMENT CLASS:
Net assets	$553,818,662	$343,094,425	$750,193,547	$352,637,701	$716,431,188	$—	$—	$527,677,712	$10,727,769	$476,339,015
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	37,702,995	16,130,918	41,947,221	16,301,963	32,362,788	—	—	28,881,518	865,935	24,221,714
Net asset value per share	$14.69	$21.27	$17.88	$21.63	$22.14	$—	$—	$18.27	$12.39	$19.67
RETAIL CLASS:
Net assets	$1,162,488,070	$986,874,582	$130,587,224	$179,845,819	$243,079,211	$—	$—	$146,384,523	$5,698,734	$447,784,838
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	60,224,535	46,276,111	7,583,735	8,325,302	11,200,064	—	—	8,097,901	460,835	25,734,887
Net asset value per share	$19.30	$21.33	$17.22	$21.60	$21.70	$—	$—	$18.08	$12.37	$17.40
CLASS W:
Net assets	$3,027,314,006	$2,671,085,811	$2,706,272,104	$—	$—	$2,358,591,352	$2,415,023,101	$794,946,168	$593,204,456	$—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	209,530,225	124,656,914	150,475,143	—	—	165,383,675	240,375,883	42,345,427	47,688,800	—
Net asset value per share	$14.45	$21.43	$17.98	$—	$—	$14.26	$10.05	$18.77	$12.44	$—

84	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	85

Statements of assets and liabilities	continued

TIAA-CREF Funds  ■  October 31, 2018

	Social Choice Low Carbon Equity Fund	Emerging Markets Equity Fund	International Equity Fund	International Opportunities Fund	Quant International Equity Fund	Quant International Small-Cap Equity Fund	Social Choice International Equity Fund
ASSETS
Portfolio investments, at value*†	$114,431,138	$1,403,982,167	$4,544,809,945	$1,617,426,382	$1,800,135,334	$923,199,054	$61,984,810
Affiliated investments, at value‡	—	57,527,119	—	—	—	—	—
Cash#	31,658	30,542	111,697	37,816	2,167,687	48,850	2,507
Cash – foreign ^	—	2,280,032	—	22,250	6	32,759	11
Receivable from securities transactions	185,365	91,169,608	49,159,143	6,125,129	221,313,337	35,232	11
Receivable from Fund shares sold	133,151	14,703,745	21,514,248	39,127,227	23,539,639	15,985,145	475,796
Dividends and interest receivable	103,778	682,041	17,356,046	2,416,626	8,474,765	3,301,207	253,393
Due from affiliates	18,905	94,971	73,222	83,338	72,908	71,376	27,938
Receivable for variation margin on open futures contracts	12,303	—	—	—	—	—	11,074
Other	1,710	149,947	353,635	44,985	100,937	32,504	1,327
Total assets	114,918,008	1,570,620,172	4,633,377,936	1,665,283,753	2,055,804,613	942,706,127	62,756,867
LIABILITIES
Management fees payable	2,276	95,009	163,727	71,711	54,301	46,338	1,477
Service agreement fees payable	532	1,761	59,515	2,566	20	79	246
Distribution fees payable	2,671	2,743	82,410	1,184	—	233	1,024
Payable for collateral for securities loaned	—	23,378,932	154,258,388	107,053,428	11,439,492	42,006,664	1,039,291
Payable for securities transactions	1,631,364	118,644,550	44,795,521	6,415,917	243,847,262	35,212	11
Payable for Fund shares redeemed	553,251	132,789	2,241,379	1,349	41,318	505	570,260
Payable for variation margin on futures contracts	—	—	—	—	1,160,170	—	—
Written options◊	—	2,194,800	—	—	—	—	—
Payable for trustee compensation	8,492	63,056	330,161	55,662	104,598	13,056	7,667
Accrued expenses and other payables	10,695	143,785	257,675	57,018	71,512	—	19,308
Total liabilities	2,209,281	144,657,425	202,188,776	113,658,835	256,718,673	42,102,087	1,639,284
NET ASSETS	$112,708,727	$1,425,962,747	$4,431,189,160	$1,551,624,918	$1,799,085,940	$900,604,040	$61,117,583
NET ASSETS CONSIST OF:
Paid-in-capital	$96,771,995	$1,511,559,112	$4,362,721,255	$1,373,151,266	$1,703,566,979	$940,051,337	$61,780,197
Total distributable earnings (loss)	15,936,732	(85,596,365)	68,467,905	178,473,652	95,518,961	(39,447,297)	(662,614)
NET ASSETS	$112,708,727	$1,425,962,747	$4,431,189,160	$1,551,624,918	$1,799,085,940	$900,604,040	$61,117,583
* Includes securities loaned of	$—	$21,601,440	$146,879,285	$97,556,496	$4,817,541	$40,173,997	$982,940
† Portfolio investments, cost	$103,747,574	$1,535,997,864	$4,740,786,518	$1,372,646,407	$1,829,883,996	$1,009,045,148	$63,639,138
‡ Affiliated investments, cost	$—	$56,945,314	$—	$—	$—	$—	$—
# Includes cash collateral for open futures contracts of	$—	$—	$—	$—	$675,000	$—	$—
^ Foreign cash, cost	$—	$2,280,031	$—	$22,326	$6	$32,791	$11
◊ Written options premiums	$—	$1,940,375	$—	$—	$—	$—	$—

86	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	87

Statements of assets and liabilities	concluded

TIAA-CREF Funds  ■  October 31, 2018

	Social Choice Low Carbon Equity Fund	Emerging Markets Equity Fund	International Equity Fund	International Opportunities Fund	Quant International Equity Fund	Quant International Small-Cap Equity Fund	Social Choice International Equity Fund
INSTITUTIONAL CLASS:
Net assets	$77,376,114	$239,931,804	$1,892,457,987	$87,134,656	$119,559,327	$43,173,535	$46,431,851
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	6,057,568	23,876,168	168,314,777	7,269,768	16,222,305	4,225,721	4,577,760
Net asset value per share	$12.77	$10.05	$11.24	$11.99	$7.37	$10.22	$10.14
ADVISOR CLASS:
Net assets	$344,489	$138,058	$196,238,239	$177,905	$202,618	$83,339	$579,032
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	26,985	13,743	17,473,866	14,857	27,500	8,157	57,094
Net asset value per share	$12.77	$10.05	$11.23	$11.97	$7.37	$10.22	$10.14
PREMIER CLASS:
Net assets	$713,623	$8,056,625	$164,942,965	$1,561,513	$—	$74,932	$277,684
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	55,792	802,099	14,714,205	130,179	—	7,327	27,424
Net asset value per share	$12.79	$10.04	$11.21	$12.00	$—	$10.23	$10.13
RETIREMENT CLASS:
Net assets	$22,392,214	$88,763,986	$525,330,790	$127,759,622	$—	$3,619,859	$9,303,894
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	1,760,002	8,875,538	45,161,956	10,705,203	—	355,310	920,581
Net asset value per share	$12.72	$10.00	$11.63	$11.93	$—	$10.19	$10.11
RETAIL CLASS:
Net assets	$11,882,287	$7,636,367	$274,948,471	$4,341,459	$—	$970,993	$4,525,122
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	933,933	763,284	37,072,458	363,581	—	95,410	447,893
Net asset value per share	$12.72	$10.00	$7.42	$11.94	$—	$10.18	$10.10
CLASS W:
Net assets	$—	$1,081,435,907	$1,377,270,708	$1,330,649,763	$1,679,323,995	$852,681,382	$—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	—	107,533,831	122,443,024	110,959,941	227,784,399	83,412,369	—
Net asset value per share	$—	$10.06	$11.25	$11.99	$7.37	$10.22	$—

88	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	89

Statements of operations

TIAA-CREF Funds  ■  For the period or year ended October 31, 2018

	Growth & Income Fund	Large-Cap Growth Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund	Quant Large-Cap Growth Fund	Quant Large-Cap Value Fund	Quant Small-Cap Equity Fund	Quant Small/Mid-Cap Equity Fund	Social Choice Equity Fund
INVESTMENT INCOME
Dividends*	$101,621,102	$47,716,619	$143,596,011	$12,168,019	$81,057,099	$36,995,624	$64,114,476	$39,071,630	$9,355,973	$61,598,693
Income from securities lending	587,660	331,859	880,015	658,539	341,015	184,706	61,248	311,241	482,100	621,381
Interest	484,910	820,623	217,834	324,492	578,623	120,375	145,483	212,974	19,772	728,565
Payment from affiliate	436,964	323,786	445,475	101,269	281,869	—	—	—	—	—
Total income	103,130,636	49,192,887	145,139,335	13,252,319	82,258,606	37,300,705	64,321,207	39,595,845	9,857,845	62,948,639
EXPENSES
Management fees	27,083,380	21,063,974	26,885,807	7,005,973	16,650,514	8,294,807	7,908,125	14,729,265	3,215,414	5,069,001
Shareholder servicing – Institutional Class	5,065	5,260	4,701	2,008	6,691	3,494	2,094	5,359	1,009	6,621
Shareholder servicing – Advisor Class	451	3,942	106	77	309	2,417	1,194	1,943	1,510	4,639
Shareholder servicing – Premier Class	177	89	204	126	418	—	—	170	26	5,903
Shareholder servicing – Retirement Class	1,520,192	769,580	2,304,665	1,019,758	2,196,907	—	—	1,538,714	20,863	1,158,418
Shareholder servicing – Retail Class	491,700	505,335	81,442	108,475	127,832	—	—	78,793	5,406	125,063
Shareholder servicing – Class W†	193	175	176	—	—	155	166	62	60	—
Distribution fees - Premier Class	221,637	49,879	399,759	132,291	410,537	—	—	265,452	1,920	123,043
Distribution fees - Retail Class	3,061,768	2,478,130	362,301	530,675	684,686	—	—	412,719	11,411	1,201,279
Administrative service fees	251,829	215,693	252,852	138,819	195,484	106,944	103,818	185,463	119,967	179,113
Custody and accounting fees	120,881	87,774	119,467	41,105	62,265	41,136	40,451	59,357	27,358	47,468
Registration fees	102,308	108,154	108,626	97,122	135,320	67,342	67,878	101,904	102,510	121,053
Professional fees	90,158	79,607	90,358	63,096	78,068	49,914	49,268	67,006	58,364	64,161
Trustee fees and expenses	76,738	58,681	75,968	17,333	42,548	30,104	28,480	41,886	7,925	37,603
Other expenses	236,562	210,099	337,563	70,361	176,175	123,944	109,929	206,833	48,826	345,218
Total expenses	33,263,039	25,636,372	31,023,995	9,227,219	20,767,754	8,720,257	8,311,403	17,694,926	3,622,569	8,488,583
Less: Expenses reimbursed by the investment adviser	(1,056,364)	(959,974)	(899,429)	—	—	(666,677)	(670,493)	(274,495)	(268,605)	—
Fee waiver by investment adviser and TPIS	—	—	(677,557)	—	(1,415,398)	(499,285)	(468,845)	(428,401)	—	—
Net expenses	32,206,675	24,676,398	29,447,009	9,227,219	19,352,356	7,554,295	7,172,065	16,992,030	3,353,964	8,488,583
Net investment income (loss)	70,923,961	24,516,489	115,692,326	4,025,100	62,906,250	29,746,410	57,149,142	22,603,815	6,503,881	54,460,056
NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments‡	474,668,992	597,491,556	539,090,119	192,809,184	487,483,271	193,092,764	65,470,484	521,675,486	68,133,506	272,468,451
Futures contracts	—	—	—	—	—	—	—	3,418,524	—	(5,144,173)
Purchased options	8,391	(7,853,329)	(17,605,008)	(7,226,851)	—	—	—	—	—	—
Swap contracts	—	—	—	—	—	—	—	(844,877)	—	—
Written options	1,540,630	(10,733,750)	6,819,072	11,164,705	—	—	—	—	—	—
Foreign currency transactions	(58,074)	(139,571)	(23,755)	15	8,537	—	—	—	—	—
Net realized gain (loss) on total investments	476,159,939	578,764,906	528,280,428	196,747,053	487,491,808	193,092,764	65,470,484	524,249,133	68,133,506	267,324,278
Change in unrealized appreciation (depreciation) on:
Portfolio investments	(156,694,659)	(64,313,825)	(741,335,645)	(156,528,084)	(598,550,763)	26,201,596	(87,395,444)	(490,824,241)	(29,711,398)	(188,108,497)
Futures contracts	—	—	—	—	—	—	—	(2,447,732)	—	92,126
Purchased options	(221,893)	2,046,016	17,577,688	779,611	—	—	—	—	—	—
Written options	(950,732)	2,236,876	(6,791,752)	376,163	—	—	—	—	—	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(3,304)	9,527	(7,576)	(250)	(15,918)	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	(157,870,588)	(60,021,406)	(730,557,285)	(155,372,560)	(598,566,681)	26,201,596	(87,395,444)	(493,271,973)	(29,711,398)	(188,016,371)
Net realized and unrealized gain (loss) on total investments	318,289,351	518,743,500	(202,276,857)	41,374,493	(111,074,873)	219,294,360	(21,924,960)	30,977,160	38,422,108	79,307,907
Net increase (decrease) in net assets from operations	$389,213,312	$543,259,989	$(86,584,531)	$45,399,593	$(48,168,623)	$249,040,770	$35,224,182	$53,580,975	$44,925,989	$133,767,963
* Net of foreign withholding taxes of	$790,389	$959,190	$888,691	$61,005	$231,262	$—	$5,263	$4,507	$3,541	$1,099
† Class W commenced operations on September 28, 2018.
‡ Includes net realized gain (loss) from securities sold to affiliates of	$7,761,491	$9,670,773	$6,192,054	$(97,047)	$3,077,774	$6,880,613	$828,040	$11,975,272	$3,297,273	$15,091,212

90	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	91

Statements of operations	concluded

TIAA-CREF Funds  ■  For the period or year ended October 31, 2018

	Social Choice Low Carbon Equity Fund	Emerging Markets Equity Fund	International Equity Fund	International Opportunities Fund	Quant International Equity Fund	Quant International Small-Cap Equity Fund	Social Choice International Equity Fund
INVESTMENT INCOME
Dividends*	$1,937,421	$23,838,580	$118,983,917	$24,321,397	$66,078,530	$30,178,125	$1,678,033
Dividends from affiliated investments	—	768,320	—	—	—	—	—
Income from securities lending	—	464,343	984,165	4,831,259	539,009	687,338	12,782
Interest	25,374	1,100,364	1,088,584	1,409,491	183,333	233,011	18,980
Payment from affiliate	—	117,338	398,578	19,625	—	—	—
Total income	1,962,795	26,288,945	121,455,244	30,581,772	66,800,872	31,098,474	1,709,795
EXPENSES
Management fees	269,970	12,406,487	22,618,188	9,180,690	7,251,680	6,364,677	165,669
Shareholder servicing – Institutional Class	304	1,541	10,997	1,308	2,069	1,193	344
Shareholder servicing – Advisor Class	224	213	310,037	128	145	73	313
Shareholder servicing – Premier Class	46	55	226	39	—	58	45
Shareholder servicing – Retirement Class	52,890	220,837	1,625,848	218,437	—	15,891	25,725
Shareholder servicing – Retail Class	7,383	13,421	242,565	7,001	—	3,766	4,651
Shareholder servicing – Class W†	—	87	95	106	118	78	—
Distribution fees – Premier Class	924	16,356	319,872	2,031	—	1,076	1,482
Distribution fees – Retail Class	27,084	30,271	837,869	11,949	—	4,622	12,812
Administrative service fees	112,016	137,144	212,959	138,403	90,834	127,161	111,002
Custody and accounting fees	21,222	544,806	511,014	141,364	150,092	185,643	58,882
Registration fees	88,122	94,348	107,522	87,794	46,879	131,194	88,178
Professional fees	50,195	72,822	85,484	66,318	61,005	66,058	60,943
Trustee fees and expenses	14,360	16,557	55,639	17,342	21,597	11,010	13,990
Other expenses	20,928	138,711	361,700	92,429	150,531	88,578	41,891
Total expenses	665,668	13,693,656	27,300,015	9,965,339	7,774,950	7,001,078	585,927
Less: Expenses reimbursed by the investment adviser	(231,055)	(863,348)	(572,556)	(711,445)	(589,084)	(497,429)	(320,051)
Fee waiver by investment adviser and TPIS	—	—	—	—	—	(489,696)	—
Net expenses	434,613	12,830,308	26,727,459	9,253,894	7,185,866	6,013,953	265,876
Net investment income (loss)	1,528,182	13,458,637	94,727,785	21,327,878	59,615,006	25,084,521	1,443,919
NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments‡	5,203,793	48,474,851	196,255,500	14,415,783	92,270,552	31,294,783	112,965
Forward foreign currency contracts	—	—	—	—	—	(901)	—
Futures contracts	25,104	—	—	—	288,750	—	(216,169)
Purchased options	—	(2,078,287)	—	—	—	—	—
Written options	—	829,481	—	—	—	—	—
Foreign currency transactions	—	(1,990,566)	(4,436,210)	(408,972)	(365,631)	(501,685)	(3,605)
Net realized gain (loss) on total investments	5,228,897	45,235,479	191,819,290	14,006,811	92,193,671	30,792,197	(106,809)
Change in unrealized appreciation (depreciation) on:
Portfolio investments**	(2,960,041)	(338,427,833)	(944,282,559)	(152,248,161)	(321,750,478)	(216,657,125)	(5,979,277)
Affiliated investments	—	(20,276,870)	—	—	—	—	—
Futures contracts	11,130	—	—	—	(1,160,480)	—	10,055
Purchased options	—	(1,594,350)	—	—	—	—	—
Written options	—	(488,906)	—	—	—	—	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—	42,780	(192,270)	(12,141)	(68,836)	(18,773)	(3,325)
Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	(2,948,911)	(360,745,179)	(944,474,829)	(152,260,302)	(322,979,794)	(216,675,898)	(5,972,547)
Net realized and unrealized gain (loss) on total investments	2,279,986	(315,509,700)	(752,655,539)	(138,253,491)	(230,786,123)	(185,883,701)	(6,079,356)
Net increase (decrease) in net assets from operations	$3,808,168	$(302,051,063)	$(657,927,754)	$(116,925,613)	$(171,171,117)	$(160,799,180)	$(4,635,437)
* Net of foreign withholding taxes of	$37	$2,318,349	$13,604,610	$2,843,636	$5,739,040	$3,913,466	$160,169
† Class W commenced operations on September 28, 2018.
‡ Includes net realized gain (loss) from securities sold to affiliates of	$455,625	$—	$—	$—	$1,020,783	$2,039,187	$(48,516)
** Includes net change in unrealized foreign capital gains taxes of	$—	$2,492,544	$(1,118,136)	$1,272,455	$—	$—	$—

92	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	93

Statements of changes in net assets

TIAA-CREF Funds  ■  For the period or year ended

		Growth & Income Fund		Large-Cap Growth Fund		Large-Cap Value Fund		Mid-Cap Growth Fund		Mid-Cap Value Fund		Quant Large-Cap Growth Fund
		October 31, 2018	October 31, 2017 [a]	October 31, 2018	October 31, 2017 [a]	October 31, 2018	October 31, 2017 [a]	October 31, 2018	October 31, 2017 [a]	October 31, 2018	October 31, 2017 [a]	October 31, 2018	October 31, 2017 [a]
OPERATIONS
Net investment income (loss)		$70,923,961	$66,659,312	$24,516,489	$21,824,200	$115,692,326	$100,851,078	$4,025,100	$7,832,371	$62,906,250	$75,628,460	$29,746,410	$29,303,448
Net realized gain (loss) on total investments		476,159,939	248,159,898	578,764,906	192,791,271	528,280,428	380,477,232	196,747,053	147,944,415	487,491,808	352,254,223	193,092,764	138,025,884
Net change in unrealized appreciation (depreciation) on total investments		(157,870,588)	1,059,722,224	(60,021,406)	896,338,413	(730,557,285)	547,887,679	(155,372,560)	192,627,698	(598,566,681)	358,375,319	26,201,596	432,045,603
Net increase (decrease) in net assets from operations		389,213,312	1,374,541,434	543,259,989	1,110,953,884	(86,584,531)	1,029,215,989	45,399,593	348,404,484	(48,168,623)	786,258,002	249,040,770	599,374,935
DISTRIBUTIONS TO SHAREHOLDERS[b,c]
Dividends to shareholders:	Institutional Class	(226,233,982)	(118,325,772)	(153,133,528)	(48,697,374)	(360,006,794)	(194,720,973)	(78,830,575)	(4,016,134)	(230,970,039)	(153,415,180)	(163,917,519)	(82,144,564)
	Advisor Class	(19,940)	(4,754)	(87,637)	(2,151)	(11,654)	(4,890)	(15,008)	(506)	(27,056)	(9,394)	(60,724)	(6,266)
	Premier Class	(6,762,865)	(4,047,590)	(1,912,427)	(715,695)	(18,479,985)	(12,367,039)	(8,753,666)	(386,168)	(26,029,371)	(16,865,908)	—	—
	Retirement Class	(26,704,836)	(14,726,100)	(9,556,799)	(3,457,654)	(61,269,992)	(39,128,629)	(37,259,833)	(969,191)	(77,145,851)	(46,721,219)	—	—
	Retail Class	(38,771,532)	(19,699,154)	(35,765,830)	(9,123,496)	(9,303,983)	(5,712,261)	(18,322,880)	(319,587)	(23,207,986)	(12,526,490)	—	—
Total distributions		(298,493,155)	(156,803,370)	(200,456,221)	(61,996,370)	(449,072,408)	(251,933,792)	(143,181,962)	(5,691,586)	(357,380,303)	(229,538,191)	(163,978,243)	(82,150,830)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	467,966,625	628,702,913	536,453,711	521,602,565	523,152,438	807,241,472	76,252,146	113,709,259	287,345,193	535,399,854	214,903,846	314,983,923
	Advisor Class	58,138	281,068	6,930,175	1,902,655	5,829	55,288	12,079	35,371	129,038	254,135	11,987,359	736,158
	Premier Class	11,193,223	18,932,593	11,187,977	9,097,589	14,341,457	47,640,311	10,926,639	11,600,668	12,206,853	15,221,930	—	—
	Retirement Class	24,150,452	31,359,329	138,805,022	80,369,560	6,194,057	74,491,112	28,592,380	28,476,135	6,633,287	25,297,025	—	—
	Retail Class	54,706,670	63,484,972	250,176,836	216,246,074	7,398,428	17,754,935	106,580,767	43,097,728	8,732,897	29,454,281	—	—
	Class W†	81,319,391	—	54,383,658	—	73,055,532	—	—	—	—	—	14,967,453	—
Reinvestments of distributions:	Institutional Class	185,000,069	78,243,163	152,319,247	48,498,013	359,003,241	194,248,698	78,768,525	3,995,597	229,151,965	151,734,645	163,791,045	82,144,564
	Advisor Class	7,699	736	36,105	397	2,047	—	3,421	—	14,867	4,202	52,478	1,939
	Premier Class	6,762,865	4,047,541	1,912,427	704,651	18,479,985	12,367,039	8,753,665	386,168	26,029,371	16,865,908	—	—
	Retirement Class	26,704,836	14,726,064	9,554,971	3,454,829	61,267,242	39,125,858	37,259,832	969,191	77,143,365	46,717,954	—	—
	Retail Class	37,440,285	19,049,350	34,730,969	8,833,767	8,962,450	5,524,497	17,864,482	310,713	22,525,039	12,140,486	—	—
Transfers in connection with new class:	Institutional Class	(3,256,124,297)	—	(2,921,410,508)	—	(2,864,999,916)	—	—	—	—	—	2,582,632,769	—
	Class W†	3,256,124,297	—	2,921,410,508	—	2,864,999,916	—	—	—	—	—	(2,582,632,769)	—
Redemptions:	Institutional Class	(862,191,749)	(453,930,651)	(790,986,743)	(479,870,077)	(940,720,657)	(447,168,172)	(254,146,715)	(183,949,842)	(866,708,142)	(1,353,790,273)	(522,401,335)	(382,750,339)
	Advisor Class	(53,317)	(13,004)	(1,552,555)	(261,771)	(4,264)	(19)	(3,200)	(3,021)	(63,870)	(90,838)	(10,813,206)	(40,314)
	Premier Class	(34,897,975)	(44,859,737)	(39,843,101)	(20,138,948)	(94,996,963)	(88,697,470)	(36,688,918)	(48,650,781)	(123,083,569)	(121,224,577)	—	—
	Retirement Class	(114,590,564)	(90,330,450)	(50,483,918)	(161,152,150)	(256,447,760)	(146,196,382)	(89,496,593)	(83,880,356)	(259,981,535)	(242,004,947)	—	—
	Retail Class	(119,174,738)	(105,778,350)	(300,799,685)	(101,474,473)	(21,429,227)	(25,248,758)	(114,126,587)	(55,052,784)	(46,840,337)	(63,047,517)	—	—
	Class W†	(6,148,663)	—	(15,364,234)	—	(3,874,846)	—	—	—	—	—	(10,703,070)	—
Net increase (decrease) from shareholder transactions		(241,746,753)	163,915,537	(2,539,138)	127,812,681	(245,611,011)	491,138,409	(129,448,077)	(168,955,954)	(626,765,578)	(947,067,732)	(138,215,430)	15,075,931
Net increase (decrease) in net assets		(151,026,596)	1,381,653,601	340,264,630	1,176,770,195	(781,267,950)	1,268,420,606	(227,230,446)	173,756,944	(1,032,314,504)	(390,347,921)	(53,152,903)	532,300,036
NET ASSETS
Beginning of period		6,716,515,994	5,334,862,393	4,809,600,099	3,632,829,904	7,005,581,375	5,737,160,769	1,590,656,932	1,416,899,988	4,511,761,728	4,902,109,649	2,579,711,352	2,047,411,316
End of period		$6,565,489,398	$6,716,515,994	$5,149,864,729	$4,809,600,099	$6,224,313,425	$7,005,581,375	$1,363,426,486	$1,590,656,932	$3,479,447,224	$4,511,761,728	$2,526,558,449	$2,579,711,352
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	31,843,603	49,036,290	25,183,641	30,437,621	27,427,170	43,195,477	3,218,209	5,188,721	12,002,843	22,310,652	15,101,055	25,619,678
	Advisor Class	3,826	21,639	306,098	112,773	307	2,970	502	1,653	5,436	10,671	839,077	58,025
	Premier Class	756,255	1,472,476	524,456	528,117	757,275	2,559,821	465,812	545,911	519,719	648,172	—	—
	Retirement Class	1,602,917	2,413,569	6,492,272	4,625,674	321,983	4,016,653	1,246,734	1,351,085	280,988	1,084,633	—	—
	Retail Class	2,758,706	3,710,175	11,706,736	12,191,860	401,347	994,316	4,753,372	2,050,476	376,682	1,275,753	—	—
	Class W†	5,516,782	—	2,466,091	—	4,056,278	—	—	—	—	—	1,091,619	—
Shares reinvested:	Institutional Class	13,073,045	6,322,089	7,731,941	3,100,896	19,239,188	10,591,532	3,532,221	199,481	9,855,998	6,498,272	12,186,834	7,288,781
	Advisor Class	539	54	1,833	25	110	—	153	—	640	180	3,907	172
	Premier Class	475,032	322,955	97,127	45,083	992,481	675,425	394,843	19,376	1,121,472	723,548	—	—
	Retirement Class	1,846,989	1,158,081	487,250	221,890	3,293,937	2,139,194	1,718,627	49,626	3,335,208	2,010,239	—	—
	Retail Class	1,975,477	1,157,142	1,765,683	565,542	500,137	312,826	824,768	15,918	993,168	531,778	—	—
Shares transferred in connection with new class:	Institutional Class	(204,402,027)	—	(122,903,261)	—	(146,622,309)	—	—	—	—	—	(165,024,458)	—
	Class W†	204,402,027	—	122,903,261	—	146,622,309	—	—	—	—	—	165,024,458	—
Shares redeemed:	Institutional Class	(57,968,663)	(34,407,931)	(36,397,683)	(27,367,516)	(49,181,485)	(23,708,816)	(10,707,970)	(8,669,753)	(36,148,309)	(56,416,039)	(36,140,018)	(31,162,144)
	Advisor Class	(3,555)	(948)	(72,715)	(14,460)	(218)	(1)	(142)	(129)	(2,693)	(3,893)	(798,415)	(3,287)
	Premier Class	(2,357,470)	(3,385,619)	(1,944,015)	(1,140,749)	(5,053,177)	(4,744,480)	(1,594,412)	(2,259,603)	(5,257,615)	(5,116,388)	—	—
	Retirement Class	(7,590,140)	(6,815,238)	(2,370,804)	(9,343,966)	(13,431,957)	(7,829,451)	(3,875,439)	(3,976,674)	(10,983,490)	(10,231,155)	—	—
	Retail Class	(5,998,998)	(6,188,434)	(14,368,754)	(5,841,751)	(1,162,190)	(1,409,123)	(5,037,603)	(2,640,538)	(2,016,142)	(2,720,343)	—	—
	Class W†	(388,584)	—	(712,438)	—	(203,444)	—	—	—	—	—	(732,402)	—
Net increase (decrease) from shareholder transactions		(14,454,239)	14,816,300	896,719	8,121,039	(12,042,258)	26,796,343	(5,060,325)	(8,124,450)	(25,916,095)	(39,393,920)	(8,448,343)	1,801,225

94	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	95

Statements of changes in net assets	continued

TIAA-CREF Funds  ■  For the period or year ended

		Quant Large-Cap Value Fund		Quant Small-Cap Equity Fund		Quant Small/Mid-Cap Equity Fund		Social Choice Equity Fund		Social Choice Low Carbon Equity Fund		Emerging Markets Equity Fund
		October 31, 2018	October 31, 2017 [a]	October 31, 2018	October 31, 2017 [a]	October 31, 2018	October 31, 2017 [a]	October 31, 2018	October 31, 2017 [a]	October 31, 2018	October 31, 2017 [a]	October 31, 2018	October 31, 2017 [a]
OPERATIONS
Net investment income (loss)		$57,149,142	$46,372,584	$22,603,815	$25,918,113	$6,503,881	$4,996,757	$54,460,056	$45,854,633	$1,528,182	$1,132,621	$13,458,637	$12,162,992
Net realized gain (loss) on total investments		65,470,484	123,981,070	524,249,133	369,448,227	68,133,506	30,220,494	267,324,278	74,665,282	5,228,897	808,634	45,235,479	194,973,265
Net change in unrealized appreciation (depreciation) on total investments		(87,395,444)	199,061,746	(493,271,973)	436,622,744	(29,711,398)	101,807,890	(188,016,371)	417,845,760	(2,948,911)	11,957,323	(360,745,179)	156,011,624
Net increase (decrease) in net assets from operations		35,224,182	369,415,400	53,580,975	831,989,084	44,925,989	137,025,141	133,767,963	538,365,675	3,808,168	13,898,578	(302,051,063)	363,147,881
DISTRIBUTIONS TO SHAREHOLDERS[b,c]
Dividends to shareholders:	Institutional Class	(158,188,330)	(146,059,286)	(279,704,358)	(79,287,838)	(35,591,642)	(1,034,971)	(78,677,614)	(99,015,118)	(1,532,212)	(1,177,970)	(54,668,753)	(9,568,103)
	Advisor Class	(8,703)	(7,938)	(271,398)	(23,449)	(70,284)	(1,962)	(341,854)	(15,454)	(4,282)	(3,581)	(36,536)	(973)
	Premier Class	—	—	(18,429,112)	(6,463,931)	(65,794)	(1,682)	(2,799,998)	(5,406,084)	(11,053)	(9,601)	(456,301)	(121,863)
	Retirement Class	—	—	(65,316,238)	(20,265,417)	(277,760)	(3,973)	(14,586,849)	(20,915,149)	(394,003)	(213,620)	(3,314,524)	(173,903)
	Retail Class	—	—	(17,246,522)	(4,792,551)	(190,083)	(2,453)	(19,214,895)	(29,914,060)	(184,829)	(72,658)	(484,163)	(21,559)
Total distributions		(158,197,033)	(146,067,224)	(380,967,628)	(110,833,186)	(36,195,563)	(1,045,041)	(115,621,210)	(155,265,865)	(2,126,379)	(1,477,430)	(58,960,277)	(9,886,401)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	330,754,559	357,947,732	305,051,118	410,967,786	44,229,864	213,549,955	874,857,836	371,283,229	34,657,083	20,419,719	549,446,987	302,450,890
	Advisor Class	17,354,450	16,678	482,213	1,852,231	8,542,837	61,207	9,599,943	7,725,799	155,666	43,500	44,702	579,411
	Premier Class	—	—	15,442,602	26,580,200	—	—	46,905,333	16,875,799	229,517	146,115	4,251,090	11,809,593
	Retirement Class	—	—	21,168,995	56,501,812	11,757,351	5,629,455	116,347,823	39,605,679	7,263,052	10,273,111	57,591,373	46,184,881
	Retail Class	—	—	10,867,419	42,906,512	5,228,105	2,498,491	45,926,690	63,043,201	5,727,163	5,121,736	8,612,569	9,496,981
	Class W†	28,533,506	—	6,098,457	—	5,160,111	—	—	—	—	—	22,301,717	—
Reinvestments of distributions:	Institutional Class	158,188,330	146,059,286	277,648,266	79,139,728	35,590,432	1,034,930	74,948,803	94,181,482	1,016,613	978,800	54,668,753	9,568,103
	Advisor Class	1,163	—	251,709	19,433	2,903	19	65,682	8,157	1,358	298	14,849	—
	Premier Class	—	—	18,429,112	6,463,931	—	—	2,795,898	5,053,174	4,206	2,585	455,782	121,790
	Retirement Class	—	—	65,315,076	20,264,257	212,745	2,291	14,559,516	20,887,918	393,734	213,318	3,313,997	173,842
	Retail Class	—	—	16,491,957	4,613,976	117,148	1,199	18,536,352	28,981,311	182,624	72,071	475,536	20,971
Transfers in connection with new class:	Institutional Class	2,539,791,361	—	(888,760,975)	—	(658,978,120)	—	—	—	—	—	(1,155,576,457)	—
	Class W†	(2,539,791,361)	—	888,760,975	—	658,978,120	—	—	—	—	—	1,155,576,457	—
Redemptions:	Institutional Class	(324,141,827)	(282,255,721)	(620,144,971)	(309,237,112)	(128,272,578)	(52,318,776)	(272,654,814)	(251,164,010)	(22,352,858)	(4,439,756)	(286,851,940)	(376,048,653)
	Advisor Class	(10,984,293)	—	(320,503)	(78,192)	(7,781,796)	(20,087)	(5,758,487)	(233,663)	—	—	(736,062)	(11)
	Premier Class	—	—	(44,841,247)	(63,499,245)	—	—	(28,594,740)	(43,650,127)	(19,731)	(97,615)	(5,204,458)	(22,291,705)
	Retirement Class	—	—	(144,931,190)	(104,756,725)	(5,930,395)	(2,565,845)	(52,075,990)	(51,550,352)	(3,237,462)	(1,648,503)	(29,371,986)	(8,220,661)
	Retail Class	—	—	(35,523,240)	(34,650,690)	(2,801,546)	(828,613)	(86,221,314)	(119,900,911)	(2,119,443)	(694,598)	(11,494,757)	(3,690,189)
	Class W†	(12,660,086)	—	(10,770,429)	—	(5,656,581)	—	—	—	—	—	(19,238,320)	—
Net increase (decrease) from shareholder transactions		187,045,802	221,767,975	(119,284,656)	137,087,902	(39,601,400)	167,044,226	759,238,531	181,146,686	21,901,522	30,390,781	348,279,832	(29,844,757)
Net increase (decrease) in net assets		64,072,951	445,116,151	(446,671,309)	858,243,800	(30,870,974)	303,024,326	777,385,284	564,246,496	23,583,311	42,811,929	(12,731,508)	323,416,723
NET ASSETS
Beginning of period		2,476,254,031	2,031,137,880	3,799,279,617	2,941,035,817	677,637,705	374,613,379	2,846,007,248	2,281,760,752	89,125,416	46,313,487	1,438,694,255	1,115,277,532
End of period		$2,540,326,982	$2,476,254,031	$3,352,608,308	$3,799,279,617	$646,766,731	$677,637,705	$3,623,392,532	$2,846,007,248	$112,708,727	$89,125,416	$1,425,962,747	$1,438,694,255
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	32,123,257	35,788,123	15,487,704	21,262,395	3,515,575	19,868,387	44,090,868	20,925,488	2,649,588	1,773,495	46,080,052	28,369,727
	Advisor Class	1,664,772	1,691	24,752	98,767	691,846	5,564	474,071	456,943	11,697	3,846	3,517	54,092
	Premier Class	—	—	790,395	1,402,029	—	—	2,373,640	962,488	17,686	13,230	333,933	1,085,931
	Retirement Class	—	—	1,078,728	2,988,986	900,269	510,002	5,811,796	2,211,193	556,850	911,629	4,797,099	4,126,514
	Retail Class	—	—	570,660	2,349,962	399,289	225,061	2,584,581	4,004,523	441,230	445,531	689,706	854,420
	Class W†	2,912,749	—	309,384	—	419,946	—	—	—	—	—	2,155,555	—
Shares reinvested:	Institutional Class	15,387,970	14,873,655	14,651,624	4,191,723	2,951,114	94,514	3,946,751	5,642,989	81,005	90,379	4,462,755	1,038,882
	Advisor Class	113	—	13,290	1,030	241	1	3,459	489	108	28	1,212	—
	Premier Class	—	—	977,672	344,009	—	—	147,619	303,676	335	238	37,176	13,224
	Retirement Class	—	—	3,532,454	1,097,144	17,670	210	754,770	1,233,053	31,423	19,733	271,194	18,917
	Retail Class	—	—	901,200	252,130	9,738	109	1,085,904	1,923,113	14,575	6,655	38,851	2,280
Shares transferred in connection with new class:	Institutional Class	(238,702,196)	—	(42,605,991)	—	(47,717,460)	—	—	—	—	—	(107,295,864)	—
	Class W†	238,702,196	—	42,605,991	—	47,717,460	—	—	—	—	—	107,295,864	—
Shares redeemed:	Institutional Class	(31,125,531)	(27,736,603)	(30,989,790)	(16,285,466)	(9,894,818)	(4,535,759)	(13,761,244)	(14,370,751)	(1,692,575)	(388,861)	(23,044,450)	(36,304,042)
	Advisor Class	(1,107,932)	—	(16,574)	(4,046)	(652,581)	(1,773)	(282,581)	(12,466)	—	—	(56,970)	(1)
	Premier Class	—	—	(2,328,125)	(3,359,266)	—	—	(1,478,563)	(2,449,968)	(1,586)	(8,231)	(427,497)	(1,887,891)
	Retirement Class	—	—	(7,507,341)	(5,608,565)	(452,740)	(230,579)	(2,585,221)	(2,884,884)	(251,617)	(144,626)	(2,402,051)	(738,001)
	Retail Class	—	—	(1,860,185)	(1,881,647)	(215,257)	(75,320)	(4,824,988)	(7,576,061)	(162,596)	(60,802)	(953,276)	(332,276)
	Class W†	(1,239,061)	—	(569,948)	—	(448,606)	—	—	—	—	—	(1,917,588)	—
Net increase (decrease) from shareholder transactions		18,616,337	22,926,866	(4,934,100)	6,849,185	(2,758,314)	15,860,417	38,340,862	10,369,825	1,696,123	2,662,244	30,069,218	(3,698,224)

96	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	97

Statements of changes in net assets	concluded

TIAA-CREF Funds  ■  For the period or year ended

		International Equity Fund		International Opportunities Fund		Quant International Equity Fund		Quant International Small-Cap Equity Fund			Social Choice International Equity Fund
		October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,		October 31,	October 31,
		2018	2017 [a]	2018	2017 [a]	2018	2017 [a]	2018	2017	‡a	2018	2017 [a]
OPERATIONS
Net investment income (loss)		$94,727,785	$62,333,571	$21,327,878	$19,099,788	$59,615,006	$48,067,127	$25,084,521	$16,491,972		$1,443,919	$904,569
Net realized gain (loss) on total investments		191,819,290	372,756,079	14,006,811	36,290,195	92,193,671	100,311,384	30,792,197	35,965,344		(106,809)	201,980
Net change in unrealized appreciation (depreciation) on total investments		(944,474,829)	660,052,547	(152,260,302)	300,728,586	(322,979,794)	239,645,502	(216,675,898)	130,803,907		(5,972,547)	5,926,011
Net increase (decrease) in net assets from operations		(657,927,754)	1,095,142,197	(116,925,613)	356,118,569	(171,171,117)	388,024,013	(160,799,180)	183,261,223		(4,635,437)	7,032,560
DISTRIBUTIONS TO SHAREHOLDERS[b,c]
Dividends to shareholders:	Institutional Class	(84,439,378)	(42,357,609)	(17,325,353)	(17,375,181)	(58,361,241)	(45,635,675)	(58,017,529)	(21,861)		(819,355)	(494,959)
	Advisor Class	(5,720,305)	(1,500)	(1,795)	(1,281)	(6,281)	(2,785)	(77,533)	(950)		(11,079)	(2,567)
	Premier Class	(5,251,542)	(2,690,942)	(6,481)	(2,879)	—	—	(76,578)	(950)		(26,354)	(23,169)
	Retirement Class	(13,798,341)	(6,235,533)	(476,939)	(75,044)	—	—	(508,166)	(890)		(157,642)	(76,493)
	Retail Class	(10,930,859)	(9,427,234)	(27,813)	(12,757)	—	—	(118,651)	(814)		(80,624)	(29,532)
Total distributions		(120,140,425)	(60,712,818)	(17,838,381)	(17,467,142)	(58,367,522)	(45,638,460)	(58,798,457)	(25,465)		(1,095,054)	(626,720)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	758,629,276	646,849,346	234,393,710	152,019,252	275,988,844	312,324,969	186,904,063	830,120,666		43,138,040	12,671,568
	Advisor Class	29,263,633	254,335,501	45,700	21,000	73,160	43,383	1,768	1,007,358		172,285	361,384
	Premier Class	31,509,144	32,928,813	1,445,882	121,585	—	—	—	1,000,010		32,118	194,032
	Retirement Class	47,332,681	75,597,577	114,488,823	22,011,541	—	—	3,118,850	8,571,971		6,016,146	4,925,089
	Retail Class	16,388,360	36,198,787	4,188,099	2,028,294	—	—	936,606	2,236,229		3,140,919	2,347,693
	Class W†	45,980,882	—	57,375,849	—	36,150,364	—	17,896,022	—		—	—
Reinvestments of distributions:	Institutional Class	83,701,570	42,026,368	17,325,353	17,375,181	58,361,240	45,635,675	58,016,744	—		251,119	42,855
	Advisor Class	5,694,901	—	253	—	2,637	48	496	—		8,565	—
	Premier Class	5,251,411	2,650,499	2,900	633	—	—	—	—		2,687	918
	Retirement Class	13,797,216	6,234,155	476,794	74,938	—	—	431,512	—		136,174	54,643
	Retail Class	10,369,781	9,250,571	27,458	12,537	—	—	44,191	—		57,708	8,898
Transfers in connection with new class:	Institutional Class	(1,467,230,145)	—	(1,436,476,554)	—	(1,795,142,680)	—	(930,612,829)	—		—	—
	Class W†	1,467,230,145	—	1,436,476,554	—	1,795,142,680	—	930,612,829	—		—	—
Redemptions:	Institutional Class	(639,435,658)	(633,047,498)	(185,407,477)	(388,799,941)	(228,625,094)	(333,693,432)	(83,201,490)	(75,628,031)		(28,705,914)	(387,097)
	Advisor Class	(52,765,526)	(17,580,317)	(73)	—	(18,057)	(21)	(1,152,000)	—		(83,082)	—
	Premier Class	(70,299,219)	(60,450,226)	(200,211)	(31,605)	—	—	(1,151,000)	(10)		(1,031,762)	—
	Retirement Class	(117,015,966)	(84,865,715)	(3,344,282)	(2,234,745)	—	—	(6,796,668)	(1,447,711)		(3,761,174)	(1,011,349)
	Retail Class	(41,117,617)	(336,443,496)	(2,760,194)	(797,711)	—	—	(2,037,923)	(266,846)		(2,197,012)	(198,572)
	Class W†	(6,352,180)	—	(378,093)	—	(1,617,705)	—	(1,638,888)	—		—	—
Net increase (decrease) from shareholder transactions		120,932,689	(26,315,635)	237,680,491	(198,199,041)	140,315,389	24,310,622	171,372,283	765,593,636		17,176,817	19,010,062
Net increase (decrease) in net assets		(657,135,490)	1,008,113,744	102,916,497	140,452,386	(89,223,250)	366,696,175	(48,225,354)	948,829,394		11,446,326	25,415,902
NET ASSETS
Beginning of period		5,088,324,650	4,080,210,906	1,448,708,421	1,308,256,035	1,888,309,190	1,521,613,015	948,829,394	—		49,671,257	24,255,355
End of period		$4,431,189,160	$5,088,324,650	$1,551,624,918	$1,448,708,421	$1,799,085,940	$1,888,309,190	$900,604,040	$948,829,394		$61,117,583	$49,671,257
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	58,459,593	57,366,045	17,457,188	14,183,693	33,925,198	43,840,478	15,423,365	79,099,935		3,943,215	1,204,088
	Advisor Class	2,309,860	20,112,560	3,327	1,624	8,995	5,606	151	100,644		15,614	37,342
	Premier Class	2,404,746	2,822,870	105,958	9,588	—	—	—	100,001		2,888	18,630
	Retirement Class	3,418,961	6,198,284	8,585,958	1,800,119	—	—	250,263	743,874		540,923	482,193
	Retail Class	1,863,199	4,804,367	306,118	168,013	—	—	75,510	203,417		281,274	233,109
	Class W†	3,920,422	—	4,740,073	—	4,726,697	—	1,723,859	—		—	—
Shares reinvested:	Institutional Class	6,399,203	4,025,514	1,336,833	1,718,613	7,187,345	6,740,868	4,806,690	—		22,829	4,648
	Advisor Class	435,390	—	20	—	325	7	41	—		778	—
	Premier Class	402,099	254,366	223	62	—	—	—	—		244	100
	Retirement Class	1,017,494	576,170	36,875	7,412	—	—	35,781	—		12,391	5,933
	Retail Class	1,198,819	1,325,297	2,120	1,239	—	—	3,664	—		5,251	965
Shares transferred in connection with new class:	Institutional Class	(119,093,356)	—	(106,248,266)	—	(223,276,453)	—	(81,848,094)	—		—	—
	Class W†	119,093,356	—	106,248,266	—	223,276,453	—	81,848,094	—		—	—
Shares redeemed:	Institutional Class	(48,590,619)	(55,545,452)	(13,604,239)	(35,283,632)	(27,756,036)	(45,887,046)	(6,709,972)	(6,546,203)		(2,582,808)	(36,354)
	Advisor Class	(4,024,081)	(1,369,647)	(6)	—	(2,246)	(3)	(92,679)	—		(7,603)	—
	Premier Class	(5,435,494)	(4,991,844)	(14,743)	(2,924)	—	—	(92,673)	(1)		(95,253)	—
	Retirement Class	(8,703,724)	(6,993,791)	(251,891)	(204,502)	—	—	(553,717)	(120,891)		(343,247)	(100,515)
	Retail Class	(4,802,177)	(41,119,566)	(206,215)	(67,479)	—	—	(165,478)	(21,703)		(201,573)	(19,962)
	Class W†	(570,754)	—	(28,398)	—	(218,751)	—	(159,584)	—		—	—
Net increase (decrease) from shareholder transactions		9,702,937	(12,534,827)	18,469,201	(17,668,174)	17,871,527	4,699,910	14,545,221	73,559,073		1,594,923	1,830,177
†	Class W commenced operations on September 28, 2018.
‡	For the period December 9, 2016 to October 31, 2017.
a	Prior period amounts have been conformed to current year presentation. See notes to financial statements, Note 1—organization and significant accounting policies for further details.
b	The composition and per share amounts of the Funds’ distributions are presented in the Financial highlights. The distribution information for the Funds as of its most recent tax year end is presented within the notes to the financial statements, Note 6—distributions to shareholders and other tax items.
c	For the fiscal year ended October 31, 2017, the distributions to shareholders were characterized as “From net investment income” and “From realized gains”.
See notes to financial statements, Note 1—organization and significant accounting policies for further details.

98	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	99

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized & unrealized	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period

GROWTH & INCOME FUND
Institutional Class:	10/31/18		$14.34	$0.17		$ 0.62	$ 0.79	$(0.15)	$(0.54)	$(0.69)	$14.44
	10/31/17		11.76	0.15		2.80	2.95	(0.16)	(0.21)	(0.37)	14.34
	10/31/16		12.50	0.16		0.08	0.24	(0.16)	(0.82)	(0.98)	11.76
	10/31/15		12.96	0.13		0.65	0.78	(0.14)	(1.10)	(1.24)	12.50
	10/31/14		12.64	0.13		1.64	1.77	(0.14)	(1.31)	(1.45)	12.96
Advisor Class:	10/31/18		14.34	0.15		0.64	0.79	(0.14)	(0.54)	(0.68)	14.45
	10/31/17		11.77	0.13		2.80	2.93	(0.15)	(0.21)	(0.36)	14.34
	10/31/16	‡	12.71	0.14		(0.11)	0.03	(0.15)	(0.82)	(0.97)	11.77
Premier Class:	10/31/18		14.35	0.14		0.63	0.77	(0.13)	(0.54)	(0.67)	14.45
	10/31/17		11.77	0.13		2.80	2.93	(0.14)	(0.21)	(0.35)	14.35
	10/31/16		12.51	0.14		0.09	0.23	(0.15)	(0.82)	(0.97)	11.77
	10/31/15		12.96	0.12		0.65	0.77	(0.12)	(1.10)	(1.22)	12.51
	10/31/14		12.65	0.11		1.63	1.74	(0.12)	(1.31)	(1.43)	12.96
Retirement Class:	10/31/18		14.57	0.13		0.64	0.77	(0.11)	(0.54)	(0.65)	14.69
	10/31/17		11.95	0.12		2.84	2.96	(0.13)	(0.21)	(0.34)	14.57
	10/31/16		12.68	0.13		0.09	0.22	(0.13)	(0.82)	(0.95)	11.95
	10/31/15		13.13	0.11		0.65	0.76	(0.11)	(1.10)	(1.21)	12.68
	10/31/14		12.79	0.10		1.66	1.76	(0.11)	(1.31)	(1.42)	13.13
Retail Class:	10/31/18		18.94	0.16		0.83	0.99	(0.09)	(0.54)	(0.63)	19.30
	10/31/17		15.43	0.15		3.68	3.83	(0.11)	(0.21)	(0.32)	18.94
	10/31/16		16.08	0.16		0.13	0.29	(0.12)	(0.82)	(0.94)	15.43
	10/31/15		16.31	0.12		0.84	0.96	(0.09)	(1.10)	(1.19)	16.08
	10/31/14		15.55	0.12		2.04	2.16	(0.09)	(1.31)	(1.40)	16.31
Class W:	10/31/18	†	15.93	0.01		(1.49)	(1.48)	—	—	—	14.45

LARGE-CAP GROWTH FUND
Institutional Class:	10/31/18		20.08	0.12		2.08	2.20	(0.10)	(0.76)	(0.86)	21.42
	10/31/17		15.70	0.11		4.55	4.66	(0.09)	(0.19)	(0.28)	20.08
	10/31/16		16.37	0.08		(0.15)	(0.07)	(0.06)	(0.54)	(0.60)	15.70
	10/31/15		16.61	0.05		1.59	1.64	(0.05)	(1.83)	(1.88)	16.37
	10/31/14		15.11	0.06		2.54	2.60	(0.06)	(1.04)	(1.10)	16.61
Advisor Class:	10/31/18		20.06	0.06		2.11	2.17	(0.07)	(0.76)	(0.83)	21.40
	10/31/17		15.70	0.06		4.58	4.64	(0.09)	(0.19)	(0.28)	20.06
	10/31/16	‡	16.72	0.06		(0.48)	(0.42)	(0.06)	(0.54)	(0.60)	15.70
Premier Class:	10/31/18		20.04	0.08		2.08	2.16	(0.07)	(0.76)	(0.83)	21.37
	10/31/17		15.67	0.08		4.55	4.63	(0.07)	(0.19)	(0.26)	20.04
	10/31/16		16.35	0.06		(0.16)	(0.10)	(0.04)	(0.54)	(0.58)	15.67
	10/31/15		16.58	0.02		1.61	1.63	(0.03)	(1.83)	(1.86)	16.35
	10/31/14		15.10	0.03		2.53	2.56	(0.04)	(1.04)	(1.08)	16.58
Retirement Class:	10/31/18		19.94	0.05		2.08	2.13	(0.04)	(0.76)	(0.80)	21.27
	10/31/17		15.58	0.06		4.53	4.59	(0.04)	(0.19)	(0.23)	19.94
	10/31/16		16.28	0.03		(0.15)	(0.12)	(0.04)	(0.54)	(0.58)	15.58
	10/31/15		16.52	0.01		1.58	1.59	—	(1.83)	(1.83)	16.28
	10/31/14		15.04	0.02		2.53	2.55	(0.03)	(1.04)	(1.07)	16.52
Retail Class:	10/31/18		20.00	0.05		2.08	2.13	(0.04)	(0.76)	(0.80)	21.33
	10/31/17		15.63	0.05		4.55	4.60	(0.04)	(0.19)	(0.23)	20.00
	10/31/16		16.31	0.03		(0.16)	(0.13)	(0.01)	(0.54)	(0.55)	15.63
	10/31/15		16.55	0.00	[d]	1.59	1.59	—	(1.83)	(1.83)	16.31
	10/31/14		15.06	0.00	[d]	2.53	2.53	0.00 [d]	(1.04)	(1.04)	16.55
Class W:	10/31/18	†	23.77	0.01		(2.35)	(2.34)	—	—	—	21.43

100	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

					Ratios and supplemental data
							Ratios to average net assets
	For the period or year ended		Total return	Total return excluding payment from affiliates [u]	Net assets at end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	Net investment income (loss) excluding payment from affiliates	[u]	Portfolio turnover rate

GROWTH & INCOME FUND
Institutional Class:	10/31/18		5.61%	5.60%	$1,688,858		0.40%		0.40%		1.11%		1.11%		59%
	10/31/17		25.52	25.51	4,794,249		0.41		0.41		1.16		1.16		76
	10/31/16		2.32	2.28	3,686,969		0.42		0.42		1.36		1.31		83
	10/31/15		6.74	6.74	3,078,681		0.43		0.43		1.08		1.08		90
	10/31/14		15.48	15.48	2,893,199		0.44		0.44		1.06		1.06		98
Advisor Class:	10/31/18		5.56	5.55	437		0.50		0.50		0.98		0.97		59
	10/31/17		25.32	25.31	422		0.54		0.54		1.00		0.99		76
	10/31/16	‡	0.63 [b]	0.59 [b]	102		0.43	[c]	0.43	[c]	1.31	[c]	1.26	[c]	83
Premier Class:	10/31/18		5.52	5.51	132,573		0.55		0.55		0.94		0.93		59
	10/31/17		25.31	25.30	147,754		0.56		0.56		1.03		1.02		76
	10/31/16		2.16	2.12	139,939		0.57		0.57		1.22		1.18		83
	10/31/15		6.65	6.65	166,799		0.58		0.58		0.94		0.94		90
	10/31/14		15.30	15.30	174,273		0.59		0.59		0.92		0.92		98
Retirement Class:	10/31/18		5.39	5.38	553,819		0.65		0.65		0.83		0.83		59
	10/31/17		25.14	25.13	609,643		0.66		0.66		0.92		0.91		76
	10/31/16		2.11	2.07	538,718		0.67		0.67		1.12		1.08		83
	10/31/15		6.45	6.45	623,557		0.68		0.68		0.84		0.84		90
	10/31/14		15.26	15.26	687,630		0.69		0.69		0.82		0.82		98
Retail Class:	10/31/18		5.32	5.31	1,162,488		0.69		0.69		0.79		0.79		59
	10/31/17		25.11	25.10	1,164,448		0.70		0.70		0.87		0.86		76
	10/31/16		2.05	2.01	969,135		0.72		0.72		1.06		1.02		83
	10/31/15		6.43	6.43	997,931		0.73		0.73		0.78		0.78		90
	10/31/14		15.12	15.12	960,469		0.76		0.76		0.75		0.75		98
Class W:	10/31/18	†	(9.29)[b]	(9.29)[b]	3,027,314		0.41	[c]	0.00	[c]	0.95	[c]	0.95	[c]	59

LARGE-CAP GROWTH FUND
Institutional Class:	10/31/18		11.30	11.29	1,122,258		0.41		0.41		0.55		0.55		90
	10/31/17		30.19	30.18	3,589,896		0.43		0.43		0.60		0.60		94
	10/31/16		(0.37)	(0.40)	2,709,979		0.43		0.43		0.51		0.49		86
	10/31/15		11.14	11.14	2,518,469		0.44		0.44		0.32		0.32		80
	10/31/14		18.18	18.18	2,140,596		0.46		0.46		0.37		0.37		96
Advisor Class:	10/31/18		11.19	11.18	7,303		0.52		0.52		0.26		0.26		90
	10/31/17		30.02	30.01	2,129		0.65		0.58		0.37		0.36		94
	10/31/16	‡	(2.47)[b]	(2.50)[b]	122		0.46	[c]	0.46	[c]	0.45	[c]	0.42	[c]	86
Premier Class:	10/31/18		11.11	11.10	19,249		0.57		0.57		0.38		0.38		90
	10/31/17		30.00	29.99	44,550		0.58		0.58		0.47		0.46		94
	10/31/16		(0.55)	(0.58)	43,732		0.58		0.58		0.36		0.34		86
	10/31/15		11.06	11.06	37,977		0.59		0.59		0.14		0.14		80
	10/31/14		17.91	17.91	9,194		0.61		0.61		0.21		0.21		96
Retirement Class:	10/31/18		11.03	11.02	343,094		0.67		0.67		0.25		0.25		90
	10/31/17		29.83	29.82	229,758		0.72		0.72		0.34		0.33		94
	10/31/16		(0.71)	(0.74)	249,606		0.78		0.77		0.17		0.14		86
	10/31/15		10.83	10.83	145,672		0.70		0.70		0.07		0.07		80
	10/31/14		17.89	17.89	102,990		0.71		0.71		0.13		0.13		96
Retail Class:	10/31/18		10.97	10.96	986,875		0.72		0.72		0.22		0.21		90
	10/31/17		29.84	29.83	943,267		0.75		0.75		0.26		0.26		94
	10/31/16		(0.76)	(0.78)	629,391		0.76		0.76		0.19		0.16		86
	10/31/15		10.81	10.81	653,677		0.78		0.78		(0.01)		(0.01)		80
	10/31/14		17.75	17.75	580,569		0.81		0.81		0.02		0.02		96
Class W:	10/31/18	†	(9.84)[b]	(9.84)[b]	2,671,086		0.42	[c]	0.00	[c]	0.42	[c]	0.41	[c]	90

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	101

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized & unrealized	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period

LARGE-CAP VALUE FUND
Institutional Class:	10/31/18		$19.56	$0.33		$(0.64)	$(0.31)	$(0.28)	$(0.99)	$(1.27)	$17.98
	10/31/17		17.31	0.30		2.73	3.03	(0.33)	(0.45)	(0.78)	19.56
	10/31/16		17.59	0.31		0.62	0.93	(0.24)	(0.97)	(1.21)	17.31
	10/31/15		18.64	0.24		(0.11)	0.13	(0.33)	(0.85)	(1.18)	17.59
	10/31/14		18.13	0.33		1.65	1.98	(0.24)	(1.23)	(1.47)	18.64
Advisor Class:	10/31/18		19.54	0.32		(0.63)	(0.31)	(0.27)	(0.99)	(1.26)	17.97
	10/31/17		17.31	0.28		2.72	3.00	(0.32)	(0.45)	(0.77)	19.54
	10/31/16	‡	17.69	0.26		0.57	0.83	(0.24)	(0.97)	(1.21)	17.31
Premier Class:	10/31/18		19.50	0.30		(0.64)	(0.34)	(0.25)	(0.99)	(1.24)	17.92
	10/31/17		17.26	0.27		2.72	2.99	(0.30)	(0.45)	(0.75)	19.50
	10/31/16		17.53	0.28		0.64	0.92	(0.22)	(0.97)	(1.19)	17.26
	10/31/15		18.59	0.22		(0.13)	0.09	(0.30)	(0.85)	(1.15)	17.53
	10/31/14		18.09	0.30		1.65	1.95	(0.22)	(1.23)	(1.45)	18.59
Retirement Class:	10/31/18		19.46	0.28		(0.64)	(0.36)	(0.23)	(0.99)	(1.22)	17.88
	10/31/17		17.23	0.25		2.71	2.96	(0.28)	(0.45)	(0.73)	19.46
	10/31/16		17.50	0.26		0.64	0.90	(0.20)	(0.97)	(1.17)	17.23
	10/31/15		18.55	0.20		(0.12)	0.08	(0.28)	(0.85)	(1.13)	17.50
	10/31/14		18.05	0.29		1.64	1.93	(0.20)	(1.23)	(1.43)	18.55
Retail Class:	10/31/18		18.78	0.26		(0.61)	(0.35)	(0.22)	(0.99)	(1.21)	17.22
	10/31/17		16.66	0.23		2.61	2.84	(0.27)	(0.45)	(0.72)	18.78
	10/31/16		16.96	0.25		0.61	0.86	(0.19)	(0.97)	(1.16)	16.66
	10/31/15		18.01	0.18		(0.11)	0.07	(0.27)	(0.85)	(1.12)	16.96
	10/31/14		17.57	0.27		1.59	1.86	(0.19)	(1.23)	(1.42)	18.01
Class W:	10/31/18	†	19.54	0.02		(1.58)	(1.56)	—	—	—	17.98

MID-CAP GROWTH FUND
Institutional Class:	10/31/18		24.00	0.09		0.46	0.55	(0.13)	(2.13)	(2.26)	22.29
	10/31/17		19.07	0.14		4.89	5.03	(0.10)	—	(0.10)	24.00
	10/31/16		21.47	0.08		(0.77)	(0.69)	(0.04)	(1.67)	(1.71)	19.07
	10/31/15		24.31	0.05		0.67	0.72	(0.11)	(3.45)	(3.56)	21.47
	10/31/14		25.18	0.10		2.24	2.34	(0.06)	(3.15)	(3.21)	24.31
Advisor Class:	10/31/18		23.99	0.08		0.45	0.53	(0.11)	(2.13)	(2.24)	22.28
	10/31/17		19.07	0.12		4.90	5.02	(0.10)	—	(0.10)	23.99
	10/31/16	‡	21.70	0.07		(0.99)	(0.92)	(0.04)	(1.67)	(1.71)	19.07
Premier Class:	10/31/18		23.85	0.05		0.46	0.51	(0.09)	(2.13)	(2.22)	22.14
	10/31/17		18.95	0.11		4.86	4.97	(0.07)	—	(0.07)	23.85
	10/31/16		21.34	0.05		(0.76)	(0.71)	(0.01)	(1.67)	(1.68)	18.95
	10/31/15		24.18	0.01		0.67	0.68	(0.07)	(3.45)	(3.52)	21.34
	10/31/14		25.05	0.06		2.25	2.31	(0.03)	(3.15)	(3.18)	24.18
Retirement Class:	10/31/18		23.35	0.03		0.45	0.48	(0.07)	(2.13)	(2.20)	21.63
	10/31/17		18.55	0.08		4.77	4.85	(0.05)	—	(0.05)	23.35
	10/31/16		20.94	0.03		(0.75)	(0.72)	—	(1.67)	(1.67)	18.55
	10/31/15		23.79	(0.01)		0.66	0.65	(0.05)	(3.45)	(3.50)	20.94
	10/31/14		24.70	0.04		2.20	2.24	0.00 [d]	(3.15)	(3.15)	23.79
Retail Class:	10/31/18		23.32	0.01		0.46	0.47	(0.06)	(2.13)	(2.19)	21.60
	10/31/17		18.53	0.06		4.77	4.83	(0.04)	—	(0.04)	23.32
	10/31/16		20.93	0.02		(0.75)	(0.73)	—	(1.67)	(1.67)	18.53
	10/31/15		23.78	(0.02)		0.65	0.63	(0.03)	(3.45)	(3.48)	20.93
	10/31/14		24.71	0.02		2.20	2.22	—	(3.15)	(3.15)	23.78

102	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
							Ratios to average net assets
	For the period or year ended		Total return	Total return excluding payment from affiliates [u]	Net assets at end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	Net investment income (loss) excluding payment from affiliates	[u]	Portfolio turnover rate

LARGE-CAP VALUE FUND
Institutional Class:	10/31/18		(1.84)%	(1.85)%	$2,427,959		0.40%		0.40%		1.73%		1.73%		53%
	10/31/17		17.77	17.76	5,558,748		0.40		0.40		1.59		1.58		53
	10/31/16		6.02	5.97	4,399,435		0.41		0.39		1.86		1.81		62
	10/31/15		0.83	0.83	4,091,753		0.42		0.41		1.35		1.35		61
	10/31/14		11.78	11.78	3,734,156		0.44		0.44		1.84		1.84		49
Advisor Class:	10/31/18		(1.85)	(1.86)	171		0.46		0.45		1.66		1.65		53
	10/31/17		17.64	17.63	182		0.47		0.47		1.51		1.50		53
	10/31/16	‡	5.41 [b]	5.36 [b]	110		0.43	[c]	0.41	[c]	1.79	[c]	1.74	[c]	62
Premier Class:	10/31/18		(2.01)	(2.02)	209,131		0.55		0.55		1.56		1.56		53
	10/31/17		17.59	17.58	291,951		0.55		0.55		1.46		1.45		53
	10/31/16		5.93	5.89	284,476		0.56		0.54		1.72		1.68		62
	10/31/15		0.62	0.62	359,857		0.57		0.56		1.20		1.20		61
	10/31/14		11.59	11.59	380,387		0.59		0.59		1.70		1.70		49
Retirement Class:	10/31/18		(2.11)	(2.12)	750,194		0.65		0.65		1.46		1.46		53
	10/31/17		17.46	17.45	1,007,357		0.65		0.65		1.35		1.34		53
	10/31/16		5.80	5.75	920,779		0.66		0.64		1.61		1.57		62
	10/31/15		0.53	0.53	970,460		0.67		0.66		1.11		1.11		61
	10/31/14		11.51	11.51	1,061,428		0.69		0.69		1.62		1.62		49
Retail Class:	10/31/18		(2.13)	(2.14)	130,587		0.71		0.70		1.41		1.40		53
	10/31/17		17.35	17.34	147,343		0.72		0.71		1.29		1.28		53
	10/31/16		5.74	5.69	132,362		0.73		0.70		1.55		1.50		62
	10/31/15		0.51	0.51	133,294		0.74		0.72		1.04		1.04		61
	10/31/14		11.39	11.39	138,226		0.76		0.76		1.53		1.53		49
Class W:	10/31/18	†	(7.93)[b]	(7.93)[b]	2,706,272		0.41	[c]	0.00	[c]	1.56	[c]	1.56	[c]	53

MID-CAP GROWTH FUND
Institutional Class:	10/31/18		2.29	2.28	759,278		0.47		0.47		0.37		0.37		70
	10/31/17		26.48	26.47	912,465		0.47		0.47		0.63		0.62		71
	10/31/16		(3.22)	(3.24)	787,520		0.47		0.47		0.41		0.39		69
	10/31/15		3.61	3.61	948,072		0.47		0.47		0.20		0.20		104
	10/31/14		10.64	10.64	896,227		0.47		0.47		0.42		0.42		104
Advisor Class:	10/31/18		2.22	2.21	160		0.52		0.52		0.32		0.31		70
	10/31/17		26.41	26.40	160		0.54		0.54		0.55		0.54		71
	10/31/16	‡	(4.26)[b]	(4.28)[b]	98		0.49	[c]	0.49	[c]	0.39	[c]	0.36	[c]	69
Premier Class:	10/31/18		2.13	2.12	71,504		0.62		0.62		0.22		0.22		70
	10/31/17		26.30	26.29	94,517		0.62		0.62		0.50		0.49		71
	10/31/16		(3.35)	(3.37)	107,194		0.62		0.62		0.27		0.25		69
	10/31/15		3.44	3.44	136,135		0.62		0.62		0.05		0.05		104
	10/31/14		10.48	10.48	141,798		0.62		0.62		0.27		0.27		104
Retirement Class:	10/31/18		2.04	2.03	352,638		0.72		0.72		0.12		0.11		70
	10/31/17		26.20	26.19	401,947		0.72		0.72		0.39		0.38		71
	10/31/16		(3.48)	(3.50)	367,160		0.72		0.72		0.16		0.14		69
	10/31/15		3.32	3.32	470,864		0.72		0.72		(0.04)		(0.04)		104
	10/31/14		10.40	10.40	510,331		0.72		0.72		0.17		0.17		104
Retail Class:	10/31/18		1.99	1.98	179,846		0.77		0.77		0.06		0.05		70
	10/31/17		26.10	26.09	181,568		0.80		0.80		0.30		0.29		71
	10/31/16		(3.54)	(3.56)	154,928		0.78		0.78		0.10		0.08		69
	10/31/15		3.27	3.27	180,387		0.78		0.78		(0.11)		(0.11)		104
	10/31/14		10.29	10.29	181,627		0.79		0.79		0.10		0.10		104

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	103

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		& unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

MID-CAP VALUE FUND
Institutional Class:	10/31/18		$24.81	$0.39		$(0.83)	$(0.44)	$(0.40)	$(1.67)	$(2.07)	$22.30
	10/31/17		22.16	0.37		3.34	3.71	(0.41)	(0.65)	(1.06)	24.81
	10/31/16		23.57	0.37		0.61	0.98	(0.33)	(2.06)	(2.39)	22.16
	10/31/15		24.98	0.33		(0.27)	0.06	(0.35)	(1.12)	(1.47)	23.57
	10/31/14		23.44	0.33		2.92	3.25	(0.29)	(1.42)	(1.71)	24.98
Advisor Class:	10/31/18		24.77	0.36		(0.81)	(0.45)	(0.37)	(1.67)	(2.04)	22.28
	10/31/17		22.15	0.32		3.35	3.67	(0.40)	(0.65)	(1.05)	24.77
	10/31/16	‡	23.48	0.31		0.75	1.06	(0.33)	(2.06)	(2.39)	22.15
Premier Class:	10/31/18		24.73	0.35		(0.81)	(0.46)	(0.36)	(1.67)	(2.03)	22.24
	10/31/17		22.10	0.34		3.31	3.65	(0.37)	(0.65)	(1.02)	24.73
	10/31/16		23.51	0.34		0.61	0.95	(0.30)	(2.06)	(2.36)	22.10
	10/31/15		24.91	0.29		(0.26)	0.03	(0.31)	(1.12)	(1.43)	23.51
	10/31/14		23.38	0.30		2.91	3.21	(0.26)	(1.42)	(1.68)	24.91
Retirement Class:	10/31/18		24.63	0.32		(0.81)	(0.49)	(0.33)	(1.67)	(2.00)	22.14
	10/31/17		22.01	0.31		3.31	3.62	(0.35)	(0.65)	(1.00)	24.63
	10/31/16		23.41	0.32		0.61	0.93	(0.27)	(2.06)	(2.33)	22.01
	10/31/15		24.81	0.27		(0.28)	(0.01)	(0.27)	(1.12)	(1.39)	23.41
	10/31/14		23.29	0.27		2.91	3.18	(0.24)	(1.42)	(1.66)	24.81
Retail Class:	10/31/18		24.19	0.31		(0.81)	(0.50)	(0.32)	(1.67)	(1.99)	21.70
	10/31/17		21.63	0.29		3.26	3.55	(0.34)	(0.65)	(0.99)	24.19
	10/31/16		23.05	0.30		0.60	0.90	(0.26)	(2.06)	(2.32)	21.63
	10/31/15		24.46	0.25		(0.26)	(0.01)	(0.28)	(1.12)	(1.40)	23.05
	10/31/14		22.98	0.25		2.86	3.11	(0.21)	(1.42)	(1.63)	24.46

QUANT LARGE-CAP GROWTH FUND
Institutional Class:	10/31/18		13.90	0.16		1.10	1.26	(0.16)	(0.74)	(0.90)	14.26
	10/31/17		11.14	0.16		3.07	3.23	(0.18)	(0.29)	(0.47)	13.90
	10/31/16		12.12	0.16		0.10	0.26	(0.13)	(1.11)	(1.24)	11.14
	10/31/15		12.19	0.12		0.98	1.10	(0.14)	(1.03)	(1.17)	12.12
	10/31/14		11.53	0.14		1.44	1.58	(0.12)	(0.80)	(0.92)	12.19
Advisor Class:	10/31/18		13.89	0.15		1.11	1.26	(0.15)	(0.74)	(0.89)	14.26
	10/31/17		11.14	0.14		3.08	3.22	(0.18)	(0.29)	(0.47)	13.89
	10/31/16	‡	12.28	0.14		(0.04)	0.10	(0.13)	(1.11)	(1.24)	11.14
Class W:	10/31/18	†	15.65	0.01		(1.40)	(1.39)	—	—	—	14.26

QUANT LARGE-CAP VALUE FUND
Institutional Class:	10/31/18		10.57	0.24		(0.08)	0.16	(0.21)	(0.48)	(0.69)	10.04
	10/31/17		9.61	0.20		1.48	1.68	(0.22)	(0.50)	(0.72)	10.57
	10/31/16		10.12	0.21		0.14	0.35	(0.23)	(0.63)	(0.86)	9.61
	10/31/15		11.18	0.23		(0.11)	0.12	(0.18)	(1.00)	(1.18)	10.12
	10/31/14		10.64	0.17		1.23	1.40	(0.16)	(0.70)	(0.86)	11.18
Advisor Class:	10/31/18		10.56	0.19		(0.05)	0.14	(0.20)	(0.48)	(0.68)	10.02
	10/31/17		9.61	0.20		1.47	1.67	(0.22)	(0.50)	(0.72)	10.56
	10/31/16	‡	10.18	0.20		0.09	0.29	(0.23)	(0.63)	(0.86)	9.61
Class W:	10/31/18	†	10.64	0.01		(0.60)	(0.59)	—	—	—	10.05

104	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
							Ratios to average net assets
	For the period or year ended		Total return	Total return excluding payment from affiliates [u]	Net assets at end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	Net investment income (loss) excluding payment from affiliates	[u]	Portfolio turnover rate

MID-CAP VALUE FUND
Institutional Class:	10/31/18		(2.12)%	(2.13)%	$2,312,195		0.42%		0.39%		1.62%		1.62%		25%
	10/31/17		17.03	17.03	2,926,270		0.41		0.39		1.57		1.56		26
	10/31/16		5.21	5.17	3,225,705		0.41		0.37		1.74		1.70		43
	10/31/15		0.27	0.27	3,357,973		0.42		0.39		1.34		1.34		39
	10/31/14		14.91	14.91	3,186,049		0.44		0.43		1.37		1.37		28
Advisor Class:	10/31/18		(2.17)	(2.18)	372		0.51		0.48		1.53		1.52		25
	10/31/17		16.87	16.87	330		0.56		0.53		1.35		1.35		26
	10/31/16	‡	5.56 [b]	5.52 [b]	141		0.43	[c]	0.40	[c]	1.63	[c]	1.58	[c]	43
Premier Class:	10/31/18		(2.21)	(2.22)	207,370		0.57		0.54		1.46		1.45		25
	10/31/17		16.81	16.81	320,095		0.56		0.54		1.42		1.41		26
	10/31/16		5.09	5.05	368,739		0.56		0.52		1.61		1.57		43
	10/31/15		0.10	0.10	394,843		0.57		0.54		1.20		1.20		39
	10/31/14		14.73	14.73	424,326		0.59		0.58		1.27		1.27		28
Retirement Class:	10/31/18		(2.33)	(2.34)	716,431		0.67		0.64		1.37		1.36		25
	10/31/17		16.73	16.73	978,517		0.66		0.64		1.30		1.30		26
	10/31/16		4.97	4.93	1,031,502		0.66		0.62		1.49		1.46		43
	10/31/15		0.00	0.00	1,096,242		0.67		0.64		1.10		1.10		39
	10/31/14		14.62	14.62	1,244,449		0.69		0.68		1.16		1.16		28
Retail Class:	10/31/18		(2.40)	(2.41)	243,079		0.72		0.69		1.32		1.31		25
	10/31/17		16.70	16.70	286,550		0.71		0.68		1.25		1.25		26
	10/31/16		4.90	4.86	276,022		0.71		0.67		1.45		1.41		43
	10/31/15		(0.02)	(0.02)	296,484		0.71		0.69		1.05		1.05		39
	10/31/14		14.52	14.52	308,362		0.75		0.74		1.08		1.08		28

QUANT LARGE-CAP GROWTH FUND
Institutional Class:	10/31/18		9.45	9.45	166,416		0.32		0.30		1.12		1.12		84
	10/31/17		29.96	29.96	2,578,820		0.33		0.33		1.27		1.27		91
	10/31/16		2.68	2.68	2,047,308		0.34		0.34		1.44		1.44		121
	10/31/15		10.08	10.08	2,008,644		0.34		0.34		1.06		1.06		112
	10/31/14		14.75	14.75	1,785,221		0.35		0.35		1.22		1.22		105
Advisor Class:	10/31/18		9.47	9.47	1,551		0.43		0.41		1.04		1.04		84
	10/31/17		29.86	29.86	891		0.43		0.42		1.10		1.10		91
	10/31/16	‡	1.32 [b]	1.32 [b]	103		0.36	[c]	0.36	[c]	1.38	[c]	1.38	[c]	121
Class W:	10/31/18	†	(8.88)[b]	(8.88)[b]	2,358,591		0.32	[c]	0.00	[c]	0.74	[c]	0.74	[c]	84

QUANT LARGE-CAP VALUE FUND
Institutional Class:	10/31/18		1.36	1.36	119,598		0.32		0.30		2.28		2.28		84
	10/31/17		18.04	18.04	2,476,119		0.33		0.33		2.03		2.03		99
	10/31/16		4.10	4.10	2,031,032		0.34		0.34		2.24		2.24		149
	10/31/15		1.34	1.34	1,894,653		0.35		0.35		2.26		2.26		89
	10/31/14		14.29	14.29	1,723,933		0.35		0.35		1.63		1.63		91
Advisor Class:	10/31/18		1.18	1.18	5,706		0.39		0.37		1.88		1.88		84
	10/31/17		17.92	17.92	135		0.40		0.40		1.96		1.96		99
	10/31/16	‡	3.47 [b]	3.47 [b]	106		0.36	[c]	0.36	[c]	2.38	[c]	2.38	[c]	149
Class W:	10/31/18	†	(5.55)[b]	(5.55)[b]	2,415,023		0.32	[c]	0.00	[c]	1.65	[c]	1.65	[c]	84

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	105

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		& unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

QUANT SMALL-CAP EQUITY FUND
Institutional Class:	10/31/18		$20.69	$0.14		$ 0.06	$ 0.20	$(0.16)	$(1.96)	$(2.12)	$18.77
	10/31/17		16.64	0.16		4.53	4.69	(0.17)	(0.47)	(0.64)	20.69
	10/31/16		17.62	0.16		0.22	0.38	(0.13)	(1.23)	(1.36)	16.64
	10/31/15		19.70	0.13		0.55	0.68	(0.14)	(2.62)	(2.76)	17.62
	10/31/14		19.79	0.15		1.53	1.68	(0.16)	(1.61)	(1.77)	19.70
Advisor Class:	10/31/18		20.67	0.11		0.08	0.19	(0.15)	(1.96)	(2.11)	18.75
	10/31/17		16.63	0.13		4.55	4.68	(0.17)	(0.47)	(0.64)	20.67
	10/31/16	‡	18.05	0.10		(0.16)	(0.06)	(0.13)	(1.23)	(1.36)	16.63
Premier Class:	10/31/18		20.57	0.10		0.06	0.16	(0.13)	(1.96)	(2.09)	18.64
	10/31/17		16.54	0.13		4.52	4.65	(0.15)	(0.47)	(0.62)	20.57
	10/31/16		17.53	0.14		0.21	0.35	(0.11)	(1.23)	(1.34)	16.54
	10/31/15		19.62	0.11		0.55	0.66	(0.13)	(2.62)	(2.75)	17.53
	10/31/14		19.74	0.13		1.51	1.64	(0.15)	(1.61)	(1.76)	19.62
Retirement Class:	10/31/18		20.20	0.08		0.06	0.14	(0.11)	(1.96)	(2.07)	18.27
	10/31/17		16.26	0.11		4.43	4.54	(0.13)	(0.47)	(0.60)	20.20
	10/31/16		17.25	0.12		0.21	0.33	(0.09)	(1.23)	(1.32)	16.26
	10/31/15		19.36	0.09		0.54	0.63	(0.12)	(2.62)	(2.74)	17.25
	10/31/14		19.51	0.11		1.49	1.60	(0.14)	(1.61)	(1.75)	19.36
Retail Class:	10/31/18		20.00	0.07		0.07	0.14	(0.10)	(1.96)	(2.06)	18.08
	10/31/17		16.11	0.10		4.39	4.49	(0.13)	(0.47)	(0.60)	20.00
	10/31/16		17.10	0.11		0.21	0.32	(0.08)	(1.23)	(1.31)	16.11
	10/31/15		19.22	0.07		0.54	0.61	(0.11)	(2.62)	(2.73)	17.10
	10/31/14		19.39	0.09		1.48	1.57	(0.13)	(1.61)	(1.74)	19.22
Class W:	10/31/18	†	20.86	(0.00)[d]		(2.09)	(2.09)	—	—	—	18.77

QUANT SMALL/MID-CAP EQUITY FUND
Institutional Class:	10/31/18		12.38	0.13		0.60	0.73	(0.13)	(0.55)	(0.68)	12.43
	10/31/17		9.63	0.10		2.67	2.77	(0.02)	—	(0.02)	12.38
	10/31/16	§	10.00	0.00	[d]	(0.37)	(0.37)	—	—	—	9.63
Advisor Class:	10/31/18		12.37	0.07		0.68	0.75	(0.13)	(0.55)	(0.68)	12.44
	10/31/17		9.62	0.10		2.67	2.77	(0.02)	—	(0.02)	12.37
	10/31/16	§	10.00	0.02		(0.40)	(0.38)	—	—	—	9.62
Premier Class:	10/31/18		12.36	0.09		0.62	0.71	(0.11)	(0.55)	(0.66)	12.41
	10/31/17		9.62	0.08		2.68	2.76	(0.02)	—	(0.02)	12.36
	10/31/16	§	10.00	0.02		(0.40)	(0.38)	—	—	—	9.62
Retirement Class:	10/31/18		12.34	0.07		0.63	0.70	(0.10)	(0.55)	(0.65)	12.39
	10/31/17		9.62	0.06		2.68	2.74	(0.02)	—	(0.02)	12.34
	10/31/16	§	10.00	0.01		(0.39)	(0.38)	—	—	—	9.62
Retail Class:	10/31/18		12.32	0.06		0.63	0.69	(0.09)	(0.55)	(0.64)	12.37
	10/31/17		9.62	0.05		2.66	2.71	(0.01)	—	(0.01)	12.32
	10/31/16	§	10.00	0.01		(0.39)	(0.38)	—	—	—	9.62
Class W:	10/31/18	†	13.81	(0.00)[d]		(1.37)	(1.37)	—	—	—	12.44

106	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

				Ratios and supplemental data
	For the
	period			Net assets at		Ratios to average net assets						Portfolio
	or year			end of period		Gross		Net		Net investment		turnover
	ended		Total return	(in thousands	)	expenses		expenses		income (loss	)	rate

QUANT SMALL-CAP EQUITY FUND
Institutional Class:	10/31/18		0.85%	$1,728,014		0.41%		0.40%		0.69%		87%
	10/31/17		28.64	2,804,889		0.41		0.41		0.82		81
	10/31/16		2.59	2,102,479		0.42		0.42		1.01		86
	10/31/15		4.32	2,050,241		0.42		0.42		0.73		89
	10/31/14		9.40	1,831,047		0.45		0.44		0.81		94
Advisor Class:	10/31/18		0.84	2,770		0.48		0.47		0.58		87
	10/31/17		28.51	2,611		0.48		0.48		0.70		81
	10/31/16	‡	0.07 [b]	508		0.47	[c]	0.47	[c]	0.67	[c]	86
Premier Class:	10/31/18		0.68	152,816		0.56		0.55		0.51		87
	10/31/17		28.46	180,112		0.56		0.56		0.70		81
	10/31/16		2.38	171,546		0.57		0.57		0.91		86
	10/31/15		4.19	182,699		0.57		0.57		0.60		89
	10/31/14		9.19	188,209		0.60		0.59		0.69		94
Retirement Class:	10/31/18		0.60	527,678		0.66		0.65		0.40		87
	10/31/17		28.29	641,915		0.66		0.66		0.58		81
	10/31/16		2.30	541,420		0.67		0.67		0.77		86
	10/31/15		4.09	545,870		0.67		0.67		0.49		89
	10/31/14		9.08	527,052		0.70		0.69		0.57		94
Retail Class:	10/31/18		0.62	146,385		0.71		0.67		0.38		87
	10/31/17		28.19	169,753		0.71		0.71		0.53		81
	10/31/16		2.26	125,084		0.73		0.73		0.69		86
	10/31/15		4.01	110,670		0.75		0.75		0.42		89
	10/31/14		8.98	104,321		0.79		0.78		0.48		94
Class W:	10/31/18	†	(10.02)[b]	794,946		0.41	[c]	0.00	[c]	(0.30)[c]		87

QUANT SMALL/MID-CAP EQUITY FUND
Institutional Class:	10/31/18		6.02	34,106		0.50		0.50		1.01		64
	10/31/17		28.83	666,876		0.50		0.50		0.86		84
	10/31/16	§	(3.70)[b]	370,391		1.58	[c]	0.53	[c]	0.18	[c]	2	[b]
Advisor Class:	10/31/18		6.19	1,789		0.57		0.57		0.54		64
	10/31/17		28.81	1,290		0.50		0.50		0.87		84
	10/31/16	§	(3.80)[b]	967		2.08	[c]	0.68	[c]	0.64	[c]	2	[b]
Premier Class:	10/31/18		5.89	1,241		0.66		0.66		0.74		64
	10/31/17		28.68	1,236		0.64		0.64		0.73		84
	10/31/16	§	(3.80)[b]	962		2.27	[c]	0.68	[c]	0.64	[c]	2	[b]
Retirement Class:	10/31/18		5.83	10,728		0.76		0.76		0.57		64
	10/31/17		28.47	4,945		0.75		0.75		0.57		84
	10/31/16	§	(3.80)[b]	1,165		2.35	[c]	0.78	[c]	0.52	[c]	2	[b]
Retail Class:	10/31/18		5.77	5,699		0.88		0.87		0.48		64
	10/31/17		28.21	3,291		0.88		0.88		0.44		84
	10/31/16	§	(3.80)[b]	1,127		3.15	[c]	0.92	[c]	0.38	[c]	2	[b]
Class W:	10/31/18	†	(9.92)[b]	593,204		0.52	[c]	0.00	[c]	(0.12)[c]		64

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	107

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		& unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

SOCIAL CHOICE EQUITY FUND
Institutional Class:	10/31/18		$19.19	$0.33		$ 0.65	$ 0.98	$(0.31)	$(0.46)	$(0.77)	$19.40
	10/31/17		16.55	0.33		3.44	3.77	(0.39)	(0.74)	(1.13)	19.19
	10/31/16		16.71	0.33		0.36	0.69	(0.30)	(0.55)	(0.85)	16.55
	10/31/15		16.91	0.30		(0.07)	0.23	(0.24)	(0.19)	(0.43)	16.71
	10/31/14		15.08	0.27		1.92	2.19	(0.22)	(0.14)	(0.36)	16.91
Advisor Class:	10/31/18		19.18	0.33		0.64	0.97	(0.30)	(0.46)	(0.76)	19.39
	10/31/17		16.54	0.31		3.46	3.77	(0.39)	(0.74)	(1.13)	19.18
	10/31/16	‡	16.78	0.29		0.32	0.61	(0.30)	(0.55)	(0.85)	16.54
Premier Class:	10/31/18		19.11	0.30		0.66	0.96	(0.28)	(0.46)	(0.74)	19.33
	10/31/17		16.49	0.31		3.42	3.73	(0.37)	(0.74)	(1.11)	19.11
	10/31/16		16.65	0.31		0.35	0.66	(0.27)	(0.55)	(0.82)	16.49
	10/31/15		16.86	0.28		(0.08)	0.20	(0.22)	(0.19)	(0.41)	16.65
	10/31/14		15.03	0.25		1.91	2.16	(0.19)	(0.14)	(0.33)	16.86
Retirement Class:	10/31/18		19.44	0.29		0.66	0.95	(0.26)	(0.46)	(0.72)	19.67
	10/31/17		16.75	0.29		3.49	3.78	(0.35)	(0.74)	(1.09)	19.44
	10/31/16		16.90	0.30		0.35	0.65	(0.25)	(0.55)	(0.80)	16.75
	10/31/15		17.10	0.26		(0.08)	0.18	(0.19)	(0.19)	(0.38)	16.90
	10/31/14		15.24	0.24		1.94	2.18	(0.18)	(0.14)	(0.32)	17.10
Retail Class:	10/31/18		17.28	0.25		0.59	0.84	(0.26)	(0.46)	(0.72)	17.40
	10/31/17		14.98	0.26		3.10	3.36	(0.32)	(0.74)	(1.06)	17.28
	10/31/16		15.21	0.27		0.31	0.58	(0.26)	(0.55)	(0.81)	14.98
	10/31/15		15.45	0.24		(0.08)	0.16	(0.21)	(0.19)	(0.40)	15.21
	10/31/14		13.80	0.21		1.76	1.97	(0.18)	(0.14)	(0.32)	15.45

SOCIAL CHOICE LOW CARBON EQUITY FUND
Institutional Class:	10/31/18		12.50	0.20		0.36	0.56	(0.17)	(0.12)	(0.29)	12.77
	10/31/17		10.35	0.20		2.27	2.47	(0.24)	(0.08)	(0.32)	12.50
	10/31/16		9.92	0.23		0.25	0.48	(0.05)	(0.00)[d]	(0.05)	10.35
	10/31/15	^	10.00	0.03		(0.11)	(0.08)	—	—	—	9.92
Advisor Class:	10/31/18		12.49	0.18		0.38	0.56	(0.16)	(0.12)	(0.28)	12.77
	10/31/17		10.35	0.19		2.27	2.46	(0.24)	(0.08)	(0.32)	12.49
	10/31/16	‡	10.01	0.21		0.18	0.39	(0.05)	(0.00)[d]	(0.05)	10.35
Premier Class:	10/31/18		12.51	0.18		0.38	0.56	(0.16)	(0.12)	(0.28)	12.79
	10/31/17		10.34	0.18		2.27	2.45	(0.20)	(0.08)	(0.28)	12.51
	10/31/16		9.92	0.19		0.28	0.47	(0.05)	(0.00)[d]	(0.05)	10.34
	10/31/15	^	10.00	0.03		(0.11)	(0.08)	—	—	—	9.92
Retirement Class:	10/31/18		12.46	0.16		0.37	0.53	(0.15)	(0.12)	(0.27)	12.72
	10/31/17		10.33	0.18		2.25	2.43	(0.22)	(0.08)	(0.30)	12.46
	10/31/16		9.91	0.23		0.24	0.47	(0.05)	(0.00)[d]	(0.05)	10.33
	10/31/15	^	10.00	0.03		(0.12)	(0.09)	—	—	—	9.91
Retail Class:	10/31/18		12.46	0.15		0.38	0.53	(0.15)	(0.12)	(0.27)	12.72
	10/31/17		10.33	0.17		2.25	2.42	(0.21)	(0.08)	(0.29)	12.46
	10/31/16		9.91	0.20		0.26	0.46	(0.04)	(0.00)[d]	(0.04)	10.33
	10/31/15	^	10.00	0.03		(0.12)	(0.09)	—	—	—	9.91

108	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

				Ratios and supplemental data
	For the
	period			Net assets at		Ratios to average net assets						Portfolio
	or year			end of period		Gross		Net		Net investment		turnover
	ended		Total return	(in thousands	)	expenses		expenses		income (loss	)	rate

SOCIAL CHOICE EQUITY FUND
Institutional Class:	10/31/18		5.17%	$2,595,050		0.17%		0.17%		1.69%		29%
	10/31/17		23.79	1,908,430		0.18		0.18		1.87		14
	10/31/16		4.52	1,443,910		0.19		0.19		2.08		16
	10/31/15		1.42	1,365,668		0.18		0.18		1.80		17
	10/31/14		14.82	1,284,871		0.18		0.18		1.72		7
Advisor Class:	10/31/18		5.15	12,595		0.22		0.22		1.64		29
	10/31/17		23.79	8,718		0.21		0.21		1.74		14
	10/31/16	‡	4.01 [b]	159		0.21	[c]	0.21	[c]	2.02	[c]	16
Premier Class:	10/31/18		5.07	91,623		0.33		0.33		1.54		29
	10/31/17		23.58	70,679		0.33		0.33		1.75		14
	10/31/16		4.37	80,487		0.34		0.34		1.93		16
	10/31/15		1.22	77,865		0.32		0.32		1.66		17
	10/31/14		14.70	95,987		0.33		0.33		1.58		7
Retirement Class:	10/31/18		4.96	476,339		0.42		0.42		1.44		29
	10/31/17		23.50	393,452		0.43		0.43		1.63		14
	10/31/16		4.23	329,659		0.44		0.44		1.83		16
	10/31/15		1.13	342,134		0.43		0.43		1.56		17
	10/31/14		14.59	387,327		0.43		0.43		1.48		7
Retail Class:	10/31/18		4.93	447,785		0.45		0.45		1.42		29
	10/31/17		23.46	464,729		0.46		0.46		1.60		14
	10/31/16		4.20	427,545		0.46		0.46		1.83		16
	10/31/15		1.12	915,697		0.44		0.44		1.54		17
	10/31/14		14.58	917,583		0.46		0.46		1.42		7

SOCIAL CHOICE LOW CARBON EQUITY FUND
Institutional Class:	10/31/18		4.54	77,376		0.53		0.32		1.50		45
	10/31/17		24.33	62,732		0.62		0.32		1.72		16
	10/31/16		4.92	36,694		0.65		0.32		2.31		83
	10/31/15	^	(0.80)[b]	28,426		3.77	[c]	0.32	[c]	1.57	[c]	1	[b]
Advisor Class:	10/31/18		4.54	344		0.62		0.41		1.40		45
	10/31/17		24.21	190		0.71		0.40		1.66		16
	10/31/16	‡	3.94 [b]	117		0.67	[c]	0.34	[c]	2.37	[c]	83
Premier Class:	10/31/18		4.46	714		0.69		0.47		1.34		45
	10/31/17		24.12	492		0.79		0.47		1.60		16
	10/31/16		4.76	353		0.82		0.47		1.92		83
	10/31/15	^	(0.80)[b]	992		4.52	[c]	0.47	[c]	1.47	[c]	1	[b]
Retirement Class:	10/31/18		4.26	22,392		0.78		0.57		1.24		45
	10/31/17		23.99	17,728		0.87		0.57		1.57		16
	10/31/16		4.75	6,575		0.91		0.57		2.29		83
	10/31/15	^	(0.90)[b]	2,034		4.38	[c]	0.57	[c]	1.35	[c]	1	[b]
Retail Class:	10/31/18		4.23	11,882		0.85		0.64		1.17		45
	10/31/17		23.81	7,983		0.97		0.67		1.45		16
	10/31/16		4.69	2,575		0.97		0.65		2.05		83
	10/31/15	^	(0.90)[b]	1,513		4.72	[c]	0.71	[c]	1.22	[c]	1	[b]

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	109

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		& unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

EMERGING MARKETS EQUITY FUND
Institutional Class:	10/31/18		$12.87	$0.11		$(2.38)	$(2.27)	$(0.10)	$(0.45)	$(0.55)	$10.05
	10/31/17		9.66	0.11		3.18	3.29	(0.08)	—	(0.08)	12.87
	10/31/16		9.07	0.10		0.58	0.68	(0.09)	—	(0.09)	9.66
	10/31/15		10.78	0.12		(1.70)	(1.58)	(0.13)	—	(0.13)	9.07
	10/31/14		11.17	0.12		(0.43)	(0.31)	(0.08)	—	(0.08)	10.78
Advisor Class:	10/31/18		12.86	0.04		(2.31)	(2.27)	(0.09)	(0.45)	(0.54)	10.05
	10/31/17		9.65	0.11		3.18	3.29	(0.08)	—	(0.08)	12.86
	10/31/16	‡	8.87	0.10		0.77	0.87	(0.09)	—	(0.09)	9.65
Premier Class:	10/31/18		12.85	0.09		(2.38)	(2.29)	(0.07)	(0.45)	(0.52)	10.04
	10/31/17		9.65	0.11		3.16	3.27	(0.07)	—	(0.07)	12.85
	10/31/16		9.06	0.09		0.57	0.66	(0.07)	—	(0.07)	9.65
	10/31/15		10.77	0.12		(1.71)	(1.59)	(0.12)	—	(0.12)	9.06
	10/31/14		11.16	0.10		(0.43)	(0.33)	(0.06)	—	(0.06)	10.77
Retirement Class:	10/31/18		12.82	0.08		(2.37)	(2.29)	(0.08)	(0.45)	(0.53)	10.00
	10/31/17		9.62	0.08		3.18	3.26	(0.06)	—	(0.06)	12.82
	10/31/16		9.03	0.08		0.57	0.65	(0.06)	—	(0.06)	9.62
	10/31/15		10.73	0.11		(1.70)	(1.59)	(0.11)	—	(0.11)	9.03
	10/31/14		11.12	0.09		(0.43)	(0.34)	(0.05)	—	(0.05)	10.73
Retail Class:	10/31/18		12.83	0.06		(2.37)	(2.31)	(0.07)	(0.45)	(0.52)	10.00
	10/31/17		9.62	0.07		3.19	3.26	(0.05)	—	(0.05)	12.83
	10/31/16		9.02	0.06		0.58	0.64	(0.04)	—	(0.04)	9.62
	10/31/15		10.72	0.08		(1.69)	(1.61)	(0.09)	—	(0.09)	9.02
	10/31/14		11.11	0.08		(0.43)	(0.35)	(0.04)	—	(0.04)	10.72
Class W:	10/31/18	†	10.77	0.01		(0.72)	(0.71)	—	—	—	10.06

INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/18		13.24	0.26		(1.94)	(1.68)	(0.15)	(0.17)	(0.32)	11.24
	10/31/17		10.59	0.17		2.64	2.81	(0.16)	—	(0.16)	13.24
	10/31/16		10.97	0.16		(0.41)	(0.25)	(0.13)	—	(0.13)	10.59
	10/31/15		10.81	0.18		0.13	0.31	(0.15)	—	(0.15)	10.97
	10/31/14		11.50	0.17		(0.67)	(0.50)	(0.19)	—	(0.19)	10.81
Advisor Class:	10/31/18		13.24	0.23		(1.93)	(1.70)	(0.14)	(0.17)	(0.31)	11.23
	10/31/17		10.59	0.03		2.77	2.80	(0.15)	—	(0.15)	13.24
	10/31/16	‡	10.80	0.16		(0.24)	(0.08)	(0.13)	—	(0.13)	10.59
Premier Class:	10/31/18		13.21	0.23		(1.93)	(1.70)	(0.13)	(0.17)	(0.30)	11.21
	10/31/17		10.56	0.16		2.63	2.79	(0.14)	—	(0.14)	13.21
	10/31/16		10.94	0.14		(0.40)	(0.26)	(0.12)	—	(0.12)	10.56
	10/31/15		10.78	0.15		0.15	0.30	(0.14)	—	(0.14)	10.94
	10/31/14		11.46	0.16		(0.67)	(0.51)	(0.17)	—	(0.17)	10.78
Retirement Class:	10/31/18		13.69	0.23		(2.01)	(1.78)	(0.11)	(0.17)	(0.28)	11.63
	10/31/17		10.94	0.15		2.73	2.88	(0.13)	—	(0.13)	13.69
	10/31/16		11.33	0.14		(0.43)	(0.29)	(0.10)	—	(0.10)	10.94
	10/31/15		11.15	0.16		0.14	0.30	(0.12)	—	(0.12)	11.33
	10/31/14		11.85	0.15		(0.69)	(0.54)	(0.16)	—	(0.16)	11.15
Retail Class:	10/31/18		8.84	0.14		(1.28)	(1.14)	(0.11)	(0.17)	(0.28)	7.42
	10/31/17		7.11	0.10		1.76	1.86	(0.13)	—	(0.13)	8.84
	10/31/16		7.43	0.10		(0.30)	(0.20)	(0.12)	—	(0.12)	7.11
	10/31/15		7.36	0.10		0.10	0.20	(0.13)	—	(0.13)	7.43
	10/31/14		7.89	0.09		(0.46)	(0.37)	(0.16)	—	(0.16)	7.36
Class W:	10/31/18	†	12.32	0.01		(1.08)	(1.07)	—	—	—	11.25

110	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
							Ratios to average net assets
				Total									Net investment
	For the			return									income (loss	)
	period			excluding	Net assets at						Net		excluding		Portfolio
	or year		Total	payment from	end of period		Gross		Net		investment		payment from		turnover
	ended		return	affiliates [u]	(in thousands	)	expenses		expenses		income (loss	)	affiliates	[u]	rate

EMERGING MARKETS EQUITY FUND
Institutional Class:	10/31/18		(18.47)%	(18.48)%	$ 239,932		0.91%		0.91%		0.93%			0.93%	127%
	10/31/17		34.55	34.54	1,334,540		0.92		0.92		1.03		1.01		152
	10/31/16		7.73	7.60	1,067,866		0.94		0.94		1.12		0.99		195
	10/31/15		(14.85)	(14.85)	918,839		0.94		0.94		1.17		1.17		114
	10/31/14		(2.79)	(2.79)	850,536		0.95		0.95		1.10		1.10		104
Advisor Class:	10/31/18		(18.48)	(18.49)	138		0.96		0.96		0.30		0.30		127
	10/31/17		34.45	34.44	848		0.99		0.99		0.97		0.96		152
	10/31/16	‡	9.91 [b]	9.77 [b]	115		0.96	[c]	0.96	[c]	1.30	[c]	1.14	[c]	195
Premier Class:	10/31/18		(18.63)	(18.64)	8,057		1.06		1.06		0.70		0.70		127
	10/31/17		34.32	34.31	11,035		1.07		1.07		1.03		1.01		152
	10/31/16		7.57	7.42	15,890		1.09		1.09		1.01		0.86		195
	10/31/15		(14.98)	(14.98)	9,408		1.09		1.09		1.21		1.21		114
	10/31/14		(2.91)	(2.91)	4,906		1.10		1.10		0.95		0.95		104
Retirement Class:	10/31/18		(18.63)	(18.64)	88,764		1.16		1.13		0.67		0.66		127
	10/31/17		34.14	34.13	79,596		1.17		1.17		0.73		0.72		152
	10/31/16		7.47	7.34	26,946		1.19		1.19		0.86		0.74		195
	10/31/15		(15.03)	(15.03)	29,332		1.19		1.19		1.07		1.07		114
	10/31/14		(3.05)	(3.05)	17,678		1.20		1.20		0.84		0.84		104
Retail Class:	10/31/18		(18.78)	(18.79)	7,636		1.27		1.27		0.50		0.49		127
	10/31/17		34.04	34.03	12,675		1.30		1.30		0.62		0.61		152
	10/31/16		7.21	7.08	4,460		1.36		1.34		0.72		0.59		195
	10/31/15		(15.10)	(15.10)	4,560		1.31		1.31		0.80		0.80		114
	10/31/14		(3.19)	(3.19)	6,352		1.33		1.33		0.70		0.70		104
Class W:	10/31/18	†	(6.59)[b]	(6.59)[b]	1,081,436		0.91	[c]	0.00	[c]	0.91	[c]	0.90	[c]	127

INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/18		(13.04)	(13.05)	1,892,458		0.48		0.48		1.99		1.98		73
	10/31/17		26.88	26.87	3,591,186		0.49		0.49		1.46		1.45		112
	10/31/16		(2.21)	(2.28)	2,808,919		0.49		0.48		1.57		1.50		95
	10/31/15		2.97	2.97	2,823,880		0.49		0.49		1.60		1.60		71
	10/31/14		(4.43)	(4.43)	2,398,855		0.51		0.51		1.51		1.51		85
Advisor Class:	10/31/18		(13.16)	(13.17)	196,238		0.61		0.61		1.79		1.79		73
	10/31/17		26.86	26.86	248,286		0.67		0.64		0.24		0.23		112
	10/31/16	‡	(0.68)[b]	(0.76)[b]	104		0.51	[c]	0.51	[c]	1.76	[c]	1.68	[c]	95
Premier Class:	10/31/18		(13.20)	(13.21)	164,943		0.63		0.63		1.75		1.74		73
	10/31/17		26.76	26.75	229,039		0.64		0.64		1.35		1.34		112
	10/31/16		(2.37)	(2.43)	203,311		0.64		0.63		1.34		1.28		95
	10/31/15		2.82	2.82	256,322		0.64		0.63		1.37		1.37		71
	10/31/14		(4.50)	(4.50)	282,958		0.66		0.66		1.37		1.37		85
Retirement Class:	10/31/18		(13.25)	(13.26)	525,331		0.73		0.73		1.73		1.72		73
	10/31/17		26.60	26.59	676,858		0.74		0.74		1.21		1.21		112
	10/31/16		(2.51)	(2.58)	543,161		0.74		0.73		1.29		1.22		95
	10/31/15		2.75	2.75	661,567		0.74		0.73		1.36		1.36		71
	10/31/14		(4.62)	(4.62)	702,668		0.76		0.76		1.29		1.29		85
Retail Class:	10/31/18		(13.32)	(13.33)	274,948		0.80		0.80		1.65		1.65		73
	10/31/17		26.64	26.63	342,956		0.79		0.79		1.29		1.28		112
	10/31/16		(2.60)	(2.67)	524,715		0.78		0.78		1.42		1.35		95
	10/31/15		2.75	2.75	311,587		0.83		0.82		1.26		1.26		71
	10/31/14		(4.77)	(4.77)	309,488		0.85		0.85		1.18		1.18		85
Class W:	10/31/18	†	(8.69)[b]	(8.69)[b]	1,377,271		0.48	[c]	0.00	[c]	1.08	[c]	1.07	[c]	73

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	111

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		& unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

INTERNATIONAL OPPORTUNITIES FUND
Institutional Class:	10/31/18		$13.06	$0.20		$(1.11)	$(0.91)	$(0.16)	$ —	$(0.16)	$11.99
	10/31/17		10.17	0.16		2.86	3.02	(0.13)	—	(0.13)	13.06
	10/31/16		10.49	0.14		(0.33)	(0.19)	(0.13)	—	(0.13)	10.17
	10/31/15		10.45	0.14		0.00 [d]	0.14	(0.10)	—	(0.10)	10.49
	10/31/14		10.89	0.13		(0.53)	(0.40)	(0.04)	—	(0.04)	10.45
Advisor Class:	10/31/18		13.05	0.18		(1.10)	(0.92)	(0.16)	—	(0.16)	11.97
	10/31/17		10.17	0.16		2.85	3.01	(0.13)	—	(0.13)	13.05
	10/31/16	‡	10.58	0.13		(0.41)	(0.28)	(0.13)	—	(0.13)	10.17
Premier Class:	10/31/18		13.07	0.18		(1.11)	(0.93)	(0.14)	—	(0.14)	12.00
	10/31/17		10.16	0.14		2.86	3.00	(0.09)	—	(0.09)	13.07
	10/31/16		10.47	0.13		(0.33)	(0.20)	(0.11)	—	(0.11)	10.16
	10/31/15		10.43	0.12		0.01	0.13	(0.09)	—	(0.09)	10.47
	10/31/14		10.87	0.11		(0.52)	(0.41)	(0.03)	—	(0.03)	10.43
Retirement Class:	10/31/18		13.02	0.16		(1.11)	(0.95)	(0.14)	—	(0.14)	11.93
	10/31/17		10.14	0.12		2.87	2.99	(0.11)	—	(0.11)	13.02
	10/31/16		10.46	0.11		(0.33)	(0.22)	(0.10)	—	(0.10)	10.14
	10/31/15		10.42	0.12		0.00 [d]	0.12	(0.08)	—	(0.08)	10.46
	10/31/14		10.87	0.10		(0.52)	(0.42)	(0.03)	—	(0.03)	10.42
Retail Class:	10/31/18		13.01	0.14		(1.10)	(0.96)	(0.11)	—	(0.11)	11.94
	10/31/17		10.13	0.11		2.85	2.96	(0.08)	—	(0.08)	13.01
	10/31/16		10.44	0.09		(0.33)	(0.24)	(0.07)	—	(0.07)	10.13
	10/31/15		10.41	0.10		0.00 [d]	0.10	(0.07)	—	(0.07)	10.44
	10/31/14		10.86	0.10		(0.53)	(0.43)	(0.02)	—	(0.02)	10.41
Class W:	10/31/18	†	13.52	0.01		(1.54)	(1.53)	—	—	—	11.99

QUANT INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/18		8.35	0.27		(0.99)	(0.72)	(0.26)	—	(0.26)	7.37
	10/31/17		6.87	0.21		1.46	1.67	(0.19)	—	(0.19)	8.35
	10/31/16		7.30	0.22		(0.44)	(0.22)	(0.21)	—	(0.21)	6.87
	10/31/15		7.97	0.23		(0.33)	(0.10)	(0.28)	(0.29)	(0.57)	7.30
	10/31/14		8.44	0.30		(0.21)	0.09	(0.27)	(0.29)	(0.56)	7.97
Advisor Class:	10/31/18		8.35	0.24		(0.97)	(0.73)	(0.25)	—	(0.25)	7.37
	10/31/17		6.87	0.20		1.47	1.67	(0.19)	—	(0.19)	8.35
	10/31/16	‡	7.25	0.21		(0.38)	(0.17)	(0.21)	—	(0.21)	6.87
Class W:	10/31/18	†	8.04	0.01		(0.68)	(0.67)	—	—	—	7.37

QUANT INTERNATIONAL SMALL-CAP EQUITY FUND
Institutional Class:	10/31/18		12.90	0.33		(2.22)	(1.89)	(0.34)	(0.45)	(0.79)	10.22
	10/31/17	**	10.00	0.27		2.64	2.91	(0.01)	—	(0.01)	12.90
Advisor Class:	10/31/18		12.88	0.31		(2.20)	(1.89)	(0.32)	(0.45)	(0.77)	10.22
	10/31/17	**	10.00	0.22		2.67	2.89	(0.01)	—	(0.01)	12.88
Premier Class:	10/31/18		12.88	0.29		(2.17)	(1.88)	(0.32)	(0.45)	(0.77)	10.23
	10/31/17	**	10.00	0.22		2.67	2.89	(0.01)	—	(0.01)	12.88
Retirement Class:	10/31/18		12.87	0.27		(2.18)	(1.91)	(0.32)	(0.45)	(0.77)	10.19
	10/31/17	**	10.00	0.20		2.68	2.88	(0.01)	—	(0.01)	12.87
Retail Class:	10/31/18		12.86	0.26		(2.19)	(1.93)	(0.30)	(0.45)	(0.75)	10.18
	10/31/17	**	10.00	0.20		2.67	2.87	(0.01)	—	(0.01)	12.86
Class W:	10/31/18	†	11.37	0.01		(1.16)	(1.15)	—	—	—	10.22

112	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
							Ratios to average net assets
				Total									Net investment
	For the			return									income (loss)
	period			excluding	Net assets at						Net		excluding		Portfolio
	or year		Total	payment from	end of period		Gross		Net		investment		payment from		turnover
	ended		return	affiliates [u]	(in thousands	)	expenses		expenses		income (loss	)	affiliates	[u]	rate

INTERNATIONAL OPPORTUNITIES FUND
Institutional Class:	10/31/18		(7.07)%	(7.08)%	$ 87,135		0.62%		0.62%		1.43%			1.43%	21%
	10/31/17		30.08	30.07	1,414,259		0.63		0.63		1.42		1.41		24
	10/31/16		(1.82)	(1.84)	1,298,796		0.63		0.63		1.37		1.35		31
	10/31/15		1.43	1.43	1,166,448		0.63		0.63		1.28		1.28		41
	10/31/14		(3.59)	(3.59)	1,041,194		0.64		0.64		1.23		1.23		46
Advisor Class:	10/31/18		(7.17)	(7.17)	178		0.69		0.69		1.35		1.35		21
	10/31/17		29.96	29.95	150		0.64		0.64		1.41		1.40		24
	10/31/16	‡	(2.67)[b]	(2.69)[b]	101		0.65	[c]	0.65	[c]	1.46	[c]	1.44	[c]	31
Premier Class:	10/31/18		(7.17)	(7.17)	1,562		0.78		0.78		1.34		1.34		21
	10/31/17		29.78	29.77	506		0.80		0.80		1.22		1.21		24
	10/31/16		(1.90)	(1.92)	325		0.79		0.79		1.27		1.25		31
	10/31/15		1.25	1.25	1,059		0.80		0.80		1.13		1.13		41
	10/31/14		(3.77)	(3.77)	1,046		0.81		0.81		1.05		1.05		46
Retirement Class:	10/31/18		(7.34)	(7.34)	127,760		0.87		0.87		1.18		1.18		21
	10/31/17		29.74	29.73	30,390		0.88		0.88		1.03		1.02		24
	10/31/16		(1.98)	(2.00)	7,416		0.88		0.88		1.13		1.12		31
	10/31/15		1.06	1.06	8,806		0.89		0.89		1.08		1.08		41
	10/31/14		(3.88)	(3.88)	4,128		0.90		0.90		0.97		0.97		46
Retail Class:	10/31/18		(7.41)	(7.41)	4,341		1.02		1.02		1.04		1.04		21
	10/31/17		29.46	29.45	3,404		1.08		1.08		0.94		0.94		24
	10/31/16		(2.25)	(2.27)	1,619		1.10		1.09		0.88		0.87		31
	10/31/15		1.01	1.01	1,995		1.00		1.00		0.94		0.94		41
	10/31/14		(3.96)	(3.96)	2,517		0.97		0.97		0.95		0.95		46
Class W:	10/31/18	†	(11.32)[b]	(11.32)[b]	1,330,650		0.63	[c]	0.00	[c]	0.76	[c]	0.82	[c]	21

QUANT INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/18		(8.96)	(8.96)	119,559		0.40		0.40		3.25		3.25		106
	10/31/17		24.93	24.93	1,888,139		0.41		0.41		2.79		2.79		106
	10/31/16		(2.99)	(2.99)	1,521,511		0.41		0.41		3.20		3.20		100
	10/31/15		(1.01)	(1.01)	1,292,616		0.42		0.42		3.08		3.08		84
	10/31/14		1.28	1.28	1,030,084		0.46		0.43		3.70		3.70		71
Advisor Class:	10/31/18		(9.04)	(9.04)	203		0.47		0.47		3.00		3.00		106
	10/31/17		24.89	24.89	170		0.52		0.52		2.69		2.69		106
	10/31/16	‡	(2.34)[b]	(2.34)[b]	102		0.44	[c]	0.44	[c]	3.41	[c]	3.41	[c]	100
Class W:	10/31/18	†	(8.33)[b]	(8.33)[b]	1,679,324		0.41	[c]	0.00	[c]	1.14	[c]	1.14	[c]	106	[b]

QUANT INTERNATIONAL SMALL-CAP EQUITY FUND
Institutional Class:	10/31/18		(15.62)	(15.62)	43,174		0.71		0.66		2.71		2.71		89
	10/31/17	**	29.14 [b]	29.14 [b]	935,888		0.73	[c]	0.68	[c]	2.59	[c]	2.59	[c]	70	[b]
Advisor Class:	10/31/18		(15.59)	(15.59)	83		0.73		0.68		2.44		2.44		89
	10/31/17	**	28.92 [b]	28.92 [b]	1,297		0.88	[c]	0.83	[c]	2.18	[c]	2.18	[c]	70	[b]
Premier Class:	10/31/18		(15.54)	(15.54)	75		0.87		0.82		2.29		2.29		89
	10/31/17	**	28.92 [b]	28.92 [b]	1,288		1.03	[c]	0.85	[c]	2.16	[c]	2.16	[c]	70	[b]
Retirement Class:	10/31/18		(15.79)	(15.79)	3,620		0.97		0.89		2.21		2.21		89
	10/31/17	**	28.82 [b]	28.82 [b]	8,020		1.03	[c]	0.95	[c]	1.93	[c]	1.93	[c]	70	[b]
Retail Class:	10/31/18		(15.95)	(15.95)	971		1.17		1.08		2.15		2.15		89
	10/31/17	**	28.71 [b]	28.71 [b]	2,336		1.42	[c]	1.09	[c]	1.91	[c]	1.91	[c]	70	[b]
Class W:	10/31/18	†	(10.11)[b]	(10.11)[b]	852,681		0.72	[c]	0.00	[c]	0.80	[c]	0.80	[c]	89

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	113

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
						Net realized					Net
	For the		Net asset	Net		& unrealized	Total gain	Less distributions from		Total	asset
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

SOCIAL CHOICE INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/18		$11.21	$0.29		$(1.13)	$(0.84)	$(0.23)	$(0.00)[d]	$(0.23)	$10.14
	10/31/17		9.31	0.28		1.86	2.14	(0.24)	—	(0.24)	11.21
	10/31/16		9.53	0.26		(0.42)	(0.16)	(0.06)	—	(0.06)	9.31
	10/31/15	^	10.00	0.04		(0.51)	(0.47)	—	—	—	9.53
Advisor Class:	10/31/18		11.21	0.30		(1.14)	(0.84)	(0.23)	(0.00)[d]	(0.23)	10.14
	10/31/17		9.32	0.31		1.81	2.12	(0.23)	—	(0.23)	11.21
	10/31/16	‡	9.51	0.26		(0.39)	(0.13)	(0.06)	—	(0.06)	9.32
Premier Class:	10/31/18		11.19	0.32		(1.16)	(0.84)	(0.22)	(0.00)[d]	(0.22)	10.13
	10/31/17		9.30	0.26		1.85	2.11	(0.22)	—	(0.22)	11.19
	10/31/16		9.53	0.25		(0.42)	(0.17)	(0.06)	—	(0.06)	9.30
	10/31/15	^	10.00	0.04		(0.51)	(0.47)	—	—	—	9.53
Retirement Class:	10/31/18		11.17	0.29		(1.14)	(0.85)	(0.21)	(0.00)[d]	(0.21)	10.11
	10/31/17		9.29	0.26		1.84	2.10	(0.22)	—	(0.22)	11.17
	10/31/16		9.52	0.24		(0.42)	(0.18)	(0.05)	—	(0.05)	9.29
	10/31/15	^	10.00	0.03		(0.51)	(0.48)	—	—	—	9.52
Retail Class:	10/31/18		11.17	0.28		(1.15)	(0.87)	(0.20)	(0.00)[d]	(0.20)	10.10
	10/31/17		9.29	0.26		1.82	2.08	(0.20)	—	(0.20)	11.17
	10/31/16		9.52	0.26		(0.44)	(0.18)	(0.05)	—	(0.05)	9.29
	10/31/15	^	10.00	0.03		(0.51)	(0.48)	—	—	—	9.52
^	The Fund commenced operations on August 7, 2015.
‡	The Advisor Class commenced operations on December 4, 2015.
§	The Fund commenced operations on August 5, 2016.
**	The Fund commenced operations on December 9, 2016.
†	Class W commenced operations on September 28, 2018.
[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[d]	Amount represents less than $0.01 per share.
[u]	Income reflects voluntary compensation from Advisors in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if Advisors had purchased the research services directly. The total return and net investment income ratio displayed excludes this item.

114	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

concluded

					Ratios and supplemental data
							Ratios to average net assets
				Total									Net investment
	For the			return									income (loss)
	period			excluding	Net assets at						Net		excluding		Portfolio
	or year		Total	payment from	end of period		Gross		Net		investment		payment from		turnover
	ended		return	affiliates [u]	(in thousands	)	expenses		expenses		income (loss	)	affiliates	[u]	rate

SOCIAL CHOICE INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/18		(7.61)%	(7.61)%	$46,432		0.98%		0.40%		2.62%			2.62%	16%
	10/31/17		23.49	23.49	35,797		1.20		0.40		2.76		2.76		12
	10/31/16		(1.65)	(1.65)	18,833		1.35		0.40		2.87		2.87		13
	10/31/15	^	(4.70)[b]	(4.70)[b]	16,238		4.87	[c]	0.40	[c]	1.80	[c]	1.80	[c]	4	[b]
Advisor Class:	10/31/18		(7.58)	(7.58)	579		1.03		0.45		2.69		2.69		16
	10/31/17		23.22	23.22	541		1.26		0.46		2.98		2.98		12
	10/31/16	‡	(1.35)[b]	(1.35)[b]	102		1.36	[c]	0.42	[c]	3.12	[c]	3.12	[c]	13
Premier Class:	10/31/18		(7.66)	(7.66)	278		1.13		0.55		2.84		2.84		16
	10/31/17		23.23	23.23	1,338		1.36		0.55		2.58		2.58		12
	10/31/16		(1.72)	(1.72)	938		1.52		0.55		2.75		2.75		13
	10/31/15	^	(4.80)[b]	(4.80)[b]	953		5.61	[c]	0.55	[c]	1.65	[c]	1.65	[c]	4	[b]
Retirement Class:	10/31/18		(7.72)	(7.72)	9,304		1.23		0.65		2.61		2.61		16
	10/31/17		23.09	23.09	7,940		1.45		0.65		2.55		2.55		12
	10/31/16		(1.84)	(1.84)	3,001		1.61		0.65		2.67		2.67		13
	10/31/15	^	(4.80)[b]	(4.80)[b]	1,606		5.61	[c]	0.65	[c]	1.59	[c]	1.59	[c]	4	[b]
Retail Class:	10/31/18		(7.88)	(7.88)	4,525		1.32		0.74		2.53		2.53		16
	10/31/17		22.88	22.88	4,055		1.56		0.76		2.55		2.55		12
	10/31/16		(1.92)	(1.92)	1,382		1.66		0.72		2.80		2.80		13
	10/31/15	^	(4.80)[b]	(4.80)[b]	997		5.99	[c]	0.79	[c]	1.41	[c]	1.41	[c]	4	[b]

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	115

Notes to financial statements

TIAA-CREF Funds

Note 1—organization and significant accounting policies

TIAA-CREF Funds (the “Trust”) is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The following TIAA-CREF Funds are included in this report: Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Quant Large-Cap Growth Fund, Quant Large-Cap Value Fund, Quant Small-Cap Equity Fund, Quant Small/Mid-Cap Equity Fund, Social Choice Equity Fund, Social Choice Low Carbon Equity Fund, Emerging Markets Equity Fund, International Equity Fund, International Opportunities Fund, Quant International Equity Fund, Quant International Small-Cap Equity Fund and the Social Choice International Equity Fund (collectively the “Funds” or individually, the “Fund”). The Global Natural Resources Fund was liquidated on April 13, 2018 and its net assets were distributed to shareholders. Effective August 1, 2018, Enhanced Large-Cap Growth Index Fund, Enhanced Large-Cap Value Index Fund, Small-Cap Equity Fund, Small/Mid-Cap Equity Fund, Enhanced International Equity Index Fund, and International Small-Cap Equity Fund changed their names to Quant Large-Cap Growth Fund, Quant Large-Cap Value Fund, Quant Small-Cap Equity Fund, Quant Small/Mid-Cap Equity Fund, Quant International Equity Fund, and Quant Small-Cap Equity Fund, respectively.

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of TIAA, is registered with the Commission as an investment adviser and provides investment management services for the Funds. The Funds offer up to six share classes, although any one Fund may not necessarily offer all six classes. The Funds may offer Institutional Class, Advisor Class, Premier Class, Retirement Class, Retail Class and Class W shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class. Class W was made available for sale by certain Funds on September 28, 2018 pursuant to an amendment to the Trust’s registration statement filed with the Commission.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The Net Asset Value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Security valuation: The Funds’ investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Income, expenses, realized gains and losses and unrealized appreciation and depreciation of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect

116	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2018, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, certain foreign taxes paid, utilization of tax equalization credits, dividend redesignations, investments in partnerships, and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included separately in the accompanying Statements of Assets and Liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of Operations.

New accounting pronouncement: In August 2018, FASB issued ASU 2018-13, Fair Value Measurement: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 removes or modifies certain disclosures required for fair value measurements. This guidance is effective for fiscal years beginning after December 15, 2019. Management has early implemented this accounting pronouncement for this annual report. This implementation did not have a material impact on the Funds’ financial statements and various filings. Refer to Note 2 for further details.

New rule issuances: In October 2016, the Commission issued Final Rule Release No. 33-10231, Investment Company Reporting

Modernization. This final rule modernizes investment company reporting by requiring the filing of new Forms N-CEN and N-PORT, and amends Regulation S-X disclosures related to derivatives and other disclosures in the financial statements and various filings. The requirements of this final rule in relation to Form N-CEN must be complied with by June 1, 2018. In December 2017, the Commission issued Temporary Final Rule Release No. 33-10442, which delayed the filing requirements related to Form N-PORT from June 1, 2018 to April 2019, but still requires the Funds to maintain the data that would have been filed on Form N-PORT during the deferral period. Form N-CEN and the data requirements of Form N-PORT were implemented on June 1, 2018 and did not have an impact on net assets or results of operations.

In October 2016, the Commission issued Final Rule Release No. 33-10233, Investment Company Liquidity Risk Management Programs. This final rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds’ liquidity. The requirements of this final rule, in relation to the implementation of the liquidity risk management program and the 15% illiquid investment limit, must be adopted by December 1, 2018. In February 2018, the Commission issued Release No. IC-33142, which delayed the compliance requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs from December 1, 2018 to June 1, 2019. This implementation did not have a material impact on the Funds’ financial statements and various filings.

In August 2018, the Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This final rule amends certain disclosure requirements that have become redundant or outdated in light of other Commission disclosure requirements, U.S. GAAP or changes in the information environment. This rule eliminates the requirements for funds to present the components of distributable earnings on the balance sheet and parenthetically on the statement of changes in net assets. This final rule is effective November 5, 2018. Management has implemented the above changes for the current reporting period. In addition, certain amounts within each Fund’s Statement of changes in net assets for the prior fiscal period have been modified to conform to the current years presentation of distributable earnings. This change did not impact the total amount of distributable earnings from the prior period.

The Funds’ distributions from the prior fiscal period were paid from net investment income unless indicated in the following table:

	Growth & Income Fund	Large-Cap Growth Fund	Large-Cap Value Fund	Mid-Cap Value Fund	Quant Large-Cap Growth Fund	Quant Large-Cap Value Fund	Quant Small-Cap Equity Fund	Social Choice Equity Fund	Social Choice Low Carbon Equity Fund
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Institutional Class	$(53,381,752)	$(16,235,353)	$(81,782,507)	$(58,994,565)	$(31,879,167)	$(45,302,191)	$(21,200,174)	$(34,480,966)	$(883,976)
Advisor Class	(2,971)	(694)	(2,046)	(3,589)	(2,422)	(2,453)	(6,160)	(5,361)	(2,680)
Premier Class	(1,632,837)	(196,853)	(4,923,728)	(6,142,226)	—	—	(1,540,463)	(1,804,971)	(6,875)
Retirement Class	(5,641,808)	(582,639)	(15,088,727)	(16,373,856)	—	—	(4,439,993)	(6,750,511)	(157,213)
Retail Class	(6,881,261)	(1,679,681)	(2,165,321)	(4,312,537)	—	—	(1,005,289)	(9,121,349)	(52,446)
From realized gains:
Institutional Class	(64,944,020)	(32,462,021)	(112,938,466)	(94,420,615)	(50,265,397)	(100,757,095)	(58,087,664)	(64,534,152)	(293,994)
Advisor Class	(1,783)	(1,457)	(2,844)	(5,805)	(3,844)	(5,485)	(17,289)	(10,093)	(901)
Premier Class	(2,414,753)	(518,842)	(7,443,311)	(10,723,682)	—	—	(4,923,468)	(3,601,113)	(2,726)
Retirement Class	(9,084,292)	(2,875,015)	(24,039,902)	(30,347,363)	—	—	(15,825,424)	(14,164,638)	(56,407)
Retail Class	(12,817,893)	(7,443,815)	(3,546,940)	(8,213,953)	—	—	(3,787,262)	(20,792,711)	(20,212)
Total distributions	$(156,803,370)	$(61,996,370)	$(251,933,792)	$(229,538,191)	$(82,150,830)	$(146,067,224)	$(110,833,186)	$(155,265,865)	$(1,477,430)

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	117

Notes to financial statements

For the prior fiscal period, the following Undistributed net investment income (loss) included in net assets were disclosed:

	Growth & Income Fund	Large-Cap Growth Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund	Quant Large-Cap Growth Fund	Quant Large-Cap Value Fund	Quant Small-Cap Equity Fund	Quant Small/Mid-Cap Equity Fund
Undistributed net investment income (loss) included in net assets	$2,895,272	$14,635,982	$76,586,629	$5,912,890	$52,438,744	$22,245,342	$37,934,359	$18,296,420	$3,980,361
		Social Choice Equity Fund	Social Choice Low Carbon Equity Fund	Emerging Markets Equity Fund	International Equity Fund	International Opportunities Fund	Quant International Equity Fund	Quant International Small-Cap Equity Fund	Social Choice International Equity Fund
Undistributed net investment income (loss) included in net assets		$36,583,517	$986,797	$10,568,400	$53,205,664	$15,633,844	$51,605,040	$18,363,815	$847,936

Note 2—valuation of investments

Portfolio investments are valued at fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value follows:

Exchange-traded equity securities, common and preferred stock: Equity securities listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date, or if there is no official close of business, the latest sale price, or at the mean of the latest available bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. Foreign securities are generally categorized as Level 2 of the fair value hierarchy.

Debt securities: Debt securities, including equity-linked notes, will generally be valued using prices provided by a pricing service that may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, yields or any other key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Investments in registered investment companies: These investments are valued at their NAV on the valuation date. These investments are categorized as Level 1 of the fair value hierarchy.

Forward foreign currency contracts: Forward foreign currency contracts are valued using the prevailing forward exchange rate and are categorized as Level 2 of the fair value hierarchy.

Futures contracts: Stock and bond index futures contracts, which are traded on commodity exchanges, are valued at the last sale price as of the close of such commodity exchanges and are categorized as Level 1 of the fair value hierarchy.

Options: Purchased and written options traded over the counter and listed on a national market or exchange are valued at the last sale price as of the close of such exchange or at the mean of the closing bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Total return swap contracts: Total return swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Total return swaps are generally categorized as Level 2 in the fair value hierarchy.

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

As of October 31, 2018, 100% of the value of investments in the Quant Small-Cap Equity Fund was valued based on Level 1 inputs.

118	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

The following table summarizes the market value of the Funds’ investments as of October 31, 2018, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total
Growth & Income
Equity investments:
Communication services	$682,194,291	$13,598,794	$—	$695,793,085
Consumer discretionary	579,002,267	61,197,854	—	640,200,121
Consumer staples	508,448,200	23,560,687	—	532,008,887
Health care	1,050,820,765	71,953,700	—	1,122,774,465
Industrials	554,089,180	37,784,808	—	591,873,988
Information technology	1,374,147,076	17,562,013	—	1,391,709,089
Materials	224,089,401	9,689,124	—	233,778,525
All other equity investments*	1,245,449,161	—	—	1,245,449,161
Short-term investments	65,015,318	45,395,513	—	110,410,831
Purchased options**	297,022	—	—	297,022
Written options**	(14,145,588)	—	—	(14,145,588)
Total	$6,269,407,093	$280,742,493	$—	$6,550,149,586
Large-Cap Growth
Equity investments:
Communication services	$810,468,788	$89,877,999	$—	$900,346,787
Consumer discretionary	769,338,666	32,669,012	—	802,007,678
Health care	709,415,169	52,090,032	—	761,505,201
Industrials	344,882,114	58,126,392	—	403,008,506
All other equity investments*	2,206,533,775	—	—	2,206,533,775
Short-term investments	—	60,169,303	—	60,169,303
Written options**	(448,067)	—	—	(448,067)
Total	$4,840,190,445	$292,932,738	$—	$5,133,123,183
Large-Cap Value
Equity investments:
Consumer discretionary	$478,525,018	$24,024,321	$—	$502,549,339
Financials	1,303,614,607	40,568,180	—	1,344,182,787
Industrials	466,419,923	45,030,657	7,267	511,457,847
Information technology	723,273,605	22,925,534	—	746,199,139
Materials	245,166,269	41,052,327	—	286,218,596
All other equity investments*	2,762,049,573	—	—	2,762,049,573
Short-term investments	82,306,748	—	—	82,306,748
Total	$6,061,355,743	$173,601,019	$7,267	$6,234,964,029
Mid-Cap Growth
Equity investments*	$1,355,340,167	$—	$—	$1,355,340,167
Short-term investments	48,730,475	50,000	—	48,780,475
Written options**	(1,886,096)	—	—	(1,886,096)
Total	$1,402,184,546	$50,000	$—	$1,402,234,546
Mid-Cap Value
Equity investments:
Consumer discretionary	$265,709,623	$8,870,705	$—	$274,580,328
Health Care	229,644,675	17,781,234	—	247,425,909
Information technology	227,213,741	9,465,146	—	236,678,887
Materials	211,638,683	9,520,608	—	221,159,291
All other equity investments*	2,447,129,633	—	—	2,447,129,633
Short-term investments	26,664,321	52,125,508	—	78,789,829
Total	$3,408,000,676	$97,763,201	$—	$3,505,763,877
Quant Large-Cap Growth
Equity investments*	$2,532,460,177	$—	$—	$2,532,460,177
Short-term investments	10,561,129	400,000	—	10,961,129
Total	$2,543,021,306	$400,000	$—	$2,543,421,306
Quant Large-Cap Value
Equity investments*	$2,532,958,661	$—	$—	$2,532,958,661
Short-term investments	28,464,862	13,150,000	—	41,614,862
Total	$2,561,423,523	$13,150,000	$—	$2,574,573,523
Quant Small/Mid-Cap Equity
Equity investments*	$644,243,456	$—	$—	$644,243,456
Short-term investments	7,596,786	400,000	—	7,996,786
Total	$651,840,242	$400,000	$—	$652,240,242

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	119

Notes to financial statements

Fund	Level 1	Level 2	Level 3	Total
Social Choice Equity
Equity investments:
Financials	$559,938,263	$3,635	$—	$559,941,898
All other equity investments*	3,039,437,159	—	—	3,039,437,159
Short-term investments	40,268,715	77,343,847	—	117,612,562
Futures contracts**	104,686	—	—	104,686
Total	$3,639,748,823	$77,347,482	$—	$3,717,096,305
Social Choice Low Carbon Equity
Equity investments:
Financials	$17,539,397	$141	$—	$17,539,538
All other equity investments*	93,991,600	—	—	93,991,600
Short-term investments	—	2,900,000	—	2,900,000
Futures contracts**	12,278	—	—	12,278
Total	$111,543,275	$2,900,141	$—	$114,443,416
Emerging Markets Equity
Equity investments:
Africa/Middle East	$—	$63,880,316	$—	$63,880,316
Asia	161,249,051	659,270,413	12,270	820,531,734
Europe	41,162,804	13,691,100	—	54,853,904
Latin America	88,505,979	158,673,564	—	247,179,543
All other equity investments*	55,654,224	133,778,361	3,218	189,435,803
Short-term investments	23,378,932	60,511,754	—	83,890,686
Purchased options**	1,737,300	—	—	1,737,300
Written options**	(2,194,800)	—	—	(2,194,800)
Total	$369,493,490	$1,089,805,508	$15,488	$1,459,314,486
International Equity
Equity investments:
Asia	$—	$978,861,669	$—	$978,861,669
Europe	—	3,316,996,336	—	3,316,996,336
All other equity investments*	23,149,326	56,781,379	—	79,930,705
Short-term investments	154,258,388	14,762,847	—	169,021,235
Total	$177,407,714	$4,367,402,231	$—	$4,544,809,945
International Opportunities
Equity investments:
Asia	$15,745,312	$249,691,837	$18,168	$265,455,317
Australasia	—	51,475,921	—	51,475,921
Europe	—	621,134,690	—	621,134,690
Latin America	16,217,131	65,198,994	—	81,416,125
North America	69,433,873	144,810,544	—	214,244,417
All other equity investments*	6,933,080	158,611,712	7,940	165,552,732
Short-term investments	107,053,428	111,093,752	—	218,147,180
Total	$215,382,824	$1,402,017,450	$26,108	$1,617,426,382
Quant International Equity
Equity investments:
Asia	$—	$499,512,518	$—	$499,512,518
Australasia	—	138,291,826	—	138,291,826
Europe	37,476,496	887,396,867	—	924,873,363
All other equity investments*	—	208,318,135	—	208,318,135
Short-term investments	11,439,492	17,700,000	—	29,139,492
Futures contracts**	(1,160,481)	—	—	(1,160,481)
Total	$47,755,507	$1,751,219,346	$—	$1,798,974,853
Quant International Small-Cap Equity
Equity investments:
Africa/Middle East	$8,122,940	$12,189,626	$—	$20,312,566
Asia	3,130,320	327,383,120	—	330,513,440
Australasia	—	41,840,548	—	41,840,548
Europe	—	297,533,107	—	297,533,107
Latin America	—	18,476,942	—	18,476,942
North America	—	57,527,388	—	57,527,388
All other equity investments*	1,405,770	111,589,380	193,249	113,188,399
Short-term investments	42,006,664	1,800,000	—	43,806,664
Total	$54,665,694	$868,340,111	$193,249	$923,199,054

120	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

Fund	Level 1	Level 2	Level 3	Total
Social Choice International Equity
Equity investments:
Asia	$—	$16,380,901	$—	$16,380,901
Australasia	—	4,420,220	—	4,420,220
Europe	1,206,789	30,094,910	—	31,301,699
All other equity investments*	—	7,642,699	—	7,642,699
Short-term investments	1,039,291	1,200,000	—	2,239,291
Futures contracts**	11,048	—	—	11,048
Total	$2,257,128	$59,738,730	$—	$61,995,858

*	For detailed categories, see the accompanying Summary portfolio of investments.
**	Derivative instruments, excluding purchased options, are not reflected in the market value of portfolio investments.

Note 3—derivative instruments

As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Derivatives require little or no initial investment and permit or require net settlement. The Funds value derivatives at fair value.

At October 31, 2018, the following Funds have invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

	Asset derivatives		Liability derivatives
Derivative contract	Location	Fair value amount	Location	Fair value amount
Growth & Income Fund
Equity contracts	Portfolio investments	$297,022	Written options	$(14,145,588)
Large-Cap Growth Fund
Equity contracts			Written options	(448,067)
Mid-Cap Growth Fund
Equity contracts			Written options	(1,886,096)
Social Choice Equity Fund
Equity contracts	Futures contracts*	104,686
Social Choice Low Carbon Equity Fund
Equity contracts	Futures contracts*	12,278
Emerging Markets Equity Fund
Equity contracts	Portfolio investments	1,737,300	Written options	(2,194,800)
Quant International Equity Fund
Equity contracts	Futures contracts*	(1,160,481)
Social Choice International Equity Fund
Equity contracts	Futures contracts*	11,048

*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statements of assets and liabilities is only the receivable or payable for variation margin on open futures contracts.

For the year ended October 31, 2018, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative contract	Location	Realized gain (loss )	Change in unrealized appreciation (depreciation )
Growth & Income Fund
Equity contracts	Purchased options	$8,391	$(221,893)
Equity contracts	Written options	1,540,630	(950,732)
Large-Cap Growth Fund
Equity contracts	Purchased options	(7,853,329)	2,046,016
Equity contracts	Written options	(10,733,750)	2,236,876
Large-Cap Value Fund
Equity contracts	Purchased options	(17,605,008)	17,577,688
Equity contracts	Written options	6,819,072	(6,791,752)
Mid-Cap Growth Fund
Equity contracts	Purchased options	(7,226,851)	779,611
Equity contracts	Written options	11,164,705	376,163
Quant Small-Cap Equity Fund
Equity contracts	Futures contracts	3,418,524	(2,447,732)
Equity contracts	Swap contracts	(844,877)	—
Social Choice Equity Fund
Equity contracts	Futures contracts	(5,144,173)	92,126
Social Choice Low Carbon Equity Fund
Equity contracts	Futures contracts	25,104	11,130
Emerging Markets Equity Fund
Equity contracts	Purchased options	(2,078,287)	(1,594,350)
Equity contracts	Written options	829,481	(488,906)
Quant International Equity Fund
Equity contracts	Futures contracts	288,750	(1,160,480)
Quant International Small-Cap Equity Fund
Foreign-exchange contracts	Forward foreign currency contracts	(901)	—
Social Choice International Equity Fund
Equity contracts	Futures contracts	(216,169)	10,055

Forward foreign currency contracts: Certain Funds are subject to foreign exchange risk in the normal course of pursuing their investment objectives. The Funds use forward foreign currency contracts (“forwards”), including non-deliverable forwards (“NDFs”), to, among other things, hedge portfolio currency risk and to facilitate transactions in securities denominated in foreign currencies. Forwards are over-the-counter (“OTC”) commitments that involve an obligation to purchase or sell a fixed amount of a specific currency on a future date at a locked exchange rate. NDFs allow hedging of currencies where government regulations restrict foreign access to local currency

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	121

Notes to financial statements

or the parties want to compensate for risk without a physical exchange of funds. Forwards are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded as appreciation or depreciation in the Statements of Assets and Liabilities. The Funds realize gains and losses at the time the forward is closed. Realized and unrealized gains and losses are included in the Statements of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts; from unanticipated movements in the value of a foreign currency relative to the U.S. dollar; and that losses may exceed amounts recognized on the Statements of Assets and Liabilities. During the year ended October 31, 2018, the Quant International Small-Cap Equity Fund had exposure to forwards, based on underlying notional values, generally between 0% and 1% of net assets. There were no forward foreign currency contracts outstanding as of October 31, 2018.

Futures contracts: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract, and variation margin receipts or payments are settled daily reflecting changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures contracts against default. During the year ended October 31, 2018, the Quant Small-Cap Equity Fund, Social Choice Equity Fund, Social Choice Low Carbon Equity Fund, Quant International Equity Fund, and Social Choice International Equity Fund had exposure to futures contracts, based on underlying notional values, generally between 0% and 5% of net assets. The futures contracts outstanding as of October 31, 2018 are disclosed in the summary portfolio of investments and the full Schedules of Investments.

Options: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. Options can be settled either directly with the counterparty (over the counter) or through a central clearing house (exchange traded). To manage the risk, the Funds may invest in both equity and index options. The Funds use options contracts for hedging and cash management purposes and to seek to increase total return. Call and put equity options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Index options are written or purchased options in which the underlying investment is a specified index. The exercise of an index option will not result in the physical delivery of the underlier, but a cash transfer of the difference between the settlement price of the underlier and the strike price of the option. Purchased options are included in the summary portfolio of investments, and written options are separately reflected as a liability in the Statements of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as a realized gain or loss. Risks may arise upon entering into over the counter options from the potential of default by counterparty. Also, risks related to the use of options include possible illiquidity of the options markets, price movements in underlying security values, and losses that may exceed amounts recognized on the Statements of Assets and Liabilities. During the year ended October 31, 2018, the Growth & Income Fund, Large-Cap Growth Fund, Mid-Cap Growth Fund, and Emerging Markets Equity Fund had exposure to options, based on underlying notional values, generally between 0% and 25% of net assets. The purchased and written options outstanding as of October 31, 2018 are disclosed in the summary portfolio of investments and the full Schedules of Investments.

Total return swap contracts: Total return swaps are agreements that provide a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Payments received or made at the end of each measurement period are recorded as a realized gain or loss in the Statements of Operations. The swap is valued daily and any change in the value of the swap is reflected separately as a change in unrealized appreciation (depreciation) in the Statements of Operations. The value of the swap contract is reflected in unrealized appreciation (depreciation) on swap agreements in the Statements of Assets and Liabilities. Total return swaps are exposed to the market risk factor of the specific underlying financial instrument or index. Additional risks to the Fund include the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The Fund’s maximum loss from counterparty risk is the fair value of the contract. Certain Funds may invest in total return swaps to gain or hedge exposure to the underlying reference assets. During the year ended October 31, 2018, the Quant Small-Cap Equity Fund had exposure to total return swaps, based on underlying notional amounts, generally between 0% and 2% of net assets. There are no outstanding total return swap contracts as of October 31, 2018.

Note 4—investment adviser and affiliates

Under the terms of the Investment Management Agreement with respect to each Fund, Advisors provides asset management services to the Fund for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

122	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund incurs an annual fee, payable monthly to Advisors, for certain administrative costs associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of Operations are paid to Advisors under the Service Agreement. Under the terms of a distribution Rule 12b-1 plan, the Retail Class of each Fund compensates TPIS for providing distribution, promotional and/or shareholder services to the Retail Class of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. The Premier Class of each Fund is subject to a distribution Rule 12b-1 plan that compensates TPIS for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class.

Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Advisors expects this waiver and/or reimbursement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of October 31, 2018, the investment management fee, service agreement fee, distribution fee and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

	Investment management fee range		Investment management fee—effective rate	Service agreement fee	Distribution fee			Maximum expense amounts‡
Fund				Retirement Class	Premier Class	Retail Class		Institutional Class		Advisor Class		Premier Class		Retirement Class		Retail Class		Class W§
Growth & Income*	0.30%–0.45%		0.39%	0.25%	0.15%	0.25%		0.52%		0.67%		0.67%		0.77%		0.91%		0.52%
Large-Cap Growth*	0.30–0.45		0.40	0.25	0.15	0.25		0.52		0.67		0.67		0.77		0.91		0.52
Large-Cap Value*	0.30–0.45	[a]	0.39	0.25	0.15	0.25		0.50	[a]	0.65	[a]	0.65	[a]	0.75	[a]	0.89	[a]	0.50
Mid-Cap Growth*	0.29–0.48		0.44	0.25	0.15	0.25		0.55		0.70		0.70		0.80		0.94		—
Mid-Cap Value*	0.29–0.48	[b]	0.41	0.25	0.15	0.25		0.51	[b]	0.66	[b]	0.66	[b]	0.76	[b]	0.90	[b]	—
Quant Large-Cap Growth*	0.15–0.35	[c]	0.30	—	—	—		0.40	[c]	0.55	[c]	—		—		—		0.40
Quant Large-Cap Value*	0.15–0.35	[c]	0.31	—	—	—		0.40	[c]	0.55	[c]	—		—		—		0.40
Quant Small-Cap Equity*	0.27–0.46	[d]	0.39	0.25	0.15	0.25	[e]	0.51	[d]	0.66	[d]	0.66	[d]	0.76	[d]	0.87	[d,e]	0.51
Quant Small/Mid-Cap
Equity*	0.27–0.46		0.46	0.25	0.15	0.25		0.53		0.68		0.68		0.78		0.92		0.53
Social Choice Equity	0.15		0.15	0.25	0.15	0.25		0.22		0.37		0.37		0.47		0.61		—
Social Choice Low
Carbon Equity	0.25		0.25	0.25	0.15	0.25		0.32		0.47		0.47		0.57		0.71		—
Emerging Markets Equity*	0.70–0.85		0.84	0.25	0.15	0.25		0.95		1.10		1.10		1.10	[f]	1.34		0.95
International Equity*	0.35–0.50		0.45	0.25	0.15	0.25		0.60		0.75		0.75		0.85		0.99		0.60
International Opportunities*	0.45–0.60		0.59	0.25	0.15	0.25		0.70		0.85		0.85		0.95		1.09		0.70
Quant International Equity*	0.20–0.40		0.38	—	—	—		0.50		0.65		—		—		—		0.50
Quant International Small-Cap Equity*	0.50-0.65	[g]	0.65	0.25	0.15	0.25		0.70		0.85		0.85		0.85	[h]	1.09		0.70
Social Choice International Equity	0.30		0.30	0.25	0.15	0.25		0.40		0.55		0.55		0.65		0.79		—
*	These Funds are subject to a breakpoint schedule on their investment management fees, which reduces these fees as the Fund’s net assets increase.
‡	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least February 28, 2019. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.
§	Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Advisors expects this waiver and/or reimbursement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.
[a]	Effective May 1, 2018, Advisors agreed to voluntarily waive a portion of the investment management fee for the Large-Cap Value Fund. The investment management fee range after the waiver is 0.28%–0.43% of daily average net assets. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. Prior to May 1, 2018, the expense caps were 0.52% for the Institutional Class, 0.67% for the Advisor Class and the Premier Class, 0.77% for the Retirement Class, and 0.91% for the Retail Class.
[b]	Effective May 1, 2018, Advisors agreed to voluntarily waive a portion of the investment management fee for the Mid-Cap Value Fund. The investment management fee range after the waiver is 0.25%–0.44% of daily average net assets. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. Prior to May 1, 2018, the expense caps were 0.53% for the Institutional Class, 0.68% for the Advisor Class and the Premier Class, 0.78% for the Retirement Class, and 0.92% for the Retail Class.
[c]	Prior to October 1, 2018, the investment management fee range was 0.13% to 0.33%. In addition, the expenses caps were 0.38% for the Institutional Class and 0.53% for the Advisor Class.
[d]	Effective May 1, 2018, Advisors agreed to voluntarily waive a portion of the investment management fee for the Quant Small-Cap Equity Fund. The investment management fee range after the waiver is 0.25%–0.44% of daily average net assets. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. Prior to May 1, 2018, the expense caps were 0.53% for the Institutional Class, 0.68% for the Advisor Class and the Premier Class, 0.78% for the Retirement Class, and 0.89% for the Retail Class.
[e]	Effective October 2, 2017, TPIS agreed to voluntarily waive a portion of the distribution Rule 12b-1 fee for the Quant Small-Cap Equity Fund Retail Class. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. The distribution fee after the waiver is 0.22% of average daily net assets of the Retail Class.
[f]	Effective May 1, 2018, Advisors agreed to voluntarily waive a portion of the expense cap in the Emerging Markets Equity Fund Retirement Class. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. Prior to May 1, 2018, the expense cap was 1.20% for the Retirement Class.
[g]	Effective April 1, 2018, Advisors agreed to voluntarily waive a portion of the investment management fee for the Quant International Small-Cap Equity Fund. The investment management fee range after the waiver is 0.45%–0.60% of daily average net assets. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval.
[h]	Effective May 1, 2018, Advisors agreed to voluntarily waive a portion of the expense cap for the Quant International Small-Cap Equity Fund Retirement Class. This waiver is voluntary in nature and can be discontinued at any time without prior notice to shareholders upon Board approval. Prior to May 1, 2018, the expense cap was 0.95% for the Retirement Class.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	123

Notes to financial statements

Income, reflected in Payment from affiliate on the Statement of Operations, reflects voluntary compensation from Advisors in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if Advisors had purchased the research services directly.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For the year ended October 31, 2018, the Funds engaged in the following security transactions with affiliated entities:

Fund	Purchases	Sales	Realized gain (loss	)
Growth & Income	$25,797,244	$69,927,261	$7,761,491
Large-Cap Growth	19,903,668	42,473,360	9,670,773
Large-Cap Value	24,444,877	32,490,037	6,192,054
Mid-Cap Growth	2,848,811	6,542,476	(97,047)
Mid-Cap Value	1,206,118	9,604,261	3,077,774
Quant Large-Cap Growth	73,455,815	60,129,122	6,880,613
Quant Large-Cap Value	56,198,939	24,476,419	828,040
Quant Small-Cap Equity	14,914,697	42,737,788	11,975,272
Quant Small/Mid-Cap Equity	2,797,144	29,123,389	3,297,273
Fund	Purchases	Sales	Realized gain (loss )
Social Choice Equity	$170,451,383	$41,117,079	$15,091,212
Social Choice Low Carbon Equity	16,522,295	2,386,961	455,625
Emerging Markets Equity	2,584,762	—	—
International Equity	—	3,220,540	(1,118,136)
Quant International Equity	125,195,810	77,530,043	1,020,783
Quant International Small-Cap Equity	1,470,152	12,491,393	2,039,187
Social Choice International Equity	1,084,274	608,313	(48,516)

A registered separate account of TIAA (collectively “TIAA Access”) has various sub-accounts that invest in the Funds, and certain funds within the Trust also make investments in the Funds.

During the year ended October 31, 2018, TIAA received total proceeds of $2,637,360, $4,781,000 and $22,285,648 from redemptions from the Quant Small/Mid-Cap Equity Fund, Quant International Small-Cap Equity Fund and Social Choice International Equity Fund, respectively.

The following is the percentage of the Funds’ shares owned by TIAA Access and other funds within the Trust as of October 31, 2018:

Fund	TIAA-CREF Lifecycle Funds	TIAA-CREF Lifestyle Funds	TIAA-CREF Managed Allocation Fund	TIAA Access	Total
Growth & Income	48%	1%	1%	4%	54%
Large-Cap Growth	52	2	1	2	57
Large-Cap Value	43	2	1	7	53
Mid-Cap Growth	—	—	—	13	13
Mid-Cap Value	—	—	—	12	12
Quant Large-Cap Growth	93	2	2	—	97
Quant Large-Cap Value	95	2	2	—	99
Quant Small-Cap Equity	24	1	1	8	34
Quant Small/Mid-Cap Equity	92	3	2	—	97
Social Choice Equity	—	—	—	4	4
Emerging Markets Equity	76	2	2	2	82
International Equity	30	1	1	7	39
International Opportunities	86	2	2	—	90
Quant International Equity	93	2	2	—	97
Quant International Small-Cap Equity	95	2	2	—	99

TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly owned direct subsidiary of TIAA, is a registered investment adviser that provides program management services to multiple qualified tuition programs formed under Section 529 of the Internal Revenue Code (“529 Plans”). These 529 Plans, each of which operates independently, invest a portion of their assets in the Funds. As of October 31, 2018, one 529 Plan owned 6% of the Social Choice Equity Fund.

Companies in which a Fund holds 5% or more of the outstanding voting shares are considered “affiliated companies” of the Fund, pursuant to the 1940 Act. Information regarding transactions with affiliated companies is as follows:

Issue	Value at October 31, 2017	Purchase cost	Sales proceeds	Realized gain (loss	)	Change in unrealized appreciation (depreciation	)	Dividend income	Shares at October 31, 2018	Value at October 31, 2018
Emerging Markets Equity Fund
Common stock
Uruguay
Arcos Dorados Holdings, Inc	$66,221,070	$11,582,919	$—	$—		$(20,276,870)		$768,320	7,978,796	$57,527,119

124	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

Note 5—investments

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”) for the purpose of investing cash collateral. The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of Assets and Liabilities. As of October 31, 2018, securities lending transactions are for equity securities, and the resulting loans are continuous, can be recalled at any time, and have no set maturity. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is reflected separately in the Statements of Operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Net unrealized appreciation (depreciation): At October 31, 2018, net unrealized appreciation (depreciation) based on aggregate cost of all investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation	)
Growth & Income	$4,691,226,625	$1,986,186,296	$(127,263,335)	$1,858,922,961
Large-Cap Growth	3,481,836,613	1,743,156,900	(91,870,330)	1,651,286,570
Large-Cap Value	5,745,855,415	962,604,631	(473,496,017)	489,108,614
Mid-Cap Growth	1,227,004,962	261,124,250	(85,894,666)	175,229,584
Mid-Cap Value	2,751,412,202	943,300,484	(188,948,809)	754,351,675
Quant Large-Cap Growth	1,743,773,565	855,356,009	(55,708,268)	799,647,741
Quant Large-Cap Value	2,254,921,293	412,221,210	(92,568,980)	319,652,230
Quant Small-Cap Equity	3,205,866,670	455,704,462	(273,059,271)	182,645,191
Quant Small/Mid-Cap Equity	590,406,543	102,954,570	(41,120,871)	61,833,699
Fund	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation )
Social Choice Equity	$2,932,516,618	$923,657,546	$(139,077,859)	$784,579,687
Social Choice Low Carbon	104,304,003	14,852,018	(4,712,605)	10,139,413
Emerging Markets Equity	1,608,060,765	57,634,356	(206,380,635)	(148,746,279)
International Equity	4,757,973,388	248,217,645	(461,381,088)	(213,163,443)
International Opportunities	1,374,114,045	333,032,536	(89,720,199)	243,312,337
Quant International Equity	1,832,980,095	96,886,856	(130,892,098)	(34,005,242)
Quant International Small-Cap Equity	1,012,326,947	49,590,871	(138,718,764)	(89,127,893)
Social Choice International Equity	63,836,266	3,375,213	(5,215,621)	(1,840,408)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting.

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended October 31, 2018 were as follows:

Fund	Non-U.S. government purchases	Non-U.S. government sales
Growth & Income	$4,027,786,100	$4,579,838,399
Large-Cap Growth	4,649,612,244	4,863,460,017
Large-Cap Value	3,642,092,971	4,279,233,443
Mid-Cap Growth	1,081,992,372	1,327,523,581
Mid-Cap Value	1,001,584,338	1,944,943,971
Quant Large-Cap Growth	2,255,192,787	2,507,580,375
Quant Large-Cap Value	2,225,604,051	2,133,827,881
Quant Small-Cap Equity	3,246,901,368	3,634,097,776
Quant Small/Mid Cap Equity	451,867,432	520,920,653
Social Choice Equity	1,640,987,830	953,496,593
Social Choice Low Carbon	67,732,420	47,045,958
Emerging Markets Equity	2,076,211,599	1,802,515,641
International Equity	3,629,269,595	3,607,371,501
International Opportunities	477,554,172	307,861,176
Quant International Equity	2,143,615,327	2,020,478,736
Quant International Small-Cap Equity	988,018,576	857,417,446
Social Choice International Equity	25,149,495	8,626,842

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	125

Notes to financial statements

Note 6—distributions to shareholders and other tax items

The tax character of distributions paid to shareholders during the years ended October 31, 2018 and October 31, 2017 was as follows.

	10/31/2018			10/31/2017
Fund	Ordinary income	Long-term capital gains	Total	Ordinary income	Long-term capital gains	Total
Growth & Income	$129,654,461	$168,838,694	$298,493,155	$67,071,998	$89,731,372	$156,803,370
Large-Cap Growth	65,745,643	134,710,578	200,456,221	18,685,114	43,311,256	61,996,370
Large-Cap Value	194,702,897	254,369,511	449,072,408	102,328,253	149,605,539	251,933,792
Mid-Cap Growth	90,483,396	52,698,566	143,181,962	5,691,586	—	5,691,586
Mid-Cap Value	63,951,788	293,428,515	357,380,303	83,675,724	145,862,467	229,538,191
Quant Large-Cap Growth	80,349,026	83,629,217	163,978,243	29,888,473	52,262,357	82,150,830
Quant Large-Cap Value	92,381,556	65,815,477	158,197,033	45,894,379	100,172,845	146,067,224
Quant Small-Cap Equity	144,925,595	236,042,033	380,967,628	22,427,940	88,405,246	110,833,186
Quant Small/Mid-Cap Equity	35,024,075	1,171,488	36,195,563	1,045,041	—	1,045,041
Social Choice Equity	53,632,226	61,988,984	115,621,210	51,876,467	103,389,398	155,265,865
Social Choice Low Carbon Equity	1,381,149	745,230	2,126,379	1,062,814	414,616	1,477,430
Emerging Markets Equity	10,909,222	48,051,055	58,960,277	9,886,401	—	9,886,401
International Equity	53,463,627	66,676,798	120,140,425	60,712,818	—	60,712,818
International Opportunities	17,838,381	—	17,838,381	17,467,142	—	17,467,142
Quant International Equity	58,367,522	—	58,367,522	45,638,460	—	45,638,460
Quant International Small-Cap Equity	58,798,457	—	58,798,457	25,465	—	25,465
Social Choice International Equity	1,076,225	18,829	1,095,054	626,720	—	626,720

As of October 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation )	Capital loss carryover	Total
Growth & Income	$45,216,144	$411,669,442	$1,858,909,560	$—	$2,315,795,146
Large-Cap Growth	76,823,295	501,749,128	1,651,294,318	—	2,229,866,741
Large-Cap Value	152,804,303	468,660,197	489,102,955	—	1,110,567,455
Mid-Cap Growth	92,647,869	89,879,643	175,228,766	—	357,756,278
Mid-Cap Value	59,703,766	413,648,341	754,352,454	—	1,227,704,561
Quant Large-Cap Growth	78,514,091	123,128,491	799,647,742	—	1,001,290,324
Quant Large-Cap Value	51,710,446	53,941,640	319,652,227	—	425,304,313
Quant Small-Cap Equity	153,523,001	348,480,040	182,645,191	—	684,648,232
Quant Small/Mid-Cap Equity	21,635,747	45,637,307	61,833,701	—	129,106,755
Social Choice Equity	50,175,869	248,823,676	784,579,695	—	1,083,579,240
Social Choice Low Carbon Equity	1,708,227	4,090,796	10,139,418	—	15,938,441
Emerging Markets Equity	8,111,027	55,092,110	(148,739,171)	—	(85,536,034)
International Equity	90,873,005	191,353,881	(213,446,254)	—	68,780,632
International Opportunities	18,332,135	—	243,294,512	(83,100,284)	178,526,363
Quant International Equity	54,501,281	75,189,265	(34,082,917)	—	95,607,629
Quant International Small-Cap Equity	23,973,731	25,744,003	(89,153,791)	—	(39,436,057)
Social Choice International Equity	1,289,048	—	(1,843,797)	(106,980)	(661,729)

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of straddle losses, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies, and the treatment of short term gain as ordinary income for tax purposes.

In certain circumstances, a fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). A fund may also accept portfolio securities rather than cash as payment for a purchase of fund shares (in-kind purchase). During the year ended October 31, 2018, the Funds did not have any in-kind purchase or in-kind redemption transactions.

At October 31, 2018, the following Funds had capital loss carryovers, which will not expire:

Fund	Short-term	Long-term	Total
International Opportunities	$83,100,284	$—	$83,100,284
Social Choice International Equity	106,980	—	106,980

For the year ended October 31, 2018, the International Opportunities Fund and Quant International Equity Fund utilized $15,661,216, and $7,124,961, respectively, of short-term capital loss carryover available from prior years.

The capital loss carryover for Quant International Equity Fund was reduced to zero as a result of this utilization.

Note 7—emerging markets risks

The Emerging Markets Equity Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to

126	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

Concluded

greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Note 8—inter-fund lending program

Pursuant to an exemptive order issued by the Commission, the Funds may participate in an inter-fund lending program. This program allows the Funds to lend cash to and/or borrow cash from certain other affiliated Funds for temporary purposes, (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls). The program is subject to a number of conditions, including the requirement that no Fund may borrow or lend money under the program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations and authorized by its portfolio manager(s). During the year ended October 31, 2018, there were no inter-fund borrowing or lending transactions.

Note 9—line of credit

Each of the Funds participates in a $1.25 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was entered into on June 19, 2018 expiring on June 18, 2019, replacing the previous $1.5 billion facility, which expired June 2018. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended October 31, 2018, there were no borrowings under this credit facility by the Funds.

Note 10—indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	127

Report of independent registered public accounting firm

To the Board of Trustees of TIAA-CREF Funds and Shareholders of TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF Quant Large-Cap Growth Fund (formerly TIAA-CREF Enhanced Large-Cap Growth Index Fund), TIAA-CREF Quant Large-Cap Value Fund (formerly TIAA-CREF Enhanced Large-Cap Value Index Fund), TIAA-CREF Quant Small-Cap Equity Fund (formerly TIAA-CREF Small-Cap Equity Fund), TIAA-CREF Quant Small/Mid-Cap Equity Fund (formerly TIAA-CREF Small/Mid-Cap Equity Fund), TIAA-CREF Social Choice Equity Fund, TIAA-CREF Social Choice Low Carbon Equity Fund, TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Equity Fund (formerly TIAA-CREF Enhanced International Equity Index Fund), TIAA-CREF Quant International Small-Cap Equity Fund (formerly TIAA-CREF International Small-Cap Equity Fund) and TIAA-CREF Social Choice International Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF Quant Large-Cap Growth Fund (formerly TIAA-CREF Enhanced Large-Cap Growth Index Fund), TIAA-CREF Quant Large-Cap Value Fund (formerly TIAA-CREF Enhanced Large-Cap Value Index Fund), TIAA-CREF Quant Small-Cap Equity Fund (formerly TIAA-CREF Small-Cap Equity Fund), TIAA-CREF Quant Small/Mid-Cap Equity Fund (formerly TIAA-CREF Small/Mid-Cap Equity Fund), TIAA-CREF Social Choice Equity Fund, TIAA-CREF Social Choice Low Carbon Equity Fund, TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Equity Fund (formerly TIAA-CREF Enhanced International Equity Index Fund), TIAA-CREF Quant International Small-Cap Equity Fund (formerly TIAA-CREF International Small-Cap Equity Fund) and TIAA-CREF Social Choice International Equity Fund (seventeen of the funds constituting TIAA-CREF Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
December 14, 2018

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

128	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

Important tax information (unaudited)

For the fiscal year ended October 31, 2018, the TIAA-CREF Funds designate the following distribution amounts (or the maximum amount allowable) as being from Section 1250 gains and net long-term capital gains.

Fund	Section 1250 gains	Long-term capital gains	Total
Growth & Income	$—	$195,123,191	$195,123,191
Large-Cap Growth	—	178,062,343	178,062,343
Large-Cap Value	19,072	291,145,012	291,164,084
Mid-Cap Growth	—	70,203,343	70,203,343
Mid-Cap Value	—	340,572,898	340,572,898
Quant Large-Cap Growth	4,182	98,927,680	98,931,862
Quant Large-Cap Value	162,303	69,379,759	69,542,062
Quant Small-Cap Equity	581,270	268,907,262	269,488,532
Quant Small/Mid-Cap Equity	56,010	5,922,594	5,978,604
Social Choice Equity	137,773	74,686,249	74,824,022
Social Choice Low Carbon Equity	5,130	1,315,845	1,320,975
Emerging Markets Equity	—	58,189,559	58,189,559
International Equity	—	81,772,392	81,772,392
International Opportunities	—	—	—
Quant International Equity	—	6,617,151	6,617,151
Quant International Small-Cap Equity	—	2,252,677	2,252,677
Social Choice International Equity	—	18,829	18,829

For the fiscal year ended October 31, 2018, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Fund	Percentage
Growth & Income	74.02%
Large-Cap Growth	56.60
Large-Cap Value	60.15
Mid-Cap Growth	11.32
Mid-Cap Value	87.80
Quant Large-Cap Growth	40.73
Quant Large-Cap Value	56.24
Quant Small-Cap Equity	18.73
Quant Small/Mid-Cap Equity	16.95
Social Choice Equity	87.14
Social Choice Low Carbon Equity	97.18
Emerging Markets Equity	73.15
International Equity	94.65
International Opportunities	84.79
Quant International Equity	67.74
Quant International Small-Cap Equity	29.28
Social Choice International Equity	85.32

For the fiscal year ended October 31, 2018, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage
Growth & Income	72.68%
Large-Cap Growth	54.14
Large-Cap Value	57.28
Mid-Cap Growth	10.61
Mid-Cap Value	84.91
Quant Large-Cap Growth	39.80
Quant Large-Cap Value	54.91
Quant Small-Cap Equity	18.59
Quant Small/Mid-Cap Equity	16.38
Social Choice Equity	84.38
Social Choice Low Carbon Equity	96.62
Emerging Markets Equity	0.47
International Equity	0.00
International Opportunities	0.09
Quant International Equity	0.00
Quant International Small-Cap Equity	0.00
Social Choice International Equity	0.00

The Emerging Markets Equity, International Equity, International Opportunities, Quant International Equity, Quant International Small-Cap Equity, and Social Choice International Equity Funds received income from foreign sources during the year ended October 31, 2018 of $25,620,145 ($0.18060 per share), $112,180,072 ($0.27686 per share), $22,171,619 ($0.17129 per share), $58,939,640 ($0.24152 per share), $30,923,852 ($0.35099 per share), and $1,561,742 ($0.25896 per share), respectively, and paid taxes to foreign countries during the year ended October 31, 2018 of $6,857,946 ($0.04834 per share), $11,112,382 ($0.02743 per share), $3,264,066 ($0.02522 per share), $3,848,633 ($0.01577 per share), $3,392,122 ($0.03850 per share), and $116,858 ($0.01938 per share), respectively.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2018, which will be reported in conjunction with your 2018 Form 1099-DIV.

By early 2019, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	129

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2018

Trustees

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	87	Investment Committee member, Maine Community Foundation and the Elmina B. Sewall Foundation.
Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management at Northwestern University (2002–2011 and since 2013) and Chair of the Finance Department (2005–2007). Assistant Secretary for Economic Policy at the United States Department of the Treasury (2011–2013).	87	Member of the Board of the Office of Finance, Federal Home Loan Banks.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and certain funds advised by American Beacon Advisors, Inc.	87	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Chief Operating Officer, DDJ Capital Management (2003–2006).	87	Director of Copper Rock Capital Partners, LLC (investment adviser).
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	87	Director, Commonwealth (non-profit organization).
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Board and Trustee	Indefinite term. Trustee since 2011. Chairman for term ending July 1, 2021.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004), Co-Head of Global Cash and Fixed Income Portfolio Management Team, Goldman Sachs Asset Management.	87	Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Investment Committee member, Sansum Clinic; Investment Committee member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and President, Crane Country Day School.
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group at the Alfred P. Sloan School of Management of MIT (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008).	87	Director, National Bureau of Economic Research and the Alfred P. Sloan Foundation; Member, Congressional Budget Office Panel of Economic Advisers.

130	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

Trustees — concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2016); Chairman and Chief Executive Officer (1991–2016) and Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	87	Director, SCANA Corporation (energy holding company).
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), Director of the AIM Investment Center, Associate Dean for Research (since 2011), Chairman, (2002–2011) and Professor (since 1987), McCombs School of Business, University of Texas at Austin.	87	Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors); and Investment Advisory Committee, Employees Retirement System of Texas.

Officers

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Vijay Advani TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1960	Executive Vice President	One-year term. Executive Vice President since 2018.	Chief Executive Officer, Nuveen. Executive Vice President of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex.”) Prior to joining Nuveen, Mr. Advani served as Co-President of Franklin Resources, Inc.-Franklin Templeton Investments.
Mona Bhalla TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1969	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2017.	Senior Managing Director and Corporate Secretary of Teachers Insurance and Annuity Association of America (“TIAA”) and the TIAA-CREF Fund Complex. Prior to joining TIAA, Ms. Bhalla served as Senior Vice President, Counsel and Corporate Secretary of AllianceBernstein L.P.
Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, Chief Compliance Officer - Funds of TIAA. Chief Compliance Officer of the TIAA-CREF Fund Complex.
Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2017.	Senior Managing Director, Co-Head of Nuveen Equities & Fixed Income and President of TIAA Investments. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds.
Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.	Executive Vice President, Chief investment Officer and President, Nuveen Global Investments. Executive Vice President of the TIAA-CREF Fund Complex.

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	131

Trustees and officers (unaudited)	concluded

TIAA-CREF Funds  ■  October 31, 2018

Officers — concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Phillip T. Rollock TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2018.	Executive Vice President and Chief Legal Officer of TIAA and of the TIAA-CREF Fund Complex. Previously, Senior Managing Director, Deputy General Counsel and Corporate Secretary of the TIAA and the TIAA-CREF Fund Complex.
Christopher A. Van Buren TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2018.	Executive Vice President, Chief Risk Officer, TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Van Buren served as Managing Director of Group Risk Control of UBS.
E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.	Managing Director, Head, TC Fund Administration, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1; and Treasurer of CREF.
Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.	Senior Executive Vice President, Chief Human Resources Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, TIAA.org, or by calling 800-223-1200.

132	2018 Annual Report ■ TIAA-CREF Funds: Equity Funds

Additional information about index providers (unaudited)

Russell Indexes

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

Standard & Poor’s Index

The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the Growth & Income Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the fund with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the fund. S&P Dow Jones Indices has no obligation to take the needs of the fund or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the fund or the timing of the issuance or sale of fund shares or in the determination or calculation of the equation by which fund shares are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE FUND, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

MSCI Indexes

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

TIAA-CREF Funds: Equity Funds ■ 2018 Annual Report	133

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How to reach us

Websites

TIAA.org

nuveen.com

Automated telephone service

800-842-2252

24 hours a day, 7 days a week

For the hearing- or speech-impaired

800-842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday

9 a.m. to 6 p.m. (ET), Saturday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not Federal Deposit Insurance Corporation (FDIC) insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value.

Nuveen, a subsidiary of TIAA, provides investment advice and portfolio management services through a dozen affiliated registered investment advisers. Teachers  Personal Investors Services, Inc., Nuveen Securities, LLC, and TIAA-CREF Individual & Institutional Services, LLC, members FINRA and SIPC, distribute securities products.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

©2018 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206

TIAA

730 Third Avenue

New York, NY 10017-3206

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TIAA

730 Third Avenue

New York, NY 10017-3206

Printed on paper containing recycled fiber

643990	A12446 (12/18)

TIAA

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643990	A12446 (12/18)

Annual Report ■ October 31, 2018

TIAA-CREF Funds
Equity Index Funds

The annual report contains the audited financial statements.

Fund name	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W
Equity Index Fund	TIEIX	TEIHX	TCEPX	TIQRX	TINRX	TEQWX
Large-Cap Growth Index Fund	TILIX	TRIHX	—	TRIRX	—	—
Large-Cap Value Index Fund	TILVX	THCVX	—	TRCVX	—	—
S&P 500 Index Fund	TISPX	TISAX	—	TRSPX	—	—
Small-Cap Blend Index Fund	TISBX	TRHBX	—	TRBIX	—	—
Emerging Markets Equity Index Fund	TEQLX	TEQHX	TEQPX	TEQSX	TEQKX	TENWX
International Equity Index Fund	TCIEX	TCIHX	TRIPX	TRIEX	—	TCIWX

Proposals for action at the 2019 shareholder meeting

We anticipate that the next meeting of shareholders of the TIAA-CREF Funds will be held in July 2019; however, the exact date, time and location of such meeting have yet to be determined. Proposals submitted by or on behalf of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the proxy materials for the 2019 shareholder meeting must be received by the TIAA-CREF Funds’ Corporate Secretary no earlier than January 2, 2019 and no later than March 15, 2019. The submission of a proposal does not assure its inclusion in TIAA-CREF Funds’ proxy statement or presentation at the meeting. Unless TIAA-CREF Funds is notified by April 24, 2019 of other matters that may be properly brought before the 2019 shareholder’s meeting by or on behalf of shareholders, the persons named in the proxy will have the discretion to vote on those matters as they see fit.

Understanding this report

For the purposes of this report, “TIAA-CREF Funds” refers only to the TIAA-CREF Equity Index Funds listed on the cover of this report.

This annual report contains information about certain TIAA-CREF Funds and describes their results for the twelve months ended October 31, 2018. The report contains four main sections:

•	A letter from Brad Finkle, President of TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Investments.
•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of October 31, 2018.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. The risks of investing in the TIAA-CREF Funds vary from fund to fund; to see the risks of investing in an individual fund, please read that fund’s latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	3

Brad Finkle

Letter to investors

Equity markets around the world experienced higher volatility and mixed results during the twelve months ended October 31, 2018. U.S. equities posted solid gains during much of the twelve-month period before a downturn in October. After a strong start early in the period, equities in foreign developed and emerging markets faltered and posted declines. For the twelve months:

•	The Russell 3000® Index, which measures the performance of the broad U.S. stock market, advanced 6.6%. Please see page 8 for benchmark definitions.
•	The MSCI EAFE Index, which tracks stock returns in 21 developed-market nations outside North America, returned –6.9% for the twelve-month period.
•	The MSCI Emerging Markets Index, a performance measure of stocks in 24 developing nations, returned –12.5%.
•	Institutional Class returns for five of the seven TIAA-CREF Equity Index Funds were positive. After allowing for expenses, one of the funds outperformed its benchmark for the period.

U.S. economy gained strength and propelled domestic stocks higher

The U.S. economy continued to gain momentum during the twelve-month period. After growing at a moderate pace in the first quarter of 2018, real gross domestic product (GDP) surged in the second and third quarters, posting the strongest back-to-back quarterly growth rates since 2014. In September 2018, the unemployment rate declined to 3.7%—its lowest level in almost 50 years—and remained there at period-end. Inflation remained tame by long-term historical standards. Crude oil prices rose during the twelve months, despite falling back for short periods along the way. The U.S. dollar, which initially declined against most major currencies, recovered later in the period.

For the first three-quarters of the period, U.S. equity markets benefited from strong U.S. economic growth, high levels of consumer confidence and the effects of last year’s federal tax cuts for corporations and individuals. However, in September, U.S. stocks experienced an uptick in volatility due to increased concerns about the impact of rising interest rates and potentially slower global economic growth.

While U.S. equities as a whole experienced gains over the twelve months, large-cap stocks outpaced smaller equities, and growth shares outperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Global economy showed signs of weakness, affecting international stocks

While the U.S. economy will soon be entering its tenth year of expansion, the global economy has only been growing consistently for the past few years. We are now starting to see increased divergence as the growth of some economies slows or even contracts. The 19-nation euro area experienced sluggish economic growth during the third calendar quarter of 2018 when compared to the same period in 2017. Some economies, including Germany and Japan, contracted during the third quarter. China’s economic expansion continued, but at the slowest pace since 2009.

4	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Evidence of slowing growth could be seen in the results for international equities, which underperformed domestic equities during the period. Equities in foreign developed markets posted moderate gains in the first half but retreated over the final six months.

Central banks in the United States and other parts of the world took different approaches in response to the diverging economic patterns. The U.S. Federal Reserve raised the federal funds target rate four times during the period. The European Central Bank left its low benchmark interest rates in place but indicated that it may cease its accommodative monetary policies by year-end. Meanwhile, the Bank of England began to tighten, raising its benchmark interest rate.

After posting strong gains during the early months of the period, many emerging markets reversed course and fell sharply during the second half. Emerging-markets currencies and economies benefited from the effects of a weaker U.S. dollar early on, but they later declined after the U.S. dollar rallied and U.S. interest rates continued to rise. New tariffs and mounting trade tensions between the U.S., China and other countries raised fears of a trade war that could further dampen global growth prospects.

Mixed results for domestic and international funds

In a challenging period for international equities, five of the seven TIAA-CREF Equity Index Funds delivered positive returns for the reporting period. Each fund invests in a portfolio that attempts to match the risk and return characteristics of its benchmark index at a low-cost-per-invested dollar. The funds’ performance includes a deduction for expenses, while the returns of their respective indexes do not. The funds’ returns for the twelve-month period ranged from a high of 10.7% for the Large-Cap Growth Index Fund to a low of –12.8% for the Emerging Markets Equity Index Fund. (All fund returns are for the Institutional Class.) Returns for most countries in the MSCI indexes were lower when translated into U.S. dollars.

Growth-oriented equities generally had the biggest gains. The Large-Cap Growth Index Fund was the best performer at 10.7% for the twelve months. Its value counterpart, the Large-Cap Value Index Fund, posted a lower 3.0% return as value-oriented stocks delivered more muted gains. The Equity Index Fund and the S&P 500 Index Fund advanced 6.5% and 7.3%, respectively.

In the small-cap equity space, the Small-Cap Blend Index Fund returned 2.0% and surpassed the Russell 2000® Index despite the effect of expenses.

Among TIAA-CREF’s foreign equity index portfolios, the International Equity Index Fund posted a loss of –7.0%, while the Emerging Markets Equity Index Fund returned –12.8% at period-end.

A detailed overview of the financial markets during the twelve-month period appears on page 6, and a discussion of how each fund performed in relation to its benchmark begins on page 10.

Maintaining a long-term perspective during periods of market volatility

Autumn has historically been a period of higher volatility for U.S. stock investors, and 2018 continued that trend. Despite declining sharply in October, U.S. stocks remained in positive territory for the twelve-month period, as measured by the Russell 3000 Index.

Given that U.S. equities have generally been on the rise for more than nine years, it may come as no surprise that market volatility has increased over the past few years. For long-term investors, it’s important to remember that “time in the market” is what matters most, rather than trying to “time the market.” Research consistently proves that missing just a few of the market’s best days and months can cause investors to underperform long-term market averages and fall short of their long-term financial goals. For this reason, we believe that investors may be best served by sticking with a long-term asset allocation plan that provides an appropriate balance between risk and potential reward.

Investors who feel unnerved by recent market volatility may want to revisit their asset allocations with their financial advisors to ensure that they are still aligned with their personal risk tolerances. History has shown that maintaining exposure to a wide array of asset classes is a sensible approach for long-term investors. Keep in mind that, while diversification can help reduce volatility, it does not provide a guarantee against market losses.

If you have questions or concerns and would like to discuss the current status of your portfolio, please consult your financial advisor or call a TIAA financial consultant at 800-842-2252. We always stand ready to assist you.

/s/ Brad Finkle

Brad Finkle

President

TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Investments

TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	5

Market monitor

U.S. stocks gained, foreign equities recorded losses

For the twelve months ended October 31, 2018, U.S. stock markets recorded gains as economic growth accelerated. The Russell 3000® Index, a broad measure of U.S. stock market performance, returned 6.6%. Overseas, international developed markets began the period with modest gains but ended with a return of –6.9%, as measured by the MSCI EAFE Index, while emerging markets posted larger losses.

U.S. economic growth accelerated as the labor market continued to strengthen

Real gross domestic product (GDP), which measures the value of all goods and services produced in the nation, grew at an annualized rate of 2.3% during the final three months of 2017. GDP growth slowed to 2.2% during the first quarter of 2018 but accelerated to 4.2% in the second quarter and 3.5% in the third, according to the government’s “advance estimate.” Growth in the second and third quarters represented the best GDP performance for consecutive quarters since 2014. Consumer spending, which accounts for about two-thirds of GDP, increased for seven consecutive months between March and September 2018.

The U.S. labor market remained strong throughout the twelve-month period. The unemployment rate fell to 3.7% in September 2018 and finished the period at that rate—its lowest recorded level since 1969. October wages grew by 3.1% over the twelve-month period, their largest increase in more than nine years. U.S. consumer confidence rose to an 18-year high in October.

Inflation increased moderately throughout the period. Annualized core inflation, which includes all items except food and energy, was 2.1% in October, down slightly from 2.2% in September. The price per barrel of West Texas Intermediate

Global investment returns diverged during the period

U.S. markets gained while international markets declined Returns for twelve months ended October 31, 2018

Source: U.S. broad market: Russell 3000® Index; U.S. growth: Russell 3000 Growth Index; U.S. value: Russell 3000 Value Index; International: MSCI EAFE Index; Emerging markets: MSCI Emerging Markets Index. As of October 31, 2018.

crude oil rose from just over $54 on November 1, 2017, to more than $65 by October 31, 2018. The U.S. dollar lost ground early but recovered later to end the period slightly ahead, relative to most major global currencies.

Growth-oriented stocks and large-cap shares posted the largest gains

In the U.S. equity market, growth stocks substantially outperformed value shares across all market capitalizations for the period. Large-cap stocks gained 7.0%. Mid-cap shares returned 2.8%, and small-cap equities advanced 1.9%. Among large-cap stocks, growth equities gained 10.7% and value shares returned 3.0%. Mid-cap growth shares climbed 6.1%, while mid-cap value stocks edged higher by only 0.2%. Small-cap growth equities gained 4.1%, while small-cap value shares returned –0.6%.

Internationally, developed- and emerging-markets stocks both recorded losses for the period. Moderate gains over the first six months were lost to declines suffered during the second half. The MSCI EAFE Index, which tracks stock performance in 21 developed-market countries outside North America, returned –6.9% for the twelve-month period. The MSCI Emerging Markets Index returned –12.5%.

Global economic growth trailed U.S. expansion

U.S. equity markets advanced over the first nine months of the period, benefiting from solid economic growth, federal tax-cut legislation and confident consumers. But stocks gave back some of the gains over the final three months of the period, particularly during more volatile equity markets in October. Increasing concerns about rising interest rates, the potential for higher inflation and the U.S. economy’s ability to sustain strong growth amid slowing global expansion negatively affected the markets.

The U.S. Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%. The Fed has raised the rate eight times since it began to reverse economic stimulus policies in December 2015. Policymakers also raised their U.S. economic forecasts in September 2018 and signaled that further rate increases were possible.

Economic growth in Europe slowed during the period. GDP in the 19-nation euro area grew 1.7% during the third quarter of 2018 when compared to the same period in 2017, according to a preliminary estimate. China’s economy also slowed late in the period. The country reported third-quarter GDP of 6.5%, its slowest growth since 2009. The European Central Bank left low benchmark interest rates unchanged but indicated that it would likely cease its stimulative bond-buying policy by the end of 2018. The Bank of England raised its benchmark interest rate twice during the period to 0.75% amid strength in the labor market and credit growth.

6	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports, instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Funds’ holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at TIAA.org; or
•	By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-Q filings. Form N-CSR filings are as of October 31 or April 30; Form N-Q filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. Call 202-551-8090 for more information.

Proxy voting

TIAA-CREF Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at TIAA.org or on the SEC’s website at sec.gov. You can also call us at 800-842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-842-2252.

Fund management

The TIAA-CREF Funds are managed by the portfolio management teams of Teachers Advisors, LLC. The members of these teams are responsible for the day-to-day investment management of the funds.

TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	7

About the funds’ benchmarks

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI EAFE Index measures the performance of the leading stocks in 21 developed-market countries outside North America—in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index measures the performance of the leading stocks in 24 emerging-market countries in Europe, Asia, Africa, Latin America and the Middle East.

Large-cap indexes

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Small-cap index

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. For additional details about the benchmark indexes, please read the funds’ latest prospectus.

Russell 1000, Russell 2000 and Russell 3000 are trademarks and service marks of Frank Russell Company. TIAA products are not promoted or sponsored by, or affiliated with, Frank Russell Company. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of Standard & Poor’s Financial Services, LLC, a division of S&P Global.

8	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense examples that appear in this report are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2018–October 31, 2018).

Actual expenses

The first section in each table uses the Fund’s actual expenses and its actual rate of return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second section in each table shows hypothetical account values and expenses based on the Fund’s actual expense ratio for each share class for the six-month period and an assumed 5%-per-year rate of return before expenses. This was not the share class’ actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period, but rather allows you to compare the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	9

Equity Index Fund

Expense example

Six months ended October 31, 2018

Equity Index Fund	Beginning account value (5/1/18)	Ending account value (10/31/18)	Expenses paid during period* (5/1/18– 10/31/18)
Actual return
Institutional Class	$1,000.00	$1,026.53	$0.26
Advisor Class	1,000.00	1,026.53	0.92
Premier Class	1,000.00	1,026.10	1.02
Retirement Class	1,000.00	1,025.65	1.53
Retail Class	1,000.00	1,025.06	1.68
5% annual hypothetical return
Institutional Class	1,000.00	1,024.95	0.26
Advisor Class	1,000.00	1,024.30	0.92
Premier Class	1,000.00	1,024.20	1.02
Retirement Class	1,000.00	1,023.69	1.53
Retail Class	1,000.00	1,023.54	1.68

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.05% for the Institutional Class, 0.18% for the Advisor Class, 0.20% for the Premier Class, 0.30% for the Retirement Class and 0.33% for the Retail Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2018
Information technology	20.5
Health care	14.5
Financials	14.0
Consumer discretionary	10.1
Industrials	9.9
Communication services	9.1
Consumer staples	6.6
Energy	5.4
Real estate	3.7
Utilities	3.0
Materials	2.9
Short-term investments, other assets & liabilities, net	0.3
Total	100.0

Performance for the twelve months ended October 31, 2018

The Equity Index Fund returned 6.52% for the Institutional Class, compared with the 6.60% return of its benchmark, the Russell 3000® Index.

For the twelve-month period, the Fund’s return slightly underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

Stock gains marred by late-period volatility, U.S. economy remained strong

The U.S. economy continued to expand during the twelve-month period, initially growing at a moderate pace before finishing with its strongest back-to-back quarterly growth rates in the second and third quarters since 2014. The unemployment rate declined to 3.7%—its lowest level in almost 50 years—in September 2018 and remained there at period-end. Annualized core inflation, which includes all items except food and energy, was 2.1% in October, down slightly from 2.2% in September. The price per barrel of West Texas Intermediate crude oil rose, while the U.S. dollar, which initially declined against most major currencies, recovered later in the period.

For the first three-quarters of the period, equity markets benefited from the growing U.S. economy, high levels of consumer confidence and legislation that reduced federal income taxes. But stocks lost ground amid heightened volatility over the final three months as investors grew concerned about the combination of rising interest rates and potentially slower global economic growth. The Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%. Trade tensions between the United States and China persisted through much of the period, but their impact on stock prices was sporadic.

Performance as of October 31, 2018

Equity Index Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	7/1/99	6.52%	10.79%		13.31%		0.05%	0.05%
Advisor Class	12/4/15	6.44	10.75	†	13.30	†	0.15	0.15
Premier Class	9/30/09	6.36	10.61		13.16	†	0.20	0.20
Retirement Class	3/31/06	6.29	10.51		13.03		0.30	0.30
Retail Class	3/31/06	6.24	10.47		13.00		0.33	0.33
Russell 3000 Index	—	6.60	10.81		13.35		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor and Premier classes that is prior to their respective inception dates is based on the performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor and Premier classes. If these higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

10	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

For the twelve months, the Russell 3000 Index, a broad measure of the U.S. stock market, advanced 6.60%. Large-cap stocks outpaced smaller equities, and growth shares outperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2018, the Russell 3000 Index earned an average annual return of 13.35%.

Technology gains drove the benchmark higher

Nine of the eleven industry sectors in the Russell 3000 Index produced gains for the twelve months. Information technology, the largest sector for the period, recorded the highest gain with a return of 15.6%. The consumer discretionary sector advanced 13.1% and health care, the index’s third-largest component, rose 11.3%. Together, these three sectors represented more than 40.0% of the index’s total market capitalization on October 31, 2018. Financials, the second-largest sector, returned a mere 0.1%.

Materials and industrials were the worst-performing sectors, returning –10.7% and –1.4%, respectively.

Four of the benchmark’s five largest stocks outperformed

For the twelve-month period, four of the five largest stocks in the Russell 3000 Index produced returns that surpassed the overall gain of the benchmark. The three largest stocks—Apple, Microsoft and Amazon.com—posted impressive gains that easily surpassed the overall performance of the index. In September 2018, Amazon followed Apple to become the second company to reach a $1 trillion market capitalization, while Microsoft’s cloud computing business experienced rapid growth. Berkshire Hathaway exceeded the benchmark but more modestly, while Johnson & Johnson posted a gain for the period but underperformed the index.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2018
More than $50 billion	57.1
More than $15 billion–$50 billion	20.8
More than $2 billion–$15 billion	18.3
$2 billion or less	3.8
Total	100.0

Fund profile

as of 10/31/2018
Net assets	$17.62 billion
Portfolio turnover rate	5%
Number of holdings	2,860
Weighted median market capitalization	$73.40 billion
Price/earnings ratio (weighted 12-month trailing average)*	21.2

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	11

Large-Cap Growth Index Fund

Expense example

Six months ended October 31, 2018

Large-Cap Growth Index Fund	Beginning account value (5/1/18)	Ending account value (10/31/18)	Expenses paid during period* (5/1/18– 10/31/18)
Actual return
Institutional Class	$1,000.00	$1,047.38	$0.26
Advisor Class	1,000.00	1,046.38	0.93
Retirement Class	1,000.00	1,045.70	1.55
5% annual hypothetical return
Institutional Class	1,000.00	1,024.95	0.26
Advisor Class	1,000.00	1,024.30	0.92
Retirement Class	1,000.00	1,023.69	1.53

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.05% for the Institutional Class, 0.18% for the Advisor Class and 0.30% for the Retirement Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2018
Information technology	32.5
Consumer discretionary	14.8
Health care	13.6
Communication services	12.0
Industrials	11.7
Consumer staples	6.0
Financials	4.4
Real estate	2.2
Materials	1.8
Energy	0.9
Short-term investments, other assets & liabilities, net	0.1
Total	100.0

Performance for the twelve months ended October 31, 2018

The Large-Cap Growth Index Fund returned 10.67% for the Institutional Class, compared with the 10.71% return of its benchmark, the Russell 1000® Growth Index.

For the twelve-month period, the Fund’s return slightly underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

Stock gains marred by late-period volatility, U.S. economy remained strong

The U.S. economy continued to expand during the twelve-month period, initially growing at a moderate pace before finishing with its strongest back-to-back quarterly growth rates in the second and third quarters since 2014. The unemployment rate declined to 3.7%—its lowest level in almost 50 years—in September 2018 and remained there at period-end. Annualized core inflation, which includes all items except food and energy, was 2.1% in October, down slightly from 2.2% in September. The price per barrel of West Texas Intermediate crude oil rose, while the U.S. dollar, which initially declined against most major currencies, recovered later in the period.

For the first three-quarters of the period, equity markets benefited from the growing U.S. economy, high levels of consumer confidence and legislation that reduced federal income taxes. But stocks lost ground amid heightened volatility over the final three months as investors grew concerned about the combination of rising interest rates and potentially slower global economic growth. The Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%. Trade tensions between the United States and China persisted through much of the period, but their impact on stock prices was sporadic.

Performance as of October 31, 2018

Large-Cap Growth Index Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	10.67%	13.36%		15.38%		0.06%	0.06%
Advisor Class	12/4/15	10.49	13.29	†	15.34	†	0.19	0.19
Retirement Class	10/1/02	10.37	13.07		15.09		0.31	0.31
Russell 1000 Growth Index	—	10.71	13.43		15.45		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If these higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.

12	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, advanced 6.60%. Large-cap stocks outpaced smaller equities, and growth shares outperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2018, the Russell 1000 Growth Index had an average annual gain of 15.45%, outperforming the 11.30% and 13.35% average annual returns of the Russell 1000 Value Index and the Russell 3000 Index, respectively.

Technology fueled the benchmark’s rise

Eight of the eleven industry sectors in the Russell 1000 Growth Index registered gains for the twelve months. Information technology, the biggest sector for the period, climbed 18.7% and contributed nearly one-half of the index’s return, lifted by positive earnings reports. Consumer discretionary and health care were the next-largest sectors and also made the next-largest contributions to return, with gains of 19.6% and 8.3%, respectively. Together, these three sectors represented almost 60.0% of the index’s total market capitalization on October 31, 2018. Materials and energy were the worst-performing sectors, returning –10.5% and –9.1%, respectively. However, their combined weighting was less than 4.0%.

Three of the benchmark’s five largest stocks outperformed

For the twelve-month period, returns for the benchmark’s five largest holdings were mixed. The three largest stocks—Apple, Microsoft and Amazon.com—posted impressive gains that easily surpassed the overall performance of the index. In September 2018, Amazon followed Apple to become the second company to reach a $1 trillion market capitalization, while Microsoft’s cloud computing business has experienced rapid growth. Alphabet, the parent company of Google, advanced but significantly trailed the benchmark, while Facebook recorded a double-digit loss.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2018
More than $50 billion	67.1
More than $15 billion–$50 billion	20.2
More than $2 billion–$15 billion	12.7
Total	100.0

Fund profile

as of 10/31/2018
Net assets	$6.12 billion
Portfolio turnover rate	28%
Number of holdings	547
Weighted median market capitalization	$108.75 billion
Price/earnings ratio (weighted 12-month trailing average)*	25.8

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	13

Large-Cap Value Index Fund

Expense example

Six months ended October 31, 2018

Large-Cap Value Index Fund	Beginning account value (5/1/18)	Ending account value (10/31/18)	Expenses paid during period* (5/1/18– 10/31/18)
Actual return
Institutional Class	$1,000.00	$1,010.47	$0.25
Advisor Class	1,000.00	1,009.43	0.96
Retirement Class	1,000.00	1,009.27	1.52
5% annual hypothetical return
Institutional Class	1,000.00	1,024.95	0.26
Advisor Class	1,000.00	1,024.25	0.97
Retirement Class	1,000.00	1,023.69	1.53

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.05% for the Institutional Class, 0.19% for the Advisor Class and 0.30% for the Retirement Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2018
Financials	23.1
Health care	15.2
Energy	10.0
Information technology	9.5
Consumer staples	7.8
Industrials	7.5
Communication services	7.1
Utilities	5.9
Consumer discretionary	5.2
Real estate	4.7
Materials	3.9
Short-term investments, other assets & liabilities, net	0.1
Total	100.0

Performance for the twelve months ended October 31, 2018

The Large-Cap Value Index Fund returned 2.97% for the Institutional Class, compared with the 3.03% return of its benchmark, the Russell 1000® Value Index.

For the twelve-month period, the Fund’s return slightly underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

Stock gains marred by late-period volatility, U.S. economy remained strong

The U.S. economy continued to expand during the twelve-month period, initially growing at a moderate pace before finishing with its strongest back-to-back quarterly growth rates in the second and third quarters since 2014. The unemployment rate declined to 3.7%—its lowest level in almost 50 years—in September 2018 and remained there at period-end. Annualized core inflation, which includes all items except food and energy, was 2.1% in October, down slightly from 2.2% in September. The price per barrel of West Texas Intermediate crude oil rose, while the U.S. dollar, which initially declined against most major currencies, recovered later in the period.

For the first three-quarters of the period, equity markets benefited from the growing U.S. economy, high levels of consumer confidence and legislation that reduced federal income taxes. But stocks lost ground amid heightened volatility over the final three months as investors grew concerned about the combination of rising interest rates and potentially slower global economic growth. The Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%. Trade tensions between the United States and China persisted through much of the period, but their impact on stock prices was sporadic.

Performance as of October 31, 2018

Large-Cap Value Index Fund		Total return	Average annual total return				Annual operating expenses*
	Inception date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	2.97%	8.55%		11.23%		0.06%	0.06%
Advisor Class	12/4/15	2.77	8.48	†	11.19	†	0.19	0.19
Retirement Class	10/1/02	2.68	8.27		10.95		0.30	0.30
Russell 1000 Value Index	—	3.03	8.61		11.30		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If these higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.

14	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, advanced 6.60%. Large-cap stocks outpaced smaller equities, and growth shares outperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2018, the Russell 1000 Value Index had an average annual gain of 11.30%, lagging the 15.45% and 13.35% average annual returns of the Russell 1000 Growth Index and the Russell 3000 Index, respectively.

Health care drove the benchmark higher

Seven of the eleven industry sectors in the Russell 1000 Value Index produced gains for the twelve months. The heavily weighted health care sector rose 13.8% and contributed more than one-half of the index’s return, buoyed by strong earnings reports and stable growth prospects. Communication services, information technology and energy also made sizeable contributions, advancing 20.1%, 8.1% and 3.5%, respectively. Together, these four sectors represented close to 40.0% of the benchmark’s total market capitalization on October 31, 2018.

Financials, the largest sector, returned –0.6% amid concerns about banks’ profitability. Materials and industrials were the weakest performers, declining 9.3% and 8.2%, respectively.

Benchmark’s largest stocks recorded mixed results

For the twelve-month period, the returns of the benchmark’s five largest stocks diverged. The two biggest holdings, JPMorgan Chase and Berkshire Hathaway, delivered healthy gains that surpassed the overall performance of the index. Johnson & Johnson slightly outperformed the benchmark despite declining in the first half of the period. Johnson & Johnson’s stock rose in the second half, helped by better-than-expected revenues and earnings as well as plans to seek approval for new uses of at least ten existing drugs with potential sales of more than $500 million. Bank of America advanced but lagged the index, while Exxon Mobil posted a modest loss, despite higher oil prices.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2018
More than $50 billion	55.8
More than $15 billion–$50 billion	25.1
More than $2 billion–$15 billion	19.0
$2 billion or less	0.1
Total	100.0

Fund profile

as of 10/31/2018
Net assets	$6.36 billion
Portfolio turnover rate	27%
Number of holdings	729
Weighted median market capitalization	$67.01 billion
Price/earnings ratio (weighted 12-month trailing average)*	17.0

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	15

S&P 500 Index Fund

Expense example

Six months ended October 31, 2018

S&P 500 Index Fund	Beginning account value (5/1/18)	Ending account value (10/31/18)	Expenses paid during period* (5/1/18– 10/31/18)
Actual return
Institutional Class	$1,000.00	$1,033.57	$0.26
Advisor Class	1,000.00	1,032.93	0.97
Retirement Class	1,000.00	1,032.08	1.54
5% annual hypothetical return
Institutional Class	1,000.00	1,024.95	0.26
Advisor Class	1,000.00	1,024.25	0.97
Retirement Class	1,000.00	1,023.69	1.53

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.05% for the Institutional Class, 0.19% for the Advisor Class and 0.30% for the Retirement Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition

Sector	% of net assets as of 10/31/2018
Information technology	20.5
Health care	15.0
Financials	13.6
Communication services	10.1
Consumer discretionary	9.8
Industrials	9.3
Consumer staples	7.4
Energy	5.7
Utilities	3.1
Real estate	2.8
Materials	2.6
Short-term investments, other assets & liabilities, net	0.1
Total	100.0

Performance for the twelve months ended October 31, 2018

The S&P 500 Index Fund returned 7.26% for the Institutional Class, compared with the 7.35% return of its benchmark, the S&P 500® Index.

For the twelve-month period, the Fund’s return slightly underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

Stock gains marred by late-period volatility, U.S. economy remained strong

The U.S. economy continued to expand during the twelve-month period, initially growing at a moderate pace before finishing with its strongest back-to-back quarterly growth rates in the second and third quarters since 2014. The unemployment rate declined to 3.7%—its lowest level in almost 50 years—in September 2018 and remained there at period-end. Annualized core inflation, which includes all items except food and energy, was 2.1% in October, down slightly from 2.2% in September. The price per barrel of West Texas Intermediate crude oil rose, while the U.S. dollar, which initially declined against most major currencies, recovered later in the period.

For the first three-quarters of the period, equity markets benefited from the growing U.S. economy, high levels of consumer confidence and legislation that reduced federal income taxes. But stocks lost ground amid heightened volatility over the final three months as investors grew concerned about the combination of rising interest rates and potentially slower global economic growth. The Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%. Trade tensions between the United States and China persisted through much of the period, but their impact on stock prices was sporadic.

Performance as of October 31, 2018
S&P 500 Index Fund		Total return	Average annual total return				Annual operating expenses*
	Inception
	date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	7.26%	11.26%		13.16%		0.06%	0.06%
Advisor Class	12/4/15	7.12	11.20	†	13.13	†	0.19	0.19
Retirement Class	10/1/02	6.97	10.98		12.88		0.31	0.31
S&P 500 Index	—	7.35	11.34		13.24		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If these higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.

16	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

For the twelve months, the large-cap-oriented S&P 500 Index outperformed the Russell 3000® Index, a broad measure of the U.S. stock market, which gained 6.60%. A portion of the Russell 3000 Index consists of small-cap equities, which underperformed large caps for the period.

For the ten years ended October 31, 2018, the S&P 500 Index produced an average annual gain of 13.24%, slightly behind the 13.35% average annual return of the Russell 3000 Index.

Consumer discretionary, information technology led the benchmark higher

Nine of the eleven industry sectors in the S&P 500 Index posted gains for the twelve months. The heavily weighted consumer discretionary sector generated the largest return, rising 17.6% amid strong economic growth and solid consumer spending. Information technology and health care, the largest and second-largest index components, also made sizable contributions, advancing 12.2% and 11.4%, respectively. Together, these three sectors made up more than one-half of the index’s total market capitalization on October 31, 2018. Among other sizable sectors in the benchmark, financials rose 0.6%.

Materials was the worst-performing component with a return of –11.1%. Industrials also suffered losses.

Four of the benchmark’s five largest stocks outperformed

For the twelve-month period, four of the five largest stocks in the S&P 500 Index produced returns that surpassed the overall gain of the benchmark. The three largest stocks—Apple, Microsoft and Amazon.com—posted impressive gains that easily surpassed the overall performance of the index. In September 2018, Amazon followed Apple to become the second company to reach a $1 trillion market capitalization, while Microsoft’s cloud computing business experienced rapid growth. Berkshire Hathaway exceeded the benchmark but more modestly, while Johnson & Johnson posted a gain for the period but underperformed the index.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2018
More than $50 billion	68.2
More than $15 billion–$50 billion	24.0
More than $2 billion–$15 billion	7.8
Total	100.0

Fund profile
as of 10/31/2018
Net assets	$4.78 billion
Portfolio turnover rate	8%
Number of holdings	507
Weighted median market capitalization	$106.45 billion
Price/earnings ratio (weighted 12-month trailing average)*	20.2

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	17

Small-Cap Blend Index Fund

Expense example

Six months ended October 31, 2018

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Small-Cap	value	value	(5/1/18–
Blend Index Fund	(5/1/18)	(10/31/18)	10/31/18)
Actual return
Institutional Class	$1,000.00	$986.95	$0.30
Advisor Class	1,000.00	986.47	1.05
Retirement Class	1,000.00	985.61	1.55
5% annual hypothetical return
Institutional Class	1,000.00	1,024.90	0.31
Advisor Class	1,000.00	1,024.15	1.07
Retirement Class	1,000.00	1,023.64	1.58

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.06% for the Institutional Class, 0.21% for the Advisor Class and 0.31% for the Retirement Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition
Sector	% of net assets as of 10/31/2018
Financials	17.5
Health care	15.5
Industrials	14.6
Information technology	13.6
Consumer discretionary	12.2
Real estate	7.0
Energy	4.5
Materials	3.9
Utilities	3.3
Communication services	3.3
Consumer staples	2.8
Short-term investments, other assets & liabilities, net	1.8
Total	100.0

Performance for the twelve months ended October 31, 2018

The Small-Cap Blend Index Fund returned 1.99% for the Institutional Class, compared with the 1.85% return of its benchmark, the Russell 2000® Index.

For the twelve-month period, the Fund’s return outperformed that of its benchmark index, despite the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark. During the twelve months, the Fund participated in a securities lending program.

Stock gains marred by late-period volatility, U.S. economy remained strong

The U.S. economy continued to expand during the twelve-month period, initially growing at a moderate pace before finishing with its strongest back-to-back quarterly growth rates in the second and third quarters since 2014. The unemployment rate declined to 3.7%—its lowest level in almost 50 years—in September 2018 and remained there at period-end. Annualized core inflation, which includes all items except food and energy, was 2.1% in October, down slightly from 2.2% in September. The price per barrel of West Texas Intermediate crude oil rose, while the U.S. dollar, which initially declined against most major currencies, recovered later in the period.

For the first three-quarters of the period, equity markets benefited from the growing U.S. economy, high levels of consumer confidence and legislation that reduced federal income taxes. But stocks lost ground amid heightened volatility over the final three months as investors grew concerned about the combination of rising interest rates and potentially slower global economic growth. The Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%. Trade tensions between the United States and China persisted through much of the period, but their impact on stock prices was sporadic.

Performance as of October 31, 2018
Small-Cap Blend Index Fund		Total return	Average annual total return				Annual operating expenses*
	Inception
	date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	1.99%	8.24%		12.57%		0.06%	0.06%
Advisor Class	12/4/15	1.84	8.18	†	12.54	†	1.17	0.21
Retirement Class	10/1/02	1.75	7.96		12.28		0.31	0.31
Russell 2000 Index	—	1.85	8.01		12.44		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If these higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.

18	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

For the twelve months, the Russell 3000® Index, a broad measure of the U.S. stock market, advanced 6.60%. Large-cap stocks outpaced smaller equities, and growth shares outperformed value stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2018, the Russell 2000 Index produced an average annual gain of 12.44%, trailing the 13.35% average annual return of the Russell 3000 Index.

Health care drove the benchmark higher

Five of the eleven industry sectors in the Russell 2000 Index posted gains for the twelve months. The heavily weighted health care sector rose 10.7% and contributed most to the index’s return, buoyed by strong earnings reports and stable growth prospects. Consumer staples, consumer discretionary and information technology also made sizable contributions, advancing 6.3%, 6.2% and 3.4%, respectively. Together, these four sectors represented nearly 45.0% of the index’s total market capitalization on October 31, 2018. Communication services, the index’s smallest sector, posted the highest return at 24.7%.

Materials was the worst-performing component with a return of –11.8%. Energy, financials, industrials, real estate and utilities also suffered losses.

All of the benchmark’s five largest stocks outperformed

For the twelve-month period, the benchmark’s five largest stocks all produced gains that substantially exceeded the index’s overall return. Ecommerce website Etsy, global blood and plasma supplies and services firm Haemonetics Corporation and discount store chain Five Below all generated triple-digit gains. Medical device manufacturer LivaNova and semiconductor manufacturer Integrated Device Technology posted sizable double-digit returns.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2018
More than $15 billion–$50 billion	0.1
More than $2 billion–$15 billion	49.1
$2 billion or less	50.8
Total	100.0

Fund profile
as of 10/31/2018
Net assets	$2.67 billion
Portfolio turnover rate	20%
Number of holdings	2,031
Weighted median market capitalization	$1.92 billion
Price/earnings ratio (weighted 12-month trailing average)*	42.1

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	19

Emerging Markets Equity Index Fund

Expense example

Six months ended October 31, 2018

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Emerging Markets	value	value	(5/1/18–
Equity Index Fund	(5/1/18)	(10/31/18)	10/31/18)
Actual return
Institutional Class	$1,000.00	$838.71	$0.97
Advisor Class	1,000.00	837.88	1.58
Premier Class	1,000.00	837.48	1.67
Retirement Class	1,000.00	837.21	2.13
Retail Class	1,000.00	837.34	2.69
5% annual hypothetical return
Institutional Class	1,000.00	1,024.15	1.07
Advisor Class	1,000.00	1,023.49	1.73
Premier Class	1,000.00	1,023.39	1.84
Retirement Class	1,000.00	1,022.89	2.35
Retail Class	1,000.00	1,022.28	2.96

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.21% for the Institutional Class, 0.34% for the Advisor Class, 0.36% for the Premier Class, 0.46% for the Retirement Class and 0.58% for the Retail Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition
Sector	% of net assets as of 10/31/2018
Financials	26.6
Information technology	14.7
Communication services	13.1
Consumer discretionary	9.9
Energy	8.5
Materials	7.2
Consumer staples	6.4
Industrials	5.4
Health care	2.8
Real estate	2.7
Utilities	2.6
Short-term investments, other assets & liabilities, net	0.1
Total	100.0

Performance for the twelve months ended October 31, 2018

The Emerging Markets Equity Index Fund returned –12.75% for the Institutional Class, compared with the –12.52% return of its benchmark, the MSCI Emerging Markets Index.

For the twelve-month period, the Fund’s return underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark. During the twelve months, the Fund participated in a securities lending program.

Slowing global economic growth led international stocks lower

Foreign stocks underperformed domestic equities during the period, posting moderate gains in the first half but retreating over the final six months. While the U.S. economy gained momentum in the second half, the expansion of other economies around the world slowed. The 19-nation euro area grew at a rate of 1.7% during the third calendar quarter of 2018 when compared to the same period in 2017, according to a preliminary estimate. Euro area growth over the summer months was the weakest in four years. China’s third-quarter growth of 6.5% was the country’s slowest since 2009.

Central banks took note of the diverging economic patterns. The European Central Bank left its low benchmark interest rates in place but indicated that it would likely cease its stimulative bond-buying policy by the end of 2018. Meanwhile, the U.S. Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%. The Bank of England raised its benchmark interest rate twice during the period to 0.75% amid strength in the labor market and credit growth.

For the twelve months, the MSCI Emerging Markets Index trailed the –6.85% return of the MSCI EAFE Index, which measures stock performance in 21

Performance as of October 31, 2018
Emerging Markets Equity Index Fund		Total return	Average annual total return				Annual operating expenses*
	Inception				since
	date	1 year	5 years		inception		gross	net
Institutional Class	8/31/10	–12.75%	0.74%		1.92%		0.21%	0.21%
Advisor Class	12/4/15	–12.86	0.69	†	1.88	†	0.36	0.36
Premier Class	8/31/10	–12.89	0.58		1.76		0.36	0.36
Retirement Class	8/31/10	–12.99	0.49		1.66		0.46	0.46
Retail Class	8/31/10	–13.07	0.37		1.52		0.58	0.58
MSCI Emerging Markets Index	—	–12.52	0.78		2.25	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If these higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.
‡	Performance is calculated from the inception date of the Institutional Class.

20	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

developed-market nations outside North America. The performance of both emerging markets and developed international markets trailed the 6.60% return of the Russell 3000® Index, a broad measure of the U.S. stock market.

China and South Korea push the benchmark lower

Sixteen of the 24 country components in the MSCI Emerging Markets Index posted negative results in U.S.-dollar terms for the twelve-month period. Returns for most emerging-markets nations were lower when translated into U.S. currency. China—the benchmark’s largest country—declined 16.7% as economic growth slowed. South Korea, the second-largest component, fell 19.9%. Taiwan, the third-largest nation, lost 9.0%. Turkey, which comprised a small part of the index, plunged 43.1%. On the upside, Brazil—a large component—advanced 4.7% as growth improved. Qatar was the largest gainer, rising 37.3%.

Four of the benchmark’s five largest stocks underperformed

For the twelve-month period, four of the benchmark’s five largest stocks posted returns that were substantially below those of the overall index. Chinese Internet provider Tencent Holdings, the largest holding, declined after posting its first quarterly profit decline in nearly 13 years. Naspers, a multinational Internet and media company, also declined sharply. Chinese ecommerce leader Alibaba Group and South Korean electronics maker Samsung Electronics also underperformed. Taiwan Semiconductor declined but outperformed the index.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at Fund’s inception

Institutional Class (inception August 31, 2010)

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by country
% of portfolio investments as of 10/31/2018
China	28.0
Korea, Republic of	13.4
Taiwan	11.3
India	8.2
Brazil	7.6
South Africa	5.4
Russia	3.7
United States	3.0
Mexico	2.7
Malaysia	2.4
21 other nations	12.7
Short-term investments	1.6
Total	100.0

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2018
More than $50 billion	31.1
More than $15 billion–$50 billion	26.3
More than $2 billion–$15 billion	39.1
$2 billion or less	3.5
Total	100.0

Fund profile
as of 10/31/2018
Net assets	$2.42 billion
Portfolio turnover rate	27%
Number of holdings	1,076
Weighted median market capitalization	$21.16 billion
Price/earnings ratio (weighted 12-month trailing average)*	11.5

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	21

International Equity Index Fund

Expense example

Six months ended October 31, 2018

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
International	value	value	(5/1/18–
Equity Index Fund	(5/1/18)	(10/31/18)	10/31/18)
Actual return
Institutional Class	$1,000.00	$903.59	$0.24
Advisor Class	1,000.00	903.00	0.91
Premier Class	1,000.00	902.86	0.96
Retirement Class	1,000.00	902.26	1.44
5% annual hypothetical return
Institutional Class	1,000.00	1,024.95	0.26
Advisor Class	1,000.00	1,024.25	0.97
Premier Class	1,000.00	1,024.20	1.02
Retirement Class	1,000.00	1,023.69	1.53

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.05% for the Institutional Class, 0.19% for the Advisor Class, 0.20% for the Premier Class and 0.30% for the Retirement Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower.

For more information about this expense example, please see page 9.

Portfolio composition
% of net assets
Sector	as of 10/31/2018
Financials	19.3
Industrials	13.9
Consumer staples	11.4
Health care	11.3
Consumer discretionary	10.7
Materials	7.5
Energy	6.1
Information technology	6.0
Communication services	5.5
Real estate	3.4
Utilities	3.3
Short-term investments, other assets & liabilities, net	1.6
Total	100.0

Performance for the twelve months ended October 31, 2018

The International Equity Index Fund returned –7.04% for the Institutional Class, compared with the –6.85% return of its benchmark, the MSCI EAFE Index.

For the twelve-month period, the Fund’s return underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark. During the twelve months, the Fund participated in a securities lending program.

Slowing global economic growth led international stocks lower

Foreign stocks underperformed domestic equities during the period, posting moderate gains in the first half but retreating over the final six months. While the U.S. economy gained momentum in the second half, the expansion of other economies around the world slowed. The 19-nation euro area grew at a rate of 1.7% during the third calendar quarter of 2018 when compared to the same period in 2017, according to a preliminary estimate. Euro area growth over the summer months was the weakest in four years. China’s third-quarter growth of 6.5% was the country’s slowest since 2009.

Central banks took note of the diverging economic patterns. The European Central Bank left its low benchmark interest rates in place but indicated that it would likely cease its stimulative bond-buying policy by the end of 2018. Meanwhile, the U.S. Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%. The Bank of England raised its benchmark interest rate twice during the period to 0.75% amid strength in the labor market and credit growth.

The MSCI EAFE Index, which measures stock performance in 21 developed-market nations outside North America, posted a decline for the twelve months and trailed the 6.60% gain of the broad U.S. stock market, as measured by the Russell 3000® Index. For the ten years ended October 31, 2018, the average

Performance as of October 31, 2018
International Equity Index Fund		Total return	Average annual total return				Annual operating expenses*
	Inception
	date	1 year	5 years		10 years		gross	net
Institutional Class	10/1/02	–7.04%	2.17%		6.89%		0.06%	0.06%
Advisor Class	12/4/15	–7.16	2.11	†	6.86	†	0.20	0.20
Premier Class	9/30/09	–7.18	2.02		6.75	†	0.21	0.21
Retirement Class	10/1/02	–7.29	1.92		6.62		0.31	0.31
MSCI EAFE Index	—	–6.85	2.02		6.89		—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor and Premier classes that is prior to their respective inception dates is based on the performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor and Premier classes. If these higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

22	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

annual gain of the MSCI EAFE Index was 6.89%, compared with the 13.35% average annual return of the Russell 3000 Index.

Currency translation diminished the benchmark’s U.S-dollar return

Returns for most country components in the MSCI EAFE Index were lower when translated into U.S. dollars. Japan, the index’s largest constituent at 24.6%, was an exception. Japan returned –4.2% in yen, but –3.6% in U.S.-dollar terms. At period-end, the EAFE index’s next-largest constituents were the United Kingdom (17.6%), France (11.1%) and Germany (9.1%). These markets returned –4.6%, –6.9% and –14.8%, respectively, in U.S.-dollar terms but declined less in their local currencies.

All but one of the benchmark’s five largest stocks had positive returns

British bank HSBC, the lone decliner, returned –10.8%. Trade tensions diminished HSBC’s global growth prospects. Nestlé—the largest stock in the index and considered a defensive stock by many investors—did well as market volatility intensified during the last few months of the period. Pharmaceutical company Novartis benefited from plans to spin off its Alcon eye-care business and buy back stock. Roche’s stock soared after the Swiss drug maker’s multiple sclerosis treatment Ocrevus® achieved blockbuster status with $1 billion in sales. Energy giant Royal Dutch Shell benefited from rising oil prices.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Holdings by country
% of portfolio investments as of 10/31/2018
Japan	24.4
United Kingdom	14.4
France	10.5
Switzerland	8.9
Germany	8.8
Australia	7.4
Netherlands	4.6
Hong Kong	3.2
Spain	2.9
Sweden	2.4
20 other nations	10.3
Short-term investments	2.2
Total	100.0

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2018
More than $50 billion	37.7
More than $15 billion–$50 billion	36.7
More than $2 billion–$15 billion	25.6
Total	100.0

Fund profile
as of 10/31/2018
Net assets	$11.39 billion
Portfolio turnover rate	4%
Number of holdings	936
Weighted median market capitalization	$33.90 billion
Price/earnings ratio (weighted 12-month trailing average)*	13.1

*	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	23

Summary portfolio of investments

Equity Index Fund  ■  October 31, 2018

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$137,572,254	0.8%
BANKS
5,947,882		Bank of America Corp	163,566,755	0.9
1,609,503		Citigroup, Inc	105,358,066	0.6
2,138,691		JPMorgan Chase & Co	233,160,093	1.3
2,774,084		Wells Fargo & Co	147,664,491	0.8
		Other	465,789,203	2.7
			1,115,538,608	6.3
CAPITAL GOODS
364,438		3M Co	69,337,974	0.4
345,750		Boeing Co	122,692,845	0.7
474,674		Honeywell International, Inc	68,742,289	0.4
		Other	952,755,663	5.4
			1,213,528,771	6.9
COMMERCIAL & PROFESSIONAL SERVICES			176,131,157	1.0
CONSUMER DURABLES & APPAREL			226,214,707	1.3
CONSUMER SERVICES
494,834		McDonald’s Corp	87,536,134	0.5
		Other	299,515,723	1.7
			387,051,857	2.2
DIVERSIFIED FINANCIALS			641,896,753	3.6
ENERGY
1,218,061		Chevron Corp	135,996,511	0.8
2,707,183	d	Exxon Mobil Corp	215,708,341	1.2
		Other	602,708,196	3.4
			954,413,048	5.4
FOOD & STAPLES RETAILING
911,905		Walmart, Inc	91,445,833	0.5
		Other	95,803,848	0.6
			187,249,681	1.1
FOOD, BEVERAGE & TOBACCO
1,209,714		Altria Group, Inc	78,679,799	0.4
2,443,121		Coca-Cola Co	116,976,633	0.7
906,542		PepsiCo, Inc	101,877,190	0.6
991,818		Philip Morris International, Inc	87,349,411	0.5
		Other	331,173,881	1.9
			716,056,914	4.1
HEALTH CARE EQUIPMENT & SERVICES
1,094,795		Abbott Laboratories	75,475,167	0.4
866,469		Medtronic plc	77,826,246	0.5
612,349		UnitedHealth Group, Inc	160,037,411	0.9
		Other	828,005,045	4.7
			1,141,343,869	6.5
HOUSEHOLD & PERSONAL PRODUCTS
1,593,317		Procter & Gamble Co	141,295,352	0.8
		Other	116,726,110	0.7
			258,021,462	1.5
Shares		Company	Value	% of net assets
INSURANCE
1,239,874	*	Berkshire Hathaway, Inc (Class B)	$254,521,335	1.4%
		Other	449,047,882	2.6
			703,569,217	4.0
MATERIALS
1,484,858		DowDuPont, Inc	80,063,543	0.4
		Other	438,150,580	2.5
			518,214,123	2.9
MEDIA & ENTERTAINMENT
190,923	*	Alphabet, Inc (Class A)	208,216,805	1.2
194,692	*	Alphabet, Inc (Class C)	209,638,505	1.2
2,916,353		Comcast Corp (Class A)	111,229,704	0.6
1,518,198	*	Facebook, Inc	230,447,274	1.3
265,940	*	NetFlix, Inc	80,255,373	0.5
953,821		Walt Disney Co	109,527,266	0.6
		Other	308,804,726	1.8
			1,258,119,653	7.2
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
965,372		AbbVie, Inc	75,154,210	0.4
412,509		Amgen, Inc	79,527,610	0.5
608,864		Eli Lilly & Co	66,025,212	0.4
1,716,673		Johnson & Johnson	240,317,053	1.4
3,706,939		Pfizer, Inc	159,620,793	0.9
1,700,745		Schering-Plough Corp	125,191,840	0.7
		Other	671,797,693	3.8
			1,417,634,411	8.1
REAL ESTATE			659,881,359	3.7
RETAILING
259,395	*	Amazon.com, Inc	414,515,804	2.4
737,346		Home Depot, Inc	129,684,414	0.7
		Other	484,996,385	2.7
			1,029,196,603	5.8
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
2,947,546		Intel Corp	138,180,957	0.8
371,230		NVIDIA Corp	78,266,421	0.4
		Other	407,608,824	2.3
			624,056,202	3.5
SOFTWARE & SERVICES
413,182		Accenture plc	65,125,747	0.4
314,827	*	Adobe, Inc	77,371,883	0.4
585,082		International Business Machines Corp	67,536,015	0.4
588,401		MasterCard, Inc (Class A)	116,309,225	0.7
4,842,428		Microsoft Corp	517,219,735	2.9
1,783,919		Oracle Corp	87,126,604	0.5
1,145,242		Visa, Inc (Class A)	157,871,610	0.9
		Other	801,102,057	4.5
			1,889,662,876	10.7
TECHNOLOGY HARDWARE & EQUIPMENT
3,085,563		Apple, Inc	675,306,318	3.8
3,010,193		Cisco Systems, Inc	137,716,330	0.8
		Other	268,610,048	1.5
			1,081,632,696	6.1

24	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Equity Index Fund  ■  October 31, 2018

Shares	Company	Value	% of net assets
TELECOMMUNICATION SERVICES
4,639,622	AT&T, Inc	$142,343,603	0.8%
2,641,289	Verizon Communications, Inc	150,791,189	0.8
	Other	45,249,306	0.3
		338,384,098	1.9
TRANSPORTATION
472,997	Union Pacific Corp	69,161,621	0.4
	Other	293,759,809	1.7
		362,921,430	2.1
UTILITIES		536,268,526	3.0
	TOTAL COMMON STOCKS (Cost $11,417,320,337)	17,574,560,275	99.7
RIGHTS / WARRANTS
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES		2,700	0.0
	TOTAL RIGHTS / WARRANTS (Cost $276)	2,700	0.0

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT		5,700,000	0.0
TREASURY DEBT		30,136,560	0.2
				% of net
Shares		Company	Value	assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
168,530,866	c	State Street Navigator Securities Lending Government Money Market Portfolio	$168,530,866	1.0%
			168,530,866	1.0
	TOTAL SHORT-TERM INVESTMENTS (Cost $204,367,270)		204,367,426	1.2
	TOTAL PORTFOLIO (Cost $11,621,687,883)		17,778,930,401	100.9
	OTHER ASSETS & LIABILITIES, NET		(154,137,397)	(0.9)
	NET ASSETS		$17,624,793,004	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/18, the aggregate value of securities on loan is $164,361,165.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of October 31, 2018 were as follows (See Note 3):

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
Russell 2000 E Mini Index	57	12/21/18	$ 4,309,099	$ 4,308,915	$ (184)
S&P 500 E Mini Index	236	12/21/18	32,002,144	31,990,980	(11,164)
S&P Mid-Cap 400 E Mini Index	24	12/21/18	4,393,957	4,379,520	(14,437)
Total	317		$40,705,200	$40,679,415	$(25,785)

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	25

Summary portfolio of investments

Large-Cap Growth Index Fund  ■  October 31, 2018

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$35,464,503	0.6%
BANKS			10,818,505	0.2
CAPITAL GOODS
230,626		3M Co	43,878,903	0.7
262,554		Boeing Co	93,169,913	1.5
258,554		Caterpillar, Inc	31,367,771	0.5
224,959		Honeywell International, Inc	32,578,562	0.6
109,611		Lockheed Martin Corp	32,209,192	0.5
		Other	257,137,156	4.2
			490,341,497	8.0
COMMERCIAL & PROFESSIONAL SERVICES			60,882,284	1.0
CONSUMER DURABLES & APPAREL
608,194		Nike, Inc (Class B)	45,638,878	0.7
		Other	49,687,359	0.8
			95,326,237	1.5
CONSUMER SERVICES
634,414		Starbucks Corp	36,967,304	0.6
		Other	98,823,327	1.6
			135,790,631	2.2
DIVERSIFIED FINANCIALS
580,653		Charles Schwab Corp	26,849,395	0.4
		Other	150,094,016	2.5
			176,943,411	2.9
ENERGY			52,074,158	0.9
FOOD & STAPLES RETAILING			18,286,943	0.3
FOOD, BEVERAGE & TOBACCO
915,780		Altria Group, Inc	59,562,331	1.0
1,439,792		Coca-Cola Co	68,937,241	1.1
211,800		Costco Wholesale Corp	48,423,834	0.8
608,120		PepsiCo, Inc	68,340,526	1.1
		Other	50,638,657	0.8
			295,902,589	4.8
HEALTH CARE EQUIPMENT & SERVICES
54,354	*	Intuitive Surgical, Inc	28,328,218	0.5
165,052		Stryker Corp	26,774,735	0.4
463,373		UnitedHealth Group, Inc	121,102,533	2.0
		Other	202,757,037	3.3
			378,962,523	6.2
HOUSEHOLD & PERSONAL PRODUCTS			50,767,441	0.8
INSURANCE			83,320,118	1.4
MATERIALS
163,968	*	Linde plc	27,131,785	0.5
		Other	81,588,472	1.3
			108,720,257	1.8
Shares		Company	Value	% of net assets
MEDIA & ENTERTAINMENT
363,860		Activision Blizzard, Inc	$25,124,533	0.4%
144,797	*	Alphabet, Inc (Class A)	157,912,712	2.6
147,594	*	Alphabet, Inc (Class C)	158,924,792	2.6
1,151,902	*	Facebook, Inc	174,847,205	2.8
201,745	*	NetFlix, Inc	60,882,606	1.0
517,399		Walt Disney Co	59,412,927	1.0
		Other	87,590,964	1.4
			724,695,739	11.8
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
733,684		AbbVie, Inc	57,117,299	0.9
295,158		Amgen, Inc	56,903,511	0.9
92,268	*	Biogen Idec, Inc	28,074,384	0.5
283,470		Eli Lilly & Co	30,739,487	0.5
465,017		Gilead Sciences, Inc	31,704,859	0.5
234,778		Johnson & Johnson	32,866,572	0.5
		Other	217,987,470	3.6
			455,393,582	7.4
REAL ESTATE
211,764		American Tower Corp	32,994,949	0.5
		Other	100,472,528	1.7
			133,467,477	2.2
RETAILING
196,982	*	Amazon.com, Inc	314,779,206	5.1
22,933	*	Booking Holdings, Inc	42,989,743	0.7
558,798		Home Depot, Inc	98,281,392	1.6
395,805		Lowe’s Companies, Inc	37,688,552	0.6
302,598		TJX Companies, Inc	33,249,468	0.6
		Other	109,376,896	1.8
			636,365,257	10.4
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
125,470		Broadcom, Inc	28,041,290	0.5
282,013		NVIDIA Corp	59,456,801	1.0
475,117		Texas Instruments, Inc	44,105,111	0.7
		Other	106,223,323	1.7
			237,826,525	3.9
SOFTWARE & SERVICES
312,210		Accenture plc	49,210,540	0.8
238,443	*	Adobe, Inc	58,599,752	1.0
214,166		Automatic Data Processing, Inc	30,857,037	0.5
320,152		International Business Machines Corp	36,955,145	0.6
445,912		MasterCard, Inc (Class A)	88,143,425	1.4
3,478,963		Microsoft Corp	371,588,038	6.1
576,160	*	PayPal Holdings, Inc	48,506,911	0.8
342,499	*	salesforce.com, Inc	47,004,563	0.8
867,853		Visa, Inc (Class A)	119,633,536	1.9
		Other	331,597,857	5.4
			1,182,096,804	19.3
TECHNOLOGY HARDWARE & EQUIPMENT
2,341,906		Apple, Inc	512,549,547	8.4
		Other	68,463,673	1.1
			581,013,220	9.5

26	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Growth Index Fund  ■  October 31, 2018

Shares		Company	Value	% of net assets
TELECOMMUNICATION SERVICES			$9,444,805	0.1%
TRANSPORTATION
119,491		FedEx Corp	26,328,647	0.4
329,485		Union Pacific Corp	48,177,297	0.8
333,650		United Parcel Service, Inc (Class B)	35,547,071	0.6
		Other	54,418,575	0.9
			164,471,590	2.7
	TOTAL COMMON STOCKS (Cost $4,034,340,833)		6,118,376,096	99.9
SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
22,330,287	c	State Street Navigator Securities Lending Government Money Market Portfolio	22,330,287	0.4
			22,330,287	0.4
	TOTAL SHORT-TERM INVESTMENTS (Cost $22,330,287)		22,330,287	0.4
	TOTAL PORTFOLIO (Cost $4,056,671,120)		6,140,706,383	100.3
	OTHER ASSETS & LIABILITIES, NET		(18,606,106)	(0.3)
	NET ASSETS		$6,122,100,277	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/18, the aggregate value of securities on loan is $22,427,084.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	27

Summary portfolio of investments

Large-Cap Value Index Fund  ■  October 31, 2018

Shares	Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS		$59,413,244	0.9%
BANKS
4,565,431	Bank of America Corp	125,549,353	2.0
1,234,509	Citigroup, Inc	80,810,959	1.3
1,640,036	JPMorgan Chase & Co	178,796,725	2.8
229,326	PNC Financial Services Group, Inc	29,466,098	0.4
750,008	US Bancorp	39,202,918	0.6
2,128,718	Wells Fargo & Co	113,311,659	1.8
	Other	163,435,104	2.6
		730,572,816	11.5
CAPITAL GOODS
4,208,587	General Electric Co	42,506,729	0.7
365,516	United Technologies Corp	45,400,742	0.7
	Other	258,187,368	4.1
		346,094,839	5.5
COMMERCIAL & PROFESSIONAL SERVICES		32,729,352	0.5
CONSUMER DURABLES & APPAREL		50,886,587	0.8
CONSUMER SERVICES
306,937	McDonald’s Corp	54,297,155	0.8
	Other	68,476,926	1.1
		122,774,081	1.9
DIVERSIFIED FINANCIALS
60,363	BlackRock, Inc	24,834,545	0.4
150,879	CME Group, Inc	27,647,068	0.4
172,872	Goldman Sachs Group, Inc	38,960,163	0.6
607,098	Morgan Stanley	27,720,095	0.5
	Other	189,740,796	3.0
		308,902,667	4.9
ENERGY
934,070	Chevron Corp	104,288,916	1.6
572,106	ConocoPhillips	39,990,209	0.6
249,262	EOG Resources, Inc	26,257,259	0.4
2,077,528	Exxon Mobil Corp	165,537,431	2.6
372,663	Occidental Petroleum Corp	24,994,507	0.4
679,644	Schlumberger Ltd	34,872,534	0.6
	Other	238,880,026	3.8
		634,820,882	10.0
FOOD & STAPLES RETAILING
412,335	Walgreens Boots Alliance, Inc	32,891,963	0.5
696,239	Walmart, Inc	69,818,847	1.1
	Other	16,750,367	0.3
		119,461,177	1.9
FOOD, BEVERAGE & TOBACCO
709,221	Mondelez International, Inc	29,773,098	0.5
757,980	Philip Morris International, Inc	66,755,299	1.0
	Other	136,771,981	2.2
		233,300,378	3.7
				% of net
Shares		Company	Value	assets
HEALTH CARE EQUIPMENT & SERVICES
834,670		Abbott Laboratories	$57,542,150	0.9%
127,562		Anthem, Inc	35,152,260	0.6
117,941		Becton Dickinson & Co	27,185,400	0.4
496,823		CVS Health Corp	35,965,017	0.6
302,442		Danaher Corp	30,062,735	0.5
250,644	*	Express Scripts Holding Co	24,304,949	0.4
660,014		Medtronic plc	59,282,457	0.9
		Other	155,144,966	2.4
			424,639,934	6.7
HOUSEHOLD & PERSONAL PRODUCTS
1,221,448		Procter & Gamble Co	108,318,009	1.7
		Other	32,364,880	0.5
			140,682,889	2.2
INSURANCE
830,267	*	Berkshire Hathaway, Inc (Class B)	170,437,210	2.7
226,900		Chubb Ltd	28,342,079	0.4
		Other	229,478,429	3.6
			428,257,718	6.7
MATERIALS
1,138,511		DowDuPont, Inc	61,388,513	1.0
		Other	187,477,064	2.9
			248,865,577	3.9
MEDIA & ENTERTAINMENT
2,240,325		Comcast Corp (Class A)	85,445,996	1.3
207,277		Walt Disney Co	23,801,618	0.4
		Other	98,726,891	1.6
			207,974,505	3.3
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
165,887		Allergan plc	26,211,805	0.4
1,079,571		Johnson & Johnson	151,129,144	2.4
2,845,136		Pfizer, Inc	122,511,556	1.9
1,217,854		Schering-Plough Corp	89,646,233	1.4
184,280		Thermo Fisher Scientific, Inc	43,057,022	0.7
		Other	108,865,610	1.7
			541,421,370	8.5
REAL ESTATE			300,047,889	4.7
RETAILING			100,029,287	1.6
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
2,263,645		Intel Corp	106,119,677	1.7
723,866		QUALCOMM, Inc	45,523,933	0.7
		Other	63,046,650	1.0
			214,690,260	3.4
SOFTWARE & SERVICES
1,240,687		Oracle Corp	60,595,153	0.9
		Other	126,470,598	2.0
			187,065,751	2.9
TECHNOLOGY HARDWARE & EQUIPMENT
2,308,558		Cisco Systems, Inc	105,616,528	1.6
		Other	94,199,683	1.5
			199,816,211	3.1

28	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Value Index Fund  ■  October 31, 2018

Shares		Company	Value	% of net assets
TELECOMMUNICATION SERVICES
3,564,512		AT&T, Inc	$109,359,228	1.7%
2,028,533		Verizon Communications, Inc	115,808,949	1.8
		Other	16,732,511	0.3
			241,900,688	3.8
TRANSPORTATION			99,448,785	1.6
UTILITIES
349,592		Duke Energy Corp	28,886,787	0.5
229,792		NextEra Energy, Inc	39,639,120	0.6
		Other	308,089,900	4.8
			376,615,807	5.9
	TOTAL COMMON STOCKS (Cost $5,387,982,339)		6,350,412,694	99.9

Principal		Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT			1,650,000	0.0

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
40,730,231	c	State Street Navigator Securities Lending Government Money Market Portfolio	40,730,231	0.7
			40,730,231	0.7
	TOTAL SHORT-TERM INVESTMENTS (Cost $42,380,231)		42,380,231	0.7
	TOTAL PORTFOLIO (Cost $5,430,362,570)		6,392,792,925	100.6
	OTHER ASSETS & LIABILITIES, NET		(36,765,209)	(0.6)
	NET ASSETS		$6,356,027,716	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/18, the aggregate value of securities on loan is $39,853,634.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	29

Summary portfolio of investments

S&P 500 Index Fund  ■  October 31, 2018

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$26,011,261	0.5%
BANKS
1,931,024		Bank of America Corp	53,103,160	1.1
522,173		Citigroup, Inc	34,181,444	0.7
698,797		JPMorgan Chase & Co	76,182,849	1.6
901,969		Wells Fargo & Co	48,011,810	1.0
		Other	75,363,588	1.6
			286,842,851	6.0
CAPITAL GOODS
122,092		3M Co	23,229,224	0.5
111,107		Boeing Co	39,427,430	0.8
154,394		Honeywell International, Inc	22,359,339	0.5
		Other	227,248,756	4.7
			312,264,749	6.5
COMMERCIAL & PROFESSIONAL SERVICES			29,624,681	0.6
CONSUMER DURABLES & APPAREL			53,200,082	1.1
CONSUMER SERVICES
161,591		McDonald’s Corp	28,585,448	0.6
		Other	55,090,969	1.1
			83,676,417	1.7
DIVERSIFIED FINANCIALS			167,103,781	3.5
ENERGY
397,908		Chevron Corp	44,426,428	0.9
880,492	d	Exxon Mobil Corp	70,157,603	1.5
		Other	156,826,667	3.3
			271,410,698	5.7
FOOD & STAPLES RETAILING
298,438		Walmart, Inc	29,927,363	0.6
		Other	26,035,053	0.6
			55,962,416	1.2
FOOD, BEVERAGE & TOBACCO
392,395		Altria Group, Inc	25,521,371	0.5
795,646		Coca-Cola Co	38,095,530	0.8
294,516		PepsiCo, Inc	33,097,708	0.7
323,379		Philip Morris International, Inc	28,479,989	0.6
		Other	91,074,937	1.9
			216,269,535	4.5
HEALTH CARE EQUIPMENT & SERVICES
365,101		Abbott Laboratories	25,170,063	0.5
280,513		Medtronic plc	25,195,678	0.5
200,267		UnitedHealth Group, Inc	52,339,780	1.1
		Other	217,952,348	4.6
			320,657,869	6.7
HOUSEHOLD & PERSONAL PRODUCTS
517,322		Procter & Gamble Co	45,876,115	0.9
		Other	32,670,642	0.7
			78,546,757	1.6
Shares		Company	Value	% of net assets
INSURANCE
405,851	*	Berkshire Hathaway, Inc (Class B)	$83,313,093	1.8%
		Other	110,260,690	2.3
			193,573,783	4.1
MATERIALS
480,355		DowDuPont, Inc	25,900,741	0.6
		Other	96,132,541	2.0
			122,033,282	2.6
MEDIA & ENTERTAINMENT
62,215	*	Alphabet, Inc (Class A)	67,850,435	1.4
64,028	*	Alphabet, Inc (Class C)	68,943,429	1.4
951,116		Comcast Corp (Class A)	36,275,564	0.8
501,683	*	Facebook, Inc	76,150,463	1.6
90,452	*	NetFlix, Inc	27,296,605	0.6
309,646		Walt Disney Co	35,556,650	0.7
		Other	70,451,931	1.5
			382,525,077	8.0
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
315,089		AbbVie, Inc	24,529,679	0.5
134,670		Amgen, Inc	25,963,029	0.5
198,808		Eli Lilly & Co	21,558,740	0.5
557,991		Johnson & Johnson	78,113,160	1.6
1,217,954		Pfizer, Inc	52,445,099	1.1
552,992		Schering-Plough Corp	40,705,741	0.9
		Other	152,420,367	3.2
			395,735,815	8.3
REAL ESTATE			133,403,533	2.8
RETAILING
85,202	*	Amazon.com, Inc	136,153,648	2.9
238,102		Home Depot, Inc	41,877,380	0.9
		Other	125,931,292	2.6
			303,962,320	6.4
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
959,160		Intel Corp	44,965,421	0.9
126,470		NVIDIA Corp	26,663,670	0.6
		Other	103,378,988	2.2
			175,008,079	3.7
SOFTWARE & SERVICES
133,691		Accenture plc	21,072,376	0.4
101,762	*	Adobe, Inc	25,009,029	0.5
189,831		International Business Machines Corp	21,912,192	0.5
189,678		MasterCard, Inc (Class A)	37,493,650	0.8
1,595,192		Microsoft Corp	170,382,458	3.6
587,794		Oracle Corp	28,707,859	0.6
157,380	*	salesforce.com, Inc	21,598,831	0.4
369,451		Visa, Inc (Class A)	50,928,820	1.1
		Other	132,444,247	2.8
			509,549,462	10.7
TECHNOLOGY HARDWARE & EQUIPMENT
954,367		Apple, Inc	208,872,762	4.4
949,763		Cisco Systems, Inc	43,451,657	0.9
		Other	52,738,679	1.1
			305,063,098	6.4

30	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

S&P 500 Index Fund  ■  October 31, 2018

Shares		Company	Value	% of net assets
TELECOMMUNICATION SERVICES
1,508,958		AT&T, Inc	$46,294,831	1.0%
859,673		Verizon Communications, Inc	49,078,732	1.0
		Other	4,107,401	0.1
			99,480,964	2.1
TRANSPORTATION
153,789		Union Pacific Corp	22,487,027	0.5
		Other	78,225,303	1.6
			100,712,330	2.1
UTILITIES			147,579,738	3.1

	TOTAL COMMON STOCKS (Cost $2,920,113,909)		4,770,198,578	99.9

Principal		Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT			1,450,000	0.0

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
9,050,318	c	State Street Navigator Securities Lending Government Money Market Portfolio	9,050,318	0.2
			9,050,318	0.2
	TOTAL SHORT-TERM INVESTMENTS (Cost $10,500,318)		10,500,318	0.2
	TOTAL PORTFOLIO (Cost $2,930,614,227)		4,780,698,896	100.1
	OTHER ASSETS & LIABILITIES, NET		(5,611,602)	(0.1)
	NET ASSETS		$4,775,087,294	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/18, the aggregate value of securities on loan is $8,885,436.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of October 31, 2018 were as follows (See Note 3):

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	14	12/21/18	$ 1,861,762	$ 1,897,770	$ 36,008

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	31

Summary portfolio of investments

Small-Cap Blend Index Fund  ■  October 31, 2018

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$27,826,169	1.1%
BANKS
125,796	*	Essent Group Ltd	4,958,878	0.2
85,246	e	First Financial Bankshares, Inc	5,028,662	0.2
72,556		IBERIABANK Corp	5,404,696	0.2
108,794		MB Financial, Inc	4,829,366	0.2
472,766	*	MGIC Investment Corp	5,772,473	0.2
282,676		Radian Group, Inc	5,424,552	0.2
		Other	279,872,935	10.5
			311,291,562	11.7
CAPITAL GOODS
74,902		EMCOR Group, Inc	5,316,544	0.2
69,602		Woodward Governor Co	5,125,491	0.2
		Other	232,757,573	8.7
			243,199,608	9.1
COMMERCIAL & PROFESSIONAL SERVICES
49,485		Insperity, Inc	5,435,927	0.2
72,432		Tetra Tech, Inc	4,783,410	0.2
		Other	97,464,403	3.6
			107,683,740	4.0
CONSUMER DURABLES & APPAREL
38,899	*	Deckers Outdoor Corp	4,946,786	0.2
		Other	67,897,122	2.5
			72,843,908	2.7
CONSUMER SERVICES
115,134	*	Planet Fitness, Inc	5,651,928	0.2
87,753		Texas Roadhouse, Inc (Class A)	5,305,546	0.2
		Other	90,651,956	3.4
			101,609,430	3.8
DIVERSIFIED FINANCIALS
144,099		Blackstone Mortgage Trust, Inc	4,861,900	0.2
62,979	*	Green Dot Corp	4,770,029	0.2
		Other	74,787,277	2.8
			84,419,206	3.2
ENERGY			119,377,003	4.5
FOOD & STAPLES RETAILING			14,062,374	0.5
FOOD, BEVERAGE & TOBACCO			43,327,205	1.6
HEALTH CARE EQUIPMENT & SERVICES
94,697	*	Globus Medical, Inc	5,004,737	0.2
66,958	*	Haemonetics Corp	6,995,102	0.3
70,108	*	HealthEquity, Inc	6,435,915	0.2
63,464	*	LivaNova plc	7,107,333	0.3
74,617	*	Medidata Solutions, Inc	5,245,575	0.2
86,645	*	Teladoc, Inc	6,007,964	0.2
		Other	144,638,101	5.4
			181,434,727	6.8
HOUSEHOLD & PERSONAL PRODUCTS			15,877,729	0.6
Shares		Company	Value	% of net assets
INSURANCE
68,990		Kemper Corp	$5,187,358	0.2%
55,583		Primerica, Inc	6,099,679	0.2
74,798		Selective Insurance Group, Inc	4,850,650	0.2
		Other	58,053,998	2.2
			74,191,685	2.8
MATERIALS
55,028	*	Ingevity Corp	5,011,950	0.2
		Other	99,328,471	3.7
			104,340,421	3.9
MEDIA & ENTERTAINMENT			66,862,557	2.5
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
293,353	*	Endo International plc	4,969,400	0.2
34,982	*	Loxo Oncology, Inc	5,340,352	0.2
		Other	222,541,792	8.3
			232,851,544	8.7
REAL ESTATE
162,068		First Industrial Realty Trust, Inc	4,975,488	0.2
229,290		Sabra Healthcare REIT, Inc	4,964,129	0.2
		Other	175,856,566	6.6
			185,796,183	7.0
RETAILING
208,222		American Eagle Outfitters, Inc	4,801,599	0.2
154,507	*	Etsy, Inc	6,569,638	0.2
70,633	*	Five Below, Inc	8,039,448	0.3
64,112	*	Ollie’s Bargain Outlet Holdings, Inc	5,956,005	0.2
		Other	97,925,806	3.7
			123,292,496	4.6
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
130,111	*	Cree, Inc	5,050,909	0.2
183,131		Entegris, Inc	4,860,297	0.2
167,070	*	Integrated Device Technology, Inc	7,820,547	0.3
		Other	45,925,764	1.7
			63,657,517	2.4
SOFTWARE & SERVICES
31,821	*	CACI International, Inc (Class A)	5,678,776	0.2
46,833	*	HubSpot, Inc	6,352,897	0.2
82,319		MAXIMUS, Inc	5,348,265	0.2
57,336	*	New Relic, Inc	5,117,238	0.2
42,020	*	Trade Desk, Inc	5,191,571	0.2
		Other	157,453,274	5.9
			185,142,021	6.9
TECHNOLOGY HARDWARE & EQUIPMENT
186,524	*	Ciena Corp	5,830,740	0.2
		Other	107,428,023	4.1
			113,258,763	4.3
TELECOMMUNICATION SERVICES			22,015,871	0.8
TRANSPORTATION			38,135,986	1.4

32	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Small-Cap Blend Index Fund  ■  October 31, 2018

Shares	Company	Value	% of net assets
UTILITIES
67,198	Allete, Inc	$4,972,652	0.2%
65,888	Idacorp, Inc	6,144,715	0.2
113,654	New Jersey Resources Corp	5,125,796	0.2
67,920	ONE Gas, Inc	5,359,567	0.2
115,915	Portland General Electric Co	5,225,448	0.2
63,873	Southwest Gas Corp	4,935,467	0.2
	Other	57,378,669	2.1
		89,142,314	3.3
	TOTAL COMMON STOCKS (Cost $2,124,586,213)	2,621,640,019	98.2
RIGHTS / WARRANTS
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES		11,559	0.0
	TOTAL RIGHTS / WARRANTS (Cost $561)	11,559	0.0

Principal	Issuer
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
	Federal Home Loan Bank (FHLB)
$41,450,000	2.050%, 11/01/18	41,450,000	1.6
		41,450,000	1.6
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
161,230,193	c	State Street Navigator Securities Lending Government Money Market Portfolio	$161,230,193	6.0%
			161,230,193	6.0
	TOTAL SHORT-TERM INVESTMENTS (Cost $202,680,193)		202,680,193	7.6
	TOTAL PORTFOLIO (Cost $2,327,266,967)		2,824,331,771	105.8
	OTHER ASSETS & LIABILITIES, NET		(155,807,177)	(5.8)
	NET ASSETS		$2,668,524,594	100.0%

Abbreviation(s):

REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $155,894,756.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of October 31, 2018 were as follows (See Note 3):

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
Russell 2000 E Mini Index	549	12/21/18	$43,118,992	$41,501,655	$(1,617,337)

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	33

Summary portfolio of investments

Emerging Markets Equity Index Fund  ■  October 31, 2018

Shares		Company	Value	% of net assets
COMMON STOCKS
AUSTRALIA			$447,749	0.0%
BRAZIL
2,345,051		AMBEV S.A.	10,296,422	0.4
1,660,388		Banco Bradesco S.A. (Preference)	15,303,321	0.6
1,602,779		Banco Itau Holding Financeira S.A.	21,211,035	0.9
1,510,660		Petroleo Brasileiro S.A.	12,307,728	0.5
1,987,046		Petroleo Brasileiro S.A. (Preference)	14,747,336	0.6
1,574,684		Vale S.A.	23,995,789	1.0
		Other	88,557,834	3.7
			186,419,465	7.7
CHILE			26,058,134	1.1
CHINA
573,802	*	Alibaba Group Holding Ltd (ADR)	81,640,549	3.4
137,545	*	Baidu, Inc (ADR)	26,141,803	1.1
39,984,000		Bank of China Ltd (Hong Kong)	17,034,838	0.7
47,927,350		China Construction Bank	38,032,593	1.6
3,721,000		China Life Insurance Co Ltd	7,456,127	0.3
1,980,500		China Merchants Bank Co Ltd	7,647,449	0.3
3,075,500		China Mobile Hong Kong Ltd	28,810,909	1.2
8,983,000		CNOOC Ltd	15,297,859	0.6
34,795,000		Industrial & Commercial Bank of China	23,607,453	1.0
360,132	*	JD.com, Inc (ADR)	8,470,305	0.3
39,083		Netease.com (ADR)	8,123,402	0.3
2,602,000		Ping An Insurance Group Co of China Ltd	24,599,381	1.0
2,829,800		Tencent Holdings Ltd	96,946,854	4.0
		Other	301,124,735	12.5
			684,934,257	28.3
COLOMBIA			10,318,039	0.4
CZECH REPUBLIC			4,332,634	0.2
EGYPT			3,096,419	0.1
GREECE			6,777,196	0.3
HONG KONG			17,223,965	0.7
HUNGARY			7,287,740	0.3
INDIA
777,257		Housing Development Finance Corp	18,594,730	0.8
1,746,030		Infosys Technologies Ltd	16,135,157	0.6
1,437,965		Reliance Industries Ltd	20,643,821	0.8
445,760		Tata Consultancy Services Ltd	11,685,795	0.5
		Other	134,767,465	5.6
			201,826,968	8.3
INDONESIA
4,909,900		PT Bank Central Asia Tbk	7,645,012	0.3
		Other	41,019,403	1.7
			48,664,415	2.0
Shares		Company	Value	% of net assets
KOREA, REPUBLIC OF
40,371	*,e	Celltrion, Inc	$7,723,619	0.3%
289,055		Hynix Semiconductor, Inc	17,408,438	0.7
196,280		KB Financial Group, Inc	8,173,924	0.3
38,880		POSCO	8,899,356	0.4
2,385,406		Samsung Electronics Co Ltd	89,299,558	3.7
425,595		Samsung Electronics Co Ltd (Preference)	13,427,832	0.6
211,230		Shinhan Financial Group Co Ltd	7,867,431	0.3
		Other	177,166,127	7.3
			329,966,285	13.6
LUXEMBOURG			1,139,659	0.0
MALAYSIA
1,446,040		Public Bank BHD	8,506,221	0.4
		Other	51,174,195	2.1
			59,680,416	2.5
MEXICO
16,698,970		America Movil S.A. de C.V. (Series L)	12,092,690	0.5
970,137		Fomento Economico Mexicano S.A. de C.V.	8,247,472	0.4
		Other	46,553,503	1.9
			66,893,665	2.8
PAKISTAN			1,814,248	0.1
PERU
33,290		Credicorp Ltd (NY)	7,513,886	0.3
		Other	2,947,032	0.1
			10,460,918	0.4
PHILIPPINES			24,825,581	1.0
POLAND			28,100,062	1.2
QATAR
223,298	*	Qatar National Bank	11,952,398	0.5
		Other	13,797,638	0.6
			25,750,036	1.1
ROMANIA			1,615,152	0.1
RUSSIA
2,803,183		Gazprom (ADR)	13,174,960	0.6
242,064		LUKOIL PJSC (ADR)	18,067,657	0.8
47,360		NovaTek OAO (GDR)	7,987,615	0.3
1,277,381		Sberbank of Russian Federation (ADR)	15,030,213	0.6
129,186		Tatneft PAO (ADR)	9,067,693	0.4
		Other	27,397,323	1.1
			90,725,461	3.8
SINGAPORE			776,300	0.0
SOUTH AFRICA
217,188		Naspers Ltd (N Shares)	38,094,958	1.6
272,181		Sasol Ltd	8,894,861	0.4
		Other	85,603,131	3.5
			132,592,950	5.5

34	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Emerging Markets Equity Index Fund  ■  October 31, 2018

Shares	Company	Value	% of net assets
TAIWAN
2,254,600	Formosa Plastics Corp	$7,372,726	0.3%
6,506,512	Hon Hai Precision Industry Co, Ltd	16,562,641	0.7
12,201,000	Taiwan Semiconductor Manufacturing Co Ltd	91,597,570	3.8
	Other	162,336,939	6.7
		277,869,876	11.5
THAILAND
5,353,300	PTT PCL (Foreign)	8,078,503	0.3
	Other	49,832,578	2.1
		57,911,081	2.4
TURKEY		15,428,293	0.6
UNITED ARAB EMIRATES		16,766,058	0.7
UNITED KINGDOM		3,751,973	0.2
UNITED STATES
181,721	iShares MSCI South Korea Index Fund	10,588,883	0.4
1,627,670	Vanguard Emerging Markets ETF	61,623,586	2.6
	Other	619,023	0.0
		72,831,492	3.0
	TOTAL COMMON STOCKS (Cost $2,351,203,784)	2,416,286,487	99.9
PREFERRED STOCKS
PHILIPPINES		575	0.0
	TOTAL PREFERRED STOCKS (Cost $725)	575	0.0
RIGHTS / WARRANTS
CHILE		6,449	0.0
	TOTAL RIGHTS / WARRANTS (Cost $0)	6,449	0.0
Principal		Issuer	Value	% of net assets
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT			$3,250,000	0.2%

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
37,004,341	c	State Street Navigator Securities Lending Government Money Market Portfolio	37,004,341	1.5
			37,004,341	1.5
	TOTAL SHORT-TERM INVESTMENTS (Cost $40,254,341)		40,254,341	1.7
	TOTAL PORTFOLIO (Cost $2,391,458,850)		2,456,547,852	101.6
	OTHER ASSETS & LIABILITIES, NET		(38,234,459)	(1.6)
	NET ASSETS		$2,418,313,393	100.0%

Abbreviation(s):

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $34,472,457.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/18, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $26,834,758 or 1.1% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector

Emerging Markets Equity Index Fund  ■  October 31, 2018

Sector	Value	% of net assets
FINANCIALS	$646,855,556	26.6%
INFORMATION TECHNOLOGY	355,029,166	14.7
COMMUNICATION SERVICES	315,739,634	13.1
CONSUMER DISCRETIONARY	238,106,013	9.9
ENERGY	204,682,814	8.5
MATERIALS	174,099,364	7.2
CONSUMER STAPLES	153,916,728	6.4
INDUSTRIALS	131,511,562	5.4
HEALTH CARE	68,703,059	2.8
REAL ESTATE	66,023,323	2.7
UTILITIES	61,626,292	2.6
SHORT-TERM INVESTMENTS	40,254,341	1.7
OTHER ASSETS & LIABILITIES, NET	(38,234,459)	(1.6)
NET ASSETS	$2,418,313,393	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	35

Summary portfolio of investments

International Equity Index Fund  ■  October 31, 2018

Shares	Company	Value	% of net assets
COMMON STOCKS
AUSTRALIA
2,458,210	Australia & New Zealand Banking Group Ltd	$45,247,432	0.4%
2,725,560	BHP Billiton Ltd	62,888,613	0.6
1,496,367	Commonwealth Bank of Australia	73,577,617	0.6
384,823	CSL Ltd	51,372,768	0.5
1,006,072	Rio Tinto plc	48,845,564	0.4
2,917,778	Westpac Banking Corp	55,425,318	0.5
	Other	511,064,323	4.5
		848,421,635	7.5
AUSTRIA		27,555,482	0.2
BELGIUM
646,674	Anheuser-Busch InBev S.A.	47,828,857	0.4
	Other	62,506,417	0.6
		110,335,274	1.0
CHILE		3,327,771	0.0
CHINA		3,794,509	0.0
DENMARK
1,545,272	Novo Nordisk AS	66,734,976	0.6
	Other	118,879,702	1.0
		185,614,678	1.6
FINLAND		139,529,144	1.2
FRANCE
364,116	Air Liquide	44,016,614	0.4
495,294	Airbus SE	54,737,031	0.5
952,667	BNP Paribas	49,647,329	0.4
214,079	L’Oreal S.A.	48,233,333	0.4
236,639	LVMH Moet Hennessy Louis Vuitton S.A.	71,797,557	0.6
955,688	Sanofi-Aventis	85,400,827	0.8
2,034,049	Total S.A.	119,348,688	1.0
	Other	735,002,540	6.5
		1,208,183,919	10.6
GERMANY
373,280	Allianz AG.	77,761,629	0.7
776,847	BASF SE	59,614,083	0.5
794,145	Bayer AG.	60,873,143	0.5
771,518	Daimler AG. (Registered)	45,702,103	0.4
2,832,246	Deutsche Telekom AG.	46,453,582	0.4
832,799	SAP AG.	89,170,654	0.8
650,217	Siemens AG.	74,740,376	0.7
	Other	557,617,028	4.9
		1,011,932,598	8.9
HONG KONG
10,262,938	AIA Group Ltd	78,070,610	0.7
	Other	292,728,575	2.6
		370,799,185	3.3
IRELAND		69,170,211	0.6
ISRAEL		59,990,983	0.5
ITALY		221,281,488	2.0
Shares		Company	Value	% of net assets
JAPAN
10,066,792		Mitsubishi UFJ Financial Group, Inc	$60,929,144	0.5%
703,736		Softbank Corp	55,692,813	0.5
1,076,045		Sony Corp	58,232,032	0.5
1,136,762		Sumitomo Mitsui Financial Group, Inc	44,259,931	0.4
1,941,286		Toyota Motor Corp	113,722,339	1.0
		Other	2,419,684,043	21.3
			2,752,520,302	24.2
JERSEY, C.I.			6,360,806	0.1
LUXEMBOURG			37,090,198	0.3
MACAU			12,143,180	0.1
MEXICO			2,035,734	0.0
NETHERLANDS
347,633		ASML Holding NV	59,877,709	0.5
3,908,201		Royal Dutch Shell plc (A Shares)	124,507,851	1.1
3,184,226		Royal Dutch Shell plc (B Shares)	103,846,920	0.9
		Other	238,113,377	2.1
			526,345,857	4.6
NEW ZEALAND			24,071,497	0.2
NORWAY			87,830,878	0.8
PORTUGAL			17,506,792	0.2
SINGAPORE			141,334,893	1.2
SOUTH AFRICA			24,156,621	0.2
SPAIN
13,816,694		Banco Santander S.A.	65,739,191	0.6
		Other	266,484,857	2.3
			332,224,048	2.9
SWEDEN			274,967,339	2.4
SWITZERLAND
2,642,968		Nestle S.A.	223,127,507	2.0
1,842,154		Novartis AG.	161,321,656	1.4
597,002		Roche Holding AG.	145,287,845	1.3
3,269,894		UBS AG.	45,703,683	0.4
		Other	448,975,783	3.9
			1,024,416,474	9.0
UNITED ARAB EMIRATES			4,136,786	0.0
UNITED KINGDOM
1,077,027		AstraZeneca plc	82,381,390	0.7
16,962,336		BP plc	122,531,137	1.1
1,948,062		British American Tobacco plc	84,449,004	0.8
2,085,371		Diageo plc	72,094,438	0.6
4,214,452		GlaxoSmithKline plc	81,624,478	0.7
17,048,242		HSBC Holdings plc	140,300,266	1.2
60,814,589		Lloyds TSB Group plc	44,378,754	0.4
2,197,135		Prudential plc	43,994,616	0.4
567,742		Reckitt Benckiser Group plc	45,909,932	0.4
776,677		Shire Ltd	46,873,155	0.4
1,310,056	e	Unilever NV	70,395,867	0.6
1,038,371		Unilever plc	55,002,120	0.5

36	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

International Equity Index Fund  ■  October 31, 2018

Shares	Company	Value	% of net assets
UNITED KINGDOM—continued
22,650,815	Vodafone Group plc	$42,595,721	0.4%
	Other	723,102,366	6.3
		1,655,633,244	14.5
UNITED STATES		28,460,595	0.3
	TOTAL COMMON STOCKS (Cost $10,569,437,857)	11,211,172,121	98.4
RIGHTS / WARRANTS
SPAIN		523,162	0.0
	TOTAL RIGHTS / WARRANTS (Cost $542,299)	523,162	0.0

Principal	Issuer
SHORT-TERM INVESTMENTS
TREASURY DEBT		81,763,423	0.7
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
170,140,365	c	State Street Navigator Securities Lending Government Money Market Portfolio	$170,140,365	1.5%
			170,140,365	1.5
	TOTAL SHORT-TERM INVESTMENTS (Cost $251,904,095)		251,903,788	2.2
	TOTAL PORTFOLIO (Cost $10,821,884,251)		11,463,599,071	100.6
	OTHER ASSETS & LIABILITIES, NET		(72,909,746)	(0.6)
	NET ASSETS		$11,390,689,325	100.0%

c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $161,336,442.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/18, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $74,806,940 or 0.7% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of October 31, 2018 were as follows (See Note 3):

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
MSCI EAFE Index	1,346	12/21/18	$124,287,635	$121,981,250	$(2,306,385)

Summary of market values by sector

International Equity Index Fund  ■  October 31, 2018

Sector	Value	% of net assets
FINANCIALS	$2,207,899,711	19.3%
INDUSTRIALS	1,583,370,396	13.9
CONSUMER STAPLES	1,297,007,157	11.4
HEALTH CARE	1,281,912,808	11.3
CONSUMER DISCRETIONARY	1,222,395,365	10.7
MATERIALS	853,778,956	7.5
ENERGY	695,304,642	6.1
INFORMATION TECHNOLOGY	679,566,449	6.0
COMMUNICATION SERVICES	621,825,906	5.5
REAL ESTATE	388,630,792	3.4
UTILITIES	380,003,101	3.3
SHORT-TERM INVESTMENTS	251,903,788	2.2
OTHER ASSETS & LIABILITIES, NET	(72,909,746)	(0.6)
NET ASSETS	$11,390,689,325	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	37

Statements of assets and liabilities

TIAA-CREF Funds  ■  October 31, 2018

	Equity Index Fund	Large-Cap Growth Index Fund	Large-Cap Value Index Fund	S&P 500 Index Fund	Small-Cap Blend Index Fund	Emerging Markets Equity Index Fund	International Equity Index Fund
ASSETS
Portfolio investments, at value*†	$17,778,930,401	$6,140,706,383	$6,392,792,925	$4,780,698,896	$2,824,331,771	$2,456,547,852	$11,463,599,071
Cash#	334,030	—	49,778	32,665	3,469,278	388,903	6,954,137
Cash – foreign^	—	—	—	—	—	930,405	192,559
Receivable from securities transactions	—	2,320,817	—	7,963,925	147,669	200,984	816,573
Receivable from Fund shares sold	97,819,422	4,565,659	3,036,828	2,616,824	2,610,308	15,437,566	48,333,425
Dividends and interest receivable	14,504,983	3,145,665	7,518,541	4,326,611	1,473,943	2,438,139	46,633,965
Due from affiliates	32,182	17,532	19,961	15,995	10,858	41,945	40,683
Receivable for variation margin on open futures contracts	—	—	—	36,040	—	—	—
Other	660,066	197,009	238,131	228,615	141,711	83,286	477,839
Total assets	17,892,281,084	6,150,953,065	6,403,656,164	4,795,919,571	2,832,185,538	2,476,069,080	11,567,048,252
LIABILITIES
Management fees payable	56,521	19,667	20,547	15,450	8,630	27,019	36,708
Service agreement fees payable	21,702	23,214	19,706	35,534	23,908	5,120	26,515
Distribution fees payable	219,858	—	—	—	—	6,025	28,490
Overdraft payable	—	2,137,944	—	—	—	—	—
Payable for collateral for securities loaned	168,530,866	22,330,287	40,730,231	9,050,318	161,230,193	37,004,341	170,140,365
Payable for securities transactions	96,324,522	—	4,826,516	8,840,263	—	17,969,674	1,459,444
Payable for delayed delivery securities	—	—	—	—	—	—	83,868
Payable for Fund shares redeemed	1,436,557	4,061,275	1,718,426	2,623,166	583,830	433,230	1,463,929
Payable for variation margin on open futures contracts	25,063	—	—	—	1,616,085	—	2,303,599
Payable for trustee compensation	694,468	208,401	250,023	232,064	146,970	78,050	500,869
Accrued expenses and other payables	178,523	72,000	62,999	35,482	51,328	2,232,228	315,140
Total liabilities	267,488,080	28,852,788	47,628,448	20,832,277	163,660,944	57,755,687	176,358,927
NET ASSETS	$17,624,793,004	$6,122,100,277	$6,356,027,716	$4,775,087,294	$2,668,524,594	$2,418,313,393	$11,390,689,325
NET ASSETS CONSIST OF:
Paid-in-capital	$11,248,705,461	$3,864,476,558	$5,267,511,013	$2,886,656,035	$1,994,823,721	$2,406,100,215	$10,632,579,916
Total distributable earnings (loss)	6,376,087,543	2,257,623,719	1,088,516,703	1,888,431,259	673,700,873	12,213,178	758,109,409
NET ASSETS	$17,624,793,004	$6,122,100,277	$6,356,027,716	$4,775,087,294	$2,668,524,594	$2,418,313,393	$11,390,689,325
* Includes securities loaned of	$164,361,165	$22,427,084	$39,853,634	$8,885,436	$155,894,756	$34,472,457	$161,336,442
† Portfolio investments, cost	$11,621,687,883	$4,056,671,120	$5,430,362,570	$2,930,614,227	$2,327,266,967	$2,391,458,850	$10,821,884,251
# Includes cash collateral for open futures contracts of	$—	$—	$—	$—	$1,881,500	$—	$4,005,000
^ Foreign cash, cost	$—	$—	$—	$—	$—	$931,232	$192,017

38	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	39

Statements of assets and liabilities	concluded

TIAA-CREF Funds  ■  October 31, 2018

	Equity Index Fund	Large-Cap Growth Index Fund	Large-Cap Value Index Fund	S&P 500 Index Fund	Small-Cap Blend Index Fund	Emerging Markets Equity Index Fund	International Equity Index Fund
INSTITUTIONAL CLASS:
Net assets	$8,106,984,558	$5,375,762,486	$5,482,154,408	$3,533,304,515	$1,966,063,534	$1,256,129,309	$7,702,593,809
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	402,840,930	174,950,955	284,086,670	115,932,184	92,821,805	123,894,807	419,339,557
Net asset value per share	$20.12	$30.73	$19.30	$30.48	$21.18	$10.14	$18.37
ADVISOR CLASS:
Net assets	$35,041,409	$40,367,863	$8,504,516	$44,964,446	$13,214,697	$1,510,583	$28,193,572
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	1,742,038	1,315,621	441,544	1,477,819	624,765	149,093	1,537,210
Net asset value per share	$20.12	$30.68	$19.26	$30.43	$21.15	$10.13	$18.34
PREMIER CLASS:
Net assets	$86,395,785	$—	$—	$—	$—	$24,851,781	$215,655,624
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	4,308,178	—	—	—	—	2,459,398	11,779,201
Net asset value per share	$20.05	$—	$—	$—	$—	$10.10	$18.31
RETIREMENT CLASS:
Net assets	$568,207,376	$705,969,928	$865,368,792	$1,196,818,333	$689,246,363	$233,463,341	$965,815,843
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	27,865,735	22,850,848	44,181,473	39,574,737	32,459,101	23,152,617	51,530,384
Net asset value per share	$20.39	$30.89	$19.59	$30.24	$21.23	$10.08	$18.74
RETAIL CLASS:
Net assets	$954,571,116	$—	$—	$—	$—	$13,356,578	$—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	46,672,634	—	—	—	—	1,324,086	—
Net asset value per share	$20.45	$—	$—	$—	$—	$10.09	$—
CLASS W:
Net assets	$7,873,592,760	$—	$—	$—	$—	$889,001,801	$2,478,430,477
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	391,229,087	—	—	—	—	87,668,120	134,922,894
Net asset value per share	$20.13	$—	$—	$—	$—	$10.14	$18.37

40	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	41

Statements of operations

TIAA-CREF Funds  ■  For the period ended October 31, 2018

	Equity Index	Large-Cap Growth	Large-Cap Value	S&P 500	Small-Cap Blend	Emerging Markets	International
	Fund	Index Fund	Index Fund	Index Fund	Index Fund	Equity Index Fund	Equity Index Fund
INVESTMENT INCOME
Dividends*	$325,014,074	$79,178,109	$165,286,236	$93,552,159	$32,457,889	$65,061,565	$367,907,358
Income from securities lending	3,542,978	524,447	160,092	83,314	5,016,500	891,549	4,454,830
Interest	1,233,773	68,809	54,648	431,006	442,093	52,504	1,742,415
Total income	329,790,825	79,771,365	165,500,976	94,066,479	37,916,482	66,005,618	374,104,603
EXPENSES
Management fees	7,083,456	2,389,044	2,598,287	1,953,629	1,055,617	3,651,519	4,865,989
Shareholder servicing – Institutional Class	46,064	17,306	14,397	4,536	10,081	5,083	34,116
Shareholder servicing – Advisor Class	26,816	37,483	8,041	49,609	37,618	4,366	37,769
Shareholder servicing – Premier Class	147	—	—	—	—	57	384
Shareholder servicing – Retirement Class	1,457,435	1,823,690	2,383,618	3,078,655	1,685,640	723,249	2,653,262
Shareholder servicing – Retail Class	307,592	—	—	—	—	18,232	—
Shareholder servicing – Class W†	458	—	—	—	—	65	156
Distribution fees – Premier Class	161,312	—	—	—	—	48,463	421,245
Distribution fees – Retail Class	2,476,438	—	—	—	—	40,298	—
Administrative service fees	476,315	192,467	203,576	171,017	122,611	160,752	344,802
Trustee fees and expenses	198,788	66,290	70,376	53,981	29,343	29,515	136,901
Custody and accounting fees	174,646	58,964	66,814	57,301	54,626	946,804	628,951
Other expenses	740,598	479,979	611,986	359,429	298,142	498,805	709,490
Total expenses	13,150,065	5,065,223	5,957,095	5,728,157	3,293,678	6,127,208	9,833,065
Less: Expenses reimbursed by the investment adviser	(282,036)	—	—	—	(22,001)	(160,336)	(111,150)
Net expenses	12,868,029	5,065,223	5,957,095	5,728,157	3,271,677	5,966,872	9,721,915
Net investment income (loss)	316,922,796	74,706,142	159,543,881	88,338,322	34,644,805	60,038,746	364,382,688
NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments‡	55,295,918	148,273,263	115,818,870	40,942,866	177,297,739	(34,194,585)	(24,793,160)
Futures contracts	5,975,569	—	—	247,991	(1,155,698)	—	(12,080,342)
Foreign currency transactions	44	—	—	—	94	(516,922)	(2,516,711)
In-kind redemptions	435,685,884	—	—	—	—	—	101,483,694
Net realized gain (loss) on total investments	496,957,415	148,273,263	115,818,870	41,190,857	176,142,135	(34,711,507)	62,093,481
Change in unrealized appreciation (depreciation) on:
Portfolio investments**	275,201,462	334,902,392	(90,481,899)	197,841,876	(184,172,206)	(384,894,599)	(1,309,276,370)
Futures contracts	(91,426)	—	—	(50,985)	(1,616,636)	—	(2,416,075)
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—	—	—	—	—	(17,774)	(421,938)
Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	275,110,036	334,902,392	(90,481,899)	197,790,891	(185,788,842)	(384,912,373)	(1,312,114,383)
Net realized and unrealized gain (loss) on total investments	772,067,451	483,175,655	25,336,971	238,981,748	(9,646,707)	(419,623,880)	(1,250,020,902)
Net increase (decrease) in net assets from operations	$1,088,990,247	$557,881,797	$184,880,852	$327,320,070	$24,998,098	$(359,585,134)	$(885,638,214)
* Net of foreign withholding taxes of	$23,257	$1,461	$13,560	$—	$6,949	$8,091,065	$33,873,151
† Class W commenced operations on September 28, 2018.
‡ Includes net realized gain (loss) from securities sold to affiliates of	$(228,469)	$866,890	$715,455	$732,509	$(59,382)	$(1,666,091)	$(7,312,144)
** Includes net change in unrealized foreign capital gains of	$—	$—	$—	$—	$—	$1,290,572	$—

42	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	43

Statements of changes in net assets

TIAA-CREF Funds  ■  For the period or year ended

		Equity Index Fund		Large-Cap Growth Index Fund		Large-Cap Value Index Fund		S&P 500 Index Fund		Small-Cap Blend Index Fund		Emerging Markets Equity Index Fund
		October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
		2018	2017 [a]	2018	2017 [a]	2018	2017 [a]	2018	2017 [a]	2018	2017 [a]	2018	2017 [a]
OPERATIONS
Net investment income (loss)		$316,922,796	$262,395,228	$74,706,142	$63,664,265	$159,543,881	$147,243,514	$88,338,322	$79,139,244	$34,644,805	$30,406,671	$60,038,746	$42,443,945
Net realized gain (loss) on total investments		496,957,415	77,947,752	148,273,263	38,734,584	115,818,870	115,295,440	41,190,857	84,247	176,142,135	102,811,473	(34,711,507)	399,653
Net change in unrealized appreciation (depreciation) on total investments		275,110,036	2,498,452,107	334,902,392	1,051,249,907	(90,481,899)	668,900,981	197,790,891	763,484,963	(185,788,842)	378,794,108	(384,912,373)	449,870,446
Net increase (decrease) in net assets from operations		1,088,990,247	2,838,795,087	557,881,797	1,153,648,756	184,880,852	931,439,935	327,320,070	842,708,454	24,998,098	512,012,252	(359,585,134)	492,714,044
DISTRIBUTIONS TO SHAREHOLDERS[b,c]
Dividends to shareholders:	Institutional Class	(322,726,759)	(254,945,201)	(91,785,812)	(42,391,726)	(241,570,582)	(145,955,623)	(74,107,082)	(65,155,481)	(101,560,256)	(61,767,723)	(42,286,152)	(27,179,138)
	Advisor Class	(82,404)	(9,709)	(221,644)	(53,809)	(106,054)	(6,212)	(537,437)	(11,109)	(288,261)	(5,829)	(20,783)	(3,425)
	Premier Class	(2,443,603)	(1,778,084)	—	—	—	—	—	—	—	—	(711,937)	(294,852)
	Retirement Class	(10,779,320)	(9,840,355)	(11,297,757)	(4,486,701)	(39,644,706)	(21,827,964)	(23,230,490)	(18,870,525)	(33,440,614)	(17,581,571)	(5,066,259)	(2,291,496)
	Retail Class	(18,417,581)	(16,951,939)	—	—	—	—	—	—	—	—	(249,044)	(137,213)
Total distributions		(354,449,667)	(283,525,288)	(103,305,213)	(46,932,236)	(281,321,342)	(167,789,799)	(97,875,009)	(84,037,115)	(135,289,131)	(79,355,123)	(48,334,175)	(29,906,124)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	3,230,115,769	3,180,702,475	1,320,419,505	1,384,113,558	1,002,140,083	1,931,455,512	410,333,481	713,461,568	428,823,059	322,531,302	753,805,498	587,169,287
	Advisor Class	51,340,748	8,158,103	33,751,576	15,777,925	8,444,496	2,810,906	31,644,438	29,155,315	11,943,158	5,004,892	8,887,891	824,179
	Premier Class	17,507,666	43,052,544	—	—	—	—	—	—	—	—	9,881,458	15,305,091
	Retirement Class	76,163,872	85,170,698	128,776,783	220,951,005	72,450,327	262,631,147	172,177,977	284,917,979	165,459,428	125,963,736	58,342,162	93,917,028
	Retail Class	104,505,179	94,200,573	—	—	—	—	—	—	—	—	13,303,194	8,791,900
	Class W†	255,621,867	—	—	—	—	—	—	—	—	—	43,329,392	—
Reinvestments of distributions:	Institutional Class	322,120,566	254,236,324	80,293,095	37,924,443	205,013,810	120,431,307	73,073,990	64,265,599	100,761,785	60,604,504	40,880,771	26,539,878
	Advisor Class	41,409	11,551	219,216	52,434	100,674	2,633	534,689	8,512	280,768	1,098	13,629	1,377
	Premier Class	2,443,603	1,739,046	—	—	—	—	—	—	—	—	646,904	292,560
	Retirement Class	10,779,320	9,840,355	11,294,616	4,486,701	39,644,623	21,827,964	23,230,490	18,870,525	33,440,614	17,581,571	5,066,180	2,291,496
	Retail Class	17,688,418	16,240,100	—	—	—	—	—	—	—	—	236,443	132,490
Transfers in connection with new class:	Institutional Class	(8,240,987,216)	—	—	—	—	—	—	—	—	—	(926,510,185)	—
	Class W†	8,240,987,216	—	—	—	—	—	—	—	—	—	926,510,185	—
Redemptions:	Institutional Class	(2,504,762,914)	(1,704,246,234)	(1,188,338,453)	(671,832,233)	(1,152,435,032)	(1,329,949,153)	(622,516,790)	(378,425,611)	(299,350,522)	(262,034,644)	(395,076,773)	(434,768,403)
	Advisor Class	(24,077,170)	(723,207)	(9,818,373)	(4,646,843)	(2,295,037)	(728,546)	(17,067,042)	(2,309,945)	(3,372,596)	(635,380)	(7,546,251)	(211,411)
	Premier Class	(50,510,684)	(20,750,300)	—	—	—	—	—	—	—	—	(18,260,670)	(2,734,404)
	Retirement Class	(87,506,313)	(76,146,688)	(157,947,341)	(89,117,280)	(192,929,464)	(120,325,161)	(191,178,101)	(138,599,350)	(73,290,574)	(64,305,416)	(59,757,963)	(11,223,736)
	Retail Class	(150,401,426)	(94,610,847)	—	—	—	—	—	—	—	—	(12,469,294)	(5,901,458)
	Class W†	(9,644,207)	—	—	—	—	—	—	—	—	—	(2,391,677)	—
Net increase (decrease) from shareholder transactions		1,261,425,703	1,796,874,493	218,650,624	897,709,710	(19,865,520)	888,156,609	(119,766,868)	591,344,592	364,695,120	204,711,663	438,890,894	280,425,874
Net increase (decrease) in net assets		1,995,966,283	4,352,144,292	673,227,208	2,004,426,230	(116,306,010)	1,651,806,745	109,678,193	1,350,015,931	254,404,087	637,368,792	30,971,585	743,233,794
NET ASSETS
Beginning of period		15,628,826,721	11,276,682,429	5,448,873,069	3,444,446,839	6,472,333,726	4,820,526,981	4,665,409,101	3,315,393,170	2,414,120,507	1,776,751,715	2,387,341,808	1,644,108,014
End of period		$17,624,793,004	$15,628,826,721	$6,122,100,277	$5,448,873,069	$6,356,027,716	$6,472,333,726	$4,775,087,294	$4,665,409,101	$2,668,524,594	$2,414,120,507	$2,418,313,393	$2,387,341,808
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	160,307,418	179,077,525	42,573,541	56,009,221	50,811,984	104,547,423	13,461,385	27,035,016	19,006,295	15,969,080	64,233,411	58,375,164
	Advisor Class	2,502,044	466,654	1,068,690	612,839	433,615	150,608	1,027,139	1,070,950	540,146	245,553	734,525	84,343
	Premier Class	871,946	2,443,509	—	—	—	—	—	—	—	—	840,329	1,476,210
	Retirement Class	3,701,968	4,807,180	4,207,307	8,871,192	3,620,819	13,970,577	5,707,738	10,896,635	7,338,854	6,156,471	4,821,510	9,115,260
	Retail Class	5,118,931	5,257,470	—	—	—	—	—	—	—	—	1,117,657	822,529
	Class W†	12,289,065	—	—	—	—	—	—	—	—	—	4,130,948	—
Shares reinvested:	Institutional Class	16,544,457	15,169,232	2,807,451	1,663,353	10,573,173	6,620,742	2,490,593	2,564,469	4,784,510	3,019,657	3,542,528	2,913,269
	Advisor Class	2,126	689	7,665	2,300	5,195	145	18,230	340	13,332	55	1,181	151
	Premier Class	125,764	103,948	—	—	—	—	—	—	—	—	56,155	32,149
	Retirement Class	545,236	578,164	391,902	195,244	2,010,376	1,179,890	796,110	756,940	1,580,369	872,101	440,537	252,090
	Retail Class	891,553	950,825	—	—	—	—	—	—	—	—	20,525	14,559
Shares transferred in connection with new class:	Institutional Class	(379,419,301)	—	—	—	—	—	—	—	—	—	(83,771,264)	—
	Class W†	379,419,301	—	—	—	—	—	—	—	—	—	83,771,264	—
Shares redeemed:	Institutional Class	(120,753,086)	(95,530,793)	(38,857,007)	(26,859,209)	(58,722,106)	(70,700,917)	(20,580,214)	(14,068,398)	(13,483,819)	(12,799,942)	(34,012,131)	(42,445,840)
	Advisor Class	(1,196,908)	(40,269)	(329,853)	(175,660)	(117,244)	(38,998)	(574,392)	(84,500)	(149,113)	(31,203)	(672,627)	(18,795)
	Premier Class	(2,503,769)	(1,190,145)	—	—	—	—	—	—	—	—	(1,532,255)	(253,229)
	Retirement Class	(4,229,246)	(4,227,421)	(5,134,943)	(3,502,664)	(9,733,259)	(6,293,043)	(6,319,330)	(5,219,543)	(3,314,245)	(3,168,199)	(5,194,107)	(1,093,422)
	Retail Class	(7,373,454)	(5,284,709)	—	—	—	—	—	—	—	—	(1,059,442)	(553,759)
	Class W†	(479,279)	—	—	—	—	—	—	—	—	—	(234,092)	—
Net increase (decrease) from shareholder transactions		66,364,766	102,581,859	6,734,753	36,816,616	(1,117,447)	49,436,427	(3,972,741)	22,951,909	16,316,329	10,263,573	37,234,652	28,720,679

44	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	45

Statements of changes in net assets	concluded

TIAA-CREF Funds  ■  For the period or year ended

		International Equity Index Fund
		October 31,	October 31,
		2018	2017 [a]
OPERATIONS
Net investment income (loss)		$364,382,688	$287,273,156
Net realized gain (loss) on total investments		62,093,481	(5,964,580)
Net change in unrealized appreciation (depreciation) on total investments		(1,312,114,383)	1,795,000,871
Net increase (decrease) in net assets from operations		(885,638,214)	2,076,309,447
DISTRIBUTIONS TO SHAREHOLDERS[b,c]
Dividends to shareholders:	Institutional Class	(284,241,049)	(206,166,892)
	Advisor Class	(477,629)	(108,557)
	Premier Class	(8,754,675)	(6,888,928)
	Retirement Class	(25,854,770)	(17,519,643)
	Retail Class	—	—
Total distributions		(319,328,123)	(230,684,020)
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	2,429,596,132	2,943,044,211
	Advisor Class	26,270,152	20,559,555
	Premier Class	40,024,515	73,570,103
	Retirement Class	135,035,988	237,239,092
	Retail Class	—	—
	Class W†	103,789,907	—
Reinvestments of distributions:	Institutional Class	276,810,438	201,701,307
	Advisor Class	462,009	105,644
	Premier Class	8,754,675	6,880,494
	Retirement Class	25,854,770	17,519,643
	Retail Class	—	—
Transfers in connection with new class:	Institutional Class	(2,585,474,266)	—
	Class W†	2,585,474,266	—
Redemptions:	Institutional Class	(1,772,562,771)	(1,214,713,905)
	Advisor Class	(20,370,867)	(1,756,015)
	Premier Class	(128,190,284)	(56,049,816)
	Retirement Class	(101,094,057)	(69,260,142)
	Retail Class	—	—
	Class W†	(2,717,932)	—
Net increase (decrease) from shareholder transactions		1,021,662,675	2,158,840,171
Net increase (decrease) in net assets		(183,303,662)	4,004,465,598
NET ASSETS
Beginning of period		11,573,992,987	7,569,527,389
End of period		$11,390,689,325	$11,573,992,987
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	120,900,275	162,087,816
	Advisor Class	1,292,940	1,087,062
	Premier Class	2,018,571	4,055,337
	Retirement Class	6,554,195	12,571,162
	Retail Class	—	—
	Class W†	5,473,850	—
Shares reinvested:	Institutional Class	13,959,175	12,114,193
	Advisor Class	23,298	6,345
	Premier Class	442,379	413,740
	Retirement Class	1,274,890	1,028,752
	Retail Class	—	—
Shares transferred in connection with new class:	Institutional Class	(129,597,708)	—
	Class W†	129,597,708	—
Shares redeemed:	Institutional Class	(89,016,609)	(65,168,652)
	Advisor Class	(1,020,145)	(95,588)
	Premier Class	(6,435,105)	(3,104,226)
	Retirement Class	(4,962,386)	(3,672,502)
	Retail Class	—	—
	Class W†	(148,664)	—
Net increase (decrease) from shareholder transactions		50,356,664	121,323,439
†	Class W commenced operations on September 28, 2018.
[a]	Prior period amounts have been conformed to current year presentation. See notes to financial statements, Note 1—organization and significant accounting policies for further details.
[b]	The composition and per share amounts of the Funds’ distributions are presented in the Financial highlights. The distribution information for the Funds as of its most recent tax year end is presented within the notes to the financial statements, Note 6—distributions to shareholders and other tax items.
[c]	For the fiscal year ended October 31, 2017, the distributions to shareholders were characterized as “From net investment income” and “From realized gains”. See notes to financial statements, Note 1—organization and significant accounting policies for further details.

46	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

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TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	47

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized &	Total gain	Less distributions from		Total	Net asset
	period		value,	investment		unrealized gain	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		(loss) on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period
EQUITY INDEX FUND
Institutional Class:	10/31/18		$19.31	$0.38		$ 0.86	$ 1.24	$(0.33)	$(0.10)	$(0.43)	$20.12
	10/31/17		15.95	0.35		3.42	3.77	(0.33)	(0.08)	(0.41)	19.31
	10/31/16		15.82	0.33		0.30	0.63	(0.31)	(0.19)	(0.50)	15.95
	10/31/15		15.51	0.31		0.36	0.67	(0.28)	(0.08)	(0.36)	15.82
	10/31/14		13.65	0.27		1.88	2.15	(0.24)	(0.05)	(0.29)	15.51
Advisor Class:	10/31/18		19.30	0.33		0.90	1.23	(0.31)	(0.10)	(0.41)	20.12
	10/31/17		15.96	0.31		3.44	3.75	(0.33)	(0.08)	(0.41)	19.30
	10/31/16	‡	15.96	0.25		0.25	0.50	(0.31)	(0.19)	(0.50)	15.96
Premier Class:	10/31/18		19.25	0.34		0.87	1.21	(0.31)	(0.10)	(0.41)	20.05
	10/31/17		15.91	0.32		3.41	3.73	(0.31)	(0.08)	(0.39)	19.25
	10/31/16		15.77	0.32		0.29	0.61	(0.28)	(0.19)	(0.47)	15.91
	10/31/15		15.46	0.29		0.36	0.65	(0.26)	(0.08)	(0.34)	15.77
	10/31/14		13.61	0.25		1.87	2.12	(0.22)	(0.05)	(0.27)	15.46
Retirement Class:	10/31/18		19.56	0.32		0.90	1.22	(0.29)	(0.10)	(0.39)	20.39
	10/31/17		16.16	0.31		3.46	3.77	(0.29)	(0.08)	(0.37)	19.56
	10/31/16		16.02	0.29		0.31	0.60	(0.27)	(0.19)	(0.46)	16.16
	10/31/15		15.71	0.28		0.36	0.64	(0.25)	(0.08)	(0.33)	16.02
	10/31/14		13.82	0.24		1.91	2.15	(0.21)	(0.05)	(0.26)	15.71
Retail Class:	10/31/18		19.62	0.32		0.89	1.21	(0.28)	(0.10)	(0.38)	20.45
	10/31/17		16.21	0.30		3.47	3.77	(0.28)	(0.08)	(0.36)	19.62
	10/31/16		16.06	0.29		0.32	0.61	(0.27)	(0.19)	(0.46)	16.21
	10/31/15		15.75	0.27		0.36	0.63	(0.24)	(0.08)	(0.32)	16.06
	10/31/14		13.85	0.23		1.92	2.15	(0.20)	(0.05)	(0.25)	15.75
Class W:	10/31/18	†	21.72	0.01		(1.60)	(1.59)	—	—	—	20.13
LARGE-CAP GROWTH INDEX FUND
Institutional Class:	10/31/18		28.30	0.39		2.59	2.98	(0.35)	(0.20)	(0.55)	30.73
	10/31/17		22.13	0.36		6.11	6.47	(0.30)	—	(0.30)	28.30
	10/31/16		22.25	0.35		0.13	0.48	(0.32)	(0.28)	(0.60)	22.13
	10/31/15		21.03	0.33		1.52	1.85	(0.29)	(0.34)	(0.63)	22.25
	10/31/14		18.29	0.30		2.76	3.06	(0.26)	(0.06)	(0.32)	21.03
Advisor Class:	10/31/18		28.27	0.35		2.58	2.93	(0.32)	(0.20)	(0.52)	30.68
	10/31/17		22.12	0.31		6.13	6.44	(0.29)	—	(0.29)	28.27
	10/31/16	‡	22.50	0.24		(0.02)	0.22	(0.32)	(0.28)	(0.60)	22.12
Retirement Class:	10/31/18		28.46	0.32		2.60	2.92	(0.29)	(0.20)	(0.49)	30.89
	10/31/17		22.26	0.30		6.15	6.45	(0.25)	—	(0.25)	28.46
	10/31/16		22.38	0.30		0.12	0.42	(0.26)	(0.28)	(0.54)	22.26
	10/31/15		21.15	0.28		1.53	1.81	(0.24)	(0.34)	(0.58)	22.38
	10/31/14		18.39	0.26		2.77	3.03	(0.21)	(0.06)	(0.27)	21.15
LARGE-CAP VALUE INDEX FUND
Institutional Class:	10/31/18		19.58	0.49		0.09	0.58	(0.47)	(0.39)	(0.86)	19.30
	10/31/17		17.16	0.45		2.53	2.98	(0.38)	(0.18)	(0.56)	19.58
	10/31/16		17.26	0.44		0.54	0.98	(0.41)	(0.67)	(1.08)	17.16
	10/31/15		17.97	0.43		(0.35)	0.08	(0.33)	(0.46)	(0.79)	17.26
	10/31/14		16.19	0.38		2.16	2.54	(0.33)	(0.43)	(0.76)	17.97
Advisor Class:	10/31/18		19.56	0.46		0.08	0.54	(0.45)	(0.39)	(0.84)	19.26
	10/31/17		17.15	0.41		2.56	2.97	(0.38)	(0.18)	(0.56)	19.56
	10/31/16	‡	17.33	0.31		0.59	0.90	(0.41)	(0.67)	(1.08)	17.15
Retirement Class:	10/31/18		19.87	0.45		0.09	0.54	(0.43)	(0.39)	(0.82)	19.59
	10/31/17		17.41	0.41		2.58	2.99	(0.35)	(0.18)	(0.53)	19.87
	10/31/16		17.50	0.41		0.54	0.95	(0.37)	(0.67)	(1.04)	17.41
	10/31/15		18.21	0.40		(0.36)	0.04	(0.29)	(0.46)	(0.75)	17.50
	10/31/14		16.40	0.34		2.19	2.53	(0.29)	(0.43)	(0.72)	18.21

48	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

					Ratios and supplemental data
	For the
	period				Net assets at	Ratios to average net assets						Portfolio
	or year				end of period	Gross		Net		Net investment		turnover
	ended		Total return		(in thousands)	expenses		expenses		income (loss)		rate
EQUITY INDEX FUND
Institutional Class:	10/31/18		6.52%		$8,106,985	0.05%		0.05%		1.87%		5%[f]
	10/31/17		24.00		14,021,233	0.05		0.05		1.96		11
	10/31/16		4.24		10,010,647	0.05		0.05		2.11		9
	10/31/15		4.48		8,759,567	0.05		0.05		1.99		8
	10/31/14		16.00		7,998,323	0.05		0.05		1.88		6
Advisor Class:	10/31/18		6.44		35,041	0.19		0.19		1.61		5	[f]
	10/31/17		23.85		8,389	0.15		0.15		1.76		11
	10/31/16	‡	3.38	[b]	123	0.07	[c]	0.07	[c]	1.77	[c]	9
Premier Class:	10/31/18		6.36		86,396	0.20		0.20		1.68		5	[f]
	10/31/17		23.78		111,915	0.20		0.20		1.81		11
	10/31/16		4.07		70,911	0.20		0.20		2.08		9
	10/31/15		4.36		94,864	0.20		0.20		1.83		8
	10/31/14		15.81		70,236	0.20		0.20		1.73		6
Retirement Class:	10/31/18		6.29		568,207	0.30		0.30		1.56		5	[f]
	10/31/17		23.66		544,772	0.30		0.30		1.72		11
	10/31/16		3.99		431,405	0.30		0.30		1.87		9
	10/31/15		4.17		394,683	0.30		0.30		1.73		8
	10/31/14		15.76		314,958	0.30		0.30		1.63		6
Retail Class:	10/31/18		6.24		954,571	0.33		0.33		1.53		5	[f]
	10/31/17		23.59		942,518	0.33		0.33		1.69		11
	10/31/16		3.99		763,597	0.34		0.34		1.84		9
	10/31/15		4.12		740,691	0.35		0.35		1.70		8
	10/31/14		15.73		645,889	0.36		0.36		1.58		6
Class W:	10/31/18	†	(7.32)[b]		7,873,593	0.04	[c]	0.00	[c]	0.55	[c]	5	[f]
LARGE-CAP GROWTH INDEX FUND
Institutional Class:	10/31/18		10.67		5,375,762	0.05		0.05		1.28		28
	10/31/17		29.56		4,767,108	0.06		0.06		1.45		18
	10/31/16		2.29		3,044,925	0.06		0.06		1.61		22
	10/31/15		9.09		2,472,946	0.06		0.06		1.55		24
	10/31/14		17.00		1,750,638	0.06		0.06		1.56		21
Advisor Class:	10/31/18		10.49		40,368	0.19		0.19		1.13		28
	10/31/17		29.45		16,090	0.19		0.19		1.22		18
	10/31/16	‡	1.09	[b]	2,868	0.14	[c]	0.14	[c]	1.26	[c]	22
Retirement Class:	10/31/18		10.37		705,970	0.30		0.30		1.03		28
	10/31/17		29.23		665,674	0.31		0.31		1.20		18
	10/31/16		2.02		396,654	0.31		0.31		1.36		22
	10/31/15		8.83		365,090	0.31		0.31		1.31		24
	10/31/14		16.72		298,976	0.31		0.31		1.31		21
LARGE-CAP VALUE INDEX FUND
Institutional Class:	10/31/18		2.97		5,482,154	0.05		0.05		2.49		27
	10/31/17		17.66		5,510,818	0.06		0.06		2.42		27
	10/31/16		6.37		4,134,073	0.06		0.06		2.66		23
	10/31/15		0.49		2,958,189	0.06		0.06		2.48		24
	10/31/14		16.38		2,362,546	0.06		0.06		2.23		21
Advisor Class:	10/31/18		2.77		8,505	0.19		0.19		2.34		27
	10/31/17		17.58		2,346	0.20		0.20		2.21		27
	10/31/16	‡	5.87	[b]	141	0.08	[c]	0.08	[c]	2.08	[c]	23
Retirement Class:	10/31/18		2.68		865,369	0.30		0.30		2.25		27
	10/31/17		17.41		959,169	0.30		0.30		2.17		27
	10/31/16		6.06		686,313	0.31		0.31		2.43		23
	10/31/15		0.26		448,665	0.31		0.31		2.24		24
	10/31/14		16.07		384,292	0.31		0.31		2.00		21

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	49

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized &	Total gain	Less distributions from		Total	Net asset
	period		value,	investment		unrealized gain	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		(loss) on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period
S&P 500 INDEX FUND
Institutional Class:	10/31/18		$29.04	$0.57		$ 1.52	$ 2.09	$(0.54)	$(0.11)	$(0.65)	$30.48
	10/31/17		24.06	0.53		5.04	5.57	(0.48)	(0.11)	(0.59)	29.04
	10/31/16		23.66	0.51		0.50	1.01	(0.46)	(0.15)	(0.61)	24.06
	10/31/15		22.92	0.47		0.68	1.15	(0.41)	—	(0.41)	23.66
	10/31/14		19.91	0.42		2.94	3.36	(0.35)	—	(0.35)	22.92
Advisor Class:	10/31/18		29.01	0.52		1.52	2.04	(0.51)	(0.11)	(0.62)	30.43
	10/31/17		24.06	0.45		5.09	5.54	(0.48)	(0.11)	(0.59)	29.01
	10/31/16	‡	23.87	0.33		0.47	0.80	(0.46)	(0.15)	(0.61)	24.06
Retirement Class:	10/31/18		28.83	0.49		1.50	1.99	(0.47)	(0.11)	(0.58)	30.24
	10/31/17		23.90	0.46		5.01	5.47	(0.43)	(0.11)	(0.54)	28.83
	10/31/16		23.51	0.45		0.50	0.95	(0.41)	(0.15)	(0.56)	23.90
	10/31/15		22.77	0.41		0.69	1.10	(0.36)	—	(0.36)	23.51
	10/31/14		19.79	0.36		2.93	3.29	(0.31)	—	(0.31)	22.77
SMALL-CAP BLEND INDEX FUND
Institutional Class:	10/31/18		22.02	0.31		0.12	0.43	(0.31)	(0.96)	(1.27)	21.18
	10/31/17		17.88	0.29		4.64	4.93	(0.31)	(0.48)	(0.79)	22.02
	10/31/16		18.25	0.31		0.42	0.73	(0.30)	(0.80)	(1.10)	17.88
	10/31/15		19.22	0.30		(0.22)	0.08	(0.31)	(0.74)	(1.05)	18.25
	10/31/14		18.58	0.28		1.20	1.48	(0.26)	(0.58)	(0.84)	19.22
Advisor Class:	10/31/18		22.00	0.26		0.14	0.40	(0.29)	(0.96)	(1.25)	21.15
	10/31/17		17.88	0.24		4.67	4.91	(0.31)	(0.48)	(0.79)	22.00
	10/31/16	‡	18.63	0.27		0.08	0.35	(0.30)	(0.80)	(1.10)	17.88
Retirement Class:	10/31/18		22.07	0.25		0.14	0.39	(0.27)	(0.96)	(1.23)	21.23
	10/31/17		17.93	0.24		4.65	4.89	(0.27)	(0.48)	(0.75)	22.07
	10/31/16		18.29	0.27		0.42	0.69	(0.25)	(0.80)	(1.05)	17.93
	10/31/15		19.25	0.25		(0.21)	0.04	(0.26)	(0.74)	(1.00)	18.29
	10/31/14		18.62	0.23		1.20	1.43	(0.22)	(0.58)	(0.80)	19.25
EMERGING MARKETS EQUITY INDEX FUND
Institutional Class:	10/31/18		11.86	0.28		(1.76)	(1.48)	(0.24)	—	(0.24)	10.14
	10/31/17		9.52	0.22		2.29	2.51	(0.17)	—	(0.17)	11.86
	10/31/16		8.93	0.20		0.59	0.79	(0.20)	—	(0.20)	9.52
	10/31/15		10.68	0.23		(1.77)	(1.54)	(0.21)	—	(0.21)	8.93
	10/31/14		10.84	0.24		(0.20)	0.04	(0.20)	—	(0.20)	10.68
Advisor Class:	10/31/18		11.85	0.37		(1.87)	(1.50)	(0.22)	—	(0.22)	10.13
	10/31/17		9.52	0.25		2.24	2.49	(0.16)	—	(0.16)	11.85
	10/31/16	‡	8.64	0.18		0.90	1.08	(0.20)	—	(0.20)	9.52
Premier Class:	10/31/18		11.82	0.23		(1.73)	(1.50)	(0.22)	—	(0.22)	10.10
	10/31/17		9.50	0.22		2.26	2.48	(0.16)	—	(0.16)	11.82
	10/31/16		8.91	0.19		0.59	0.78	(0.19)	—	(0.19)	9.50
	10/31/15		10.65	0.23		(1.77)	(1.54)	(0.20)	—	(0.20)	8.91
	10/31/14		10.82	0.21		(0.19)	0.02	(0.19)	—	(0.19)	10.65
Retirement Class:	10/31/18		11.80	0.24		(1.75)	(1.51)	(0.21)	—	(0.21)	10.08
	10/31/17		9.48	0.20		2.27	2.47	(0.15)	—	(0.15)	11.80
	10/31/16		8.90	0.18		0.58	0.76	(0.18)	—	(0.18)	9.48
	10/31/15		10.64	0.21		(1.76)	(1.55)	(0.19)	—	(0.19)	8.90
	10/31/14		10.80	0.21		(0.20)	0.01	(0.17)	—	(0.17)	10.64
Retail Class:	10/31/18		11.81	0.23		(1.75)	(1.52)	(0.20)	—	(0.20)	10.09
	10/31/17		9.48	0.18		2.29	2.47	(0.14)	—	(0.14)	11.81
	10/31/16		8.89	0.16		0.59	0.75	(0.16)	—	(0.16)	9.48
	10/31/15		10.63	0.19		(1.76)	(1.57)	(0.17)	—	(0.17)	8.89
	10/31/14		10.79	0.19		(0.19)	0.00 [d]	(0.16)	—	(0.16)	10.63
Class W:	10/31/18	†	11.06	0.02		(0.94)	(0.92)	—	—	—	10.14

50	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

continued

				Ratios and supplemental data
	For the
	period			Net assets at	Ratios to average net assets						Portfolio
	or year			end of period	Gross		Net		Net investment		turnover
	ended		Total return	(in thousands)	expenses		expenses		income (loss)		rate
S&P 500 INDEX FUND
Institutional Class:	10/31/18		7.26%	$3,533,305	0.05%		0.05%		1.87%		8%
	10/31/17		23.56	3,500,746	0.06		0.06		1.99		9
	10/31/16		4.47	2,527,279	0.05		0.05		2.18		8
	10/31/15		5.11	2,186,465	0.06		0.06		2.04		8
	10/31/14		17.16	1,808,921	0.06		0.06		1.97		9
Advisor Class:	10/31/18		7.12	44,964	0.20		0.20		1.70		8
	10/31/17		23.40	29,207	0.19		0.19		1.68		9
	10/31/16	‡	3.54 [b]	482	0.09	[c]	0.09	[c]	1.59	[c]	8
Retirement Class:	10/31/18		6.97	1,196,818	0.30		0.30		1.62		8
	10/31/17		23.24	1,135,456	0.31		0.31		1.74		9
	10/31/16		4.19	787,632	0.30		0.30		1.95		8
	10/31/15		4.91	716,541	0.31		0.31		1.79		8
	10/31/14		16.84	653,216	0.31		0.31		1.72		9
SMALL-CAP BLEND INDEX FUND
Institutional Class:	10/31/18		1.99	1,966,064	0.06		0.06		1.38		20
	10/31/17		28.01	1,816,567	0.06		0.06		1.43		22
	10/31/16		4.48	1,364,443	0.06		0.06		1.80		22
	10/31/15		0.54	1,296,895	0.06		0.06		1.56		22
	10/31/14		8.32	1,154,539	0.06		0.06		1.50		24
Advisor Class:	10/31/18		1.84	13,215	0.42		0.21		1.13		20
	10/31/17		27.88	4,848	1.17		0.21		1.18		22
	10/31/16	‡	2.33 [b]	107	0.08	[c]	0.08	[c]	1.74	[c]	22
Retirement Class:	10/31/18		1.75	689,246	0.31		0.31		1.12		20
	10/31/17		27.66	592,706	0.31		0.31		1.18		22
	10/31/16		4.22	412,202	0.31		0.31		1.56		22
	10/31/15		0.31	427,901	0.31		0.31		1.33		22
	10/31/14		8.01	475,533	0.31		0.31		1.25		24
EMERGING MARKETS EQUITY INDEX FUND
Institutional Class:	10/31/18		(12.75)	1,256,129	0.20		0.20		2.34		27
	10/31/17		26.87	2,062,554	0.21		0.21		2.17		29
	10/31/16		9.25	1,476,857	0.22		0.22		2.32		30
	10/31/15		(14.54)	1,051,171	0.22		0.22		2.36		42
	10/31/14		0.42	942,827	0.23		0.23		2.29		13
Advisor Class:	10/31/18		(12.86)	1,511	0.34		0.34		3.19		27
	10/31/17		26.73	1,019	0.37		0.36		2.34		29
	10/31/16	‡	12.90 [b]	193	0.24	[c]	0.24	[c]	2.35	[c]	30
Premier Class:	10/31/18		(12.89)	24,852	0.35		0.35		1.99		27
	10/31/17		26.55	36,599	0.36		0.36		2.10		29
	10/31/16		9.12	17,476	0.37		0.37		2.18		30
	10/31/15		(14.60)	9,624	0.38		0.38		2.40		42
	10/31/14		0.23	4,475	0.39		0.39		1.95		13
Retirement Class:	10/31/18		(12.99)	233,463	0.45		0.45		2.03		27
	10/31/17		26.51	272,466	0.46		0.46		1.98		29
	10/31/16		8.92	140,457	0.47		0.47		2.08		30
	10/31/15		(14.69)	84,960	0.47		0.47		2.21		42
	10/31/14		0.17	50,771	0.48		0.48		2.01		13
Retail Class:	10/31/18		(13.07)	13,357	0.57		0.57		1.92		27
	10/31/17		26.44	14,704	0.58		0.58		1.79		29
	10/31/16		8.81	9,124	0.61		0.61		1.91		30
	10/31/15		(14.85)	7,847	0.60		0.60		1.98		42
	10/31/14		0.04	8,885	0.64		0.64		1.83		13
Class W:	10/31/18	†	(8.32)[b]	889,002	0.22	[c]	0.00	[c]	2.27	[c]	27

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	51

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized &	Total gain	Less distributions from		Total	Net asset
	period		value,	investment		unrealized gain	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		(loss) on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period
INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	10/31/18		$20.32	$0.61		$(2.00)	$(1.39)	$(0.56)	$ —	$(0.56)	$18.37
	10/31/17		16.89	0.55		3.37	3.92	(0.49)	—	(0.49)	20.32
	10/31/16		17.86	0.54		(1.00)	(0.46)	(0.51)	—	(0.51)	16.89
	10/31/15		18.82	0.57		(0.81)	(0.24)	(0.69)	(0.03)	(0.72)	17.86
	10/31/14		19.31	0.72		(0.67)	0.05	(0.54)	—	(0.54)	18.82
Advisor Class:	10/31/18		20.29	0.60		(2.01)	(1.41)	(0.54)	—	(0.54)	18.34
	10/31/17		16.88	0.49		3.40	3.89	(0.48)	—	(0.48)	20.29
	10/31/16	‡	17.70	0.37		(0.68)	(0.31)	(0.51)	—	(0.51)	16.88
Premier Class:	10/31/18		20.26	0.56		(1.98)	(1.42)	(0.53)	—	(0.53)	18.31
	10/31/17		16.84	0.52		3.36	3.88	(0.46)	—	(0.46)	20.26
	10/31/16		17.81	0.51		(0.99)	(0.48)	(0.49)	—	(0.49)	16.84
	10/31/15		18.77	0.54		(0.81)	(0.27)	(0.66)	(0.03)	(0.69)	17.81
	10/31/14		19.26	0.68		(0.65)	0.03	(0.52)	—	(0.52)	18.77
Retirement Class:	10/31/18		20.73	0.57		(2.04)	(1.47)	(0.52)	—	(0.52)	18.74
	10/31/17		17.22	0.52		3.44	3.96	(0.45)	—	(0.45)	20.73
	10/31/16		18.20	0.50		(1.01)	(0.51)	(0.47)	—	(0.47)	17.22
	10/31/15		19.15	0.53		(0.81)	(0.28)	(0.64)	(0.03)	(0.67)	18.20
	10/31/14		19.64	0.69		(0.68)	0.01	(0.50)	—	(0.50)	19.15
Class W:	10/31/18	†	19.95	0.02		(1.60)	(1.58)	—	—	—	18.37

‡	The Advisor Class commenced operations on December 4, 2015.
†	Class W commenced operations on September 28, 2018.
[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[d]	Amount represents less than $0.01 per share.
[f]	Does not include in-kind transactions.

52	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

concluded

				Ratios and supplemental data
	For the
	period			Net assets at	Ratios to average net assets						Portfolio
	or year			end of period	Gross		Net		Net investment		turnover
	ended		Total return	(in thousands)	expenses		expenses		income (loss)		rate
INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	10/31/18		(7.04)%	$ 7,702,594	0.06%		0.06%		3.06%		4%[f]
	10/31/17		23.84	10,221,016	0.06		0.06		3.01		11
	10/31/16		(2.48)	6,655,871	0.06		0.06		3.25		11
	10/31/15		(1.18)	5,549,083	0.06		0.06		3.10		5
	10/31/14		0.37	4,949,536	0.06		0.06		3.73		5
Advisor Class:	10/31/18		(7.16)	28,194	0.20		0.20		3.00		4	[f]
	10/31/17		23.68	25,184	0.21		0.21		2.63		11
	10/31/16	‡	(1.67)[b]	4,108	0.14	[c]	0.14	[c]	2.49	[c]	11
Premier Class:	10/31/18		(7.18)	215,656	0.21		0.21		2.80		4	[f]
	10/31/17		23.67	319,116	0.21		0.21		2.83		11
	10/31/16		(2.64)	242,345	0.21		0.21		3.09		11
	10/31/15		(1.33)	242,384	0.21		0.21		2.95		5
	10/31/14		0.23	191,665	0.21		0.21		3.55		5
Retirement Class:	10/31/18		(7.29)	965,816	0.31		0.31		2.78		4	[f]
	10/31/17		23.55	1,008,677	0.31		0.31		2.75		11
	10/31/16		(2.77)	667,204	0.31		0.31		2.97		11
	10/31/15		(1.38)	673,860	0.31		0.31		2.84		5
	10/31/14		0.11	746,134	0.31		0.31		3.51		5
Class W:	10/31/18	†	(7.92)[b]	2,478,430	0.06	[c]	0.00	[c]	1.15	[c]	4	[f]

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	53

Notes to financial statements

TIAA-CREF Funds

Note 1—organization and significant accounting policies

TIAA-CREF Funds (the “Trust”) is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The following are the TIAA-CREF Funds included in this report: Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund, Small-Cap Blend Index Fund, Emerging Markets Equity Index Fund, and the International Equity Index Fund (collectively the “Funds” or individually, the “Fund”).

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of TIAA, is registered with the Commission as an investment adviser and provides investment management services for the Funds. The Funds offer up to six share classes, although any one Fund may not necessarily offer all six classes. The Funds may offer Institutional Class, Advisor Class, Premier Class, Retirement Class, Retail Class and Class W shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class. Class W was made available for sale by certain Funds on September 28, 2018 pursuant to an amendment to the Trust’s registration statement filed with the Commission.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The Net Asset Value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Security valuation: The Funds’ investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Realized gains and losses on securities transactions are based upon the specific identification method.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Income, expenses, realized gains and losses and unrealized appreciation and depreciation of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2018, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, certain foreign taxes paid, utilization of tax equalization credits, dividend redesignations, investments in partnerships, and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

54	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included separately in the accompanying Statements of Assets and Liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of Operations.

New accounting pronouncement: In August 2018, FASB issued ASU 2018-13, Fair Value Measurement: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 removes or modifies certain disclosures required for fair value measurements. This guidance is effective for fiscal years beginning after December 15, 2019. Management has early implemented this accounting pronouncement for this annual report. This implementation did not have a material impact on the Funds’ financial statements and various filings. Refer to Note 2 for further details.

New rule issuances: In October 2016, the Commission issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization. This final rule modernizes investment company reporting by requiring the filing of new Forms N-CEN and N-PORT, and amends Regulation S-X disclosures related to derivatives and other disclosures in the financial statements and various filings. The requirements of this final rule in relation to Form N-CEN must be complied with by June 1, 2018. In December 2017, the Commission issued Temporary Final Rule

Release No. 33-10442, which delayed the filing requirements related to Form N-PORT from June 1, 2018 to April 2019, but still requires the Funds to maintain the data that would have been filed on Form N-PORT during the deferral period. Form N-CEN and the data requirements of Form N-PORT were implemented on June 1, 2018 and did not have an impact on net assets or results of operations.

In October 2016, the Commission issued Final Rule Release No. 33-10233, Investment Company Liquidity Risk Management Programs. This final rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds’ liquidity. The requirements of this final rule, in relation to the implementation of the liquidity risk management program and the 15% illiquid investment limit, must be adopted by December 1, 2018. In February 2018, the Commission issued Release No. IC-33142, which delayed the compliance requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs from December 1, 2018 to June 1, 2019. This implementation did not have a material impact on the Funds’ financial statements and various filings.

In August 2018, the Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This final rule amends certain disclosure requirements that have become redundant or outdated in light of other Commission disclosure requirements, U.S. GAAP or changes in the information environment. This rule eliminates the requirements for funds to present the components of distributable earnings on the balance sheet and parenthetically on the statement of changes in net assets. This final rule is effective November 5, 2018. Management has implemented the above changes for the current reporting period. In addition, certain amounts within each Fund’s Statement of changes in net assets for the prior fiscal period have been modified to conform to the current years presentation of distributable earnings. This change did not impact the total amount of distributable earnings from the prior period.

The Funds’ distributions from the prior fiscal period were paid from net investment income unless indicated in the following table:

	Equity Index Fund	Large-Cap Value Index Fund	S&P 500 Index Fund	Small-Cap Blend Index Fund
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Institutional Class	$(205,509,687)	$(98,648,534)	$(53,066,810)	$(24,416,875)
Advisor Class	(7,821)	(4,186)	(9,024)	(2,295)
Premier Class	(1,414,691)	—	—	—
Retirement Class	(7,735,619)	(14,286,394)	(15,020,296)	(6,337,158)
Retail Class	(13,242,540)	—	—	—
From realized gains:
Institutional Class	(49,435,514)	(47,307,089)	(12,088,671)	(37,350,848)
Advisor Class	(1,888)	(2,026)	(2,085)	(3,534)
Premier Class	(363,393)	—	—	—
Retirement Class	(2,104,736)	(7,541,570)	(3,850,229)	(11,244,413)
Retail Class	(3,709,399)	—	—	—
Total distributions	$(283,525,288)	$(167,789,799)	$(84,037,115)	$(79,355,123)

For the prior fiscal period, the following Undistributed net investment income (loss) included in net assets were disclosed:

	Equity Index Fund	Large-Cap Growth Index Fund	Large-Cap Value Index Fund	S&P 500 Index Fund	Small-Cap Blend Index Fund	Emerging Markets Equity Index Fund	International Equity Index Fund
Undistributed net investment income (loss) included in net assets	$214,420,805	$51,320,173	$121,876,406	$64,840,374	$22,362,001	$37,984,701	$233,412,975

TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	55

Notes to financial statements

Note 2—valuation of investments

Portfolio investments are valued at fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value follows:

Exchange-traded equity securities, common and preferred stock: Equity securities listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date, or if there is no official close of business, the latest sale price, or at the mean of the latest available bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. Foreign securities are generally categorized as Level 2 of the fair value hierarchy.

Debt securities: Debt securities will generally be valued using prices provided by a pricing service that may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, yields or any other key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Investments in registered investment companies: These investments are valued at their NAV on the valuation date. These investments are categorized as Level 1 of the fair value hierarchy.

Futures contracts: Stock and bond index futures contracts, which are traded on commodity exchanges, are valued at the last sale price as of the close of such commodity exchanges and are categorized as Level 1 of the fair value hierarchy.

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

As of October 31, 2018, 100% of the value of investments in the Large-Cap Growth Index Fund was valued based on Level 1 inputs.

The following table summarizes the market value of the Funds’ investments as of October 31, 2018, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total
Equity Index
Equity investments:
Financials	$2,461,000,089	$4,489	$—	$2,461,004,578
Health care	2,558,978,280	276	2,424	2,558,980,980
Materials	518,182,318	31,805	—	518,214,123
All other equity investments*	12,036,363,294	—	—	12,036,363,294
Short-term investments	168,530,866	35,836,560	—	204,367,426
Futures contracts**	(25,785)	—	—	(25,785)
Total	$17,743,029,062	$35,873,130	$2,424	$17,778,904,616
Large-Cap Value Index
Equity investments*	$6,350,412,694	$—	$—	$6,350,412,694
Short-term investments	40,730,231	1,650,000	—	42,380,231
Total	$6,391,142,925	$1,650,000	$—	$6,392,792,925
S&P 500 Index
Equity investments*	$4,770,198,578	$—	$—	$4,770,198,578
Short-term investments	9,050,318	1,450,000	—	10,500,318
Futures contracts**	36,008	—	—	36,008
Total	$4,779,284,904	$1,450,000	$—	$4,780,734,904

56	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

continued

Fund	Level 1	Level 2	Level 3	Total
Small-Cap Blend Index
Equity investments:
Financials	$469,893,165	$9,288	$—	$469,902,453
Health care	414,286,271	561	10,998	414,297,830
Materials	104,275,712	64,709	—	104,340,421
All other equity investments*	1,633,110,874	—	—	1,633,110,874
Short-term investments	161,230,193	41,450,000	—	202,680,193
Futures contracts**	(1,617,337)	—	—	(1,617,337)
Total	$2,781,178,878	$41,524,558	$10,998	$2,822,714,434
Emerging Markets Equity Index
Equity investments:
Africa/Middle East	$—	$132,592,950	$—	$132,592,950
Asia	165,647,512	1,495,143,528	62,258	1,660,853,298
Europe	66,499,124	24,226,337	—	90,725,461
Latin America	—	253,313,130	—	253,313,130
North America	72,212,468	619,024	—	72,831,492
All other equity investments*	10,460,919	195,498,369	17,892	205,977,180
Short-term investments	37,004,341	3,250,000	—	40,254,341
Total	$351,824,364	$2,104,643,338	$80,150	$2,456,547,852
International Equity Index
Equity investments:
Asia	$3,682,630	$3,119,636,857	$—	$3,123,319,487
Australasia	—	848,421,635	—	848,421,635
Europe	30,697,256	6,003,529,385	—	6,034,226,641
All other equity investments*	35,396,608	1,170,330,912	—	1,205,727,520
Short-term investments	170,140,365	81,763,423	—	251,903,788
Futures contracts**	(2,306,385)	—	—	(2,306,385)
Total	$237,610,474	$11,223,682,212	$—	$11,461,292,686

*	For detailed categories, see the accompanying Summary portfolio of investments.
**	Derivative instruments are not reflected in the market value of portfolio investments.

Note 3—derivative instruments

As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Derivatives require little or no initial investment and permit or require net settlement. The Funds value derivatives at fair value.

At October 31, 2018, the following Funds have invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

	Asset derivatives
Derivative contracts	Location	Fair value amount
Equity Index Fund
Equity contracts	Futures contracts*	$(25,785)
S&P 500 Index Fund
Equity contracts	Futures contracts*	36,008
Small-Cap Blend Index Fund
Equity contracts	Futures contracts*	(1,617,337)
International Equity Index Fund
Equity contracts	Futures contracts*	(2,306,385)

*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statements of assets and liabilities is only the receivable or payable for variation margin on open futures contracts.

For the year ended October 31, 2018, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative contracts	Location	Realized gain (loss)	Change in unrealized appreciation (depreciation)
Equity Index Fund
Equity contracts	Futures contracts	$ 5,975,569	$ (91,426)
S&P 500 Index Fund
Equity contracts	Futures contracts	247,991	(50,985)
Small-Cap Blend Index Fund
Equity contracts	Futures contracts	(1,155,698)	(1,616,636)
International Equity Index Fund
Equity contracts	Futures contracts	(12,080,342)	(2,416,075)

Futures contracts: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract, and variation margin receipts or payments are settled daily reflecting changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures contracts, there is minimal counterparty credit risk to the Funds since

TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	57

Notes to financial statements

futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures contracts against default. During the year ended October 31, 2018, the Equity Index Fund, the S&P 500 Index Fund, the Small-Cap Blend Index Fund, and the International Equity Index Fund had exposure to futures contracts, based on underlying notional values, generally between 0% and 2% of net assets. The futures contracts outstanding as of October 31, 2018 are disclosed in the summary portfolio of investments and the full Schedules of Investments.

Note 4—investment adviser and affiliates

Under the terms of the Investment Management Agreement with respect to each Fund, Advisors provides asset management services to the Fund for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund incurs an annual fee, payable monthly to Advisors, for certain administrative costs associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of Operations are paid to Advisors under the Service

Agreement. Under the terms of a distribution Rule 12b-1 plan, the Retail Class of each Fund compensates TPIS for providing distribution, promotional and/or shareholder services to the Retail Class of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. The Premier Class of each Fund is subject to a distribution Rule 12b-1 plan that compensates TPIS for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class.

Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Advisors expects this waiver and/or reimbursement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of October 31, 2018, the investment management fee, service agreement fee, distribution fee and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

	Investment management fee— effective rate	Service agreement fee	Distribution fee		Maximum expense amounts‡
Fund		Retirement Class	Premier Class	Retail Class	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W§
Equity Index	0.04%	0.25%	0.15%	0.25%	0.09%	0.24%	0.24%	0.34%	0.48%	0.09%
Large-Cap Growth Index	0.04	0.25	—	—	0.09	0.24	—	0.34	—	—
Large-Cap Value Index	0.04	0.25	—	—	0.09	0.24	—	0.34	—	—
S&P 500 Index	0.04	0.25	—	—	0.09	0.24	—	0.34	—	—
Small-Cap Blend Index	0.04	0.25	—	—	0.09	0.24	—	0.34	—	—
Emerging Markets Equity Index	0.14	0.25	0.15	0.25	0.25	0.40	0.40	0.50	0.64	0.25
International Equity Index	0.04	0.25	0.15	—	0.15	0.30	0.30	0.40	—	0.15

‡	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least February 28, 2019. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.
§	Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Advisors expects this waiver and/or reimbursement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For the year ended October 31, 2018, the Funds engaged in the following security transactions with affiliated entities:

Fund	Purchases	Sales	Realized gain (loss)
Equity Index	$566,135,025	$5,118,486	$(228,469)
Large-Cap Growth Index	213,357,413	22,551,172	866,890
Large-Cap Value Index	88,927,049	53,259,244	715,455
S&P 500 Index	191,622,509	15,322,203	732,509
Small-Cap Blend Index	29,763,288	1,207,855	(59,382)
Emerging Markets Equity Index	96,124,735	9,142,829	(1,666,091)
International Equity Index	425,387,703	43,462,292	(7,312,144)

A registered separate account of TIAA (collectively “TIAA Access”) has various sub-accounts that invest in the Funds, and certain funds within the Trust also make investments in the Funds.

The following is the percentage of the Funds’ shares owned by TIAA Access and other funds within the Trust as of October 31, 2018:

Fund	TIAA-CREF Lifecycle Index Funds	TIAA Access	Total
Equity Index	45%	1%	46%
Large-Cap Growth Index	—	5	5
Large-Cap Value Index	—	6	6
S&P 500 Index	—	9	9
Small-Cap Blend Index	—	16	16
Emerging Markets Equity Index	37	—	37
International Equity Index	22	5	27

58	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

continued

TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly owned direct subsidiary of TIAA, is a registered investment adviser that provides program management services to multiple qualified tuition programs formed under Section 529 of the Internal Revenue Code (“529 Plans”). These 529 Plans, each of which operates independently, invest a portion of their assets in the Funds. As of October 31, 2018, three 529 Plans owned 11%, 10%, and 5%, respectively, of the Equity Index Fund; one 529 Plan owned 6% of the Large-Cap Growth Index Fund; one 529 Plan owned 5% of the Large-Cap Value Index Fund; two 529 Plans owned 9% and 8%, respectively, of the S&P 500 Index Fund; one 529 Plan owned 5% of the Emerging Markets Equity Index Fund; and two 529 Plans owned 6% and 5%, respectively, of the International Equity Index Fund.

Companies in which a Fund holds 5% or more of the outstanding voting shares are considered “affiliated companies” of the Fund, pursuant to the 1940 Act. As of October 31, 2018, there were no affiliated investments.

Note 5—investments

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”) for the purpose of investing cash collateral. The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of Assets and Liabilities. As of October 31, 2018, securities lending transactions are for equity securities, and the resulting loans are continuous, can be recalled at any time, and have no set maturity. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is reflected separately in the Statements of Operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Securities purchased on a when-issued or delayed-delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Net unrealized appreciation (depreciation): At October 31, 2018, net unrealized appreciation (depreciation) based on the aggregate cost of all investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized (depreciation)	Net unrealized appreciation (depreciation)
Equity Index	$11,720,045,013	$6,545,376,847	$(486,517,244)	$6,058,859,603
Large-Cap Growth Index	4,082,898,912	2,124,234,656	(66,427,185)	2,057,807,471
Large-Cap Value Index	5,532,906,478	1,207,858,852	(347,972,405)	859,886,447
S&P 500 Index	2,996,970,311	1,898,395,273	(114,630,680)	1,783,764,593
Small-Cap Blend Index	2,343,688,881	704,389,359	(225,363,806)	479,025,553
Emerging Markets Equity Index	2,422,605,540	345,684,326	(311,742,014)	33,942,312
International Equity Index	10,922,654,989	1,530,031,650	(991,393,953)	538,637,697

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting.

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended October 31, 2018 were as follows:

Fund	Non-U.S. government purchases	Non-U.S. government sales
Equity Index	$2,650,293,300	$811,299,045
Large-Cap Growth Index	1,874,682,335	1,682,680,635
Large-Cap Value Index	1,772,040,701	1,905,817,343
S&P 500 Index	380,259,561	486,799,627
Small-Cap Blend Index	738,996,333	514,113,663
Emerging Markets Equity Index	1,144,136,871	695,210,453
International Equity Index	1,568,078,099	433,779,056

Note 6—distributions to shareholders and other tax items

The tax character of distributions paid to shareholders during the years ended October 31, 2018 and October 31, 2017 was as follows:

	10/31/2018			10/31/2017
Fund	Ordinary income	Long-term capital gains	Total	Ordinary income	Long-term capital gains	Total
Equity Index	$276,393,456	$78,056,211	$354,449,667	$225,489,773	$58,035,515	$283,525,288
Large-Cap Growth Index	65,506,265	37,798,948	103,305,213	46,932,236	—	46,932,236
Large-Cap Value Index	187,722,171	93,599,171	281,321,342	115,650,800	52,138,999	167,789,799
S&P 500 Index	82,388,707	15,486,302	97,875,009	67,634,825	16,402,290	84,037,115
Small-Cap Blend Index	43,523,785	91,765,346	135,289,131	29,586,669	49,768,454	79,355,123
Emerging Markets Equity Index	48,334,175	—	48,334,175	29,906,124	—	29,906,124
International Equity Index	319,328,123	—	319,328,123	230,684,020	—	230,684,020

TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	59

Notes to financial statements	concluded

As of October 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation)	Capital loss carryover	Total
Equity Index	$270,235,514	$ 47,640,882	$6,058,859,592	$ —	$6,376,735,988
Large-Cap Growth Index	67,173,987	132,824,315	2,057,807,476	—	2,257,805,778
Large-Cap Value Index	144,742,744	84,110,893	859,886,452	—	1,088,740,089
S&P 500 Index	70,072,464	34,805,255	1,783,764,584	—	1,888,642,303
Small-Cap Blend Index	39,044,923	155,756,833	479,025,556	—	673,827,312
Emerging Markets Equity Index	52,641,662	—	31,984,002	(72,339,327)	12,286,337
International Equity Index	323,801,126	—	538,105,951	(103,332,243)	758,574,834

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies, and the treatment of short term gain as ordinary income for tax purposes.

In certain circumstances, a fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). A fund may also accept portfolio securities rather than cash as payment for a purchase of fund shares (in-kind purchase). During the year ended October 31, 2018 the Equity Index Fund recognized a net capital gain of $435,685,884 as the result of a delivery of $598,611,758 of securities from in-kind redemption transactions. The International Equity Index Fund recognized a net capital gain of $101,483,694 as the result of a delivery of $198,401,341 of securities from in-kind redemption transactions. For federal income tax purposes, the gain is not taxable and therefore will not be distributed to shareholders. The gain was reclassified from total distributable earnings (loss) to paid-in-capital in the Statements of Assets and Liabilities.

At October 31, 2018, the following Funds had capital loss carryovers, which will not expire:

Fund	Short-term	Long-term	Total
Emerging Markets Equity Index	$9,352,647	$62,986,680	$72,339,327
International Equity Index	33,567,461	69,764,782	103,332,243

Note 7—emerging markets risks

The Emerging Markets Equity Index Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Note 8—inter-fund lending program

Pursuant to an exemptive order issued by the Commission, the Funds may participate in an inter-fund lending program. This program allows the Funds to lend cash to and/or borrow cash from certain other affiliated Funds for temporary purposes, (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls). The program is subject to a number of conditions, including the requirement that no Fund may borrow or lend money under the program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations and authorized by its portfolio manager(s). During the year ended October 31, 2018, there were no inter-fund borrowing or lending transactions.

Note 9—line of credit

Each of the Funds participates in a $1.25 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was entered into on June 19, 2018 expiring on June 18, 2019, replacing the previous $1.5 billion facility, which expired June 2018. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended October 31, 2018, there were no borrowings under this credit facility by the Funds.

Note 10—indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

60	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Report of independent registered public accounting firm

To the Board of Trustees of TIAA-CREF Funds and Shareholders of TIAA-CREF Equity Index Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Emerging Markets Equity Index Fund and TIAA-CREF International Equity Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of TIAA-CREF Equity Index Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Emerging Markets Equity Index Fund, and TIAA-CREF International Equity Index Fund (seven of the funds constituting TIAA-CREF Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
December 14, 2018

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	61

Important tax information (unaudited)

For the fiscal year ended October 31, 2018, the TIAA-CREF Funds designate the following distribution amounts (or the maximum amount allowable) as being from Section 1250 gains and net long-term capital gains.

Fund	Section 1250 gains	Long-term capital gains	Total
Equity Index	$855,746	$93,839,658	$94,695,404
Large-Cap Growth Index	—	47,657,136	47,657,136
Large-Cap Value Index	667,889	98,426,638	99,094,527
S&P 500 Index	140,699	19,022,389	19,163,088
Small-Cap Blend Index	264,568	96,393,429	96,657,997
Emerging Markets Equity Index	—	—	—
International Equity Index	—	—	—

For the fiscal year ended October 31, 2018, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Fund	Percentage
Equity Index	87.88%
Large-Cap Growth Index	100.00
Large-Cap Value Index	76.90
S&P 500 Index	98.69
Small-Cap Blend Index	42.16
Emerging Markets Equity Index	52.96
International Equity Index	68.43

For the fiscal year ended October 31, 2018, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage
Equity Index	85.73%
Large-Cap Growth Index	93.18
Large-Cap Value Index	74.84
S&P 500 Index	96.14
Small-Cap Blend Index	41.89
Emerging Markets Equity Index	0.03
International Equity Index	0.00

The Emerging Markets Equity Index and International Equity Index Funds received income from foreign sources during the year ended October 31, 2018 of $68,759,575 ($0.28812 per share), and $320,823,209 ($0.51820 per share) respectively, and paid taxes to foreign countries during the year ended October 31, 2018 of $7,712,728 ($0.03232 per share), and $22,339,782 ($0.03608 per share), respectively.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2018, which will be reported in conjunction with your 2018 Form 1099-DIV.

By early 2019, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

62	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2018

Trustees

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	87	Investment Committee member, Maine Community Foundation and the Elmina B. Sewall Foundation.
Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management at Northwestern University (2002–2011 and since 2013) and Chair of the Finance Department (2005–2007). Assistant Secretary for Economic Policy at the United States Department of the Treasury (2011–2013).	87	Member of the Board of the Office of Finance, Federal Home Loan Banks.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and certain funds advised by American Beacon Advisors, Inc.	87	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Chief Operating Officer, DDJ Capital Management (2003–2006).	87	Director of Copper Rock Capital Partners, LLC (investment adviser).
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	87	Director, Commonwealth (non-profit organization).
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Board and Trustee	Indefinite term. Trustee since 2011. Chairman for term ending July 1, 2021.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004), Co-Head of Global Cash and Fixed Income Portfolio Management Team, Goldman Sachs Asset Management.	87	Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Investment Committee member, Sansum Clinic; Investment Committee member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and President, Crane Country Day School.
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group at the Alfred P. Sloan School of Management of MIT (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008).	87	Director, National Bureau of Economic Research and the Alfred P. Sloan Foundation; Member, Congressional Budget Office Panel of Economic Advisers.

TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	63

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2018

Trustees — concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2016); Chairman and Chief Executive Officer (1991–2016) and Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	87	Director, SCANA Corporation (energy holding company).
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), Director of the AIM Investment Center, Associate Dean for Research (since 2011), Chairman, (2002–2011) and Professor (since 1987), McCombs School of Business, University of Texas at Austin.	87	Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors); and Investment Advisory Committee, Employees Retirement System of Texas.

Officers

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Vijay Advani TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1960	Executive Vice President	One-year term. Executive Vice President since 2018.	Chief Executive Officer, Nuveen. Executive Vice President of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex.”) Prior to joining Nuveen, Mr. Advani served as Co-President of Franklin Resources, Inc.-Franklin Templeton Investments.
Mona Bhalla TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1969	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2017.	Senior Managing Director and Corporate Secretary of Teachers Insurance and Annuity Association of America (“TIAA”) and the TIAA-CREF Fund Complex. Prior to joining TIAA, Ms. Bhalla served as Senior Vice President, Counsel and Corporate Secretary of AllianceBernstein L.P.
Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, Chief Compliance Officer - Funds of TIAA. Chief Compliance Officer of the TIAA-CREF Fund Complex.
Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2017.	Senior Managing Director, Co-Head of Nuveen Equities & Fixed Income and President of TIAA Investments. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds.
Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.	Executive Vice President, Chief investment Officer and President, Nuveen Global Investments. Executive Vice President of the TIAA-CREF Fund Complex.

64	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

concluded

Officers — concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Phillip T. Rollock TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2018.	Executive Vice President and Chief Legal Officer of TIAA and of the TIAA-CREF Fund Complex. Previously, Senior Managing Director, Deputy General Counsel and Corporate Secretary of the TIAA and the TIAA-CREF Fund Complex.
Christopher A. Van Buren TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2018.	Executive Vice President, Chief Risk Officer, TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Van Buren served as Managing Director of Group Risk Control of UBS.
E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.	Managing Director, Head, TC Fund Administration, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1; and Treasurer of CREF.
Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.	Senior Executive Vice President, Chief Human Resources Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, TIAA.org, or by calling 800-223-1200.

TIAA-CREF Funds: Equity Index Funds ■ 2018 Annual Report	65

Additional information about index providers (unaudited)

Russell Indexes

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

Standard & Poor’s Index

The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the S&P 500 Index Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the fund with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the fund. S&P Dow Jones Indices has no obligation to take the needs of the fund or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the fund or the timing of the issuance or sale of fund shares or in the determination or calculation of the equation by which fund shares are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

s&p dow jones indices does not guarantee the adequacy, accuracy, timeliness and/or the completeness of the s&p 500 index or any data related thereto or any communication, including but not limited to, oral or written communication (including electronic communications) with respect thereto. s&p dow jones indices shall not be subject to any damages or liability for any errors, omissions, or delays therein. s&p dow jones indices makes no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use or as to results to be obtained by the fund, owners of the fund, or any other person or entity from the use of the s&p 500 index or with respect to any data related thereto. without limiting any of the foregoing, in no event whatsoever shall s&p dow jones indices be liable for any indirect, special, incidental, punitive, or consequential damages including but not limited to, loss of profits, trading losses, lost time or goodwill, even if they have been advised of the possibility of such damages, whether in contract, tort, strict liability, or otherwise. there are no third party beneficiaries of any agreements or arrangements between s&p dow jones indices and the fund, other than the licensors of s&p dow jones indices.

MSCI Indexes

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

66	2018 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

How to reach us

Websites

TIAA.org

nuveen.com

Automated telephone service

800-842-2252

24 hours a day, 7 days a week

For the hearing- or speech-impaired

800-842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday

9 a.m. to 6 p.m. (ET), Saturday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not Federal Deposit Insurance Corporation (FDIC) insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value.

Nuveen, a subsidiary of TIAA, provides investment advice and portfolio management services through a dozen affiliated registered investment advisers. Teachers  Personal Investors Services, Inc., Nuveen Securities, LLC, and TIAA-CREF Individual & Institutional Services, LLC, members FINRA and SIPC, distribute securities products.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

©2018 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206

TIAA

730 Third Avenue

New York, NY 10017-3206

We’re fond of paper…in its original form. Switch to eDelivery at TIAA.org/eDelivery

Printed on paper containing recycled fiber

643991	A12447 (12/18)

TIAA

730 Third Avenue

New York, NY 10017-3206

Printed on paper containing recycled fiber

643991	A12447 (12/18)

TIAA

730 Third Avenue

New York, NY 10017-3206

643991	A12447 (12/18)

Annual Report ■ October 31, 2018

TIAA-CREF Funds

International Fixed-Income Funds

The annual report contains the audited financial statements.

Fund name	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W
Emerging Markets Debt Fund	TEDNX	TEDHX	TEDPX	TEDTX	TEDLX	TEDVX
International Bond Fund	TIBWX	TIBNX	TIBLX	TIBVX	TIBEX	TIBUX

Proposals for action at the 2019 shareholder meeting

We anticipate that the next meeting of shareholders of the TIAA-CREF Funds will be held in July 2019; however, the exact date, time and location of such meeting have yet to be determined. Proposals submitted by or on behalf of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the proxy materials for the 2019 shareholder meeting must be received by the TIAA-CREF Funds’ Corporate Secretary no earlier than January 2, 2019 and no later than March 15, 2019. The submission of a proposal does not assure its inclusion in TIAA-CREF Funds’ proxy statement or presentation at the meeting. Unless TIAA-CREF Funds is notified by April 24, 2019 of other matters that may be properly brought before the 2019 shareholder’s meeting by or on behalf of shareholders, the persons named in the proxy will have the discretion to vote on those matters as they see fit.

Understanding this report

For the purposes of this report, “TIAA-CREF Funds” refers only to the TIAA-CREF International Fixed-Income Funds listed on the cover of this report.

This annual report contains information about certain TIAA-CREF Funds and describes their results for the twelve months ended October 31, 2018. The report contains four main sections:

•	A letter from Brad Finkle, President of TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Investments.
•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the issuers, industries and types of securities in which each fund had investments as of October 31, 2018.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. The risks of investing in the TIAA-CREF Funds vary from fund to fund; to see the risks of investing in an individual fund, please read that fund’s latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	3

Letter to investors

International fixed-income securities produced mixed results for the twelve months ended October 31, 2018. Foreign investment-grade fixed-rate bonds posted modest gains while emerging-markets debt recorded declines, nearly one-half of which were incurred during the final three months of the period. For the twelve months:

•	International investment-grade fixed-rate bonds, as measured by the Bloomberg Barclays Global Aggregate Ex-USD Index (Hedged), gained 2.0% for the period. Please see page 7 for benchmark definitions.
•	Emerging-markets debt securities, as measured by the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified, returned –4.4%.
•	The TIAA-CREF International Bond Fund (Institutional Class) gained 0.1%. The TIAA-CREF Emerging Markets Debt Fund (Institutional Class) returned –5.6%. Both underperformed their respective benchmarks.

International investment-grade fixed-rate bonds achieved most of their gains in the first half of the period. However, monetary policy divergence and less synchronized global growth became more pronounced in the final six months, resulting in an increase in market volatility.

Emerging-markets debt was hampered through most of the twelve-month period by rising U.S. interest rates and continuing international trade tensions. Some markets benefited from rising oil prices, but others struggled with political uncertainty or inflationary pressure.

International fixed income registered mixed results versus U.S. bonds

Foreign bonds posted mixed results when compared with U.S. fixed-income securities for the twelve months. International investment-grade bonds outperformed U.S. investment-grade debt securities as the Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%. U.S. investment-grade fixed-rate bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, lost 2.1%. However, U.S. high-yield bonds, as measured by the ICE BofAML BB-B U.S. Cash Pay High Yield Constrained Index, gained 0.3%, outperforming emerging-markets debt for the period.

Diverging global economic paths highlighted the value of diversification

Global capital markets reacted to two distinctly different economic stories over the twelve-month period, one taking place in the United States and the other unfolding in foreign markets around the world. Expansion of the U.S. economy accelerated significantly, and the Fed responded accordingly by raising short-term

4	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Brad Finkle

interest rates. The experience overseas was generally more subdued. Europe recorded slower economic growth, and core inflation in the euro area was about half the rate seen in the United States. China’s economic expansion, while still robust by global standards, also slowed its pace.

These two different experiences help illustrate the value of portfolio diversification, both by asset class and geography. Capital markets reacted differently to the diverging economies of late, creating both global investment opportunities and risks to manage. We believe that diversification remains a time-tested approach to potentially help investors better manage shifts in market conditions more effectively. (Of course, diversification does not guarantee against market loss.)

Looking ahead, it’s hard to say whether the U.S. economy will continue to outpace others around the world. The current U.S. expansion, now more than nine years old, would become the longest on record if it continues beyond July 2019. The response of central banks will remain important to all financial markets, but especially to fixed-income investors. In addition, it remains unclear what impact U.S.-China trade disputes may have on the global economy. We believe these factors again point to the wisdom of diversification as a way to manage market uncertainty. In our view, a broadly diversified portfolio of fixed-income securities, professionally managed in a mutual fund, has the potential to help investors navigate changing markets.

If you have questions about your investment in the TIAA-CREF International Fixed-Income Funds, please contact your financial advisor or call a TIAA financial consultant at 800-842-2252. We welcome the opportunity to speak with you.

/s/ Brad Finkle

Brad Finkle

President

TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Investments

TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	5

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports, instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Funds’ holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at TIAA.org; or
•	By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-Q filings. Form N-CSR filings are as of October 31 or April 30; Form N-Q filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy.

Call 202-551-8090 for more information.

Proxy voting

In certain market conditions, the investment portfolio of a fixed-income fund may include shares of common or preferred stock. If that should occur, TIAA-CREF Funds’ ownership of stock would give it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at TIAA.org or on the SEC’s website at sec.gov. You can also call us at 800-842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-842-2252.

Fund management

The TIAA-CREF Funds are managed by the portfolio management teams of Teachers Advisors, LLC. The members of these teams are responsible for the day-to-day investment management of the funds.

6	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds

About the funds’ benchmarks

Emerging Markets Debt Fund

The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI-GD Index) is an unmanaged, market-capitalization-weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds and other debt instruments issued by sovereign and quasi-sovereign entities. The index limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

International Bond Fund

The Bloomberg Barclays Global Aggregate Ex-USD Index (Hedged) is an unmanaged, global, investment-grade fixed-rate bond market index, including treasury, government-related, corporate and securitized fixed-rate bonds from both developed- and emerging-markets issuers, in 24 local currencies. Securities are SEC-registered, taxable, non-dollar denominated and must have a minimum maturity of one year. Securities must be rated investment grade using the middle rating of Moody’s, S&P and Fitch after dropping the highest and lowest available ratings.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. For additional details about the benchmark indexes, please read the funds’ latest prospectus.

Information has been obtained from sources believed to be reliable but J.P. Morgan does not guarantee its completeness or accuracy. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified (EMBI-GD Index) is used with permission. The EMBI-GD Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, J.P. Morgan Chase & Co. All rights reserved.

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	7

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense examples that appear in this report are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the fund would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2018–October 31, 2018).

Actual expenses

The first section in each table uses the Fund’s actual expenses and its actual rate of return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second section in each table shows hypothetical account values and expenses based on the Fund’s actual expense ratio for each share class for the six-month period and an assumed 5%-per-year rate of return before expenses. This was not the share class’ actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period, but rather allows you to compare the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

8	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Emerging Markets Debt Fund

Performance for the twelve months ended October 31, 2018

The Emerging Markets Debt Fund returned –5.58% for the Institutional Class, compared with the –4.39% return of its benchmark, the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified (“JP Morgan index”).

Emerging-markets debt lost ground amid continued trade tensions and rising U.S. rates

During the twelve-month period, emerging-markets debt struggled as ongoing trade tensions, geopolitical uncertainty and rising U.S. interest rates elevated volatility within emerging fixed-income markets. Global trade disputes, election uncertainty in Brazil, Turkey and Mexico and monetary policy missteps in Argentina and Turkey weighed heavily on the asset class. As a result, credit spreads (the yield gap between bonds with similar maturities but different credit quality) widened, and fund flows for local currency markets turned negative.

The Federal Reserve raised the federal funds target rate most recently in September 2018, pushing the key short-term interest-rate measure to 2.00%–2.25%. This marked the fourth increase during the period and the eighth such hike since December 2015. Demand for energy continued as oil prices rose from just over $54 a barrel on November 1, 2017, to more than $65 a barrel on October 31, 2018, which was beneficial for a number of emerging-markets countries.

Fund trailed its benchmark

For the twelve-month period, the Fund underperformed its benchmark, mostly due to sovereign hard currency allocations (Zambia, Venezuela and Argentina); the allocation to local currency denominated exposures; and corporate selections in Argentina and Turkey.

In addition to Argentina, local currency exposure to the Ukraine, Uruguay and Kazakhstan also hampered the Fund’s relative performance. Hard currency corporate allocations contributed to performance, but underweights in Kazakhstan and China and an overweight in Turkey detracted. Argentina’s unprecedented economic crisis, where short-term rates eventually settled at 60%, hit each segment of the portfolio (local/hard currency corporates and sovereigns) and hurt the Fund’s performance. An allocation to Turkish banks hurt returns as mounting fiscal deficits and questionable monetary policy decisions put a strain on the country, as did Chinese corporate selections and a Jamaican telecommunications company.

Partly offsetting these detractors, the Fund’s performance was positively affected by strong corporate selections in Brazil and Mexico and an overweight to Brazilian corporates. Within the corporate sector, an underweight to Venezuela’s energy agency PDVSA, which is also in default, helped to partly offset the drag from the sovereign exposure. Within the local currency sovereign portfolio, the Fund benefited nicely from strong returns in Nigeria, Egypt and Serbia.

TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	9

Emerging Markets Debt Fund

Performance as of October 31, 2018

Emerging Markets Debt Fund		Total return	Average annual total return		Annual operating expenses*
	Inception date	1 year	since fund inception		gross	net
Institutional Class	9/26/14	–5.58%	3.41%		0.65%	0.65%
Advisor Class	12/4/15	–5.56	3.41	†	0.73	0.73
Premier Class	9/26/14	–5.72	3.23		0.82	0.80
Retirement Class	9/26/14	–5.73	3.17		0.90	0.90
Retail Class	9/26/14	–5.79	3.08		1.17	1.00
JP Morgan Emerging Markets Bond Index Global Diversified	—	–4.39	3.51	‡	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	The performance shown for the Advisor Class that is prior to its inception date is based on the performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Advisor Class. If these higher expenses had been reflected, the performance of the Advisor Class shown for these periods would have been lower.
‡	Performance is calculated from the inception date of the Institutional Class.

Fund profile

as of 10/31/2018
Net assets	$442.41 million
Portfolio turnover rate	75%
Number of issues	239
Option-adjusted duration*	6.26 years
Average maturity†	11.41 years

*	Option-adjusted duration estimates how much the value of a bond portfolio would be affected by a change in prevailing interest rates, taking into account the options embedded in the individual securities. The longer a portfolio’s duration, the more sensitive it is to changes in interest rates.
†	Average maturity is a simple average of the maturities of all the bonds in a fund’s portfolio. The maturity of a bond is the amount of time until the bond’s principal becomes due or payable.

10	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Emerging Markets Debt Fund

$10,000 invested at Fund’s inception

Institutional Class (inception September 26, 2014)

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2018

	Beginning	Ending	Expenses paid
	account value	account value	during period*
Emerging Markets Debt Fund	(5/1/18)	(10/31/18)	(5/1/18-10/31/18)
Actual return
Institutional Class	$1,000.00	$952.51	$3.15
Advisor Class	1,000.00	953.18	3.35
Premier Class	1,000.00	951.87	3.94
Retirement Class	1,000.00	952.19	4.43
Retail Class	1,000.00	951.85	4.87
5% annual hypothetical return
Institutional Class	1,000.00	1,021.98	3.26
Advisor Class	1,000.00	1,021.78	3.47
Premier Class	1,000.00	1,021.17	4.08
Retirement Class	1,000.00	1,020.67	4.58
Retail Class	1,000.00	1,020.21	5.04

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.64% for the Institutional Class, 0.68% for the Advisor Class, 0.80% for the Premier Class, 0.90%

TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	11

Emerging Markets Debt Fund

for the Retirement Class and 0.99% for the Retail Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower. For more information about this expense example, please see page 8.

Portfolio composition

% of net assets
Sector	as of 10/31/2018
Foreign government securities	49.8
Corporate bonds	46.4
Common stocks & rights	0.1
Short-term investments, other assets & liabilities, net	3.7
Total	100.0

Holdings by country

% of portfolio investments
as of 10/31/2018
Mexico	6.4
South Africa	5.9
Brazil	5.5
Indonesia	5.1
Turkey	4.7
Ukraine	4.1
Argentina	3.4
Peru	3.1
54 other nations	57.2
Short-term investments	4.6
Total	100.0

Holdings by maturity

% of fixed-income investments
(excluding short-term investments)
as of 10/31/2018
Less than 1 year	1.2
1–3 years	5.6
3–5 years	14.6
5–10 years	48.5
Over 10 years	30.1
Total	100.0

Holdings by credit quality*

% of fixed-income investments
(excluding short-term investments)
as of 10/31/2018
Aa/AA	0.4
A/A	6.4
Baa/BBB	32.9
Ba/BB	26.5
B/B	28.1
Below B/B	1.4
Non-rated	4.3
Total	100.0

*	Credit quality ratings are based on the J.P. Morgan methodology, which uses the middle rating of the S&P, Moody’s and Fitch ratings to determine an instrument’s rating category. When a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used.

12	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds

International Bond Fund

Performance for the twelve months ended October 31, 2018

The International Bond Fund returned 0.07% for the Institutional Class, compared with the 1.98% return of its benchmark, the Bloomberg Barclays Global Aggregate Ex-USD Index (Hedged) (“Global Aggregate index”).

Period characterized by slowing global growth and rising U.S. interest rates

Global monetary policy divergence and less synchronized global growth became more pronounced during the twelve-month period, and trade tensions escalated, contributing to “risk-off” market sentiment and a strengthening U.S. dollar. The 19-nation euro area grew at a rate of 1.7% during the third calendar quarter of 2018 when compared to the same period in 2017, according to a preliminary estimate. Euro area growth over the summer months was the weakest in four years. Economic expansion also slowed in China, where third-quarter growth of 6.5% was the country’s slowest since 2009.

Central banks took note of the diverging economic patterns in the United States and other parts of the world. The European Central Bank left its low benchmark interest rates in place but indicated that it would likely cease its stimulative bond-buying policy by the end of 2018. Meanwhile, the U.S. Federal Reserve raised the federal funds target rate four times during the period, increasing the key short-term interest-rate measure to 2.00%–2.25%. The Bank of England raised its benchmark interest rate twice during the period to 0.75% amid strength in the labor market and credit growth. Demand for energy continued as oil prices rose from just over $54 a barrel on November 1, 2017, to more than $65 a barrel on October 31, 2018, which was beneficial for oil-producing countries around the world.

Fund advanced but trailed its benchmark

For the twelve-month period, the Fund advanced but trailed the return of its benchmark. The Fund's underperformance was driven primarily by unhedged exposure to both developed- and emerging-markets currencies, given the broad-based U.S. dollar rally in the latter half of the period. Fund positions in the corporate, government credit and government agency sectors also detracted from its performance relative to the Global Aggregate index.

On the positive side, asset allocation and yield curve positioning made large contributions. Allocation to credit, especially high yield and leverage loans, was a positive as well as an underweight in developed-markets interest rates. An overweight position in emerging-markets rates also benefited performance. Yield curve positioning within euro interest rates was another positive contributor. Finally, the Fund had a small exposure to derivatives instruments during the period, which benefited its relative performance.

TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	13

International Bond Fund

Performance as of October 31, 2018

International Bond Fund		Total	Average annual	Annual operating
		return	total return	expenses*
	Inception		since
	date	1 year	inception	gross	net
Institutional Class	8/5/16	0.07%	0.74%	0.70%	0.65%
Advisor Class	8/5/16	–0.06	0.71	0.78	0.73
Premier Class	8/5/16	–0.04	0.64	0.84	0.79
Retirement Class	8/5/16	–0.18	0.52	0.95	0.90
Retail Class	8/5/16	–0.36	0.41	0.96	0.90
Bloomberg Barclays Global Aggregate Ex-USD Index (Hedged)	—	1.98	1.04 †	—	—

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least February 28, 2019, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.
†	Performance is calculated from the inception date of the Institutional Class.

Fund profile

as of 10/31/2018
Net assets	$342.41 million
Portfolio turnover rate	62%
Number of issues	301
Option-adjusted duration*	6.85 years
Average maturity†	8.37 years

*	Option-adjusted duration estimates how much the value of a bond portfolio would be affected by a change in prevailing interest rates, taking into account the options embedded in the individual securities. The longer a portfolio’s duration, the more sensitive it is to changes in interest rates.
†	Average maturity is a simple average of the maturities of all the bonds in a fund’s portfolio. The maturity of a bond is the amount of time until the bond’s principal becomes due or payable.

14	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds

International Bond Fund

$10,000 invested at Fund’s inception

Institutional Class (inception August 5, 2016)

For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2018

	Beginning	Ending	Expenses paid
	account value	account value	during period*
International Bond Fund	(5/1/18)	(10/31/18)	(5/1/18–10/31/18)
Actual return
Institutional Class	$1,000.00	$988.83	$3.26
Advisor Class	1,000.00	988.54	3.41
Premier Class	1,000.00	988.68	4.01
Retirement Class	1,000.00	987.81	4.51
Retail Class	1,000.00	986.09	5.01
5% annual hypothetical return
Institutional Class	1,000.00	1,021.93	3.31
Advisor Class	1,000.00	1,021.78	3.47
Premier Class	1,000.00	1,021.17	4.08
Retirement Class	1,000.00	1,020.67	4.58
Retail Class	1,000.00	1,020.16	5.09

*	“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2018. The Fund’s annualized six-month expense ratios for that period were 0.65% for the Institutional Class, 0.68% for the Advisor Class, 0.80% for the Premier Class, 0.90%

TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	15

International Bond Fund

for the Retirement Class and 1.00% for the Retail Class. The expense charges of one or more of the Fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such reimbursement, the expenses of the affected share classes would be higher and the Fund’s performance lower. For more information about this expense example, please see page 8.

Portfolio composition

% of net assets
Sector	as of 10/31/2018
Foreign government securities	67.7
Corporate bonds	23.9
Bank loan obligations	3.1
Short-term investments, other assets & liabilities, net	5.3
Total	100.0

Holdings by country

% of portfolio investments
as of 10/31/2018
Japan	15.6
United States	14.0
United Kingdom	7.3
Italy	5.8
France	4.6
Canada	4.2
Korea, Republic of	3.8
Spain	3.4
54 other nations	33.8
Short-term investments	7.5
Total	100.0

Holdings by maturity

% of fixed-income investments
(excluding short-term investments)
as of 10/31/2018
Less than 1 year	5.1
1–3 years	13.2
3–5 years	17.4
5–10 years	42.4
Over 10 years	21.9
Total	100.0

Holdings by credit quality*

% of fixed-income investments
(excluding short-term investments)
as of 10/31/2018
Aaa/AAA	13.4
Aa/AA	19.5
A/A	27.0
Baa/BBB	24.4
Ba/BB	6.3
B/B	9.2
Non-rated	0.2
Total	100.0

*	Credit quality ratings are based on the Bloomberg Barclays methodology, which uses the median rating of those compiled by the Moody’s, Standard & Poor’s and Fitch ratings agencies. If ratings are available from only two of these agencies, the lower rating is used. When only one rating is available, that one is used. These ratings are subject to change without notice.

16	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Summary portfolio of investments

Emerging Markets Debt Fund  ■  October 31, 2018

Principal		Issuer		Value	% of net assets
BONDS

CORPORATE BONDS
ARGENTINA				$5,704,013	1.3%
AZERBAIJAN				2,219,695	0.5
BAHRAIN				2,300,000	0.5
BRAZIL
$4,825,000		Petrobras Global Finance BV	5.625%–7.375%, 01/17/27–05/20/43	4,466,650	1.0
		Other		10,060,033	2.4
				14,526,683	3.4
CHILE
2,850,000	g	Banco del Estado de Chile	2.668%, 01/08/21	2,775,216	0.6
		Other		5,177,237	1.2
				7,952,453	1.8
CHINA				10,017,055	2.3
COLOMBIA				3,646,935	0.8
COSTA RICA
4,500,000	g	Banco Nacional de Costa Rica	5.875%–6.250%, 04/25/21–11/01/23	4,272,640	1.0
				4,272,640	1.0
GHANA				2,688,673	0.6
GUATEMALA
3,200,000	g	Comcel Trust	6.875%, 02/06/24	3,273,200	0.7
				3,273,200	0.7
INDIA
2,650,000	g	Azure Power Energy Ltd	5.500%, 11/03/22	2,487,412	0.6
3,000,000	g	Bharti Airtel Ltd	4.375%, 06/10/25	2,691,514	0.6
2,900,000	g	ICICI Bank Ltd	3.800%, 12/14/27	2,596,712	0.6
		Other		1,988,740	0.4
				9,764,378	2.2
INDONESIA				15,919,964	3.6
IRELAND				2,581,687	0.6
ISRAEL				5,125,929	1.2
JAMAICA				1,587,375	0.4
KAZAKHSTAN
3,000,000	g	KazMunayGas National Co JSC	5.375%, 04/24/30	2,975,226	0.7
2,475,000	g	KazTransGas JSC	4.375%, 09/26/27	2,334,133	0.5
		Other		5,869,707	1.3
				11,179,066	2.5
MACAU				1,672,481	0.4
MALAYSIA				1,869,290	0.4

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	17

Summary portfolio of investments	continued

Emerging Markets Debt Fund  ■  October 31, 2018

Principal		Issuer		Value	% of net assets
MEXICO
$2,250,000	g	Cemex SAB de C.V.	7.750%, 04/16/26	$2,382,188	0.5%
2,500,000	g	Controladora Mabe S.A. de C.V.	5.600%, 10/23/28	2,400,000	0.5
2,550,000		Petroleos Mexicanos	6.500%, 03/13/27	2,470,950	0.6
		Other		16,372,755	3.8
				23,625,893	5.4
NIGERIA				2,314,444	0.5
OMAN				2,204,599	0.5
PANAMA
2,500,000	g	Banco General S.A.	4.125%, 08/07/27	2,331,250	0.5
				2,331,250	0.5
PERU				11,794,875	2.7
RUSSIA				7,375,305	1.6
SAUDI ARABIA				2,226,733	0.5
SINGAPORE
2,525,000	g	DBS Group Holdings Ltd,	4.520%, 12/11/28	2,551,300	0.6
				2,551,300	0.6
SOUTH AFRICA
4,000,000	g	Eskom Holdings SOC Ltd	5.750%, 01/26/21	3,830,700	0.9
2,675,000	g	Eskom Holdings SOC Ltd	6.350%, 08/10/28	2,578,026	0.6
2,800,000	g	Transnet SOC Ltd	4.000%, 07/26/22	2,610,852	0.6
		Other		7,405,959	1.6
				16,425,537	3.7
SWITZERLAND				1,926,349	0.4
THAILAND
2,800,000	g	Bangkok Bank PCL	4.050%, 03/19/24	2,787,532	0.6
				2,787,532	0.6
TRINIDAD AND TOBAGO				348,960	0.1
TURKEY				9,400,104	2.2
UKRAINE
2,400,000	g	Ukreximbank Via Biz Finance plc	9.750%, 01/22/25	2,388,000	0.5
		Other		3,635,537	0.8
				6,023,537	1.3
UNITED ARAB EMIRATES				6,142,366	1.3
URUGUAY				1,501,500	0.3
		TOTAL CORPORATE BONDS (Cost $218,545,071)		205,281,801	46.4

18	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Summary portfolio of investments	continued

Emerging Markets Debt Fund  ■  October 31, 2018

Principal		Issuer		Value	% of net assets
GOVERNMENT BONDS
ANGOLA
$2,500,000	g	Angolan Government International Bond	9.375%, 05/08/48	$2,507,065	0.6%
		Other		2,246,517	0.5
				4,753,582	1.1
ARGENTINA
2,850,000		Argentina Republic Government
		International Bond	5.625%, 01/26/22	2,565,000	0.6
4,000,000		Argentine Republic Government
		International Bond	7.125%, 06/28/17	2,980,000	0.7
		Other		3,827,001	0.8
				9,372,001	2.1
AZERBAIJAN				1,435,021	0.3
BARBADOS				82,500	0.0
BELARUS				1,844,926	0.4
BRAZIL
20,150,000		Brazil Notas do Tesouro Nacional Serie F	10.000%, 01/01/21–01/01/29	5,500,788	1.2
2,150,000		Brazilian Government International Bond	7.125%, 01/20/37	2,365,000	0.5
		Other		1,453,125	0.3
				9,318,913	2.0
COLOMBIA
2,500,000		Colombia Government International Bond	6.125%, 01/18/41	2,696,275	0.6
		Other		3,830,255	0.9
				6,526,530	1.5
COSTA RICA				2,497,000	0.6
COTE D’IVOIRE
2,800,000	g	Ivory Coast Government International Bond	6.125%, 06/15/33	2,420,222	0.5
		Other		1,631,443	0.4
				4,051,665	0.9
CROATIA				2,097,684	0.5
DOMINICAN REPUBLIC
3,160,000	g	Dominican Republic International Bond	7.450%, 04/30/44	3,302,200	0.7
85,850,000	g	Dominican Republic
		International Bond	5.875%–11.250%, 04/18/24–02/15/48	7,426,027	1.7
				10,728,227	2.4
ECUADOR
4,150,000	g	Ecuador Government International Bond	9.650%, 12/13/26	3,870,250	0.9
		Other		5,675,127	1.3
				9,545,377	2.2

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	19

Summary portfolio of investments	continued

Emerging Markets Debt Fund  ■  October 31, 2018

Principal			Issuer		Value	% of net assets
EGYPT
	$3,875,000	g	Egypt Government International Bond	5.577%, 02/21/23	$3,697,413	0.8%
	2,550,000	g	Egypt Government International Bond	8.500%, 01/31/47	2,402,911	0.5
			Other		2,013,823	0.5
					8,114,147	1.8
EL SALVADOR
	3,250,000	g	El Salvador Government International Bond	5.875%, 01/30/25	2,908,750	0.7
			Other		1,984,125	0.4
					4,892,875	1.1
GHANA					4,458,072	1.0
GREECE
EUR	2,850,000	g	Hellenic Republic Government
			International Bond	3.375%, 02/15/25	3,127,322	0.7
			Other		285,226	0.1
					3,412,548	0.8
GUATEMALA					2,879,805	0.7
HONDURAS
	$2,250,000	g	Honduras Government International Bond	7.500%, 03/15/24	2,372,895	0.5
					2,372,895	0.5
INDIA					2,084,697	0.5
INDONESIA
	3,975,000	g	Perusahaan Penerbit SBSN Indonesia III	4.400%, 03/01/28	3,768,936	0.9
			Other		3,084,059	0.7
					6,852,995	1.6
IRAQ
	3,350,000	g	Iraq Government International Bond	6.752%, 03/09/23	3,260,381	0.7
					3,260,381	0.7
JAMAICA
	2,200,000		Jamaica Government International Bond	7.875%, 07/28/45	2,563,000	0.6
			Other		2,115,750	0.5
					4,678,750	1.1
JORDAN					1,332,720	0.3
KAZAKHSTAN
	2,250,000	g	Kazakhstan Government International Bond	5.125%, 07/21/25	2,372,134	0.5
					2,372,134	0.5
KENYA					2,572,657	0.6
LEBANON
	3,200,000		Lebanon Government International Bond	6.250%, 11/04/24	2,635,616	0.6
			Other		1,555,504	0.3
					4,191,120	0.9

20	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Summary portfolio of investments	continued

Emerging Markets Debt Fund  ■  October 31, 2018

Principal			Issuer		Value	% of net assets
MEXICO
MXN	80,500,000		Mexican Bonos	7.500%, 06/03/27	$3,646,292	0.8%
			Other		2,201,951	0.5
					5,848,243	1.3
MONGOLIA
	$2,950,000	g	Mongolia Government International Bond	5.125%, 12/05/22	2,790,488	0.6
					2,790,488	0.6
MOROCCO					2,029,348	0.5
NIGERIA
	2,725,000	g	Nigeria Government International Bond	6.500%, 11/28/27	2,499,007	0.6
			Other		2,247,135	0.5
					4,746,142	1.1
OMAN					1,754,529	0.4
PAKISTAN					1,614,797	0.4
PARAGUAY
	3,150,000	g	Paraguay Government International Bond	5.600%, 03/13/48	3,016,125	0.7
			Other		976,250	0.2
					3,992,375	0.9
PERU					2,002,651	0.4
PHILIPPINES					1,839,291	0.4
POLAND					2,725,995	0.6
REPUBLIC OF SERBIA					5,633,357	1.3
RUSSIA					6,228,018	1.4
SENEGAL					3,495,721	0.8
SOUTH AFRICA
	2,350,000		South Africa Government International Bond	5.875%, 09/16/25	2,317,288	0.5
ZAR	71,800,000		South Africa Government International Bond	7.000%, 02/28/31	3,868,595	0.9
			Other		3,706,246	0.8
					9,892,129	2.2
SRI LANKA
	$4,250,000	g	Sri Lanka Government International Bond	6.750%, 04/18/28	3,729,677	0.8
			Other		3,027,868	0.7
					6,757,545	1.5
THAILAND					2,187,879	0.5
TUNISIA
	3,000,000	g	Banque Centrale de Tunisie S.A.	5.750%, 01/30/25	2,542,512	0.6
					2,542,512	0.6

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	21

Summary portfolio of investments	continued

Emerging Markets Debt Fund  ■  October 31, 2018

Principal		Issuer		Value	% of net assets
TURKEY
$2,850,000		Turkey Government International Bond	6.000%, 03/25/27	$2,566,129	0.6%
3,000,000		Turkey Government International Bond	5.125%, 02/17/28	2,529,813	0.6
		Other		6,379,130	1.4
				11,475,072	2.6
UKRAINE
3,575,000	g	Ukraine Government International Bond	7.750%, 09/01/23	3,400,769	0.8
3,750,000	g	Ukraine Government International Bond	7.750%, 09/01/25	3,451,350	0.8
		Other		5,325,971	1.2
				12,178,090	2.8
URUGUAY
3,450,000		Uruguay Government International Bond	5.100%, 06/18/50	3,268,875	0.7
		Other		4,748,524	1.1
				8,017,399	1.8
VENEZUELA				1,762,500	0.4
VIETNAM				2,014,782	0.5
ZAMBIA
3,500,000	g	Zambia Government International Bond	8.500%, 04/14/24	2,373,563	0.5
		Other		777,606	0.2
				3,151,169	0.7
		TOTAL GOVERNMENT BONDS (Cost $240,615,872)		220,409,254	49.8
		TOTAL BOND (Cost $459,160,943)		425,691,055	96.2
COMMON STOCKS
BRAZIL				551,741	0.1
		TOTAL COMMON STOCKS (Cost $1,297,284)		551,741	0.1
SHORT-TERM INVESTMENTS
EGYPT				2,311,415	0.5
				2,311,415	0.5
NIGERIA				2,417,442	0.6
				2,417,442	0.6
UNITED STATES
15,900,000		Federal Home Loan Bank (FHLB)	2.050%, 11/01/18	15,900,000	3.6
				15,900,000	3.6
		TOTAL SHORT-TERM INVESTMENTS (Cost $20,701,738)		20,628,857	4.7

		TOTAL PORTFOLIO (Cost $481,159,965)		446,871,653	101.0
		OTHER ASSETS & LIABILITIES, NET		(4,465,520)	(1.0)
			NET ASSETS	$442,406,133	100.0%

22	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Summary portfolio of investments	concluded

Emerging Markets Debt Fund  ■  October 31, 2018

Abbreviation(s):

EUR	Euro
MXN	Mexican Peso
ZAR	South African Rand

g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2018, the aggregate value of these securities amounted to $314,907,823 or 71.2% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent less than 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Forward foreign currency contracts outstanding as of October 31, 2018 were as follows (see Note 3):

Currency		Currency				Unrealized
to be		to be				appreciation
purchased	Receive	sold	Deliver	Counterparty	Settlement date	(depreciation )
	$1,782,854	PEN	5,900,000	Citibank N.A.	12/21/18	$36,414
PEN	5,900,000		$1,790,646	Citibank N.A.	12/21/18	(44,206)
Total						$(7,792)

Abbreviation(s):

PEN	Peruvian Sol

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	23

Summary of market values by sector

Emerging Markets Debt Fund  ■  October 31, 2018

Sector	Value	% of net assets
GOVERNMENT	$220,409,254	49.8%
FINANCIALS	57,015,631	12.9
UTILITIES	42,681,439	9.6
ENERGY	38,898,505	8.8
COMMUNICATION SERVICES	20,621,154	4.7
INDUSTRIALS	12,512,008	2.8
MATERIALS	10,316,504	2.3
CONSUMER DISCRETIONARY	9,797,901	2.2
REAL ESTATE	5,707,255	1.3
CONSUMER STAPLES	5,333,927	1.2
HEALTH CARE	2,949,218	0.7
SHORT-TERM INVESTMENTS	20,628,857	4.7
OTHER ASSETS & LIABILITIES, NET	(4,465,520)	(1.0)
NET ASSETS	$442,406,133	100.0%

24	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Consolidated summary portfolio of investments

International Bond Fund  ■  October 31, 2018

Principal	Issuer	Value	% of net assets
	BANK LOAN OBLIGATIONS
	AUSTRALIA	$750,937	0.2%
	CANADA	734,057	0.2
	IRELAND	740,160	0.2
	LUXEMBOURG	987,036	0.3
	UNITED KINGDOM	44,874	0.0
	UNITED STATES	7,225,152	2.2
	TOTAL BANK LOAN OBLIGATIONS (Cost $10,571,276)	10,482,216	3.1

	BONDS
	CORPORATE BONDS
	ARGENTINA	284,325	0.1
	BRAZIL	840,005	0.2
	CANADA	1,170,236	0.4
	CHILE	1,654,180	0.5
	CHINA	2,194,235	0.6
	COLOMBIA	1,110,886	0.3
	FRANCE	1,928,922	0.6
	GERMANY	1,407,555	0.4
	INDIA	1,524,295	0.4
	INDONESIA	864,815	0.3
	IRELAND	789,437	0.2
	ISRAEL	1,080,314	0.3
	ITALY	354,223	0.1
	JAPAN	2,466,801	0.7
	KAZAKHSTAN	447,965	0.1
	KOREA, REPUBLIC OF	596,308	0.2
	LUXEMBOURG	560,447	0.2
	MACAU	490,284	0.1
	MEXICO	2,347,796	0.7
	NETHERLANDS	505,432	0.1
	OMAN	399,426	0.1
	PANAMA	512,875	0.1
	PERU	501,880	0.2
	PORTUGAL	1,114,544	0.3

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	25

Consolidated summary portfolio of investments	continued

International Bond Fund  ■  October 31, 2018

Principal			Issuer		Value	% of net assets
RUSSIA					$915,406	0.3%
SAUDI ARABIA					741,654	0.2
SINGAPORE					489,324	0.1
SOUTH AFRICA					1,697,608	0.5
SPAIN					561,150	0.2
SUPRANATIONAL					1,722,088	0.5
SWEDEN					566,400	0.2
SWITZERLAND					2,616,174	0.8
THAILAND					572,439	0.2
TURKEY					620,476	0.2
UNITED ARAB EMIRATES					869,161	0.3
UNITED KINGDOM					3,577,923	1.0
UNITED STATES					41,749,765	12.2
			TOTAL CORPORATE BONDS (Cost $84,382,879)		81,846,754	23.9

GOVERNMENT BONDS
ARGENTINA					1,057,500	0.3
AUSTRALIA
AUD	4,500,000		Australia Government International Bond	2.250%, 05/21/28	3,083,507	0.9
			Other		4,618,273	1.3
					7,701,780	2.2
AUSTRIA					975,465	0.3
BELGIUM
EUR	1,650,000	g	Kingdom of Belgium Government
			International Bond	1.600%, 06/22/47	1,816,169	0.5
			Other		993,163	0.3
					2,809,332	0.8
BERMUDA
	$1,700,000	g	Bermuda Government International Bond	4.854%, 02/06/24	1,749,300	0.5
					1,749,300	0.5
CANADA
CAD	7,260,000		Canadian Government International Bond	1.750%, 08/01/20	5,464,426	1.6
	2,450,000		Province of British Columbia Canada	2.550%, 06/18/27	1,791,629	0.5
			Other		5,488,821	1.6
					12,744,876	3.7
COTE D’IVOIRE					1,008,669	0.3
CYPRUS					1,831,560	0.5

26	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Consolidated summary portfolio of investments	continued

International Bond Fund  ■  October 31, 2018

Principal			Issuer		Value	% of net assets
CZECH REPUBLIC					$1,180,631	0.3%
DOMINICAN REPUBLIC					966,769	0.3
ECUADOR					588,877	0.2
EGYPT					1,160,859	0.3
FRANCE
EUR	3,193,000		France Republic Government Bond OAT	1.750%, 11/25/24	3,962,545	1.2
	2,340,000		French Republic Government Bond OAT	1.000%, 05/25/21	2,678,973	0.8
	2,900,000		French Republic Government Bond OAT	0.750%, 11/25/28	3,283,694	1.0
	1,850,000	g	French Republic Government Bond OAT	2.000%, 05/25/48	2,277,230	0.7
			Other		1,918,229	0.5
					14,120,671	4.2
GERMANY
	1,425,000		Bundesrepublik Deutschland	1.250%, 08/15/48	1,708,475	0.5
	$5,000,000		KFW	2.750%, 10/01/20	4,975,677	1.5
			Other		1,475,345	0.4
					8,159,497	2.4
GHANA					935,919	0.3
GREECE
EUR	2,525,000	g	Hellenic Republic Government International Bond	4.375%, 08/01/22	2,986,700	0.9
	2,800,000	g	Hellenic Republic Government International Bond	3.375%, 02/15/25	3,072,457	0.9
					6,059,157	1.8
HONDURAS					1,423,737	0.4
INDONESIA					1,619,693	0.5
ISRAEL
ILS	5,250,000		Israel Government International Bond-Fixed	5.500%, 01/31/42	1,957,229	0.6
			Other		962,641	0.3
					2,919,870	0.9
ITALY
EUR	3,375,000		Italy Buoni Poliennali Del Tesoro	0.350%, 06/15/20	3,777,132	1.1
	3,300,000		Italy Buoni Poliennali Del Tesoro	0.050%, 04/15/21	3,594,419	1.0
	4,225,000		Italy Buoni Poliennali Del Tesoro	0.900%, 08/01/22	4,541,974	1.3
	5,425,000		Italy Buoni Poliennali Del Tesoro	1.250%, 12/01/26	5,364,469	1.6
			Other		2,508,780	0.8
					19,786,774	5.8
JAPAN
JPY	738,150,000		Japan Government Five Year Bond	0.200%, 06/20/19	6,556,599	1.9
	628,000,000		Japan Government Five Year Bond	0.100%, 06/20/23	5,614,838	1.6
	650,450,000		Japan Government Ten Year Bond	0.100%, 09/20/26	5,797,718	1.7
	557,000,000		Japan Government Ten Year Bond	0.100%, 06/20/28	4,930,295	1.4
	289,950,000		Japan Government Thirty Year Bond	2.500%, 09/20/34	3,379,303	1.0
	457,700,000		Japan Government Thirty Year Bond	0.500%, 09/20/46	3,711,396	1.1
	313,000,000		Japan Government Thirty Year Bond	0.700%, 06/20/48	2,650,493	0.8

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	27

Consolidated summary portfolio of investments	continued

International Bond Fund  ■  October 31, 2018

Principal			Issuer		Value	% of net assets
JAPAN—continued
JPY	249,600,000		Japan Government Twenty Year Bond	1.900%, 03/22/21	$2,319,031	0.7%
	340,000,000		Japan Government Twenty Year Bond	2.100%, 03/20/26	3,477,597	1.0
	229,000,000		Japan Government Twenty Year Bond	1.800%, 09/20/31	2,417,344	0.7
	278,000,000		Japan Government Twenty Year Bond	0.600%, 12/20/36	2,475,524	0.7
	256,000,000		Japan Government Twenty Year Bond	0.500%, 06/20/38	2,210,349	0.6
			Other		4,583,817	1.4
					50,124,304	14.6
JORDAN					429,181	0.1
KENYA					353,469	0.1
KOREA, REPUBLIC OF
KRW	3,210,000,000		Korea Treasury Bond	2.000%, 03/10/21	2,821,380	0.8
	5,764,500,000		Korea Treasury Bond	1.375%, 09/10/21	4,974,629	1.5
	$4,545,000,000		Korea Treasury Bond	1.500%–2.625%, 09/10/23–06/10/28	3,946,005	1.1
			Other		963,602	0.3
					12,705,616	3.7
LEBANON					1,132,438	0.3
MEXICO					1,637,444	0.5
MONGOLIA					499,758	0.1
NETHERLANDS
EUR	1,950,000	g	Netherlands Government International Bond	0.750%, 07/15/28	2,257,051	0.7
			Other		1,835,504	0.5
					4,092,555	1.2
NEW ZEALAND					788,554	0.2
NIGERIA					1,215,492	0.4
NORWAY
NOK	21,100,000	g	Norway Government International Bond	2.000%, 04/26/28	2,513,413	0.7
					2,513,413	0.7
PERU					1,546,706	0.5
POLAND
PLN	8,165,000		Poland Government International Bond	4.000%, 10/25/23	2,277,825	0.7
			Other		1,527,387	0.4
					3,805,212	1.1
RUSSIA					1,271,287	0.4
SAUDI ARABIA
	$2,000,000	g	Saudi Government International Bond	4.500%, 04/17/30	1,967,254	0.6
					1,967,254	0.6
SENEGAL					1,056,055	0.3

28	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Consolidated summary portfolio of investments	continued

International Bond Fund  ■  October 31, 2018

Principal			Issuer		Value	% of net assets
SINGAPORE
SGD	4,250,000		Singapore Government International Bond	1.750%, 04/01/22	$3,023,098	0.9%
			Other		2,432,798	0.7
					5,455,896	1.6
SOUTH AFRICA					2,115,515	0.6
SPAIN
EUR	2,985,000		Spain Government International Bond	0.400%, 04/30/22	3,405,920	1.0
	3,600,000	g	Spain Government International Bond	2.750%, 10/31/24	4,533,981	1.3
	2,025,000	g	Spain Government International Bond	2.700%, 10/31/48	2,305,525	0.7
			Other		1,194,748	0.4
					11,440,174	3.4
SRI LANKA					1,124,433	0.3
SUPRANATIONAL					4,752,216	1.4
SWEDEN					1,719,076	0.5
THAILAND
THB	81,500,000		Thailand Government International Bond	2.400%, 12/17/23	2,453,064	0.7
	$137,500,000		Thailand Government
			International Bond	1.875%–3.400%, 06/17/22–06/17/36	4,141,122	1.2
					6,594,186	1.9
TURKEY					442,040	0.1
UKRAINE					1,233,144	0.4
UNITED KINGDOM
GBP	2,000,000		United Kingdom Gilt	1.750%, 07/22/19	2,574,577	0.7
	2,960,000		United Kingdom Gilt	1.500%, 01/22/21	3,844,765	1.1
	1,600,000		United Kingdom Gilt	0.500%, 07/22/22	2,015,452	0.6
	1,925,000		United Kingdom Gilt	4.250%, 12/07/27	3,081,038	0.9
	1,230,000		United Kingdom Gilt	4.750%, 12/07/30	2,129,894	0.6
	1,775,000		United Kingdom Gilt	4.250%, 03/07/36	3,112,749	0.9
	2,585,000		United Kingdom Gilt	1.500%, 07/22/47	3,032,454	0.9
	1,600,000		United Kingdom Gilt	1.750%, 07/22/57	2,016,771	0.6
					21,807,700	6.3
URUGUAY					1,190,517	0.4
			TOTAL GOVERNMENT BONDS (Cost $241,522,854)		231,814,571	67.7
			TOTAL BONDS (Cost $325,905,733)		313,661,325	91.6

SHORT-TERM INVESTMENTS
EGYPT					2,353,210	0.7
NIGERIA					2,374,528	0.7

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	29

Consolidated summary portfolio of investments	continued

International Bond Fund  ■  October 31, 2018

Principal	Issuer		Value	% of net assets
UNITED STATES
$19,820,000	Federal Home Loan Bank (FHLB)	2.050%, 11/01/18	$19,820,000	5.8%
	Other		1,579,354	0.4
			21,399,354	6.2
	TOTAL SHORT-TERM INVESTMENTS (Cost $26,143,236)		26,127,092	7.6

	TOTAL PORTFOLIO (Cost $362,620,245)		350,270,633	102.3
	OTHER ASSETS & LIABILITIES, NET		(7,859,808)	(2.3)
	NET ASSETS		$342,410,825	100.0%

Abbreviation(s):

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
ILS	New Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
PLN	Polish Zloty
SGD	Singapore Dollar
THB	Thai Baht

g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2018, the aggregate value of these securities amounted to $76,645,208 or 22.4% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent less than 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Consolidated summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

30	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Consolidated summary portfolio of investments	concluded

International Bond Fund  ■  October 31, 2018

Forward foreign currency contracts outstanding as of October 31, 2018 were as follows (see Note 3):

Currency to be purchased	Receive	Currency to be sold	Deliver	Counterparty	Settlement date	Unrealized appreciation (depreciation )
EUR	473,344		$541,143	Australia and
				New Zealand
				Banking Group	01/31/19	$(352)
Total						$(352)
EUR	494,810		$560,456	Bank of America	11/14/18	$608
	$12,991,297	CAD	17,012,779	Bank of America	01/31/19	43,878
	$536,378	EUR	470,070	Bank of America	01/31/19	(671)
	$3,004,489	ILS	11,045,002	Bank of America	01/31/19	13,015
Total						$56,830
	$10,930,295	AUD	15,423,500	Citibank, N.A.	01/31/19	$(4,659)
	$11,778,580	KRW	13,320,278,667	Citibank, N.A.	01/31/19	69,989
	$1,283,986	NOK	10,706,021	Citibank, N.A.	01/31/19	8,359
	$2,926,993	PLN	11,085,061	Citibank, N.A.	01/31/19	30,278
	$5,500,005	SGD	7,589,638	Citibank, N.A.	01/31/19	8,941
EUR	1,036,286		$1,188,598	Citibank, N.A.	01/31/19	(4,651)
Total						$108,257
	$1,702,170	NZD	2,601,752	Morgan Stanley	01/31/19	2,550
	$3,321,234	THB	110,181,941	Morgan Stanley	01/31/19	(14,428)
Total						$(11,878)
	$114,727,510	EUR	99,923,799	Toronto Dominion Bank	01/31/19	$565,534
	$27,788,393	GBP	21,581,206	Toronto Dominion Bank	01/31/19	66,032
	$45,617,443	JPY	5,088,689,647	Toronto Dominion Bank	01/31/19	148,003
	$1,736,949	SEK	15,725,571	Toronto Dominion Bank	01/31/19	2,904
GBP	957,253		$1,227,006	Toronto Dominion Bank	01/31/19	2,643
	$1,099,603	ZAR	16,168,235	Toronto Dominion Bank	01/31/19	16,553
Total						$801,669
Total						$954,526

Abbreviation(s):

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
ILS	New Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
ZAR	South African Rand

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	31

Consolidated summary of market values by sector

International Bond Fund  ■  October 31, 2018

Sector	Value	% of net assets
GOVERNMENT	$231,814,571	67.7%
FINANCIALS	21,837,118	6.4
INDUSTRIALS	11,861,772	3.5
HEALTH CARE	9,101,277	2.7
COMMUNICATION SERVICES	8,138,619	2.3
MATERIALS	7,856,689	2.3
CONSUMER DISCRETIONARY	7,108,442	2.1
INFORMATION TECHNOLOGY	7,021,682	2.0
ENERGY	6,474,781	1.9
UTILITIES	6,195,282	1.8
REAL ESTATE	4,017,431	1.2
CONSUMER STAPLES	2,715,877	0.8
SHORT-TERM INVESTMENTS	26,127,092	7.6
OTHER ASSETS & LIABILITIES, NET	(7,859,808)	(2.3)
NET ASSETS	$342,410,825	100.0%

32	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Statements of assets and liabilities

TIAA-CREF Funds  ■  October 31, 2018

	Emerging Markets Debt Fund	International Bond Fund	§

ASSETS
Portfolio investments, at value†	$446,871,653	$350,270,633
Cash	1,892,475	39,435
Cash – foreign^	—	171,554
Receivable from securities transactions	9,071,803	8,242,592
Receivable from Fund shares sold	16,745	5,132
Dividends and interest receivable	6,464,837	2,229,392
Due from affiliates	33,126	32,204
Unrealized appreciation on forward foreign currency contracts	—	954,526
Other	9,530	7,693
Total assets	464,360,169	361,953,161

LIABILITIES
Management fees payable	20,568	16,031
Service agreement fees payable	602	92
Distribution fees payable	1,532	244
Payable for securities transactions	7,941,020	4,890,674
Payable for delayed delivery securities	3,638,740	3,040,197
Payable for Fund shares redeemed	10,293,281	11,546,660
Payable for trustee compensation	10,119	4,439
Unrealized depreciation on forward foreign currency contracts	7,792	—
Accrued expenses and other payables	40,382	43,999
Total liabilities	21,954,036	19,542,336
NET ASSETS	$442,406,133	$342,410,825

NET ASSETS CONSIST OF:
Paid-in-capital	$475,533,759	$348,861,800
Total distributable earnings (loss)	(33,127,626)	(6,450,975)
NET ASSETS	$442,406,133	$342,410,825
§ Consolidated statement of assets and liabilities (see Note 1)
† Portfolio investments, cost	$481,159,965	$362,620,245
^ Foreign cash, cost	$—	$171,734

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	33

Statements of assets and liabilities	concluded

TIAA-CREF Funds  ■  October 31, 2018

	Emerging Markets Debt Fund	International Bond Fund	§

INSTITUTIONAL CLASS:
Net assets	$16,834,936	$486,563
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	1,833,347	50,097
Net asset value per share	$9.18	$9.71

ADVISOR CLASS:
Net assets	$2,330,228	$101,997
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	253,276	10,509
Net asset value per share	$9.20	$9.71

PREMIER CLASS:
Net assets	$1,039,686	$100,443
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	113,387	10,285
Net asset value per share	$9.17	$9.77

RETIREMENT CLASS:
Net assets	$14,626,023	$4,325,841
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	1,594,103	445,681
Net asset value per share	$9.18	$9.71

RETAIL CLASS:
Net assets	$6,326,199	$1,077,087
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	689,363	110,884
Net asset value per share	$9.18	$9.71

CLASS W:
Net assets	$401,249,061	$336,318,894
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	43,673,998	34,625,922
Net asset value per share	$9.19	$9.71

34	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

Statements of operations

TIAA-CREF Funds  ■  For the year ended October 31, 2018

	Emerging Markets Debt Fund	International Bond Fund §

INVESTMENT INCOME
Interest*	$26,501,626	$7,096,402
Total income	26,501,626	7,096,402

EXPENSES
Management fees	2,253,058	1,518,343
Shareholder servicing – Institutional Class	952	548
Shareholder servicing – Advisor Class	3,064	41
Shareholder servicing – Premier Class	40	25
Shareholder servicing – Retirement Class	42,981	10,575
Shareholder servicing – Retail Class	5,840	2,862
Shareholder servicing – Class W†	43	53
Distribution fees – Premier Class	1,010	898
Distribution fees – Retail Class	16,223	3,875
Administrative service fees	114,114	110,275
Trustee fees and expenses	4,615	2,889
Other expenses	282,477	293,977
Total expenses	2,724,417	1,944,361
Less: Expenses reimbursed by the investment adviser	(224,789)	(323,111)
Net expenses	2,499,628	1,621,250
Net investment income (loss)	24,001,998	5,475,152

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	(1,051,508)	(618,321)
Forward foreign currency contracts	(98,574)	7,254,105
Foreign currency transactions	(2,886,657)	3,004,361
Net realized gain (loss) on total investments	(4,036,739)	9,640,145
Change in unrealized appreciation (depreciation) on:
Portfolio investments‡	(42,823,273)	(16,831,470)
Forward foreign currency contracts	90,264	1,681,909
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(13,507)	(36,683)
Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	(42,746,516)	(15,186,244)
Net realized and unrealized gain (loss) on total investments	(46,783,255)	(5,546,099)
Net increase (decrease) in net assets from operations	$(22,781,257)	$(70,947)
* Net of foreign withholding taxes of	$67,038	$52,782
† Class W commenced operations on September 28, 2018.
§ Consolidated statement of operations (see Note 1)
‡ Includes net change in unrealized foreign capital gains taxes of	$181	$—

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	35

Statements of changes in net assets

TIAA-CREF Funds  ■  For the period or year ended

		Emerging Markets Debt Fund
		October 31, 2018	October 31, 2017 [a]

OPERATIONS
Net investment income (loss)		$24,001,998	$18,475,188
Net realized gain (loss) on total investments		(4,036,739)	7,537,097
Net change in unrealized appreciation (depreciation) on total investments		(42,746,516)	4,388,875
Net increase (decrease) in net assets from operations		(22,781,257)	30,401,160

DISTRIBUTIONS TO SHAREHOLDERS[b,c]
Dividends to shareholders:	Institutional Class	(26,939,465)	(16,851,810)
	Advisor Class	(181,036)	(6,588)
	Premier Class	(44,435)	(14,278)
	Retirement Class	(1,243,094)	(431,005)
	Retail Class	(341,382)	(66,424)
Total distributions		(28,749,412)	(17,370,105)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	201,512,736	96,325,668
	Advisor Class	14,927,035	23,180
	Premier Class	890,370	105,343
	Retirement Class	10,057,694	9,432,266
	Retail Class	14,310,576	1,338,689
	Class W†	1,691,394	—
Reinvestments of distributions:	Institutional Class	7,628,108	1,260,598
	Advisor Class	172,891	350
	Premier Class	26,332	626
	Retirement Class	1,242,381	430,469
	Retail Class	333,619	65,349
Transfers in connection with new class:	Institutional Class	(421,998,381)	—
	Class W†	421,998,381	—
Redemptions:	Institutional Class	(68,822,662)	(46,115,427)
	Advisor Class	(12,166,729)	—
	Premier Class	(163,393)	(10)
	Retirement Class	(7,760,638)	(4,473,446)
	Retail Class	(9,020,526)	(1,412,607)
	Class W†	(14,137,642)	—
Net increase (decrease) from shareholder transactions		140,721,546	56,981,048
Net increase (decrease) in net assets		89,190,877	70,012,103
NET ASSETS
Beginning of period		353,215,256	283,203,153
End of period		$442,406,133	$353,215,256

36	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

		Emerging Markets Debt Fund
		October 31, 2018	October 31, 2017 [a]

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	20,889,020	9,579,797
	Advisor Class	1,478,253	2,224
	Premier Class	92,091	10,137
	Retirement Class	989,664	920,787
	Retail Class	1,440,863	131,060
	Class W†	170,939	—
Shares reinvested:	Institutional Class	757,281	128,642
	Advisor Class	17,679	33
	Premier Class	2,763	62
	Retirement Class	126,149	42,628
	Retail Class	34,526	6,502
Shares transferred in connection with new class:	Institutional Class	(45,037,181)	—
	Class W†	45,037,181	—
Shares redeemed:	Institutional Class	(7,049,854)	(4,554,674)
	Advisor Class	(1,256,093)	—
	Premier Class	(17,183)	(1)
	Retirement Class	(796,406)	(445,942)
	Retail Class	(937,455)	(141,960)
	Class W†	(1,534,122)	—
Net increase (decrease) from shareholder transactions		14,408,115	5,679,295

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	37

Statements of changes in net assets

TIAA-CREF Funds  ■  For the period or year ended

		International Bond Fund§
		October 31, 2018	October 31, 2017 [a]

OPERATIONS
Net investment income (loss)		$5,475,152	$4,369,023
Net realized gain (loss) on total investments		9,640,145	(6,198,014)
Net change in unrealized appreciation (depreciation) on total investments		(15,186,244)	10,636,749
Net increase (decrease) in net assets from operations		(70,947)	8,807,758

DISTRIBUTIONS TO SHAREHOLDERS[b,c]
Dividends to shareholders:	Institutional Class	(5,821,836)	(6,871,504)
	Advisor Class	(9,010)	(25,194)
	Premier Class	(7,343)	(24,584)
	Retirement Class	(56,301)	(39,899)
	Retail Class	(19,119)	(28,843)
Total distributions		(5,913,609)	(6,990,024)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	172,727,623	118,597,792
	Advisor Class	247	2,200
	Premier Class	—	—
	Retirement Class	3,869,271	1,815,749
	Retail Class	609,113	637,515
	Class W†	4,937,270	—
Reinvestments of distributions:	Institutional Class	7,348	141,313
	Advisor Class	43	15
	Premier Class	—	—
	Retirement Class	49,877	15,579
	Retail Class	12,220	4,595
Transfers in connection with new class:	Institutional Class	(348,913,039)	—
	Class W†	348,913,039	—
Redemptions:	Institutional Class	(62,452,417)	(103,871,804)
	Advisor Class	(882,000)	—
	Premier Class	(881,000)	—
	Retirement Class	(2,385,799)	(367,034)
	Retail Class	(1,209,533)	(105,196)
	Class W†	(16,610,566)	—
Net increase (decrease) from shareholder transactions		97,791,697	16,870,724
Net increase (decrease) in net assets		91,807,141	18,688,458
NET ASSETS
Beginning of period		250,603,684	231,915,226
End of period		$342,410,825	$250,603,684

38	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements

concluded

		International Bond Fund§
		October 31, 2018	October 31, 2017 [a]

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	17,505,164	12,309,878
	Advisor Class	—	228
	Premier Class	—	—
	Retirement Class	391,431	186,776
	Retail Class	61,596	65,635
	Class W†	520,000	—
Shares reinvested:	Institutional Class	750	14,967
	Advisor Class	4	2
	Premier Class	—	—
	Retirement Class	5,099	1,642
	Retail Class	1,246	484
Shares transferred in connection with new class:	Institutional Class	(35,817,067)	—
	Class W†	35,817,067	—
Shares redeemed:	Institutional Class	(6,308,778)	(10,705,607)
	Advisor Class	(89,725)	—
	Premier Class	(89,715)	—
	Retirement Class	(242,670)	(37,371)
	Retail Class	(123,208)	(10,847)
	Class W†	(1,711,144)	—
Net increase (decrease) from shareholder transactions		9,920,050	1,825,787

†	Class W commenced operations on September 28, 2018.
§	Consolidated statement of changes in net assets (see Note 1)
[a]	Prior period amounts have been conformed to current year presentation. See notes to financial statements, Note 1—organization and significant accounting policies for further details.
[b]	The composition and per share amounts of the Funds’ distributions are presented in the Financial highlights. The distribution information for the Funds as of its most recent tax year end is presented within the notes to the financial statements, Note 6—distributions to shareholders and other tax items.
[c]	For the fiscal year ended October 31, 2017, the distributions to shareholders were characterized as “From net investment income” and “From realized gains”. See notes to financial statements, Note 1—organization and significant accounting policies for further details.

See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	39

Financial highlights

TIAA-CREF Funds

			Selected per share data										Ratios and supplemental data
				Gain (loss) from investment operations
						Net realized									Ratios to average net assets
	For the		Net asset	Net		& unrealized	Total gain	Less distributions from		Total	Net asset		Net assets						Net
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,		at end of						investment		Portfolio
	or year		beginning	income		on total	investment	investment	realized	and	end of	Total	period (in		Gross		Net		income		turnover
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period	return	thousands	)	expenses		expenses		(loss	)	rate
EMERGING MARKETS DEBT FUND
Institutional Class:
	10/31/18		$10.47	$0.58		$(1.13)	$(0.55)	$(0.53)	$(0.21)	$(0.74)	$ 9.18	(5.58)%	$ 16,835		0.65%		0.65%		5.82%		75%
	10/31/17		10.09	0.59		0.35	0.94	(0.54)	(0.02)	(0.56)	10.47	9.68	337,784		0.65		0.65		5.86		126
	10/31/16		9.36	0.57		0.69	1.26	(0.53)	—	(0.53)	10.09	13.93	273,626		0.68		0.65		6.02		125
	10/31/15		10.04	0.51		(0.83)	(0.32)	(0.36)	—	(0.36)	9.36	(3.15)	210,295		0.66		0.65		5.35		115
	10/31/14	*	10.00	0.04		0.00 [d]	0.04	—	—	—	10.04	0.40 [b]	53,371		8.89	[c]	0.65	[c]	4.07	[c]	3	[b]
Advisor Class:
	10/31/18		10.48	0.59		(1.14)	(0.55)	(0.52)	(0.21)	(0.73)	9.20	(5.56)	2,330		0.71		0.71		5.94		75
	10/31/17		10.10	0.59		0.35	0.94	(0.54)	(0.02)	(0.56)	10.48	9.64	141		0.70		0.70		5.81		126
	10/31/16	‡	9.27	0.52		0.83	1.35	(0.52)	—	(0.52)	10.10	15.05 [b]	113		0.70	[c]	0.67	[c]	6.00	[c]	125
Premier Class:
	10/31/18		10.46	0.55		(1.11)	(0.56)	(0.52)	(0.21)	(0.73)	9.17	(5.72)	1,040		0.80		0.80		5.74		75
	10/31/17		10.08	0.58		0.34	0.92	(0.52)	(0.02)	(0.54)	10.46	9.53	373		0.82		0.80		5.71		126
	10/31/16		9.35	0.56		0.68	1.24	(0.51)	—	(0.51)	10.08	13.78	257		0.84		0.80		5.91		125
	10/31/15		10.04	0.49		(0.84)	(0.35)	(0.34)	—	(0.34)	9.35	(3.44)	957		0.86		0.80		5.09		115
	10/31/14	*	10.00	0.04		0.00 [d]	0.04	—	—	—	10.04	0.40 [b]	1,004		10.26	[c]	0.80	[c]	3.70	[c]	3	[b]
Retirement Class:
	10/31/18		10.46	0.55		(1.11)	(0.56)	(0.51)	(0.21)	(0.72)	9.18	(5.73)	14,626		0.90		0.90		5.55		75
	10/31/17		10.08	0.57		0.34	0.91	(0.51)	(0.02)	(0.53)	10.46	9.42	13,333		0.90		0.90		5.63		126
	10/31/16		9.35	0.55		0.69	1.24	(0.51)	—	(0.51)	10.08	13.69	7,635		0.93		0.90		5.66		125
	10/31/15		10.04	0.49		(0.84)	(0.35)	(0.34)	—	(0.34)	9.35	(3.51)	2,351		0.94		0.90		5.09		115
	10/31/14	*	10.00	0.04		0.00 [d]	0.04	—	—	—	10.04	0.40 [b]	1,218		10.22	[c]	0.90	[c]	3.70	[c]	3	[b]
Retail Class:
	10/31/18		10.46	0.55		(1.12)	(0.57)	(0.50)	(0.21)	(0.71)	9.18	(5.79)	6,326		0.99		0.99		5.63		75
	10/31/17		10.08	0.56		0.34	0.90	(0.50)	(0.02)	(0.52)	10.46	9.28	1,585		1.17		1.00		5.50		126
	10/31/16		9.35	0.54		0.69	1.23	(0.50)	—	(0.50)	10.08	13.61	1,571		1.01		0.99		5.63		125
	10/31/15		10.04	0.48		(0.84)	(0.36)	(0.33)	—	(0.33)	9.35	(3.59)	1,257		0.97		0.97		4.96		115
	10/31/14	*	10.00	0.03		0.01	0.04	—	—	—	10.04	0.40 [b]	1,114		10.33	[c]	1.00	[c]	3.53	[c]	3	[b]
Class W:
	10/31/18	††	9.37	0.05		(0.23)	(0.18)	—	—	—	9.19	(1.92)[b]	401,249		0.64	[c]	0.00	[c]	6.37	[c]	75

40	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	41

Financial highlights	concluded

TIAA-CREF Funds

			Selected per share data										Ratios and supplemental data
				Gain (loss) from investment operations
						Net realized									Ratios to average net assets
	For the		Net asset	Net		& unrealized	Total gain	Less distributions from		Total	Net asset		Net assets						Net
	period		value,	investment		gain (loss)	(loss) from	Net	Net	dividends	value,		at end of						investment		Portfolio
	or year		beginning	income		on total	investment	investment	realized	and	end of	Total	period (in		Gross		Net		income		turnover
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period	return	thousands	)	expenses		expenses		(loss	)	rate
INTERNATIONAL BOND FUND§
Institutional Class:
	10/31/18		$ 9.89	$0.19		$(0.18)	$ 0.01	$(0.19)	$ —	$(0.19)	$9.71	0.07%	$ 487		0.70%		0.65%		1.87%		62%
	10/31/17		9.87	0.16		0.12	0.28	(0.25)	(0.01)	(0.26)	9.89	2.92	244,048		0.70		0.65		1.64		133
	10/31/16	†	10.00	0.03		(0.16)	(0.13)	—	—	—	9.87	(1.30)[b]	227,410		1.82	[c]	0.65	[c]	1.28	[c]	18	[b]
Advisor Class:
	10/31/18		9.90	0.18		(0.18)	0.00 [d]	(0.19)	—	(0.19)	9.71	(0.06)	102		0.71		0.66		1.83		62
	10/31/17		9.87	0.16		0.13	0.29	(0.25)	(0.01)	(0.26)	9.90	2.98	992		0.70		0.65		1.66		133
	10/31/16	†	10.00	0.02		(0.15)	(0.13)	—	—	—	9.87	(1.30)[b]	987		1.96	[c]	0.80	[c]	0.94	[c]	18	[b]
Premier Class:
	10/31/18		9.89	0.17		(0.17)	0.00 [d]	(0.12)	—	(0.12)	9.77	(0.04)	100		0.86		0.80		1.69		62
	10/31/17		9.87	0.15		0.12	0.27	(0.24)	(0.01)	(0.25)	9.89	2.82	989		0.84		0.79		1.51		133
	10/31/16	†	10.00	0.02		(0.15)	(0.13)	—	—	—	9.87	(1.30)[b]	987		2.50	[c]	0.80	[c]	0.94	[c]	18	[b]
Retirement Class:
	10/31/18		9.88	0.16		(0.18)	(0.02)	(0.15)	—	(0.15)	9.71	(0.18)	4,326		0.95		0.90		1.61		62
	10/31/17		9.86	0.14		0.13	0.27	(0.24)	(0.01)	(0.25)	9.88	2.79	2,883		0.95		0.90		1.44		133
	10/31/16	†	10.00	0.02		(0.16)	(0.14)	—	—	—	9.86	(1.40)[b]	1,389		2.53	[c]	0.90	[c]	0.84	[c]	18	[b]
Retail Class:
	10/31/18		9.88	0.15		(0.18)	(0.03)	(0.14)	—	(0.14)	9.71	(0.36)	1,077		1.13		1.00		1.50		62
	10/31/17		9.86	0.14		0.12	0.26	(0.23)	(0.01)	(0.24)	9.88	2.73	1,692		0.96		0.90		1.42		133
	10/31/16	†	10.00	0.02		(0.16)	(0.14)	—	—	—	9.86	(1.40)[b]	1,144		4.29	[c]	1.00	[c]	0.75	[c]	18	[b]
Class W:
	10/31/18	††	9.74	0.02		(0.05)	(0.03)	—	—	—	9.71	(0.31)[b]	336,319		0.67	[c]	0.00	[c]	2.98	[c]	62

*	The Fund commenced operations on September 26, 2014.
§	Consolidated financial highlights (see Note 1)
†	The Fund commenced operations on August 5, 2016.
††	Class W commenced operations on September 28, 2018.
‡	Advisor Class commenced operations on December 4, 2015.
[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[d]	Amount represents less than $0.01 per share.

42	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	43

Notes to financial statements

TIAA-CREF Funds

Note 1—organization and significant accounting policies

TIAA-CREF Funds (the “Trust”), is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The following are the TIAA-CREF Funds included in this report: Emerging Markets Debt Fund and International Bond Fund (collectively the “Funds” or individually, the “Fund”).

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of TIAA, is registered with the Commission as an investment adviser and provides investment management services for the Funds. The Funds offer six share classes: Institutional Class, Advisor Class, Premier Class, Retirement Class, Retail Class and Class W shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class. Class W was made available for sale by certain Funds on September 28, 2018 pursuant to an amendment to the Trust’s registration statement filed with the Commission.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The Net Asset Value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Security valuation: The Funds’ investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments

44	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds

and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Income, expenses, realized gains and losses and unrealized appreciation and depreciation of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2018, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions and certain foreign taxes paid were reclassified among the components of the Fund’s net assets. Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The

TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	45

Notes to financial statements

Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included separately in the accompanying Statements of Assets and Liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of Operations.

Basis for consolidation: The International Bond Fund is presented on a consolidated basis with the TIAA-CREF International Bond Fund Offshore Limited (“Subsidiary”), a wholly owned subsidiary of the International Bond Fund organized under the laws of the Cayman Islands. The Subsidiary commenced operations on March 1, 2017 and is intended to provide the Fund with exposure to Regulation S fixed-income securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private placement transactions with the Commission pursuant to Regulation S under the Securities Act of 1933. The Subsidiary is advised by Advisors and has the same investment objective as the Fund, but unlike the Fund, it may invest in Regulation S securities without limitation. As of October 31, 2018, the net assets of the Subsidiary were $20,985,141 representing 6% of the Fund’s consolidated net assets. All inter-company transactions and balances have been eliminated.

Select financial information related to the Subsidiary is as follows:

Total market value of investments	$21,425,223
Net assets	$20,985,141
Net investment income (loss)	$348,249
Net realized gain (loss)	$372,691
Net change in unrealized appreciation (depreciation)	$(1,317,224)

New accounting pronouncement: In March 2017, FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will reduce losses recognized when a security is called on an earlier date. This guidance is effective for fiscal years beginning after December 15, 2018. Management has early implemented this accounting pronouncement for this annual report. The implementation did not have a material impact on the Funds’ financial statements and notes disclosures.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 removes or modifies certain disclosures required for fair value

46	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds

continued

measurements. This guidance is effective for fiscal years beginning after December 15, 2019. Management has early implemented this accounting pronouncement for this annual report. This implementation did not have a material impact on the Funds’ financial statements and various filings. Refer to Note 2 for further details.

New rule issuances: In October 2016, the Commission issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization. This final rule modernizes investment company reporting by requiring the filing of new Forms N-CEN and N-PORT, and amends Regulation S-X disclosures related to derivatives and other disclosures in the financial statements and various filings. The requirements of this final rule in relation to Form N-CEN must be complied with by June 1, 2018. In December 2017, the Commission issued Temporary Final Rule Release No. 33-10442, which delayed the filing requirements related to Form N-PORT from June 1, 2018 to April 2019, but still requires the Funds to maintain the data that would have been filed on Form N-PORT during the deferral period. Form N-CEN and the data requirements of Form N-PORT were implemented on June 1, 2018 and did not have an impact on net assets or results of operations.

In October 2016, the Commission issued Final Rule Release No. 33-10233, Investment Company Liquidity Risk Management Programs. This final rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds’ liquidity. The requirements of this final rule, in relation to the implementation of the liquidity risk management program and the 15% illiquid investment limit, must be adopted by December 1, 2018. In February 2018, the Commission issued Release No. IC-33142, which delayed the compliance requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs from December 1, 2018 to June 1, 2019. This implementation did not have a material impact on the Funds’ financial statements and various filings.

In August 2018, the Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This final rule amends certain disclosure requirements that have become redundant or outdated, in light of other Commission disclosure requirements, U.S. GAAP or changes in the information environment. This rule eliminates the requirements for funds to present the components of distributable earnings on the balance sheet and parenthetically on the statement of changes in net assets. The final rule is effective November 5, 2018. Management has implemented the above changes for the current reporting period. In addition, certain amounts within each Fund’s Statement of changes in net assets for the prior fiscal period have been modified to conform to the current years presentation of distributable earnings. This change did not impact the total amount of distributable earnings from the prior period.

TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	47

Notes to financial statements

The Funds’ distributions from the prior fiscal period were paid from net investment income and realized gains as shown below in the following table:

	Emerging Markets Debt Fund	International Bond Fund
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Institutional Class	$(16,188,091)	$(6,731,828)
Advisor Class	(6,331)	(24,645)
Premier Class	(13,692)	(24,035)
Retirement Class	(416,890)	(39,064)
Retail Class	(63,462)	(28,195)
From realized gains:
Institutional Class	(663,719)	(139,676)
Advisor Class	(257)	(549)
Premier Class	(586)	(549)
Retirement Class	(14,115)	(835)
Retail Class	(2,962)	(648)
Total distributions	$(17,370,105)	$(6,990,024)

For the prior fiscal period, the following Undistributed net investment income (loss) was included in net assets:

	Emerging Markets Debt Fund	International Bond Fund
Undistributed net investment income (loss) included in net assets	$2,869,294	$(2,521,434)

Note 2—valuation of investments

Portfolio investments are valued at fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

48	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds

continued

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value follows:

Debt securities: Debt securities will generally be valued using prices provided by a pricing service that may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, yields or any other key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Forward foreign currency contracts: Forward foreign currency contracts are valued using the prevailing forward exchange rate and are categorized as Level 2 of the fair value hierarchy.

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Transfers between levels are recognized at the end of the reporting period. For the year ended October 31, 2018, the Emerging Markets Debt Fund has material transfers from Level 2 to Level 3 and from Level 3 to Level 2 as a result of various market related factors. Please refer to the Level 3 reconciliation below.

As of October 31, 2018, 100% of the value of investments in the International Bond Fund was valued based on Level 2 inputs.

The following table summarizes the market value of the Emerging Markets Debt Fund’s investments as of October 31, 2018, based on the inputs used to value them:

Regions	Level 1	Level 2	Level 3	Total
Africa/Middle East	$—	$99,774,176	$—	$99,774,176
Asia	—	87,930,390	—	87,930,390
Europe	—	72,637,059	265,613	72,902,672
Latin America	—	161,150,457	4,485,101	165,635,558
Short-term investments	—	20,628,857	—	20,628,857
Forward foreign currency contracts**	—	(7,792)	—	(7,792)
Total	$—	$442,113,147	$4,750,714	$446,863,861

**	Derivative instruments are not reflected in the market value of portfolio investments.

The following table is a reconciliation of the Emerging Markets Debt Fund’s investments in which significant unobservable inputs (Level 3) were used in determining value:

TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	49

Notes to financial statements

Investments
Balance as of October 31, 2017	$7,485,491
Purchases	1,252,210
Sales	(5,753,564)
Gains (losses)	(1,228,385)
Change in unrealized appreciation (depreciation)	2,086,359
Transfers out of Level 3	(678,772)
Transfers into Level 3	1,587,375
Balance as of October 31, 2018	$4,750,714

The following table summarized the significant unobservable inputs used to value Level 3 investments in the Emerging Markets Debt Fund as of October 31, 2018:

	Fair value as of October 31, 2018	Valuation technique	Unobservable input	Range (weighted average	)§
Corporate bonds	$2,640,101	Recent market transaction	Discount	37.8%–98.2% (50.6%	)
Government bonds	2,110,613	Recent market transaction	Discount	45.0%–75.0% (70.5%	)
Total	$4,750,714

§	Unobservable inputs were weighted by the relative fair value of the instruments.

Note 3—derivative instruments

As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Derivatives require little or no initial investment and permit or require net settlement. The Funds value derivatives at fair value.

At October 31, 2018, the following Funds have invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

	Asset derivatives		Liability derivatives
Derivative contract	Location	Fair value amount	Location	Fair value amount
Emerging Markets Debt Fund
Foreign-exchange contracts			Forward foreign currency contracts	$(7,792)
International Bond Fund
Foreign-exchange contracts	Forward foreign currency contracts	$954,526

50	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds

continued

For the year ended October 31, 2018, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative contracts	Location	Realized gain (loss	)	Change in unrealized appreciation (depreciation	)
Emerging Markets Debt Fund
Foreign-exchange contracts	Forward foreign currency contracts	$(98,574)		$90,264
International Bond Fund
Foreign-exchange contracts	Forward foreign currency contracts	7,254,105		1,681,909

Forward foreign currency contracts: Certain Funds are subject to foreign exchange risk in the normal course of pursuing their investment objectives. The Funds use forward foreign currency contracts (“forwards”), including non-deliverable forwards (“NDFs”), to, among other things, hedge portfolio currency risk and to facilitate transactions in securities denominated in foreign currencies. Forwards are over-the-counter (“OTC”) commitments that involve an obligation to purchase or sell a fixed amount of a specific currency on a future date at a locked exchange rate. NDFs allow hedging of currencies where government regulations restrict foreign access to local currency or the parties want to compensate for risk without a physical exchange of funds. Forwards are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded as appreciation or depreciation in the Statements of Assets and Liabilities. The Funds realize gains and losses at the time the forward is closed. Realized and unrealized gains and losses are included in the Statements of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts; from unanticipated movements in the value of a foreign currency relative to the U.S. dollar; and that losses may exceed amounts recognized on the Statements of Assets and Liabilities. During the year ended October 31, 2018, the Emerging Markets Debt Fund and the International Bond Fund had exposure to forwards, based on underlying notional values, generally between 0% and 1% and 64% and 72%, respectively. The forward contracts outstanding as of October 31, 2018 are disclosed in the summary portfolio of investments and the full schedules of investments.

Note 4—investment adviser and affiliates

Under the terms of the Investment Management Agreement, with respect to each Fund, Advisors provides asset management services to the Funds for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

The Subsidiary has entered into an investment management agreement with Advisors. Under this agreement, Advisors provides the same management services to the Subsidiary as it does to the International Bond Fund. Advisors is not compensated directly by the Subsidiary for their services, rather they are provided a

TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	51

Notes to financial statements

management fee on the average net assets of the Fund which includes investments in the Subsidiary. The Fund bears all operating expenses of the Subsidiary.

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund incurs an annual fee, payable monthly to Advisors for providing certain administrative costs associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of Operations are paid to Advisors under the Service Agreement. Under the terms of a distribution Rule 12b-1 plan, the Retail Class of each Fund compensates TPIS for providing distribution, promotional and/or shareholder services to the Retail Class of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. The Premier Class of each Fund is subject to a distribution Rule 12b-1 plan that compensates TPIS for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class.

Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Advisors expects this waiver and/or reimbursement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of October 31, 2018, the investment management fee, service agreement fee, distribution fee and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

	Investment management fee range	Investment management fee—effective rate	Service agreement fee	Distribution fee
Fund			Retirement Class	Premier Class	Retail Class
Emerging Markets Debt	0.45%–0.55%	0.55%	0.25%	0.15%	0.25%
International Bond	0.50–0.55	0.55	0.25	0.15	0.25

	Maximum expense amounts‡
Fund	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W§
Emerging Markets Debt	0.65%	0.80%	0.80%	0.90%	1.00%	0.65%
International Bond	0.65	0.80	0.80	0.90	1.00	0.65

‡	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least February 28, 2019. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.

52	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds

continued

§	Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Advisors expects this waiver and/or reimbursement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For the year ended October 31, 2018, the Funds did not have any securities transactions with affiliated entities.

At the commencement of operations of the International Bond Fund, TIAA, an affiliate, invested in the Fund. During the year ended October 31, 2018, TIAA received total proceeds of $3,703,000 from redemptions. The following is the percentage of the Funds’ shares owned by affiliates as of October 31, 2018:

Underlying Fund	TIAA-CREF Lifecycle Funds
Emerging Markets Debt	91%
International Bond	98%

Note 5—investments

Securities purchased on a when-issued or delayed-delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Amounts receivable and/or payable for these transactions are reflected separately in the Statements of Assets and Liabilities.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Net unrealized appreciation (depreciation): At October 31, 2018, net unrealized appreciation (depreciation) based on aggregate cost of all investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation )
Emerging Markets Debt	$481,241,737	$1,194,650	$(35,572,526)	$(34,377,876)
International Bond	365,064,532	1,627,895	(15,467,268)	(13,839,373)

TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	53

Notes to financial statements

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as upfront fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting.

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended October 31, 2018 were as follows:

	Non-U.S.	Non-U.S.
	government	government
Fund	purchases	sales
Emerging Markets Debt	$431,148,969	$297,615,891
International Bond	264,932,912	163,540,235

Note 6—distributions to shareholders and other tax items

The tax character of distributions paid to shareholders during the years ended October 31, 2018 and October 31, 2017 was as follows:

	10/31/2018
Fund	Ordinary income	Long-term capital gains	Total
Emerging Markets Debt	$26,504,045	$2,245,367	$28,749,412
International Bond	5,913,609	—	5,913,609

	10/31/2017
Fund	Ordinary income	Long-term capital gains	Total
Emerging Markets Debt	$17,370,105	$ —	$17,370,105
International Bond	6,990,024	—	6,990,024

As of October 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed	Unrealized	Capital
	ordinary	long-term	appreciation	loss
Fund	income	capital gains	(depreciation)	carryover	Total
Emerging Markets Debt	$2,844,505	$—	$(34,410,438)	$(1,552,410)	$(33,118,343)
International Bond	9,249,346	—	(13,881,664)	(1,814,568)	(6,446,886)

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of straddle losses, and the treatment of short term gain as ordinary income for tax purposes.

54	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds

continued

At October 31, 2018, the following Funds had capital loss carryovers, which will not expire:

Fund	Short-term	Long-term	Total
Emerging Markets Debt	$1,552,410	$ —	$1,552,410
International Bond	1,636,165	178,403	1,814,568

For the year ended October 31, 2018, the International Bond Fund utilized $56,728 of short-term capital loss carryover available from prior years.

Note 7—emerging markets risks

The Emerging Markets Debt Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Note 8—inter-fund lending program

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an inter-fund lending program. This program allows the Funds to lend cash to and/or borrow cash from certain other affiliated Funds for temporary purposes, (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls). The program is subject to a number of conditions, including the requirement that no Fund may borrow or lend money under the program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations and authorized by its portfolio manager(s). During the year ended October 31, 2018, there were no inter-fund borrowing or lending transactions.

Note 9—line of credit

Each of the Funds participates in a $1.25 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was entered into on June 19, 2018 expiring on June 18, 2019, replacing the previous $1.5 billion facility, which expired June 2018. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended October 31, 2018, there were no borrowings under this credit facility by the Funds.

TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	55

Notes to financial statements	concluded

Note 10—indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

56	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Report of independent registered public accounting firm

To the Board of Trustees of TIAA-CREF Funds and Shareholders of TIAA-CREF Emerging Markets Debt Fund and TIAA-CREF International Bond Fund

Opinions on the Financial Statements

We have audited the (i) accompanying statement of assets and liabilities, including the summary portfolio of investments, of TIAA-CREF Emerging Markets Debt Fund as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein, and (ii) the accompanying consolidated statement of assets and liabilities, including the consolidated summary portfolio of investments, of TIAA-CREF International Bond Fund as of October 31, 2018, the related consolidated statement of operations for the year ended October 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (two of the funds constituting TIAA-CREF Funds, hereafter collectively referred to as the “Funds”) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles

TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	57

Report of independent registered public accounting firm	concluded

used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
December 14, 2018

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

58	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Important tax information (unaudited)

For the fiscal year ended October 31, 2018, the TIAA-CREF Funds designate the following distribution amounts (or the maximum amount allowable) as being from net long-term capital gains.

	Long-term
Fund	capital gains	Total
Emerging Markets Debt	$2,245,367	$2,245,367
International Bond	—	—

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2018, which will be reported in conjunction with your 2018 Form 1099-DIV.

By early 2019, shareholders should receive their Form 1099-DIV and a tax information letter from the Fund. For your specific situation, we recommend that you consult a professional tax advisor

TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	59

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2018

Trustees

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	87	Investment Committee member, Maine Community Foundation and the Elmina B. Sewall Foundation.
Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management at Northwestern University (2002–2011 and since 2013) and Chair of the Finance Department (2005–2007). Assistant Secretary for Economic Policy at the United States Department of the Treasury (2011–2013).	87	Member of the Board of the Office of Finance, Federal Home Loan Banks.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and certain funds advised by American Beacon Advisors, Inc.	87	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Chief Operating Officer, DDJ Capital Management (2003–2006).	87	Director of Copper Rock Capital Partners, LLC (investment adviser).

60	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	87	Director, Commonwealth (non-profit organization).
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Board and Trustee	Indefinite term. Trustee since 2011. Chairman for term ending July 1, 2021.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004), Co-Head of Global Cash and Fixed Income Portfolio Management Team, Goldman Sachs Asset Management.	87	Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Investment Committee member, Sansum Clinic; Investment Committee member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and President, Crane Country Day School.
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group at the Alfred P. Sloan School of Management of MIT (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008).	87	Director, National Bureau of Economic Research and the Alfred P. Sloan Foundation; Member, Congressional Budget Office Panel of Economic Advisers.

TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	61

Trustees and officers (unaudited)	continued

TIAA-CREF Funds  ■  October 31, 2018

Trustees — concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2016); Chairman and Chief Executive Officer (1991–2016) and Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	87	Director, SCANA Corporation (energy holding company).
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), Director of the AIM Investment Center, Associate Dean for Research (since 2011), Chairman, (2002–2011) and Professor (since 1987), McCombs School of Business, University of Texas at Austin.	87	Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors); and Investment Advisory Committee, Employees Retirement System of Texas.

62	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds

Officers

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Vijay Advani TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1960	Executive Vice President	One-year term. Executive Vice President since 2018.	Chief Executive Officer, Nuveen. Executive Vice President of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex.”) Prior to joining Nuveen, Mr. Advani served as Co-President of Franklin Resources, Inc.-Franklin Templeton Investments.
Mona Bhalla TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1969	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2017.	Senior Managing Director and Corporate Secretary of Teachers Insurance and Annuity Association of America (“TIAA”) and the TIAA-CREF Fund Complex. Prior to joining TIAA, Ms. Bhalla served as Senior Vice President, Counsel and Corporate Secretary of AllianceBernstein L.P.
Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, Chief Compliance Officer - Funds of TIAA. Chief Compliance Officer of the TIAA-CREF Fund Complex.
Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2017.	Senior Managing Director, Co-Head of Nuveen Equities & Fixed Income and President of TIAA Investments. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds.
Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.	Executive Vice President, Chief investment Officer and President, Nuveen Global Investments. Executive Vice President of the TIAA-CREF Fund Complex.

TIAA-CREF International Fixed-Income Funds ■ 2018 Annual Report	63

Trustees and officers (unaudited)	concluded

TIAA-CREF Funds  ■  October 31, 2018

Officers — concluded

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Phillip T. Rollock TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2018.	Executive Vice President and Chief Legal Officer of TIAA and of the TIAA-CREF Fund Complex. Previously, Senior Managing Director, Deputy General Counsel and Corporate Secretary of the TIAA and the TIAA-CREF Fund Complex.
Christopher A. Van Buren TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2018.	Executive Vice President, Chief Risk Officer, TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Van Buren served as Managing Director of Group Risk Control of UBS.
E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.	Managing Director, Head, TC Fund Administration, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1; and Treasurer of CREF.
Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.	Senior Executive Vice President, Chief Human Resources Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, TIAA.org, or by calling 800-223-1200.

64	2018 Annual Report ■ TIAA-CREF International Fixed-Income Funds

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How to reach us

Websites

TIAA.org

nuveen.com

Automated telephone service

800-842-2252

24 hours a day, 7 days a week

For the hearing- or speech-impaired

800-842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday
9 a.m. to 6 p.m. (ET), Saturday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit TIAA.org, or call 800-842-2252 for the Institutional, Advisor, Premier and Retirement classes or 800-223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not Federal Deposit Insurance Corporation (FDIC) insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value.

Nuveen, a subsidiary of TIAA, provides investment advice and portfolio management services through a dozen affiliated registered investment advisers. Teachers Personal Investors Services, Inc., Nuveen Securities, LLC, and TIAA-CREF Individual & Institutional Services, LLC, members FINRA and SIPC, distribute securities products.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

©2018 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206

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Item 2. Code of Ethics.

2(a) The Board of Trustees of the TIAA-CREF Funds (the “Registrant”) has adopted a code of ethics for senior financial officers, including the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

2(b) No response required.

2(c) During the reporting period, there were no amendments to the code of ethics.

2(d) During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

2(e) Not applicable.

2(f) A copy of the current code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit and Compliance Committee.

3(a)(2) Maceo K. Sloan is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP (“PwC”) performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Registrant, as a policy, does not engage PwC for management advisory or consulting services.

4(a) Audit Fees.

For the fiscal years ended October 31, 2018 and October 31, 2017, PwC’s aggregate fees for the audit of the Registrant’s annual financial statements were $1,119,695 and $1,119,750, respectively.

4(b) Audit Related Fees.

For the fiscal years ended October 31, 2018 and October 31, 2017, PwC’s aggregate fees for services related to the performance of the audit of the Registrant’s annual financial statements were $0 and $0, respectively.

For the fiscal years ended October 31, 2018 and October 31, 2017, the Audit-Related Fees billed by PwC to Teachers Advisors, LLC (“Advisors”) or to any entity controlling, controlled by or under common control with Advisors that provides ongoing services to the Registrant (collectively, “Fund Service Providers”) were $0 and $0, respectively.

4(c) Tax Fees.

For the fiscal years ended October 31, 2018 and October 31, 2017, PwC’s aggregate fees for tax services billed to the Registrant were $347,230 and $351,810, respectively.

For the fiscal years ended October 31, 2018 and October 31, 2017, the Tax Fees billed by PwC to the Fund Service Providers were $0 and $0, respectively.

4(d) All Other Fees.

For the fiscal years ended October 31, 2018 and October 31, 2017, PwC’s aggregate fees for all other services billed to the Registrant were $11,495 and $12,000, respectively.

For the fiscal years ended October 31, 2018 and October 31, 2017, PwC’s aggregate fees for all other services billed to the Fund Service Providers were $0 and $0, respectively.

4(e)(1) Preapproval Policy.

The Registrant’s audit and compliance committee (“Audit Committee”) has adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant and certain of its affiliates without impairing the auditor’s independence. Under the Policy, the

Audit Committee is required to preapprove all services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statements audit for the Registrant and certain of its affiliates, including approving the terms of the engagement, and (ii) preapprove the audit, audit-related, tax and other services to be provided by the independent auditor to the Registrant and certain of its affiliates and the fees to be charged for provision of such services from year to year.

4(e)(2) Services provided pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “de minimis exception”):

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2018 and October 31, 2017 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2018 and October 31, 2017 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2018 and October 31, 2017 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2018 and October 31, 2017 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2018 and October 31, 2017 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2018 and October 31, 2017 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

4(f) The percentage of hours expended by PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than PwC’s full-time, permanent employees was less than 50%.

4(g) Non-Audit Fees for Related Entities.

For the fiscal years ended October 31, 2018 and October 31, 2017, aggregate non-audit fees billed to the Registrant and to its Fund Service Providers by PwC were $302,167 and $213,973, respectively.

4(h) The Registrant’s Audit Committee has considered whether the non-audit services that were rendered by PwC to the Registrant’s Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining PwC’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

TIAA-CREF FUNDS - Growth & Income Fund

TIAA-CREF FUNDS

GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.3%

AUTOMOBILES & COMPONENTS - 0.3%
271,542		Delphi Automotive plc	$20,854,426
		TOTAL AUTOMOBILES & COMPONENTS	20,854,426

BANKS - 6.9%
4,191,912		Bank of America Corp	115,277,580
1,011,911		Citigroup, Inc	66,239,694
895,827		Citizens Financial Group, Inc	33,459,138
208,017		Comerica, Inc	16,965,867
1,323,698		JPMorgan Chase & Co	144,309,556
336,055	n	PNC Financial Services Group, Inc	43,179,707
567,728		Wells Fargo & Co	30,220,161
		TOTAL BANKS	449,651,703

CAPITAL GOODS - 6.2%
159,321	n	Boeing Co	56,536,650
286,983		Deere & Co	38,868,978
260,116		Dover Corp	21,548,009
371,338		Emerson Electric Co	25,206,423
234,772		Fortive Corp	17,431,821
1,118,832	n	General Electric Co	11,300,203
125,814	n	Harris Corp	18,709,800
522,815		Honeywell International, Inc	75,714,069
321,409	n	Ingersoll-Rand plc	30,835,979
429,588		ITT, Inc	21,694,194
120,525		L3 Technologies, Inc	22,835,872
139,803	n	Northrop Grumman Corp	36,621,396
1	*	Resideo Technologies, Inc	18
149,568		Siemens AG.	17,192,366
122,729	*,n	WABCO Holdings, Inc	13,187,231
		TOTAL CAPITAL GOODS	407,683,009

COMMERCIAL & PROFESSIONAL SERVICES - 1.0%
155,151	*	Verisk Analytics, Inc	18,593,296
553,210	n	Waste Management, Inc	49,495,699
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	68,088,995

CONSUMER DURABLES & APPAREL - 2.6%
252,471		BRP, Inc	10,159,433
189,088	*	Lululemon Athletica, Inc	26,610,354
1,135,663	*,e	Mattel, Inc	15,422,304
256,458	n	PVH Corp	30,977,562
420,903		Sony Corp	22,777,892
544,007	*,g	Spin Master Corp	19,356,062
1

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

715,577	n	Tapestry, Inc	$30,276,063
384,313		Wolverine World Wide, Inc	13,516,288
		TOTAL CONSUMER DURABLES & APPAREL	169,095,958

CONSUMER SERVICES - 0.5%
567,045		International Game Technology plc	10,518,685
197,972		Royal Caribbean Cruises Ltd	20,733,607
		TOTAL CONSUMER SERVICES	31,252,292

DIVERSIFIED FINANCIALS - 2.4%
725,473		Blackstone Group LP	23,476,306
289,381		CME Group, Inc	53,026,174
1,146,201		Morgan Stanley	52,335,538
711,038		Voya Financial, Inc	31,115,023
		TOTAL DIVERSIFIED FINANCIALS	159,953,041

ENERGY - 6.0%
245,707	*	Apergy Corp	9,580,116
991,483		Cabot Oil & Gas Corp	24,023,633
891,459		Chevron Corp	99,531,397
339,708	*	Concho Resources, Inc	47,249,986
592,861	*	Continental Resources, Inc	31,231,918
443,677		Delek US Holdings, Inc	16,291,820
194,126		Diamondback Energy, Inc	21,811,997
562,063		EOG Resources, Inc	59,207,716
299,552		Oneok, Inc	19,650,611
1,121,406	*	Parsley Energy, Inc	26,263,329
1,132,542	*,e	Transocean Ltd (NYSE)	12,469,287
1,829,503	*	WPX Energy, Inc	29,345,228
		TOTAL ENERGY	396,657,038

FOOD & STAPLES RETAILING - 0.5%
312,780		Walmart, Inc	31,365,578
		TOTAL FOOD & STAPLES RETAILING	31,365,578

FOOD, BEVERAGE & TOBACCO - 6.0%
1,855,160		Coca-Cola Co	88,825,061
746,523	*	Coca-Cola European Partners plc (Class A)	33,959,331
1,015,120	n	ConAgra Brands, Inc	36,138,282
202,632	n	Constellation Brands, Inc (Class A)	40,370,373
228,800		Costco Wholesale Corp	52,310,544
159,055		Danone	11,263,218
355,711		Diageo plc	12,297,469
322,210		Kraft Heinz Co	17,711,884
1,066,203		Mondelez International, Inc	44,759,202
580,625	*,n	Monster Beverage Corp	30,686,031
228,390		PepsiCo, Inc	25,666,468
		TOTAL FOOD, BEVERAGE & TOBACCO	393,987,863

HEALTH CARE EQUIPMENT & SERVICES - 8.8%
1,089,160		Abbott Laboratories	75,086,690
178,979	n	Anthem, Inc	49,321,243
2

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

569,010		Baxter International, Inc	$35,568,815
1,425,306	*	Boston Scientific Corp	51,510,559
209,632	*	Edwards Lifesciences Corp	30,941,683
73,119	*	Guardant Health, Inc	2,448,024
140,063		Humana, Inc	44,877,586
115,554	*,n	IDEXX Laboratories, Inc	24,511,315
161,734	*	Insulet Corp	14,266,556
86,548	*	Intuitive Surgical, Inc	45,107,087
87,193	*	iRhythm Technologies, Inc	6,736,531
437,259		Medtronic plc	39,274,603
318,831	n	Stryker Corp	51,720,765
160,000	n	Universal Health Services, Inc (Class B)	19,449,600
110,589	*,n	WellCare Health Plans, Inc	30,521,458
499,793	*	Wright Medical Group NV	13,484,415
360,566		Zimmer Biomet Holdings, Inc	40,956,692
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	575,783,622

HOUSEHOLD & PERSONAL PRODUCTS - 1.6%
227,400		Estee Lauder Cos (Class A)	31,253,856
850,266		Procter & Gamble Co	75,401,589
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	106,655,445

INSURANCE - 1.4%
612,500	*	Athene Holding Ltd	28,003,500
298,580		Chubb Ltd	37,295,628
315,036		Prudential Financial, Inc	29,544,076
		TOTAL INSURANCE	94,843,204

MATERIALS - 3.6%
558,686	*	Allegheny Technologies, Inc	14,464,381
95,987		Christian Hansen Holding	9,689,124
1,212,523		DowDuPont, Inc	65,379,240
132,901	n	Ecolab, Inc	20,353,788
387,425		FMC Corp	30,250,144
372,572	*,n	Linde plc	61,649,489
873,741	*,e	Livent Corp	13,630,360
346,911		Nutrien Ltd	18,361,999
		TOTAL MATERIALS	233,778,525

MEDIA & ENTERTAINMENT - 9.7%
524,051	n	Activision Blizzard, Inc	36,185,722
169,907	*	Alphabet, Inc (Class C)	182,950,761
1,293,949		Comcast Corp (Class A)	49,351,215
559,099	*,n	Facebook, Inc	84,865,637
177,820	*,n	IAC/InterActiveCorp	34,957,634
200,437	*	NetFlix, Inc	60,487,878
263,043	*,n	Take-Two Interactive Software, Inc	33,898,351
451,075	*,n	Twitter, Inc	15,674,856
579,086		Viacom, Inc (Class B)	18,519,170
563,837		Vivendi Universal S.A.	13,598,794
682,787		Walt Disney Co	78,404,431
3

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

371,218	n	World Wrestling Entertainment, Inc (Class A)	$26,946,715
		TOTAL MEDIA & ENTERTAINMENT	635,841,164

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.3%
527,724		AbbVie, Inc	41,083,313
204,971		Allergan plc	32,387,468
260,671	*,e	Allogene Therapeutics, Inc	6,258,711
923,927		AstraZeneca plc (ADR)	35,829,889
206,230	*	BioMarin Pharmaceutical, Inc	19,008,219
128,155	*	Bluebird Bio, Inc	14,699,378
378,786		Bristol-Myers Squibb Co	19,143,844
289,001		Daiichi Sankyo Co Ltd	11,046,538
412,938		Eli Lilly & Co	44,778,997
158,567	*,n	Exact Sciences Corp	11,266,185
954,482	*	Immunogen, Inc	5,182,837
133,272	*,n	Jazz Pharmaceuticals plc	21,166,259
75,161		Lonza Group AG.	23,633,580
170,273	*,n	Nektar Therapeutics	6,586,160
143,177	*	Neurocrine Biosciences, Inc	15,341,416
1,470,359		Pfizer, Inc	63,313,659
43,208	*,n	Regeneron Pharmaceuticals, Inc	14,657,882
84,302	*	Sage Therapeutics, Inc	10,847,981
245,345		Sanofi-Aventis	21,924,170
1,036,183		Schering-Plough Corp	76,273,431
238,319	*	TESARO, Inc	6,882,653
1,517,961		Teva Pharmaceutical Industries Ltd (ADR)	30,328,861
106,203		Vifor Pharma AG.	15,349,412
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	546,990,843

REAL ESTATE - 0.6%
216,661		American Tower Corp	33,757,950
429,611		Outfront Media, Inc	7,612,707
		TOTAL REAL ESTATE	41,370,657

RETAILING - 6.4%
124,897	*	Amazon.com, Inc	199,586,655
273,649	*	ASOS plc	19,063,900
879,811	*	BJ’s Wholesale Club Holdings, Inc	19,487,814
544,157	*	Farfetch Ltd	11,176,985
92,398	*,n	GrubHub, Inc	8,568,990
464,477		Home Depot, Inc	81,692,215
281,916		Kohl’s Corp	21,349,499
269,757	n	Tiffany & Co	30,023,954
102,169	*,n	Ulta Beauty, Inc	28,047,434
		TOTAL RETAILING	418,997,446

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.9%
1,143,764	*	Advanced Micro Devices, Inc	20,827,942
59,188	n	Broadcom, Inc	13,227,926
267,642	*,n	Cree, Inc	10,389,862
974,821	n	Intel Corp	45,699,608
1,547,624		Marvell Technology Group Ltd	25,396,510
4

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

224,065	n	Monolithic Power Systems, Inc	$26,466,558
286,072		NVIDIA Corp	60,312,560
534,141	n	QUALCOMM, Inc	33,592,128
181,398	e,n	Universal Display Corp	22,313,768
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	258,226,862

SOFTWARE & SERVICES - 9.6%
178,279	*,n	Adobe, Inc	43,813,847
140,289		Dassault Systemes S.A.	17,562,013
460,930	n	DXC Technology Co	33,569,532
963,722	*,n	First Data Corp	18,060,150
434,467	n	MasterCard, Inc (Class A)	85,881,092
2,349,726	n	Microsoft Corp	250,974,234
529,647	*	PayPal Holdings, Inc	44,590,981
402,551	*	salesforce.com, Inc	55,246,099
124,938	*	ServiceNow, Inc	22,618,776
578,971	*	Teradata Corp	21,074,544
136,379	*	VMware, Inc (Class A)	19,282,627
515,356	*,n	Zscaler, Inc	18,702,269
		TOTAL SOFTWARE & SERVICES	631,376,164

TECHNOLOGY HARDWARE & EQUIPMENT - 7.7%
1,386,656	n	Apple, Inc	303,483,532
2,090,709		Cisco Systems, Inc	95,649,937
406,125		Cognex Corp	17,398,395
1,031,347		Corning, Inc	32,951,537
270,768		Motorola, Inc	33,185,326
963,198	*	Pure Storage, Inc	19,437,335
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	502,106,062

TELECOMMUNICATION SERVICES - 0.9%
1,050,130		Verizon Communications, Inc	59,951,922
		TOTAL TELECOMMUNICATION SERVICES	59,951,922

TRANSPORTATION - 1.8%
492,549		CSX Corp	33,916,924
256,685		DSV AS	20,592,442
156,755	n	FedEx Corp	34,539,396
737,062	n	Knight-Swift Transportation Holdings, Inc	23,585,984
32,544	n	United Parcel Service, Inc (Class B)	3,467,238
		TOTAL TRANSPORTATION	116,101,984

UTILITIES - 1.6%
239,975		Ameren Corp	15,497,585
444,639		Evergy, Inc	24,895,338
558,159		FirstEnergy Corp	20,808,168
242,159		NextEra Energy, Inc	41,772,427
		TOTAL UTILITIES	102,973,518

		TOTAL COMMON STOCKS	6,453,587,321
		(Cost $4,567,273,483)
5

TIAA-CREF FUNDS - Growth & Income Fund

SHARES	COMPANY	VALUE

PURCHASED OPTIONS - 0.0%

BANKS - 0.0%
32,000	PNC Financial Services Group, Inc	$10,240
	TOTAL BANKS	10,240

CAPITAL GOODS - 0.0%
39,300	General Electric Co	1,572
	TOTAL CAPITAL GOODS	1,572

MATERIALS - 0.0%
5,900	Albemarle Corp	11,210
	TOTAL MATERIALS	11,210

MEDIA & ENTERTAINMENT - 0.0%
10,000	Facebook, Inc	1,600
	TOTAL MEDIA & ENTERTAINMENT	1,600

SOFTWARE & SERVICES - 0.0%
32,000	Nutanix, Inc	65,600
20,000	Red Hat, Inc	2,000
	TOTAL SOFTWARE & SERVICES	67,600

TRANSPORTATION - 0.0%
64,000	Knight-Swift Transportation Holdings, Inc	204,800
	TOTAL TRANSPORTATION	204,800

	TOTAL PURCHASED OPTIONS	297,022
	(Cost $662,754)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 1.7%

GOVERNMENT AGENCY DEBT - 0.1%
$3,950,000		Federal Home Loan Bank (FHLB)	2.050%	11/01/18	3,950,000
		TOTAL GOVERNMENT AGENCY DEBT			3,950,000

TREASURY DEBT - 0.6%
10,035,000		United States Treasury Bill	2.101	11/01/18	10,035,000
15,675,000		United States Treasury Bill	2.149	11/15/18	15,662,107
15,775,000		United States Treasury Bill	2.144	11/29/18	15,748,406
		TOTAL TREASURY DEBT			41,445,513

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.0%
65,015,318	c	State Street Navigator Securities Lending Government Money Market Portfolio			65,015,318
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			65,015,318
		TOTAL SHORT-TERM INVESTMENTS			110,410,831
		(Cost $110,410,970)
6

TIAA-CREF FUNDS - Growth & Income Fund

VALUE

TOTAL INVESTMENTS - 100.0%	$6,564,295,174
(Cost $4,678,347,207)
OTHER ASSETS & LIABILITIES, NET - 0.0%	1,194,224
NET ASSETS - 100.0%	$6,565,489,398

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $65,921,452.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2018, the aggregate value of these securities was $19,356,062 or 0.3% of net assets.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

Purchased options outstanding as of October 31, 2018 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Albemarle Corp, Put	59	$18,408	$87.50	01/18/19	$11,210
Facebook, Inc, Call	100	34,900	167.50	11/09/18	1,600
General Electric Co, Call	393	31,440	15.00	01/18/19	1,572
Knight-Swift Transportation Holdings, Inc, Put	640	295,680	35.00	11/16/18	204,800
Nutanix, Inc, Call	320	91,840	50.00	01/18/19	65,600
PNC Financial Services Group, Inc, Put	320	54,400	115.00	11/16/18	10,240
Red Hat, Inc, Put	200	136,086	120.00	12/21/18	2,000
Total	2,032	$662,754			$297,022

Written options outstanding as of October 31, 2018 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Activision Blizzard, Inc, Put	630	$(94,499)	$62.00	11/09/18	$(35,910)
Adobe, Inc, Put	160	(16,179)	225.00	11/02/18	(3,520)
Albemarle Corp, Put	59	(5,782)	85.00	11/16/18	(2,950)
Albemarle Corp, Put	59	(51,801)	87.50	01/18/19	(11,210)
Alibaba Group Holding Ltd, Put	240	(320,979)	140.00	04/18/19	(303,600)
AMC Networks, Inc, Put	630	(41,970)	55.00	11/16/18	(75,600)
Anthem, Inc, Call	160	(7,200)	285.00	11/09/18	(7,200)
Anthem, Inc, Put	160	(13,600)	245.00	11/02/18	(800)
Apple, Inc, Call	224	(77,951)	245.00	12/21/18	(41,440)
Apple, Inc, Call	224	(139,550)	245.00	02/15/19	(109,088)
Apple, Inc, Put	224	(45,471)	175.00	11/16/18	(7,616)
Apple, Inc, Put	224	(57,753)	185.00	12/21/18	(39,200)
Apple, Inc, Put	224	(75,711)	205.00	12/21/18	(120,960)
Apple, Inc, Put	224	(117,150)	205.00	02/15/19	(188,160)
7

TIAA-CREF FUNDS - Growth & Income Fund

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Applied Materials, Inc, Put	630	$(69,299)	$35.00	01/18/19	$(216,090)
Arista Networks, Inc, Put	160	(179,678)	200.00	03/15/19	(186,400)
Boeing Co, Call	200	(20,850)	395.00	11/16/18	(9,000)
Boeing Co, Call	127	(75,945)	415.00	12/21/18	(13,589)
Boeing Co, Put	127	(48,005)	340.00	12/21/18	(123,698)
Broadcom, Inc, Call	240	(25,941)	240.00	11/09/18	(21,600)
Celgene Corp, Put	500	(229,447)	85.00	01/18/19	(718,000)
Celgene Corp, Put	160	(278,116)	90.00	01/18/19	(295,840)
Celgene Corp, Put	160	(185,278)	95.00	01/18/19	(372,480)
Centene Corp, Put	320	(38,399)	120.00	11/16/18	(19,200)
Chipotle Mexican Grill, Inc, Put	80	(196,637)	405.00	03/15/19	(122,000)
Chipotle Mexican Grill, Inc, Put	80	(287,036)	420.00	06/21/19	(223,600)
Clovis Oncology, Inc, Put	104	(86,111)	26.00	01/18/19	(150,280)
Coherent, Inc, Put	181	(276,564)	145.00	02/15/19	(499,560)
ConAgra Brands, Inc, Put	1,105	(127,073)	33.00	12/21/18	(55,250)
Constellation Brands, Inc, Put	100	(49,799)	185.00	01/18/19	(42,000)
Cree, Inc, Call	640	(30,080)	43.00	12/21/18	(64,000)
Cree, Inc, Put	640	(65,292)	34.00	12/21/18	(55,680)
DISH Network Corp, Put	510	(310,076)	35.00	03/15/19	(316,200)
DXC Technology Co, Put	235	(35,955)	65.00	11/16/18	(22,325)
DXC Technology Co, Put	235	(12,925)	55.00	12/21/18	(9,400)
Ecolab, Inc, Put	235	(18,565)	138.00	11/02/18	(18,800)
Exact Sciences Corp, Call	795	(162,933)	80.00	01/18/19	(222,600)
Facebook, Inc, Call	118	(23,246)	180.00	11/16/18	(1,062)
Facebook, Inc, Call	118	(50,739)	180.00	12/21/18	(5,428)
Facebook, Inc, Call	118	(55,580)	160.00	01/18/19	(55,580)
Facebook, Inc, Put	200	(32,800)	143.00	11/09/18	(19,000)
Facebook, Inc, Put	118	(121,254)	155.00	01/18/19	(121,254)
Facebook, Inc, Put	118	(118,116)	160.00	01/18/19	(139,240)
FedEx Corp, Call	200	(18,600)	235.00	11/16/18	(20,000)
FedEx Corp, Call	200	(66,399)	240.00	01/18/19	(89,200)
FedEx Corp, Call	200	(26,400)	280.00	01/18/19	(7,800)
FedEx Corp, Put	200	(200,197)	200.00	04/18/19	(150,500)
First Data Corp, Put	865	(33,328)	19.00	11/16/18	(64,875)
General Electric Co, Call	786	(13,362)	18.00	01/18/19	(786)
General Electric Co, Put	786	(8,646)	8.00	12/21/18	(8,646)
General Electric Co, Put	786	(112,396)	14.00	01/18/19	(312,042)
Goldman Sachs Group, Inc, Put	105	(211,156)	235.00	01/18/19	(140,490)
GrubHub, Inc, Put	400	(37,012)	80.00	11/16/18	(35,600)
Hain Celestial Group, Inc, Put	1,100	(146,298)	24.00	01/18/19	(176,000)
Harris Corp, Call	320	(63,039)	180.00	11/16/18	(4,800)
IAC/InterActiveCorp, Call	240	(173,177)	240.00	01/18/19	(95,520)
IAC/InterActiveCorp, Put	360	(206,277)	165.00	01/18/19	(194,400)
IAC/InterActiveCorp, Put	240	(212,112)	200.00	01/18/19	(422,400)
IDEXX Laboratories, Inc, Call	160	(13,440)	240.00	11/16/18	(21,440)
IDEXX Laboratories, Inc, Put	160	(10,240)	175.00	11/16/18	(10,240)
Incyte Corp, Put	161	(60,550)	60.00	01/18/19	(80,500)
Ingersoll-Rand plc, Put	320	(16,320)	85.00	11/16/18	(8,320)
Ingredion, Inc, Put	152	(66,575)	95.00	01/18/19	(47,500)
Intel Corp, Put	787	(37,775)	41.00	11/02/18	(787)
International Business Machines Corp, Put	322	(188,366)	135.00	01/18/19	(696,164)
Jazz Pharmaceuticals plc, Call	160	(37,279)	165.00	11/16/18	(25,600)
Jazz Pharmaceuticals plc, Put	160	(36,480)	145.00	12/21/18	(36,400)
Knight-Swift Transportation Holdings, Inc, Call	945	(36,854)	35.00	11/16/18	(30,240)
Knight-Swift Transportation Holdings, Inc, Put	640	(123,517)	35.00	11/16/18	(204,800)
Knight-Swift Transportation Holdings, Inc, Put	945	(154,033)	30.00	12/21/18	(113,400)
Linde plc, Put	160	(26,177)	140.00	11/16/18	(26,177)
8

TIAA-CREF FUNDS - Growth & Income Fund

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Linde plc, Put	161	$(179,274)	$140.00	01/18/19	$(179,274)
Mastercard, Inc, Put	160	(9,280)	167.50	11/09/18	(2,800)
Microchip Technology, Inc, Put	500	(304,121)	65.00	04/18/19	(300,000)
Micron Technology, Inc, Put	630	(175,138)	45.00	01/18/19	(507,150)
Microsoft Corp, Put	320	(30,400)	97.50	11/09/18	(8,000)
Monolithic Power Systems, Inc, Call	240	(72,239)	160.00	12/21/18	(12,000)
Monolithic Power Systems, Inc, Put	240	(146,398)	110.00	12/21/18	(69,000)
Monster Beverage Corp, Put	472	(60,726)	45.00	12/21/18	(20,060)
Nektar Therapeutics, Put	400	(383,611)	44.00	01/18/19	(352,000)
Newell Brands, Inc, Put	750	(272,246)	19.00	01/18/19	(292,500)
Northrop Grumman Corp, Put	100	(12,300)	245.00	11/09/18	(10,750)
Northrop Grumman Corp, Put	51	(79,967)	300.00	01/18/19	(192,270)
Northrop Grumman Corp, Put	77	(152,689)	310.00	01/18/19	(380,380)
Nutanix, Inc, Call	320	(41,759)	57.50	01/18/19	(28,800)
Nutanix, Inc, Put	120	(30,360)	35.00	12/21/18	(18,600)
Nutanix, Inc, Put	200	(27,600)	30.00	01/18/19	(19,000)
Nutanix, Inc, Put	320	(42,559)	32.50	01/18/19	(46,400)
Parker-Hannifin Corp, Put	209	(175,140)	150.00	02/15/19	(190,190)
PNC Financial Services Group, Inc, Call	320	(32,960)	125.00	11/23/18	(175,200)
PNC Financial Services Group, Inc, Put	320	(20,278)	115.00	11/16/18	(10,240)
PNC Financial Services Group, Inc, Put	320	(26,240)	110.00	11/23/18	(6,720)
Proofpoint, Inc, Put	630	(68,039)	75.00	11/16/18	(15,750)
PVH Corp, Put	240	(90,719)	120.00	12/21/18	(127,200)
QUALCOMM, Inc, Put	375	(80,624)	62.50	01/18/19	(123,000)
Raytheon Co, Put	160	(20,184)	150.00	11/16/18	(4,480)
Red Hat, Inc, Put	200	(48,201)	120.00	12/21/18	(2,000)
Red Hat, Inc, Put	320	(111,359)	110.00	01/18/19	(3,520)
Red Hat, Inc, Put	200	(109,549)	115.00	01/18/19	(3,400)
Regeneron Pharmaceuticals, Inc, Call	165	(377,515)	430.00	02/15/19	(71,775)
Rockwell Automation, Inc, Put	50	(10,400)	140.00	12/21/18	(7,625)
Rockwell Automation, Inc, Put	104	(66,351)	145.00	04/18/19	(54,600)
Stryker Corp, Put	235	(121,775)	155.00	12/21/18	(55,225)
Take-Two Interactive Software, Inc, Call	320	(25,280)	138.00	11/02/18	(9,280)
Take-Two Interactive Software, Inc, Call	320	(45,999)	145.00	11/09/18	(44,800)
Take-Two Interactive Software, Inc, Put	320	(141,502)	107.00	11/09/18	(30,400)
Take-Two Interactive Software, Inc, Put	320	(97,550)	70.00	01/18/19	(15,200)
Tapestry, Inc, Put	960	(106,257)	40.00	11/16/18	(38,400)
Tiffany & Co, Call	477	(250,832)	150.00	01/18/19	(9,778)
Tiffany & Co, Put	477	(132,604)	100.00	01/18/19	(153,833)
Tiffany & Co, Put	477	(106,184)	115.00	01/18/19	(443,610)
Tiffany & Co, Put	477	(263,854)	120.00	01/18/19	(593,865)
TransDigm Group, Inc, Put	145	(26,524)	290.00	11/16/18	(30,160)
Twitter, Inc, Call	470	(12,220)	39.00	11/16/18	(14,100)
Ulta Beauty, Inc, Call	84	(46,334)	315.00	12/21/18	(31,920)
Ulta Beauty, Inc, Put	84	(32,555)	225.00	12/21/18	(23,520)
United Parcel Service, Inc, Put	320	(71,087)	108.00	11/16/18	(96,000)
Universal Display Corp, Call	320	(40,959)	142.00	11/02/18	(40,959)
Universal Health Services, Inc, Call	240	(34,320)	145.00	01/18/19	(4,800)
WABCO Holdings, Inc, Call	320	(20,480)	120.00	12/21/18	(26,400)
WABCO Holdings, Inc, Put	330	(184,487)	115.00	12/21/18	(297,000)
Waste Management, Inc, Put	400	(19,600)	82.50	11/16/18	(4,000)
Weight Watchers International, Inc, Put	580	(64,959)	50.00	11/02/18	(13,340)
WellCare Health Plans, Inc, Call	157	(198,505)	350.00	03/15/19	(36,502)
WellCare Health Plans, Inc, Put	157	(126,854)	270.00	03/15/19	(238,640)
WellCare Health Plans, Inc, Put	157	(147,127)	290.00	03/15/19	(424,685)
World Wrestling Entertainment, Inc, Put	470	(86,009)	70.00	11/16/18	(89,300)
Zscaler, Inc, Call	475	(20,900)	40.00	11/16/18	(28,025)
Zscaler, Inc, Put	475	(53,199)	31.00	11/16/18	(26,125)
Total	41,897	$(12,349,522)			$(14,145,588)
9

TIAA-CREF FUNDS - Large-Cap Growth Fund

TIAA-CREF FUNDS

LARGE-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.5%

AUTOMOBILES & COMPONENTS - 0.3%
51,706	*,n	Tesla, Inc	$17,441,468
		TOTAL AUTOMOBILES & COMPONENTS	17,441,468

CAPITAL GOODS - 5.9%
525,963		Airbus SE	58,126,392
199,890		Boeing Co	70,932,965
221,627		Northrop Grumman Corp	58,055,193
235,545		Parker-Hannifin Corp	35,715,688
132,293		Roper Industries, Inc	37,425,690
154,835		W.W. Grainger, Inc	43,968,495
		TOTAL CAPITAL GOODS	304,224,423

COMMERCIAL & PROFESSIONAL SERVICES - 1.0%
55,352	*	CoStar Group, Inc	20,005,320
590,370	*	IHS Markit Ltd	31,012,136
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	51,017,456

CONSUMER DURABLES & APPAREL - 2.3%
986,702		Nike, Inc (Class B)	74,042,118
989,193		Tapestry, Inc	41,852,756
		TOTAL CONSUMER DURABLES & APPAREL	115,894,874

CONSUMER SERVICES - 1.5%
35,955	*	Chipotle Mexican Grill, Inc (Class A)	16,551,165
501,849		Marriott International, Inc (Class A)	58,661,130
		TOTAL CONSUMER SERVICES	75,212,295

DIVERSIFIED FINANCIALS - 1.1%
715,375		IntercontinentalExchange Group, Inc	55,112,490
		TOTAL DIVERSIFIED FINANCIALS	55,112,490

ENERGY - 1.0%
387,977		EOG Resources, Inc	40,869,497
466,603	*	Parsley Energy, Inc	10,927,842
		TOTAL ENERGY	51,797,339

FOOD & STAPLES RETAILING - 1.8%
921,697		Walmart, Inc	92,427,775
		TOTAL FOOD & STAPLES RETAILING	92,427,775

FOOD, BEVERAGE & TOBACCO - 1.4%
258,059		Constellation Brands, Inc (Class A)	51,413,095
373,353	*	Monster Beverage Corp	19,731,706
		TOTAL FOOD, BEVERAGE & TOBACCO	71,144,801
10

TIAA-CREF FUNDS - Large-Cap Growth Fund

SHARES		COMPANY	VALUE

HEALTH CARE EQUIPMENT & SERVICES - 5.8%
709,949		Abbott Laboratories	$48,943,884
517,602	*	Cerner Corp	29,648,243
369,226	*	Edwards Lifesciences Corp	54,497,758
223,690	*	Intuitive Surgical, Inc	116,582,754
284,679		Stryker Corp	46,180,627
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	295,853,266

HOUSEHOLD & PERSONAL PRODUCTS - 1.0%
594,405		Procter & Gamble Co	52,711,835
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	52,711,835

MATERIALS - 2.2%
122,499		International Flavors & Fragrances, Inc	17,720,705
163,503	*	Linde plc	27,054,842
174,591		Sherwin-Williams Co	68,696,321
		TOTAL MATERIALS	113,471,868

MEDIA & ENTERTAINMENT - 15.7%
1,019,447		Activision Blizzard, Inc	70,392,815
150,654	*	Alphabet, Inc (Class A)	164,300,239
175,415	*	Alphabet, Inc (Class C)	188,881,610
1,046,478	*	Facebook, Inc	158,844,896
244,724	*	IAC/InterActiveCorp	48,110,291
250,280	*	NetFlix, Inc	75,529,499
1,419,151	*	Twitter, Inc	49,315,497
479,787		Walt Disney Co	55,093,941
		TOTAL MEDIA & ENTERTAINMENT	810,468,788

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.0%
20,661	*	Alexion Pharmaceuticals, Inc	2,315,478
126,103	*	BioMarin Pharmaceutical, Inc	11,622,914
480,726		Eli Lilly & Co	52,129,927
1,080,983		Gilead Sciences, Inc	73,701,421
172,598	*	Illumina, Inc	53,703,868
265,310	*	Jazz Pharmaceuticals plc	42,136,534
390,995		Johnson & Johnson	54,735,390
165,660		Lonza Group AG.	52,090,032
37,240	*	Sarepta Therapeutics, Inc	4,981,222
774,668		Schering-Plough Corp	57,023,312
283,029	*	TESARO, Inc	8,173,878
74,431	*	Vertex Pharmaceuticals, Inc	12,613,077
448,418		Zoetis, Inc	40,424,883
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	465,651,936

RETAILING - 11.5%
70,950	*	Alibaba Group Holding Ltd (ADR)	10,094,766
171,986	*	Amazon.com, Inc	274,835,348
985,350	*	eBay, Inc	28,604,710
611,920		Expedia, Inc	76,753,126
11

TIAA-CREF FUNDS - Large-Cap Growth Fund

SHARES		COMPANY	VALUE

154,419	*,n	GrubHub, Inc	$14,320,818
443,999		Home Depot, Inc	78,090,544
73,498		Kering	32,669,012
550,384		Kohl’s Corp	41,680,580
132,632	*	Ulta Beauty, Inc	36,410,137
		TOTAL RETAILING	593,459,041

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.4%
584,577	*	Advanced Micro Devices, Inc	10,645,147
252,294		NVIDIA Corp	53,191,144
103,373		Texas Instruments, Inc	9,596,116
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	73,432,407

SOFTWARE & SERVICES - 26.6%
517,223	*	Adobe, Inc	127,112,724
157,519	*	Akamai Technologies, Inc	11,380,748
796,704		Automatic Data Processing, Inc	114,789,112
217,443	*	Gartner, Inc	32,077,191
347,028	*	GoDaddy, Inc	25,392,039
683,560		Intuit, Inc	144,231,160
889,276		MasterCard, Inc (Class A)	175,783,187
2,970,800		Microsoft Corp	317,311,148
1,161,989	*	PayPal Holdings, Inc	97,827,854
1,004,125	*	salesforce.com, Inc	137,806,115
274,802	*	ServiceNow, Inc	49,750,154
132,195	*,n	Square, Inc	9,709,723
75		TiVo Corp	825
922,915		Visa, Inc (Class A)	127,223,833
		TOTAL SOFTWARE & SERVICES	1,370,395,813

TECHNOLOGY HARDWARE & EQUIPMENT - 6.3%
698,291	n	Apple, Inc	152,827,968
2,333,808		Cisco Systems, Inc	106,771,716
389,343		Motorola, Inc	47,717,878
248,235		TE Connectivity Ltd	18,721,884
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	326,039,446

TELECOMMUNICATION SERVICES - 1.8%
1,135,701		Softbank Corp	89,877,999
		TOTAL TELECOMMUNICATION SERVICES	89,877,999

TRANSPORTATION - 0.9%
216,786		FedEx Corp	47,766,627
		TOTAL TRANSPORTATION	47,766,627

		TOTAL COMMON STOCKS	5,073,401,947
		(Cost $3,390,063,925)
12

TIAA-CREF FUNDS - Large-Cap Growth Fund

PRINCIPAL	ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 1.2%

GOVERNMENT AGENCY DEBT - 0.4%
$22,950,000	Federal Home Loan Bank (FHLB)	2.050%	11/01/18	$22,950,000
	TOTAL GOVERNMENT AGENCY DEBT			22,950,000

TREASURY DEBT - 0.8%
11,050,000	United States Treasury Bill	2.101	11/01/18	11,050,000
26,180,000	United States Treasury Bill	2.131	11/08/18	26,169,303
	TOTAL TREASURY DEBT			37,219,303

	TOTAL SHORT-TERM INVESTMENTS			60,169,303
	(Cost $60,169,157)
	TOTAL INVESTMENTS - 99.7%			5,133,571,250
	(Cost $3,450,233,082)
	OTHER ASSETS & LIABILITIES, NET - 0.3%			16,293,479
	NET ASSETS - 100.0%			$5,149,864,729

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

Written options outstanding as of October 31, 2018 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
GrubHub, Inc, Put	253	$(50,093)	$80.00	12/21/18	$(59,455)
Square, Inc, Call	355	(292,161)	100.00	12/21/18	(25,915)
Square, Inc, Put	355	(86,974)	80.00	12/21/18	(350,385)
Tesla, Inc, Put	81	(39,528)	260.00	11/16/18	(12,312)
Total	1,044	$(468,756)			$(448,067)
13

TIAA-CREF FUNDS - Large-Cap Value Fund

TIAA-CREF FUNDS

LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.8%

AUTOMOBILES & COMPONENTS - 1.2%
2,078,498		General Motors Co	$76,052,242
		TOTAL AUTOMOBILES & COMPONENTS	76,052,242

BANKS - 11.3%
7,607,700		Bank of America Corp	209,211,750
1,804,187		Citigroup, Inc	118,102,081
514,995		Citizens Financial Group, Inc	19,235,063
207,240		Comerica, Inc	16,902,494
592,001		Fifth Third Bancorp	15,978,107
1,420,953		Huntington Bancshares, Inc	20,362,257
923,366		JPMorgan Chase & Co	100,665,361
95,588		PNC Financial Services Group, Inc	12,282,102
2,061,228		Regions Financial Corp	34,979,039
2,414,041		Wells Fargo & Co	128,499,403
721,093		Zions Bancorporation	33,927,426
		TOTAL BANKS	710,145,083

CAPITAL GOODS - 5.9%
1,430,965		Arconic, Inc	29,091,519
18,583,263	*	Bombardier, Inc	45,030,657
573,128	*	Colfax Corp	16,064,778
679,230		Eaton Corp	48,680,414
457,787	*	Evoqua Water Technologies Corp	4,394,755
434,095		Fortive Corp	32,231,554
7,866,286		General Electric Co	79,449,489
754,876		GrafTech International Ltd	13,497,183
149,888	*	Herc Holdings, Inc	4,805,409
290,507		Johnson Controls International plc	9,287,509
116,313	*	SPX Corp	3,410,297
669,371	*	SPX FLOW, Inc	22,912,569
1,776,942		Triumph Group, Inc	32,429,192
210,964		United Technologies Corp	26,203,838
		TOTAL CAPITAL GOODS	367,489,163

CONSUMER DURABLES & APPAREL - 2.3%
3,143,300		Cyrela Brazil Realty S.A.	12,331,635
1,728,992	e	Hanesbrands, Inc	29,669,503
926,739		Lennar Corp (Class A)	39,831,242
1,624,419		Newell Rubbermaid, Inc	25,795,774
1,483,630	*,e	Under Armour, Inc (Class A)	32,803,059
		TOTAL CONSUMER DURABLES & APPAREL	140,431,213
14

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

CONSUMER SERVICES - 2.6%
2,865,464		Arcos Dorados Holdings, Inc	$20,659,995
466,883		Carnival Corp	26,164,123
719,995		Extended Stay America, Inc	11,721,519
143,978		International Game Technology plc	2,670,792
1,454,262		Melco Crown Entertainment Ltd (ADR)	24,184,377
1,163,983		Red Rock Resorts, Inc	26,934,567
621,168		Restaurant Brands International, Inc	34,021,371
161,933		Wynn Resorts Ltd	16,290,460
		TOTAL CONSUMER SERVICES	162,647,204

DIVERSIFIED FINANCIALS - 5.5%
208,229		American Express Co	21,391,365
1,394,597		AXA Equitable Holdings, Inc	28,296,373
161,045		Bank of New York Mellon Corp	7,622,260
857,661		Blackstone Group LP	27,753,910
340,758		Capital One Financial Corp	30,429,690
693,857	*	E*TRADE Financial Corp	34,290,413
470,625		Goldman Sachs Group, Inc	106,064,756
710,223		Morgan Stanley	32,428,782
476,111		State Street Corp	32,732,631
782,399		Synchrony Financial	22,595,683
		TOTAL DIVERSIFIED FINANCIALS	343,605,863

ENERGY - 10.8%
195,152		Anadarko Petroleum Corp	10,382,087
293,560		Apache Corp	11,105,375
205,579		Arch Coal, Inc	19,715,026
5,454,129		Cenovus Energy, Inc	46,141,931
650,332		Chevron Corp	72,609,568
267,668	*	Concho Resources, Inc	37,229,942
1,417,736		Devon Energy Corp	45,934,646
7,611		Diamondback Energy, Inc	855,172
430,822		EOG Resources, Inc	45,382,790
1,110,206		Exxon Mobil Corp	88,461,214
1,318,780	*	Matador Resources Co	38,033,615
1,687,204		Nabors Industries Ltd	8,385,404
316,980		National Oilwell Varco, Inc	11,664,864
301,454		Occidental Petroleum Corp	20,218,520
3,291,951	*	Parsley Energy, Inc	77,097,492
1,293,612		Plains All American Pipeline LP	28,161,933
459,057		Plains GP Holdings LP	9,810,048
278,222	e	RPC, Inc	4,139,943
1,226,396		TechnipFMC plc (Euro OTC)	32,254,215
1,633,880	*,e	Transocean Ltd (NYSE)	17,989,019
1,518,242		Williams Cos, Inc	36,938,828
641,776	*	WPX Energy, Inc	10,294,087
		TOTAL ENERGY	672,805,719

FOOD & STAPLES RETAILING - 1.1%
683,994		Walmart, Inc	68,590,918
		TOTAL FOOD & STAPLES RETAILING	68,590,918
15

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

FOOD, BEVERAGE & TOBACCO - 4.6%
407,624		Bunge Ltd	$25,191,163
681,469		General Mills, Inc	29,848,342
1,815,930		Kraft Heinz Co	99,821,672
51,527		Molson Coors Brewing Co (Class B)	3,297,728
1,098,413		Mondelez International, Inc	46,111,378
965,059		Philip Morris International, Inc	84,992,746
		TOTAL FOOD, BEVERAGE & TOBACCO	289,263,029

HEALTH CARE EQUIPMENT & SERVICES - 4.6%
40,469		Anthem, Inc	11,152,042
78,527		Baxter International, Inc	4,908,723
1,580,240		CVS Health Corp	114,393,574
298,329		McKesson Corp	37,219,526
222,013		Medtronic plc	19,941,208
380,402	*	Molina Healthcare, Inc	48,223,561
457,372		Zimmer Biomet Holdings, Inc	51,952,885
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	287,791,519

HOUSEHOLD & PERSONAL PRODUCTS - 1.6%
1,111,662		Procter & Gamble Co	98,582,186
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	98,582,186

INSURANCE - 4.7%
1,219,633		American International Group, Inc	50,358,646
433,556	*	Athene Holding Ltd	19,822,180
144,982	*	Berkshire Hathaway, Inc (Class B)	29,761,905
199,213		Chubb Ltd	24,883,696
300,294		Hartford Financial Services Group, Inc	13,639,354
975,778		Manulife Financial Corp	15,339,230
1,790,403		Metlife, Inc	73,746,700
4,291,100		Ping An Insurance Group Co of China Ltd	40,568,180
237,918		Prudential Financial, Inc	22,311,950
		TOTAL INSURANCE	290,431,841

MATERIALS - 4.6%
263,063		Ashland Global Holdings, Inc	19,461,401
168,210	*	Berry Plastics Group, Inc	7,337,320
491,326	*	Crown Holdings, Inc	20,778,177
1,338,339		DowDuPont, Inc	72,163,239
2,536,114		First Quantum Minerals Ltd	25,313,941
1,775,116		Freeport-McMoRan Copper & Gold, Inc (Class B)	20,680,101
3,867,249		Glencore Xstrata plc	15,738,386
1,268,815		Louisiana-Pacific Corp	27,622,103
669,922		Olin Corp	13,532,424
1,621,656		Tronox Ltd	18,567,961
694,915		WR Grace and Co	45,023,543
		TOTAL MATERIALS	286,218,596
16

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

MEDIA & ENTERTAINMENT - 3.4%
2,054,471		Comcast Corp (Class A)	$78,357,524
911,862	*	DISH Network Corp (Class A)	28,030,638
2,505,369	*	Pandora Media, Inc	21,295,637
506,006		Walt Disney Co	58,104,669
6,084,210	*	Zynga, Inc	22,146,524
		TOTAL MEDIA & ENTERTAINMENT	207,934,992

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 10.5%
698,014		Allergan plc	110,293,192
151,309	*	Biogen Idec, Inc	46,038,790
214,077		Bristol-Myers Squibb Co	10,819,452
1,277,950		Gilead Sciences, Inc	87,130,631
405,987		Johnson & Johnson	56,834,120
466,220	*	Mylan NV	14,569,375
181,432		PerkinElmer, Inc	15,690,239
3,305,717		Pfizer, Inc	142,344,174
691,541		Sanofi-Aventis S.A. (ADR)	30,925,714
820,153		Schering-Plough Corp	60,371,462
506,632	*,e	TESARO, Inc	14,631,532
2,988,587		Teva Pharmaceutical Industries Ltd (ADR)	59,711,968
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	649,360,649

REAL ESTATE - 0.1%
41,686		AvalonBay Communities, Inc	7,310,891
		TOTAL REAL ESTATE	7,310,891

RETAILING - 2.0%
882,828		Bed Bath & Beyond, Inc	12,130,057
237,341	*	Dollar Tree, Inc	20,007,846
889,415	*	eBay, Inc	25,819,717
343,003		Expedia, Inc	43,022,866
3,286,088	*	Groupon, Inc	10,745,508
9,848,000	*	Hengdeli Holdings Ltd	409,296
2,489,101		Via Varejo S.A.	11,283,390
		TOTAL RETAILING	123,418,680

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.0%
1,725,565	*	Advanced Micro Devices, Inc	31,422,539
969,337	*	Cree, Inc	37,629,663
1,724,996		Intel Corp	80,867,812
1,780,171		Marvell Technology Group Ltd	29,212,606
139,309	*	Mellanox Technologies Ltd	11,798,079
189,578		NXP Semiconductors NV	14,216,454
707,356		QUALCOMM, Inc	44,485,619
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	249,632,772

SOFTWARE & SERVICES - 2.7%
418,806	*	GreenSky, Inc	5,519,863
215,278		International Business Machines Corp	24,849,539
95,330	*	MicroStrategy, Inc (Class A)	12,008,720
750,755		Oracle Corp	36,666,874
298,408	*	Proofpoint, Inc	27,140,208
17

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

1,612,564	*	Teradata Corp	$58,697,330
		TOTAL SOFTWARE & SERVICES	164,882,534

TECHNOLOGY HARDWARE & EQUIPMENT - 5.3%
3,071,085		Cisco Systems, Inc	140,502,139
1,089,416		Corning, Inc	34,806,841
577,174		Hewlett Packard Enterprise Co	8,801,904
1,411,702		Juniper Networks, Inc	41,320,517
374,223	*	Lumentum Holdings, Inc	20,451,287
147,303		Murata Manufacturing Co Ltd	22,925,534
4,817,255	e	Nokia Corp	27,072,973
1,284,630		Xerox Corp	35,802,638
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	331,683,833

TELECOMMUNICATION SERVICES - 4.5%
2,790,822		AT&T, Inc	85,622,419
1,618,622		CenturyLink, Inc	33,408,358
1,025,472		Telephone & Data Systems, Inc	31,615,302
2,273,557		Verizon Communications, Inc	129,797,369
		TOTAL TELECOMMUNICATION SERVICES	280,443,448

TRANSPORTATION - 2.3%
1,418,435		American Airlines Group, Inc	49,758,700
726,667	*,†,b,m	AMR Corporation	7,267
468,094	*	Kirby Corp	33,674,682
1,402,014		Knight-Swift Transportation Holdings, Inc	44,864,448
319,014		Southwest Airlines Co	15,663,587
		TOTAL TRANSPORTATION	143,968,684

UTILITIES - 3.2%
208,250		Duke Energy Corp	17,207,698
113,520		Edison International	7,877,153
325,958		Entergy Corp	27,364,174
406,548		Exelon Corp	17,810,868
2,289,798		FirstEnergy Corp	85,363,669
472,253	*	PG&E Corp	22,106,163
156,860		Pinnacle West Capital Corp	12,901,735
84,769		Sempra Energy	9,334,762
		TOTAL UTILITIES	199,966,222

		TOTAL COMMON STOCKS	6,152,657,281
		(Cost $5,610,463,361)

SHORT-TERM INVESTMENTS - 1.3%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.3%
82,306,748	c	State Street Navigator Securities Lending Government Money Market Portfolio	82,306,748
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	82,306,748

		TOTAL SHORT-TERM INVESTMENTS	82,306,748
		(Cost $82,306,748)
18

TIAA-CREF FUNDS - Large-Cap Value Fund

VALUE

TOTAL INVESTMENTS - 100.1%	$6,234,964,029
(Cost $5,692,770,109)
OTHER ASSETS & LIABILITIES, NET - (0.1)%	(10,650,604)
NET ASSETS - 100.0%	$6,224,313,425

Abbreviation(s):
ADR American Depositary Receipt
OTC Over The Counter

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
b	In bankruptcy
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $67,993,445.
m	Indicates a security that has been deemed illiquid.
19

TIAA-CREF FUNDS - Mid-Cap Growth Fund

TIAA-CREF FUNDS

MID-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.4%

AUTOMOBILES & COMPONENTS - 1.2%
213,651		Delphi Automotive plc	$16,408,397
		TOTAL AUTOMOBILES & COMPONENTS	16,408,397

BANKS - 2.0%
271,892		Citizens Financial Group, Inc	10,155,166
67,962		Comerica, Inc	5,542,981
51,203	*	SVB Financial Group	12,146,888
		TOTAL BANKS	27,845,035

CAPITAL GOODS - 12.6%
269,705		BWX Technologies, Inc	15,766,954
403,560		Fastenal Co	20,747,020
309,161		Fortive Corp	22,955,204
116,774		Harris Corp	17,365,462
196,910		Ingersoll-Rand plc	18,891,545
203,000		ITT, Inc	10,251,500
400,528		Masco Corp	12,015,840
114,965		Owens Corning, Inc	5,434,396
41,984		Rockwell Automation, Inc	6,916,024
37,421		Roper Industries, Inc	10,586,401
47,729	*	TransDigm Group, Inc	15,762,502
50,771		W.W. Grainger, Inc	14,417,441
		TOTAL CAPITAL GOODS	171,110,289

COMMERCIAL & PROFESSIONAL SERVICES - 0.9%
165,537		Waste Connections, Inc	12,653,648
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	12,653,648

CONSUMER DURABLES & APPAREL - 2.5%
172,973		BRP, Inc	6,960,433
50,000	*	Lululemon Athletica, Inc	7,036,500
204,934		Tapestry, Inc	8,670,758
152,260		VF Corp	12,619,309
		TOTAL CONSUMER DURABLES & APPAREL	35,287,000

CONSUMER SERVICES - 3.6%
480,818		Melco Crown Entertainment Ltd (ADR)	7,996,003
188,521	*	Penn National Gaming, Inc	4,577,290
203,028	*	Planet Fitness, Inc	9,966,645
205,627		Restaurant Brands International, Inc	11,262,191
146,655		Wynn Resorts Ltd	14,753,493
		TOTAL CONSUMER SERVICES	48,555,622
20

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

DIVERSIFIED FINANCIALS - 5.0%
140,530		Evercore Partners, Inc (Class A)	$11,479,896
272,672	n	iShares Russell Midcap Growth Index Fund	33,306,885
303,887		Lazard Ltd (Class A)	12,076,469
263,740		Voya Financial, Inc	11,541,262
		TOTAL DIVERSIFIED FINANCIALS	68,404,512

ENERGY - 2.3%
72,036		Diamondback Energy, Inc	8,093,965
119,546		Oneok, Inc	7,842,218
637,367	*	Parsley Energy, Inc	14,927,135
		TOTAL ENERGY	30,863,318

HEALTH CARE EQUIPMENT & SERVICES - 5.8%
25,390	*,n	Abiomed, Inc	8,663,068
26,400	*	Align Technology, Inc	5,839,680
87,300		AmerisourceBergen Corp	7,682,400
111,078	*	Centene Corp	14,475,685
202,025	*	Edwards Lifesciences Corp	29,818,890
15,911	*	Guardant Health, Inc	532,700
89,365	*	Insulet Corp	7,882,887
51,212	*	Teladoc, Inc	3,551,040
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	78,446,350

HOUSEHOLD & PERSONAL PRODUCTS - 0.4%
100,000		Church & Dwight Co, Inc	5,937,000
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	5,937,000

INSURANCE - 1.5%
183,812	*	Athene Holding Ltd	8,403,884
460,330	*,e	Trupanion, Inc	11,627,936
		TOTAL INSURANCE	20,031,820

MATERIALS - 5.0%
276,971	*	Berry Plastics Group, Inc	12,081,475
339,785	*	Crown Holdings, Inc	14,369,508
190,931		International Paper Co	8,660,630
445,246		Olin Corp	8,993,969
600,223		Tronox Ltd	6,872,554
172,560		Vulcan Materials Co	17,452,718
		TOTAL MATERIALS	68,430,854

MEDIA & ENTERTAINMENT - 6.5%
566,484	*,e	ANGI Homeservices, Inc	10,842,504
175,080		CBS Corp (Class B)	10,040,838
94,705	*	IAC/InterActiveCorp	18,618,056
65,847	*	Spotify Technology S.A.	9,856,637
91,264	*	Take-Two Interactive Software, Inc	11,761,192
191,194	*,n	Twitter, Inc	6,643,991
128,426		World Wrestling Entertainment, Inc (Class A)	9,322,443
21

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

3,149,829	*	Zynga, Inc	$11,465,378
		TOTAL MEDIA & ENTERTAINMENT	88,551,039

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.9%
38,477	*,e	Allogene Therapeutics, Inc	923,833
190,007	*	BioMarin Pharmaceutical, Inc	17,512,945
608,023	*	Coherus Biosciences, Inc	7,107,789
174,103	*	Exact Sciences Corp	12,370,018
125,386	*	Jazz Pharmaceuticals plc	19,913,805
330,738	*,e	TESARO, Inc	9,551,713
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	67,380,103

RETAILING - 11.2%
81,312	*	Burlington Stores, Inc	13,944,195
200,583	*	CarMax, Inc	13,621,591
123,530		Expedia, Inc	15,494,368
638,528	*	Farfetch Ltd	13,115,365
108,071	*,n	GrubHub, Inc	10,022,505
67,666	*	O’Reilly Automotive, Inc	21,703,869
272,607		Ross Stores, Inc	26,988,093
93,011		Tiffany & Co	10,352,124
142,240		Tractor Supply Co	13,070,434
51,173	*	Ulta Beauty, Inc	14,048,012
		TOTAL RETAILING	152,360,556

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.0%
461,816	*	Advanced Micro Devices, Inc	8,409,669
200,000	*	Cree, Inc	7,764,000
206,463	e	Microchip Technology, Inc	13,581,136
124,043		Xilinx, Inc	10,589,551
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	40,344,356

SOFTWARE & SERVICES - 23.2%
62,940	*	Autodesk, Inc	8,134,995
73,588	*	Dell Technologies, Inc-VMware Inc	6,651,619
166,786		DXC Technology Co	12,147,024
113,544	*	EPAM Systems, Inc	13,565,102
135,865		Fidelity National Information Services, Inc	14,143,546
306,223	*	First Data Corp	5,738,619
104,328	*	FleetCor Technologies, Inc	20,868,730
86,334	*	Gartner, Inc	12,735,992
370,154	*,e	GDS Holdings Ltd (ADR)	8,687,514
94,094		Global Payments, Inc	10,748,358
205,170	*	GoDaddy, Inc	15,012,289
514,452	*	GreenSky, Inc	6,780,477
67,998	*	Guidewire Software, Inc	6,049,782
54,843	*	HubSpot, Inc	7,439,453
48,094	*	New Relic, Inc	4,292,389
298,946	*	Nutanix, Inc	12,409,248
68,688	*	Okta, Inc	4,008,632
155,310	*	Proofpoint, Inc	14,125,444
155,036	*	PTC, Inc	12,776,517
22

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

214,281	*	RealPage, Inc	$11,356,893
79,679	*,n	Red Hat, Inc	13,676,104
125,755	*	RingCentral, Inc	9,774,936
139,901	*	SendGrid, Inc	5,081,204
166,340	*,n	ServiceNow, Inc	30,114,194
55,830	*	Shopify, Inc (Class A)	7,712,915
60,910	*	Square, Inc	4,473,840
111,111		Total System Services, Inc	10,127,768
152,657	*	Worldpay, Inc	14,020,019
79,001	*	Zendesk, Inc	4,342,685
239,924	*	Zscaler, Inc	8,706,842
		TOTAL SOFTWARE & SERVICES	315,703,130

TECHNOLOGY HARDWARE & EQUIPMENT - 5.9%
250,389		Amphenol Corp (Class A)	22,409,816
43,944	*,n	Arista Networks, Inc	10,122,500
214,000	*	Lumentum Holdings, Inc	11,695,100
112,781		Motorola, Inc	13,822,439
86,649	*	Palo Alto Networks, Inc	15,860,233
192,365	*	Trimble Navigation Ltd	7,190,604
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	81,100,692

TRANSPORTATION - 1.9%
169,748		JB Hunt Transport Services, Inc	18,775,826
99,397	*	Kirby Corp	7,150,620
		TOTAL TRANSPORTATION	25,926,446

		TOTAL COMMON STOCKS	1,355,340,167
		(Cost $1,177,964,927)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 3.6%

GOVERNMENT AGENCY DEBT - 0.0%
$50,000		Federal Home Loan Bank (FHLB)	2.052%	11/01/18	50,000
		TOTAL GOVERNMENT AGENCY DEBT			50,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 3.6%
48,730,475	c	State Street Navigator Securities Lending Government Money Market Portfolio			48,730,475
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			48,730,475

		TOTAL SHORT-TERM INVESTMENTS			48,780,475
		(Cost $48,780,475)
		TOTAL INVESTMENTS - 103.0%			1,404,120,642
		(Cost $1,226,745,402)
		OTHER ASSETS & LIABILITIES, NET - (3.0)%			(40,694,156)
		NET ASSETS - 100.0%			$1,363,426,486
23

TIAA-CREF FUNDS - Mid-Cap Growth Fund

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $35,656,896.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

Written options outstanding as of October 31, 2018 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Abiomed, Inc, Call	90	$(181,618)	$350	11/16/18	$(181,618)
Abiomed, Inc, Put	90	(125,818)	330	11/16/18	(125,818)
Arista Networks, Inc, Call	150	(335,678)	320.00	12/21/18	(7,875)
Arista Networks, Inc, Put	150	(110,454)	260.00	12/21/18	(476,250)
Arista Networks, Inc, Put	150	(233,146)	290.00	12/21/18	(828,750)
GrubHub, Inc, Call	700	(763,739)	130.00	12/21/18	(27,300)
Red Hat, Inc, Put	325	(169,381)	130.00	12/21/18	(3,250)
Tableau Software, Inc, Put	430	(175,438)	99.00	11/09/18	(151,575)
Twitter, Inc, Put	940	(294,216)	30.00	12/21/18	(83,660)
Total	3,025	$(2,389,488)			$(1,886,096)
24

TIAA-CREF FUNDS - Mid-Cap Value Fund

TIAA-CREF FUNDS

MID-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.5%

AUTOMOBILES & COMPONENTS - 1.1%
169,760		Delphi Automotive plc	$13,037,568
58,311		Delphi Technologies plc	1,250,188
107,221		Lear Corp	14,249,671
142,883		Magna International, Inc (Class A)	7,035,559
54,491	*	Visteon Corp	4,306,968
		TOTAL AUTOMOBILES & COMPONENTS	39,879,954

BANKS - 7.9%
179,781		Chemical Financial Corp	8,424,538
160,858		CIT Group, Inc	7,621,452
414,626		Citizens Financial Group, Inc	15,486,281
435,356		Comerica, Inc	35,507,636
411,799		East West Bancorp, Inc	21,594,740
192,706		First Republic Bank	17,534,319
758,214		Hilltop Holdings, Inc	15,088,459
2,200,355		Huntington Bancshares, Inc	31,531,087
678,481		Keycorp	12,321,215
119,698		M&T Bank Corp	19,799,246
598,381		Regions Financial Corp	10,154,525
525,026		SunTrust Banks, Inc	32,898,129
341,122		Synovus Financial Corp	12,812,542
67,883		TCF Financial Corp	1,417,397
89,548		Wintrust Financial Corp	6,818,185
615,344		Zions Bancorporation	28,951,935
		TOTAL BANKS	277,961,686

CAPITAL GOODS - 8.5%
217,519	*	AerCap Holdings NV	10,893,351
1,037,120	e	CNH Industrial NV (NYSE)	10,775,677
143,694		Crane Co	12,507,126
138,110		Cummins, Inc	18,878,256
541,530	*	Evoqua Water Technologies Corp	5,198,688
196,582		Fluor Corp	8,622,087
277,986		Hexcel Corp	16,267,741
96,859		Hubbell, Inc	9,850,560
286,621		Ingersoll-Rand plc	27,498,419
607,834		ITT, Inc	30,695,617
101,118	*	JELD-WEN Holding, Inc	1,644,179
721,494		KBR, Inc	14,271,151
232,334		L3 Technologies, Inc	44,020,323
375,572		Masco Corp	11,267,160
72,455	*	Masonite International Corp	4,013,282
241,410	*	SPX FLOW, Inc	8,263,464
69,184		Stanley Works	8,061,320
25

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

756,272		Textron, Inc	$40,558,867
89,516	*	WABCO Holdings, Inc	9,618,494
		TOTAL CAPITAL GOODS	292,905,762

COMMERCIAL & PROFESSIONAL SERVICES - 1.0%
193,935		Korn/Ferry International	8,754,226
378,135		Republic Services, Inc	27,482,852
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	36,237,078

CONSUMER DURABLES & APPAREL - 2.5%
630,227		Hanesbrands, Inc	10,814,695
249,924	*,e	Mattel, Inc	3,393,968
269,542	*	Michael Kors Holdings Ltd	14,935,322
123,543	*	Mohawk Industries, Inc	15,409,519
319,373		Newell Rubbermaid, Inc	5,071,643
5,852	*	NVR, Inc	13,102,804
163,918		Sony Corp	8,870,705
119,049		Steven Madden Ltd	3,722,662
223,014	*,e	Tempur Sealy International, Inc	10,305,477
		TOTAL CONSUMER DURABLES & APPAREL	85,626,795

CONSUMER SERVICES - 0.6%
179,170		ARAMARK Holdings Corp	6,435,786
100,834	*	Red Robin Gourmet Burgers, Inc	3,045,187
134,624		Wyndham Hotels & Resorts, Inc	6,635,617
134,624		Wyndham Worldwide Corp	4,830,309
		TOTAL CONSUMER SERVICES	20,946,899

DIVERSIFIED FINANCIALS - 4.4%
245,141		Ameriprise Financial, Inc	31,191,741
256,970		Blackstone Group LP	8,315,549
214,854		Blackstone Mortgage Trust, Inc	7,249,174
707,665	*	E*TRADE Financial Corp	34,972,804
153,836		Lazard Ltd (Class A)	6,113,442
679,347		MFA Mortgage Investments, Inc	4,707,875
282,166		Raymond James Financial, Inc	21,639,311
387,678		Synchrony Financial	11,196,141
636,898		Voya Financial, Inc	27,870,656
		TOTAL DIVERSIFIED FINANCIALS	153,256,693

ENERGY - 8.8%
137,501		Anadarko Petroleum Corp	7,315,053
122,422		Arch Coal, Inc	11,740,270
316,148		Baker Hughes a GE Co	8,437,990
324,807	*	Callon Petroleum Co	3,238,326
984,418		Capital Product Partners LP	2,716,994
48,503		Cimarex Energy Co	3,854,533
256,937	*	Concho Resources, Inc	35,737,368
368,439	*	Continental Resources, Inc	19,409,366
129,127		Diamondback Energy, Inc	14,508,710
100,150	*	Dril-Quip, Inc	4,262,384
189,074	*	Energen Corp	13,607,656
26

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

106,854		EQT Corp	$3,629,830
247,252		Hess Corp	14,192,265
137,702		HollyFrontier Corp	9,286,623
594,014		Marathon Petroleum Corp	41,848,286
397,527	*	Matador Resources Co	11,464,679
149,130	*	Oceaneering International, Inc	2,824,522
607,805	*	Parsley Energy, Inc	14,234,793
472,995		Patterson-UTI Energy, Inc	7,870,637
34,534		Pioneer Natural Resources Co	5,085,822
282,633		Plains All American Pipeline LP	6,152,920
369,019	*	Rowan Cos plc	5,871,092
91,620		Targa Resources Investments, Inc	4,734,005
218,562		TechnipFMC plc (Euro OTC)	5,748,181
917,460	*,e	Transocean Ltd (NYSE)	10,101,235
24,921		Valero Energy Corp	2,270,054
882,318		Williams Cos, Inc	21,466,797
957,925	*	WPX Energy, Inc	15,365,117
		TOTAL ENERGY	306,975,508

FOOD, BEVERAGE & TOBACCO - 4.0%
74,786		British American Tobacco plc (ADR)	3,245,712
715,495		Bunge Ltd	44,217,591
830,334		ConAgra Brands, Inc	29,559,892
707,639	e	Cott Corp	10,642,890
133,438		Lamb Weston Holdings, Inc	10,429,514
211,662		Molson Coors Brewing Co (Class B)	13,546,368
142,552	*	Post Holdings, Inc	12,604,448
240,304		Tyson Foods, Inc (Class A)	14,399,016
		TOTAL FOOD, BEVERAGE & TOBACCO	138,645,431

HEALTH CARE EQUIPMENT & SERVICES - 3.8%
150,298	*	Boston Scientific Corp	5,431,769
164,658		Cardinal Health, Inc	8,331,695
206,295	*	Centene Corp	26,884,364
79,364		Encompass Health Corp	5,341,197
95,280		Humana, Inc	30,528,665
61,108	*	WellCare Health Plans, Inc	16,865,197
337,430		Zimmer Biomet Holdings, Inc	38,328,674
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	131,711,561

INSURANCE - 5.3%
18,691		Alleghany Corp	11,227,310
374,663	*	Arch Capital Group Ltd	10,629,189
242,145		Argo Group International Holdings Ltd	14,918,553
348,684	*	Athene Holding Ltd	15,941,832
300,131		Axis Capital Holdings Ltd	16,744,309
139,689		Chubb Ltd	17,448,553
48,121		Everest Re Group Ltd	10,483,641
509,028		Hartford Financial Services Group, Inc	23,120,052
331,017		Lincoln National Corp	19,923,913
150,298		Marsh & McLennan Cos, Inc	12,737,756
27

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

278,268		Principal Financial Group	$13,098,075
234,279		ProAssurance Corp	10,289,534
55,714		RenaissanceRe Holdings Ltd	6,806,022
		TOTAL INSURANCE	183,368,739

MATERIALS - 6.4%
431,196		Ashland Global Holdings, Inc	31,899,880
323,088		CF Industries Holdings, Inc	15,517,917
171,784	*	Clearwater Paper Corp	4,146,866
286,048	*	Ferro Corp	4,845,653
953,836		First Quantum Minerals Ltd	9,520,608
1,606,946		Freeport-McMoRan Copper & Gold, Inc (Class B)	18,720,921
307,626	*	GCP Applied Technologies, Inc	7,989,047
235,024		Newmont Mining Corp	7,266,942
180,548		Nutrien Ltd	9,556,406
971,833		Olin Corp	19,631,027
65,706		Schweitzer-Mauduit International, Inc	2,097,335
526,407		Steel Dynamics, Inc	20,845,717
988,972		Tronox Ltd	11,323,729
309,701		Valvoline, Inc	6,169,244
195,322		Westlake Chemical Corp	13,926,459
64,010		WestRock Co	2,750,510
539,451		WR Grace and Co	34,951,030
		TOTAL MATERIALS	221,159,291

MEDIA & ENTERTAINMENT - 2.1%
516,005		Altice USA, Inc	8,416,042
165,707		CBS Corp (Class B)	9,503,296
48,999	*	DISH Network Corp (Class A)	1,506,229
88,623	*	IAC/InterActiveCorp	17,422,396
704,655		Interpublic Group of Cos, Inc	16,319,810
1,749,573	*	MDC Partners, Inc	4,321,445
886,019	*	Pandora Media, Inc	7,531,162
277,394		Viacom, Inc (Class B)	8,871,060
		TOTAL MEDIA & ENTERTAINMENT	73,891,440

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.3%
542,498		Agilent Technologies, Inc	35,148,445
75,826	*	Jazz Pharmaceuticals plc	12,042,685
56,549		Lonza Group AG.	17,781,234
876,371	*	Mylan NV	27,386,594
83,174		PerkinElmer, Inc	7,192,888
230,890	*	Prestige Brands Holdings, Inc	8,348,982
391,067		Teva Pharmaceutical Industries Ltd (ADR)	7,813,519
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	115,714,347

REAL ESTATE - 11.2%
262,005		American Assets Trust, Inc	10,050,512
269,340		American Campus Communities, Inc	10,641,624
206,305		AvalonBay Communities, Inc	36,181,771
218,182		Boston Properties, Inc	26,347,658
159,994		Brookfield Property REIT, Inc	3,086,284
28

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

252,803		Camden Property Trust	$22,820,527
146,214		Corporate Office Properties Trust	3,778,170
1,529,094		Cousins Properties, Inc	12,706,771
417,012		Equity Commonwealth	12,418,617
212,845		Gaming and Leisure Properties, Inc	7,170,748
757,353		HCP, Inc	20,865,075
1,002,565		Host Marriott Corp	19,159,017
160,119	e	iShares Dow Jones US Real Estate Index Fund	12,506,895
340,381		Kennedy-Wilson Holdings, Inc	6,460,431
272,312		Kimco Realty Corp	4,381,500
259,255		Mid-America Apartment Communities, Inc	25,331,806
580,390		Monmouth Real Estate Investment Corp (Class A)	8,682,635
386,938		Park Hotels & Resorts, Inc	11,248,288
553,557		Prologis, Inc	35,687,820
375,728		SITE Centers Corp	4,670,299
136,246		SL Green Realty Corp	12,433,810
542,334		STORE Capital Corp	15,743,956
426,248		Ventas, Inc	24,739,434
425,478		Washington Prime Group, Inc	2,723,059
438,764		Weingarten Realty Investors	12,338,044
429,435		Welltower, Inc	28,372,770
		TOTAL REAL ESTATE	390,547,521

RETAILING - 3.7%
551,516		Bed Bath & Beyond, Inc	7,577,830
223,014	*	Dollar Tree, Inc	18,800,080
637,205		Foot Locker, Inc	30,037,844
987,514		Gap, Inc	26,959,132
1,238,168	*	Groupon, Inc	4,048,809
232,708		Kohl’s Corp	17,622,977
568,959	*	Qurate Retail Group, Inc QVC Group	12,482,961
96,442		TJX Companies, Inc	10,597,047
		TOTAL RETAILING	128,126,680

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.1%
595,258		Cypress Semiconductor Corp	7,702,638
35,346		Lam Research Corp	5,009,589
167,261		NXP Semiconductors NV	12,542,902
679,363	*	ON Semiconductor Corp	11,549,171
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	36,804,300

SOFTWARE & SERVICES - 1.8%
222,378		CA, Inc	9,864,688
199,183	*	Conduent, Inc	3,804,395
636,075		DXC Technology Co	46,325,342
143,560		Perspecta, Inc	3,515,785
		TOTAL SOFTWARE & SERVICES	63,510,210

TECHNOLOGY HARDWARE & EQUIPMENT - 3.9%
630,227	*	Ciena Corp	19,700,896
281,177	*	CommScope Holding Co, Inc	6,765,119
29

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

831,544	*	Extreme Networks, Inc	$4,615,069
630,227		Juniper Networks, Inc	18,446,744
232,708	*	Lumentum Holdings, Inc	12,717,492
1,066,538	e	Nokia Corp	5,993,944
1,675,667		Nokia Oyj (Turquoise)	9,465,146
1,770,463	*	Oclaro, Inc	14,553,206
359,914		TE Connectivity Ltd	27,144,714
193,935		Western Digital Corp	8,352,780
308,908		Xerox Corp	8,609,266
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	136,364,376

TELECOMMUNICATION SERVICES - 0.6%
316,480		Telephone & Data Systems, Inc	9,757,078
139,689	*	T-Mobile US, Inc	9,575,681
		TOTAL TELECOMMUNICATION SERVICES	19,332,759

TRANSPORTATION - 4.9%
329,656		Alaska Air Group, Inc	20,247,471
325,778		American Airlines Group, Inc	11,428,292
123,956	*	Avis Budget Group, Inc	3,485,643
126,576		Costamare, Inc	670,853
395,339		CSX Corp	27,223,044
174,523		Delta Air Lines, Inc	9,551,644
84,757		Kansas City Southern Industries, Inc	8,641,824
235,949	*	Kirby Corp	16,974,171
475,093		Knight-Swift Transportation Holdings, Inc	15,202,976
109,590		Norfolk Southern Corp	18,392,490
250,000		Southwest Airlines Co	12,275,000
316,646	*	United Continental Holdings, Inc	27,076,399
		TOTAL TRANSPORTATION	171,169,807

UTILITIES - 11.6%
106,139		Ameren Corp	6,854,457
252,979		American Electric Power Co, Inc	18,558,539
209,206		American Water Works Co, Inc	18,521,007
719,227		Centerpoint Energy, Inc	19,426,321
224,658		CMS Energy Corp	11,125,064
327,177		DTE Energy Co	36,774,695
348,662		Edison International	24,193,656
76,608		Entergy Corp	6,431,242
114,909		Evergy, Inc	6,433,755
911,768		FirstEnergy Corp	33,990,711
72,957		National Fuel Gas Co	3,960,836
132,990		NextEra Energy, Inc	22,940,775
923,238		NiSource, Inc	23,413,315
165,986		NorthWestern Corp	9,753,337
319,259		OGE Energy Corp	11,541,213
124,676	*	PG&E Corp	5,836,084
288,671		Pinnacle West Capital Corp	23,743,190
499,090		PPL Corp	15,172,336
498,518		Public Service Enterprise Group, Inc	26,635,817
332,765		Sempra Energy	36,644,082
30

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

195,085		Southwest Gas Corp	$15,074,218
526,773	*	Vistra Energy Corp	11,920,873
283,446		Xcel Energy, Inc	13,891,688
		TOTAL UTILITIES	402,837,211

		TOTAL COMMON STOCKS	3,426,974,048
		(Cost $2,665,698,888)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 2.3%

GOVERNMENT AGENCY DEBT - 0.9%
$31,700,000		Federal Home Loan Bank (FHLB)	2.050%	11/01/18	31,700,000
		TOTAL GOVERNMENT AGENCY DEBT			31,700,000

TREASURY DEBT - 0.6%
20,460,000		United States Treasury Bill	2.144	11/29/18	20,425,508
		TOTAL TREASURY DEBT			20,425,508

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.8%
26,664,321	c	State Street Navigator Securities Lending Government Money Market Portfolio			26,664,321
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			26,664,321

		TOTAL SHORT-TERM INVESTMENTS			78,789,829
		(Cost $78,790,266)
		TOTAL INVESTMENTS - 100.8%			3,505,763,877
		(Cost $2,744,489,154)
		OTHER ASSETS & LIABILITIES, NET - (0.8)%			(26,316,653)
		NET ASSETS - 100.0%			$3,479,447,224

Abbreviation(s):
ADR American Depositary Receipt
OTC Over The Counter
REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $25,826,242.
31

TIAA-CREF FUNDS - Quant Large-Cap Growth Fund

TIAA-CREF FUNDS

QUANT LARGE-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 100.2%

AUTOMOBILES & COMPONENTS - 0.1%
143,797		Gentex Corp	$3,026,927
		TOTAL AUTOMOBILES & COMPONENTS	3,026,927

BANKS - 0.6%
7,670		BOK Financial Corp	657,549
106,464		Comerica, Inc	8,683,204
107,293		Synovus Financial Corp	4,029,925
19,634	*	Texas Capital Bancshares, Inc	1,280,726
		TOTAL BANKS	14,651,404

CAPITAL GOODS - 7.8%
48,639		3M Co	9,254,056
223,492		Allison Transmission Holdings, Inc	9,851,527
101,813	*	Armstrong World Industries, Inc	6,286,953
121,348		Boeing Co	43,061,551
52,303		Caterpillar, Inc	6,345,400
10,507		Fastenal Co	540,165
50,447		General Dynamics Corp	8,706,143
244,543	*	HD Supply Holdings, Inc	9,187,481
158,165		Honeywell International, Inc	22,905,455
9,680		Huntington Ingalls	2,114,886
7,779		Illinois Tool Works, Inc	992,367
57,924		Ingersoll-Rand plc	5,557,229
9,606		Lennox International, Inc	2,025,809
37,257		Lockheed Martin Corp	10,947,969
1,520		Northrop Grumman Corp	398,164
83,055		Raytheon Co	14,537,947
26,361	*	Resideo Technologies, Inc	554,896
227,535	*	Sensata Technologies Holding plc	10,671,391
40,527	*	TransDigm Group, Inc	13,384,042
65,293	*	United Rentals, Inc	7,839,731
39,282		W.W. Grainger, Inc	11,154,910
		TOTAL CAPITAL GOODS	196,318,072

COMMERCIAL & PROFESSIONAL SERVICES - 1.5%
9,623		Cintas Corp	1,750,135
136,681		KAR Auction Services, Inc	7,782,616
117,880		Robert Half International, Inc	7,135,276
14,662		TransUnion	964,027
58,352	*	Verisk Analytics, Inc	6,992,904
148,128		Waste Management, Inc	13,253,012
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	37,877,970
32

TIAA-CREF FUNDS - Quant Large-Cap Growth Fund

SHARES		COMPANY	VALUE

CONSUMER DURABLES & APPAREL - 1.7%
27,482		Brunswick Corp	$1,428,789
18,876		Columbia Sportswear Co	1,704,125
399,611		Hanesbrands, Inc	6,857,325
3,150	*	Lululemon Athletica, Inc	443,299
62,763	*	Michael Kors Holdings Ltd	3,477,698
222,565		Nike, Inc (Class B)	16,701,278
92,149		Polaris Industries, Inc	8,199,418
177,343		Pulte Homes, Inc	4,357,318
		TOTAL CONSUMER DURABLES & APPAREL	43,169,250

CONSUMER SERVICES - 1.7%
57,263		Darden Restaurants, Inc	6,101,372
48,861		Dunkin Brands Group, Inc	3,545,354
325,431		Extended Stay America, Inc	5,298,016
178,107		H&R Block, Inc	4,726,960
15,794		Las Vegas Sands Corp	805,968
43,683		Marriott International, Inc (Class A)	5,106,106
155,477		Starbucks Corp	9,059,645
27,528		Vail Resorts, Inc	6,918,337
17,793		Wyndham Worldwide Corp	638,413
		TOTAL CONSUMER SERVICES	42,200,171

DIVERSIFIED FINANCIALS - 5.8%
136,620		American Express Co	14,034,972
30,328		Ameriprise Financial, Inc	3,858,935
320,136		Charles Schwab Corp	14,803,089
29,240		CME Group, Inc	5,357,938
19,501	*	Credit Acceptance Corp	8,276,614
142,543		Discover Financial Services	9,930,971
156,184	*	E*TRADE Financial Corp	7,718,613
170,727		IntercontinentalExchange Group, Inc	13,152,808
222,500	e	iShares Russell 1000 Growth Index Fund	31,612,800
121,064		Lazard Ltd (Class A)	4,811,083
68,628		LPL Financial Holdings, Inc	4,227,485
23,845		MSCI, Inc (Class A)	3,585,811
74,416	*	OneMain Holdings, Inc	2,122,344
11,151		S&P Global, Inc	2,033,050
95,498		Santander Consumer USA Holdings, Inc	1,790,588
93,669		State Street Corp	6,439,744
325,296		Synchrony Financial	9,394,549
23,767		T Rowe Price Group, Inc	2,305,161
		TOTAL DIVERSIFIED FINANCIALS	145,456,555

ENERGY - 0.3%
28,765	*	Cheniere Energy, Inc	1,737,694
8,336	*	Continental Resources, Inc	439,140
2,570		EOG Resources, Inc	270,724
103,535		Halliburton Co	3,590,594
9,061	*	Kosmos Energy LLC	58,806
51,964	*	Newfield Exploration Co	1,049,673
15,459		Oneok, Inc	1,014,110
		TOTAL ENERGY	8,160,741
33

TIAA-CREF FUNDS - Quant Large-Cap Growth Fund

SHARES		COMPANY	VALUE

FOOD & STAPLES RETAILING - 0.8%
64,064	*	Sprouts Farmers Market, Inc	$1,722,681
241,203		Sysco Corp	17,205,010
		TOTAL FOOD & STAPLES RETAILING	18,927,691

FOOD, BEVERAGE & TOBACCO - 3.4%
293,487		Altria Group, Inc	19,088,394
29,222		Brown-Forman Corp (Class B)	1,354,147
460,579		Coca-Cola Co	22,052,523
5,660		Constellation Brands, Inc (Class A)	1,127,642
49,129		Costco Wholesale Corp	11,232,363
12,587		Hershey Co	1,348,697
115,172		Kellogg Co	7,541,463
196,051		PepsiCo, Inc	22,032,211
		TOTAL FOOD, BEVERAGE & TOBACCO	85,777,440

HEALTH CARE EQUIPMENT & SERVICES - 6.1%
22,971		Aetna Inc	4,557,446
1,628	*	Align Technology, Inc	360,114
99,464		AmerisourceBergen Corp	8,752,832
56,127	*	Boston Scientific Corp	2,028,430
80,343	*	Centene Corp	10,470,300
117,966	*	Cerner Corp	6,757,092
116	*	Edwards Lifesciences Corp	17,122
81,601		Encompass Health Corp	5,491,747
9,120	*	Express Scripts Holding Co	884,366
85,059		HCA Holdings, Inc	11,357,928
45,002		Humana, Inc	14,419,091
11,450	*	Intuitive Surgical, Inc	5,967,511
48,174	*	Molina Healthcare, Inc	6,107,018
20,321	*	Premier, Inc	914,445
34,667		Stryker Corp	5,623,681
214,511		UnitedHealth Group, Inc	56,062,450
60,179	*	Veeva Systems, Inc	5,497,352
30,685	*	WellCare Health Plans, Inc	8,468,753
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	153,737,678

HOUSEHOLD & PERSONAL PRODUCTS - 1.0%
26,156		Clorox Co	3,882,858
58,287		Energizer Holdings, Inc	3,425,527
188,099	*	Herbalife Ltd	10,018,153
36,731		Kimberly-Clark Corp	3,831,043
59,280		Nu Skin Enterprises, Inc (Class A)	4,162,642
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	25,320,223

INSURANCE - 1.0%
67,522	*	Berkshire Hathaway, Inc (Class B)	13,860,916
189,280		Progressive Corp	13,192,816
		TOTAL INSURANCE	27,053,732
34

TIAA-CREF FUNDS - Quant Large-Cap Growth Fund

SHARES		COMPANY	VALUE

MATERIALS - 1.5%
129,894		Chemours Co	$4,287,801
137,479		LyondellBasell Industries AF S.C.A	12,272,750
133,112		Packaging Corp of America	12,221,013
118,917		Steel Dynamics, Inc	4,709,113
56,842		Westlake Chemical Corp	4,052,835
		TOTAL MATERIALS	37,543,512

MEDIA & ENTERTAINMENT - 10.1%
50,411		Activision Blizzard, Inc	3,480,880
57,702	*	Alphabet, Inc (Class A)	62,928,647
58,812	*	Alphabet, Inc (Class C)	63,326,997
104,788	*	AMC Networks, Inc	6,138,481
9,551	*	Charter Communications, Inc	3,059,854
423,260	*	Facebook, Inc	64,246,636
66,691	*	NetFlix, Inc	20,126,010
133,361		Omnicom Group, Inc	9,911,389
198,141		Walt Disney Co	22,752,531
		TOTAL MEDIA & ENTERTAINMENT	255,971,425

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.3%
249,927		AbbVie, Inc	19,456,817
151,997		Amgen, Inc	29,303,502
56,430	*	Biogen Idec, Inc	17,169,956
192,663		Bristol-Myers Squibb Co	9,737,188
72,819	*	Celgene Corp	5,213,840
162,736		Eli Lilly & Co	17,647,092
279,520		Gilead Sciences, Inc	19,057,673
5,356	*	Illumina, Inc	1,666,519
14,655	*	Jazz Pharmaceuticals plc	2,327,507
26,910		Johnson & Johnson	3,767,131
11,604	*	Regeneron Pharmaceuticals, Inc	3,936,541
40,560	*	Vertex Pharmaceuticals, Inc	6,873,298
20,081	*	Waters Corp	3,809,165
215,484		Zoetis, Inc	19,425,883
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	159,392,112

REAL ESTATE - 1.8%
54,296		American Tower Corp	8,459,860
20,659		Coresite Realty	1,939,054
6,792		Crown Castle International Corp	738,562
1,680		Equinix, Inc	636,283
8,148		Equity Lifestyle Properties, Inc	771,534
94,466		Extra Space Storage, Inc	8,507,608
25,333		Life Storage, Inc	2,385,355
101,772		Omega Healthcare Investors, Inc	3,394,096
7,854		Public Storage, Inc	1,613,762
93,937		Simon Property Group, Inc	17,239,318
16,589		Taubman Centers, Inc	912,561
		TOTAL REAL ESTATE	46,597,993
35

TIAA-CREF FUNDS - Quant Large-Cap Growth Fund

SHARES		COMPANY	VALUE

RETAILING - 12.4%
36,872		Advance Auto Parts, Inc	$5,890,671
79,840	*	Amazon.com, Inc	127,585,118
7,541	*	AutoZone, Inc	5,531,097
91,948		Best Buy Co, Inc	6,451,072
12,809	*	Booking Holdings, Inc	24,011,495
3,001	*	Burlington Stores, Inc	514,641
75,363		Dollar General Corp	8,393,931
10,706		Expedia, Inc	1,342,854
84,714		Gap, Inc	2,312,692
5,421	*	GrubHub, Inc	502,744
261,256		Home Depot, Inc	45,949,705
148,122		Lowe’s Companies, Inc	14,104,177
118,437		Nordstrom, Inc	7,789,601
35,659	*	O’Reilly Automotive, Inc	11,437,624
138,563		Ross Stores, Inc	13,717,737
160,241		TJX Companies, Inc	17,607,281
50,331		Tractor Supply Co	4,624,916
20,806	*	Ulta Beauty, Inc	5,711,663
120,026	*	Urban Outfitters, Inc	4,736,226
92,552	e	Williams-Sonoma, Inc	5,495,738
		TOTAL RETAILING	313,710,983

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.9%
454,359	*	Advanced Micro Devices, Inc	8,273,877
40,341		Broadcom, Inc	9,015,810
125,021		Kla-Tencor Corp	11,444,422
257,056		Maxim Integrated Products, Inc	12,857,941
432,228	*	Micron Technology, Inc	16,303,640
85,362		NVIDIA Corp	17,996,871
504,409	*	ON Semiconductor Corp	8,574,953
51,039		Skyworks Solutions, Inc	4,428,144
172,788		Teradyne, Inc	5,952,547
298,127		Texas Instruments, Inc	27,675,129
12,551		Xilinx, Inc	1,071,479
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	123,594,813

SOFTWARE & SERVICES - 18.9%
162,132		Accenture plc	25,555,246
89,153	*	Adobe, Inc	21,910,241
132,784	*	Akamai Technologies, Inc	9,593,644
45,028		Alliance Data Systems Corp	9,283,873
72,223		Automatic Data Processing, Inc	10,405,890
143,192		Booz Allen Hamilton Holding Co	7,093,732
5,327		Broadridge Financial Solutions, Inc	622,939
103,787	*	Cadence Design Systems, Inc	4,625,787
48,124	*	Citrix Systems, Inc	4,931,266
18,983		Cognizant Technology Solutions Corp (Class A)	1,310,397
30,415	*	Dell Technologies, Inc-VMware Inc	2,749,212
22,299	*	Euronet Worldwide, Inc	2,479,203
14,961	*	Fair Isaac Corp	2,883,134
57,489	*	First American Corp	2,335,203
36

TIAA-CREF FUNDS - Quant Large-Cap Growth Fund

SHARES		COMPANY	VALUE

453,237	*	First Data Corp	$8,493,661
53,881	*	Fiserv, Inc	4,272,763
135,489	*	Fortinet, Inc	11,134,486
116,583		International Business Machines Corp	13,457,176
38,703		Intuit, Inc	8,166,333
224,122		MasterCard, Inc (Class A)	44,302,196
1,459,515		Microsoft Corp	155,890,797
10,360		Oracle Corp	505,982
116,175		Paychex, Inc	7,608,301
139,716	*	PayPal Holdings, Inc	11,762,690
49,508	*	RingCentral, Inc	3,848,257
257,915		Sabre Corp	6,357,605
88,268	*	salesforce.com, Inc	12,113,900
29,696	*	Square, Inc	2,181,171
123,863		Total System Services, Inc	11,290,113
407,208		Visa, Inc (Class A)	56,133,623
43,147	*	VMware, Inc (Class A)	6,100,554
21,448	*	WEX, Inc	3,773,990
12,563	*	Workday, Inc	1,671,130
69,083	*	Zendesk, Inc	3,797,493
		TOTAL SOFTWARE & SERVICES	478,641,988

TECHNOLOGY HARDWARE & EQUIPMENT - 10.6%
993,539		Apple, Inc	217,445,945
4,101	*	Arista Networks, Inc	944,665
111,146		CDW Corp	10,004,252
33,523	*	F5 Networks, Inc	5,875,911
31,481	*	NCR Corp	845,265
137,886		NetApp, Inc	10,822,672
27,180	*	Palo Alto Networks, Inc	4,975,027
144,727	*	Pure Storage, Inc	2,920,591
33,813	e	Ubiquiti Networks, Inc	3,147,652
61,845	*	Zebra Technologies Corp (Class A)	10,284,824
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	267,266,804

TELECOMMUNICATION SERVICES - 0.3%
102,144	*	T-Mobile US, Inc	7,001,971
		TOTAL TELECOMMUNICATION SERVICES	7,001,971

TRANSPORTATION - 1.6%
36,623		CH Robinson Worldwide, Inc	3,260,546
48,456		CSX Corp	3,336,680
115,616		Delta Air Lines, Inc	6,327,664
6,614		Expeditors International of Washington, Inc	444,328
15,654		FedEx Corp	3,449,202
39,438		Southwest Airlines Co	1,936,406
97,216		Union Pacific Corp	14,214,924
71,792		United Parcel Service, Inc (Class B)	7,648,720
4,948	*	XPO Logistics, Inc	442,252
		TOTAL TRANSPORTATION	41,060,722

		TOTAL COMMON STOCKS	2,532,460,177
		(Cost $1,726,171,319)
37

TIAA-CREF FUNDS - Quant Large-Cap Growth Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 0.4%

GOVERNMENT AGENCY DEBT - 0.0%
$400,000		Federal Home Loan Bank (FHLB)	2.050%	11/01/18	$400,000
		TOTAL GOVERNMENT AGENCY DEBT			400,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.4%
10,561,129	c	State Street Navigator Securities Lending Government Money Market Portfolio			10,561,129
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			10,561,129

		TOTAL SHORT-TERM INVESTMENTS			10,961,129
		(Cost $10,961,129)
		TOTAL INVESTMENTS - 100.6%			2,543,421,306
		(Cost $1,737,132,448)
		OTHER ASSETS & LIABILITIES, NET - (0.6)%			(16,862,857)
		NET ASSETS - 100.0%			$2,526,558,449

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $10,403,887.
38

TIAA-CREF FUNDS - Quant Large-Cap Value Fund

TIAA-CREF FUNDS

QUANT LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.7%

AUTOMOBILES & COMPONENTS - 1.0%
601,547		Ford Motor Co	$5,744,774
279,214		General Motors Co	10,216,440
45,050		Goodyear Tire & Rubber Co	948,753
73,092		Harley-Davidson, Inc	2,793,576
41,425		Lear Corp	5,505,383
		TOTAL AUTOMOBILES & COMPONENTS	25,208,926

BANKS - 12.3%
2,124,543		Bank of America Corp	58,424,933
29,984		BankUnited	992,470
196,749		BB&T Corp	9,672,181
577,218		Citigroup, Inc	37,784,690
308,386		Citizens Financial Group, Inc	11,518,217
58,722		Comerica, Inc	4,789,366
378,943		Fifth Third Bancorp	10,227,672
30,089		First Hawaiian, Inc	745,605
734,339		Huntington Bancshares, Inc	10,523,078
705,216		JPMorgan Chase & Co	76,882,648
173,193		PacWest Bancorp	7,035,100
54,302		PNC Financial Services Group, Inc	6,977,264
78,096		Popular, Inc	4,061,773
566,955		Regions Financial Corp	9,621,226
246,471		SunTrust Banks, Inc	15,443,873
84,286		TCF Financial Corp	1,759,892
44,622		TFS Financial Corp	656,390
168,467		Umpqua Holdings Corp	3,234,566
94,979		US Bancorp	4,964,552
646,333		Wells Fargo & Co	34,404,306
41,496		Zions Bancorporation	1,952,387
		TOTAL BANKS	311,672,189

CAPITAL GOODS - 4.4%
35,580		Acuity Brands, Inc	4,470,271
13,405		Air Lease Corp	510,730
46,499		Carlisle Cos, Inc	4,491,338
52,769		Crane Co	4,593,014
7,792		Curtiss-Wright Corp	852,912
201,794		Eaton Corp	14,462,576
44,554		Fortune Brands Home & Security, Inc	1,997,356
794,561		General Electric Co	8,025,066
192,637	*	HD Supply Holdings, Inc	7,237,372
22,369		Honeywell International, Inc	3,239,479
19,072		Huntington Ingalls	4,166,851
121,708		Ingersoll-Rand plc	11,676,666
39

TIAA-CREF FUNDS - Quant Large-Cap Value Fund

SHARES		COMPANY	VALUE

18,442		Johnson Controls International plc	$589,591
11,573		Lockheed Martin Corp	3,400,726
165,974		Owens Corning, Inc	7,845,591
71,662		PACCAR, Inc	4,099,783
30,475		Regal-Beloit Corp	2,185,058
3,728	*	Resideo Technologies, Inc	78,478
61,230		Snap-On, Inc	9,425,746
267,349		Terex Corp	8,926,783
70,758		United Technologies Corp	8,788,851
		TOTAL CAPITAL GOODS	111,064,238

COMMERCIAL & PROFESSIONAL SERVICES - 0.9%
93,477	e	ADT, Inc	723,512
9,677	*	Clean Harbors, Inc	658,423
27,625		KAR Auction Services, Inc	1,572,968
132,552		Nielsen NV	3,443,701
119,918		Republic Services, Inc	8,715,640
75,060		Waste Management, Inc	6,715,618
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	21,829,862

CONSUMER DURABLES & APPAREL - 0.2%
216,550		Pulte Homes, Inc	5,320,633
		TOTAL CONSUMER DURABLES & APPAREL	5,320,633

CONSUMER SERVICES - 2.1%
166,316		Carnival Corp	9,320,349
81,802		Darden Restaurants, Inc	8,716,003
148,123		Extended Stay America, Inc	2,411,443
105,009		H&R Block, Inc	2,786,939
26,414		Las Vegas Sands Corp	1,347,906
96,735		McDonald’s Corp	17,112,421
90,122		Royal Caribbean Cruises Ltd	9,438,477
29,217		Service Corp International	1,211,629
		TOTAL CONSUMER SERVICES	52,345,167

DIVERSIFIED FINANCIALS - 7.2%
16,253		Affiliated Managers Group, Inc	1,847,316
80,355		AGNC Investment Corp	1,433,533
313,373		Ally Financial, Inc	7,962,808
12,012		American Express Co	1,233,993
64,634		Ameriprise Financial, Inc	8,224,030
221,112		Annaly Capital Management, Inc	2,182,375
126,048		Bank of New York Mellon Corp	5,965,852
10,327		BlackRock, Inc	4,248,734
131,584		Capital One Financial Corp	11,750,451
35,556		Chimera Investment Corp	661,342
41,009		CME Group, Inc	7,514,489
108,051		Discover Financial Services	7,527,913
39,692		Goldman Sachs Group, Inc	8,945,386
77,121		Invesco Ltd	1,674,297
686,500	e	iShares Russell 1000 Value Index Fund	82,441,785
67,029		Lazard Ltd (Class A)	2,663,732
40

TIAA-CREF FUNDS - Quant Large-Cap Value Fund

SHARES		COMPANY	VALUE

33,603		Legg Mason, Inc	$948,277
75,787		MFA Mortgage Investments, Inc	525,204
259,926		Morgan Stanley	11,868,221
14,941		New Residential Investment Corp	267,145
337,026		Santander Consumer USA Holdings, Inc	6,319,238
39,866		State Street Corp	2,740,788
136,881		Synchrony Financial	3,953,123
33,119		Two Harbors Investment Corp	486,518
		TOTAL DIVERSIFIED FINANCIALS	183,386,550

ENERGY - 9.4%
21,638		Anadarko Petroleum Corp	1,151,142
27,714	*	Antero Resources Corp	440,376
196,903		Apache Corp	7,448,841
24,163	*	Apergy Corp	942,115
360,150		Chevron Corp	40,210,747
15,627		Cimarex Energy Co	1,241,878
68,804	*	Concho Resources, Inc	9,569,948
202,858		ConocoPhillips	14,179,774
72,241		EOG Resources, Inc	7,609,867
782,763		Exxon Mobil Corp	62,370,556
7,745		Hess Corp	444,563
81,444		HollyFrontier Corp	5,492,583
216,007		Kinder Morgan, Inc	3,676,439
49,988		Marathon Oil Corp	949,272
195,980		Marathon Petroleum Corp	13,806,791
98,870		Murphy Oil Corp	3,149,998
243,102	*	Newfield Exploration Co	4,910,660
113,375		Occidental Petroleum Corp	7,604,061
101,045		PBF Energy, Inc	4,228,733
133,057		Phillips 66	13,680,921
40,792		Pioneer Natural Resources Co	6,007,438
172,864		Schlumberger Ltd	8,869,652
141,690		SM Energy Co	3,448,735
134,059		Valero Energy Corp	12,211,434
83,229	*	Whiting Petroleum Corp	3,104,442
27,618		Williams Cos, Inc	671,946
		TOTAL ENERGY	237,422,912

FOOD & STAPLES RETAILING - 2.1%
239,520		Kroger Co	7,128,115
114,776	*	US Foods Holding Corp	3,348,016
246,118		Walgreens Boots Alliance, Inc	19,632,833
224,661		Walmart, Inc	22,529,005
		TOTAL FOOD & STAPLES RETAILING	52,637,969

FOOD, BEVERAGE & TOBACCO - 2.5%
74,341		ConAgra Brands, Inc	2,646,540
155,276		General Mills, Inc	6,801,089
22,713		Hershey Co	2,433,698
79,932		Hormel Foods Corp	3,488,232
41

TIAA-CREF FUNDS - Quant Large-Cap Value Fund

SHARES		COMPANY	VALUE

28,466		Ingredion, Inc	$2,880,190
9,355		J.M. Smucker Co	1,013,334
16,216		Kellogg Co	1,061,824
67,683		Molson Coors Brewing Co (Class B)	4,331,712
160,563		Mondelez International, Inc	6,740,435
49,646		PepsiCo, Inc	5,579,217
235,218		Philip Morris International, Inc	20,715,649
83,984		Tyson Foods, Inc (Class A)	5,032,321
		TOTAL FOOD, BEVERAGE & TOBACCO	62,724,241

HEALTH CARE EQUIPMENT & SERVICES - 6.3%
198,548		Abbott Laboratories	13,687,899
19,416		Aetna Inc	3,852,134
79,706		Anthem, Inc	21,964,582
10,271		Becton Dickinson & Co	2,367,465
107,378		Cardinal Health, Inc	5,433,327
22,279		Cigna Corp	4,763,473
311,833		CVS Health Corp	22,573,591
31,525		Danaher Corp	3,133,585
51,752	*	DaVita, Inc	3,484,980
98,525	*	Express Scripts Holding Co	9,553,969
83,139		HCA Holdings, Inc	11,101,551
115,231	*	Hologic, Inc	4,492,857
30,221		Humana, Inc	9,683,110
14,634	*	Laboratory Corp of America Holdings	2,349,489
154,151		Medtronic plc	13,845,843
18,327	*	Molina Healthcare, Inc	2,323,314
97,582	*	Premier, Inc	4,391,190
48,651		Quest Diagnostics, Inc	4,578,546
51,376		Universal Health Services, Inc (Class B)	6,245,266
33,733	*	WellCare Health Plans, Inc	9,309,971
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	159,136,142

HOUSEHOLD & PERSONAL PRODUCTS - 2.0%
25,228		Church & Dwight Co, Inc	1,497,786
69,998		Energizer Holdings, Inc	4,113,783
190,500	*	Herbalife Ltd	10,146,030
33,240		Kimberly-Clark Corp	3,466,932
362,728		Procter & Gamble Co	32,166,719
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	51,391,250

INSURANCE - 6.1%
246,697		Aflac, Inc	10,625,240
131,683		Allstate Corp	12,604,697
44,803		American Financial Group, Inc	4,481,644
27,132		American International Group, Inc	1,120,280
23,206		Assurant, Inc	2,255,855
142,007	*	Athene Holding Ltd	6,492,560
307,750	*	Berkshire Hathaway, Inc (Class B)	63,174,920
41,366		Chubb Ltd	5,167,027
49,117		CNA Financial Corp	2,130,204
111,357		First American Financial Corp	4,936,456
42

TIAA-CREF FUNDS - Quant Large-Cap Value Fund

SHARES		COMPANY	VALUE

90,187		FNF Group	$3,016,755
11,382		Hartford Financial Services Group, Inc	516,971
690	*	Markel Corp	754,336
261,972		Metlife, Inc	10,790,627
162,274		Principal Financial Group	7,638,237
95,290		Prudential Financial, Inc	8,936,296
44,879		Reinsurance Group of America, Inc (Class A)	6,389,423
47,233		Torchmark Corp	3,998,746
1,367		White Mountains Insurance Group Ltd	1,212,078
		TOTAL INSURANCE	156,242,352

MATERIALS - 3.9%
11,085		Air Products & Chemicals, Inc	1,710,970
11,595		Ardagh Group S.A.	152,822
71,175		Cabot Corp	3,464,799
15,718		Celanese Corp (Series A)	1,523,703
148,303		Domtar Corp	6,867,912
297,171		DowDuPont, Inc	16,023,460
107,180		Eastman Chemical Co	8,397,553
430,738		Huntsman Corp	9,424,547
120,778		International Paper Co	5,478,490
130,472		LyondellBasell Industries AF S.C.A	11,647,236
105,566		Nucor Corp	6,241,062
358,536	*	Owens-Illinois, Inc	5,618,259
390		Royal Gold, Inc	29,886
72,308		Sealed Air Corp	2,339,887
57,835		Silgan Holdings, Inc	1,389,775
255,236		Steel Dynamics, Inc	10,107,346
118		Westlake Chemical Corp	8,413
110,325		WestRock Co	4,740,665
75,123		WR Grace and Co	4,867,219
		TOTAL MATERIALS	100,034,004

MEDIA & ENTERTAINMENT - 2.7%
37,803		Cinemark Holdings, Inc	1,571,471
936,284		Comcast Corp (Class A)	35,709,871
19,223	*	Discovery, Inc (Class C)	563,426
1,973	*	Liberty Broadband Corp (Class C)	163,621
64,472	*	Liberty SiriusXM Group (Class C)	2,660,760
36,995		Omnicom Group, Inc	2,749,468
16,716		Tribune Co	635,375
169,102		Twenty-First Century Fox, Inc	7,697,523
92,951		Twenty-First Century Fox, Inc (Class B)	4,199,526
21,127		Viacom, Inc (Class B)	675,642
92,545		Walt Disney Co	10,626,942
		TOTAL MEDIA & ENTERTAINMENT	67,253,625

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.1%
22,034		Agilent Technologies, Inc	1,427,583
56,391		Allergan plc	8,910,342
37,386		Amgen, Inc	7,207,647
43

TIAA-CREF FUNDS - Quant Large-Cap Value Fund

SHARES		COMPANY	VALUE

17,633	*	Biogen Idec, Inc	$5,365,193
187,628		Bristol-Myers Squibb Co	9,482,719
75,748		Eli Lilly & Co	8,214,113
148,228		Gilead Sciences, Inc	10,106,185
9,348	*	IQVIA Holdings, Inc	1,149,149
417,842		Johnson & Johnson	58,493,702
1,245,826		Pfizer, Inc	53,645,267
430,926		Schering-Plough Corp	31,720,463
49,084		Thermo Fisher Scientific, Inc	11,468,477
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	207,190,840

REAL ESTATE - 4.6%
14,946		American Campus Communities, Inc	590,516
49,355		American Homes 4 Rent	1,039,910
29,805		Apartment Investment & Management Co (Class A)	1,282,807
41,348		Apple Hospitality REIT, Inc	668,597
26,373		AvalonBay Communities, Inc	4,625,297
46,623		Boston Properties, Inc	5,630,193
157,999		Brandywine Realty Trust	2,221,466
366,402		Brixmor Property Group, Inc	5,935,712
16,950		Camden Property Trust	1,530,077
45,312		Corporate Office Properties Trust	1,170,862
144,489		CubeSmart	4,187,291
97,803		CyrusOne, Inc	5,206,054
183,994		Douglas Emmett, Inc	6,658,743
25,724		Empire State Realty Trust, Inc	407,983
68,560		Equity Residential	4,453,658
13,638		Essex Property Trust, Inc	3,420,138
57,768		Extra Space Storage, Inc	5,202,586
40,495		Forest City Realty Trust, Inc	1,018,854
46,117		Gaming and Leisure Properties, Inc	1,553,682
19,314		Highwoods Properties, Inc	823,549
125,965		Hospitality Properties Trust	3,227,223
521,262		Host Marriott Corp	9,961,317
29,090		Hudson Pacific Properties	881,427
40,141		Invitation Homes, Inc	878,285
45,026		Kilroy Realty Corp	3,101,391
49,368		Lamar Advertising Co	3,619,662
21,655		Mid-America Apartment Communities, Inc	2,115,910
39,571		Paramount Group, Inc	565,470
109,501		Park Hotels & Resorts, Inc	3,183,194
119,089		Prologis, Inc	7,677,668
36,147		Simon Property Group, Inc	6,633,697
48,733		Starwood Property Trust, Inc	1,058,481
109,562		STORE Capital Corp	3,180,585
14,886		Sun Communities, Inc	1,495,596
57,586		UDR, Inc	2,256,795
125,202		VICI Properties, Inc	2,703,111
88,545		Welltower, Inc	5,850,168
		TOTAL REAL ESTATE	116,017,955
44

TIAA-CREF FUNDS - Quant Large-Cap Value Fund

SHARES		COMPANY	VALUE

RETAILING - 2.8%
5,244	*	AutoZone, Inc	$3,846,317
139,787		Best Buy Co, Inc	9,807,456
258,714		Dick’s Sporting Goods, Inc	9,150,714
152,321	*	eBay, Inc	4,421,879
179,717		Foot Locker, Inc	8,471,859
82,004		Kohl’s Corp	6,210,163
103,580		Penske Auto Group, Inc	4,596,880
35,751	*	Qurate Retail Group, Inc QVC Group	784,377
198,340		Target Corp	16,587,174
139,465	e	Williams-Sonoma, Inc	8,281,432
		TOTAL RETAILING	72,158,251

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.6%
70,718		Broadcom, Inc	15,804,766
1,041,245		Intel Corp	48,813,566
11,998		NXP Semiconductors NV	899,730
211,128		QUALCOMM, Inc	13,277,840
123,390		Skyworks Solutions, Inc	10,705,316
81,564		Teradyne, Inc	2,809,880
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	92,311,098

SOFTWARE & SERVICES - 2.6%
27,152		Amdocs Ltd	1,717,907
93,410	*	Dell Technologies, Inc-VMware Inc	8,443,330
18,179		DXC Technology Co	1,323,977
27,597	*	Euronet Worldwide, Inc	3,068,235
7,034		Fidelity National Information Services, Inc	732,239
66,576	*	First American Corp	2,704,317
33,315		International Business Machines Corp	3,845,551
107,010		Microsoft Corp	11,429,738
419,342		Oracle Corp	20,480,663
241,142		Sabre Corp	5,944,150
392,659		Western Union Co	7,083,568
		TOTAL SOFTWARE & SERVICES	66,773,675

TECHNOLOGY HARDWARE & EQUIPMENT - 3.3%
1,023,719		Cisco Systems, Inc	46,835,144
320,957		Corning, Inc	10,254,576
201,752		Hewlett Packard Enterprise Co	3,076,718
456,590		HP, Inc	11,022,083
45,042		Jabil Circuit, Inc	1,113,889
222,093		Juniper Networks, Inc	6,500,662
26,155		Motorola, Inc	3,205,557
19,250		Western Digital Corp	829,097
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	82,837,726

TELECOMMUNICATION SERVICES - 2.9%
1,110,335		AT&T, Inc	34,065,078
18,037		Telephone & Data Systems, Inc	556,081
687,272		Verizon Communications, Inc	39,236,358
		TOTAL TELECOMMUNICATION SERVICES	73,857,517
45

TIAA-CREF FUNDS - Quant Large-Cap Value Fund

SHARES		COMPANY	VALUE

TRANSPORTATION - 3.2%
105,611		Copa Holdings S.A. (Class A)	$7,649,405
129,677		CSX Corp	8,929,558
139,399		Delta Air Lines, Inc	7,629,307
197,154	*	JetBlue Airways Corp	3,298,386
31,834		Kansas City Southern Industries, Inc	3,245,795
88,744		Norfolk Southern Corp	14,893,906
100,752		Ryder System, Inc	5,572,593
182,283		Southwest Airlines Co	8,950,095
75,303		Union Pacific Corp	11,010,805
150,920	*	United Continental Holdings, Inc	12,905,169
		TOTAL TRANSPORTATION	84,085,019

UTILITIES - 5.5%
703,663		AES Corp	10,259,407
46,252		Ameren Corp	2,986,954
80,254		American Electric Power Co, Inc	5,887,433
34,037		American Water Works Co, Inc	3,013,296
43,574		Atmos Energy Corp	4,055,868
392,382		Centerpoint Energy, Inc	10,598,238
53,795		CMS Energy Corp	2,663,928
16,286		Dominion Resources, Inc	1,163,146
34,549		DTE Energy Co	3,883,308
134,151		Duke Energy Corp	11,084,897
30,352		Edison International	2,106,125
59,706		Entergy Corp	5,012,319
60,487		Eversource Energy	3,826,408
232,764		Exelon Corp	10,197,391
148,762		FirstEnergy Corp	5,545,847
85,944		National Fuel Gas Co	4,665,900
102,387		NextEra Energy, Inc	17,661,757
94,604		OGE Energy Corp	3,419,935
230,230	*	PG&E Corp	10,777,066
133,822		PPL Corp	4,068,189
32,747		Southern Co	1,474,597
109,886		UGI Corp	5,830,551
43,609	*	Vistra Energy Corp	986,872
60,291		WEC Energy Group, Inc	4,123,904
97,188		Xcel Energy, Inc	4,763,184
		TOTAL UTILITIES	140,056,520

		TOTAL COMMON STOCKS	2,532,958,661
		(Cost $2,193,387,480)
46

TIAA-CREF FUNDS - Quant Large-Cap Value Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 1.6%

GOVERNMENT AGENCY DEBT - 0.5%
$13,150,000		Federal Home Loan Bank (FHLB)	2.050%	11/01/18	$13,150,000
		TOTAL GOVERNMENT AGENCY DEBT			13,150,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.1%
28,464,862	c	State Street Navigator Securities Lending Government Money Market Portfolio			28,464,862
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			28,464,862

		TOTAL SHORT-TERM INVESTMENTS			41,614,862
		(Cost $41,614,862)
		TOTAL INVESTMENTS - 101.3%			2,574,573,523
		(Cost $2,235,002,342)
		OTHER ASSETS & LIABILITIES, NET - (1.3)%			(34,246,541)
		NET ASSETS - 100.0%			$2,540,326,982

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $27,907,946.
47

TIAA-CREF FUNDS - Quant Small-Cap Equity Fund

TIAA-CREF FUNDS

QUANT SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.8%

AUTOMOBILES & COMPONENTS - 0.3%
421,142	*	Stoneridge, Inc	$10,701,218
		TOTAL AUTOMOBILES & COMPONENTS	10,701,218

BANKS - 11.0%
430,500		Bank of NT Butterfield & Son Ltd	17,344,845
595,103		Cadence BanCorp	13,127,972
529,800		Cathay General Bancorp	19,957,566
343,500	*	Customers Bancorp, Inc	7,038,315
251,250	*	Eagle Bancorp, Inc	12,353,962
544,400	*	Essent Group Ltd	21,460,248
293,000	*	FCB Financial Holdings, Inc	11,465,090
134,300		Federal Agricultural Mortgage Corp (Class C)	9,379,512
1,777,800	*	First Bancorp (Puerto Rico)	16,409,094
699,800		First Commonwealth Financial Corp	9,447,300
241,500		First Interstate Bancsystem, Inc	10,012,590
318,700		First Merchants Corp	13,261,107
424,902	*	Flagstar Bancorp, Inc	13,082,733
843,600		Fulton Financial Corp	13,506,036
527,700		Hancock Holding Co	22,142,292
281,200		IBERIABANK Corp	20,946,588
263,030		LegacyTexas Financial Group, Inc	10,134,546
1,600,470	*	MGIC Investment Corp	19,541,739
751,200		OFG Bancorp	12,838,008
596,191		Oritani Financial Corp	8,710,351
736,800		Radian Group, Inc	14,139,192
342,630		Simmons First National Corp (Class A)	9,175,631
688,400		Sterling Bancorp/DE	12,377,432
779,212		United Community Banks, Inc	19,379,002
387,100		Walker & Dunlop, Inc	16,242,716
437,410		Washington Federal, Inc	12,317,466
178,900		WSFS Financial Corp	7,608,617
		TOTAL BANKS	373,399,950

CAPITAL GOODS - 10.0%
315,496	*	Aerojet Rocketdyne Holdings, Inc	11,143,319
284,800		Applied Industrial Technologies, Inc	18,719,904
666,543	*	Atkore International Group, Inc	12,837,618
395,483	*	BMC Stock Holdings, Inc	6,620,385
472,500		Comfort Systems USA, Inc	25,269,300
398,500	*	Continental Building Products Inc	11,082,285
185,000		Crane Co	16,102,400
130,100		Curtiss-Wright Corp	14,240,746
392,166		EMCOR Group, Inc	27,835,943
414,500	*	Generac Holdings, Inc	21,027,585
48

TIAA-CREF FUNDS - Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

530,057	*	GMS, Inc	$8,714,137
492,000	*	Harsco Corp	13,515,240
461,500		Hillenbrand, Inc	22,105,850
155,100		ITT, Inc	7,832,550
124,550		Kadant, Inc	12,293,085
69,700	*	Mastec, Inc	3,032,647
739,039	*	Meritor, Inc	12,556,273
199,940		Moog, Inc (Class A)	14,305,707
347,025	*	Patrick Industries, Inc	15,099,058
474,000	*	Rexnord Corp	12,707,940
62,100	*	Teledyne Technologies, Inc	13,741,488
316,692	*	Trex Co, Inc	19,413,219
531,900	*	Univar, Inc	13,095,378
		TOTAL CAPITAL GOODS	333,292,057

COMMERCIAL & PROFESSIONAL SERVICES - 3.1%
267,700		Brink’s Co	17,753,864
355,747		Exponent, Inc	17,950,993
80,000		ICF International, Inc	5,891,200
270,046		Insperity, Inc	29,664,553
115,300		MSA Safety, Inc	12,041,932
17,477	*	On Assignment, Inc	1,172,357
30,000	*	TriNet Group, Inc	1,409,700
343,456		Viad Corp	16,448,108
67,975	*	WageWorks, Inc	2,706,085
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	105,038,792

CONSUMER DURABLES & APPAREL - 3.6%
663,180		Callaway Golf Co	14,192,052
61,100	*	Cavco Industries, Inc	12,257,271
148,200	*	Deckers Outdoor Corp	18,846,594
260,400	*	G-III Apparel Group Ltd	10,379,544
131,100	*	Helen of Troy Ltd	16,272,132
496,600		KB Home	9,917,102
70,950	*	Malibu Boats Inc	2,852,190
350,690	*	Roku, Inc	19,498,364
459,950		Steven Madden Ltd	14,382,637
		TOTAL CONSUMER DURABLES & APPAREL	118,597,886

CONSUMER SERVICES - 3.7%
163,200		BJ’s Restaurants, Inc	9,984,576
158,700	*	Bright Horizons Family Solutions	18,236,217
208,800		Dave & Buster’s Entertainment, Inc	12,434,040
153,400		Jack in the Box, Inc	12,107,862
143,500	*	Planet Fitness, Inc	7,044,415
232,200		Red Rock Resorts, Inc	5,373,108
259,880	*	Sotheby’s (Class A)	10,914,960
121,500		Strategic Education Inc	15,287,130
361,400		Texas Roadhouse, Inc (Class A)	21,850,244
179,800	*	Weight Watchers International, Inc	11,884,780
		TOTAL CONSUMER SERVICES	125,117,332
49

TIAA-CREF FUNDS - Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

DIVERSIFIED FINANCIALS - 4.5%
472,963		Artisan Partners Asset Management, Inc	$12,963,916
854,100		BGC Partners, Inc (Class A)	9,044,919
203,638		Evercore Partners, Inc (Class A)	16,635,188
738,400	*	FGL Holdings	5,833,360
224,900	*	Green Dot Corp	17,033,926
281,200		Houlihan Lokey, Inc	11,579,816
20,000	e	iShares Micro-Cap ETF	1,890,200
240,000		iShares Russell 2000 Index Fund	36,007,200
640,300		OM Asset Management plc	7,299,420
1,425,604	*	SLM Corp	14,455,624
366,026		Stifel Financial Corp	16,734,709
		TOTAL DIVERSIFIED FINANCIALS	149,478,278

ENERGY - 5.7%
160,500		Arch Coal, Inc	15,391,950
478,500	*	C&J Energy Services, Inc	8,986,230
375,591	*	Cactus, Inc	12,567,275
209,400	e	CVR Energy, Inc	9,004,200
360,912		Delek US Holdings, Inc	13,252,689
307,348	*	Exterran Corp	6,420,500
623,100		Green Plains Renewable Energy, Inc	10,617,624
584,800	*	Helix Energy Solutions Group, Inc	4,982,496
952,100	*	Keane Group, Inc	11,967,897
196,000	*	KLX Energy Services Holdings, Inc	5,662,440
253,800	e	Mammoth Energy Services, Inc	6,334,848
176,333	*	McDermott International, Inc	1,363,054
198,800	*	Nine Energy Service, Inc	7,361,564
1,248,000	*	Oasis Petroleum, Inc	12,554,880
544,639	*	Par Pacific Holdings, Inc	9,629,217
368,500		Peabody Energy Corp	13,063,325
730,500	*	ProPetro Holding Corp	12,893,325
178,100	*,e	Renewable Energy Group, Inc	5,535,348
508,900	*	Rowan Cos plc	8,096,599
564,235	*	SandRidge Energy, Inc	5,049,903
321,700		World Fuel Services Corp	10,294,400
		TOTAL ENERGY	191,029,764

FOOD, BEVERAGE & TOBACCO - 0.9%
6,200	*	Boston Beer Co, Inc (Class A)	1,905,198
711,220		Dean Foods Co	5,682,648
125,605		Lancaster Colony Corp	21,526,185
		TOTAL FOOD, BEVERAGE & TOBACCO	29,114,031

HEALTH CARE EQUIPMENT & SERVICES - 6.3%
564,800	*	Allscripts Healthcare Solutions, Inc	6,726,768
251,000	*	Cardiovascular Systems, Inc	7,040,550
174,500		Conmed Corp	11,766,535
298,500	*	Globus Medical, Inc	15,775,725
252,220		Hill-Rom Holdings, Inc	21,206,657
50

TIAA-CREF FUNDS - Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

685,900	*	HMS Holdings Corp	$19,767,638
70,190	*	Inogen Inc	13,305,918
279,900	*	Integer Holding Corp	20,844,153
708,500	*	Lantheus Holdings, Inc	9,897,745
141,558	*	LHC Group, Inc	12,942,648
97,400	*	LivaNova plc	10,907,826
160,500	*	Magellan Health Services, Inc	10,442,130
158,960	*	Masimo Corp	18,375,776
64,900	*	NuVasive, Inc	3,645,433
752,076	*	OraSure Technologies, Inc	10,453,857
282,900	*	Orthofix International NV	17,205,978
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	210,305,337

HOUSEHOLD & PERSONAL PRODUCTS - 1.3%
65,600		Medifast, Inc	13,886,208
134,900		Nu Skin Enterprises, Inc (Class A)	9,472,678
168,560	*	USANA Health Sciences, Inc	19,724,891
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	43,083,777

INSURANCE - 1.9%
398,315		American Equity Investment Life Holding Co	12,435,394
163,900		Amerisafe, Inc	10,668,251
290,100		Axis Capital Holdings Ltd	16,184,679
207,600		Employers Holdings, Inc	9,541,296
473,800	*	Third Point Reinsurance Ltd	5,240,228
280,076		Universal Insurance Holdings, Inc	11,757,591
		TOTAL INSURANCE	65,827,439

MATERIALS - 3.9%
1,574,300	*,e	AK Steel Holding Corp	5,824,910
364,400		Boise Cascade Co	11,219,876
673,900	*,m	Ferroglobe plc	0
236,000	*	Ingevity Corp	21,494,880
291,407	*	Koppers Holdings, Inc	7,795,137
182,300		Materion Corp	10,360,109
119,700		Reliance Steel & Aluminum Co	9,446,724
597,915		Schnitzer Steel Industries, Inc (Class A)	16,083,914
143,000		Stepan Co	11,810,370
194,600		Trinseo S.A.	10,485,048
200,000		Tronox Ltd	2,290,000
146,400	*,e	US Concrete, Inc	4,778,496
306,320	*	Verso Corp	8,610,655
244,600		Worthington Industries, Inc	10,243,848
		TOTAL MATERIALS	130,443,967

MEDIA & ENTERTAINMENT - 1.5%
25,070	*	Cargurus, Inc	1,113,610
468,700	*	Imax Corp	9,074,032
60,000	*	Madison Square Garden Co	16,597,200
179,700		World Wrestling Entertainment, Inc (Class A)	13,044,423
336,725	*	XO Group, Inc	11,654,052
		TOTAL MEDIA & ENTERTAINMENT	51,483,317
51

TIAA-CREF FUNDS - Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.4%
1,475,058	*	Achillion Pharmaceuticals, Inc	$4,218,666
62,200	*	Acorda Therapeutics, Inc	1,188,642
107,400	*	Akorn, Inc	716,358
297,500	*	AMAG Pharmaceuticals, Inc	6,396,250
331,800	*,e	Amicus Therapeutics, Inc	3,709,524
82,900	*	Amneal Pharmaceuticals, Inc	1,529,505
489,800	*	Amphastar Pharmaceuticals, Inc	8,791,910
270,222	*	Ardelyx, Inc	743,110
241,812	*	Arena Pharmaceuticals, Inc	8,623,016
533,739	*	Array Biopharma, Inc	8,646,572
66,000	*	Assembly Biosciences, Inc	1,510,080
100,900	*	Blueprint Medicines Corp	6,131,693
284,227	*	Calithera Biosciences, Inc	1,341,551
321,620	*	CareDx, Inc	8,397,498
41,100	*	Clovis Oncology, Inc	477,993
311,651	*	Concert Pharmaceuticals Inc	4,649,833
98,220	*,e	Corcept Therapeutics, Inc	1,154,085
96,900	*	CytomX Therapeutics, Inc	1,381,794
180,500	*	Editas Medicine, Inc	4,572,065
69,500	*	Enanta Pharmaceuticals, Inc	5,362,620
1,004,600	*	Endo International plc	17,017,924
364,000	*,e	Endocyte, Inc	8,608,600
115,226	*	FibroGen, Inc	4,939,739
274,360	*	Five Prime Therapeutics, Inc	3,330,730
143,100	*	Genomic Health, Inc	10,261,701
221,200	*,e	Global Blood Therapeutics, Inc	7,761,908
403,800	*	Halozyme Therapeutics, Inc	6,271,014
104,800	*	Heron Therapeutics, Inc	2,909,248
865,600	*	Horizon Pharma plc	15,762,576
997,100	*	Immunogen, Inc	5,414,253
116,700	*	Insmed, Inc	1,703,820
286,787	*	Intersect ENT, Inc	8,047,243
508,800	*	Invitae Corp	7,219,872
450,800	*	Iovance Biotherapeutics, Inc	4,093,264
236,100	*	Karyopharm Therapeutics, Inc	2,488,494
211,800		Luminex Corp	6,093,486
118,200	*,e	Medicines Co	2,749,332
177,700	*	Medpace Holdings, Inc	9,258,170
107,550	*	Momenta Pharmaceuticals, Inc	1,345,451
84,800	*	MyoKardia, Inc	4,489,312
310,100	*	Natera, Inc	6,809,796
295,550		Phibro Animal Health Corp	12,685,006
111,700	*,e	Portola Pharmaceuticals, Inc	2,199,373
373,100	*	PTC Therapeutics, Inc	14,371,812
150,800	*	Puma Biotechnology, Inc	5,587,140
346,300	*,e	Radius Health, Inc	5,481,929
157,700	*	REGENXBIO, Inc	10,513,859
283,530	*	Retrophin, Inc	7,275,380
634,400	*	Sangamo Biosciences, Inc	8,037,848
328,330	*	Spectrum Pharmaceuticals, Inc	3,907,127
52

TIAA-CREF FUNDS - Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

288,463	*	Syneos Health, Inc	$13,162,567
68,424	*	Ultragenyx Pharmaceutical, Inc	3,315,143
512,100	*	Vanda Pharmaceuticals, Inc	9,714,537
415,200	*	Vericel Corp	4,629,480
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	316,999,899

REAL ESTATE - 7.7%
346,470		American Assets Trust, Inc	13,290,589
530,400		Americold Realty Trust	13,127,400
743,580		CareTrust REIT, Inc	13,131,623
288,233		Chatham Lodging Trust	5,620,543
2,105,890		Cousins Properties, Inc	17,499,946
1,089,180		DiamondRock Hospitality Co	11,381,931
224,800		EastGroup Properties, Inc	21,533,592
543,150		First Industrial Realty Trust, Inc	16,674,705
870,500		Geo Group, Inc	19,246,755
331,900		National Storage Affiliates Trust	8,838,497
455,900		Pebblebrook Hotel Trust	15,368,389
402,400		Potlatch Corp	14,587,000
624,255		Preferred Apartment Communities, Inc	10,518,697
160,328		PS Business Parks, Inc	20,938,837
233,600		Ryman Hospitality Properties	18,125,024
658,600		Sabra Healthcare REIT, Inc	14,258,690
137,499		Saul Centers, Inc	6,566,952
812,243		Xenia Hotels & Resorts, Inc	16,691,594
		TOTAL REAL ESTATE	257,400,764

RETAILING - 3.5%
25,800		Aaron’s, Inc	1,215,954
114,000		American Eagle Outfitters, Inc	2,628,840
326,150	*	At Home Group, Inc	8,916,941
412,400	*	BJ’s Wholesale Club Holdings, Inc	9,134,660
380,600	*	Boot Barn Holdings, Inc	9,393,208
328,100		Caleres, Inc	11,221,020
96,590		Children’s Place Retail Stores, Inc	14,430,546
163,100	*	Etsy, Inc	6,935,012
231,400	*	Five Below, Inc	26,337,948
685,300	*	Groupon, Inc	2,240,931
385,200	*,e	Lumber Liquidators, Inc	4,606,992
65,500		Nutri/System, Inc	2,329,180
41,700	*	Ollie’s Bargain Outlet Holdings, Inc	3,873,930
20,000	*,e	RH	2,314,200
12,000	*	Stamps.com, Inc	2,426,040
349,900	*	Zumiez, Inc	8,138,674
		TOTAL RETAILING	116,144,076

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.4%
164,989		Cabot Microelectronics Corp	16,106,226
112,168	*	Ceva, Inc	2,763,820
191,930		Cohu, Inc	3,992,144
285,470	*	Diodes, Inc	8,618,339
80,810		Entegris, Inc	2,144,697
53

TIAA-CREF FUNDS - Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

921,400	*	Lattice Semiconductor Corp	$5,537,614
817,300	*	Rambus, Inc	7,118,683
449,400	*	Semtech Corp	20,196,036
184,300	*	Silicon Laboratories, Inc	15,025,979
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	81,503,538

SOFTWARE & SERVICES - 7.5%
288,270	*	Blackline, Inc	13,369,963
87,720	*	CACI International, Inc (Class A)	15,654,511
923,950	*	Cloudera, Inc	12,713,552
53,900	*	Cornerstone OnDemand, Inc	2,654,575
32,600	*	Coupa Software, Inc	2,113,458
213,800	*,e	Domo, Inc	3,469,974
623,384		EVERTEC, Inc	16,257,855
434,700	*	Five9, Inc	17,109,792
111,700	*	HubSpot, Inc	15,152,105
213,000	*	Imperva, Inc	11,789,550
219,486		Mantech International Corp (Class A)	12,572,158
72,100	*	New Relic, Inc	6,434,925
255,045	*	Paylocity Holding Corp	16,779,410
114,500	*	Proofpoint, Inc	10,413,775
36,600	*	Qualys, Inc	2,607,384
414,700	*	SendGrid, Inc	15,061,904
135,300	*	SPS Commerce, Inc	12,595,077
464,200		TiVo Corp	5,106,200
169,490	*	Trade Desk, Inc	20,940,490
429,400	*	Verint Systems, Inc	19,610,698
233,200	*	Virtusa Corp	11,564,388
210,400	*	Workiva, Inc	7,172,536
		TOTAL SOFTWARE & SERVICES	251,144,280

TECHNOLOGY HARDWARE & EQUIPMENT - 5.3%
233,100	*,e	Applied Optoelectronics, Inc	4,575,753
259,448		AVX Corp	4,327,593
439,471	*	Ciena Corp	13,737,864
425,200	*	Control4 Corp	11,871,584
801,600	*	Electro Scientific Industries, Inc	23,246,400
1,569,200	*	Extreme Networks, Inc	8,709,060
302,400	*	Insight Enterprises, Inc	15,631,056
555,080	*	Kemet Corp	12,089,642
205,200	*	OSI Systems, Inc	14,191,632
470,000	*	Sanmina Corp	11,891,000
217,500		SYNNEX Corp	16,880,175
49,020	*	Tech Data Corp	3,463,753
331,500	*	TTM Technologies, Inc	3,878,550
1,446,500	*	Viavi Solutions, Inc	16,678,145
774,200		Vishay Intertechnology, Inc	14,167,860
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	175,340,067

TELECOMMUNICATION SERVICES - 0.8%
1,974,590	*	Vonage Holdings Corp	26,183,063
		TOTAL TELECOMMUNICATION SERVICES	26,183,063
54

TIAA-CREF FUNDS - Quant Small-Cap Equity Fund

SHARES		COMPANY	VALUE

TRANSPORTATION - 1.8%
271,400	*	Air Transport Services Group, Inc	$5,319,440
156,350		Arkansas Best Corp	5,803,712
622,500	*	Echo Global Logistics, Inc	16,004,475
295,508		Skywest, Inc	16,929,653
489,400		Werner Enterprises, Inc	15,753,786
		TOTAL TRANSPORTATION	59,811,066

UTILITIES - 3.7%
566,291		Clearway Energy, Inc (Class A)	10,997,371
478,800		New Jersey Resources Corp	21,593,880
305,578		NorthWestern Corp	17,955,763
254,700		Otter Tail Corp	11,479,329
190,070	e	Pattern Energy Group, Inc	3,406,054
334,382		PNM Resources, Inc	12,843,613
556,100		Portland General Electric Co	25,068,988
257,190		Southwest Gas Corp	19,873,072
		TOTAL UTILITIES	123,218,070

		TOTAL COMMON STOCKS	3,344,657,968
		(Cost $3,158,985,849)

SHORT-TERM INVESTMENTS - 1.3%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.3%
43,853,893	c	State Street Navigator Securities Lending Government Money Market Portfolio	43,853,893
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	43,853,893

		TOTAL SHORT-TERM INVESTMENTS	43,853,893
		(Cost $43,853,893)
		TOTAL INVESTMENTS - 101.1%	3,388,511,861
		(Cost $3,202,839,742)
		OTHER ASSETS & LIABILITIES, NET - (1.1)%	(35,903,553)
		NET ASSETS - 100.0%	$3,352,608,308

Abbreviation(s):
ETF Exchange Traded Fund
REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $42,993,514.
m	Indicates a security that has been deemed illiquid.
55

TIAA-CREF FUNDS - Quant Small/Mid-Cap Equity Fund

TIAA-CREF FUNDS

QUANT SMALL/MID-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 0.5%
17,828		Lear Corp	$2,369,341
35,782	*	Stoneridge, Inc	909,221
		TOTAL AUTOMOBILES & COMPONENTS	3,278,562

BANKS - 8.2%
115,800		Associated Banc-Corp	2,684,244
83,593		Bank of NT Butterfield & Son Ltd	3,367,962
70,018		BankUnited	2,317,596
68,126		Beneficial Bancorp, Inc	1,064,809
52,800		Cathay General Bancorp	1,988,976
66,202		Central Pacific Financial Corp	1,790,102
30,982		ConnectOne Bancorp, Inc	642,257
63,170	*	Essent Group Ltd	2,490,161
30,423	*	FCB Financial Holdings, Inc	1,190,452
511,859	*	First Bancorp (Puerto Rico)	4,724,459
4,341		First Financial Corp	199,078
72,103		First Hawaiian, Inc	1,786,712
51,553		Hancock Holding Co	2,163,164
58,283		Heritage Commerce Corp	845,686
16,261	*	HomeTrust Bancshares, Inc	443,275
41,049		LegacyTexas Financial Group, Inc	1,581,618
81,500		National Bank Holdings Corp	2,751,440
119,765		OFG Bancorp	2,046,784
52,600		PacWest Bancorp	2,136,612
16,262		Peoples Bancorp, Inc	556,648
48,955		Popular, Inc	2,546,150
11,550		Preferred Bank	593,786
7,187	*	SVB Financial Group	1,704,972
96,668		TFS Financial Corp	1,421,986
71,306	*	The Bancorp, Inc	748,713
24,677		Trico Bancshares	888,866
29,945	*	Triumph Bancorp, Inc	1,073,828
29,727		United Financial Bancorp, Inc (New)	459,282
49,062	*	Western Alliance Bancorp	2,366,751
32,464		Wintrust Financial Corp	2,471,809
42,849		Zions Bancorporation	2,016,045
		TOTAL BANKS	53,064,223

CAPITAL GOODS - 10.4%
13,762		Acuity Brands, Inc	1,729,058
48,561		Advanced Drainage Systems, Inc	1,349,510
22,591		Albany International Corp (Class A)	1,580,918
102,230	*	Atkore International Group, Inc	1,968,950
26,803		AZZ, Inc	1,188,713
56

TIAA-CREF FUNDS - Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

99,930	*	Builders FirstSource, Inc	$1,237,133
43,792		Comfort Systems USA, Inc	2,341,996
54,290		EMCOR Group, Inc	3,853,504
35,900	*	Foundation Building Materials, Inc	342,127
71,486		Global Brass & Copper Holdings, Inc	2,260,387
95,548		Graco, Inc	3,882,115
133,924	*	Harsco Corp	3,678,892
61,184	*	HD Supply Holdings, Inc	2,298,683
80,010		HEICO Corp (Class A)	5,333,467
7,604		Hyster-Yale Materials Handling, Inc	459,662
17,300		IDEX Corp	2,193,986
72,254		ITT, Inc	3,648,827
8,882		Kadant, Inc	876,653
24,541	*	Lydall, Inc	733,040
104,120	*	Meritor, Inc	1,768,999
91,488	*	Milacron Holdings Corp	1,280,832
175,767	*	MRC Global, Inc	2,782,392
57,558	*	MYR Group, Inc	1,921,862
85,767	*	NCI Building Systems, Inc	1,050,646
37,564		Oshkosh Truck Corp	2,108,843
54,300		Pentair plc	2,180,145
25,165		Primoris Services Corp	532,743
52,862	*	Quanta Services, Inc	1,649,294
47,030	*	SPX Corp	1,378,920
41,511	*	SPX FLOW, Inc	1,420,921
47,607	*	Thermon Group Holdings	1,027,359
99,502	*	Univar, Inc	2,449,739
97,174		Universal Forest Products, Inc	2,747,109
37,241	*	Vectrus, Inc	998,059
14,571		Watts Water Technologies, Inc (Class A)	1,020,699
		TOTAL CAPITAL GOODS	67,276,183

COMMERCIAL & PROFESSIONAL SERVICES - 3.4%
37,331		Brady Corp (Class A)	1,504,066
12,493		Dun & Bradstreet Corp	1,777,504
46,747		Insperity, Inc	5,135,158
83,170		Kforce, Inc	2,563,299
31,354		Kimball International, Inc (Class B)	516,087
33,457		Korn/Ferry International	1,510,249
31,660		Manpower, Inc	2,415,341
36,065		Quad Graphics, Inc	556,483
44,194		Robert Half International, Inc	2,675,063
38,954	*	SP Plus Corp	1,244,970
37,581		Systemax, Inc	1,214,242
32,512	*	TriNet Group, Inc	1,527,739
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	22,640,201

CONSUMER DURABLES & APPAREL - 3.5%
45,400	*	American Outdoor Brands Corp	621,072
7,717	*	Cavco Industries, Inc	1,548,107
22,300		Columbia Sportswear Co	2,013,244
94,056	*	Fossil Group, Inc	2,041,956
57

TIAA-CREF FUNDS - Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

21,070	*	G-III Apparel Group Ltd	$839,850
22,810		Hooker Furniture Corp	667,649
7,452	*	Lululemon Athletica, Inc	1,048,720
67,648	*	MCBC Holdings, Inc	2,007,793
49,209	*	Meritage Homes Corp	1,833,035
28,311		Movado Group, Inc	1,090,256
1,288	*	NVR, Inc	2,883,871
45,400	*	Roku, Inc	2,524,240
11,600		Skyline Corp	276,428
86,999	*	Taylor Morrison Home Corp	1,438,963
78,249	*,e	Turtle Beach Corp	1,388,920
		TOTAL CONSUMER DURABLES & APPAREL	22,224,104

CONSUMER SERVICES - 2.8%
131,093		Bloomin’ Brands, Inc	2,615,305
102,268	*	Career Education Corp	1,470,614
11,010	*	Carrols Restaurant Group, Inc	144,891
8,592		Domino’s Pizza, Inc	2,309,444
134,500		Extended Stay America, Inc	2,189,660
38,778	*	frontdoor, Inc	1,320,391
23,787	*	Hilton Grand Vacations, Inc	639,157
38,658		Hyatt Hotels Corp	2,675,134
52,863	*	Regis Corp	890,213
77,556	*	ServiceMaster Global Holdings, Inc	3,325,601
4,800		Strategic Education Inc	603,936
		TOTAL CONSUMER SERVICES	18,184,346

DIVERSIFIED FINANCIALS - 4.3%
145,985		BGC Partners, Inc (Class A)	1,545,981
100,366	*	Cannae Holdings, Inc	1,853,760
29,527		FirstCash, Inc	2,373,971
43,604	*	Green Dot Corp	3,302,567
31,924	*	INTL FCStone, Inc	1,445,519
122,092		Ladder Capital Corp	2,056,029
149,453		Ladenburg Thalmann Financial Services, Inc	413,985
54,475		Lazard Ltd (Class A)	2,164,837
67,526		LPL Financial Holdings, Inc	4,159,602
15,368		Morningstar, Inc	1,917,926
154,305		OM Asset Management plc	1,759,077
63,489	*	OneMain Holdings, Inc	1,810,706
35,800		SEI Investments Co	1,913,510
6,000		Vanguard Small-Cap ETF	876,780
		TOTAL DIVERSIFIED FINANCIALS	27,594,250

ENERGY - 5.1%
195,170	*,e	Approach Resources, Inc	325,934
52,747	*	Bonanza Creek Energy, Inc	1,358,235
490,827	*	Clean Energy Fuels Corp	1,084,728
34,800	*	CONSOL Energy, Inc	1,386,432
197,578	*	Denbury Resources, Inc	681,644
51,638	*	Energen Corp	3,716,387
58

TIAA-CREF FUNDS - Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

48,699	*	Exterran Corp	$1,017,322
118,249	*	FTS International, Inc	1,514,770
51,117		Helmerich & Payne, Inc	3,184,078
269,245	*	HighPoint Resources Corp	1,001,591
127,586	*	Keane Group, Inc	1,603,756
95,467	e	Liberty Oilfield Services, Inc	1,811,963
57,716		Murphy Oil Corp	1,838,832
121,342	*	Parsley Energy, Inc	2,841,829
24,235		Peabody Energy Corp	859,131
135,171	*	Renewable Energy Group, Inc	4,201,115
192,589	*	Superior Energy Services	1,507,972
29,136	*	Whiting Petroleum Corp	1,086,773
66,209		World Fuel Services Corp	2,118,688
		TOTAL ENERGY	33,141,180

FOOD & STAPLES RETAILING - 1.0%
60,699	*	Performance Food Group Co	1,779,695
131,285	*,e	Rite Aid Corp	157,542
88,380		Spartan Stores, Inc	1,577,583
83,532	*	US Foods Holding Corp	2,436,628
		TOTAL FOOD & STAPLES RETAILING	5,951,448

FOOD, BEVERAGE & TOBACCO - 1.3%
20,419		Cal-Maine Foods, Inc	993,793
83,891		Lamb Weston Holdings, Inc	6,556,921
24,477	*	Primo Water Corp	408,031
32,000	*	Simply Good Foods Co	606,720
		TOTAL FOOD, BEVERAGE & TOBACCO	8,565,465

HEALTH CARE EQUIPMENT & SERVICES - 6.5%
22,571	*	athenahealth, Inc	2,878,705
61,061		Encompass Health Corp	4,109,405
55,393		Hill-Rom Holdings, Inc	4,657,443
10,420	*	ICU Medical, Inc	2,654,287
25,714	*	Integer Holding Corp	1,914,922
11,025	*	iRhythm Technologies, Inc	851,792
19,700	*	LivaNova plc	2,206,203
42,860	*	MEDNAX, Inc	1,769,689
32,382	*	Orthofix International NV	1,969,473
28,949	*	Oxford Immunotec Global plc	446,104
42,783	*	Providence Service Corp	2,827,528
27,038		STERIS Plc	2,955,524
61,294	*	Veeva Systems, Inc	5,599,207
20,452	*	WellCare Health Plans, Inc	5,644,548
51,100	*	Wright Medical Group NV	1,378,678
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	41,863,508

HOUSEHOLD & PERSONAL PRODUCTS - 1.3%
49,177		Energizer Holdings, Inc	2,890,132
18,895		Medifast, Inc	3,999,694
14,954	*	USANA Health Sciences, Inc	1,749,917
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	8,639,743
59

TIAA-CREF FUNDS - Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

INSURANCE - 2.9%
42,582		American Equity Investment Life Holding Co	$1,329,410
56,529		Aspen Insurance Holdings Ltd	2,367,434
16,200		Assurant, Inc	1,574,802
46,359		Axis Capital Holdings Ltd	2,586,369
80,528		Brown & Brown, Inc	2,269,279
21,051		Crawford & Co (Class B)	193,880
9,159		Erie Indemnity Co (Class A)	1,187,831
81,500		Old Republic International Corp	1,797,075
38,587		ProAssurance Corp	1,694,741
11,936		Reinsurance Group of America, Inc (Class A)	1,699,328
2,410		White Mountains Insurance Group Ltd	2,136,875
		TOTAL INSURANCE	18,837,024

MATERIALS - 5.0%
34,531		American Vanguard Corp	555,949
38,774		Avery Dennison Corp	3,517,577
70,232	*	Berry Plastics Group, Inc	3,063,520
27,982		Boise Cascade Co	861,566
43,056		Cabot Corp	2,095,966
42,735		Carpenter Technology Corp	1,863,673
72,868		CF Industries Holdings, Inc	3,499,850
39,223		Domtar Corp	1,816,417
14,700		Eagle Materials, Inc	1,085,448
41,477	*	Ingevity Corp	3,777,725
80,397		Louisiana-Pacific Corp	1,750,243
38,358	*	Omnova Solutions, Inc	283,466
30,291		Packaging Corp of America	2,781,017
30,943		Reliance Steel & Aluminum Co	2,442,021
36,660		Royal Gold, Inc	2,809,256
		TOTAL MATERIALS	32,203,694

MEDIA & ENTERTAINMENT - 2.2%
73,235		AMC Entertainment Holdings, Inc	1,410,506
56,675	*	AMC Networks, Inc	3,320,021
75,396	*	Care.com, Inc	1,326,970
4,699	*	IAC/InterActiveCorp	923,776
131,509	*	Liberty TripAdvisor Holdings, Inc	1,896,360
8,622	*	Madison Square Garden Co	2,385,018
78,513		Tribune Co	2,984,279
		TOTAL MEDIA & ENTERTAINMENT	14,246,930

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.0%
85,178	*	Akebia Therapeutics, Inc	637,983
8,506	*	Alnylam Pharmaceuticals, Inc	684,138
69,278	*	AMAG Pharmaceuticals, Inc	1,489,477
23,630	*	Amicus Therapeutics, Inc	264,184
65,020	*	Amneal Pharmaceuticals, Inc	1,199,619
24,241	*	ANI Pharmaceuticals, Inc	1,176,416
70,406	*	Array Biopharma, Inc	1,140,577
60

TIAA-CREF FUNDS - Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

19,094	*	Bio-Rad Laboratories, Inc (Class A)	$5,209,798
15,866		Bio-Techne Corp	2,661,046
2,412	*	Bluebird Bio, Inc	276,656
122,400		Bruker BioSciences Corp	3,834,792
55,235	*	Catalent, Inc	2,228,180
33,269	*	Charles River Laboratories International, Inc	4,052,829
4,053	*	Clovis Oncology, Inc	47,136
84,731	*	Enzo Biochem, Inc	281,307
25,854	*	Genomic Health, Inc	1,853,990
54,226	*	Halozyme Therapeutics, Inc	842,130
84,189	*	Immunogen, Inc	457,146
66,554	*	Iovance Biotherapeutics, Inc	604,310
44,139	*	Mallinckrodt plc	1,106,123
21,800	*	Medpace Holdings, Inc	1,135,780
10,472	*	Neurocrine Biosciences, Inc	1,122,075
17,498	*	Pacira Pharmaceuticals, Inc	855,477
34,023		Phibro Animal Health Corp	1,460,267
83,265	*	QIAGEN NV	3,022,520
25,264	*	Retrophin, Inc	648,274
53,010	*	Sangamo Biosciences, Inc	671,637
4,227	*	Sarepta Therapeutics, Inc	565,404
25,671	*	Seattle Genetics, Inc	1,440,913
12,900	*	Spectrum Pharmaceuticals, Inc	153,510
29,132	*,e	Theravance Biopharma, Inc	707,034
12,484	*	United Therapeutics Corp	1,383,976
106,421	*	Vanda Pharmaceuticals, Inc	2,018,806
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	45,233,510

REAL ESTATE - 9.7%
49,872		American Assets Trust, Inc	1,913,090
64,359		American Campus Communities, Inc	2,542,824
71,893		BraeMar Hotels & Resorts, Inc	764,942
47,488		Camden Property Trust	4,286,742
102,856		CatchMark Timber Trust Inc	910,276
150,362		Columbia Property Trust, Inc	3,375,627
35,758		CoreCivic, Inc	803,125
71,297		Douglas Emmett, Inc	2,580,238
73,604		Equity Commonwealth	2,191,927
55,104	e	Farmland Partners, Inc	377,462
42,415		First Industrial Realty Trust, Inc	1,302,140
79,569		Gaming and Leisure Properties, Inc	2,680,680
50,952		Getty Realty Corp	1,367,042
52,300		Healthcare Trust of America, Inc	1,373,398
49,405		Highwoods Properties, Inc	2,106,629
110,280		Kennedy-Wilson Holdings, Inc	2,093,114
97,441		Liberty Property Trust	4,079,855
92,418		Mack-Cali Realty Corp	1,876,085
63,903		MedEquities Realty Trust, Inc	528,478
33,064		NexPoint Residential Trust, Inc	1,178,401
20,075		One Liberty Properties, Inc	520,545
99,758		Outfront Media, Inc	1,767,712
41,866		Potlatch Corp	1,517,643
8,035		PS Business Parks, Inc	1,049,371
61

TIAA-CREF FUNDS - Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

61,454		Regency Centers Corp	$3,893,725
218,192		Retail Properties of America, Inc	2,677,216
152,232		RLJ Lodging Trust	2,959,390
12,430		RMR Group, Inc	943,188
44,529		Sun Communities, Inc	4,473,828
52,199		Taubman Centers, Inc	2,871,467
71,663		Xenia Hotels & Resorts, Inc	1,472,675
		TOTAL REAL ESTATE	62,478,835

RETAILING - 4.8%
56,404		American Eagle Outfitters, Inc	1,300,676
97,383	*	Barnes & Noble Education, Inc	556,057
24,288	*	Burlington Stores, Inc	4,165,149
24,464	*,e	Carvana Co	947,980
13,200		Children’s Place Retail Stores, Inc	1,972,080
51,673		Citi Trends, Inc	1,308,877
86,342		Core-Mark Holding Co, Inc	3,316,396
53,400		DSW, Inc (Class A)	1,417,770
46,590	*	Etsy, Inc	1,981,007
51,805	*,e	Lands’ End, Inc	844,940
43,253		Nordstrom, Inc	2,844,750
26,913	*,e	RH	3,114,103
104,733	*	Sleep Number Corp	3,809,139
26,702	*	Wayfair, Inc	2,944,964
33,244	*	Zumiez, Inc	773,255
		TOTAL RETAILING	31,297,143

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.6%
263,243	*	Advanced Micro Devices, Inc	4,793,655
56,774		Brooks Automation, Inc	1,761,697
47,620	*	First Solar, Inc	1,990,516
110,243		Marvell Technology Group Ltd	1,809,088
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	10,354,956

SOFTWARE & SERVICES - 7.7%
148,127	*	A10 Networks, Inc	860,618
40,509	*	Aspen Technology, Inc	3,438,809
58,131	*	Black Knight, Inc	2,835,049
10,209	*	CACI International, Inc (Class A)	1,821,898
64,035	*	Cadence Design Systems, Inc	2,854,040
101,300	*	Cloudera, Inc	1,393,888
150,954	*	Everi Holdings, Inc	1,086,869
86,246	*	Five9, Inc	3,394,642
42,484		Hackett Group, Inc	869,648
55,122	*	Hortonworks, Inc	984,479
39,319	*	Imperva, Inc	2,176,307
234,173	*	Limelight Networks, Inc	943,717
77,261	*	Model N, Inc	1,186,729
40,106		Pegasystems, Inc	2,146,473
90,500		Perspecta, Inc	2,216,345
58,768		Progress Software Corp	1,888,804
62

TIAA-CREF FUNDS - Quant Small/Mid-Cap Equity Fund

SHARES		COMPANY	VALUE

17,200	*	Proofpoint, Inc	$1,564,340
24,717	*	RingCentral, Inc	1,921,252
133,200		Sabre Corp	3,283,380
24,985	*	SPS Commerce, Inc	2,325,854
19,759	*	Trade Desk, Inc	2,441,224
46,040	*	Twilio, Inc	3,463,129
52,359	*	Workiva, Inc	1,784,918
49,688	*	Zendesk, Inc	2,731,349
		TOTAL SOFTWARE & SERVICES	49,613,761

TECHNOLOGY HARDWARE & EQUIPMENT - 5.0%
161,232	*	Aerohive Networks, Inc	617,518
42,779	*	Arrow Electronics, Inc	2,896,566
76,224		Avnet, Inc	3,054,296
66,658		CDW Corp	5,999,887
40,402	*	Cray, Inc	916,721
139,323	*	Harmonic, Inc	767,670
52,287	*	Insight Enterprises, Inc	2,702,715
34,045		InterDigital, Inc	2,415,493
102,794		Jabil Circuit, Inc	2,542,096
60,594	*	Keysight Technologies, Inc	3,458,705
33,030	*	Sanmina Corp	835,659
69,626	*	Trimble Navigation Ltd	2,602,620
21,320	*	Zebra Technologies Corp (Class A)	3,545,516
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	32,355,462

TELECOMMUNICATION SERVICES - 0.8%
70,753		Telephone & Data Systems, Inc	2,181,315
98,412	*	Zayo Group Holdings, Inc	2,940,551
		TOTAL TELECOMMUNICATION SERVICES	5,121,866

TRANSPORTATION - 2.2%
13,015		Copa Holdings S.A. (Class A)	942,677
49,609	*	Echo Global Logistics, Inc	1,275,447
27,699		Forward Air Corp	1,661,663
82,841	*	Hub Group, Inc (Class A)	3,795,774
28,213		Landstar System, Inc	2,823,839
70,155		Marten Transport Ltd	1,351,185
88,022	*	Radiant Logistics, Inc	478,840
38,316		Skywest, Inc	2,195,124
		TOTAL TRANSPORTATION	14,524,549

UTILITIES - 2.4%
80,364		Clearway Energy, Inc (Class A)	1,560,669
28,016		ONE Gas, Inc	2,210,742
11,627		Pinnacle West Capital Corp	956,321
52,795		Portland General Electric Co	2,379,999
73,027		UGI Corp	3,874,812
201,943	*	Vistra Energy Corp	4,569,970
		TOTAL UTILITIES	15,552,513

		TOTAL COMMON STOCKS	644,243,456
		(Cost $582,043,945)
63

TIAA-CREF FUNDS - Quant Small/Mid-Cap Equity Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 1.2%

GOVERNMENT AGENCY DEBT - 0.0%
$400,000		Federal Home Loan Bank (FHLB)	2.170%	11/01/18	$400,000
		TOTAL GOVERNMENT AGENCY DEBT			400,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.2%
7,596,786	c	State Street Navigator Securities Lending Government Money Market Portfolio			7,596,786
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			7,596,786

		TOTAL SHORT-TERM INVESTMENTS			7,996,786
		(Cost $7,996,786)
		TOTAL INVESTMENTS - 100.8%			652,240,242
		(Cost $590,040,731)
		OTHER ASSETS & LIABILITIES, NET - (0.8)%			(5,473,511)
		NET ASSETS - 100.0%			$646,766,731

Abbreviation(s):
ETF Exchange Traded Fund

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $7,386,403.
64

TIAA-CREF FUNDS - Social Choice Equity Fund

TIAA-CREF FUNDS

SOCIAL CHOICE EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.3%

AUTOMOBILES & COMPONENTS - 0.6%
12,746		BorgWarner, Inc	$502,320
55,976		Delphi Automotive plc	4,298,957
66,583		Harley-Davidson, Inc	2,544,802
22,556	*	Modine Manufacturing Co	293,453
39,858	*	Tesla, Inc	13,444,901
		TOTAL AUTOMOBILES & COMPONENTS	21,084,433

BANKS - 5.2%
1,694		Ameris Bancorp	72,656
26,689		Associated Banc-Corp	618,651
1,865,710		Bank of America Corp	51,307,025
15,284		Bank OZK	418,170
3,518		Banner Corp	203,411
339,486		BB&T Corp	16,689,132
6,267		Brookline Bancorp, Inc	97,138
5,378		Bryn Mawr Bank Corp	214,797
3,985		Camden National Corp	161,592
402,083		Citizens Financial Group, Inc	15,017,800
440		Columbia Banking System, Inc	16,320
108,335		Comerica, Inc	8,835,803
306		Commerce Bancshares, Inc	19,462
1,572		Community Trust Bancorp, Inc	71,542
3,270		Cullen/Frost Bankers, Inc	320,198
24,167	*	Customers Bancorp, Inc	495,182
20,125	*	FCB Financial Holdings, Inc	787,491
10,422		Federal Agricultural Mortgage Corp (Class C)	727,872
244,290		Fifth Third Bancorp	6,593,387
2,352		First Financial Corp	107,863
38,991		First Republic Bank	3,547,791
1,130		FNB Corp	13,368
540		Glacier Bancorp, Inc	22,896
1,279		Hancock Holding Co	53,667
275		Hanmi Financial Corp	5,770
8,920		Heartland Financial USA, Inc	474,009
3,902		Heritage Financial Corp	127,673
14,400	*	HomeStreet, Inc	374,112
13,122	*	HomeTrust Bancshares, Inc	357,706
5,708		Investors Bancorp, Inc	63,815
654,066		Keycorp	11,877,839
3,075		Live Oak Bancshares, Inc	56,580
90,129		M&T Bank Corp	14,908,238
17,553	*	MGIC Investment Corp	214,322
310		NBT Bancorp, Inc	11,312
69,768		New York Community Bancorp, Inc	668,377
65

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

35,524	*	NMI Holdings, Inc	$750,977
22,664		Northfield Bancorp, Inc	298,485
45,811		OFG Bancorp	782,910
7,838		Old National Bancorp	139,908
13,091		Opus Bank	248,598
8,836		PacWest Bancorp	358,918
982		People’s United Financial, Inc	15,378
33,865		Pinnacle Financial Partners, Inc	1,771,140
201,503		PNC Financial Services Group, Inc	25,891,120
682,855		Regions Financial Corp	11,588,049
3,755		Signature Bank	412,675
1,416		State Bank & Trust Co	36,207
12,826		Stock Yards Bancorp, Inc	406,712
16,030	*	SVB Financial Group	3,802,797
1,879	*	Texas Capital Bancshares, Inc	122,567
17,614	*	The Bancorp, Inc	184,947
502		Trico Bancshares	18,082
22,913	*	Tristate Capital Holdings, Inc	577,866
350		Trustmark Corp	10,780
2,167		UMB Financial Corp	138,363
650		Umpqua Holdings Corp	12,480
6,031		Union Bankshares Corp	205,898
3,046		United Bankshares, Inc	101,036
1,133		Univest Corp of Pennsylvania	28,280
3,230		Webster Financial Corp	190,053
1,553		Westamerica Bancorporation	90,400
13,557	*	Western Alliance Bancorp	653,990
230		Wintrust Financial Corp	17,512
684		WSFS Financial Corp	29,091
55,123		Zions Bancorporation	2,593,537
		TOTAL BANKS	187,031,723

CAPITAL GOODS - 6.7%
167,230		3M Co	31,817,180
11,556		A.O. Smith Corp	526,145
954		Acuity Brands, Inc	119,861
3,315		Air Lease Corp	126,302
11,569		Argan, Inc	509,267
5,479	*	Astronics Corp	159,768
33,934	*	Axon Enterprise, Inc	2,094,407
46,198		Barnes Group, Inc	2,614,807
419	*	Beacon Roofing Supply, Inc	11,694
46,759	*	Builders FirstSource, Inc	578,876
186,879		Caterpillar, Inc	22,672,160
1,817		Cubic Corp	119,213
35,835		Cummins, Inc	4,898,286
99,550		Deere & Co	13,483,052
27,134		Dover Corp	2,247,781
8,974	*	DXP Enterprises, Inc	285,194
137,592		Eaton Corp	9,861,219
1,365		EMCOR Group, Inc	96,888
50,744	*	Esterline Technologies Corp	5,955,316
59,517		Fastenal Co	3,059,769
66

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

44,771		Fortive Corp	$3,324,247
300		GATX Corp	22,479
22,437		Graco, Inc	911,615
245		Granite Construction, Inc	11,201
1,410		H&E Equipment Services, Inc	33,967
17,572		Hexcel Corp	1,028,313
160,575		Illinois Tool Works, Inc	20,484,553
53,624		Ingersoll-Rand plc	5,144,687
249,032		Johnson Controls International plc	7,961,553
83,032	*,e	KEYW Holding Corp, The	650,141
38,241		L3 Technologies, Inc	7,245,522
171,085		Masco Corp	5,132,550
11,329	*	Mercury Systems, Inc	530,877
2,279		MSC Industrial Direct Co (Class A)	184,736
3,829	*	MYR Group, Inc	127,850
22,506	*	Nexeo Solutions, Inc	235,188
84,023		PACCAR, Inc	4,806,956
41,230		Parker-Hannifin Corp	6,251,705
96,651	*,e	Plug Power, Inc	178,804
46,206	*	Quanta Services, Inc	1,441,627
37,955		Rockwell Automation, Inc	6,252,327
137,607		Rockwell Collins, Inc	17,616,448
36,980		Roper Industries, Inc	10,461,642
2,611		Rush Enterprises, Inc (Class A)	92,403
33,429	*	Sensata Technologies Holding plc	1,567,820
9,292		Snap-On, Inc	1,430,410
41,695		Spirit Aerosystems Holdings, Inc (Class A)	3,502,797
14,045		Stanley Works	1,636,523
45,543	*	Teledyne Technologies, Inc	10,077,755
10,913	*	Titan Machinery, Inc	155,510
39,929	*	TransDigm Group, Inc	13,186,552
20,679	*	United Rentals, Inc	2,482,928
13,198	*	Veritiv Corp	440,021
13,236		W.W. Grainger, Inc	3,758,627
1,174		Wabash National Corp	17,727
76,814	*	Wesco Aircraft Holdings, Inc	781,967
1,355	*	WESCO International, Inc	67,994
11,083		Woodward Governor Co	816,152
36,530		Xylem, Inc	2,395,637
		TOTAL CAPITAL GOODS	243,686,996

COMMERCIAL & PROFESSIONAL SERVICES - 1.1%
540		ABM Industries, Inc	16,605
9,872		ACCO Brands Corp	79,667
4,684	*	Cimpress NV	585,453
190,676	*	Copart, Inc	9,325,963
650		Covanta Holding Corp	9,548
290		Essendant, Inc	3,695
4,232		Exponent, Inc	213,547
4,282		Heidrick & Struggles International, Inc	147,772
8,866	*	Huron Consulting Group, Inc	483,108
262,982	*	IHS Markit Ltd	13,814,444
67

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

12,692		Insperity, Inc	$1,394,216
1,760		Kelly Services, Inc (Class A)	41,342
5,758		Kimball International, Inc (Class B)	94,777
590		Knoll, Inc	11,711
10,228		Manpower, Inc	780,294
14,602	*	Mistras Group, Inc	290,580
430		Mobile Mini, Inc	17,682
8,831		Navigant Consulting, Inc	190,750
970	*	On Assignment, Inc	65,068
19,611		Resources Connection, Inc	320,052
52,605		Robert Half International, Inc	3,184,181
1,210		Steelcase, Inc (Class A)	20,086
33,675	*,e	Team, Inc	670,132
120,100		TransUnion	7,896,575
2,825	*	TriNet Group, Inc	132,747
2,208		Viad Corp	105,741
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	39,895,736

CONSUMER DURABLES & APPAREL - 1.5%
13,930		Callaway Golf Co	298,102
22,010	*	Century Communities, Inc	467,052
396		Columbia Sportswear Co	35,751
490		Ethan Allen Interiors, Inc	9,379
48,285	*	Fossil Group, Inc	1,048,267
9,306	*	Green Brick Partners, Inc	87,476
53,158		Hanesbrands, Inc	912,191
258		Hasbro, Inc	23,661
2,202	*	Helen of Troy Ltd	273,312
12,394	*	iRobot Corp	1,092,779
30,181		Lennar Corp (Class A)	1,297,179
10,411	*,e	LGI Homes, Inc	445,487
12,186	*	Lululemon Athletica, Inc	1,714,936
75,045	*,e	Mattel, Inc	1,019,111
7,028	*	Meritage Homes Corp	261,793
595	*	Michael Kors Holdings Ltd	32,969
17,259	*	Mohawk Industries, Inc	2,152,715
1,458		Movado Group, Inc	56,148
140,701		Newell Rubbermaid, Inc	2,234,332
402,616		Nike, Inc (Class B)	30,212,305
1,614		PVH Corp	194,955
399	*	Tempur Sealy International, Inc	18,438
65,920	*	Under Armour, Inc	1,307,194
80,428	*	Under Armour, Inc (Class A)	1,778,263
4,706	*	Unifi, Inc	107,720
74,386		VF Corp	6,165,112
9,044		Whirlpool Corp	992,669
		TOTAL CONSUMER DURABLES & APPAREL	54,239,296

CONSUMER SERVICES - 2.3%
4,314	*	American Public Education, Inc	141,197
43,236		ARAMARK Holdings Corp	1,553,037
4,297	*	Bright Horizons Family Solutions	493,768
68

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

27,978		Carriage Services, Inc	$533,261
5,410	*	Chipotle Mexican Grill, Inc (Class A)	2,490,385
13,555		Choice Hotels International, Inc	994,937
33,819		Darden Restaurants, Inc	3,603,415
320		DineEquity, Inc	25,933
26,826	*	El Pollo Loco Holdings, Inc	335,593
12,999	*	frontdoor, Inc	442,616
130,060		Hilton Worldwide Holdings, Inc	9,256,370
51,691	*	Houghton Mifflin Harcourt Co	346,330
165,797		Marriott International, Inc (Class A)	19,380,011
55,172	*	Norwegian Cruise Line Holdings Ltd	2,431,430
6,278	*	Red Robin Gourmet Burgers, Inc	189,596
60,499		Royal Caribbean Cruises Ltd	6,336,060
38,369		Service Corp International	1,591,162
25,999	*	ServiceMaster Global Holdings, Inc	1,114,837
474,043		Starbucks Corp	27,622,486
9,266		Vail Resorts, Inc	2,328,731
2,296	*	Weight Watchers International, Inc	151,766
		TOTAL CONSUMER SERVICES	81,362,921

DIVERSIFIED FINANCIALS - 6.5%
58,449		Ally Financial, Inc	1,485,189
262,826		American Express Co	27,000,115
26,292		Ameriprise Financial, Inc	3,345,394
359,835		Bank of New York Mellon Corp	17,030,991
49,759		BlackRock, Inc	20,471,848
194,338		Capital One Financial Corp	17,354,383
426,206		Charles Schwab Corp	19,707,766
124,077		CME Group, Inc	22,735,869
280		Cohen & Steers, Inc	10,749
182,870		Discover Financial Services	12,740,553
26,410	*	E*TRADE Financial Corp	1,305,182
8,872		Factset Research Systems, Inc	1,985,199
77,683		Franklin Resources, Inc	2,369,332
9,333	*	Green Dot Corp	706,881
165,102		Invesco Ltd	3,584,365
4,700		Invesco Mortgage Capital, Inc	70,876
24,238		Legg Mason, Inc	683,996
42,240		Moody’s Corp	6,145,075
536,542		Morgan Stanley	24,498,508
14,006	*,m	NewStar Financial, Inc	3,635
119,931		Northern Trust Corp	11,281,909
55,811	*	On Deck Capital, Inc	385,096
5,668	*,e	PRA Group, Inc	174,801
119,778		S&P Global, Inc	21,837,925
123,600		State Street Corp	8,497,500
52,574		T Rowe Price Group, Inc	5,099,152
87,469		TD Ameritrade Holding Corp	4,523,897
25,591		Voya Financial, Inc	1,119,862
		TOTAL DIVERSIFIED FINANCIALS	236,156,048
69

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

ENERGY - 5.3%
85,638	*	Antero Resources Corp	$1,360,788
88,873		Apache Corp	3,362,066
38,878		Archrock, Inc	398,888
161,663		Baker Hughes a GE Co	4,314,785
5,874	*	Bonanza Creek Energy, Inc	151,255
12,899	*	California Resources Corp	404,255
83,614	*	Cheniere Energy, Inc	5,051,122
18,391		Cimarex Energy Co	1,461,533
408,764		ConocoPhillips	28,572,604
26,742	*,e	Covia Holdings Corp	154,569
18,082		Delek US Holdings, Inc	663,971
157,061	*	Denbury Resources, Inc	541,860
142,795		Devon Energy Corp	4,626,558
1,150	*	Energen Corp	82,765
58,484		EQT Corp	1,986,701
16,785	*	Exterran Corp	350,639
42,574	*	Forum Energy Technologies, Inc	381,463
20,460		Green Plains Renewable Energy, Inc	348,638
86,778	*	Helix Energy Solutions Group, Inc	739,349
75,067		Hess Corp	4,308,846
1,203,650		Kinder Morgan, Inc	20,486,123
307,867		Marathon Oil Corp	5,846,394
14,654	*	Matrix Service Co	297,916
78,097	*	McDermott International, Inc	603,690
204,528		National Oilwell Varco, Inc	7,526,630
10,506	*	Natural Gas Services Group, Inc	202,766
58,596	*	Newpark Resources, Inc	481,073
108,339		Noble Energy, Inc	2,692,224
3,520	*	Oasis Petroleum, Inc	35,411
340,807		Occidental Petroleum Corp	22,857,925
12,097	*	Oceaneering International, Inc	229,117
422	*	Oil States International, Inc	9,398
159,210		Oneok, Inc	10,444,176
25,647		PBF Energy, Inc	1,073,327
50,732		Pioneer Natural Resources Co	7,471,302
31,821	*,e	Renewable Energy Group, Inc	988,997
515,891		Schlumberger Ltd	26,470,367
169,358	*	Southwestern Energy Co	904,372
114,436	*	Superior Energy Services	896,034
13,397		Targa Resources Investments, Inc	692,223
133,378	*	Tetra Technologies, Inc	396,133
22,379	e	US Silica Holdings Inc	313,306
217,050		Valero Energy Corp	19,771,085
368,330	*,e	Weatherford International Ltd	497,245
80,727		Williams Cos, Inc	1,964,088
31,849		World Fuel Services Corp	1,019,168
		TOTAL ENERGY	193,433,145

FOOD & STAPLES RETAILING - 0.6%
35,243		Casey’s General Stores, Inc	4,444,495
22,230	*	Chefs’ Warehouse Holdings, Inc	747,595
70,264	*	Performance Food Group Co	2,060,140
70

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

10,211		Pricesmart, Inc	$716,302
29,550	*	Smart & Final Stores, Inc	149,227
33,896		Spartan Stores, Inc	605,044
120,401	*	Sprouts Farmers Market, Inc	3,237,583
57,509	*	United Natural Foods, Inc	1,249,670
253,564	*	US Foods Holding Corp	7,396,462
11,147		Weis Markets, Inc	514,434
		TOTAL FOOD & STAPLES RETAILING	21,120,952

FOOD, BEVERAGE & TOBACCO - 3.7%
112,950		Archer Daniels Midland Co	5,336,888
26,746		Bunge Ltd	1,652,903
75,680	e	Campbell Soup Co	2,831,189
861,963		Coca-Cola Co	41,270,789
229,108		General Mills, Inc	10,034,930
3,800	*	Hain Celestial Group, Inc	94,544
70,402		Hormel Foods Corp	3,072,343
118,265		Kellogg Co	7,743,992
17,709		McCormick & Co, Inc	2,550,096
580,901		Mondelez International, Inc	24,386,224
336,015		PepsiCo, Inc	37,761,366
674	*	TreeHouse Foods, Inc	30,707
		TOTAL FOOD, BEVERAGE & TOBACCO	136,765,971

HEALTH CARE EQUIPMENT & SERVICES - 7.0%
18,978	*	Abiomed, Inc	6,475,294
14,457	*	Acadia Healthcare Co, Inc	599,965
77,582	*	Accuray, Inc	348,343
42,919	*	Align Technology, Inc	9,493,683
19,211	*	Amedisys, Inc	2,113,210
21,087	*	AMN Healthcare Services, Inc	1,067,424
42,164	*	Angiodynamics, Inc	861,410
29,851	*	athenahealth, Inc	3,807,197
18,911	*	AtriCure, Inc	601,559
109,975		Becton Dickinson & Co	25,349,237
60,590	*	Brookdale Senior Living, Inc	541,069
20,471	*	Capital Senior Living Corp	184,239
142,328		Cardinal Health, Inc	7,201,797
108,343	*	Centene Corp	14,119,260
122,525	*	Cerner Corp	7,018,232
59,065	*	Cerus Corp	395,735
5,600		Cigna Corp	1,197,336
21,203	*	Civitas Solutions, Inc	306,595
19,097	e	Computer Programs & Systems, Inc	477,425
13,508		Cooper Cos, Inc	3,489,251
4,329	*	Corvel Corp	250,909
17,829	*	Cross Country Healthcare, Inc	157,430
195,548		CVS Health Corp	14,155,720
52,454		Dentsply Sirona, Inc	1,816,482
1,590	*	Diplomat Pharmacy, Inc	31,546
76,386	*	Edwards Lifesciences Corp	11,274,574
71

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

49,909	*	Endologix, Inc	$60,889
26,220	*	GenMark Diagnostics, Inc	139,753
12,520	*	Glaukos Corp	725,409
6,696	*	Globus Medical, Inc	353,884
7,898	*	Haemonetics Corp	825,104
111,678		HCA Holdings, Inc	14,912,363
22,037	*	Henry Schein, Inc	1,829,071
2,640	*	HMS Holdings Corp	76,085
82,508	*	Hologic, Inc	3,216,987
72,680		Humana, Inc	23,287,399
43,591	*	IDEXX Laboratories, Inc	9,246,523
18,829	*	Integer Holding Corp	1,402,196
41,902	*	Laboratory Corp of America Holdings	6,727,366
5,520		LeMaitre Vascular, Inc	147,384
15,190	*	LHC Group, Inc	1,388,822
21,680	*	LifePoint Hospitals, Inc	1,406,165
7,921	*	LivaNova plc	887,073
1,635	*	Magellan Health Services, Inc	106,373
9,720	*	Medidata Solutions, Inc	683,316
26,417	*	Merit Medical Systems, Inc	1,508,939
1,816	*	NextGen Healthcare, Inc	26,822
25,565	*	Omnicell, Inc	1,807,445
37,310	*	OraSure Technologies, Inc	518,609
5,709	*	Orthofix International NV	347,221
3,428	*	Penumbra, Inc	466,208
1,887	*	Premier, Inc	84,915
11,279	*	Providence Service Corp	745,429
22,904		Quest Diagnostics, Inc	2,155,495
5,122	*	Quidel Corp	329,652
36,676		Resmed, Inc	3,884,722
14,148	*	Select Medical Holdings Corp	234,574
9,466	*	Staar Surgical Co	379,681
17,725	*,e	Surgery Partners, Inc	240,883
9,903	*	Tactile Systems Technology, Inc	648,448
40,313	*	Teladoc, Inc	2,795,303
20,417	*	Tivity Health, Inc	702,549
14,688	*	Triple-S Management Corp (Class B)	252,046
192,239		UnitedHealth Group, Inc	50,241,663
3,727		US Physical Therapy, Inc	400,727
13,533	*	Varian Medical Systems, Inc	1,615,434
44,728	*	Veeva Systems, Inc	4,085,903
18,508	*	Vocera Communications, Inc	642,413
3,149		West Pharmaceutical Services, Inc	333,542
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	255,205,707

HOUSEHOLD & PERSONAL PRODUCTS - 2.1%
2,378		Clorox Co	353,014
260,833		Colgate-Palmolive Co	15,532,605
64,627		Estee Lauder Cos (Class A)	8,882,335
50,403		Kimberly-Clark Corp	5,257,033
513,754		Procter & Gamble Co	45,559,705
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	75,584,692
72

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

INSURANCE - 3.8%
75,657		Allstate Corp	$7,241,888
455,720		American International Group, Inc	18,816,679
26,961		Aspen Insurance Holdings Ltd	1,129,126
8,868		Axis Capital Holdings Ltd	494,745
193,657		Chubb Ltd	24,189,696
142,304		Loews Corp	6,625,674
237,157		Marsh & McLennan Cos, Inc	20,099,056
46,413		Principal Financial Group	2,184,660
243,434		Progressive Corp	16,967,350
244,541		Prudential Financial, Inc	22,933,055
128,444		Travelers Cos, Inc	16,072,198
		TOTAL INSURANCE	136,754,127

MATERIALS - 3.3%
98,530		Air Products & Chemicals, Inc	15,208,105
19,127		Albemarle Corp	1,897,781
7,701		Aptargroup, Inc	785,194
80,864		Ball Corp	3,622,707
791		Bemis Co, Inc	36,204
17,130		Celanese Corp (Series A)	1,660,582
31,721	*	Century Aluminum Co	251,865
21,368	*	Clearwater Paper Corp	515,823
46,693		Commercial Metals Co	889,969
1,709		Compass Minerals International, Inc	82,904
152,686		Ecolab, Inc	23,383,861
2,950	*	Ferro Corp	49,973
945		H.B. Fuller Co	42,015
3,111		International Flavors & Fragrances, Inc	450,037
99,782		International Paper Co	4,526,111
14,484		Kapstone Paper and Packaging Corp	506,940
127,282	*	Linde plc	21,061,352
22,260		Louisiana-Pacific Corp	484,600
116,805		LyondellBasell Industries AF S.C.A	10,427,182
2,692		Martin Marietta Materials, Inc	461,086
10,187		Minerals Technologies, Inc	557,738
121,472		Mosaic Co	3,758,344
137,664		Newmont Mining Corp	4,256,571
205,346		Nucor Corp	12,140,056
2,337		Reliance Steel & Aluminum Co	184,436
55,648		Royal Gold, Inc	4,264,306
4,126		Schnitzer Steel Industries, Inc (Class A)	110,989
6,530		Sealed Air Corp	211,311
26,220	*	Summit Materials, Inc	353,970
16,409		Trinseo S.A.	884,117
13,175	*,e	US Concrete, Inc	430,032
27,076		Vulcan Materials Co	2,738,467
67,182		WestRock Co	2,886,811
		TOTAL MATERIALS	119,121,439
73

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

MEDIA & ENTERTAINMENT - 2.6%
711		Cable One, Inc	$636,871
8,053		Cinemark Holdings, Inc	334,763
40,660		Clear Channel Outdoor Holdings, Inc (Class A)	236,641
181,655	*,e	Discovery, Inc (Class A)	5,883,805
197,556	*	Discovery, Inc (Class C)	5,790,366
58,359		Entravision Communications Corp (Class A)	288,294
106,087	*	Gray Television, Inc	1,836,366
54,214		Interpublic Group of Cos, Inc	1,255,596
2,205		John Wiley & Sons, Inc (Class A)	119,599
123,847	*	Liberty Broadband Corp (Class C)	10,270,632
46,566	*	Live Nation, Inc	2,435,402
5,583	*	Loral Space & Communications, Inc	249,337
114,962	*	NetFlix, Inc	34,693,232
58,591		New York Times Co (Class A)	1,546,802
113,293		Omnicom Group, Inc	8,419,936
182,283	*	Pandora Media, Inc	1,549,406
320		Scholastic Corp	13,882
23,476		Sinclair Broadcast Group, Inc (Class A)	672,353
1,880,461	e	Sirius XM Holdings, Inc	11,320,375
79,880	*	TripAdvisor, Inc	4,164,943
29,875		World Wrestling Entertainment, Inc (Class A)	2,168,626
		TOTAL MEDIA & ENTERTAINMENT	93,887,227

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.1%
271,896		AbbVie, Inc	21,167,104
54,132	*,e	Acadia Pharmaceuticals, Inc	1,054,491
11,304	*	Acceleron Pharma, Inc	573,904
9,986	*	Acorda Therapeutics, Inc	190,832
18,110	*	Aduro Biotech, Inc	76,786
150,551		Agilent Technologies, Inc	9,754,199
15,764	*	Agios Pharmaceuticals, Inc	994,078
56,815	*	Akorn, Inc	378,956
170,731		Amgen, Inc	32,915,230
60,354	*	Bellicum Pharmaceuticals, Inc	245,641
85,758	*	BioCryst Pharmaceuticals, Inc	627,748
56,305	*	Biogen Idec, Inc	17,131,922
43,960	*	BioMarin Pharmaceutical, Inc	4,051,793
9,691	*	Bluebird Bio, Inc	1,111,558
421,024		Bristol-Myers Squibb Co	21,278,553
5,167	*	Catalent, Inc	208,437
196,371	*	Celgene Corp	14,060,164
40,045	*	Coherus Biosciences, Inc	468,126
18,378	*	Collegium Pharmaceutical, Inc	294,967
285,016		Eli Lilly & Co	30,907,135
4,990	*,e	Esperion Thereapeutics, Inc	226,696
28,683	*	FibroGen, Inc	1,229,640
4,680	*,e	Flexion Therapeutics Inc	63,367
288,576		Gilead Sciences, Inc	19,675,112
16,242	*	Halozyme Therapeutics, Inc	252,238
45,560	*	Illumina, Inc	14,175,994
68,890	*	Inovio Pharmaceuticals, Inc	339,628
18,561	*	Intersect ENT, Inc	520,822
74

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

48,629	*	Iovance Biotherapeutics, Inc	$441,551
56,297	*	IQVIA Holdings, Inc	6,920,590
2,376	*	Jazz Pharmaceuticals plc	377,356
5,838	*	Mettler-Toledo International, Inc	3,192,335
42,726	*	Nektar Therapeutics	1,652,642
89,462	*,e	Opko Health, Inc	302,382
35,677	*,e	Paratek Pharmaceuticals, Inc	265,794
5,870		PerkinElmer, Inc	507,638
2,879		Perrigo Co plc	202,394
57,915	*	Prestige Brands Holdings, Inc	2,094,206
80,041	*	Progenics Pharmaceuticals, Inc	401,005
16,217	*	Prothena Corp plc	201,091
5,837	*	Sage Therapeutics, Inc	751,105
37,874	*	Sangamo Biosciences, Inc	479,864
15,601	*	Sarepta Therapeutics, Inc	2,086,790
583,697		Schering-Plough Corp	42,965,936
4,385	*	Spark Therapeutics, Inc	197,281
13,444	*,e	TESARO, Inc	388,263
25,761	*,e	Theravance Biopharma, Inc	625,219
17,724	*	Ultragenyx Pharmaceutical, Inc	858,728
71,046	*	Vertex Pharmaceuticals, Inc	12,039,455
18,425	*	Waters Corp	3,495,038
195,884		Zoetis, Inc	17,658,943
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	292,080,727

REAL ESTATE - 3.7%
8,692		Alexandria Real Estate Equities, Inc	1,062,423
11,117	*,e	Altisource Portfolio Solutions S.A.	280,482
23,462		American Campus Communities, Inc	926,984
171,641		American Tower Corp	26,743,384
72,632		Boston Properties, Inc	8,771,040
36,800		Brixmor Property Group, Inc	596,160
17,071		CatchMark Timber Trust Inc	151,078
100,412	e	CBL & Associates Properties, Inc	331,360
79,390	*	CBRE Group, Inc	3,198,623
17,160		Coresite Realty	1,610,638
8,358		Douglas Emmett, Inc	302,476
58,576		Duke Realty Corp	1,614,940
19,598		Easterly Government Properties, Inc	356,096
36,148		Equinix, Inc	13,690,694
3,961		Federal Realty Investment Trust	491,362
33,420		First Industrial Realty Trust, Inc	1,025,994
12,660		Forest City Realty Trust, Inc	318,526
540		Franklin Street Properties Corp	3,758
204,267		HCP, Inc	5,627,556
142,301		Host Marriott Corp	2,719,372
32,022	*	Howard Hughes Corp	3,571,093
100,069		Iron Mountain, Inc	3,063,112
76,492		iStar Financial, Inc	803,166
5,945		Jones Lang LaSalle, Inc	786,286
266		Kilroy Realty Corp	18,322
15,135		Liberty Property Trust	633,703
75

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

17,343		NorthStar Realty Europe Corp	$232,743
4,166		Paramount Group, Inc	59,532
540		Piedmont Office Realty Trust, Inc	9,731
325,786		Prologis, Inc	21,003,423
22,163		QTS Realty Trust, Inc	849,286
24,711	e	Realogy Holdings Corp	471,239
7,331		Regency Centers Corp	464,492
2,009		RMR Group, Inc	152,443
45,216	*	SBA Communications Corp	7,332,679
8,006		Senior Housing Properties Trust	128,656
10,081		Tier REIT, Inc	218,455
30,349		UDR, Inc	1,189,377
61,707		Vornado Realty Trust	4,201,013
297		Washington REIT	8,277
205,082		Welltower, Inc	13,549,768
198,571		Weyerhaeuser Co	5,287,946
		TOTAL REAL ESTATE	133,857,688

RETAILING - 5.5%
21,420	*	1-800-FLOWERS.COM, Inc (Class A)	223,839
2,432		Aaron’s, Inc	114,620
24,346		Advance Auto Parts, Inc	3,889,517
56,825		Best Buy Co, Inc	3,986,842
15,862	*	Booking Holdings, Inc	29,734,588
250	e	Buckle, Inc	5,100
43,488	*	CarMax, Inc	2,953,270
83,739	*	Etsy, Inc	3,560,582
115,768		Expedia, Inc	14,520,780
6,360	*	Five Below, Inc	723,895
106,784		Gap, Inc	2,915,203
22,125	*	Genesco, Inc	946,729
48,349	*,e	GNC Holdings, Inc	177,924
593,289	*	Groupon, Inc	1,940,055
18,815		Haverty Furniture Cos, Inc	381,568
29,239	*	Hibbett Sports, Inc	510,805
250,264		Home Depot, Inc	44,016,432
93,965		Kohl’s Corp	7,115,970
71,757	*	LKQ Corp	1,956,814
264,241		Lowe’s Companies, Inc	25,161,028
4,455	*	MarineMax, Inc	101,396
26,766		Nordstrom, Inc	1,760,400
73,155		Nutri/System, Inc	2,601,392
5,216		Office Depot, Inc	13,353
38,851	*,e	Overstock.com, Inc	781,682
397		Pool Corp	57,863
113,728	*	Quotient Technology, Inc	1,463,679
22,483	*	Rent-A-Center, Inc	320,383
141,284		Ross Stores, Inc	13,987,116
5,448	*	Sally Beauty Holdings, Inc	97,029
12,547		Shoe Carnival, Inc	511,039
67,590	*	Shutterfly, Inc	3,379,500
77,767		Target Corp	6,503,654
14,544		Tiffany & Co	1,618,747
76

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

60,523		TJX Companies, Inc	$6,650,267
15,754		Tractor Supply Co	1,447,635
17,401	*	Ulta Beauty, Inc	4,776,923
63,703	*,e	Wayfair, Inc	7,025,804
33,837	e	Williams-Sonoma, Inc	2,009,241
860		Winmark Corp	132,174
5,569	*	Zumiez, Inc	129,535
		TOTAL RETAILING	200,204,373

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.1%
349,407		Applied Materials, Inc	11,488,502
11,151	*	Cirrus Logic, Inc	417,493
11,757	*	First Solar, Inc	491,443
24,001	*	Integrated Device Technology, Inc	1,123,487
880,467		Intel Corp	41,276,293
49,979		Lam Research Corp	7,083,524
117,856		NVIDIA Corp	24,847,580
286,342		Texas Instruments, Inc	26,581,128
20,892	e	Universal Display Corp	2,569,925
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	115,879,375

SOFTWARE & SERVICES - 11.2%
196,457		Accenture plc	30,965,552
22,404	*	Aspen Technology, Inc	1,901,876
102,486	*	Autodesk, Inc	13,246,315
42,197	*,e	Benefitfocus, Inc	1,499,259
263,082	*	Black Knight, Inc	12,830,509
12,432		Blackbaud, Inc	891,623
234,714		Booz Allen Hamilton Holding Co	11,627,732
208,679		CA, Inc	9,257,000
110,902	*	Cadence Design Systems, Inc	4,942,902
60,148	*	Cardtronics plc	1,633,620
40,160	*	ChannelAdvisor Corp	465,053
251,766	*	Conduent, Inc	4,808,731
55,469		CSG Systems International, Inc	1,946,962
16,527	*	Ellie Mae, Inc	1,095,410
66,032	*	Euronet Worldwide, Inc	7,341,438
48,703	*	ExlService Holdings, Inc	3,121,862
2,334	*	Fair Isaac Corp	449,785
246,542		International Business Machines Corp	28,458,343
113,870		Intuit, Inc	24,026,570
216,899	*	Limelight Networks, Inc	874,103
54,815		LogMeIn, Inc	4,720,668
1,133,847	d	Microsoft Corp	121,106,198
59,539	*	MINDBODY, Inc	1,895,722
51,460	*	MoneyGram International, Inc	218,190
61,195	*	New Relic, Inc	5,461,654
54,403	*	Nutanix, Inc	2,258,268
5,290	*	OneSpan, Inc	77,631
716,227		Oracle Corp	34,980,527
15,813	*	Paycom Software, Inc	1,979,788
77

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

8,400	*	Paylocity Holding Corp	$552,636
31,697	*	Perficient, Inc	793,059
56,919	*	PTC, Inc	4,690,695
21,141	*	Qualys, Inc	1,506,085
47,308	*	RingCentral, Inc	3,677,251
213,708	*	salesforce.com, Inc	29,329,286
44,694		Science Applications International Corp	3,106,680
72,051	*	ServiceSource International LLC	95,828
43,743	*	SPS Commerce, Inc	4,072,036
67,259	*	Sykes Enterprises, Inc	2,062,833
25,887	*	Tableau Software, Inc	2,761,625
139,395	*	Teradata Corp	5,073,978
64,472		TiVo Corp	709,192
163,822		Travelport Worldwide Ltd	2,450,777
12,085		TTEC Holdings, Inc	301,158
40,424	*	Twilio, Inc	3,040,693
9,913	*	Ultimate Software Group, Inc	2,643,103
38,053	*	Virtusa Corp	1,887,048
30,134	*	Zendesk, Inc	1,656,466
		TOTAL SOFTWARE & SERVICES	404,493,720

TECHNOLOGY HARDWARE & EQUIPMENT - 8.1%
2,919	*	Anixter International, Inc	191,749
690,980		Apple, Inc	151,227,883
40,047		AVX Corp	667,984
8,124		Badger Meter, Inc	398,970
1,070		Belden CDT, Inc	57,833
103,060		Benchmark Electronics, Inc	2,249,800
983,102		Cisco Systems, Inc	44,976,917
303	*	Coherent, Inc	37,311
359,893		Corning, Inc	11,498,581
34,511	*	Cray, Inc	783,055
34,326		CTS Corp	916,161
22,592		Daktronics, Inc	165,147
99,736		Dolby Laboratories, Inc (Class A)	6,862,834
45,906	*	Fabrinet	1,988,648
18,340	*	FARO Technologies, Inc	926,904
40,091	*	Finisar Corp	669,119
758,600		Hewlett Packard Enterprise Co	11,568,650
871,113		HP, Inc	21,028,668
11,733	*	Insight Enterprises, Inc	606,479
182		InterDigital, Inc	12,913
28,977	*	Itron, Inc	1,510,861
134,096		Jabil Circuit, Inc	3,316,194
15,930	*	Keysight Technologies, Inc	909,284
17,293	*	Kimball Electronics, Inc	318,191
15,821		Littelfuse, Inc	2,866,132
9,728	*	Lumentum Holdings, Inc	531,635
6,814		Methode Electronics, Inc	201,694
49,310		Motorola, Inc	6,043,434
120,617		National Instruments Corp	5,906,614
19,428	*	Novanta, Inc	1,130,904
500	*	OSI Systems, Inc	34,580
78

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

23,378	*	Plexus Corp	$1,365,275
13,761	*	Ribbon Communications, Inc	93,575
11,038	*	Rogers Corp	1,358,336
30,286	*	Scansource, Inc	1,177,520
13,734		SYNNEX Corp	1,065,896
42,266	*	Tech Data Corp	2,986,516
81,317	*	TTM Technologies, Inc	951,409
73,134		Vishay Intertechnology, Inc	1,338,352
135,124		Xerox Corp	3,765,906
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	293,707,914

TELECOMMUNICATION SERVICES - 1.0%
15,618	*	Boingo Wireless, Inc	489,312
555,917		CenturyLink, Inc	11,474,127
65,553	*	Cincinnati Bell, Inc	930,197
24,512		Cogent Communications Group, Inc	1,274,134
82,226	e	Consolidated Communications Holdings, Inc	1,029,470
150,201	*	Iridium Communications, Inc	2,975,482
94,482	*	Orbcomm, Inc	900,413
1,375,137	*	Sprint Corp	8,415,838
261,355	*	Vonage Holdings Corp	3,465,567
215,693	*	Zayo Group Holdings, Inc	6,444,907
		TOTAL TELECOMMUNICATION SERVICES	37,399,447

TRANSPORTATION - 2.7%
158		Allegiant Travel Co	18,034
310		Arkansas Best Corp	11,507
2,385	*	Avis Budget Group, Inc	67,066
200,629		CSX Corp	13,815,313
197,594		Delta Air Lines, Inc	10,814,320
8		Expeditors International of Washington, Inc	537
17,741	*	Hertz Global Holdings, Inc	243,939
180		Landstar System, Inc	18,016
61,462		Norfolk Southern Corp	10,315,168
9		Ryder System, Inc	498
179,530		Southwest Airlines Co	8,814,923
187,341		Union Pacific Corp	27,393,001
231,633		United Parcel Service, Inc (Class B)	24,678,180
		TOTAL TRANSPORTATION	96,190,502

UTILITIES - 3.6%
258,499		American Electric Power Co, Inc	18,963,487
12,632		American Water Works Co, Inc	1,118,311
180,018		Consolidated Edison, Inc	13,681,368
295,308		Dominion Resources, Inc	21,090,897
13,916		DTE Energy Co	1,564,158
95,077		Edison International	6,597,393
134,706		Eversource Energy	8,521,502
290		Ormat Technologies, Inc	14,839
206,735		Public Service Enterprise Group, Inc	11,045,851
105,409		Sempra Energy	11,607,639
79

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

22,226		South Jersey Industries, Inc	$656,556
442,367		Southern Co	19,919,786
104,830		WEC Energy Group, Inc	7,170,372
169,001		Xcel Energy, Inc	8,282,739
		TOTAL UTILITIES	130,234,898

		TOTAL COMMON STOCKS	3,599,379,057
		(Cost $2,812,791,312)

RIGHTS / WARRANTS - 0.0%

COMMERCIAL & PROFESSIONAL SERVICES - 0.0%
21,053	†,m	Media General, Inc	0
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	0

		TOTAL RIGHTS / WARRANTS	0
		(Cost $0)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 3.3%

GOVERNMENT AGENCY DEBT - 1.3%
$47,710,000		Federal Home Loan Bank (FHLB)	2.050%	11/01/18	47,710,000
		TOTAL GOVERNMENT AGENCY DEBT			47,710,000

TREASURY DEBT - 0.9%
14,580,000		United States Treasury Bill	2.088	11/01/18	14,580,000
15,060,000		United States Treasury Bill	2.126	11/08/18	15,053,847
		TOTAL TREASURY DEBT			29,633,847

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.1%
40,268,715	c	State Street Navigator Securities Lending Government Money Market Portfolio			40,268,715
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			40,268,715

		TOTAL SHORT-TERM INVESTMENTS			117,612,562
		(Cost $117,612,491)
		TOTAL INVESTMENTS - 102.6%			3,716,991,619
		(Cost $2,930,403,803)
		OTHER ASSETS & LIABILITIES, NET - (2.6)%			(93,599,087)
		NET ASSETS - 100.0%			$3,623,392,532
80

TIAA-CREF FUNDS - Social Choice Equity Fund

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $40,481,094.
m	Indicates a security that has been deemed illiquid.

Futures contracts outstanding as of October 31, 2018 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	122	12/21/18	$16,433,024	$16,537,710	$104,686
81

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

TIAA-CREF FUNDS

SOCIAL CHOICE LOW CARBON EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.0%

AUTOMOBILES & COMPONENTS - 0.7%
669	*	Cooper-Standard Holding, Inc	$61,983
1,891		Delphi Automotive plc	145,229
1,647	*	Tesla, Inc	555,566
		TOTAL AUTOMOBILES & COMPONENTS	762,778

BANKS - 5.3%
292		Arrow Financial Corp	10,261
58,437		Bank of America Corp	1,607,018
12,195		BB&T Corp	599,506
339		Camden National Corp	13,746
12,833		Citizens Financial Group, Inc	479,313
3,253		Comerica, Inc	265,315
497	*	Customers Bancorp, Inc	10,184
129		Federal Agricultural Mortgage Corp (Class C)	9,009
15,903		Fifth Third Bancorp	429,222
119		First Commonwealth Financial Corp	1,607
340		First Financial Corp	15,592
869		First Republic Bank	79,070
31		Hanmi Financial Corp	650
414	*	HomeStreet, Inc	10,756
648	*	HomeTrust Bancshares, Inc	17,664
14,226		Keycorp	258,344
262		Live Oak Bancshares, Inc	4,821
3,325		M&T Bank Corp	549,988
940	*	MGIC Investment Corp	11,477
1,534		OFG Bancorp	26,216
230		Opus Bank	4,368
6,315		PNC Financial Services Group, Inc	811,414
22,455		Regions Financial Corp	381,061
1,072	*	SVB Financial Group	254,311
2,221	*	The Bancorp, Inc	23,321
356	*	Tristate Capital Holdings, Inc	8,978
47		Union Bankshares Corp	1,605
1,616		Zions Bancorporation	76,033
		TOTAL BANKS	5,960,850

CAPITAL GOODS - 7.1%
5,226		3M Co	994,299
1,659		Air Lease Corp	63,208
349		Argan, Inc	15,363
521	*	Armstrong Flooring, Inc	8,102
774	*	Axon Enterprise, Inc	47,771
102		Carlisle Cos, Inc	9,852
7,063		Caterpillar, Inc	856,883
82

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

5,060		Deere & Co	$685,326
565	*	DXP Enterprises, Inc	17,956
7,233		Eaton Corp	518,389
271		EMCOR Group, Inc	19,236
1,017	*	Esterline Technologies Corp	119,355
668		Fastenal Co	34,342
1,535		Hexcel Corp	89,828
5,177		Illinois Tool Works, Inc	660,430
1,473		Ingersoll-Rand plc	141,320
10,293		Johnson Controls International plc	329,067
1,603	*	KEYW Holding Corp, The	12,551
1,669		L3 Technologies, Inc	316,225
401	*	Lydall, Inc	11,978
384	*	MYR Group, Inc	12,822
631	*	Nexeo Solutions, Inc	6,594
2,868		Parker-Hannifin Corp	434,875
3,941	*	Plug Power, Inc	7,291
2,387	*	Quanta Services, Inc	74,474
873		Rockwell Automation, Inc	143,809
4,978		Rockwell Collins, Inc	637,284
1,325		Roper Industries, Inc	374,843
265		Spirit Aerosystems Holdings, Inc (Class A)	22,263
943		Stanley Works	109,878
1,424	*	Teledyne Technologies, Inc	315,103
245	*	Titan Machinery, Inc	3,491
1,671	*	TransDigm Group, Inc	551,848
413	*	Veritiv Corp	13,769
537		W.W. Grainger, Inc	152,492
2,368	*	Wesco Aircraft Holdings, Inc	24,106
21	*	WESCO International, Inc	1,054
777		Woodward Governor Co	57,218
1,197		Xylem, Inc	78,499
		TOTAL CAPITAL GOODS	7,973,194

COMMERCIAL & PROFESSIONAL SERVICES - 1.6%
428	*	Cimpress NV	53,496
8,962	*	Copart, Inc	438,331
556		Essendant, Inc	7,083
260		Heidrick & Struggles International, Inc	8,973
526	*	Huron Consulting Group, Inc	28,662
278		ICF International, Inc	20,472
12,382	*	IHS Markit Ltd	650,426
162		Insperity, Inc	17,796
7		Kforce, Inc	216
876		Kimball International, Inc (Class B)	14,419
753	*	Mistras Group, Inc	14,985
328		Multi-Color Corp	17,436
728		Resources Connection, Inc	11,881
1,685		RR Donnelley & Sons Co	9,891
418	*	SP Plus Corp	13,359
1,049	*	Team, Inc	20,875
6,832		TransUnion	449,204
40	*	TrueBlue, Inc	933
83

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

486		Viad Corp	$23,275
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	1,801,713

CONSUMER DURABLES & APPAREL - 1.3%
733	*	Century Communities, Inc	15,554
864	*	Green Brick Partners, Inc	8,122
5		Hasbro, Inc	458
277		Hooker Furniture Corp	8,108
439	*	Lululemon Athletica, Inc	61,780
670	*	Mattel, Inc	9,099
3,349		Newell Rubbermaid, Inc	53,182
12,513		Nike, Inc (Class B)	938,976
370	*	Unifi, Inc	8,469
4,203		VF Corp	348,345
		TOTAL CONSUMER DURABLES & APPAREL	1,452,093

CONSUMER SERVICES - 2.4%
214	*	American Public Education, Inc	7,004
3,007		ARAMARK Holdings Corp	108,011
176	*	Bright Horizons Family Solutions	20,224
628		Carriage Services, Inc	11,970
25	*	Chipotle Mexican Grill, Inc (Class A)	11,508
922	*	El Pollo Loco Holdings, Inc	11,534
818	*	frontdoor, Inc	27,853
6,205		Hilton Worldwide Holdings, Inc	441,610
2,484	*	Houghton Mifflin Harcourt Co	16,643
4,505		Marriott International, Inc (Class A)	526,590
559	*	Red Robin Gourmet Burgers, Inc	16,882
4,152		Royal Caribbean Cruises Ltd	434,839
1,636	*	ServiceMaster Global Holdings, Inc	70,152
26		Six Flags Entertainment Corp	1,400
188	*	Sotheby’s (Class A)	7,896
14,768		Starbucks Corp	860,531
555		Vail Resorts, Inc	139,483
191	*	Weight Watchers International, Inc	12,625
		TOTAL CONSUMER SERVICES	2,726,755

DIVERSIFIED FINANCIALS - 6.4%
3,269		Ally Financial, Inc	83,065
8,280		American Express Co	850,604
523		Ameriprise Financial, Inc	66,546
13,976		Bank of New York Mellon Corp	661,484
1,588		BlackRock, Inc	653,335
7,382		Capital One Financial Corp	659,213
16,107		Charles Schwab Corp	744,788
4,346		CME Group, Inc	796,361
3,787		Discover Financial Services	263,840
805	*	Donnelley Financial Solutions, Inc	12,518
520		Dynex Capital, Inc	3,011
1,149		Moody’s Corp	167,157
13,294		Morgan Stanley	607,004
84

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

544	*,m	NewStar Financial, Inc	$141
755		Northern Trust Corp	71,023
1,767	*	On Deck Capital, Inc	12,192
3,629		S&P Global, Inc	661,639
6,001		State Street Corp	412,569
1,591		T Rowe Price Group, Inc	154,311
4,891		TD Ameritrade Holding Corp	252,963
		TOTAL DIVERSIFIED FINANCIALS	7,133,764

ENERGY - 4.7%
3,207		Archrock, Inc	32,904
18,209		Baker Hughes a GE Co	485,998
1,207	*	C&J Energy Services, Inc	22,667
10,292	*	Cheniere Energy, Inc	621,740
1,032	*	Covia Holdings Corp	5,965
3,475		Delek US Holdings, Inc	127,602
1,294	*	Dril-Quip, Inc	55,073
566	*	Exterran Corp	11,824
1,980	*	Forum Energy Technologies, Inc	17,741
879	*	Frank’s International NV	6,241
1,410		Green Plains Renewable Energy, Inc	24,026
6,183	*	Helix Energy Solutions Group, Inc	52,679
1,281	*	Keane Group, Inc	16,102
884	*	KLX Energy Services Holdings, Inc	25,539
1,158	*	Matrix Service Co	23,542
4,262	*	McDermott International, Inc	32,945
16,441		National Oilwell Varco, Inc	605,029
413	*	Natural Gas Services Group, Inc	7,971
420	*	NCS Multistage Holdings, Inc	4,746
3,044	*	Newpark Resources, Inc	24,991
4,345	*	Oceaneering International, Inc	82,294
1,986	*	Oil States International, Inc	44,228
10,401		Oneok, Inc	682,306
5,264		PBF Energy, Inc	220,298
1,634	*	Renewable Energy Group, Inc	50,785
2,187		RPC, Inc	32,543
16,194		Schlumberger Ltd	830,914
1,984	*	Select Energy Services, Inc	18,967
6,173		Targa Resources Investments, Inc	318,959
4,972	*	Tetra Technologies, Inc	14,767
2,257		US Silica Holdings Inc	31,598
15,686	*	Weatherford International Ltd	21,176
27,779		Williams Cos, Inc	675,863
2,829		World Fuel Services Corp	90,528
		TOTAL ENERGY	5,320,551

FOOD & STAPLES RETAILING - 0.8%
648		Andersons, Inc	23,328
1,352		Casey’s General Stores, Inc	170,501
963	*	Chefs’ Warehouse Holdings, Inc	32,386
3,512	*	Performance Food Group Co	102,972
934		Pricesmart, Inc	65,520
85

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

386	*	Smart & Final Stores, Inc	$1,949
1,332		Spartan Stores, Inc	23,776
5,314	*	Sprouts Farmers Market, Inc	142,893
2,041	*	United Natural Foods, Inc	44,351
8,080	*	US Foods Holding Corp	235,694
336		Weis Markets, Inc	15,506
		TOTAL FOOD & STAPLES RETAILING	858,876

FOOD, BEVERAGE & TOBACCO - 3.7%
1,666		Bunge Ltd	102,959
27,163		Coca-Cola Co	1,300,564
209	*	Farmer Bros Co	5,039
309	*	Freshpet, Inc	11,773
10,787		General Mills, Inc	472,471
87	*	Hain Celestial Group, Inc	2,164
3,328		Hormel Foods Corp	145,234
1,833		Kellogg Co	120,025
19,005		Mondelez International, Inc	797,830
10,610		PepsiCo, Inc	1,192,352
		TOTAL FOOD, BEVERAGE & TOBACCO	4,150,411

HEALTH CARE EQUIPMENT & SERVICES - 7.4%
1,538	*	Abiomed, Inc	524,766
1,028	*	Acadia Healthcare Co, Inc	42,662
2,917	*	Accuray, Inc	13,097
2,182	*	Align Technology, Inc	482,658
2,208	*	Allscripts Healthcare Solutions, Inc	26,297
171	*	American Renal Associates Holdings, Inc	3,299
43	*	AMN Healthcare Services, Inc	2,177
877	*	Angiodynamics, Inc	17,917
433	*	athenahealth, Inc	55,225
3,473		Becton Dickinson & Co	800,527
2,394	*	Brookdale Senior Living, Inc	21,378
433	*	Capital Senior Living Corp	3,897
3,486		Cardinal Health, Inc	176,392
4,641	*	Centene Corp	604,815
5,495	*	Cerner Corp	314,754
3,696	*	Cerus Corp	24,763
386	*	Civitas Solutions, Inc	5,582
162		Computer Programs & Systems, Inc	4,050
594	*	Cross Country Healthcare, Inc	5,245
5,928		CVS Health Corp	429,128
331	*	Diplomat Pharmacy, Inc	6,567
4,311	*	Edwards Lifesciences Corp	636,304
295		Encompass Health Corp	19,853
3,525	*	Endologix, Inc	4,300
2,231	*	GenMark Diagnostics, Inc	11,891
5,213		HCA Holdings, Inc	696,092
737	*	Henry Schein, Inc	61,171
3,700	*	Hologic, Inc	144,263
2,218		Humana, Inc	710,669
86

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

1,398	*	IDEXX Laboratories, Inc	$296,544
90	*	Integer Holding Corp	6,702
900	*	Laboratory Corp of America Holdings	144,495
365		LeMaitre Vascular, Inc	9,746
198	*	LHC Group, Inc	18,103
604	*	LifePoint Hospitals, Inc	39,175
62	*	LivaNova plc	6,943
1,000		Meridian Bioscience, Inc	16,210
20	*	Merit Medical Systems, Inc	1,142
118	*	NextGen Healthcare, Inc	1,743
479	*	Omnicell, Inc	33,865
765	*	OraSure Technologies, Inc	10,634
69	*	Penumbra, Inc	9,384
638		Quest Diagnostics, Inc	60,042
30	*	Quidel Corp	1,931
586	*	RadNet, Inc	8,673
144		Resmed, Inc	15,252
241	*	Staar Surgical Co	9,667
315	*	Surgery Partners, Inc	4,281
549	*	Triple-S Management Corp (Class B)	9,421
6,021		UnitedHealth Group, Inc	1,573,588
602	*	Varian Medical Systems, Inc	71,861
1,006	*	Veeva Systems, Inc	91,898
335	*	Vocera Communications, Inc	11,628
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	8,302,667

HOUSEHOLD & PERSONAL PRODUCTS - 2.3%
14		Clorox Co	2,078
11,516		Colgate-Palmolive Co	685,778
3,434		Estee Lauder Cos (Class A)	471,969
16,310		Procter & Gamble Co	1,446,371
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	2,606,196

INSURANCE - 3.9%
5,460		Allstate Corp	522,631
17,109		American International Group, Inc	706,431
6,180		Chubb Ltd	771,944
4,307		Loews Corp	200,534
8,706		Marsh & McLennan Cos, Inc	737,833
6,266		Progressive Corp	436,740
7,685		Prudential Financial, Inc	720,699
2,782		Travelers Cos, Inc	348,112
		TOTAL INSURANCE	4,444,924

MATERIALS - 3.0%
2,485		Albemarle Corp	246,562
2,283	*	Axalta Coating Systems Ltd	56,345
2,860		Ball Corp	128,128
1,276		Celanese Corp (Series A)	123,695
716	*	Clearwater Paper Corp	17,284
4,745		Ecolab, Inc	726,697
5,243		FMC Corp	409,373
87

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

812	*	Forterra, Inc	$3,662
815		H.B. Fuller Co	36,235
264		International Flavors & Fragrances, Inc	38,190
1,462		International Paper Co	66,316
780		Materion Corp	44,327
562		Minerals Technologies, Inc	30,770
14,816		Mosaic Co	458,407
898		Myers Industries, Inc	14,242
10,005		Newmont Mining Corp	309,355
1,721		Reliance Steel & Aluminum Co	135,821
1,046		Royal Gold, Inc	80,155
644	*	Ryerson Holding Corp	5,912
467		Schnitzer Steel Industries, Inc (Class A)	12,562
1,760		Scotts Miracle-Gro Co (Class A)	117,462
1,735		Trinseo S.A.	93,482
670	*	US Concrete, Inc	21,869
1,514		Vulcan Materials Co	153,126
1,118		WestRock Co	48,041
		TOTAL MATERIALS	3,378,018

MEDIA & ENTERTAINMENT - 2.7%
166		Cinemark Holdings, Inc	6,901
506		Clear Channel Outdoor Holdings, Inc (Class A)	2,945
4,084	*	Discovery, Inc (Class A)	132,281
4,068	*	Discovery, Inc (Class C)	119,233
2,764		Entravision Communications Corp (Class A)	13,654
689		Gannett Co, Inc	6,683
1,931	*	Gray Television, Inc	33,426
768	*	Hemisphere Media Group, Inc	10,345
143	*	Imax Corp	2,768
4,053	*	Liberty Broadband Corp (Class C)	336,115
309	*	Loral Space & Communications, Inc	13,800
449		Marcus Corp	17,520
1,486		National CineMedia, Inc	13,300
3,626	*	NetFlix, Inc	1,094,254
5,590		Omnicom Group, Inc	415,449
10,118	*	Pandora Media, Inc	86,003
362		Scholastic Corp	15,704
1,087		Sinclair Broadcast Group, Inc (Class A)	31,132
56,881		Sirius XM Holdings, Inc	342,424
1,037		Tribune Co	39,416
4,603	*	TripAdvisor, Inc	240,000
775		World Wrestling Entertainment, Inc (Class A)	56,257
		TOTAL MEDIA & ENTERTAINMENT	3,029,610

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.6%
11,631		AbbVie, Inc	905,473
274	*	Aclaris Therapeutics, Inc	3,258
5,466		Amgen, Inc	1,053,790
436	*	Bellicum Pharmaceuticals, Inc	1,774
2,403	*	Biogen Idec, Inc	731,161
88

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

17,692		Bristol-Myers Squibb Co	$894,154
8,373	*	Celgene Corp	599,507
403	*	Collegium Pharmaceutical, Inc	6,468
8,937		Eli Lilly & Co	969,128
11,922		Gilead Sciences, Inc	812,842
786	*	Illumina, Inc	244,564
347	*	Inovio Pharmaceuticals, Inc	1,711
1,644	*	Nektar Therapeutics	63,590
416	*	Paratek Pharmaceuticals, Inc	3,099
31	*	Prothena Corp plc	384
18,342		Schering-Plough Corp	1,350,155
1,649	*	Vertex Pharmaceuticals, Inc	279,440
7,755		Zoetis, Inc	699,113
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	8,619,611

REAL ESTATE - 3.9%
446		Alexandria Real Estate Equities, Inc	54,515
164	*	Altisource Portfolio Solutions S.A.	4,138
349		American Campus Communities, Inc	13,789
5,215		American Tower Corp	812,549
1,483		Boston Properties, Inc	179,087
649		CatchMark Timber Trust Inc	5,744
1,911		CBL & Associates Properties, Inc	6,306
1,428	*	CBRE Group, Inc	57,534
37		CyrusOne, Inc	1,969
1,520		Duke Realty Corp	41,906
1,532		Equinix, Inc	580,230
514		Federal Realty Investment Trust	63,762
2,232		Forest City Realty Trust, Inc	56,157
4,263		HCP, Inc	117,446
3,740		Host Marriott Corp	71,471
80	*	Howard Hughes Corp	8,922
6,811		Iron Mountain, Inc	208,485
1,581		iStar Financial, Inc	16,600
10,406		Prologis, Inc	670,875
2,814	*	SBA Communications Corp	456,346
262	*	Tejon Ranch Co	4,978
1,117		UDR, Inc	43,775
2,506		Vornado Realty Trust	170,608
8,970		Welltower, Inc	592,648
7,371		Weyerhaeuser Co	196,290
		TOTAL REAL ESTATE	4,436,130

RETAILING - 5.6%
893	*	1-800-FLOWERS.COM, Inc (Class A)	9,332
927	*	Barnes & Noble Education, Inc	5,293
494	*	Booking Holdings, Inc	926,042
5,060	*	Etsy, Inc	215,151
4,930		Expedia, Inc	618,370
989	*	GNC Holdings, Inc	3,640
18,678	*	Groupon, Inc	61,077
703	*	Hibbett Sports, Inc	12,282
89

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

7,816		Home Depot, Inc	$1,374,678
1,910		Kohl’s Corp	144,644
519	*	Lands’ End, Inc	8,465
2,701	*	LKQ Corp	73,656
8,171		Lowe’s Companies, Inc	778,043
307	*	MarineMax, Inc	6,987
1,275		Nutri/System, Inc	45,339
4,919		Office Depot, Inc	12,593
892	*	Overstock.com, Inc	17,947
3,345	*	Quotient Technology, Inc	43,050
2,578		Ross Stores, Inc	255,222
1,451	*	Shutterfly, Inc	72,550
5,408		Target Corp	452,271
420		Tiffany & Co	46,746
5,429		TJX Companies, Inc	596,539
161		Tractor Supply Co	14,794
518	*	Ulta Beauty, Inc	142,201
2,527	*	Wayfair, Inc	278,703
1,366		Williams-Sonoma, Inc	81,113
104		Winmark Corp	15,984
309	*	Zumiez, Inc	7,187
		TOTAL RETAILING	6,319,899

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.2%
11,608		Applied Materials, Inc	381,671
67		Brooks Automation, Inc	2,079
472	*	First Solar, Inc	19,730
30,503		Intel Corp	1,429,981
543		Lam Research Corp	76,959
4,390		NVIDIA Corp	925,544
8,845		Texas Instruments, Inc	821,081
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	3,657,045

SOFTWARE & SERVICES - 10.8%
6,186		Accenture plc	975,037
4,391	*	Autodesk, Inc	567,537
845	*	Benefitfocus, Inc	30,023
6,051	*	Black Knight, Inc	295,107
5,980		Booz Allen Hamilton Holding Co	296,249
7,618		CA, Inc	337,935
1,680	*	Cardtronics plc	45,629
1,156	*	ChannelAdvisor Corp	13,387
8,116	*	Conduent, Inc	155,016
1,394		CSG Systems International, Inc	48,929
2,097	*	Euronet Worldwide, Inc	233,145
1,414	*	ExlService Holdings, Inc	90,637
8,359		International Business Machines Corp	964,879
3,557		Intuit, Inc	750,527
4,141	*	Limelight Networks, Inc	16,688
2,190		LogMeIn, Inc	188,603
35,561	d	Microsoft Corp	3,798,271
90

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

1,760	*	MINDBODY, Inc	$56,038
1,314	*	MoneyGram International, Inc	5,571
1,880	*	New Relic, Inc	167,790
4,384	*	Nutanix, Inc	181,980
1,335	*	OneSpan, Inc	19,591
22,954		Oracle Corp	1,121,073
1,363	*	Perficient, Inc	34,102
129	*	RingCentral, Inc	10,027
6,680	*	salesforce.com, Inc	916,763
1,795		Science Applications International Corp	124,770
2,687	*	ServiceSource International LLC	3,574
717	*	SPS Commerce, Inc	66,746
1,600	*	Sykes Enterprises, Inc	49,072
5,149	*	Teradata Corp	187,424
2,879		TiVo Corp	31,669
5,315		Travelport Worldwide Ltd	79,512
333		TTEC Holdings, Inc	8,298
2,323	*	Twilio, Inc	174,736
1,191	*	Virtusa Corp	59,062
		TOTAL SOFTWARE & SERVICES	12,105,397

TECHNOLOGY HARDWARE & EQUIPMENT - 8.1%
512	*	Anixter International, Inc	33,633
21,310		Apple, Inc	4,663,907
1,244		AVX Corp	20,750
246		Badger Meter, Inc	12,081
595		Belden CDT, Inc	32,160
2,113		Benchmark Electronics, Inc	46,127
30,579		Cisco Systems, Inc	1,398,989
292		Comtech Telecommunications Corp	8,153
17,519		Corning, Inc	559,732
1,372	*	Cray, Inc	31,131
1,242		CTS Corp	33,149
1,259		Daktronics, Inc	9,203
2,290		Dolby Laboratories, Inc (Class A)	157,575
1,476	*	Fabrinet	63,940
594	*	FARO Technologies, Inc	30,021
29,065		Hewlett Packard Enterprise Co	443,241
28,567		HP, Inc	689,607
565	*	Insight Enterprises, Inc	29,205
550	*	Itron, Inc	28,677
3,552		Jabil Circuit, Inc	87,841
681	*	Keysight Technologies, Inc	38,872
934	*	Kimball Electronics, Inc	17,186
290		Littelfuse, Inc	52,536
172	*	Lumentum Holdings, Inc	9,400
600		Methode Electronics, Inc	17,760
504		Motorola, Inc	61,770
4,381		National Instruments Corp	214,538
461	*	Novanta, Inc	26,835
147	*	OSI Systems, Inc	10,167
556	*	Plexus Corp	32,470
644	*	Ribbon Communications, Inc	4,379
91

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

963	*	Scansource, Inc	$37,441
393		SYNNEX Corp	30,501
988	*	Tech Data Corp	69,812
1,602	*	TTM Technologies, Inc	18,743
48		Vishay Intertechnology, Inc	878
3,852		Xerox Corp	107,355
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	9,129,765

TELECOMMUNICATION SERVICES - 1.2%
1,503	*	Boingo Wireless, Inc	47,089
29,597		CenturyLink, Inc	610,882
1,924	*	Cincinnati Bell, Inc	27,302
1,009		Cogent Communications Group, Inc	52,448
1,570		Consolidated Communications Holdings, Inc	19,656
2,574	*	Gogo, Inc	14,723
4,066	*	Iridium Communications, Inc	80,547
3,098	*	Orbcomm, Inc	29,524
28,946	*	Sprint Corp	177,150
9,716	*	Vonage Holdings Corp	128,834
6,937	*	Zayo Group Holdings, Inc	207,278
		TOTAL TELECOMMUNICATION SERVICES	1,395,433

TRANSPORTATION - 2.2%
10,523		CSX Corp	724,614
6,514		Union Pacific Corp	952,477
7,597		United Parcel Service, Inc (Class B)	809,384
		TOTAL TRANSPORTATION	2,486,475

UTILITIES - 3.1%
6,614		American Water Works Co, Inc	585,537
2,682		Aqua America, Inc	87,246
620		Clearway Energy, Inc (Class A)	12,040
8,152		Consolidated Edison, Inc	619,552
8,929		Edison International	619,583
9,909		Eversource Energy	626,843
1,287		New Jersey Resources Corp	58,044
755		ONE Gas, Inc	59,577
5,817		Sempra Energy	640,568
1,141		Southwest Gas Corp	88,165
958		Spire, Inc	69,532
1,091		TerraForm Power, Inc	12,296
		TOTAL UTILITIES	3,478,983

		TOTAL COMMON STOCKS	111,531,138
		(Cost $100,847,574)

RIGHTS / WARRANTS - 0.0%

COMMERCIAL & PROFESSIONAL SERVICES - 0.0%
1,550	†,m	Media General, Inc	0
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	0

		TOTAL RIGHTS / WARRANTS	0
		(Cost $0)
92

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

PRINCIPAL	ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 2.6%

GOVERNMENT AGENCY DEBT - 2.6%
$2,900,000	Federal Home Loan Bank (FHLB)	2.050%	11/01/18	$2,900,000
	TOTAL GOVERNMENT AGENCY DEBT			2,900,000

	TOTAL SHORT-TERM INVESTMENTS			2,900,000
	(Cost $2,900,000)
	TOTAL INVESTMENTS - 101.6%			114,431,138
	(Cost $103,747,574)
	OTHER ASSETS & LIABILITIES, NET - (1.6)%			(1,722,411)
	NET ASSETS - 100.0%			$112,708,727

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
m	Indicates a security that has been deemed illiquid.

Futures contracts outstanding as of October 31, 2018 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	11	12/21/18	$1,478,827	$1,491,105	$12,278
93

TIAA-CREF FUNDS - Emerging Markets Equity Fund

TIAA-CREF FUNDS

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 96.5%

ARGENTINA - 1.3%
878,080		BBVA Banco Frances S.A. (ADR)	$9,632,537
930,985	*	Loma Negra Cia Industrial Argentina S.A. (ADR)	8,388,175
		TOTAL ARGENTINA	18,020,712

BRAZIL - 11.1%
7,094,600	*	B2W Companhia Global Do Varejo	65,770,173
908,700		Banco do Brasil S.A.	10,438,513
1,609,500		Cia Brasileira de Distribuicao Grupo Pao de Acucar	33,829,125
3,152,500		Cyrela Brazil Realty S.A.	12,367,728
4,620,600		Lojas Americanas S.A.(Preference)	23,342,007
1,087,100		Ultrapar Participacoes S.A.	12,926,018
		TOTAL BRAZIL	158,673,564

CHILE - 0.8%
259,500	e	Sociedad Quimica y Minera de Chile S.A. (ADR)	11,368,695
		TOTAL CHILE	11,368,695

CHINA - 20.9%
234,154	*,n	Alibaba Group Holding Ltd (ADR)	33,315,431
82,700	*	Baidu, Inc (ADR)	15,717,962
21,260,800		Brilliance China Automotive Holdings Ltd	18,650,664
8,978,000	*,†,e,m	China Animal Healthcare Ltd	11,449
1,128,500		China Mobile Hong Kong Ltd	10,571,651
36,031,100	e	China Molybdenum Co Ltd	13,454,963
3,314,700		China Overseas Land & Investment Ltd	10,420,880
68,075,700	*,g	China Tower Corp Ltd	10,330,349
11,335,400		CNOOC Ltd	19,303,946
560,800	*	JD.com, Inc (ADR)	13,190,016
73,700		Netease.com (ADR)	15,318,545
4,643,500		Ping An Insurance Group Co of China Ltd	43,899,779
1,275,700		Sunny Optical Technology Group Co Ltd	11,137,989
1,679,776		Tencent Holdings Ltd	57,547,883
2,902,900	*	Vipshop Holdings Ltd (ADR)	14,108,094
186,700	*,e	Weibo Corp (ADR)	11,017,167
		TOTAL CHINA	297,996,768

COLOMBIA - 0.5%
1,527,360		Almacenes Exito S.A.	6,594,276
		TOTAL COLOMBIA	6,594,276

HONG KONG - 5.9%
22,290	*,†,m	Asia Pacific Investment Partners Ltd	28
621,536	*,†,e,m	China Metal Recycling Holdings Ltd	793
94

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

2,688,300		Galaxy Entertainment Group Ltd	$14,595,137
3,522,660		Melco Crown Entertainment Ltd (ADR)	58,581,836
10,172,400		Sun Art Retail Group Ltd	11,153,128
		TOTAL HONG KONG	84,330,922

INDIA - 7.3%
4,317,931		Bharat Electronics Ltd	5,432,252
895,214		Capital First Ltd	5,648,564
5,495,200		ICICI Bank Ltd	26,356,733
8,868,700	*	Indiabulls Real Estate Ltd	9,011,439
1,991,700		LIC Housing Finance Ltd	11,066,686
1,018,800	*	Multi Commodity Exchange of India Ltd	9,686,416
2,197,500		Reliance Industries Ltd	31,547,914
2,236,300		Yes Bank Ltd	5,687,415
		TOTAL INDIA	104,437,419

INDONESIA - 0.8%
24,303,400		PT Bank Mandiri Persero Tbk	10,920,034
		TOTAL INDONESIA	10,920,034

ITALY - 2.0%
7,896,800		Prada S.p.A	28,053,465
		TOTAL ITALY	28,053,465

KAZAKHSTAN - 1.1%
2,439,900		KAZ Minerals plc	16,109,933
		TOTAL KAZAKHSTAN	16,109,933

KOREA, REPUBLIC OF - 11.0%
89,500		E-Mart Co Ltd	16,100,830
533,000		Kangwon Land, Inc	13,496,618
130,500		Naver Corp	13,141,916
1,977,400		Samsung Electronics Co Ltd	74,025,531
68,300		Samsung SDI Co Ltd	14,203,951
389,500		Shinhan Financial Group Co Ltd	14,507,240
48,600		SK Telecom Co Ltd	11,419,077
		TOTAL KOREA, REPUBLIC OF	156,895,163

MALAYSIA - 3.2%
12,150,510		Bumiputra-Commerce Holdings BHD	16,625,376
8,067,800		Genting BHD	14,158,473
4,096,200		Tenaga Nasional BHD	14,398,698
		TOTAL MALAYSIA	45,182,547

MEXICO - 2.2%
914,800		America Movil S.A. de C.V. (ADR) (Series L)	13,163,972
3,534,700	*	Cemex SAB de C.V. (ADR)	17,814,888
		TOTAL MEXICO	30,978,860

PERU - 0.9%
904,359		Cia de Minas Buenaventura S.A. (ADR) (Series B)	12,516,329
		TOTAL PERU	12,516,329
95

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

PHILIPPINES - 1.4%
37,343,600	*	Alliance Global Group, Inc	$7,952,864
88,606,300	*	Melco Resorts And Entertainment Philippines Corp	11,873,918
		TOTAL PHILIPPINES	19,826,782

PORTUGAL - 0.4%
501,700		Jeronimo Martins SGPS S.A.	6,157,854
		TOTAL PORTUGAL	6,157,854

RUSSIA - 3.8%
243,100		LUKOIL PJSC (ADR)	18,144,984
1,969,018		Sberbank of Russia (ADR)	23,017,820
582,600		X 5 Retail Group NV (GDR)	13,691,100
		TOTAL RUSSIA	54,853,904

SINGAPORE - 1.0%
1,053,524	*,e	Sea Ltd (ADR)	13,748,488
		TOTAL SINGAPORE	13,748,488

SOUTH AFRICA - 4.5%
1,213,800		Absa Group Ltd	12,264,582
218,517		Naspers Ltd (N Shares)	38,328,066
406,600		Sasol Ltd	13,287,668
		TOTAL SOUTH AFRICA	63,880,316

SRI LANKA - 0.7%
11,956,700		John Keells Holdings plc	10,191,402
		TOTAL SRI LANKA	10,191,402

TAIWAN - 9.2%
11,648,500		ASE Industrial Holding Co Ltd	23,494,137
2,537,000		Bizlink Holdings Inc	13,574,352
5,799,900		Chipbond Technology Corp	10,682,187
191,200		Largan Precision Co Ltd	20,891,161
2,388,200		MediaTek, Inc	17,640,766
4,069,000		Taiwan Semiconductor Manufacturing Co Ltd	30,547,538
4,810,700		Win Semiconductors Corp	14,858,774
		TOTAL TAIWAN	131,688,915

THAILAND - 1.0%
1,103,100		Siam Cement PCL (ADR)	13,935,776
		TOTAL THAILAND	13,935,776

TURKEY - 0.6%
7,874,600		Akbank TAS	9,312,385
		TOTAL TURKEY	9,312,385

UNITED ARAB EMIRATES - 0.9%
9,136,200		Emaar Properties PJSC	12,676,454
		TOTAL UNITED ARAB EMIRATES	12,676,454
96

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

UNITED STATES - 0.0%
22,290	*,†,m	Mongolian Metals Corporation	$0
		TOTAL UNITED STATES	0

URUGUAY - 4.0%
7,978,796	a,n	Arcos Dorados Holdings, Inc	57,527,119
		TOTAL URUGUAY	57,527,119

		TOTAL COMMON STOCKS	1,375,878,082
		(Cost $1,506,322,511)

PREFERRED STOCKS - 0.0%

PHILIPPINES - 0.0%
1,721,900	*,†,m	Ayala Land, Inc	3,218
		TOTAL PHILIPPINES	3,218

		TOTAL PREFERRED STOCKS	3,218
		(Cost $4,057)

PURCHASED OPTIONS - 0.1%

BRAZIL - 0.0%
7,500,000		Petroleo Brasileiro S.A.	600,000
		TOTAL BRAZIL	600,000

CHINA - 0.1%
800,000		Alibaba Group Holding Ltd	968,000
		TOTAL CHINA	968,000

UNITED STATES - 0.0%
370,000		iShares MSCI Emerging Markets ETF	140,600
410,000		iShares MSCI Emerging Markets ETF	28,700
		TOTAL UNITED STATES	169,300

		TOTAL PURCHASED OPTIONS	1,737,300
		(Cost $2,726,150)

PRINCIPAL	ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 5.9%

TREASURY DEBT - 4.3%
$10,170,000	United States Treasury Bill	2.085%	11/01/18	10,170,000
31,850,000	United States Treasury Bill	2.101	11/08/18	31,836,987
18,520,000	United States Treasury Bill	2.149	11/15/18	18,504,767
	TOTAL TREASURY DEBT			60,511,754
97

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.6%
23,378,932	c	State Street Navigator Securities Lending Government Money Market Portfolio	$23,378,932
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	23,378,932

		TOTAL SHORT-TERM INVESTMENTS	83,890,686
		(Cost $83,890,460)
		TOTAL INVESTMENTS - 102.5%	1,461,509,286
		(Cost $1,592,943,178)
		OTHER ASSETS & LIABILITIES, NET - (2.5)%	(35,546,539)
		NET ASSETS - 100.0%	$1,425,962,747

Abbreviation(s):
ADR American Depositary Receipt
GDR Global Depositary Receipt
ETF Exchange Traded Fund

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
a	Affiliated holding
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $21,601,440.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2018, the aggregate value of these securities amounted to $10,330,349 or 0.7% of net assets.
m	Indicates a security that has been deemed illiquid.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

Purchased options outstanding as of October 31, 2018 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Alibaba Group Holding Ltd, Call	8,000	$1,576,000	$170.00	12/21/18	$968,000
iShares MSCI Emerging Markets ETF, Call	4,100	94,300	44.00	12/21/18	28,700
iShares MSCI Emerging Markets ETF, Call	3,700	233,100	44.00	03/15/19	140,600
Petroleo Brasileiro S.A., Put	75,000	822,750	11.00	12/21/18	600,000
Total	90,800	$2,726,150			$1,737,300

Written options outstanding as of October 31, 2018 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Alibaba Group Holding Ltd, Call	2,000	$(817,989)	$160.00	12/21/18	$(556,000)
Alibaba Group Holding Ltd, Put	2,000	(795,990)	135.00	12/21/18	(1,190,000)
iShares MSCI Emerging Markets ETF, Put	3,400	(95,199)	35.00	12/21/18	(136,000)
iShares MSCI Emerging Markets ETF, Put	3,400	(231,197)	35.00	03/15/19	(312,800)
Total	10,800	$(1,940,375)			$(2,194,800)
98

TIAA-CREF FUNDS - Emerging Markets Equity Fund

TIAA-CREF FUNDS

EMERGING MARKETS EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2018

SECTOR	VALUE	% OF NET ASSETS
CONSUMER DISCRETIONARY	$379,998,680	26.5%
INFORMATION TECHNOLOGY	217,482,034	15.3
COMMUNICATION SERVICES	210,305,075	14.8
FINANCIALS	209,233,410	14.7
ENERGY	95,810,529	6.7
MATERIALS	93,589,551	6.6
CONSUMER STAPLES	87,526,314	6.1
INDUSTRIALS	37,150,870	2.6
REAL ESTATE	32,111,991	2.3
UTILITIES	14,398,697	1.0
HEALTH CARE	11,449	0.0
SHORT-TERM INVESTMENTS	83,890,686	5.9
OTHER ASSETS & LIABILITIES, NET	(35,546,539)	(2.5)

NET ASSETS	$1,425,962,747	100.0%
99

TIAA-CREF FUNDS - International Equity Fund

TIAA-CREF FUNDS

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.7%

AUSTRIA - 0.9%
1,639,920		Wienerberger AG.	$37,719,802
		TOTAL AUSTRIA	37,719,802

FRANCE - 20.2%
4,090,474		Accor S.A.	186,903,599
93,503		Airbus SE	10,333,411
2,507,456	e,g	ALD S.A.	37,333,936
6,652,010		Credit Agricole S.A.	85,195,297
233,693		Essilor International S.A.	31,917,443
883,781		Nexity	42,263,184
1,659,838		Sanofi-Aventis	148,324,074
2,763,378		Schneider Electric S.A.	199,822,876
1,737,889	e	Vinci S.A.	154,671,074
		TOTAL FRANCE	896,764,894

GERMANY - 12.7%
1,116,874		Bayerische Motoren Werke AG.	96,174,912
288,044		Continental AG.	47,465,605
3,279,311		Daimler AG. (Registered)	194,255,232
1,982,549		Lanxess AG.	122,715,250
6,124,190		TUI AG. (DI)	101,608,081
		TOTAL GERMANY	562,219,080

HONG KONG - 0.5%
1,392,022		Melco Crown Entertainment Ltd (ADR)	23,149,326
		TOTAL HONG KONG	23,149,326

INDIA - 0.9%
469,235		HDFC Bank Ltd	12,183,930
873,153		Housing Development Finance Corp	20,888,900
448,038		IndusInd Bank Ltd	8,637,502
		TOTAL INDIA	41,710,332

ITALY - 7.3%
7,013,618		Mediobanca S.p.A.	61,423,687
1,532,998		Moncler S.p.A	53,237,628
10,250,145		Prada S.p.A	36,413,748
13,318,553	e	UniCredit S.p.A.	170,279,786
		TOTAL ITALY	321,354,849

JAPAN - 21.1%
1,065,539		Dentsu, Inc	49,419,503
2,387,779		Hitachi Ltd	72,994,869
100

TIAA-CREF FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

2,150,815		Ishikawajima-Harima Heavy Industries Co Ltd	$78,682,110
9,743,092		JX Holdings, Inc	65,833,902
2,365,292		Komatsu Ltd	61,597,983
1,139,873		Konami Corp	43,486,376
654,200		Murata Manufacturing Co Ltd	101,816,558
314,536		Nintendo Co Ltd	98,199,017
3,372,965		Sony Corp	182,533,820
879,200	e	Takeda Pharmaceutical Co Ltd	36,451,211
2,494,600		Toyota Motor Corp	146,135,988
		TOTAL JAPAN	937,151,337

KOREA, REPUBLIC OF - 0.4%
91,658		Samsung SDI Co Ltd	19,061,577
		TOTAL KOREA, REPUBLIC OF	19,061,577

NORWAY - 1.4%
1,393,962		Yara International ASA	59,861,359
		TOTAL NORWAY	59,861,359

SPAIN - 1.0%
4,013,404	*,e	Siemens Gamesa Renewable Energy	44,448,434
		TOTAL SPAIN	44,448,434

SWEDEN - 2.8%
1,064,188		Atlas Copco AB (A Shares)	26,308,591
4,607,661		Electrolux AB (Series B)	95,746,198
		TOTAL SWEDEN	122,054,789

SWITZERLAND - 5.9%
29,976		Burckhardt Compression Holding AG.	9,933,063
15,364,656		Credit Suisse Group	200,872,233
23,580		Geberit AG.	9,232,456
37,775		Sika AG.	4,843,604
251,728		Vifor Pharma AG.	36,381,993
		TOTAL SWITZERLAND	261,263,349

UNITED KINGDOM - 23.6%
7,657,328		CNH Industrial NV	79,600,279
802,518		Experian Group Ltd	18,457,268
1,920,234	*	Linde plc	315,041,994
276,632,044		Lloyds TSB Group plc	201,869,083
1,774,295		Reckitt Benckiser Group plc	143,476,726
67,002,988		Tesco plc	182,477,480
7,654,281		Travis Perkins plc	108,106,752
		TOTAL UNITED KINGDOM	1,049,029,582

		TOTAL COMMON STOCKS	4,375,788,710
		(Cost $4,571,765,455)
101

TIAA-CREF FUNDS - International Equity Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 3.8%

TREASURY DEBT - 0.3%
$14,775,000		United States Treasury Bill	2.147%	11/15/18	$14,762,847
		TOTAL TREASURY DEBT			14,762,847

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 3.5%
154,258,388	c	State Street Navigator Securities Lending Government Money Market Portfolio			154,258,388
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			154,258,388

		TOTAL SHORT-TERM INVESTMENTS			169,021,235
		(Cost $169,021,063)
		TOTAL INVESTMENTS - 102.5%			4,544,809,945
		(Cost $4,740,786,518)
		OTHER ASSETS & LIABILITIES, NET - (2.5)%			(113,620,785)
		NET ASSETS - 100.0%			$4,431,189,160

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $146,879,285.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2018, the aggregate value of these securities amounted to $37,333,936 or 0.8% of net assets.
102

TIAA-CREF FUNDS - International Equity Fund

TIAA-CREF FUNDS

INTERNATIONAL EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2018

		% OF
SECTOR	VALUE	NET ASSETS
CONSUMER DISCRETIONARY	$1,163,624,137	26.1%
INDUSTRIALS	838,528,233	18.9
FINANCIALS	761,350,417	17.2
MATERIALS	540,182,011	12.2
CONSUMER STAPLES	325,954,206	7.4
HEALTH CARE	253,074,721	5.7
INFORMATION TECHNOLOGY	193,873,004	4.4
COMMUNICATION SERVICES	191,104,896	4.3
ENERGY	65,833,902	1.5
REAL ESTATE	42,263,183	1.0
SHORT-TERM INVESTMENTS	169,021,235	3.8
OTHER ASSETS & LIABILITIES, NET	(113,620,785)	(2.5)

NET ASSETS	$4,431,189,160	100.0%
103

TIAA-CREF FUNDS - International Opportunities Fund

TIAA-CREF FUNDS

INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 90.2%

AUSTRALIA - 3.3%
1,266,100	*,e	Afterpay Touch Group Ltd	$11,285,316
785,401		Australia & New Zealand Banking Group Ltd	14,456,608
934,508		BHP Billiton Ltd	21,562,509
638,200		IDP Education Ltd	4,171,488
		TOTAL AUSTRALIA	51,475,921

BRAZIL - 5.2%
1,599,900	*	B2W Companhia Global Do Varejo	14,831,802
1,469,637		Banco Itau Holding Financeira S.A.	19,449,045
2,635,900		Localiza Rent A Car	20,363,328
232,700		Magazine Luiza S.A.	10,554,819
600,857	*,e	Pagseguro Digital Ltd	16,217,131
		TOTAL BRAZIL	81,416,125

CANADA - 8.0%
405,366		Alimentation Couche Tard, Inc	19,359,155
230,600	e	Bank of Montreal	17,241,793
1,009,191		Cenovus Energy, Inc (Toronto)	8,539,928
861,495		Dollarama, Inc	23,826,984
996,200		Entertainment One Ltd	5,207,353
130,400	*	Shopify, Inc (Class A) (Toronto)	18,015,001
382,104	*,g	Spin Master Corp	13,595,466
541,721		Suncor Energy, Inc	18,171,901
		TOTAL CANADA	123,957,581

CHINA - 4.1%
14,247,400	*,†,e,m	China Animal Healthcare Ltd	18,168
15,484,500		China Everbright International Ltd	12,387,531
1,226,600		Sunny Optical Technology Group Co Ltd	10,709,303
744,000		Tencent Holdings Ltd	25,488,890
436,400		Yum China Holdings, Inc	15,745,312
		TOTAL CHINA	64,349,204

DENMARK - 1.4%
510,300		Novo Nordisk AS	22,038,100
		TOTAL DENMARK	22,038,100

FINLAND - 1.2%
1,324,969		Outokumpu Oyj	5,553,865
296,996		Sampo Oyj (A Shares)	13,657,973
		TOTAL FINLAND	19,211,838
104

TIAA-CREF FUNDS - International Opportunities Fund

SHARES		COMPANY	VALUE

FRANCE - 2.7%
83,512		L’Oreal S.A.	$18,815,774
135,639		Teleperformance	22,338,669
		TOTAL FRANCE	41,154,443

GERMANY - 3.2%
144,082		Beiersdorf AG.	14,897,693
95,451		Fresenius Medical Care AG.	7,494,478
145,300		Wirecard AG.	27,179,370
		TOTAL GERMANY	49,571,541

HONG KONG - 1.8%
2,685,000		AIA Group Ltd	20,424,910
416,902		Melco Crown Entertainment Ltd (ADR)	6,933,080
		TOTAL HONG KONG	27,357,990

INDIA - 0.8%
1,358,120		Container Corp Of India Ltd	11,649,765
		TOTAL INDIA	11,649,765

INDONESIA - 0.9%
68,313,000		Bank Rakyat Indonesia	14,178,224
		TOTAL INDONESIA	14,178,224

IRELAND - 2.8%
491,610		CRH plc	14,663,831
706,986		Keywords Studios plc	12,380,262
484,389		Smurfit Kappa Group plc	15,747,781
		TOTAL IRELAND	42,791,874

ITALY - 3.5%
539,200		Amplifon S.p.A.	9,551,550
98,200		Ferrari NV	11,499,393
249,300		Luxottica Group S.p.A.	15,656,850
498,689		Moncler S.p.A	17,318,365
		TOTAL ITALY	54,026,158

JAPAN - 13.0%
196,500		en-japan, Inc	7,837,805
375,400	e	GMO Payment Gateway, Inc	18,186,645
1,753,200	e	Infomart Corp	18,195,599
629,200		Kubota Corp	9,933,043
217,300	e	Megachips Corp	4,171,568
1,273,000	e	MonotaRO Co Ltd	28,065,311
2,329,200		Nomura Holdings, Inc	11,184,722
879,600		ORIX Corp	14,329,558
354,000		Paltac Corp	18,036,130
318,402	e	Seria Co Ltd	10,682,084
206,799	*,e	SHIFT, Inc	6,826,613
808,400		SMS Co Ltd	13,558,788
169,100		Sysmex Corp	11,860,589
237,100		TechnoPro Holdings, Inc	12,352,149
736,500	*,e	Tokyo Base Co Ltd	4,127,374
105

TIAA-CREF FUNDS - International Opportunities Fund

SHARES		COMPANY	VALUE

562,900	e	Yume No Machi Souzou Iinkai Co Ltd	$11,758,135
		TOTAL JAPAN	201,106,113

NETHERLANDS - 2.9%
20,250	*,g	Adyen NV	13,098,846
107,047		ASML Holding NV	18,438,207
1,165,720		ING Groep NV	13,791,624
		TOTAL NETHERLANDS	45,328,677

NORWAY - 5.1%
815,986		Aker BP ASA	26,760,059
944,257		DNB NOR Holding ASA	17,059,327
790,055		Statoil ASA	20,435,785
427,810		TGS Nopec Geophysical Co ASA	14,290,852
		TOTAL NORWAY	78,546,023

PHILIPPINES - 1.4%
5,703,054		Banco de Oro Universal Bank	13,063,580
6,009,020		Robinsons Retail Holdings, Inc	8,512,919
		TOTAL PHILIPPINES	21,576,499

PORTUGAL - 0.7%
896,996		Jeronimo Martins SGPS S.A.	11,009,707
		TOTAL PORTUGAL	11,009,707

SPAIN - 1.5%
279,399		Amadeus IT Holding S.A.	22,498,487
142,139	*,†,e,m	Let’s GOWEX S.A.	7,940
		TOTAL SPAIN	22,506,427

SWEDEN - 2.7%
416,726		Boliden AB	9,516,655
411,035		Hexagon AB (B Shares)	20,117,537
500,800	e	Intrum Justitia AB	12,773,564
		TOTAL SWEDEN	42,407,756

SWITZERLAND - 2.9%
81,367		Lonza Group AG.	25,584,991
222,935		Novartis AG.	19,522,930
		TOTAL SWITZERLAND	45,107,921

TAIWAN - 1.0%
958,032		Dadi Early-Childhood Education Group Ltd	6,630,385
1,781,949		Hota Industrial Manufacturing Co Ltd	7,502,258
305,000		Nien Made Enterprise Co Ltd	1,891,539
		TOTAL TAIWAN	16,024,182

UNITED KINGDOM - 14.3%
112,900	*,e	accesso Technology Group plc	2,926,197
1,191,980		Ashtead Group plc	29,426,227
204,672	*	ASOS plc	14,258,582
2,404,119		Beazley plc	16,142,110
106

TIAA-CREF FUNDS - International Opportunities Fund

SHARES		COMPANY	VALUE

5,902,388	*	boohoo.com plc	$15,978,523
1,270,400		CNH Industrial NV	13,206,198
507,700		Dechra Pharmaceuticals plc	14,834,019
1,907,986		Electrocomponents plc	15,106,374
543,423		Fevertree Drinks plc	19,291,925
1,517,394	*	Just Eat plc	11,771,147
3,000,600		Learning Technologies Group plc	4,295,612
167,486	*	Linde plc	27,478,454
4,817,885	*,e	Purplebricks Group plc	10,943,160
2,087,350		Rightmove plc	12,049,382
2,088,815		Vesuvius plc	14,492,387
		TOTAL UNITED KINGDOM	222,200,297

UNITED STATES - 5.8%
983,770		Burford Capital Ltd	20,852,963
605,200		iShares MSCI EAFE Index Fund	37,800,792
270,800		iShares MSCI Emerging Markets	10,604,528
103,300	*	Lululemon Athletica, Inc	14,537,409
433,900		Travelport Worldwide Ltd	6,491,144
		TOTAL UNITED STATES	90,286,836

		TOTAL COMMON STOCKS	1,399,279,202
		(Cost $1,154,499,469)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 14.0%

GOVERNMENT AGENCY DEBT - 1.3%
$20,300,000		Federal Home Loan Bank (FHLB)	2.050%	11/01/18	20,300,000
		TOTAL GOVERNMENT AGENCY DEBT			20,300,000

TREASURY DEBT - 5.8%
32,100,000		United States Treasury Bill	2.032	11/01/18	32,100,000
41,200,000		United States Treasury Bill	2.107	11/08/18	41,183,166
17,525,000		United States Treasury Bill	2.147	11/15/18	17,510,586
		TOTAL TREASURY DEBT			90,793,752

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 6.9%
107,053,428	c	State Street Navigator Securities Lending Government Money Market Portfolio			107,053,428
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			107,053,428

		TOTAL SHORT-TERM INVESTMENTS			218,147,180
		(Cost $218,146,938)
		TOTAL INVESTMENTS - 104.2%			1,617,426,382
		(Cost $1,372,646,407)
		OTHER ASSETS & LIABILITIES, NET - (4.2)%			(65,801,464)
		NET ASSETS - 100.0%			$1,551,624,918
107

TIAA-CREF FUNDS - International Opportunities Fund

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $97,556,496.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2018, the aggregate value of these securities amounted to $26,694,312 or 1.7% of net assets.
m	Indicates a security that has been deemed illiquid.
108

TIAA-CREF FUNDS - International Opportunities Fund

TIAA-CREF FUNDS

INTERNATIONAL OPPORTUNITIES FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2018

		% OF
SECTOR	VALUE	NET ASSETS
INFORMATION TECHNOLOGY	$259,697,999	16.6%
FINANCIALS	254,237,756	16.4
CONSUMER DISCRETIONARY	251,307,125	16.2
INDUSTRIALS	194,825,977	12.6
HEALTH CARE	110,904,825	7.2
MATERIALS	94,523,096	6.1
CONSUMER STAPLES	91,887,173	5.9
ENERGY	88,198,525	5.7
COMMUNICATION SERVICES	42,753,565	2.8
REAL ESTATE	10,943,161	0.7
SHORT-TERM INVESTMENTS	218,147,180	14.0
OTHER ASSETS & LIABILITIES, NET	(65,801,464)	(4.2)

NET ASSETS	$1,551,624,918	100.0%
109

TIAA-CREF FUNDS - Quant International Equity Fund

TIAA-CREF FUNDS

QUANT INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.4%

AUSTRALIA - 7.7%
452,123		AGL Energy Ltd	$5,773,814
66,914		BHP Billiton Ltd	1,543,950
564,877		BlueScope Steel Ltd	5,790,337
340,039		Caltex Australia Ltd	6,803,779
90,017		CIMIC Group Ltd	3,022,320
152,056		Coca-Cola Amatil Ltd	1,070,124
204,843		Commonwealth Bank of Australia	10,072,302
15,781		Computershare Ltd	221,607
189,471		Crown Resorts Ltd	1,685,889
80,637		CSL Ltd	10,764,808
10,997		Flight Centre Travel Group Ltd	362,758
1,298,694	e	Harvey Norman Holdings Ltd	2,939,876
217,311		Macquarie Group Ltd	18,122,033
15,836		National Australia Bank Ltd	283,615
30,960		REA Group Ltd	1,575,656
183,298		Rio Tinto Ltd	9,973,665
391,115		Rio Tinto plc	18,988,932
2,145,614		South32 Ltd	5,533,862
1,641,743		Stockland Trust Group	4,199,765
2,054,474		Telstra Corp Ltd	4,494,035
28	e	TPG Telecom Ltd	143
686,028		Westpac Banking Corp	13,031,602
23,718		Woodside Petroleum Ltd	583,944
567,447		Woolworths Ltd	11,453,010
		TOTAL AUSTRALIA	138,291,826

AUSTRIA - 0.5%
166,440		OMV AG.	9,242,844
		TOTAL AUSTRIA	9,242,844

BELGIUM - 0.8%
181,099		UCB S.A.	15,208,696
		TOTAL BELGIUM	15,208,696

CHINA - 0.0%
289,200		Yangzijiang Shipbuilding	259,319
		TOTAL CHINA	259,319

DENMARK - 1.2%
13,919		Carlsberg AS (Class B)	1,535,497
103,249		DSV AS	8,283,106
291,636		Novo Nordisk AS	12,594,754
		TOTAL DENMARK	22,413,357
110

TIAA-CREF FUNDS - Quant International Equity Fund

SHARES		COMPANY	VALUE

FINLAND - 1.9%
79,273		Elisa Oyj (Series A)	$3,153,957
1,431,551	*	Nordea Bank Abp	12,441,431
558,356		UPM-Kymmene Oyj	17,950,439
		TOTAL FINLAND	33,545,827

FRANCE - 10.3%
24,553		Arkema	2,575,943
17,717		Atos Origin S.A.	1,515,284
938,618		AXA S.A.	23,490,487
109,238		BNP Paribas	5,692,834
19,022		Cap Gemini S.A.	2,322,676
64,193	e	Casino Guichard Perrachon S.A.	2,831,087
81,332		CNP Assurances	1,812,686
1,461,010		Credit Agricole S.A.	18,711,815
289,712		Edenred	10,989,686
140,380		Eiffage S.A.	13,709,782
297,224		Faurecia	14,408,924
49,529		Kering	22,015,069
24,655		L’Oreal S.A.	5,554,925
38,164		LVMH Moet Hennessy Louis Vuitton S.A.	11,579,165
94,304		Orange S. A.	1,471,930
782,665		Peugeot S.A.	18,604,559
33,952		Safran S.A.	4,387,544
164,352		Sanofi-Aventis	14,686,589
184,701		Total S.A.	10,837,409
4,488		Vinci S.A.	399,429
		TOTAL FRANCE	187,597,823

GERMANY - 8.5%
141,103		Allianz AG.	29,394,554
98,497		BASF SE	7,558,513
9,878		Bayer AG.	757,173
260,781	g	Covestro AG.	16,817,452
262,030		Deutsche Annington Immobilien SE	11,973,849
819,717		Deutsche Lufthansa AG.	16,454,281
291,261		Deutsche Telekom AG.	4,777,168
31,592		Hochtief AG.	4,681,565
858,335		Infineon Technologies AG.	17,198,365
115,364		ProSiebenSat. Media AG.	2,663,926
48,796		SAP AG.	5,224,755
6,615		Sartorius AG.	956,815
25,853		Siemens AG.	2,971,720
79,660		Volkswagen AG.	13,114,345
97,201		Wirecard AG.	18,182,120
		TOTAL GERMANY	152,726,601

HONG KONG - 3.4%
1,355,575		AIA Group Ltd	10,311,917
299,500		CK Asset Holdings Ltd	1,949,070
1,528,840		CK Hutchison Holdings Ltd	15,398,658
348,000		CLP Holdings Ltd	3,899,489
111

TIAA-CREF FUNDS - Quant International Equity Fund

SHARES	COMPANY	VALUE

160,000	Hang Seng Bank Ltd	$3,751,611
281,500	Kerry Properties Ltd	886,247
5,231,000	New World Development Co Ltd	6,654,693
686,500	Swire Pacific Ltd (Class A)	7,131,832
141,000	Swire Properties Ltd	481,843
889,500	Techtronic Industries Co	4,188,449
1,680,000	Wharf Holdings Ltd	4,199,664
447,000	Wheelock & Co Ltd	2,389,669
	TOTAL HONG KONG	61,243,142

IRELAND - 0.3%
518,467	AIB Group plc	2,499,698
28,148	Bank of Ireland Group plc	198,883
17,371	Kerry Group plc (Class A)	1,780,612
46,279	Smurfit Kappa Group plc	1,504,558
	TOTAL IRELAND	5,983,751

ISRAEL - 0.9%
1,403,209	Bank Leumi Le-Israel	8,749,993
1,145,335	Israel Chemicals Ltd	6,597,147
	TOTAL ISRAEL	15,347,140

ITALY - 2.0%
40,485	Assicurazioni Generali S.p.A.	653,300
4,476,590	Enel S.p.A.	21,949,009
680,914	ENI S.p.A.	12,092,863
75,720	UniCredit S.p.A.	968,092
	TOTAL ITALY	35,663,264

JAPAN - 24.4%
139,500	Aisin Seiki Co Ltd	5,456,019
258,700	Alfresa Holdings Corp	6,899,960
485,000	Alps Electric Co Ltd	11,432,803
186,700	Asahi Breweries Ltd	8,204,543
1,104,600	Asahi Kasei Corp	13,253,487
359,000	Astellas Pharma, Inc	5,546,619
400,100	Brother Industries Ltd	7,322,460
54,600	Central Japan Railway Co	10,478,209
3,500	Chugai Pharmaceutical Co Ltd	204,914
16,600	Daifuku Co Ltd	712,907
912,100	Dai-ichi Mutual Life Insurance Co	17,115,847
21,800	Daikin Industries Ltd	2,526,879
297,700	Daiwa House Industry Co Ltd	8,988,846
6,600	FamilyMart Co Ltd	765,006
172,200	Hitachi Construction Machinery Co Ltd	4,571,983
53,400	Hoya Corp	3,021,146
51,000	Idemitsu Kosan Co Ltd	2,310,435
126,800	Isuzu Motors Ltd	1,662,417
547,200	Itochu Corp	10,148,346
193,100	Japan Airlines Co Ltd	6,853,341
138,700	Japan Airport Terminal Co Ltd	5,342,422
581,100	JX Holdings, Inc	3,926,482
577,900	Kansai Electric Power Co, Inc	8,845,047
112

TIAA-CREF FUNDS - Quant International Equity Fund

SHARES	COMPANY	VALUE

18,600	Kao Corp	$1,237,313
304,100	KDDI Corp	7,359,170
461,600	Kirin Brewery Co Ltd	11,014,942
139,100	Komatsu Ltd	3,622,504
156,000	Konica Minolta Holdings, Inc	1,544,149
39,200	Kose Corp	5,858,315
122,900	Kyocera Corp	6,651,701
238,300	Kyushu Railway Co	7,318,192
68,600	Lion Corp	1,289,739
712,800	Marubeni Corp	5,779,873
231,300	Mediceo Paltac Holdings Co Ltd	4,951,227
741,100	Mitsubishi Chemical Holdings Corp	5,777,167
509,685	Mitsubishi Corp	14,345,232
12,600	Mitsubishi Estate Co Ltd	201,371
101,500	Mitsubishi UFJ Financial Group, Inc	614,328
646,100	Mitsui & Co Ltd	10,795,428
30,700	Mitsui Fudosan Co Ltd	691,432
54,300	Murata Manufacturing Co Ltd	8,450,992
108,900	Namco Bandai Holdings, Inc	3,874,090
4,100	Nintendo Co Ltd	1,280,031
80,500	Nippon Telegraph & Telephone Corp	3,319,707
160,100	NKSJ Holdings, Inc	6,603,406
43,472	NTT DoCoMo, Inc	1,078,055
48,500	Obic Co Ltd	4,415,439
61,300	Oracle Corp Japan	4,149,335
266,600	Panasonic Corp	2,861,004
117,476	Pola Orbis Holdings, Inc	3,138,260
557,100	Ricoh Co Ltd	5,561,127
309,900	SBI Holdings, Inc	8,092,422
81,000	Seven & I Holdings Co Ltd	3,507,299
2,100	Shin-Etsu Chemical Co Ltd	175,477
221,600	Shionogi & Co Ltd	14,169,918
37,600	Shiseido Co Ltd	2,372,390
145,000	Softbank Corp	11,475,124
383,500	Sony Corp	20,753,764
174,100	Sony Financial Holdings, Inc	4,016,392
1,202,400	Sumitomo Chemical Co Ltd	6,023,287
200,100	Sumitomo Corp	3,034,850
106,900	Sumitomo Electric Industries Ltd	1,457,858
58,000	Sumitomo Realty & Development Co Ltd	1,992,883
286,791	Suzuki Motor Corp	14,301,325
138,000	T&D Holdings, Inc	2,206,028
22,700	TDK Corp	1,957,422
37,600	Teijin Ltd	651,860
336,800	Tokio Marine Holdings, Inc	15,867,364
494,000	Tokyo Tatemono Co Ltd	5,313,043
593,776	Toyota Motor Corp	34,783,950
144,300	Toyota Tsusho Corp	5,207,587
56,600	Uni-Charm Corp	1,535,486
	TOTAL JAPAN	438,269,376

LUXEMBOURG - 0.0%
32,138	ArcelorMittal	801,939
	TOTAL LUXEMBOURG	801,939
113

TIAA-CREF FUNDS - Quant International Equity Fund

SHARES		COMPANY	VALUE

MACAU - 0.1%
390,800		Sands China Ltd	$1,545,420
		TOTAL MACAU	1,545,420

NETHERLANDS - 5.7%
742,011	g	ABN AMRO Group NV (ADR)	18,199,738
56,589		ASML Holding NV	9,747,117
39,159		DSM NV	3,418,926
110,704		EXOR NV	6,260,865
927,003		Koninklijke Ahold Delhaize NV	21,219,573
747,090		Royal Dutch Shell plc (A Shares)	23,800,866
609,061		Royal Dutch Shell plc (B Shares)	19,863,260
		TOTAL NETHERLANDS	102,510,345

NEW ZEALAND - 0.1%
86,055		Fisher & Paykel Healthcare Corp	765,489
48,684		Ryman Healthcare Ltd	385,745
322,145		Telecom Corp of New Zealand Ltd	831,977
		TOTAL NEW ZEALAND	1,983,211

NORWAY - 0.9%
95,109		DNB NOR Holding ASA	1,718,277
753,387		Telenor ASA	13,813,620
		TOTAL NORWAY	15,531,897

PORTUGAL - 0.2%
17,224		Galp Energia SGPS S.A.	299,495
270,101		Jeronimo Martins SGPS S.A.	3,315,213
		TOTAL PORTUGAL	3,614,708

SINGAPORE - 1.3%
402,782		Oversea-Chinese Banking Corp	3,128,992
1,119,000		United Overseas Bank Ltd	19,784,463
		TOTAL SINGAPORE	22,913,455

SOUTH AFRICA - 0.7%
556,865		Anglo American plc (London)	11,885,380
		TOTAL SOUTH AFRICA	11,885,380

SPAIN - 2.1%
100,901		Amadeus IT Holding S.A.	8,125,010
302,958		Banco Santander S.A.	1,441,460
561,429		Bankinter S.A.	4,599,786
282,452		Endesa S.A.	5,905,813
128,095		Industria De Diseno Textil S.A.	3,610,320
211,217		Red Electrica Corp S.A.	4,373,557
511,825		Repsol YPF S.A.	9,145,720
		TOTAL SPAIN	37,201,666
114

TIAA-CREF FUNDS - Quant International Equity Fund

SHARES		COMPANY	VALUE

SWEDEN - 2.4%
1,231,767		Sandvik AB	$19,472,744
737,974		TeliaSonera AB	3,321,983
1,339,648		Volvo AB (B Shares)	20,006,513
		TOTAL SWEDEN	42,801,240

SWITZERLAND - 8.0%
3,974		Barry Callebaut AG.	7,767,484
1,072		Lindt & Spruengli AG.	7,390,673
378,480		Nestle S.A.	31,952,448
378,003		Novartis AG.	33,102,591
12,887		Partners Group	9,174,959
166,981		Roche Holding AG.	40,636,898
1,889		SGS S.A.	4,486,469
2,270		Swatch Group AG.	766,746
700		Swiss Life Holding	264,050
27,780		Zurich Financial Services AG.	8,625,166
		TOTAL SWITZERLAND	144,167,484

UNITED ARAB EMIRATES - 0.2%
92,861		NMC Health plc	4,187,061
		TOTAL UNITED ARAB EMIRATES	4,187,061

UNITED KINGDOM - 14.3%
368,981		3i Group plc	4,131,593
761,653		Ashtead Group plc	18,802,810
107,412		AstraZeneca plc (ADR)	4,165,437
431,866	g	Auto Trader Group plc	2,256,656
384,330		Barratt Developments plc	2,520,809
291,093		BP plc (ADR)	12,624,703
691,397		British American Tobacco plc	29,972,243
1,513,398		BT Group plc	4,634,033
330,606		CNH Industrial NV	3,436,751
340,007	*	Coca-Cola European Partners plc (Class A)	15,466,919
74,809		Diageo plc	2,586,261
170,395	*	Fiat DaimlerChrysler Automobiles NV	2,593,146
1,412,649		GlaxoSmithKline plc	27,359,841
1,609,765		HSBC Holdings plc	13,247,727
1,053,325		International Consolidated Airlines Group S.A.	8,127,749
6,270,186		Legal & General Group plc	20,120,256
15,601,337		Lloyds TSB Group plc	11,384,898
300,856		National Grid plc	3,178,255
73,086		Next plc	4,855,308
108,303		Pearson plc	1,244,178
567,616		Persimmon plc	16,612,481
563,515		Prudential plc	11,283,615
432,630		Scottish & Southern Energy plc	6,305,765
438,461		Segro plc	3,437,478
7,271,239		Tesco plc	19,802,660
45,702	e	Unilever NV	2,455,797
275,723		Vodafone Group plc (ADR)	5,219,436
		TOTAL UNITED KINGDOM	257,826,805
115

TIAA-CREF FUNDS - Quant International Equity Fund

SHARES	COMPANY	VALUE

UNITED STATES - 0.5%
121,491	Ferguson plc	$8,190,868
	TOTAL UNITED STATES	8,190,868

	TOTAL COMMON STOCKS	1,770,954,445
	(Cost $1,800,701,592)

RIGHTS / WARRANTS - 0.0%

SPAIN - 0.0%
1,065,576	Banco Santander S.A.	41,397
	TOTAL SPAIN	41,397

	TOTAL RIGHTS / WARRANTS	41,397
	(Cost $42,912)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 1.6%

GOVERNMENT AGENCY DEBT - 1.0%
$17,700,000		Federal Home Loan Bank (FHLB)	2.050%	11/01/18	17,700,000
		TOTAL GOVERNMENT AGENCY DEBT			17,700,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.6%
11,439,492	c	State Street Navigator Securities Lending Government Money Market Portfolio			11,439,492
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			11,439,492

		TOTAL SHORT-TERM INVESTMENTS			29,139,492
		(Cost $29,139,492)
		TOTAL INVESTMENTS - 100.0%			1,800,135,334
		(Cost $1,829,883,996)
		OTHER ASSETS & LIABILITIES, NET - (0.0)%			(1,049,394)
		NET ASSETS - 100.0%			$1,799,085,940

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $4,817,541.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2018, the aggregate value of these securities amounted to $37,273,846 or 2.1% of net assets.

Futures contracts outstanding as of October 31, 2018 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
MSCI EAFE Mini Index	150	12/21/18	$14,754,231	$13,593,750	$(1,160,481)
116

TIAA-CREF FUNDS - Quant International Equity Fund

TIAA-CREF FUNDS

QUANT INTERNATIONAL EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2018

SECTOR	VALUE	% OF NET ASSETS
FINANCIALS	$348,109,881	19.3%
INDUSTRIALS	253,819,067	14.1
CONSUMER DISCRETIONARY	206,553,691	11.5
CONSUMER STAPLES	205,077,817	11.4
HEALTH CARE	200,365,682	11.1
MATERIALS	136,822,319	7.6
INFORMATION TECHNOLOGY	114,022,363	6.3
ENERGY	111,531,802	6.2
COMMUNICATION SERVICES	73,970,787	4.1
REAL ESTATE	60,491,685	3.4
UTILITIES	60,230,748	3.4
SHORT-TERM INVESTMENTS	29,139,492	1.6
OTHER ASSETS & LIABILITIES, NET	(1,049,394)	(0.0)

NET ASSETS	$1,799,085,940	100.0%
117

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

TIAA-CREF FUNDS

QUANT INTERNATIONAL SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.6%

AUSTRALIA - 4.6%
886,644		Abacus Property Group	$2,063,747
156,000		Ansell Ltd	2,571,864
400,000		Atlas Arteria Ltd	1,937,669
1,839,000		Australian Pharmaceutical Industries Ltd	1,997,509
1,266,714		Beach Petroleum Ltd	1,577,814
15,785		Cedar Woods Properties Ltd	59,244
333,000		Charter Hall Group	1,629,773
904,800		Downer EDI Ltd	4,454,654
1,351,000		Evolution Mining Ltd	2,859,514
561,000		GDI Property Group	512,519
375,000	e	JB Hi-Fi Ltd	6,110,714
1,444,000		Nine Entertainment Co Holdings Ltd	1,734,206
400,000		Northern Star Resources Ltd	2,498,889
1,173,764		Shopping Centres Australasia Property Group	2,134,821
300,000		Super Cheap Auto Group Ltd	1,538,467
618,115		Tassal Group Ltd	1,810,191
1,838,000		Whitehaven Coal Ltd	6,348,953
		TOTAL AUSTRALIA	41,840,548

AUSTRIA - 0.6%
15,000	e	ams AG.	584,359
52,000		CA Immobilien Anlagen AG.	1,692,723
45,000	e	POLYTEC Holding AG.	463,899
72,000		Sparkassen Immobilien AG.	1,230,998
116,000		Uniqa Versicherungen AG.	1,083,364
		TOTAL AUSTRIA	5,055,343

BELGIUM - 0.5%
25,000		bpost S.A.	379,414
43,000		KBC Ancora	1,987,095
18,733		Warehouses De Pauw SCA	2,429,458
		TOTAL BELGIUM	4,795,967

BRAZIL - 2.0%
50,000	*	B2W Companhia Global Do Varejo	463,523
289,990		Banco ABC Brasil S.A.	1,260,013
175,000		Banco do Estado do Rio Grande do Sul	933,898
82,000		CVC Brasil Operadora e Agencia de Viagens S.A.	1,247,131
410,000		Estacio Participacoes S.A.	2,548,247
78,000	*	Magnesita Refratarios S.A.	1,175,816
85,000		Multiplus S.A.	576,488
287,000		SLC Agricola S.A.	4,401,978
100,000		Smiles Fidelidade S.A.	1,000,940
118

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

814,000		Transmissora Alianca de Energia Eletrica S.A.	$4,868,908
		TOTAL BRAZIL	18,476,942

CANADA - 6.4%
60,000		Aecon Group, Inc	862,775
101,000		AGF Management Ltd	413,529
76,000		Canadian Apartment Properties REIT	2,702,389
167,000	*	Canfor Corp	2,398,853
65,000	e	Capital Power Corp	1,348,931
295,000	e	Chorus Aviation, Inc	1,548,445
46,000	e	Cineplex Galaxy Income Fund	1,268,062
59,000		Cogeco Communications, Inc	2,892,970
284,000		Dream Global REIT	2,895,119
14,000	e	Exchange Income Corp	321,379
40,000		Gibson Energy, Inc	633,218
84,000		Granite REIT	3,468,601
700,000	*	IAMGOLD Corp	2,403,434
180,000	*	Interfor Corp	1,990,809
170,000		InterRent Real Estate Investment Trust	1,629,686
3,000		iShares S&P/TSX SmallCap Index ETF	33,385
69,000		Labrador Iron Ore Royalty Corp	1,499,032
86,000	e	Medical Facilities Corp	915,887
258,000	*	MEG Energy Corp	2,063,686
50,000		Norbord, Inc	1,275,020
115,000		Northview Apartment Real Estate Investment Trust	2,210,984
124,000		NorthWest Healthcare Properties Real Estate Investment Trust	999,385
102,000	*	Parex Resources, Inc	1,485,313
154,000		Parkland Fuel Corp	5,171,742
200,000		Russel Metals, Inc	3,697,824
145,000	e	Sienna Senior Living, Inc	1,828,402
194,000		TFI International, Inc	6,456,105
100,000	e	Timbercreek Financial Corp	685,176
103,000		Transcontinental, Inc	1,695,476
49,000	e	Valener, Inc	731,771
		TOTAL CANADA	57,527,388

CHILE - 0.2%
391,000		Inversiones Aguas Metropolitanas S.A.	538,281
70,000		Inversiones La Construccion S.A.	1,050,628
		TOTAL CHILE	1,588,909

CHINA - 2.3%
2,546,000		Beijing Capital Land Ltd	864,478
2,660,000		CGN New Energy Holdings Co Ltd	350,120
1,314,000		China Aoyuan Property Group Ltd	771,360
1,918,000		China Sanjiang Fine Chemicals	439,268
5,885,000		China SCE Property Holdings Ltd	2,011,875
1,389,000		China Shineway Pharmaceutical Group Ltd	1,622,103
7,997,000		China Suntien Green Energy Cor	2,044,547
2,849,000		Citic 1616 Holdings Ltd	894,619
110,000	*	Daqo New Energy Corp (ADR)	2,348,500
97,000	*,e	JinkoSolar Holding Co Ltd (ADR)	781,820
1,834,000		Powerlong Real Estate Holdings Ltd	629,367
119

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

689,000		SITC International Co Ltd	$506,224
2,626,000		Tianneng Power International Ltd	2,107,391
3,721,000	g	Universal Medical Financial & Technical Advisory Services Co Ltd	2,897,306
2,064,000		Xingda International Holdings Ltd	557,268
639,000	g	YiChang HEC ChangJiang Pharmaceutical Co Ltd	2,190,082
		TOTAL CHINA	21,016,328

DENMARK - 2.5%
201,000		Alm Brand AS	1,683,242
51,000		Dfds A.S.	2,182,824
176,000		GN Store Nord	7,465,683
17,000		Rockwool International AS (B Shares)	5,808,190
38,000		Royal Unibrew A.S.	2,696,565
63,000		Topdanmark AS	2,994,614
		TOTAL DENMARK	22,831,118

EGYPT - 0.0%
700,000		Telecom Egypt	412,285
		TOTAL EGYPT	412,285

FINLAND - 0.6%
47,000		Amer Sports Oyj (A Shares)	1,747,074
75,000		DNA Oyj	1,469,781
249,000		Finnair Oyj	1,870,464
		TOTAL FINLAND	5,087,319

FRANCE - 3.0%
849,000	*	Air France-KLM	8,208,289
12,000		Aubay	427,022
1,180,000	*	CGG S.A.	2,854,443
60,000		Compagnie Plastic-Omnium S.A.	1,668,132
12,000		Eramet	1,104,678
56,000		Gaztransport Et Technigaz S.A.	4,138,960
40,000		Kaufman & Broad S.A.	1,640,527
14,000		MGI Coutier	278,809
39,000		Nexity	1,865,014
20,000		Orpea	2,462,256
31,000		Sechilienne-Sidec	602,346
6,000		Synergie S.A	183,075
16,000		Trigano S.A.	1,624,433
		TOTAL FRANCE	27,057,984

GERMANY - 2.3%
48,000	g	ADO Properties S.A.	2,831,114
28,000		Bechtle AG.	2,486,608
21,000		bet-at-home.com AG.	1,219,925
49,000		Deutsche Euroshop AG.	1,520,515
264,000	g	Deutsche Pfandbriefbank AG.	3,505,520
16,000		Duerr AG.	570,149
30,000		Koenig & Bauer AG.	1,465,441
20,000		LEG Immobilien AG.	2,186,180
22,000		NORMA Group	1,187,821
120

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

7,000		Pfeiffer Vacuum Technology AG.	$870,397
113,000		SAF-Holland S.A.	1,646,906
14,000		Siltronic AG.	1,282,187
		TOTAL GERMANY	20,772,763

HONG KONG - 0.8%
1,168,000		Champion Real Estate Investment Trust	785,928
10,260,000		Concord New Energy Group Ltd	406,453
2,440,000		CSI Properties Ltd	95,435
978,119		Far East Consortium	456,682
171,361		Great Eagle Holdings Ltd	782,554
168,000		Johnson Electric Holdings Ltd	376,830
3,103,734		K Wah International Holdings Ltd	1,406,123
623,000	e	PAX Global Technology Ltd	307,137
662,000		Road King Infrastructure	1,024,717
560,000		Texhong Textile Group Ltd	676,372
1,116,000	e	United Laboratories Ltd	775,585
280,000		VST Holdings Ltd	132,910
408,000		Xinyi Glass Holdings Co Ltd	405,100
		TOTAL HONG KONG	7,631,826

HUNGARY - 0.1%
597,000		Magyar Telekom	814,118
		TOTAL HUNGARY	814,118

INDIA - 0.9%
236,000	*	Adani Enterprises Ltd	542,336
236,000	*,†,m	Adani Gas Ltd	193,249
150,000	*	Apollo Tyres Ltd	443,209
263,000	*	Canara Bank	931,610
250,000	*	Dewan Housing Finance Corp Ltd	760,308
260,000	*	Granules India Ltd	346,726
160,000		Gujarat Narmada Valley Fertilizers Co Ltd	719,601
155,000		IRB Infrastructure Developers Ltd	292,848
349,000		Karnataka Bank Ltd	489,376
229,000		KPIT Cummins Infosystems Ltd	686,462
30,000	g	Larsen & Toubro Infotech Ltd	717,694
30,000		Mphasis Ltd	401,051
67,000	*	Muthoot Finance Ltd	370,799
42,000		Natco Pharma Ltd	428,477
261,000	*	PTC India Ltd	270,843
48,000	*	Rajesh Exports Ltd	369,626
		TOTAL INDIA	7,964,215

INDONESIA - 0.3%
1,449,000		PT Indo Tambangraya Megah	2,374,202
		TOTAL INDONESIA	2,374,202

IRELAND - 0.4%
1,002,000		Hibernia REIT plc	1,577,533
142,000		Irish Continental Group plc	836,349
435,000		Irish Residential Properties REIT plc	700,624
121

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

12,000		Kingspan Group plc	$521,925
		TOTAL IRELAND	3,636,431

ISRAEL - 2.3%
119,000	*	CyberArk Software Ltd	8,122,940
60,000		Delek Automotive Systems Ltd	337,764
295,000		Harel Insurance Investments & Finances Ltd	2,157,714
1,134,000		Israel Discount Bank Ltd	3,705,866
75,000		Matrix IT Ltd	872,267
5,029,000		Oil Refineries Ltd	2,390,595
158,000		Plus500 Ltd	2,725,420
		TOTAL ISRAEL	20,312,566

ITALY - 2.2%
578,000		Actelios S.p.A.	1,167,694
167,000		Amplifon S.p.A.	2,958,288
216,000		Ascopiave S.p.A.	709,492
28,000		Banca IFIS S.p.A.	491,948
683,000		Banca Popolare dell’Emilia Romagna Scrl	2,591,985
1,876,000		Beni Stabili S.p.A.	1,606,318
52,000		Biesse S.p.A.	1,195,259
127,000		ERG S.p.A.	2,369,070
624,000		Italgas S.p.A	3,219,559
678,000		Maire Tecnimont S.p.A	2,963,770
39,000		Societa Iniziative Autostradali e Servizi S.p.A.	549,464
		TOTAL ITALY	19,822,847

JAPAN - 24.8%
54,000	e	Adastria Holdings Co Ltd	879,915
76,000		ADEKA Corp	1,125,995
629,000		Advantest Corp	11,611,649
86,000		Arcs Co Ltd	2,078,126
28,000		Asahi Holdings, Inc	599,591
9,000		Chori Co Ltd	148,250
25,000		Comture Corp	761,625
21,000		Cosmo Energy Holdings Co Ltd	772,350
62,200		Daiho Corp	1,712,161
68,300		Daikyo, Inc	1,792,634
37,000		Daikyonishikawa Corp	353,434
45,800		Daiwabo Co Ltd	2,702,141
162,000	e	DCM Japan Holdings Co Ltd	1,575,288
97,000		Eagle Industry Co Ltd	1,130,224
84,000		Exedy Corp	2,068,983
256,000		Fujikura Ltd	1,104,337
11,000		Fukuda Corp	452,815
3,000		Fukuda Denshi Co Ltd	189,303
22,000		Furukawa Electric Co Ltd	593,717
80,000		Futaba Industrial Co Ltd	437,118
14,000		G-Tekt Corp	197,587
109,000		Haseko Corp	1,381,205
222,000		Hazama Ando Corp	1,532,991
48,000		Heiwado Co Ltd	1,230,355
378,000		Hosiden Corp	3,475,111
122

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

10,000		Inaba Denki Sangyo Co Ltd	$402,629
29,000		Inabata & Co Ltd	387,487
115,000	*	Ishihara Sangyo Kaisha Ltd	1,372,875
127,000		Itochu Enex Co Ltd	1,195,799
9,800		Jaccs Co Ltd	183,730
48,000		Jafco Co Ltd	1,849,452
84,000		Japan Aviation Electronics Industry Ltd	1,112,324
57,000		Japan Investment Adviser Co Ltd	1,783,154
14,600		Japan Pulp & Paper Co Ltd	536,653
34,000		Kaga Electronics Co Ltd	761,456
39,000		Kaken Pharmaceutical Co Ltd	1,955,496
137,000		Kandenko Co Ltd	1,395,494
187,800		Kanematsu Corp	2,411,338
124,000		Kasai Kogyo Co Ltd	1,143,236
30,000	e	Katitas Co Ltd	727,663
148,000		Keihin Corp	2,914,110
918,000		Kenedix, Inc	4,778,292
71,000		Konoike Transport Co Ltd	1,073,687
179,000		K’s Holdings Corp	2,261,295
89,200		Kumagai Gumi Co Ltd	2,329,756
36,000		Kureha CORP	2,313,532
58,000		Kyowa Exeo Corp	1,563,426
270,000		Leopalace21 Corp	1,124,677
145,000		Macnica Fuji Electronics Holdings, Inc	2,096,234
81,000		Maeda Corp	915,272
110,000		Maeda Road Construction Co Ltd	2,003,532
110,800		Makino Milling Machine Co Ltd	4,216,829
75,000		Maruha Nichiro Corp	2,715,149
8,000		Maruzen Showa Unyu Co Ltd	211,558
217,000		Marvelous, Inc	1,738,599
60,000		Mitsui Sugar Co Ltd	1,613,988
271,000		Mori Seiki Co Ltd	3,910,033
95,000	e	Nichii Gakkan Co	884,868
87,000		Nippo Corp	1,426,383
158,000		Nippon Carbon Co Ltd	8,934,828
77,000		Nippon Konpo Unyu Soko Co Ltd	1,860,666
425,000		Nippon Suisan Kaisha Ltd	2,714,762
184,000		Nipro Corp	2,343,096
92,200		Nishimatsu Construction Co Ltd	2,149,219
159,000		Nisshinbo Industries, Inc	1,750,373
110,000		Nojima Corp	2,598,065
21,800		Okumura Corp	688,013
129,000		Onward Kashiyama Co Ltd	777,694
112,000		Open House Co Ltd	4,426,885
55,000		Paramount Bed Holdings Co Ltd	2,314,121
322,000		Penta-Ocean Construction Co Ltd	1,926,417
148,000	e	Pressance Corp	1,683,190
229,000		Raito Kogyo Co Ltd	3,093,248
33,000		Sanyo Chemical Industries Ltd	1,512,139
269,000		Senko Co Ltd	2,090,581
100,000	*,e	SHIFT, Inc	3,301,086
174,000		Shikoku Electric Power Co, Inc	2,183,961
123,000		Shinnihon Corp	1,165,357
123

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

230,000		Showa Corp	$3,165,115
3,407,000		Sojitz Holdings Corp	11,457,606
25,000		Studio Alice Co Ltd	571,708
108,000		Sumitomo Forestry Co Ltd	1,602,590
413,200		Sumitomo Mitsui Construction C	2,592,164
21,000	e	Sun Frontier Fudousan Co Ltd	214,341
72,000		Sushiro Global Holdings Ltd	3,792,463
39,000		Systena Corp	469,303
44,500		Taihei Dengyo Kaisha Ltd	1,048,533
48,000		Taiho Kogyo Co Ltd	432,837
733,000	e	Takara Leben Co Ltd	2,111,826
114,000	e	Toho Pharmaceutical Co Ltd	2,986,465
583,000	e	Tokai Carbon Co Ltd	9,127,946
135,000		Tokai Tokyo Securities Co Ltd	696,911
333,000		Tokyu Construction Co Ltd	3,012,224
101,000		Topre Corp	2,101,783
197,000		Tosei Corp	1,800,711
39,000		Towa Pharmaceutical Co Ltd	2,997,927
468,000		Toyo Construction Co Ltd	1,916,521
46,000		Toyo Kanetsu K K	1,031,809
19,000		TS Tech Co Ltd	546,821
77,000		UBE Industries Ltd	1,677,265
51,000		Unipres Corp	912,288
33,000		United Arrows Ltd	1,240,875
334,000	e	UNITED, Inc	7,004,539
97,000		Unizo Holdings Co Ltd	1,827,228
21,000		V Technology Co Ltd	2,709,403
50,000		Valor Co Ltd	1,073,130
47,000	e	VITAL KSK Holdings, Inc	489,648
224,000		YA-MAN Ltd	3,611,947
87,000		Yorozu Corp	1,226,580
98,000		Yurtec Corp	738,343
58,000		Zenkoku Hosho Co Ltd	2,102,757
111,000	*	ZIGExN Co Ltd	685,685
		TOTAL JAPAN	223,707,904

KOREA, REPUBLIC OF - 4.2%
85,000		Daeduck Electronics Co	619,175
41,000		Daewoong Co Ltd	502,485
70,000		Daishin Securities Co Ltd	683,060
202,000		Dongwon Development Co Ltd	629,678
713,000	*	Doosan Infracore Co Ltd	4,847,505
4,000		e Tec E&C Ltd	295,027
810,000		Easy Bio, Inc	4,151,044
153,000		Eugene Corp	706,683
135,000		Fila Korea Ltd	4,999,655
2,000		GS Home Shopping, Inc	341,437
51,000		Hansol Paper Co Ltd	782,662
120,000		Hanwha Non-Life Insurance Co Ltd	626,311
189,000		Jeil Holdings Co Ltd	1,794,348
10,000		Korea District Heating Corp	500,429
6,000		Korea Petrochemical Ind Co Ltd	824,363
11,000		Kukdo Chemical Co Ltd	436,336
124

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

5,000		LG Fashion Corp	$96,329
5,000		LOTTE Himart Co Ltd	246,927
30,000		LS Cable Ltd	1,334,512
71,000		Meritz finance Holdings Co Ltd	646,088
174,000		Meritz Fire & Marine Insurance Co Ltd	2,784,044
76,000		Poongsan Corp	1,618,499
6,000		Samchully Co Ltd	482,416
58,000		Samjin Pharmaceutical Co Ltd	1,890,395
40,000		Seah Besteel Corp	569,890
4,727	*	SeAH Steel Corp	244,325
18,190		SK Gas Co Ltd	1,170,251
39,000		SL Corp	495,137
117,525		Ssangyong Cement Industrial Co Ltd	497,257
292,000		Taeyoung Engineering & Construction	2,450,136
12,000		Unid Co Ltd	423,780
		TOTAL KOREA, REPUBLIC OF	37,690,184

MALAYSIA - 0.4%
118,500		Aeon Credit Service M BHD	428,058
273,000		Esso Malaysia BHD	472,035
484,000		Mah Sing Group BHD	111,092
104,000		Malaysian Pacific Industries BHD	269,948
1,038,280		Sunway BHD	339,991
961,000		Supermax Corp BHD	732,374
1,165,000		Unisem M BHD	805,328
485,100		UOA Development BHD	226,335
		TOTAL MALAYSIA	3,385,161

MEXICO - 0.4%
244,000	g	Banco del Bajio S.A.	479,634
289,000		Grupo Aeroportuario del Centro Norte Sab de C.V.	1,512,206
100,000		Regional SAB de C.V.	487,022
443,000		Unifin Financiera SAPI de C.V. SOFOM ENR	837,225
		TOTAL MEXICO	3,316,087

NETHERLANDS - 1.6%
220,000		ASR Nederland NV	9,987,388
100,000	e	BE Semiconductor Industries NV	2,137,795
70,000	g	Flow Traders	2,229,509
		TOTAL NETHERLANDS	14,354,692

NEW ZEALAND - 0.4%
833,000		Air New Zealand Ltd	1,523,016
552,101		Genesis Energy Ltd	843,040
404,000		Infratil Ltd	903,146
		TOTAL NEW ZEALAND	3,269,202

NORWAY - 2.0%
21,000		Aker ASA (A Shares)	1,595,324
145,000	g	Entra ASA	1,962,044
280,000		Leroy Seafood Group ASA	2,581,158
584,000	*	Petroleum Geo-Services ASA	1,815,116
125

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

65,000		Salmar ASA	$3,431,074
151,000		Sparebanken Midt-Norge	1,538,888
130,000		Sparebanken Nord-Norge	1,038,697
277,000		Storebrand ASA	2,302,106
46,000		TGS Nopec Geophysical Co ASA	1,536,615
		TOTAL NORWAY	17,801,022

PAKISTAN - 0.1%
1,998,000		Engro Fertilizers Ltd	1,222,723
		TOTAL PAKISTAN	1,222,723

PORTUGAL - 0.6%
166,000		Altri SGPS S.A.	1,454,784
641,000	*	Mota Engil SGPS S.A.	1,269,438
2,755,000		Sonae SPGS S.A.	2,752,678
		TOTAL PORTUGAL	5,476,900

QATAR - 0.1%
268,000	*	Vodafone Qatar	604,108
		TOTAL QATAR	604,108

SINGAPORE - 0.1%
67,000		China Yuchai International Ltd	965,470
211,112		QAF Ltd	112,021
		TOTAL SINGAPORE	1,077,491

SOUTH AFRICA - 0.5%
126,000		Astral Foods Ltd	1,690,932
72,000		Barloworld Ltd	586,861
587,239		Vukile Property Fund Ltd	808,063
99,000		Wilson Bayly Holmes-Ovcon Ltd	1,026,876
		TOTAL SOUTH AFRICA	4,112,732

SPAIN - 2.7%
50,000		Acciona S.A.	4,217,563
241,000		Acerinox S.A.	2,692,915
100,000		Cie Automotive S.A.	2,646,649
711,000		Ence Energia y Celulosa S.A.	5,972,284
79,000	e,g	Euskaltel S.A.	661,391
170,247	*,g	Global Dominion Access S.A.	909,172
200,000		Inmobiliaria Colonial S.A.	2,008,104
150,000		Laboratorios Almirall S.A.	2,717,682
19,000	*	Masmovil Ibercom S.A.	2,462,284
		TOTAL SPAIN	24,288,044

SWEDEN - 3.2%
26,000		Biogaia AB (B Shares)	1,052,655
138,000		Biotage AB	1,808,385
64,000	*	Biovitrum AB	1,306,415
96,000		Castellum AB	1,654,820
79,000		Com Hem Holding AB	1,232,519
414,000		Elekta AB (B Shares)	5,250,227
126

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

111,000		Granges AB	$1,173,503
152,000		Hemfosa Fastigheter AB	1,877,857
68,000		Holmen AB	1,556,761
77,000		JM AB	1,460,585
221,000	e,g	LeoVegas AB	1,291,746
135,000		New Wave Group AB (B Shares)	820,695
324,000	g	Nobina AB	2,161,923
30,000		Nolato AB (B Shares)	1,381,376
41,000		Paradox Interactive AB	591,585
572,000	*,e	SAS AB	1,291,557
81,000		Svenska Cellulosa AB (B Shares)	765,730
218,000		Wihlborgs Fastigheter AB	2,459,503
		TOTAL SWEDEN	29,137,842

SWITZERLAND - 3.5%
10,000		BKW S.A.	634,258
4,000		Bobst Group AG.	302,356
9,500		Bossard Holding AG.	1,548,920
45,000		Cembra Money Bank AG.	3,774,044
1,000		Emmi AG.	726,838
488,000		Ferrexpo plc	1,299,123
54,000	g	Galenica AG.	2,894,870
3,000		Georg Fischer AG.	2,791,037
43,000		Logitech International S.A.	1,592,044
60,000		Mobilezone Holding AG.	665,677
227,000		OC Oerlikon Corp AG.	2,701,570
13,000		Orior AG.	1,148,786
31,000		PSP Swiss Property AG.	2,991,097
3,000		Siegfried Holding AG.	1,203,351
57,000	g	Sunrise Communications Group AG.	5,017,246
23,000		Swissquote Group Holding S.A.	1,195,779
19,000		Zehnder Group AG.	760,264
		TOTAL SWITZERLAND	31,247,260

TAIWAN - 5.3%
600,000		A-DATA Technology Co Ltd	733,800
1,315,000		Arcadyan Technology Corp	2,150,696
2,153,000		Asia Vital Components Co Ltd	1,480,060
3,135,000		Benq Corp	1,782,956
724,000		Charoen Pokphand Enterprise	982,323
2,114,025		China Manmade Fibers Corp	671,861
833,000	*	China Motor Corp	628,859
5,935,000	*	Chung Hung Steel Corp	2,269,913
1,430,000		Coretronic Corp	1,967,809
2,092,000		Gigabyte Technology Co Ltd	2,750,536
5,081,000		Grand Pacific Petrochemical	3,439,087
13,233,000		HannStar Display Corp	2,919,620
400,000		Huaku Development Co Ltd	813,655
376,000		ITEQ Corp	482,720
836,000		LEE Chang Yung Chem IND Corp	1,406,070
1,399,242		Mitac Holdings Corp	1,137,762
2,154,000		Oriental Union Chemical Corp	1,954,646
404,000		Primax Electronics Ltd	546,022
127

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

1,483,000		Radiant Opto-Electronics Corp	$3,897,365
86,000		Senao International Co Ltd	95,667
849,000		Sercomm Corp	1,357,880
2,627,000		Shinkong Synthetic Fibers Corp	889,282
341,000		Simplo Technology Co Ltd	1,983,185
1,014,000		Supreme Electronics Co Ltd	854,960
545,000		Systex Corp	1,091,969
707,000		Tripod Technology Corp	1,708,352
6,388,000		Unimicron Technology Corp	3,122,217
2,694,440		UPC Technology Corp	991,551
1,414,944		USI Corp	540,756
3,065,000		Walsin Lihwa Corp	1,524,417
1,087,687		WT Microelectronics Co Ltd	1,403,010
112,000		Zeng Hsing Industrial Co Ltd	520,019
		TOTAL TAIWAN	48,099,025

THAILAND - 0.3%
1,100,000		Com7 PCL (Foreign)	689,841
1,342,000		Esso Thailand PCL (Foreign)	586,587
2,673,000		LPN Development PCL (Foreign)	755,819
3,039,000		SVI PCL (Foreign)	514,481
		TOTAL THAILAND	2,546,728

TURKEY - 0.9%
345,000		Aygaz AS	751,483
809,000	*	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS (Class D)	443,444
3,389,666		Soda Sanayii AS	4,110,639
828,000		Tekfen Holding AS	3,152,285
		TOTAL TURKEY	8,457,851

UNITED KINGDOM - 13.6%
155,000		Abcam plc	2,376,062
240,000		Advanced Medical Solutions Group plc	880,424
186,000		Ascential plc	894,781
55,000		Bellway plc	2,017,268
278,000		Brewin Dolphin Holdings plc	1,168,083
380,000		Britvic plc	3,836,351
2,101,000		Cineworld Group plc	7,898,140
147,000		Close Brothers Group plc	2,760,978
828,162		CYBG plc	2,845,401
327,000		Dart Group plc	3,547,407
99,000		Dechra Pharmaceuticals plc	2,892,590
178,000	*	Dialog Semiconductor plc	4,694,073
919,000		Domino’s Pizza Group plc	3,324,760
794,000		Drax Group plc	4,067,039
226,636		DS Smith plc	1,137,167
337,000		Electrocomponents plc	2,668,179
636,677	g	Equiniti Group plc	1,751,383
213,000		Fevertree Drinks plc	7,561,660
323,000	g	Forterra plc	911,447
28,000		Games Workshop Group plc	1,099,834
78,000		Genus plc	2,203,730
276,000		Greggs plc	4,092,885
128

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

SHARES		COMPANY	VALUE

104,000		Halma plc	$1,764,919
146,000		HomeServe plc	1,772,328
409,000		Howden Joinery Group plc	2,448,970
909,000	g	Ibstock plc	2,606,097
377,000		IG Group Holdings plc	2,912,974
744,000	*	Indivior plc	1,790,594
135,000		iomart Group plc	662,619
149,000	*	Just Eat plc	1,155,864
213,000		Michael Page International plc	1,365,325
416,000		National Express Group plc	2,125,624
107,000	*	Ocado Ltd	1,167,874
319,000	g	On the Beach Group plc	1,745,267
402,000		Redrow plc	2,714,303
37,000		Renishaw plc	1,988,217
502,000		Rentokil Initial plc	2,024,381
485,000		Saga plc	738,333
265,000		Softcat plc	2,185,924
20,000		Spirax-Sarco Engineering plc	1,651,998
504,354		SSP Group plc	4,300,038
684,000		Tate & Lyle plc	5,881,087
1,628,000		Tritax Big Box REIT plc	2,972,172
392,000		Unite Group plc	4,268,166
127,000		Victrex plc	4,295,929
129,000		WH Smith plc	3,206,597
		TOTAL UNITED KINGDOM	122,375,242

UNITED STATES - 0.9%
61,000		BRP, Inc (Toronto)	2,453,994
109,000		Burford Capital Ltd	2,310,472
6,000	e	iShares MSCI EAFE Small-Cap ETF	337,500
2,500	e	iShares MSCI Emerging Markets Small-Cap ETF	102,800
612,000		Reliance Worldwide Corp Ltd	2,180,271
100,000		Sims Group Ltd	801,860
		TOTAL UNITED STATES	8,186,897

		TOTAL COMMON STOCKS	879,376,194
		(Cost $965,238,484)

RIGHTS / WARRANTS - 0.0%

ITALY - 0.0%
1,876,000	m	Beni Stabili S.p.A SIIQ	6
		TOTAL ITALY	6

MALAYSIA - 0.0%
233,613		Sunway BHD	16,190
		TOTAL MALAYSIA	16,190

		TOTAL RIGHTS / WARRANTS	16,196
		(Cost $0)
129

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 4.9%

GOVERNMENT AGENCY DEBT - 0.2%
$1,800,000		Federal Home Loan Bank (FHLB)	2.170%	11/01/18	$1,800,000
		TOTAL GOVERNMENT AGENCY DEBT			1,800,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 4.7%
42,006,664	c	State Street Navigator Securities Lending Government Money Market Portfolio			42,006,664
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			42,006,664

		TOTAL SHORT-TERM INVESTMENTS			43,806,664
		(Cost $43,806,664)
		TOTAL INVESTMENTS - 102.5%			923,199,054
		(Cost $1,009,045,148)
		OTHER ASSETS & LIABILITIES, NET - (2.5)%			(22,595,014)
		NET ASSETS - 100.0%			$900,604,040

Abbreviation(s):
ADR American Depositary Receipt
ETF Exchange Traded Fund
REIT Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $40,173,997.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2018, the aggregate value of these securities amounted to $36,763,445 or 4.1% of net assets.
m	Indicates a security that has been deemed illiquid.
130

TIAA-CREF FUNDS - Quant International Small-Cap Equity Fund

TIAA-CREF FUNDS

QUANT INTERNATIONAL SMALL-CAP EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2018

		% OF
SECTOR	VALUE	NET ASSETS
INDUSTRIALS	$174,632,645	19.4%
INFORMATION TECHNOLOGY	109,090,003	12.1
CONSUMER DISCRETIONARY	104,515,073	11.6
REAL ESTATE	89,474,114	9.9
MATERIALS	84,805,624	9.4
FINANCIALS	79,807,527	8.9
HEALTH CARE	72,123,332	8.0
CONSUMER STAPLES	60,596,493	6.7
ENERGY	39,664,036	4.4
COMMUNICATION SERVICES	32,849,808	3.7
UTILITIES	31,833,735	3.5
SHORT-TERM INVESTMENTS	43,806,664	4.9
OTHER ASSETS & LIABILITIES, NET	(22,595,014)	(2.5)

NET ASSETS	$900,604,040	100.0%

131

TIAA-CREF FUNDS - Social Choice International Equity Fund

TIAA-CREF FUNDS

SOCIAL CHOICE INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.8%

AUSTRALIA - 7.2%
66,587		Alumina Ltd	$120,844
3,874		Amcor Ltd	36,556
19,099		AMP Ltd	33,491
9,695		APA Group (ASE)	66,023
4,932		AusNet Services	5,982
21,961		Australia & New Zealand Banking Group Ltd	404,229
668		Bendigo Bank Ltd	4,854
11,511		BlueScope Steel Ltd	117,995
1,378		Boral Ltd	5,490
6,452		Brambles Ltd	48,603
2,186		Caltex Australia Ltd	43,739
4,830		Coca-Cola Amatil Ltd	33,992
167		Cochlear Ltd	21,044
11,277		Commonwealth Bank of Australia	554,499
3,157		Computershare Ltd	44,333
3,106		CSL Ltd	414,642
42,351		Fortescue Metals Group Ltd	120,545
1,343		GPT Group (ASE)	4,912
10,833		Healthscope Ltd	16,253
2,521	*	Insurance Australia Group Ltd	12,193
1,393		Lend Lease Corp Ltd	17,397
2,067		Macquarie Goodman Group	15,191
3,284		Macquarie Group Ltd	273,860
17,486		Mirvac Group	26,898
21,319		National Australia Bank Ltd	381,813
9,448		Newcrest Mining Ltd	138,302
2,279		QR National Ltd	6,790
1,822		Ramsay Health Care Ltd	72,726
13,123		Santos Ltd	61,594
29,167		Scentre Group	82,171
13,104		Stockland Trust Group	33,521
7,761		Sydney Airport	35,472
45,514		Telstra Corp Ltd	99,559
20,738		Transurban Group (ASE)	166,803
6,404		Wesfarmers Ltd	212,086
23,988		Westpac Banking Corp	455,670
5,495		Woodside Petroleum Ltd	135,288
4,700		Woolworths Ltd	94,862
		TOTAL AUSTRALIA	4,420,222

AUSTRIA - 0.5%
3,788		OMV AG.	210,358
3,118		Voestalpine AG.	110,658
		TOTAL AUSTRIA	321,016
132

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

BELGIUM - 0.7%
2,900		KBC Groep NV	$199,857
707		Solvay S.A.	80,533
1,253		UCB S.A.	105,227
874		Umicore S.A.	41,142
		TOTAL BELGIUM	426,759

DENMARK - 1.6%
407		Christian Hansen Holding	41,083
877		Coloplast AS	81,836
965	*	Genmab AS	132,045
518		H Lundbeck AS	24,160
11,616		Novo Nordisk AS	501,655
664		Novozymes AS	32,792
1,437	g	Orsted AS	91,121
314		Pandora AS	19,645
744		Vestas Wind Systems AS	46,657
		TOTAL DENMARK	970,994

FINLAND - 1.6%
1,719		Metso Oyj	54,272
2,336		Neste Oil Oyj	191,821
137		Nokian Renkaat Oyj	4,358
30,295	*	Nordea Bank Abp	263,290
1,656		Orion Oyj (Class B)	56,965
6,838		Stora Enso Oyj (R Shares)	102,742
5,497		UPM-Kymmene Oyj	176,722
7,458		Wartsila Oyj (B Shares)	126,902
		TOTAL FINLAND	977,072

FRANCE - 10.7%
3,471		Accor S.A.	158,598
643		Aeroports de Paris	134,485
3,248		Air Liquide	392,638
777		Atos Origin S.A.	66,455
14,410		AXA S.A.	360,634
1,629		Cap Gemini S.A.	198,908
1,103	e	Casino Guichard Perrachon S.A.	48,645
4,669		CNP Assurances	104,060
5,026		Danone	355,908
1,089		Eiffage S.A.	106,354
1,750		Essilor International S.A.	239,012
971		Eurazeo	70,910
195		Gecina S.A.	28,599
946		Imerys S.A.	58,314
1,857		JC Decaux S.A.	60,961
622		Kering	276,472
2,086		Legrand S.A.	136,218
1,882		L’Oreal S.A.	424,026
1,609		Michelin (C.G.D.E.) (Class B)	164,721
24,860		Natixis	145,130
16,527		Orange S. A.	257,959
133

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

7,585		Peugeot S.A.	$180,301
3,070		Renault S.A.	229,249
6,024		Rexel S.A.	76,790
6,949		Sanofi-Aventis	620,966
4,919		Schneider Electric S.A.	355,698
13,632		Total S.A.	799,863
147	*	Unibail-Rodamco-Westfield	26,687
583		Unibail-Rodamco-Westfield	105,499
3,419		Valeo S.A.	110,277
5,993		Vivendi Universal S.A.	144,541
733		Wendel	94,979
		TOTAL FRANCE	6,533,857

GERMANY - 8.8%
1,293		Adidas-Salomon AG.	304,067
2,770		Allianz AG.	577,046
6,307		BASF SE	483,990
3,642		Bayerische Motoren Werke AG.	313,616
762		Beiersdorf AG.	78,789
1,696		Brenntag AG.	88,573
14,455	*	Commerzbank AG.	136,107
1,381		Deutsche Boerse AG.	174,520
8,369		Deutsche Post AG.	264,253
1,911		Deutsche Wohnen AG.	87,409
4,284		Evonik Industries AG.	132,529
858		Fraport AG. Frankfurt Airport Services Worldwide	66,260
1,925		HeidelbergCement AG.	130,639
2,178		Henkel KGaA	213,352
1,511		Henkel KGaA (Preference)	165,084
509		Hochtief AG.	75,428
1,723		Merck KGaA	184,367
2,377		Metro Wholesale & Food Specialist AG.	35,758
463		MTU Aero Engines Holding AG.	98,310
953		Muenchener Rueckver AG.	204,691
1,436		Osram Licht AG.	58,182
1,476		ProSiebenSat. Media AG.	34,083
5,994		SAP AG.	641,798
420		Sartorius AG.	60,750
4,833		Siemens AG.	555,538
11,460		TUI AG. (DI)	190,136
1,401	*,g	Zalando SE	54,156
		TOTAL GERMANY	5,409,431

HONG KONG - 2.8%
55,500		BOC Hong Kong Holdings Ltd	207,776
53,525		Hang Lung Properties Ltd	97,023
9,900		Hang Seng Bank Ltd	232,131
33,000		HKT Trust and HKT Ltd	45,513
109,269		Hong Kong & China Gas Ltd	208,719
2,738		Hong Kong Electric Holdings Ltd	18,284
8,531		Hong Kong Exchanges and Clearing Ltd	227,153
13,678		Hysan Development Co Ltd	64,146
148,000		Li & Fung Ltd	29,372
134

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

8,830		Link REIT	$78,473
39,774		MTR Corp	192,993
89,000		PCCW Ltd	48,867
30,000		Shangri-La Asia Ltd	40,980
6,961		Swire Pacific Ltd (Class A)	72,316
31,800		Swire Properties Ltd	108,671
13,717		Techtronic Industries Co	64,590
		TOTAL HONG KONG	1,737,007

IRELAND - 0.7%
9,617		CRH plc	286,858
1,341		Kerry Group plc (Class A)	137,459
		TOTAL IRELAND	424,317

ISRAEL - 0.5%
21,048		Bank Hapoalim Ltd	142,393
18,917		Bank Leumi Le-Israel	117,961
2,895		Mizrahi Tefahot Bank Ltd	48,724
		TOTAL ISRAEL	309,078

ITALY - 1.8%
10,313		Assicurazioni Generali S.p.A.	166,419
140,704		Banca Intesa S.p.A.	311,670
69,072		Enel S.p.A.	338,665
39,315		Snam Rete Gas S.p.A.	162,550
10,767		Terna Rete Elettrica Nazionale S.p.A.	55,617
		TOTAL ITALY	1,034,921

JAPAN - 23.9%
4,500		Aeon Co Ltd	103,285
3,024		AEON Financial Service Co Ltd	59,185
1,100		Aeon Mall Co Ltd	20,315
3,000		Ajinomoto Co, Inc	48,466
2,237		Alfresa Holdings Corp	59,665
1,200		All Nippon Airways Co Ltd	40,351
12,000		Asahi Kasei Corp	143,981
600		Asics Corp	8,684
12,800		Astellas Pharma, Inc	197,763
6,931		Bridgestone Corp	267,254
800	e	Casio Computer Co Ltd	12,075
1,500		Central Japan Railway Co	287,863
8,132		Chubu Electric Power Co, Inc	117,269
3,700		Chugai Pharmaceutical Co Ltd	216,623
927		Dai Nippon Printing Co Ltd	20,800
500		Daifuku Co Ltd	21,473
2,500		Daikin Industries Ltd	289,780
7,900		Daiwa House Industry Co Ltd	238,535
5,559		Denso Corp	247,963
1,200		Dentsu, Inc	55,656
3,300		East Japan Railway Co	288,214
1,800		Eisai Co Ltd	149,905
200		FamilyMart Co Ltd	23,182
300		Fast Retailing Co Ltd	151,052
135

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES	COMPANY	VALUE

2,500	Fujitsu Ltd	$152,096
2,204	Hakuhodo DY Holdings, Inc	36,760
3,385	Hankyu Hanshin Holdings, Inc	111,809
4,411	Hino Motors Ltd	42,223
400	Hitachi Chemical Co Ltd	6,305
1,900	Hitachi Construction Machinery Co Ltd	50,446
1,100	Hitachi High-Technologies Corp	41,282
7,300	Hitachi Metals Ltd	85,840
13,400	Honda Motor Co Ltd	382,510
8,117	Hulic Co Ltd	74,276
11,350	Inpex Holdings, Inc	129,238
12,564	Isuzu Motors Ltd	164,721
6,400	Kajima Corp	82,410
200	Kaneka Corp	8,359
300	Kansai Paint Co Ltd	4,433
2,400	Kao Corp	159,653
1,700	Kawasaki Heavy Industries Ltd	40,287
14,200	KDDI Corp	343,638
300	Keio Corp	16,294
673	Keyence Corp	328,773
1,000	Kikkoman Corp	54,787
737	Kintetsu Corp	28,311
8,600	Komatsu Ltd	223,965
2,100	Konica Minolta Holdings, Inc	20,787
12,700	Kubota Corp	200,492
600	Kuraray Co Ltd	8,241
3,300	Kyocera Corp	178,605
5,600	Kyowa Hakko Kogyo Co Ltd	108,454
2,110	Kyushu Electric Power Co, Inc	24,512
200	Marui Co Ltd	4,306
21,979	Mitsubishi Chemical Holdings Corp	171,335
11,573	Mitsubishi Corp	325,725
13,900	Mitsubishi Estate Co Ltd	222,147
10,300	Mitsubishi UFJ Lease & Finance Co Ltd	52,934
16,920	Mitsui & Co Ltd	282,710
2,500	Mitsui Chemicals, Inc	56,060
8,100	Mitsui Fudosan Co Ltd	182,430
1,400	Mitsui OSK Lines Ltd	34,026
5,600	Mitsui Trust Holdings, Inc	222,507
1,500	Murata Manufacturing Co Ltd	233,453
1,300	Nabtesco Corp	28,536
1,701	NEC Corp	48,828
4,500	NGK Insulators Ltd	63,333
1,500	NGK Spark Plug Co Ltd	30,353
400	Nikon Corp	6,973
604	Nintendo Co Ltd	188,570
300	Nippon Express Co Ltd	18,933
12,000	Nippon Steel Corp	221,354
800	Nippon Yusen Kabushiki Kaisha	12,901
836	Nisshin Seifun Group, Inc	16,635
613	Nissin Food Products Co Ltd	39,526
162	Nitori Co Ltd	21,153
1,000	Nitto Denko Corp	62,475
136

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES	COMPANY	VALUE

4,400	NKSJ Holdings, Inc	$181,480
1,985	NOK Corp	28,562
1,600	Nomura Real Estate Holdings, Inc	30,056
1,900	Nomura Research Institute Ltd	84,234
12,400	NTT DoCoMo, Inc	307,505
9,960	Obayashi Corp	87,929
2,121	Odakyu Electric Railway Co Ltd	44,839
2,200	Omron Corp	89,066
2,100	Oriental Land Co Ltd	197,554
600	Osaka Gas Co Ltd	10,972
22,800	Panasonic Corp	244,677
3,770	Rakuten, Inc	25,500
7,329	Recruit Holdings Co Ltd	196,707
24,300	Resona Holdings, Inc	127,819
123	Rinnai Corp	8,935
901	Secom Co Ltd	73,766
5,224	Sekisui Chemical Co Ltd	82,152
7,663	Sekisui House Ltd	112,470
4,025	Sharp Corp	61,785
2,600	Shimadzu Corp	65,710
11,506	Shimizu Corp	93,398
3,200	Shin-Etsu Chemical Co Ltd	267,394
2,600	Shionogi & Co Ltd	166,254
1,700	Shiseido Co Ltd	107,262
800	Showa Denko KK	34,835
3,900	Showa Shell Sekiyu KK	74,436
400	Sohgo Security Services Co Ltd	17,816
7,500	Sony Corp	405,875
2,000	Stanley Electric Co Ltd	59,161
700	Start Today Co Ltd	16,796
19,000	Sumitomo Chemical Co Ltd	95,178
2,300	Sumitomo Dainippon Pharma Co Ltd	48,056
6,142	Sumitomo Metal Mining Co Ltd	193,387
10,142	Sumitomo Mitsui Financial Group, Inc	394,880
3,001	Sumitomo Rubber Industries, Inc	43,048
2,900	Suntory Beverage & Food Ltd	118,189
1,200	Sysmex Corp	84,167
4,300	T&D Holdings, Inc	68,739
500	Teijin Ltd	8,668
2,500	THK Co Ltd	55,213
200	Toho Co Ltd	6,525
200	Toho Gas Co Ltd	6,886
6,226	Tokio Marine Holdings, Inc	293,320
1,300	Tokyo Electron Ltd	175,433
3,000	Tokyo Gas Co Ltd	73,779
4,300	Tokyu Corp	71,038
12,100	Toray Industries, Inc	85,829
2,100	Toto Ltd	75,130
300	Toyo Suisan Kaisha Ltd	10,312
1,606	Toyoda Gosei Co Ltd	34,638
5,500	Toyota Tsusho Corp	198,487
2,069	USS Co Ltd	37,308
1,000	West Japan Railway Co	67,258
137

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

1,800		Yakult Honsha Co Ltd	$127,461
770		Yamaha Corp	33,837
1,000		Yamazaki Baking Co Ltd	18,025
3,300		Yaskawa Electric Corp	95,382
1,598		Yokogawa Electric Corp	31,375
3,167		Yokohama Rubber Co Ltd	61,349
		TOTAL JAPAN	14,643,891

LUXEMBOURG - 0.3%
1,545		SES Global S.A.	33,205
8,918		Tenaris S.A.	131,279
		TOTAL LUXEMBOURG	164,484

NETHERLANDS - 3.0%
20,340		Aegon NV	124,738
1,446		Akzo Nobel NV	121,413
2,774		ASML Holding NV	477,805
1,136		DSM NV	99,183
2,864		EXOR NV	161,974
31,274		ING Groep NV	370,002
7,354		Koninklijke Philips Electronics NV	274,274
1,397		Koninklijke Vopak NV	63,177
1,909		NN Group NV	81,969
716		Randstad Holdings NV	36,024
		TOTAL NETHERLANDS	1,810,559

NEW ZEALAND - 0.3%
9,284		Auckland International Airport Ltd	42,456
3,876	*	Fletcher Building Ltd	15,353
33,838		Meridian Energy Ltd	69,415
3,366		Ryman Healthcare Ltd	26,670
		TOTAL NEW ZEALAND	153,894

NORWAY - 1.6%
1,851		Aker BP ASA	60,703
12,829		DNB NOR Holding ASA	231,774
35,511		Norsk Hydro ASA	184,152
2,594		Orkla ASA	22,384
604		Schibsted ASA (B Shares)	19,113
11,577		Statoil ASA	299,454
7,476		Telenor ASA	137,075
		TOTAL NORWAY	954,655

PORTUGAL - 0.4%
17,693		Energias de Portugal S.A.	62,204
9,035		Galp Energia SGPS S.A.	157,103
1,073		Jeronimo Martins SGPS S.A.	13,170
		TOTAL PORTUGAL	232,477

SINGAPORE - 1.7%
5,260		Ascendas REIT	9,578
56,200		CapitaLand Ltd	127,657

138

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

7,100		CapitaMall Trust	$10,814
10,400		City Developments Ltd	59,435
17,420		DBS Group Holdings Ltd	295,572
2,700		Jardine Cycle & Carriage Ltd	59,131
24,700		Keppel Corp Ltd	110,667
8,153		Singapore Airlines Ltd	55,890
109,300		Singapore Telecommunications Ltd	248,037
11,000		UOL Group Ltd	47,912
		TOTAL SINGAPORE	1,024,693

SOUTH AFRICA - 0.3%
17,687		Investec plc	109,351
10,579		Mediclinic International plc	50,842
		TOTAL SOUTH AFRICA	160,193

SPAIN - 3.0%
2,831		Amadeus IT Holding S.A.	227,965
58,198		Banco Bilbao Vizcaya Argentaria S.A.	321,200
49,488		Banco de Sabadell S.A.	65,156
41,150	e	CaixaBank S.A.	166,522
1,806		Enagas	47,883
3,982		Ferrovial S.A.	79,724
6,627	e	Gas Natural SDG S.A.	162,876
36,490		Iberdrola S.A.	258,197
10,052	e	Industria De Diseno Textil S.A.	283,313
1,014		Red Electrica Corp S.A.	20,996
12,124		Repsol YPF S.A.	216,642
		TOTAL SPAIN	1,850,474

SWEDEN - 3.2%
5,073		Assa Abloy AB	100,906
7,044		Atlas Copco AB (A Shares)	174,140
6,603		Atlas Copco AB (B-Shares)	151,231
7,222		Boliden AB	164,927
3,548	*	Epiroc AB	29,194
4,327	*	Epiroc AB	37,997
19,963		Ericsson (LM) (B Shares)	173,813
770		Essity AB	17,573
3,735	e	Hennes & Mauritz AB (B Shares)	65,970
3,694		Investor AB (B Shares)	160,047
1,863		Lundin Petroleum AB	56,680
15,160		Skandinaviska Enskilda Banken AB (Class A)	156,882
575		SKF AB (B Shares)	9,219
17,453		Svenska Handelsbanken AB	189,711
7,698		Swedbank AB (A Shares)	173,163
14,416		TeliaSonera AB	64,893
13,938		Volvo AB (B Shares)	208,152
		TOTAL SWEDEN	1,934,498

SWITZERLAND - 7.3%
16,142		ABB Ltd	324,802
1,478		Adecco S.A.	72,378
53		Barry Callebaut AG.	103,593

139

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

5,343		Coca-Cola HBC AG.	$157,825
65		Givaudan S.A.	157,555
703		Kuehne & Nagel International AG.	97,706
768		Lonza Group AG.	241,489
16,036		Nestle S.A.	1,353,809
444		Phonak Holding AG.	72,409
3,849		Roche Holding AG.	936,702
39		SGS S.A.	92,627
1,260		Sika AG.	161,560
1,791		Swiss Re Ltd	161,607
267		Swisscom AG.	122,254
532		Vifor Pharma AG.	76,889
1,142		Zurich Financial Services AG.	354,570
		TOTAL SWITZERLAND	4,487,775

UNITED ARAB EMIRATES - 0.2%
2,748		NMC Health plc	123,906
		TOTAL UNITED ARAB EMIRATES	123,906

UNITED KINGDOM - 15.1%
19,555		3i Group plc	218,963
7,115		Associated British Foods plc	216,913
15,854		AstraZeneca plc (ADR)	614,818
48,559		Aviva plc	265,369
10,584		Barratt Developments plc	69,420
768		Berkeley Group Holdings plc	34,325
11,560		British Land Co plc	87,305
88,453		BT Group plc	270,844
4,945		Bunzl plc	145,877
4,338		Burberry Group plc	100,379
18,729		CNH Industrial NV	194,694
4,430	*	Coca-Cola European Partners plc (Class A)	201,521
15,722		Compass Group plc	309,233
22,554	g	ConvaTec Group plc	46,619
1,525		Croda International plc	93,933
2,151		DCC plc	184,364
1,667		easyJet plc	25,538
5,903		Hammerson plc	32,956
3,866		InterContinental Hotels Group plc	202,848
2,757		Intertek Group plc	165,189
47,293		ITV plc	89,775
16,479		J Sainsbury plc	65,472
9,929		John Wood Group plc	90,495
3,452		Johnson Matthey plc	130,878
26,221		Kingfisher plc	85,144
13,637		Land Securities Group plc	148,345
80,426		Legal & General Group plc	258,077
4,363		London Stock Exchange Group plc	240,391
10,614		Marks & Spencer Group plc	40,144
18,382		Meggitt plc	124,365
16,980	g	Merlin Entertainments plc	70,124
3,921		Mondi plc	92,335
29,629		National Grid plc	313,002
140

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

998		Next plc	$66,300
5,871		Pearson plc	67,446
20,042		Prudential plc	401,314
3,475		RELX plc	68,761
11,632		RELX plc (London)	230,042
14,574		RSA Insurance Group plc	104,817
3,382		Schroders plc	115,741
11,531		Scottish & Southern Energy plc	168,069
20,226		Segro plc	158,569
36,410		Standard Chartered plc	255,187
57,926		Standard Life Aberdeen plc	200,067
50,543		Taylor Wimpey plc	104,069
91,924		Tesco plc	250,348
5,229		Travis Perkins plc	73,853
8,421	e	Unilever NV	452,503
8,532		Unilever plc	451,937
14,070		United Utilities Group plc	130,382
20,626	d	Vodafone Group plc (ADR)	390,450
3,263		Whitbread plc	183,471
6,886		WM Morrison Supermarkets plc	21,816
13,283		WPP plc	150,307
		TOTAL UNITED KINGDOM	9,275,104

UNITED STATES - 0.6%
3,459		Ferguson plc	233,204
3,610	*	QIAGEN NV (Turquoise)	131,038
		TOTAL UNITED STATES	364,242

		TOTAL COMMON STOCKS	59,745,519
		(Cost $61,399,847)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 3.7%

GOVERNMENT AGENCY DEBT - 2.0%
$1,200,000		Federal Home Loan Bank (FHLB)	2.050%	11/01/18	1,200,000
		TOTAL GOVERNMENT AGENCY DEBT			1,200,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.7%
1,039,291	c	State Street Navigator Securities Lending Government Money Market Portfolio			1,039,291
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			1,039,291

		TOTAL SHORT-TERM INVESTMENTS			2,239,291
		(Cost $2,239,291)
		TOTAL INVESTMENTS - 101.5%			61,984,810
		(Cost $63,639,138)
		OTHER ASSETS & LIABILITIES, NET - (1.5)%			(867,227)
		NET ASSETS - 100.0%			$61,117,583
141

TIAA-CREF FUNDS - Social Choice International Equity Fund

Abbreviation(s):
ADR American Depositary Receipt
REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $982,940.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2018, the aggregate value of these securities amounted to $262,020 or 0.4% of net assets.

Futures contracts outstanding as of October 31, 2018 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
MSCI EAFE Mini Index	13	12/21/18	$1,167,077	$1,178,125	$11,048
142

TIAA-CREF FUNDS - Social Choice International Equity Fund

TIAA-CREF FUNDS

SOCIAL CHOICE INTERNATIONAL EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2018

SECTOR	VALUE	% OF NET ASSETS
FINANCIALS	$12,491,088	20.4%
INDUSTRIALS	9,026,002	14.8
CONSUMER DISCRETIONARY	6,565,100	10.7
HEALTH CARE	6,158,191	10.1
CONSUMER STAPLES	5,955,607	9.7
MATERIALS	5,285,335	8.7
COMMUNICATION SERVICES	3,453,578	5.7
INFORMATION TECHNOLOGY	3,376,102	5.5
ENERGY	2,932,303	4.8
REAL ESTATE	2,299,243	3.8
UTILITIES	2,202,970	3.6
SHORT-TERM INVESTMENTS	2,239,291	3.7
OTHER ASSETS & LIABILITIES, NET	(867,227)	(1.5)

NET ASSETS	$61,117,583	100.0%
143

TIAA-CREF FUNDS - Equity Index Fund

TIAA-CREF FUNDS

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.7%

AUTOMOBILES & COMPONENTS - 0.8%
59,603	e	Adient plc	$1,813,123
64,553	*	American Axle & Manufacturing Holdings, Inc	979,269
132,692		BorgWarner, Inc	5,229,392
30,278		Cooper Tire & Rubber Co	935,287
10,044	*	Cooper-Standard Holding, Inc	930,577
102,449		Dana Holding Corp	1,595,131
166,115		Delphi Automotive plc	12,757,632
15,327	*	Dorman Products, Inc	1,210,986
2,472,764		Ford Motor Co	23,614,896
32,053	*	Fox Factory Holding Corp	1,722,208
47,127	*	Garrett Motion, Inc	714,917
826,780		General Motors Co	30,251,880
163,002		Gentex Corp	3,431,192
21,207	*	Gentherm, Inc	925,473
145,260		Goodyear Tire & Rubber Co	3,059,176
100,636		Harley-Davidson, Inc	3,846,308
19,616		LCI Industries, Inc	1,360,370
42,756		Lear Corp	5,682,272
28,052	*	Modine Manufacturing Co	364,956
11,927	*,e	Motorcar Parts of America, Inc	252,614
8,173	*	Shiloh Industries, Inc	74,293
19,417		Spartan Motors, Inc	130,676
11,685		Standard Motor Products, Inc	632,275
30,894	*	Stoneridge, Inc	785,016
13,855		Superior Industries International, Inc	136,195
30,277		Tenneco, Inc	1,042,437
86,621	*,e	Tesla, Inc	29,218,996
37,172		Thor Industries, Inc	2,588,658
12,151		Tower International, Inc	360,763
17,990	*	Visteon Corp	1,421,930
18,264		Winnebago Industries, Inc	503,356
		TOTAL AUTOMOBILES & COMPONENTS	137,572,254

BANKS - 6.3%
9,053		1st Source Corp	421,779
8,087		Access National Corp	210,019
2,914		ACNB Corp	116,851
6,304	*	Allegiance Bancshares, Inc	244,028
4,388		American National Bankshares, Inc	158,363
32,756		Ameris Bancorp	1,404,905
3,366		Ames National Corp	92,531
6,364		Arrow Financial Corp	223,631
114,242		Associated Banc-Corp	2,648,130
11,029	*	Atlantic Capital Bancshares, Inc	166,207
38,307	*	Axos Financial, Inc	1,163,001
144

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

52,790	e	Banc of California, Inc	$842,001
9,601		Bancfirst Corp	550,905
55,540		BancorpSouth Bank	1,593,998
5,947,882		Bank of America Corp	163,566,755
8,806		Bank of Commerce Holdings	105,144
28,786		Bank of Hawaii Corp	2,257,974
3,252		Bank of Marin Bancorp	276,388
34,578		Bank of NT Butterfield & Son Ltd	1,393,148
79,978		Bank OZK	2,188,198
7,113		BankFinancial Corp	100,436
62,174		BankUnited	2,057,959
2,485		Bankwell Financial Group, Inc	75,345
27,463		Banner Corp	1,587,911
7,764		Bar Harbor Bankshares	198,526
6,303	*	Baycom Corp	152,470
492,898		BB&T Corp	24,230,866
5,274		BCB Bancorp, Inc	65,609
42,608		Beneficial Bancorp, Inc	665,963
35,033		Berkshire Hills Bancorp, Inc	1,169,051
11,139		Blue Hills Bancorp, Inc	258,536
25,223		BOK Financial Corp	2,162,368
47,039		Boston Private Financial Holdings, Inc	635,027
9,958		Bridge Bancorp, Inc	295,753
40,134		Brookline Bancorp, Inc	622,077
9,826		Bryn Mawr Bank Corp	392,450
3,637	*	BSB Bancorp, Inc	104,746
5,835	e	Business First Bancshares, Inc	153,869
8,772	*	Byline Bancorp, Inc	192,984
1,500		C&F Financial Corp	72,825
51,925		Cadence BanCorp	1,145,466
2,224	e	Cambridge Bancorp	190,152
7,294		Camden National Corp	295,772
4,137		Capital City Bank Group, Inc	98,047
85,879		Capitol Federal Financial	1,065,758
4,450		Capstar Financial Holdings, Inc	65,771
10,786		Carolina Financial Corp	356,909
56,443		Cathay General Bancorp	2,126,208
11,032		CBTX, Inc	366,593
73,016		Centerstate Banks of Florida, Inc	1,794,733
16,071		Central Pacific Financial Corp	434,560
5,526		Central Valley Community Bancorp	111,846
1,597		Century Bancorp, Inc	119,967
53,052		Chemical Financial Corp	2,486,017
1,397		Chemung Financial Corp	60,728
74,696		CIT Group, Inc	3,539,097
1,609,503		Citigroup, Inc	105,358,066
4,874		Citizens & Northern Corp	122,727
314,641		Citizens Financial Group, Inc	11,751,841
8,184		City Holding Co	603,816
5,425		Civista Bancshares, Inc	125,643
7,829		CNB Financial Corp	200,422
4,116		Codorus Valley Bancorp, Inc	108,045
53,818		Columbia Banking System, Inc	1,996,110
145

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

27,819	*	Columbia Financial, Inc	$419,511
107,471		Comerica, Inc	8,765,335
65,893		Commerce Bancshares, Inc	4,190,795
3,521		Commerce Union Bancshares, Inc	84,504
37,110		Community Bank System, Inc	2,166,853
11,706	*	Community Bankers Trust Corp	99,735
2,126		Community Financial Corp	64,099
8,262		Community Trust Bancorp, Inc	376,004
16,938		ConnectOne Bancorp, Inc	351,125
2,360		County Bancorp, Inc	49,123
37,707		Cullen/Frost Bankers, Inc	3,692,269
16,251	*	Customers Bancorp, Inc	332,983
85,857		CVB Financial Corp	1,875,975
17,313		Dime Community Bancshares	279,086
18,683	*	Eagle Bancorp, Inc	918,643
92,452		East West Bancorp, Inc	4,848,183
3,450	*	Entegra Financial Corp	78,281
5,087		Enterprise Bancorp, Inc	164,717
12,541		Enterprise Financial Services Corp	544,906
5,587	*	Equity Bancshares, Inc	201,635
3,904		ESSA Bancorp, Inc	63,050
72,925	*	Essent Group Ltd	2,874,704
2,367		Evans Bancorp, Inc	104,148
4,971	e	Farmers & Merchants Bancorp, Inc	202,071
11,577		Farmers National Banc Corp	151,659
7,286		FB Financial Corp	265,793
29,637	*	FCB Financial Holdings, Inc	1,159,696
5,114		Federal Agricultural Mortgage Corp (Class C)	357,162
11,929		Fidelity Southern Corp	276,991
420,151		Fifth Third Bancorp	11,339,876
8,822		Financial Institutions, Inc	251,868
16,068		First Bancorp (NC)	592,749
141,921	*	First Bancorp (Puerto Rico)	1,309,931
5,552		First Bancorp, Inc	158,565
4,496		First Bancshares, Inc	162,036
22,785		First Busey Corp	636,157
3,142		First Business Financial Services, Inc	65,762
6,136		First Citizens Bancshares, Inc (Class A)	2,617,802
87,439		First Commonwealth Financial Corp	1,180,427
9,068		First Community Bancshares, Inc	313,118
10,819		First Defiance Financial Corp	294,493
70,718		First Financial Bancorp	1,850,690
48,240	e	First Financial Bankshares, Inc	2,845,678
5,725		First Financial Corp	262,549
3,992		First Financial Northwest, Inc	60,319
15,407	*	First Foundation, Inc	249,747
2,257	e	First Guaranty Bancshares, Inc	51,572
78,113		First Hawaiian, Inc	1,935,640
193,545		First Horizon National Corp	3,123,816
2,608		First Internet Bancorp	67,208
15,115		First Interstate Bancsystem, Inc	626,668
28,163		First Merchants Corp	1,171,862
146

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

5,319		First Mid-Illinois Bancshares, Inc	$198,292
79,039		First Midwest Bancorp, Inc	1,814,735
4,850	*	First Northwest Bancorp	70,810
12,443		First of Long Island Corp	251,473
104,861		First Republic Bank	9,541,302
31,141	*	Flagstar Bancorp, Inc	958,831
15,021		Flushing Financial Corp	340,827
225,515		FNB Corp	2,667,842
7,225	*	Franklin Financial Network, Inc	244,928
124,697		Fulton Financial Corp	1,996,399
11,282		German American Bancorp, Inc	357,752
57,395		Glacier Bancorp, Inc	2,433,548
5,718		Great Southern Bancorp, Inc	309,630
46,439		Great Western Bancorp, Inc	1,701,989
13,705		Green Bancorp, Inc	253,543
1,561	e	Greene County Bancorp, Inc	50,061
13,895		Guaranty Bancorp	361,548
4,475		Guaranty Bancshares, Inc	133,445
59,146		Hancock Holding Co	2,481,766
17,111		Hanmi Financial Corp	358,989
6,936	*	HarborOne Bancorp, Inc	126,235
13,818		Heartland Financial USA, Inc	734,289
19,171		Heritage Commerce Corp	278,171
16,582		Heritage Financial Corp	542,563
65,867		Hilltop Holdings, Inc	1,310,753
667		Hingham Institution for Savings	135,801
2,720		Home Bancorp, Inc	108,093
120,128		Home Bancshares, Inc	2,287,237
15,343	*	HomeStreet, Inc	398,611
8,155	*	HomeTrust Bancshares, Inc	222,305
73,832		Hope Bancorp, Inc	1,069,087
18,388		Horizon Bancorp	308,183
4,484	*	Howard Bancorp, Inc	71,340
667,605		Huntington Bancshares, Inc	9,566,780
38,217		IBERIABANK Corp	2,846,784
6,935	*,e	Impac Mortgage Holdings, Inc	35,993
15,058		Independent Bank Corp (MA)	1,181,300
12,616		Independent Bank Corp (MI)	279,192
18,057		Independent Bank Group, Inc	1,045,681
31,262		International Bancshares Corp	1,209,839
4,146		Investar Holding Corp	108,169
154,456		Investors Bancorp, Inc	1,726,818
2,138,691		JPMorgan Chase & Co	233,160,093
63,418		Kearny Financial Corp	820,629
656,153		Keycorp	11,915,738
25,883		Lakeland Bancorp, Inc	426,293
14,003		Lakeland Financial Corp	602,549
4,325		LCNB Corp	73,482
30,857		LegacyTexas Financial Group, Inc	1,188,920
6,707	*,e	LendingTree, Inc	1,352,735
12,400		Live Oak Bancshares, Inc	228,160
92,177		M&T Bank Corp	15,246,998
12,254		Macatawa Bank Corp	132,956
147

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

3,486	*	Malvern Bancorp, Inc	$70,801
58,056		MB Financial, Inc	2,577,106
8,667		MBT Financial Corp	98,890
8,871		Mercantile Bank Corp	281,743
9,591		Merchants Bancorp	220,593
32,710		Meridian Bancorp, Inc	518,126
15,144		Meta Financial Group, Inc	382,235
5,377	*	Metropolitan Bank Holding Corp	198,196
236,339	*	MGIC Investment Corp	2,885,699
1,329		Middlefield Banc Corp	61,692
9,191		Midland States Bancorp, Inc	247,881
8,841		Midsouth Bancorp, Inc	117,408
5,843		MidWestOne Financial Group, Inc	168,337
32,080	*	Mr Cooper Group, Inc	464,839
2,434		MutualFirst Financial, Inc	86,431
29,891		National Bank Holdings Corp	1,009,120
2,722		National Bankshares, Inc	117,536
6,373	*	National Commerce Corp	236,438
24,023		NBT Bancorp, Inc	876,599
291,247		New York Community Bancorp, Inc	2,790,146
4,841	*	Nicolet Bankshares, Inc	258,509
33,493	*	NMI Holdings, Inc	708,042
3,985		Northeast Bancorp	74,958
23,045		Northfield Bancorp, Inc	303,503
3,202		Northrim BanCorp, Inc	121,772
60,117		Northwest Bancshares, Inc	970,288
3,306	e	Norwood Financial Corp	125,628
22,996		OceanFirst Financial Corp	582,259
26,493		OFG Bancorp	452,765
2,358	e	Ohio Valley Banc Corp	82,389
4,121		Old Line Bancshares, Inc	123,383
105,479		Old National Bancorp	1,882,800
15,107		Old Second Bancorp, Inc	214,822
12,072		Opus Bank	229,247
9,484		Origin Bancorp, Inc	354,227
36,206		Oritani Financial Corp	528,970
3,392		Orrstown Financial Services, Inc	68,722
8,412	*	Pacific Mercantile Bancorp	69,567
36,587	*	Pacific Premier Bancorp, Inc	1,069,438
84,980		PacWest Bancorp	3,451,888
8,096		Park National Corp	739,974
3,491		Parke Bancorp, Inc	68,912
10,060		PCSB Financial Corp	188,323
10,228		Peapack Gladstone Financial Corp	276,054
1,855		Penns Woods Bancorp, Inc	75,128
8,261	*	PennyMac Financial Services, Inc	165,137
2,432	e	Peoples Bancorp of North Carolina, Inc	67,707
7,608		Peoples Bancorp, Inc	260,422
2,907		Peoples Financial Services Corp	123,867
215,783		People’s United Financial, Inc	3,379,162
5,959		People’s Utah Bancorp	199,686
49,248		Pinnacle Financial Partners, Inc	2,575,670
148

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

297,352		PNC Financial Services Group, Inc	$38,206,758
62,863		Popular, Inc	3,269,505
7,341		Preferred Bank	377,401
5,393		Premier Financial Bancorp, Inc	95,672
46,344		Prosperity Bancshares, Inc	3,013,750
2,406	*	Provident Bancorp, Inc	60,222
33,418		Provident Financial Services, Inc	815,399
4,558		Prudential Bancorp, Inc	81,907
6,598		QCR Holdings, Inc	240,365
159,228		Radian Group, Inc	3,055,585
8,182		RBB Bancorp	176,568
690,859		Regions Financial Corp	11,723,877
24,810		Renasant Corp	865,373
4,080		Republic Bancorp, Inc (Class A)	183,070
28,579	*	Republic First Bancorp, Inc	192,908
10,113		Riverview Bancorp, Inc	85,657
19,161		S&T Bancorp, Inc	768,548
17,948		Sandy Spring Bancorp, Inc	638,051
24,974	*	Seacoast Banking Corp of Florida	657,066
28,852		ServisFirst Bancshares, Inc	1,038,095
6,457		Shore Bancshares, Inc	104,087
5,429		SI Financial Group, Inc	71,880
4,948		Sierra Bancorp	134,734
32,359		Signature Bank	3,556,254
51,339		Simmons First National Corp (Class A)	1,374,858
4,022	*	SmartFinancial, Inc	81,807
22,463		South State Corp	1,520,071
2,602	*	Southern First Bancshares, Inc	93,438
2,640		Southern Missouri Bancorp, Inc	88,889
5,193		Southern National Bancorp of Virginia, Inc	78,466
14,973		Southside Bancshares, Inc	474,345
21,582		State Bank & Trust Co	551,852
142,706		Sterling Bancorp/DE	2,565,854
12,468		Stock Yards Bancorp, Inc	395,360
5,685		Summit Financial Group, Inc	119,954
295,096		SunTrust Banks, Inc	18,490,715
35,295	*	SVB Financial Group	8,373,033
71,771		Synovus Financial Corp	2,695,719
99,857		TCF Financial Corp	2,085,014
3,551		Territorial Bancorp, Inc	96,729
30,305	*	Texas Capital Bancshares, Inc	1,976,795
42,933		TFS Financial Corp	631,544
30,786	*	The Bancorp, Inc	323,253
3,470		Timberland Bancorp, Inc	100,699
8,586		Tompkins Trustco, Inc	627,894
35,509		TowneBank	998,868
13,867		Trico Bancshares	499,489
11,899	*	Tristate Capital Holdings, Inc	300,093
9,917	*	Triumph Bancorp, Inc	355,624
58,191		Trustco Bank Corp NY	435,851
38,126		Trustmark Corp	1,174,281
34,695		UMB Financial Corp	2,215,276
127,497		Umpqua Holdings Corp	2,447,942
149

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

43,179		Union Bankshares Corp	$1,474,131
1,840		Union Bankshares, Inc	87,308
75,942		United Bankshares, Inc	2,518,996
59,222		United Community Banks, Inc	1,472,851
25,631		United Community Financial Corp	234,524
29,189		United Financial Bancorp, Inc (New)	450,970
7,069		United Security Bancshares	75,780
4,117		Unity Bancorp, Inc	87,157
14,041		Univest Corp of Pennsylvania	350,463
980,716		US Bancorp	51,262,025
188,576		Valley National Bancorp	1,881,988
9,343	*	Veritex Holdings, Inc	220,121
18,105		Walker & Dunlop, Inc	759,686
64,136		Washington Federal, Inc	1,806,070
8,058		Washington Trust Bancorp, Inc	413,778
13,159		Waterstone Financial, Inc	215,018
60,841		Webster Financial Corp	3,579,884
2,774,084		Wells Fargo & Co	147,664,491
27,389		WesBanco, Inc	1,098,299
8,275		West Bancorporation, Inc	181,967
15,693		Westamerica Bancorporation	913,490
69,140	*	Western Alliance Bancorp	3,335,314
14,297		Western New England Bancorp, Inc	143,542
33,000		Wintrust Financial Corp	2,512,620
18,151		WSFS Financial Corp	771,962
116,825		Zions Bancorporation	5,496,616
		TOTAL BANKS	1,115,538,608

CAPITAL GOODS - 6.9%
364,438		3M Co	69,337,974
92,122		A.O. Smith Corp	4,194,315
27,127	e	Aaon, Inc	935,610
29,134		AAR Corp	1,386,196
34,291		Actuant Corp (Class A)	817,840
27,596		Acuity Brands, Inc	3,467,161
25,625		Advanced Drainage Systems, Inc	712,119
103,118	*	Aecom Technology Corp	3,004,859
19,957	*	Aegion Corp	386,368
40,625	*	Aerojet Rocketdyne Holdings, Inc	1,434,875
17,124	*	Aerovironment, Inc	1,540,646
38,327		AGCO Corp	2,147,845
58,470		Air Lease Corp	2,227,707
59,494		Aircastle Ltd	1,155,968
5,404		Alamo Group, Inc	463,231
16,261		Albany International Corp (Class A)	1,137,945
60,697		Allegion plc	5,203,554
4,154		Allied Motion Technologies, Inc	181,364
77,131		Allison Transmission Holdings, Inc	3,399,934
37,736		Altra Holdings, Inc	1,217,741
12,897	*	Ameresco, Inc	211,124
4,985		American Railcar Industries, Inc	348,501
8,061	*	American Woodmark Corp	487,207
150

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

146,021		Ametek, Inc	$9,795,089
16,001		Apogee Enterprises, Inc	577,636
21,705		Applied Industrial Technologies, Inc	1,426,670
274,778		Arconic, Inc	5,586,237
21,150		Argan, Inc	931,023
12,841	*	Armstrong Flooring, Inc	199,678
25,012	*	Armstrong World Industries, Inc	1,544,491
12,100		Astec Industries, Inc	455,081
12,205	*	Astronics Corp	355,898
43,228	*	Atkore International Group, Inc	832,571
42,179	*	Axon Enterprise, Inc	2,603,288
24,471		AZZ, Inc	1,085,289
29,954		Barnes Group, Inc	1,695,396
47,463	*	Beacon Roofing Supply, Inc	1,324,692
8,167	*,e	Blue Bird Corp	151,988
5,575	*,e	BlueLinx Holdings, Inc	131,291
36,729	*	BMC Stock Holdings, Inc	614,843
345,750		Boeing Co	122,692,845
24,054		Briggs & Stratton Corp	349,505
69,306	*	Builders FirstSource, Inc	858,008
62,321		BWX Technologies, Inc	3,643,286
13,421	e	Caesarstone Sdot-Yam Ltd	211,918
12,384	*	CAI International, Inc	308,485
36,280		Carlisle Cos, Inc	3,504,285
366,856		Caterpillar, Inc	44,506,970
17,787	*	Chart Industries, Inc	1,210,405
9,071		CIRCOR International, Inc	294,898
51,341	*	Colfax Corp	1,439,088
12,284		Columbus McKinnon Corp	451,191
24,677		Comfort Systems USA, Inc	1,319,726
13,460	*	Commercial Vehicle Group, Inc	90,047
22,258	*	Continental Building Products Inc	618,995
34,362		Crane Co	2,990,868
8,509	*	CSW Industrials, Inc	391,669
14,183		Cubic Corp	930,547
96,285		Cummins, Inc	13,161,197
25,462		Curtiss-Wright Corp	2,787,071
205,116		Deere & Co	27,780,911
6,115		DMC Global, Inc	235,733
88,468		Donaldson Co, Inc	4,536,639
12,144		Douglas Dynamics, Inc	526,928
96,500		Dover Corp	7,994,060
6,486	*	Ducommun, Inc	241,020
9,722	*	DXP Enterprises, Inc	308,965
18,597	*	Dycom Industries, Inc	1,262,364
2,789		Eastern Co	78,929
273,548		Eaton Corp	19,605,185
40,791		EMCOR Group, Inc	2,895,345
401,232		Emerson Electric Co	27,235,628
11,910		Encore Wire Corp	526,422
16,323	*,e	Energous Corp	131,237
22,221	*,e	Energy Recovery, Inc	166,657
25,429		EnerSys	2,023,386
151

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

10,970	*	Engility Holdings, Inc	$340,399
54,245	*,e	Enphase Energy, Inc	246,272
12,073		EnPro Industries, Inc	750,941
1,925	e	EnviroStar, Inc	79,984
74,471		Equifax, Inc	7,554,338
14,662		ESCO Technologies, Inc	897,608
22,428	*	Esterline Technologies Corp	2,632,150
69,617	*	Evoqua Water Technologies Corp	668,323
176,171		Fastenal Co	9,056,951
32,562		Federal Signal Corp	716,038
85,924		Flowserve Corp	3,943,912
89,075		Fluor Corp	3,906,829
192,895		Fortive Corp	14,322,454
88,165		Fortune Brands Home & Security, Inc	3,952,437
6,686	*	Foundation Building Materials, Inc	63,718
26,548		Franklin Electric Co, Inc	1,126,166
8,585	*	Freightcar America, Inc	122,765
65,553	*	Gardner Denver Holdings, Inc	1,773,864
47,078	*	Gates Industrial Corp plc	708,524
22,026		GATX Corp	1,650,408
3,177	*	Gencor Industries, Inc	36,154
35,905	*	Generac Holdings, Inc	1,821,461
163,579		General Dynamics Corp	28,230,464
5,492,521		General Electric Co	55,474,462
17,715	*	Gibraltar Industries, Inc	631,363
12,051		Global Brass & Copper Holdings, Inc	381,053
22,899	*	GMS, Inc	376,460
9,682		Gorman-Rupp Co	334,029
106,960		Graco, Inc	4,345,785
61,615		GrafTech International Ltd	1,101,676
4,289		Graham Corp	105,552
26,188		Granite Construction, Inc	1,197,315
40,660	*	Great Lakes Dredge & Dock Corp	236,235
25,581		Greenbrier Cos, Inc	1,213,818
16,682		Griffon Corp	202,186
22,515		H&E Equipment Services, Inc	542,386
73,573		Harris Corp	10,941,041
54,147	*	Harsco Corp	1,487,418
24,514	*	HC2 Holdings, Inc	127,473
123,215	*	HD Supply Holdings, Inc	4,629,188
22,817		HEICO Corp	1,912,749
53,961		HEICO Corp (Class A)	3,597,040
16,705	*	Herc Holdings, Inc	535,562
54,205		Hexcel Corp	3,172,077
47,052		Hillenbrand, Inc	2,253,791
474,674		Honeywell International, Inc	68,742,289
31,759		Hubbell, Inc	3,229,890
27,792		Huntington Ingalls	6,071,996
2,644		Hurco Cos, Inc	107,717
6,113		Hyster-Yale Materials Handling, Inc	369,531
48,598		IDEX Corp	6,163,198
5,855	*	IES Holdings, Inc	103,868
152

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

212,865		Illinois Tool Works, Inc	$27,155,188
150,808		Ingersoll-Rand plc	14,468,520
11,105		Insteel Industries, Inc	290,063
60,695		ITT, Inc	3,065,097
77,289		Jacobs Engineering Group, Inc	5,803,631
38,455	*	JELD-WEN Holding, Inc	625,278
23,161		John Bean Technologies Corp	2,408,049
589,689		Johnson Controls International plc	18,852,357
6,195		Kadant, Inc	611,446
23,443		Kaman Corp	1,489,099
81,836		KBR, Inc	1,618,716
49,400		Kennametal, Inc	1,751,230
25,042	*,e	KEYW Holding Corp, The	196,079
52,012	*	Kratos Defense & Security Solutions, Inc	651,710
47,832		L3 Technologies, Inc	9,062,729
1,917	*	Lawson Products, Inc	63,376
5,409	*	LB Foster Co (Class A)	98,336
24,395		Lennox International, Inc	5,144,662
38,094		Lincoln Electric Holdings, Inc	3,082,186
11,290		Lindsay Corp	1,079,550
158,071		Lockheed Martin Corp	46,449,163
9,749	*	Lydall, Inc	291,203
22,787	*	Manitowoc Co, Inc	416,546
197,471		Masco Corp	5,924,130
18,106	*	Masonite International Corp	1,002,891
41,165	*	Mastec, Inc	1,791,089
52,007	e	Maxar Technologies Ltd	775,424
26,943	*	Mercury Systems, Inc	1,262,549
54,856	*	Meritor, Inc	932,003
33,243	*	Middleby Corp	3,733,189
38,926	*	Milacron Holdings Corp	544,964
6,122		Miller Industries, Inc	147,969
18,171		Moog, Inc (Class A)	1,300,135
51,629	*	MRC Global, Inc	817,287
25,444		MSC Industrial Direct Co (Class A)	2,062,491
37,533		Mueller Industries, Inc	913,929
102,742		Mueller Water Products, Inc (Class A)	1,054,133
8,810	*	MYR Group, Inc	294,166
3,530	e	National Presto Industries, Inc	440,085
28,629	*	Navistar International Corp	958,785
58,134	*	NCI Building Systems, Inc	712,141
14,904	*	Nexeo Solutions, Inc	155,747
15,855		NN, Inc	183,918
37,769		Nordson Corp	4,633,123
102,152		Northrop Grumman Corp	26,758,716
5,149	*	Northwest Pipe Co	91,704
61,668	*	NOW, Inc	791,817
4,455	*	NV5 Holdings, Inc	347,802
102,378		nVent Electric plc	2,500,071
1,285		Omega Flex, Inc	77,742
16,060	*	Orion Marine Group, Inc	75,803
48,448		Oshkosh Truck Corp	2,719,871
67,435		Owens Corning, Inc	3,187,652
153

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

211,847		PACCAR, Inc	$12,119,767
81,738		Parker-Hannifin Corp	12,393,933
14,219	*	Patrick Industries, Inc	618,669
102,378		Pentair plc	4,110,477
53,663	*	PGT, Inc	1,087,212
202,866	*,e	Plug Power, Inc	375,302
6,290		Powell Industries, Inc	183,416
1,077		Preformed Line Products Co	68,066
22,124		Primoris Services Corp	468,365
16,647	*	Proto Labs, Inc	1,988,484
19,158		Quanex Building Products Corp	283,922
90,948	*	Quanta Services, Inc	2,837,578
20,497		Raven Industries, Inc	891,210
180,081		Raytheon Co	31,521,378
13,786	*	RBC Bearings, Inc	2,035,916
26,165		Regal-Beloit Corp	1,876,030
79,112	*	Resideo Technologies, Inc	1,665,315
36,879	e	REV Group, Inc	402,350
59,608	*	Rexnord Corp	1,598,090
80,058		Rockwell Automation, Inc	13,187,954
103,076		Rockwell Collins, Inc	13,195,790
64,363		Roper Industries, Inc	18,208,293
2,932		Rush Enterprises, Inc	105,728
17,334		Rush Enterprises, Inc (Class A)	613,450
106,535	*	Sensata Technologies Holding plc	4,996,491
32,276		Simpson Manufacturing Co, Inc	1,842,314
24,631	*	SiteOne Landscape Supply, Inc	1,675,893
36,399		Snap-On, Inc	5,603,262
12,477	*	Sparton Corp	154,465
67,211		Spirit Aerosystems Holdings, Inc (Class A)	5,646,396
38,672	*	SPX Corp	1,133,863
23,861	*	SPX FLOW, Inc	816,762
7,239		Standex International Corp	587,228
96,584		Stanley Works	11,253,968
16,087	*	Sterling Construction Co, Inc	182,748
16,107		Sun Hydraulics Corp	747,365
73,469	*	Sunrun, Inc	900,730
21,570	*	Teledyne Technologies, Inc	4,773,010
12,035		Tennant Co	735,579
47,632		Terex Corp	1,590,432
16,855	*	Textainer Group Holdings Ltd	197,709
156,347		Textron, Inc	8,384,890
22,888	*	Thermon Group Holdings	493,923
39,236		Timken Co	1,551,784
29,909		Titan International, Inc	211,158
10,075	*	Titan Machinery, Inc	143,569
70,582		Toro Co	3,975,884
7,869	*	TPI Composites, Inc	198,771
31,700	*	TransDigm Group, Inc	10,468,925
36,463	*	Trex Co, Inc	2,235,182
25,928	*	Trimas Corp	763,580
86,801		Trinity Industries, Inc	2,478,169
154

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

30,946		Triton International Ltd	$995,533
28,408		Triumph Group, Inc	518,446
28,202	*	Tutor Perini Corp	437,131
4,906	*	Twin Disc, Inc	93,852
52,679	*	United Rentals, Inc	6,325,168
480,415		United Technologies Corp	59,672,347
66,068	*	Univar, Inc	1,626,594
34,221		Universal Forest Products, Inc	967,428
50,038		USG Corp	2,112,604
16,779		Valmont Industries, Inc	2,085,797
7,781	*	Vectrus, Inc	208,531
7,165	*	Veritiv Corp	238,881
10,008	*	Vicor Corp	401,321
19,540	*,e	Vivint Solar, Inc	101,413
28,643		W.W. Grainger, Inc	8,133,753
39,948		Wabash National Corp	603,215
34,459	*	WABCO Holdings, Inc	3,702,620
57,674	e	Wabtec Corp	4,730,421
19,318		Watsco, Inc	2,862,541
22,424		Watts Water Technologies, Inc (Class A)	1,570,801
73,399	*	Welbilt, Inc	1,374,029
37,375	*	Wesco Aircraft Holdings, Inc	380,478
28,126	*	WESCO International, Inc	1,411,363
2,164	*	Willis Lease Finance Corp	74,918
18,162	*,e	Willscot Corp	269,524
37,297		Woodward Governor Co	2,746,551
110,190		Xylem, Inc	7,226,260
		TOTAL CAPITAL GOODS	1,213,528,771

COMMERCIAL & PROFESSIONAL SERVICES - 1.0%
39,648		ABM Industries, Inc	1,219,176
33,778	*	Acacia Research (Acacia Technologies)	110,792
99,433		ACCO Brands Corp	802,424
129,255	e	ADT, Inc	1,000,434
48,256	*	Advanced Disposal Services, Inc	1,307,255
4,343		Barrett Business Services, Inc	273,262
3,767		BG Staffing, Inc	97,339
42,167		Brady Corp (Class A)	1,698,908
11,397	*	BrightView Holdings, Inc	167,764
32,950		Brink’s Co	2,185,244
21,586	*	Casella Waste Systems, Inc (Class A)	702,840
32,525	*	CBIZ, Inc	721,405
15,922	*	Ceco Environmental Corp	118,460
15,071	*	Cimpress NV	1,883,724
53,314		Cintas Corp	9,696,217
29,520	*	Clean Harbors, Inc	2,008,541
127,755	*	Copart, Inc	6,248,497
21,914	*	CoStar Group, Inc	7,920,158
66,196		Covanta Holding Corp	972,419
4,475		CRA International, Inc	188,621
27,013		Deluxe Corp	1,275,284
21,344		Dun & Bradstreet Corp	3,036,824
18,634		Ennis, Inc	360,754
155

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

21,305		Essendant, Inc	$271,426
32,000		Exponent, Inc	1,614,720
4,961		Forrester Research, Inc	199,829
6,551	*	Franklin Covey Co	146,349
22,149	*	FTI Consulting, Inc	1,530,717
5,601	*	GP Strategies Corp	81,831
49,548	e	Healthcare Services Group	2,011,153
10,919		Heidrick & Struggles International, Inc	376,815
8,242	*	Heritage-Crystal Clean, Inc	189,484
38,812		Herman Miller, Inc	1,278,855
38,514		HNI Corp	1,459,296
12,082	*	Huron Consulting Group, Inc	658,348
10,407		ICF International, Inc	766,372
245,947	*	IHS Markit Ltd	12,919,596
27,397	*	Innerworkings, Inc	196,984
23,573		Insperity, Inc	2,589,494
35,215		Interface, Inc	573,652
88,348		KAR Auction Services, Inc	5,030,535
18,569		Kelly Services, Inc (Class A)	436,186
12,856		Kforce, Inc	396,222
17,697		Kimball International, Inc (Class B)	291,293
26,680		Knoll, Inc	529,598
34,446		Korn/Ferry International	1,554,892
29,966		LSC Communications, Inc	282,579
39,816		Manpower, Inc	3,037,563
17,511		Matthews International Corp (Class A)	728,808
13,638		McGrath RentCorp	728,133
15,128	*	Mistras Group, Inc	301,047
25,633		Mobile Mini, Inc	1,054,029
23,679		MSA Safety, Inc	2,473,035
7,443		Multi-Color Corp	395,670
50,568		Navigant Consulting, Inc	1,092,269
225,061		Nielsen NV	5,847,085
8,365	*	NL Industries, Inc	44,335
29,009	*	On Assignment, Inc	1,945,924
182,036		Pitney Bowes, Inc	1,205,078
19,545		Quad Graphics, Inc	301,579
142,031		Republic Services, Inc	10,322,813
15,209		Resources Connection, Inc	248,211
78,997		Robert Half International, Inc	4,781,688
69,192		Rollins, Inc	4,096,166
41,455		RR Donnelley & Sons Co	243,341
9,805	*	SP Plus Corp	313,368
48,359		Steelcase, Inc (Class A)	802,759
50,966	*	Stericycle, Inc	2,546,771
6,434		Systemax, Inc	207,883
40,398	*,e	Team, Inc	803,920
32,512		Tetra Tech, Inc	2,147,093
115,007		TransUnion	7,561,710
33,491	*	TriNet Group, Inc	1,573,742
27,821	*	TrueBlue, Inc	649,064
8,860		Unifirst Corp	1,322,798
156

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

12,067		US Ecology, Inc	$843,845
103,081	*	Verisk Analytics, Inc	12,353,227
14,492		Viad Corp	694,022
4,765		VSE Corp	149,430
22,509	*	WageWorks, Inc	896,083
278,163		Waste Management, Inc	24,887,244
4,929	*	Willdan Group, Inc	148,856
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	176,131,157

CONSUMER DURABLES & APPAREL - 1.3%
18,049		Acushnet Holdings Corp	440,937
31,670	*	American Outdoor Brands Corp	433,246
6,475		Bassett Furniture Industries, Inc	127,881
54,502	*	Beazer Homes USA, Inc	480,163
51,588		Brunswick Corp	2,682,060
81,438		Callaway Golf Co	1,742,773
27,293		Carter’s, Inc	2,619,582
4,773	*	Cavco Industries, Inc	957,512
27,424	*	Century Communities, Inc	581,937
10,630		Clarus Corp	104,174
16,397		Columbia Sportswear Co	1,480,321
47,319	*	CROCS, Inc	971,932
5,513		Culp, Inc	127,626
18,257	*	Deckers Outdoor Corp	2,321,743
212,139		DR Horton, Inc	7,628,518
3,637		Escalade, Inc	42,553
13,285		Ethan Allen Interiors, Inc	254,275
4,787		Flexsteel Industries, Inc	121,686
27,124	*	Fossil Group, Inc	588,862
71,277		Garmin Ltd	4,715,686
24,861	*	G-III Apparel Group Ltd	990,959
74,505	*,e	GoPro, Inc	489,498
10,917	*	Green Brick Partners, Inc	102,620
7,083		Hamilton Beach Brands Holding Co	164,467
231,250	e	Hanesbrands, Inc	3,968,250
71,069		Hasbro, Inc	6,517,738
15,552	*	Helen of Troy Ltd	1,930,314
6,640		Hooker Furniture Corp	194,353
72,433	*	Hovnanian Enterprises, Inc (Class A)	105,752
14,684	*	Installed Building Products Inc	447,275
17,311	*,e	iRobot Corp	1,526,311
3,431		Johnson Outdoors, Inc	258,389
52,472		KB Home	1,047,866
27,300		La-Z-Boy, Inc	758,940
76,578		Leggett & Platt, Inc	2,780,547
9,796		Lennar Corp (B Shares)	350,403
175,024		Lennar Corp (Class A)	7,522,532
22,441	*,e	LGI Homes, Inc	960,250
3,744		Lifetime Brands, Inc	38,750
61,700	*	Lululemon Athletica, Inc	8,683,041
27,958	*	M/I Homes, Inc	675,745
11,731	*	Malibu Boats Inc	471,586
6,686		Marine Products Corp	136,194
157

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

215,924	*,e	Mattel, Inc	$2,932,248
11,236	*	MCBC Holdings, Inc	333,484
25,971		MDC Holdings, Inc	729,785
24,411	*	Meritage Homes Corp	909,310
85,319	*	Michael Kors Holdings Ltd	4,727,526
38,640	*	Mohawk Industries, Inc	4,819,567
20,975		Movado Group, Inc	807,747
2,520		Nacco Industries, Inc (Class A)	87,041
17,228	*	Nautilus, Inc	210,698
9,445	*	New Home Co Inc	67,343
284,152		Newell Rubbermaid, Inc	4,512,334
802,877		Nike, Inc (Class B)	60,247,890
1,956	*	NVR, Inc	4,379,543
9,336		Oxford Industries, Inc	830,717
37,469		Polaris Industries, Inc	3,333,992
161,098		Pulte Homes, Inc	3,958,178
48,150		PVH Corp	5,816,038
35,866		Ralph Lauren Corp	4,648,592
26,835	*	Roku, Inc	1,492,026
79,408	*	Skechers U.S.A., Inc (Class A)	2,268,687
31,138		Skyline Corp	742,019
51,046		Steven Madden Ltd	1,596,208
19,029		Sturm Ruger & Co, Inc	1,130,132
2,932		Superior Uniform Group, Inc	50,987
187,525		Tapestry, Inc	7,934,183
64,856	*	Taylor Morrison Home Corp	1,072,718
26,704	*,e	Tempur Sealy International, Inc	1,233,992
87,468		Toll Brothers, Inc	2,944,173
21,170	*	TopBuild Corp	965,775
89,757	*	TRI Pointe Homes, Inc	1,068,108
31,231		Tupperware Corp	1,096,208
23,147	*,e	Turtle Beach Corp	410,859
117,578	*,e	Under Armour, Inc	2,331,572
127,929	*,e	Under Armour, Inc (Class A)	2,828,510
14,239	*	Unifi, Inc	325,931
8,554	*	Universal Electronics, Inc	267,484
10,709	*	Vera Bradley, Inc	141,252
203,611		VF Corp	16,875,280
36,843	*	Vista Outdoor, Inc	460,538
42,863		Whirlpool Corp	4,704,643
20,232	*	William Lyon Homes, Inc	274,346
54,101		Wolverine World Wide, Inc	1,902,732
16,438	*	Zagg, Inc	199,064
		TOTAL CONSUMER DURABLES & APPAREL	226,214,707

CONSUMER SERVICES - 2.2%
35,862	*	Adtalem Global Education, Inc	1,815,693
8,703	*	American Public Education, Inc	284,849
154,818		ARAMARK Holdings Corp	5,561,063
39,159		BBX Capital Corp	229,080
49,223	*	Belmond Ltd.	842,698
60	*	Biglari Holdings, Inc (A Shares)	45,000
158

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

605	*	Biglari Holdings, Inc (B Shares)	$86,213
10,929		BJ’s Restaurants, Inc	668,636
54,808		Bloomin’ Brands, Inc	1,093,420
9,282	*	Bojangles’, Inc	146,748
47,511		Boyd Gaming Corp	1,261,892
36,965	*	Bright Horizons Family Solutions	4,247,648
28,632	e	Brinker International, Inc	1,241,197
368,611	*,e	Caesars Entertainment Corp	3,166,369
6,295	*	Cambium Learning Group, Inc	90,522
40,625	*	Career Education Corp	584,188
262,505		Carnival Corp	14,710,780
14,241		Carriage Services, Inc	271,433
33,199	*	Carrols Restaurant Group, Inc	436,899
10,670	*	Century Casinos, Inc	66,581
25,046	e	Cheesecake Factory	1,210,724
76,949	*	Chegg, Inc	2,099,169
16,196	*	Chipotle Mexican Grill, Inc (Class A)	7,455,505
24,733		Choice Hotels International, Inc	1,815,402
7,610		Churchill Downs, Inc	1,899,532
9,242	*	Chuy’s Holdings, Inc	225,228
12,347	e	Cracker Barrel Old Country Store, Inc	1,959,222
78,314		Darden Restaurants, Inc	8,344,357
23,509		Dave & Buster’s Entertainment, Inc	1,399,961
11,085	*	Del Frisco’s Restaurant Group, Inc	74,824
17,977	*	Del Taco Restaurants, Inc	195,949
51,012	*	Denny’s Corp	885,058
9,874		DineEquity, Inc	800,189
26,457		Domino’s Pizza, Inc	7,111,377
39,635	*	Drive Shack, Inc	211,651
53,455		Dunkin Brands Group, Inc	3,878,695
12,324	*	El Pollo Loco Holdings, Inc	154,173
40,475	*	Eldorado Resorts, Inc	1,477,338
1,317	*,e	Empire Resorts, Inc	8,455
109,243		Extended Stay America, Inc	1,778,476
13,720	*	Fiesta Restaurant Group, Inc	354,113
43,161	*	frontdoor, Inc	1,469,632
10,687	*	Golden Entertainment, Inc	194,183
3,415		Graham Holdings Co	1,984,286
31,975	*	Grand Canyon Education, Inc	3,987,283
124,682		H&R Block, Inc	3,309,060
11,282	*	Habit Restaurants, Inc	143,281
58,810	*	Hilton Grand Vacations, Inc	1,580,225
177,461		Hilton Worldwide Holdings, Inc	12,629,899
58,302	*	Houghton Mifflin Harcourt Co	390,623
27,534		Hyatt Hotels Corp	1,905,353
68,087		International Game Technology plc	1,263,014
13,482		International Speedway Corp (Class A)	505,710
6,138	*	J Alexander’s Holdings, Inc	64,756
17,060		Jack in the Box, Inc	1,346,546
22,273	*	K12, Inc	476,865
225,188		Las Vegas Sands Corp	11,491,344
46,244	*	Laureate Education, Inc	688,573
11,160	*	Lindblad Expeditions Holdings, Inc	150,772
159

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

183,833		Marriott International, Inc (Class A)	$21,488,239
22,645		Marriott Vacations Worldwide Corp	2,003,856
494,834		McDonald’s Corp	87,536,134
321,902		MGM Resorts International	8,588,345
5,998	*	Monarch Casino & Resort, Inc	232,542
1,517		Nathan’s Famous, Inc	113,608
10,030	*,e	Noodles & Co	94,583
129,015	*	Norwegian Cruise Line Holdings Ltd	5,685,691
15,209	e	Papa John’s International, Inc	829,499
63,069	*	Penn National Gaming, Inc	1,531,315
54,278	*	Planet Fitness, Inc	2,664,507
12,084	*	PlayAGS, Inc	293,037
17,426	*	Potbelly Corp	203,536
4,928		RCI Hospitality Holdings, Inc	129,015
7,293	*	Red Lion Hotels Corp	79,712
17,963	*	Red Robin Gourmet Burgers, Inc	542,483
42,685		Red Rock Resorts, Inc	987,731
27,918	*	Regis Corp	470,139
105,871		Royal Caribbean Cruises Ltd	11,087,870
16,648		Ruth’s Chris Steak House, Inc	449,995
34,548	*	Scientific Games Corp (Class A)	769,038
38,900	*	SeaWorld Entertainment, Inc	1,016,068
118,252		Service Corp International	4,903,910
86,323	*	ServiceMaster Global Holdings, Inc	3,701,530
12,161	*	Shake Shack, Inc	643,195
43,536		Six Flags Entertainment Corp	2,344,849
22,112		Sonic Corp	957,007
21,560	*	Sotheby’s (Class A)	905,520
9,924		Speedway Motorsports, Inc	154,120
838,248		Starbucks Corp	48,844,711
11,601		Strategic Education Inc	1,459,638
45,694		Texas Roadhouse, Inc (Class A)	2,762,659
25,956		Vail Resorts, Inc	6,523,262
24,802	*	Weight Watchers International, Inc	1,639,412
105,194		Wendy’s	1,813,545
16,202		Wingstop, Inc	1,014,569
58,946		Wyndham Hotels & Resorts, Inc	2,905,448
58,946		Wyndham Worldwide Corp	2,114,982
64,001		Wynn Resorts Ltd	6,438,501
246,013		Yum China Holdings, Inc	8,876,149
202,661		Yum! Brands, Inc	18,322,581
12,391	*,e	Zoe’s Kitchen, Inc	157,614
		TOTAL CONSUMER SERVICES	387,051,857

DIVERSIFIED FINANCIALS - 3.6%
35,099		Affiliated Managers Group, Inc	3,989,352
19,156		AG Mortgage Investment Trust	331,399
300,178		AGNC Investment Corp	5,355,176
260,211		Ally Financial, Inc	6,611,962
455,724		American Express Co	46,816,527
88,920		Ameriprise Financial, Inc	11,314,181
804,249		Annaly Capital Management, Inc	7,937,938
160

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

92,233		Anworth Mortgage Asset Corp	$402,136
91,476		Apollo Commercial Real Estate Finance, Inc	1,711,516
77,670		Arbor Realty Trust, Inc	938,254
18,424		Ares Commercial Real Estate Corp	266,595
25,578	e	Arlington Asset Investment Corp (Class A)	215,111
30,077		ARMOUR Residential REIT, Inc	655,077
25,768		Artisan Partners Asset Management, Inc	706,301
2,450		Associated Capital Group, Inc	94,962
103,860		AXA Equitable Holdings, Inc	2,107,319
12,562		B. Riley Financial, Inc	241,818
16,791		Banco Latinoamericano de Exportaciones S.A. (Class E)	288,134
586,757		Bank of New York Mellon Corp	27,771,209
160,055		BGC Partners, Inc (Class A)	1,694,982
78,484		BlackRock, Inc	32,289,887
57,968		Blackstone Mortgage Trust, Inc	1,955,840
63,923	*	Cannae Holdings, Inc	1,180,658
300,542		Capital One Financial Corp	26,838,401
51,594		Capstead Mortgage Corp	353,935
69,344		CBOE Holdings, Inc	7,825,470
770,392		Charles Schwab Corp	35,622,926
6,561		Cherry Hill Mortgage Investment Corp	117,508
138,953		Chimera Investment Corp	2,584,526
217,566		CME Group, Inc	39,866,794
25,360		Cohen & Steers, Inc	973,570
49,785		Colony Credit Real Estate, Inc	1,062,412
15,293	*	Cowen Group, Inc	226,336
7,887	*	Credit Acceptance Corp	3,347,401
6,319	*	Curo Group Holdings Corp	88,908
2,676		Diamond Hill Investment Group, Inc	460,754
212,476		Discover Financial Services	14,803,203
18,466	*	Donnelley Financial Solutions, Inc	287,146
48,507		Dynex Capital, Inc	280,856
166,609	*	E*TRADE Financial Corp	8,233,817
66,170		Eaton Vance Corp	2,980,959
26,365	*	Elevate Credit, Inc	112,315
13,602	*,e	Encore Capital Group, Inc	345,627
20,051	*	Enova International, Inc	474,206
24,561		Evercore Partners, Inc (Class A)	2,006,388
25,385		Exantas Capital Corp	287,866
27,938	*,e	Ezcorp, Inc (Class A)	277,704
23,062		Factset Research Systems, Inc	5,160,353
57,892		Federated Investors, Inc (Class B)	1,428,196
83,632	*	FGL Holdings	660,693
26,330		FirstCash, Inc	2,116,932
10,557	*	Focus Financial Partners, Inc	403,277
198,945		Franklin Resources, Inc	6,067,823
20,991	e	Gain Capital Holdings, Inc	160,371
2,450		GAMCO Investors, Inc (Class A)	50,274
225,398		Goldman Sachs Group, Inc	50,797,947
53,217		Granite Point Mortgage Trust, Inc	990,368
8,685		Great Ajax Corp	113,252
29,054	*	Green Dot Corp	2,200,550
22,909	e	Greenhill & Co, Inc	505,143
161

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

7,544		Hamilton Lane, Inc	$289,539
14,916		Houlihan Lokey, Inc	614,241
43,213		Interactive Brokers Group, Inc (Class A)	2,135,154
365,722		IntercontinentalExchange Group, Inc	28,175,223
10,594	*	INTL FCStone, Inc	479,696
247,831		Invesco Ltd	5,380,411
98,104		Invesco Mortgage Capital, Inc	1,479,408
18,749		Investment Technology Group, Inc	515,223
185,369		Jefferies Financial Group, Inc	3,979,872
5,808		KKR Real Estate Finance Trust, Inc	116,625
76,679		Ladder Capital Corp	1,291,274
67,587		Ladenburg Thalmann Financial Services, Inc	187,216
77,803		Lazard Ltd (Class A)	3,091,891
48,355		Legg Mason, Inc	1,364,578
219,162	*	LendingClub Corp	707,893
53,077		LPL Financial Holdings, Inc	3,269,543
23,251		MarketAxess Holdings, Inc	4,875,037
3,189		Marlin Business Services Corp	84,764
289,074		MFA Mortgage Investments, Inc	2,003,283
23,284		Moelis & Co	939,742
108,068		Moody’s Corp	15,721,733
788,742		Morgan Stanley	36,013,960
13,003		Morningstar, Inc	1,622,774
55,248		MSCI, Inc (Class A)	8,308,194
71,230		NASDAQ OMX Group, Inc	6,176,353
158,729		Navient Corp	1,838,082
11,109		Nelnet, Inc (Class A)	625,326
215,868		New Residential Investment Corp	3,859,720
60,343		New York Mortgage Trust, Inc	370,506
17,297	*,m	NewStar Financial, Inc	4,489
132,198		Northern Trust Corp	12,435,866
76,771		OM Asset Management plc	875,189
32,979	*	On Deck Capital, Inc	227,555
59,602	*	OneMain Holdings, Inc	1,699,849
5,009		Oppenheimer Holdings, Inc	154,077
41,882		Orchid Island Capital, Inc	273,908
37,535		PennyMac Mortgage Investment Trust	724,801
12,064		Pico Holdings, Inc	137,771
15,025		Piper Jaffray Cos	1,042,435
20,764		PJT Partners, Inc	941,440
26,014	*,e	PRA Group, Inc	802,272
8,894		Pzena Investment Management, Inc (Class A)	89,474
80,841		Raymond James Financial, Inc	6,199,696
11,425		Ready Capital Corp	175,031
55,348		Redwood Trust, Inc	908,814
5,910	*	Regional Management Corp	170,563
160,723		S&P Global, Inc	29,303,017
15,419	*	Safeguard Scientifics, Inc	131,832
74,904		Santander Consumer USA Holdings, Inc	1,404,450
85,763		SEI Investments Co	4,584,032
3,406		Silvercrest Asset Management Group, Inc	48,978
291,155	*	SLM Corp	2,952,312
162

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

236,412		State Street Corp	$16,253,325
42,021		Stifel Financial Corp	1,921,200
474,810		Synchrony Financial	13,712,513
151,798		T Rowe Price Group, Inc	14,722,888
177,587		TD Ameritrade Holding Corp	9,184,800
14,837		TPG RE Finance Trust, Inc	294,069
145,492		Two Harbors Investment Corp	2,137,277
24,004		Virtu Financial, Inc	569,375
3,892		Virtus Investment Partners, Inc	386,631
107,581		Voya Financial, Inc	4,707,745
46,753	e	Waddell & Reed Financial, Inc (Class A)	891,580
24,220		Western Asset Mortgage Capital Corp	241,473
5,515		Westwood Holdings Group, Inc	233,560
65,487		WisdomTree Investments, Inc	508,834
3,309	*	World Acceptance Corp	335,830
		TOTAL DIVERSIFIED FINANCIALS	641,896,753

ENERGY - 5.4%
98,619	*	Abraxas Petroleum Corp	181,459
969		Adams Resources & Energy, Inc	39,293
58,583	*,e	Alta Mesa Resources, Inc	184,536
22,879	*,e	Amyris, Inc	170,449
323,188		Anadarko Petroleum Corp	17,193,602
159,817	*	Antero Resources Corp	2,539,492
237,457		Apache Corp	8,982,998
48,250	*	Apergy Corp	1,881,267
30,605	*,e	Approach Resources, Inc	51,110
12,389		Arch Coal, Inc	1,188,105
86,405		Archrock, Inc	886,515
17,293	*	Ardmore Shipping Corp	111,713
263,053		Baker Hughes a GE Co	7,020,885
56,023	*	Basic Energy Services, Inc	435,299
12,844	*	Bonanza Creek Energy, Inc	330,733
22,813	*,e	Bristow Group, Inc	251,171
44,701	*	C&J Energy Services, Inc	839,485
269,207		Cabot Oil & Gas Corp	6,522,886
30,783	*	Cactus, Inc	1,029,999
27,533	*	California Resources Corp	862,884
129,423	*	Callon Petroleum Co	1,290,347
18,060	*,e	CARBO Ceramics, Inc	87,230
51,741	*	Carrizo Oil & Gas, Inc	942,204
113,347	*	Centennial Resource Development, Inc	2,171,729
142,427	*	Cheniere Energy, Inc	8,604,015
558,381	*,e	Chesapeake Energy Corp	1,959,917
1,218,061		Chevron Corp	135,996,511
56,953		Cimarex Energy Co	4,526,055
70,718	*	Clean Energy Fuels Corp	156,287
50,436	*	Cloud Peak Energy, Inc	86,246
131,805	*	CNX Resources Corp	2,062,748
124,651	*	Concho Resources, Inc	17,337,708
751,406		ConocoPhillips	52,523,279
29,581	*	CONSOL Energy, Inc	1,178,507
51,531	*	Continental Resources, Inc	2,714,653
163

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

18,547	*,e	Covia Holdings Corp	$107,202
9,366	e	CVR Energy, Inc	402,738
52,925		Delek US Holdings, Inc	1,943,406
278,466	*	Denbury Resources, Inc	960,708
325,066		Devon Energy Corp	10,532,138
51,733		DHT Holdings, Inc	260,217
38,426	*,e	Diamond Offshore Drilling, Inc	544,881
60,967		Diamondback Energy, Inc	6,850,252
14,063	*	Dorian LPG Ltd	111,801
21,805	*	Dril-Quip, Inc	928,021
10,934	*	Earthstone Energy, Inc	89,987
56,750	*,e	Eclipse Resources Corp	64,695
56,249	*	Energen Corp	4,048,241
61,062	*,e	Energy Fuels, Inc	205,779
370,238		EOG Resources, Inc	39,000,871
78,177	*,e	EP Energy Corp	140,719
164,687		EQT Corp	5,594,417
14,195	*	Era Group, Inc	160,687
18,488		Evolution Petroleum Corp	190,426
18,645	*	Exterran Corp	389,494
137,437	*	Extraction Oil & Gas, Inc	1,098,122
2,707,183	d	Exxon Mobil Corp	215,708,341
53,695	*	Forum Energy Technologies, Inc	481,107
29,896	*,e	Frank’s International NV	212,262
46,501	*,e	Frontline Ltd	332,482
58,721	*	FTS International, Inc	752,216
30,698		GasLog Ltd	628,081
55,223		Golar LNG Ltd	1,478,872
53,948		Green Plains Renewable Energy, Inc	919,274
151,931	*	Gulfport Energy Corp	1,384,091
109,060	*,e	Halcon Resources Corp	362,079
7,725		Hallador Energy Co	50,676
540,358		Halliburton Co	18,739,615
91,452	*	Helix Energy Solutions Group, Inc	779,171
71,369		Helmerich & Payne, Inc	4,445,575
167,984		Hess Corp	9,642,282
71,409	*	HighPoint Resources Corp	265,641
102,198		HollyFrontier Corp	6,892,233
25,299	*	Independence Contract Drilling, Inc	101,449
15,991	*	International Seaways, Inc	343,966
6,641	*	ION Geophysical Corp	78,430
330	*	Isramco, Inc	35,921
71,467	*,e	Jagged Peak Energy, Inc	880,473
31,781	*	Keane Group, Inc	399,487
8,052	*	Key Energy Services, Inc	72,871
1,212,593		Kinder Morgan, Inc	20,638,333
29,441	*	KLX Energy Services Holdings, Inc	850,550
192,581	*	Kosmos Energy LLC	1,249,851
107,858	*	Laredo Petroleum Holdings, Inc	565,176
25,902	e	Liberty Oilfield Services, Inc	491,620
49,733	*,e	Lilis Energy, Inc	134,279
4,924		Mammoth Energy Services, Inc	122,903
164

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

528,921		Marathon Oil Corp	$10,044,210
431,379		Marathon Petroleum Corp	30,390,651
62,707	*	Matador Resources Co	1,808,470
14,345	*	Matrix Service Co	291,634
116,722	*	McDermott International, Inc	902,261
6,168	*	Midstates Petroleum Co, Inc	44,471
101,158		Murphy Oil Corp	3,222,894
193,560		Nabors Industries Ltd	961,993
237,442		National Oilwell Varco, Inc	8,737,866
6,426	*	Natural Gas Services Group, Inc	124,022
6,147	*	NCS Multistage Holdings, Inc	69,461
119,708	*	Newfield Exploration Co	2,418,102
50,833	*	Newpark Resources, Inc	417,339
19,146	*	Nine Energy Service, Inc	708,976
172,789	*	Noble Corp plc	867,401
294,953		Noble Energy, Inc	7,329,582
59,980	e	Nordic American Tanker Shipping	155,348
119,373	*	Northern Oil And Gas, Inc	350,957
173,342	*	Oasis Petroleum, Inc	1,743,821
485,583		Occidental Petroleum Corp	32,568,052
33,224	*	Ocean Rig UDW, Inc	1,006,355
56,126	*	Oceaneering International, Inc	1,063,026
37,144	*	Oil States International, Inc	827,197
261,987		Oneok, Inc	17,186,347
25,842	*	Overseas Shipholding Group, Inc	81,144
9,875		Panhandle Oil and Gas, Inc (Class A)	175,676
18,063	*	Par Pacific Holdings, Inc	319,354
160,633	*	Parsley Energy, Inc	3,762,025
134,449		Patterson-UTI Energy, Inc	2,237,231
71,876		PBF Energy, Inc	3,008,011
40,863	*	PDC Energy, Inc	1,734,634
49,634		Peabody Energy Corp	1,759,525
8,042	*	Penn Virginia Corp	553,129
4,877	*	PHI, Inc	37,992
266,318		Phillips 66	27,382,817
50,977	*	Pioneer Energy Services Corp	151,402
107,861		Pioneer Natural Resources Co	15,884,689
41,906	*	ProPetro Holding Corp	739,641
153,931	*	Questar Market Resources, Inc	1,371,525
134,853		Range Resources Corp	2,137,420
23,028	*,e	Renewable Energy Group, Inc	715,710
15,928	*,e	Resolute Energy Corp	443,276
3,133	*	Rex American Resources Corp	232,375
9,218	*	RigNet, Inc	157,628
61,419	*	Ring Energy, Inc	437,917
67,519	*	Rowan Cos plc	1,074,227
34,279	e	RPC, Inc	510,072
266,266	*,e	Sanchez Energy Corp	442,002
21,991	*	SandRidge Energy, Inc	196,819
877,446		Schlumberger Ltd	45,021,754
188,682		Scorpio Tankers, Inc	337,741
19,352	*	SEACOR Holdings, Inc	928,702
8,251	*	SEACOR Marine Holdings, Inc	150,828
165

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

51,332	*	Select Energy Services, Inc	$490,734
48,558		SemGroup Corp	897,837
89,233	e	Ship Finance International Ltd	1,115,412
3,507	*	SilverBow Resources, Inc	92,094
70,325		SM Energy Co	1,711,711
15,317	*,e	Smart Sand, Inc	42,428
14,432	*	Solaris Oilfield Infrastructure, Inc	190,502
372,511	*	Southwestern Energy Co	1,989,209
154,864	*	SRC Energy, Inc	1,096,437
101,192	*	Superior Energy Services	792,333
11,179	*	Talos Energy, Inc	291,325
136,526		Targa Resources Investments, Inc	7,054,298
32,401	e	Teekay Corp	214,819
105,010	e	Teekay Tankers Ltd (Class A)	116,561
46,733	*,e	Tellurian, Inc	373,864
74,342	*	Tetra Technologies, Inc	220,796
14,809	*	Tidewater, Inc	397,622
276,733	*,e	Transocean Ltd (NYSE)	3,046,830
36,658	*	Unit Corp	847,900
75,588	*,e	Uranium Energy Corp	100,532
47,157	e	US Silica Holdings Inc	660,198
271,710		Valero Energy Corp	24,750,064
62,041	*	W&T Offshore, Inc	418,156
619,168	*,e	Weatherford International Ltd	835,877
57,408	*	Whiting Petroleum Corp	2,141,318
28,283	*,e	WildHorse Resource Development Corp	599,882
763,038		Williams Cos, Inc	18,564,715
39,741		World Fuel Services Corp	1,271,712
240,446	*	WPX Energy, Inc	3,856,754
		TOTAL ENERGY	954,413,048

FOOD & STAPLES RETAILING - 1.1%
15,325		Andersons, Inc	551,700
23,087		Casey’s General Stores, Inc	2,911,502
10,609	*	Chefs’ Warehouse Holdings, Inc	356,781
8,756		Ingles Markets, Inc (Class A)	288,423
503,744		Kroger Co	14,991,421
10,727	*	Natural Grocers by Vitamin C	194,373
71,924	*	Performance Food Group Co	2,108,812
14,066		Pricesmart, Inc	986,730
698,342	*,e	Rite Aid Corp	838,010
16,561	*	Smart & Final Stores, Inc	83,633
22,179		Spartan Stores, Inc	395,895
94,195	*	Sprouts Farmers Market, Inc	2,532,904
304,271		Sysco Corp	21,703,650
32,108	*	United Natural Foods, Inc	697,707
131,029	*	US Foods Holding Corp	3,822,116
4,388		Village Super Market (Class A)	108,120
537,145		Walgreens Boots Alliance, Inc	42,848,057
911,905		Walmart, Inc	91,445,833
8,321		Weis Markets, Inc	384,014
		TOTAL FOOD & STAPLES RETAILING	187,249,681
166

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

FOOD, BEVERAGE & TOBACCO - 4.1%
72,443	*,e	22nd Century Group, Inc	$175,312
1,516		Alico, Inc	50,180
1,209,714		Altria Group, Inc	78,679,799
357,215		Archer Daniels Midland Co	16,878,409
58,108	e	B&G Foods, Inc (Class A)	1,513,132
5,117	*	Boston Beer Co, Inc (Class A)	1,572,403
35,445		Brown-Forman Corp	1,643,585
185,874		Brown-Forman Corp (Class B)	8,613,401
89,834		Bunge Ltd	5,551,741
14,630	e	Calavo Growers, Inc	1,419,110
29,725		Cal-Maine Foods, Inc	1,446,716
109,206	e	Campbell Soup Co	4,085,396
46,222	*,e	Castle Brands, Inc	43,851
2,543		Coca-Cola Bottling Co Consolidated	438,998
2,443,121		Coca-Cola Co	116,976,633
297,424		ConAgra Brands, Inc	10,588,306
98,355		Constellation Brands, Inc (Class A)	19,595,267
277,512		Costco Wholesale Corp	63,447,569
8,095	*	Craft Brewers Alliance, Inc	148,462
94,159	*	Darling International, Inc	1,945,325
99,683		Dean Foods Co	796,467
6,646	*	Farmer Bros Co	160,235
124,029		Flowers Foods, Inc	2,395,000
21,115		Fresh Del Monte Produce, Inc	697,428
13,444	*	Freshpet, Inc	512,216
366,884		General Mills, Inc	16,069,519
62,127	*	Hain Celestial Group, Inc	1,545,720
87,070		Hershey Co	9,329,550
172,917	e	Hormel Foods Corp	7,546,098
60,532	*	Hostess Brands, Inc	629,533
46,039		Ingredion, Inc	4,658,226
8,616		J&J Snack Foods Corp	1,345,475
67,332		J.M. Smucker Co	7,293,402
5,079		John B. Sanfilippo & Son, Inc	320,282
153,059		Kellogg Co	10,022,303
125,943		Keurig Dr Pepper, Inc	3,274,518
382,415		Kraft Heinz Co	21,021,353
94,260		Lamb Weston Holdings, Inc	7,367,362
12,424		Lancaster Colony Corp	2,129,225
14,640	*	Landec Corp	200,422
10,216		Limoneira Co	251,824
75,199		McCormick & Co, Inc	10,828,656
7,667		MGP Ingredients, Inc	545,660
106,259		Molson Coors Brewing Co (Class B)	6,800,576
929,777		Mondelez International, Inc	39,032,038
255,052	*	Monster Beverage Corp	13,479,498
6,737	*,e	National Beverage Corp	622,836
906,542		PepsiCo, Inc	101,877,190
991,818		Philip Morris International, Inc	87,349,411
30,848	*	Pilgrim’s Pride Corp	544,776
167

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

40,253	*	Post Holdings, Inc	$3,559,170
24,294	*	Primo Water Corp	404,981
5,504	*,e	Pyxus International, Inc	130,665
12,701		Sanderson Farms, Inc	1,249,651
147		Seaboard Corp	568,155
4,092	*	Seneca Foods Corp	129,430
35,932	*	Simply Good Foods Co	681,271
16,692	e	Tootsie Roll Industries, Inc	526,966
31,661	*	TreeHouse Foods, Inc	1,442,475
2,699		Turning Point Brands, Inc	110,929
188,704		Tyson Foods, Inc (Class A)	11,307,144
15,925		Universal Corp	1,080,671
103,921		Vector Group Ltd	1,405,012
		TOTAL FOOD, BEVERAGE & TOBACCO	716,056,914

HEALTH CARE EQUIPMENT & SERVICES - 6.5%
8,370	*,e	AAC Holdings, Inc	46,119
1,094,795		Abbott Laboratories	75,475,167
27,564	*	Abiomed, Inc	9,404,837
61,947	*	Acadia Healthcare Co, Inc	2,570,801
77,257	*	Accuray, Inc	346,884
4,902	*	Addus HomeCare Corp	321,081
205,506		Aetna Inc	40,772,390
50,109	*	Align Technology, Inc	11,084,111
103,626	*	Allscripts Healthcare Solutions, Inc	1,234,186
16,618	*	Amedisys, Inc	1,827,980
7,363	*	American Renal Associates Holdings, Inc	142,032
99,264		AmerisourceBergen Corp	8,735,232
29,960	*	AMN Healthcare Services, Inc	1,516,575
21,854	*	Angiodynamics, Inc	446,477
8,514	*	Anika Therapeutics, Inc	304,461
77,964	*	Antares Pharma, Inc	233,112
166,268		Anthem, Inc	45,818,473
15,363	*	Apollo Medical Holdings, Inc	314,173
26,234	*	athenahealth, Inc	3,345,884
18,566	*	AtriCure, Inc	590,584
895		Atrion Corp	610,551
26,925	*	Avanos Medical, Inc	1,523,955
20,702	*	AxoGen, Inc	771,978
315,746		Baxter International, Inc	19,737,282
168,733		Becton Dickinson & Co	38,892,957
66,882	*	BioScrip, Inc	179,244
23,156	*	BioTelemetry, Inc	1,345,364
871,360	*	Boston Scientific Corp	31,490,950
119,686	*	Brookdale Senior Living, Inc	1,068,796
26,893		Cantel Medical Corp	2,128,581
20,362	*	Capital Senior Living Corp	183,258
197,311		Cardinal Health, Inc	9,983,937
18,177	*	Cardiovascular Systems, Inc	509,865
40,860	*	Castlight Health, Inc	100,924
129,879	*	Centene Corp	16,925,831
205,385	*	Cerner Corp	11,764,453
65,503	*	Cerus Corp	438,870
168

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

8,979		Chemed Corp	$2,732,579
149,952		Cigna Corp	32,061,237
8,965	*	Civitas Solutions, Inc	129,634
6,695	e	Computer Programs & Systems, Inc	167,375
22,398		Conmed Corp	1,510,297
29,866		Cooper Cos, Inc	7,714,686
6,367	*	Corvel Corp	369,031
21,782	*	Cross Country Healthcare, Inc	192,335
17,940	*	CryoLife, Inc	555,781
15,737	*,e	CryoPort, Inc	174,681
7,473	*	Cutera, Inc	151,702
644,144		CVS Health Corp	46,629,584
18,074	*,e	CytoSorbents Corp	180,740
396,921		Danaher Corp	39,453,947
85,619	*	DaVita, Inc	5,765,583
140,521		Dentsply Sirona, Inc	4,866,242
56,842	*	DexCom, Inc	7,546,912
34,395	*	Diplomat Pharmacy, Inc	682,397
133,770	*	Edwards Lifesciences Corp	19,744,452
59,075		Encompass Health Corp	3,975,748
43,704	*	Endologix, Inc	53,319
33,005		Ensign Group, Inc	1,222,505
41,391	*,e	Evolent Health, Inc	918,880
354,813	*	Express Scripts Holding Co	34,406,217
3,368	*	FONAR Corp	83,324
27,674	*	Genesis Health Care, Inc	42,618
28,490	*,e	GenMark Diagnostics, Inc	151,852
20,609	*	Glaukos Corp	1,194,085
43,981	*	Globus Medical, Inc	2,324,396
32,599	*	Haemonetics Corp	3,405,618
176,466		HCA Holdings, Inc	23,563,505
37,490	*	HealthEquity, Inc	3,441,582
15,201		HealthStream, Inc	399,938
97,663	*	Henry Schein, Inc	8,106,029
3,685	*	Heska Corp	369,311
39,409		Hill-Rom Holdings, Inc	3,313,509
47,310	*	HMS Holdings Corp	1,363,474
177,446	*	Hologic, Inc	6,918,620
86,919		Humana, Inc	27,849,717
9,614	*	ICU Medical, Inc	2,448,974
53,978	*	IDEXX Laboratories, Inc	11,449,813
10,894	*	Inogen Inc	2,065,176
36,039	*,e	Inovalon Holdings, Inc	339,127
4,869	*,e	Inspire Medical Systems, Inc	195,150
38,908	*	Insulet Corp	3,432,075
18,994	*	Integer Holding Corp	1,414,483
44,697	*	Integra LifeSciences Holdings Corp	2,394,418
13,407	*	IntriCon Corp	561,485
71,064	*	Intuitive Surgical, Inc	37,037,136
22,488		Invacare Corp	290,545
14,733	*	iRhythm Technologies, Inc	1,138,272
23,193	*	K2M Group Holdings, Inc	635,024
169

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

61,747	*	Laboratory Corp of America Holdings	$9,913,481
18,561	*	Lantheus Holdings, Inc	259,297
8,165		LeMaitre Vascular, Inc	218,006
18,883	*	LHC Group, Inc	1,726,473
21,434	*	LifePoint Hospitals, Inc	1,390,209
29,571	*	LivaNova plc	3,311,656
15,248	*	Magellan Health Services, Inc	992,035
27,761	*	Masimo Corp	3,209,172
127,690		McKesson Corp	15,930,604
35,574	*	Medidata Solutions, Inc	2,500,852
63,563	*	MEDNAX, Inc	2,624,516
866,469		Medtronic plc	77,826,246
23,233		Meridian Bioscience, Inc	376,607
37,595	*	Merit Medical Systems, Inc	2,147,426
38,171	*	Molina Healthcare, Inc	4,838,938
9,809	*,e	NantHealth, Inc	15,204
6,667		National Healthcare Corp	530,227
5,812		National Research Corp	221,147
18,296	*	Natus Medical, Inc	546,685
35,686	*	Neogen Corp	2,166,854
21,357	*	Nevro Corp	1,041,367
29,806	*	NextGen Healthcare, Inc	440,235
45,460	*	Novocure Ltd	1,506,544
37,042	*	NuVasive, Inc	2,080,649
8,820	*	Nuvectra Corp	176,488
54,844	*	NxStage Medical, Inc	1,556,473
28,911	*	Omnicell, Inc	2,044,008
32,080	*	OraSure Technologies, Inc	445,912
10,157	*	Orthofix International NV	617,749
66,635		Owens & Minor, Inc	526,417
12,005	*	Oxford Immunotec Global plc	184,997
47,253	e	Patterson Cos, Inc	1,066,973
20,942	*	Penumbra, Inc	2,848,112
18,443	*,e	PetIQ, Inc	583,905
35,003	*	Premier, Inc	1,575,135
7,425	*	Providence Service Corp	490,718
6,289	*,e	Pulse Biosciences, Inc	80,562
85,240		Quest Diagnostics, Inc	8,021,936
20,290	*	Quidel Corp	1,305,864
53,906	*	R1 RCM, Inc	456,584
19,979	*	RadNet, Inc	295,689
87,250		Resmed, Inc	9,241,520
28,831	*,e	Rockwell Medical, Inc	117,630
21,979	*	RTI Biologics, Inc	100,664
90,758	*	Select Medical Holdings Corp	1,504,768
157,592	*,e	Senseonics Holdings, Inc	584,666
15,116	*	Sientra, Inc	311,238
5,738		Simulations Plus, Inc	115,965
26,702	*	Staar Surgical Co	1,071,017
49,622		STERIS Plc	5,424,181
217,222		Stryker Corp	35,237,753
22,774	*,e	Surgery Partners, Inc	309,499
7,753	*	SurModics, Inc	491,773
170

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

11,232	*	Tabula Rasa HealthCare, Inc	$829,820
16,440	*,e	Tactile Systems Technology, Inc	1,076,491
31,461	*	Tandem Diabetes Care, Inc	1,183,248
40,695	*	Teladoc, Inc	2,821,791
28,552		Teleflex, Inc	6,873,608
55,845	*	Tenet Healthcare Corp	1,436,892
36,164	*	Tivity Health, Inc	1,244,403
97,737	*,e	TransEnterix, Inc	319,600
13,217	*	Triple-S Management Corp (Class B)	226,804
612,349		UnitedHealth Group, Inc	160,037,411
54,339		Universal Health Services, Inc (Class B)	6,605,449
7,014		US Physical Therapy, Inc	754,145
1,407		Utah Medical Products, Inc	122,662
21,473	*	Varex Imaging Corp	557,439
58,635	*	Varian Medical Systems, Inc	6,999,260
74,636	*	Veeva Systems, Inc	6,817,999
37,597	*,e	ViewRay, Inc	325,214
20,004	*	Vocera Communications, Inc	694,339
30,529	*	WellCare Health Plans, Inc	8,425,699
49,079		West Pharmaceutical Services, Inc	5,198,448
73,932	*	Wright Medical Group NV	1,994,685
130,939		Zimmer Biomet Holdings, Inc	14,873,361
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	1,141,343,869

HOUSEHOLD & PERSONAL PRODUCTS - 1.5%
5,838	*	Central Garden & Pet Co	189,618
20,082	*	Central Garden and Pet Co (Class A)	595,431
154,535		Church & Dwight Co, Inc	9,174,743
79,736		Clorox Co	11,836,809
544,078		Colgate-Palmolive Co	32,399,845
302,795		Coty, Inc	3,194,487
32,692	*	Edgewell Personal Care Co	1,568,562
43,716	*,e	elf Beauty, Inc	463,827
34,676		Energizer Holdings, Inc	2,037,908
139,249		Estee Lauder Cos (Class A)	19,138,383
72,310	*	Herbalife Ltd	3,851,231
10,188		Inter Parfums, Inc	600,990
219,470		Kimberly-Clark Corp	22,890,721
7,034		Medifast, Inc	1,488,957
3,562	e	Natural Health Trends Corp	81,000
3,667	*	Nature’s Sunshine Products, Inc	32,453
36,581		Nu Skin Enterprises, Inc (Class A)	2,568,718
2,427		Oil-Dri Corp of America	75,067
1,593,317		Procter & Gamble Co	141,295,352
7,650	*,e	Revlon, Inc (Class A)	160,650
24,705		Spectrum Brands Holdings, Inc	1,604,590
10,892	*	USANA Health Sciences, Inc	1,274,582
8,963		WD-40 Co	1,497,538
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	258,021,462
171

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

INSURANCE - 4.0%
494,020		Aflac, Inc	$21,277,441
8,843		Alleghany Corp	5,311,813
221,829		Allstate Corp	21,233,472
25,630	*	AMBAC Financial Group, Inc	527,465
64,678		American Equity Investment Life Holding Co	2,019,247
44,608		American Financial Group, Inc	4,462,138
563,467		American International Group, Inc	23,265,552
5,833		American National Insurance Co	718,859
10,952		Amerisafe, Inc	712,866
101,325		Amtrust Financial Services, Inc	1,453,001
155,093		Aon plc	24,222,425
255,503	*	Arch Capital Group Ltd	7,248,620
27,532		Argo Group International Holdings Ltd	1,696,247
111,058		Arthur J. Gallagher & Co	8,219,403
33,532		Aspen Insurance Holdings Ltd	1,404,320
31,236		Assurant, Inc	3,036,452
67,712		Assured Guaranty Ltd	2,707,126
97,181	*	Athene Holding Ltd	4,443,115
56,271		Axis Capital Holdings Ltd	3,139,359
1,239,874	*	Berkshire Hathaway, Inc (Class B)	254,521,335
75,046	*	Brighthouse Financial, Inc	2,974,073
158,594		Brown & Brown, Inc	4,469,179
297,784		Chubb Ltd	37,196,199
95,509		Cincinnati Financial Corp	7,510,828
30,580	*,e	Citizens, Inc (Class A)	240,359
18,271		CNA Financial Corp	792,413
95,976		Conseco, Inc	1,813,946
5,206		Crawford & Co (Class B)	47,947
3,298		Donegal Group, Inc (Class A)	44,292
8,648	*	eHealth, Inc	297,145
4,497		EMC Insurance Group, Inc	107,793
18,098		Employers Holdings, Inc	831,784
7,413	*	Enstar Group Ltd	1,346,201
18,500		Erie Indemnity Co (Class A)	2,399,265
25,357		Everest Re Group Ltd	5,524,276
6,784		FBL Financial Group, Inc (Class A)	467,960
5,573		FedNat Holding Co	119,987
63,986		First American Financial Corp	2,836,499
163,922		FNF Group	5,483,191
422,628	*	Genworth Financial, Inc (Class A)	1,808,848
4,548		Global Indemnity Ltd	162,818
5,733	*,e	Goosehead Insurance, Inc	196,527
25,461	*	Greenlight Capital Re Ltd (Class A)	295,093
5,450	*	Hallmark Financial Services	60,713
25,343		Hanover Insurance Group, Inc	2,822,703
219,669		Hartford Financial Services Group, Inc	9,977,366
4,292		HCI Group, Inc	187,432
8,315	*,e	Health Insurance Innovations, Inc	406,604
16,420	e	Heritage Insurance Holdings, Inc	229,223
23,601		Horace Mann Educators Corp	927,047
2,693		Independence Holding Co	97,514
714		Investors Title Co	129,948
14,513		James River Group Holdings Ltd	558,750
172

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

36,977		Kemper Corp	$2,780,301
5,257		Kingstone Cos, Inc	89,369
11,675		Kinsale Capital Group, Inc	697,114
134,632		Lincoln National Corp	8,103,500
173,846		Loews Corp	8,094,270
42,125		Maiden Holdings Ltd	147,859
8,781	*	Markel Corp	9,599,740
326,611		Marsh & McLennan Cos, Inc	27,680,282
109,955	*,e	MBIA, Inc	1,088,555
15,536		Mercury General Corp	921,440
541,937		Metlife, Inc	22,322,385
36,305		National General Holdings Corp	1,011,457
1,316		National Western Life Group, Inc	354,372
12,593		Navigators Group, Inc	870,806
5,460	*	NI Holdings, Inc	85,394
171,454		Old Republic International Corp	3,780,561
27,823		Primerica, Inc	3,053,296
171,921		Principal Financial Group	8,092,321
30,718		ProAssurance Corp	1,349,135
370,974		Progressive Corp	25,856,888
3,561		Protective Insurance Corp	82,081
264,547		Prudential Financial, Inc	24,809,218
39,219		Reinsurance Group of America, Inc (Class A)	5,583,609
22,529		RenaissanceRe Holdings Ltd	2,752,143
29,104		RLI Corp	2,151,659
8,764		Safety Insurance Group, Inc	729,866
34,868		Selective Insurance Group, Inc	2,261,190
8,438		State Auto Financial Corp	268,244
23,986		Stewart Information Services Corp	990,142
62,056	*	Third Point Reinsurance Ltd	686,339
13,470		Tiptree Financial, Inc	79,338
69,898		Torchmark Corp	5,917,565
169,620		Travelers Cos, Inc	21,224,551
26,523	*,e	Trupanion, Inc	669,971
12,504		United Fire & Casualty Co	673,090
11,214		United Insurance Holdings Corp	221,140
19,741		Universal Insurance Holdings, Inc	828,727
132,877		UnumProvident Corp	4,818,120
63,144		W.R. Berkley Corp	4,792,630
2,161		White Mountains Insurance Group Ltd	1,916,094
84,872		Willis Towers Watson plc	12,150,276
		TOTAL INSURANCE	703,569,217

MATERIALS - 2.9%
16,652	*,m	A Schulman, Inc	31,805
13,762	e	Advanced Emissions Solutions, Inc	136,244
30,986	*	AdvanSix, Inc	859,552
15,502	*,e	AgroFresh Solutions, Inc	88,516
141,924		Air Products & Chemicals, Inc	21,905,969
205,145	*,e	AK Steel Holding Corp	759,036
70,819		Albemarle Corp	7,026,661
116,230	*	Alcoa Corp	4,066,888
173

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

77,659	*	Allegheny Technologies, Inc	$2,010,592
16,190		American Vanguard Corp	260,659
40,323		Aptargroup, Inc	4,111,333
15,791		Ardagh Group S.A.	208,125
35,936		Ashland Global Holdings, Inc	2,658,545
56,926		Avery Dennison Corp	5,164,327
139,288	*	Axalta Coating Systems Ltd	3,437,628
19,658		Balchem Corp	1,840,972
214,240		Ball Corp	9,597,952
54,825		Bemis Co, Inc	2,509,340
83,308	*	Berry Plastics Group, Inc	3,633,895
21,980		Boise Cascade Co	676,764
35,309		Cabot Corp	1,718,842
36,129		Carpenter Technology Corp	1,575,586
83,872		Celanese Corp (Series A)	8,130,552
36,542	*	Century Aluminum Co	290,143
151,194		CF Industries Holdings, Inc	7,261,848
4,273		Chase Corp	460,800
112,161		Chemours Co	3,702,435
8,677	*	Clearwater Paper Corp	209,463
191,026	*	Cleveland-Cliffs, Inc	2,055,440
167,855	*	Coeur Mining, Inc	802,347
66,633		Commercial Metals Co	1,270,025
19,387		Compass Minerals International, Inc	940,463
77,297	*	Crown Holdings, Inc	3,268,890
35,790		Domtar Corp	1,657,435
1,484,858		DowDuPont, Inc	80,063,543
32,598		Eagle Materials, Inc	2,407,036
85,913		Eastman Chemical Co	6,731,284
163,380		Ecolab, Inc	25,021,647
72,672	*	Ferro Corp	1,231,064
48,283	*,m	Ferroglobe plc	0
36,699	*	Flotek Industries, Inc	66,425
85,296		FMC Corp	6,659,912
902,426		Freeport-McMoRan Copper & Gold, Inc (Class B)	10,513,263
15,859		FutureFuel Corp	260,088
42,525	*	GCP Applied Technologies, Inc	1,104,374
32,953		Gold Resource Corp	142,686
187,144		Graphic Packaging Holding Co	2,060,455
3,341		Greif, Inc	171,594
14,789		Greif, Inc (Class A)	699,520
28,896		H.B. Fuller Co	1,284,716
5,224		Hawkins, Inc	175,840
6,888		Haynes International, Inc	199,476
310,426		Hecla Mining Co	745,022
135,308		Huntsman Corp	2,960,539
24,481	*	Ingevity Corp	2,229,729
10,724		Innophos Holdings, Inc	314,213
13,629		Innospec, Inc	912,053
63,464		International Flavors & Fragrances, Inc	9,180,702
258,620		International Paper Co	11,731,003
58,154	*	Intrepid Potash, Inc	229,708
14,606		Kaiser Aluminum Corp	1,392,974
174

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

57,769		Kapstone Paper and Packaging Corp	$2,021,915
14,517		KMG Chemicals, Inc	1,089,065
11,753	*	Koppers Holdings, Inc	314,393
17,111	*	Kraton Polymers LLC	471,237
17,013		Kronos Worldwide, Inc	238,692
363,823	*	Linde plc	60,201,792
83,545		Louisiana-Pacific Corp	1,818,775
28,845	*	LSB Industries, Inc	219,222
203,860		LyondellBasell Industries AF S.C.A	18,198,582
38,840		Martin Marietta Materials, Inc	6,652,515
20,875		Materion Corp	1,186,326
20,028		Minerals Technologies, Inc	1,096,533
218,481		Mosaic Co	6,759,802
23,197		Myers Industries, Inc	367,904
14,710		Neenah Paper, Inc	1,183,567
4,704		NewMarket Corp	1,815,556
331,016		Newmont Mining Corp	10,235,015
205,755		Nucor Corp	12,164,236
110,834		Olin Corp	2,238,847
5,433		Olympic Steel, Inc	102,466
22,913	*	Omnova Solutions, Inc	169,327
96,468	*	Owens-Illinois, Inc	1,511,654
59,515		Packaging Corp of America	5,464,072
23,735		PH Glatfelter Co	424,856
128,955	*	Platform Specialty Products Corp	1,395,293
46,505		PolyOne Corp	1,502,577
159,307		PPG Industries, Inc	16,741,573
16,888	*	PQ Group Holdings, Inc	271,052
9,480		Quaker Chemical Corp	1,705,452
6,364	*,e	Ramaco Resources, Inc	47,412
47,440		Rayonier Advanced Materials, Inc	587,307
46,436		Reliance Steel & Aluminum Co	3,664,729
39,370		Royal Gold, Inc	3,016,923
83,743		RPM International, Inc	5,122,559
10,810	*	Ryerson Holding Corp	99,236
14,837		Schnitzer Steel Industries, Inc (Class A)	399,115
21,442		Schweitzer-Mauduit International, Inc	684,429
25,115		Scotts Miracle-Gro Co (Class A)	1,676,175
103,828		Sealed Air Corp	3,359,874
33,065		Sensient Technologies Corp	2,144,596
51,533		Sherwin-Williams Co	20,276,690
41,735		Silgan Holdings, Inc	1,002,892
68,597		Sonoco Products Co	3,744,024
56,425		Southern Copper Corp (NY)	2,163,335
138,708		Steel Dynamics, Inc	5,492,837
18,001		Stepan Co	1,486,703
67,911	*	Summit Materials, Inc	916,799
35,638	*	SunCoke Energy, Inc	399,146
208,358	*	Tahoe Resources, Inc	493,808
27,146	*	TimkenSteel Corp	315,708
8,363	*	Trecora Resources	90,320
14,895		Tredegar Corp	277,047
175

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

27,387		Trinseo S.A.	$1,475,612
59,635		Tronox Ltd	682,821
2,989	*	UFP Technologies, Inc	103,180
765		United States Lime & Minerals, Inc	57,383
111,376		United States Steel Corp	2,954,805
10,690	*,e	US Concrete, Inc	348,922
19,740		Valhi, Inc	41,059
139,656		Valvoline, Inc	2,781,948
27,564	*	Verso Corp	774,824
85,308		Vulcan Materials Co	8,628,051
25,044	e	Warrior Met Coal, Inc	701,232
20,722		Westlake Chemical Corp	1,477,479
155,272		WestRock Co	6,672,038
25,693		Worthington Industries, Inc	1,076,023
40,081		WR Grace and Co	2,596,848
		TOTAL MATERIALS	518,214,123

MEDIA & ENTERTAINMENT - 7.2%
477,234		Activision Blizzard, Inc	32,953,008
190,923	*	Alphabet, Inc (Class A)	208,216,805
194,692	*	Alphabet, Inc (Class C)	209,638,505
32,802	e	AMC Entertainment Holdings, Inc	631,767
31,079	*	AMC Networks, Inc	1,820,608
2,685		Cable One, Inc	2,405,062
8,556	*	Care.com, Inc	150,586
30,233	*	Cargurus, Inc	1,342,950
40,872	*	Cars.com, Inc	1,067,168
204,270		CBS Corp (Class B)	11,714,884
42,955	*	Central European Media Enterprises Ltd (Class A) (NASDAQ)	145,188
111,382	*	Charter Communications, Inc	35,683,451
73,668		Cinemark Holdings, Inc	3,062,379
41,313		Clear Channel Outdoor Holdings, Inc (Class A)	240,442
2,916,353		Comcast Corp (Class A)	111,229,704
430	*,e	Daily Journal Corp	101,927
95,570	*,e	Discovery, Inc (Class A)	3,095,512
214,572	*	Discovery, Inc (Class C)	6,289,105
137,381	*	DISH Network Corp (Class A)	4,223,092
192,870	*	Electronic Arts, Inc	17,547,313
10,428		Emerald Expositions Events, Inc	152,457
147,439	e	Entercom Communications Corp (Class A)	956,879
39,200		Entravision Communications Corp (Class A)	193,648
15,307	*,e	Eros International plc	152,764
33,061		EW Scripps Co (Class A)	556,086
1,518,198	*	Facebook, Inc	230,447,274
12,801	*,e	Fluent, Inc	30,978
121,803		Gannett Co, Inc	1,181,489
64,939	*	GCI Liberty, Inc	3,073,563
64,493	*	Glu Mobile, Inc	454,676
76,684	*	Gray Television, Inc	1,327,400
8,609	*	Hemisphere Media Group, Inc	115,963
48,923	*	IAC/InterActiveCorp	9,617,773
32,012	*	Imax Corp	619,752
248,859		Interpublic Group of Cos, Inc	5,763,574
176

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

27,312		John Wiley & Sons, Inc (Class A)	$1,481,403
6,199	*	Liberty Braves Group (Class A)	159,934
18,550	*	Liberty Braves Group (Class C)	480,445
14,538	*	Liberty Broadband Corp (Class A)	1,203,601
65,504	*	Liberty Broadband Corp (Class C)	5,432,247
69,901	*	Liberty Latin America Ltd	1,258,917
26,301	*	Liberty Latin America Ltd (Class A)	472,892
14,697	*	Liberty Media Group (Class A)	465,748
125,733	*	Liberty Media Group (Class C)	4,159,248
54,500	*	Liberty SiriusXM Group (Class A)	2,247,580
108,064	*	Liberty SiriusXM Group (Class C)	4,459,801
39,543	*	Liberty TripAdvisor Holdings, Inc	570,210
29,548	e	Lions Gate Entertainment Corp (Class A)	566,140
62,025	e	Lions Gate Entertainment Corp (Class B)	1,103,425
85,085	*	Live Nation, Inc	4,449,945
16,831	*,e	LiveXLive Media, Inc	49,820
8,869	*	Loral Space & Communications, Inc	396,090
10,825	*	Madison Square Garden Co	2,994,411
10,750		Marcus Corp	419,465
32,025	*,e	Match Group, Inc	1,656,333
31,081	*	MDC Partners, Inc	76,770
35,850	*	Meet Group, Inc	158,098
22,587	e	Meredith Corp	1,164,586
37,843	*	MSG Networks, Inc	966,889
42,675		National CineMedia, Inc	381,941
265,940	*	NetFlix, Inc	80,255,373
56,663		New Media Investment Group, Inc	796,115
94,480		New York Times Co (Class A)	2,494,272
228,674		News Corp (Class A)	3,016,210
69,125		News Corp (Class B)	922,127
25,807		Nexstar Broadcasting Group, Inc (Class A)	1,932,686
141,800		Omnicom Group, Inc	10,538,576
148,106	*	Pandora Media, Inc	1,258,901
20,409	*	QuinStreet, Inc	324,503
6,859	*	Reading International, Inc	99,593
12,372	*	Rosetta Stone, Inc	257,214
1,398		Saga Communications, Inc	48,986
15,698		Scholastic Corp	680,979
44,983		Sinclair Broadcast Group, Inc (Class A)	1,288,313
815,260	e	Sirius XM Holdings, Inc	4,907,865
70,888	*	Take-Two Interactive Software, Inc	9,135,337
8,199	*	TechTarget, Inc	166,604
122,431		TEGNA, Inc	1,412,854
49,188		Tribune Co	1,869,636
12,348	*	Tribune Publishing Co	186,331
65,558	*	TripAdvisor, Inc	3,418,194
87,124	*	TrueCar, Inc	991,471
672,936		Twenty-First Century Fox, Inc	30,632,047
314,847		Twenty-First Century Fox, Inc (Class B)	14,224,787
460,364	*	Twitter, Inc	15,997,649
8,711	e	Viacom, Inc	308,108
222,760		Viacom, Inc (Class B)	7,123,865
177

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

953,821		Walt Disney Co	$109,527,266
19,514	*	WideOpenWest, Inc	190,066
26,840		World Wrestling Entertainment, Inc (Class A)	1,948,316
23,954	*	XO Group, Inc	829,048
57,350	*	Yelp, Inc	2,455,727
34,479	*	Zillow Group, Inc	1,391,917
71,854	*,e	Zillow Group, Inc (Class C)	2,892,842
444,012	*	Zynga, Inc	1,616,204
		TOTAL MEDIA & ENTERTAINMENT	1,258,119,653

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.1%
965,372		AbbVie, Inc	75,154,210
53,224	*,e	Abeona Therapeutics, Inc	457,726
56,934	*,e	Acadia Pharmaceuticals, Inc	1,109,074
15,310	*,e	Accelerate Diagnostics, Inc	228,731
21,717	*	Acceleron Pharma, Inc	1,102,572
32,999	*,e	Achaogen, Inc	127,046
66,376	*	Achillion Pharmaceuticals, Inc	189,835
12,522	*	Aclaris Therapeutics, Inc	148,887
24,842	*	Acorda Therapeutics, Inc	474,731
29,270	*,e	Adamas Pharmaceuticals, Inc	484,418
24,099	*	Aduro Biotech, Inc	102,180
34,109	*,e	Adverum Biotechnologies, Inc	143,258
22,444	*	Aerie Pharmaceuticals, Inc	1,193,572
48,384	*,e	Agenus, Inc	76,931
202,897		Agilent Technologies, Inc	13,145,697
31,569	*	Agios Pharmaceuticals, Inc	1,990,741
45,447	*	Aimmune Therapeutics, Inc	1,207,981
8,200	*,e	Akcea Therapeutics, Inc	183,024
25,025	*	Akebia Therapeutics, Inc	187,437
56,071	*	Akorn, Inc	373,994
5,626	*	Albireo Pharma, Inc	150,270
37,404	*	Alder Biopharmaceuticals, Inc	475,031
136,140	*	Alexion Pharmaceuticals, Inc	15,257,210
95,592	*	Alkermes plc	3,903,021
5,078	*	Allakos, Inc	245,521
217,478		Allergan plc	34,363,699
61,029	*	Alnylam Pharmaceuticals, Inc	4,908,562
22,367	*	AMAG Pharmaceuticals, Inc	480,890
412,509		Amgen, Inc	79,527,610
128,940	*,e	Amicus Therapeutics, Inc	1,441,549
53,564	*	Amneal Pharmaceuticals, Inc	988,256
20,326	*	Amphastar Pharmaceuticals, Inc	364,852
11,479	*	AnaptysBio, Inc	857,711
4,747	*	ANI Pharmaceuticals, Inc	230,372
22,306	*	Apellis Pharmaceuticals, Inc	312,061
21,703	*	Aratana Therapeutics, Inc	128,916
21,858	*,e	Arbutus Biopharma Corp	92,678
20,670	*	Ardelyx, Inc	56,842
34,420	*	Arena Pharmaceuticals, Inc	1,227,417
54,090	*	Arqule, Inc	209,328
127,839	*	Array Biopharma, Inc	2,070,992
53,978	*,e	Arrowhead Research Corp	686,600
178

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

9,360	*	Assembly Biosciences, Inc	$214,157
36,183	*	Assertio Therapeutics, Inc.	175,668
28,032	*	Atara Biotherapeutics, Inc	957,853
25,792	*,e	Athenex, Inc	311,309
56,949	*,e	Athersys, Inc	106,495
22,704	*	Audentes Therapeutics, Inc	640,253
72,779	*,e	AVEO Pharmaceuticals, Inc	178,309
21,522	*	Avid Bioservices, Inc	112,775
3,474	*	Avrobio, Inc	104,428
16,908	*	Bellicum Pharmaceuticals, Inc	68,816
57,028	*	BioCryst Pharmaceuticals, Inc	417,445
128,722	*	Biogen Idec, Inc	39,166,243
19,000	*	Biohaven Pharmaceutical Holding Co Ltd	684,950
109,534	*	BioMarin Pharmaceutical, Inc	10,095,749
12,643	*	Bio-Rad Laboratories, Inc (Class A)	3,449,643
3,096	*	Biospecifics Technologies Corp	189,692
24,911		Bio-Techne Corp	4,178,073
56,636	*,e	BioTime, Inc	110,440
34,311	*	Bluebird Bio, Inc	3,935,472
24,588	*	Blueprint Medicines Corp	1,494,213
1,041,383		Bristol-Myers Squibb Co	52,631,497
59,632		Bruker BioSciences Corp	1,868,271
18,171	*	Calithera Biosciences, Inc	85,767
4,536	*,e	Calyxt, Inc	54,613
28,630	*	Cambrex Corp	1,525,693
20,185	*,e	Cara Therapeutics Inc	378,267
20,017	*	CareDx, Inc	522,644
31,091	*,e	CASI Pharmaceuticals, Inc	101,978
85,296	*	Catalent, Inc	3,440,841
75,099	*	Catalyst Pharmaceuticals, Inc	223,795
450,246	*	Celgene Corp	32,237,614
28,246	*	Charles River Laboratories International, Inc	3,440,928
15,298	*	ChemoCentryx, Inc	165,524
21,278	*	Chimerix, Inc	74,260
14,257	*	Clearside Biomedical, Inc	77,273
34,312	*	Clovis Oncology, Inc	399,049
24,762	*	Codexis, Inc	385,544
32,551	*	Coherus Biosciences, Inc	380,521
14,552	*,e	Collegium Pharmaceutical, Inc	233,560
11,969	*	Concert Pharmaceuticals Inc	178,577
28,930	*,e	Corbus Pharmaceuticals Holdings, Inc	192,674
60,315	*,e	Corcept Therapeutics, Inc	708,701
11,427	*,e	Corium International, Inc	144,552
5,018	*,e	Corvus Pharmaceuticals, Inc	38,087
31,469	*,e	CTI BioPharma Corp	54,127
36,556	*	Cymabay Therapeutics, Inc	385,666
24,798	*	Cytokinetics, Inc	165,899
28,418	*	CytomX Therapeutics, Inc	405,241
5,013	*	Deciphera Pharmaceuticals, Inc	101,212
27,144	*	Denali Therapeutics, Inc	392,774
21,699	*	Dermira, Inc	272,322
27,581	*	Dicerna Pharmaceuticals Inc	362,966
179

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

2,826	*,e	Dova Pharmaceuticals, Inc	$52,451
46,488	*	Durect Corp	46,488
42,801	*	Dynavax Technologies Corp	423,302
11,242	*	Eagle Pharmaceuticals, Inc	553,556
28,276	*	Editas Medicine, Inc	716,231
608,864		Eli Lilly & Co	66,025,212
13,367	*,e	Eloxx Pharmaceuticals, Inc	160,805
27,178	*	Emergent Biosolutions, Inc	1,663,022
13,523	*	Enanta Pharmaceuticals, Inc	1,043,435
146,720	*	Endo International plc	2,485,437
40,332	*	Endocyte, Inc	953,852
25,112	*	Enzo Biochem, Inc	83,372
28,439	*	Epizyme, Inc	228,934
24,015	*,e	Esperion Thereapeutics, Inc	1,091,001
74,344	*	Exact Sciences Corp	5,282,141
193,217	*	Exelixis, Inc	2,679,920
25,276	*	Fate Therapeutics, Inc	314,939
46,127	*	FibroGen, Inc	1,977,464
15,829	*	Five Prime Therapeutics, Inc	192,164
39,018	*,e	Flexion Therapeutics Inc	528,304
19,596	*	Fluidigm Corp	141,091
22,491	*,e	Fortress Biotech, Inc	18,744
12,649	*	G1 Therapeutics, Inc	506,086
14,710	*	Genomic Health, Inc	1,054,854
99,875	*,e	Geron Corp	152,809
824,667		Gilead Sciences, Inc	56,225,796
31,746	*	Global Blood Therapeutics, Inc	1,113,967
20,830	*	GlycoMimetics Inc	262,041
79,010	*	Halozyme Therapeutics, Inc	1,227,025
39,411	*	Heron Therapeutics, Inc	1,094,049
104,360	*	Horizon Pharma plc	1,900,396
10,451	*,e	Idera Pharmaceuticals, Inc	69,708
93,182	*	Illumina, Inc	28,993,579
12,148	*	Immune Design Corp	17,493
143,627	*	Immunogen, Inc	779,895
109,280	*,e	Immunomedics, Inc	2,462,078
109,120	*	Incyte Corp	7,073,158
43,339	*	Innoviva, Inc	605,012
45,252	*	Inovio Pharmaceuticals, Inc	223,092
65,711	*	Insmed, Inc	959,381
14,395	*,e	Insys Therapeutics, Inc	122,789
35,962	*,e	Intellia Therapeutics, Inc	610,635
13,549	*	Intercept Pharmaceuticals, Inc	1,300,839
14,781	*	Intersect ENT, Inc	414,755
24,570	*	Intra-Cellular Therapies, Inc	417,199
67,570	*,e	Intrexon Corp	781,109
69,391	*	Invitae Corp	984,658
86,418	*	Ionis Pharmaceuticals, Inc	4,282,012
101,631	*	Iovance Biotherapeutics, Inc	922,809
102,535	*	IQVIA Holdings, Inc	12,604,628
108,922	*	Ironwood Pharmaceuticals, Inc	1,426,878
36,274	*	Jazz Pharmaceuticals plc	5,761,037
1,716,673		Johnson & Johnson	240,317,053
180

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

8,024	*,e	Jounce Therapeutics, Inc	$32,417
43,056	*	Kadmon Holdings, Inc	102,043
10,732	*	Kala Pharmaceuticals, Inc	77,807
30,034	*	Karyopharm Therapeutics, Inc	316,558
52,043	*	Keryx Biopharmaceuticals, Inc	144,680
11,670	*	Kindred Biosciences Inc	169,682
10,817	*	Kura Oncology, Inc	117,581
9,941	*,e	La Jolla Pharmaceutical Co	162,038
54,719	*,e	Lannett Co, Inc	200,272
23,392	*,e	Lexicon Pharmaceuticals, Inc	183,159
12,831	*,e	Ligand Pharmaceuticals, Inc (Class B)	2,114,677
17,208	*	Loxo Oncology, Inc	2,626,973
24,097		Luminex Corp	693,271
24,962	*	MacroGenics, Inc	410,875
3,996	*,e	Madrigal Pharmaceuticals, Inc	762,677
48,116	*	Mallinckrodt plc	1,205,787
87,668	*,e	MannKind Corp	160,432
22,791	*	Marinus Pharmaceuticals, Inc	106,662
42,327	*,e	Medicines Co	984,526
14,055	*	MediciNova, Inc	137,177
12,580	*	Medpace Holdings, Inc	655,418
6,201	*	Melinta Therapeutics, Inc	16,309
4,587	*,e	Menlo Therapeutics, Inc	27,981
15,716	*	Mettler-Toledo International, Inc	8,593,823
59,701	*,e	MiMedx Group, Inc	347,460
17,960	*	Minerva Neurosciences, Inc	197,021
7,485	*	Miragen Therapeutics, Inc	32,335
11,217	*	Mirati Therapeutics, Inc	419,179
63,221	*	Momenta Pharmaceuticals, Inc	790,895
325,970	*	Mylan NV	10,186,562
27,515	*	MyoKardia, Inc	1,456,644
50,516	*	Myriad Genetics, Inc	2,274,735
16,889	*	NanoString Technologies, Inc	260,259
17,925	*	NantKwest, Inc	39,077
41,701	*	Natera, Inc	915,754
105,902	*	Nektar Therapeutics	4,096,289
32,012	*	NeoGenomics, Inc	590,301
12,513	*,e	Neos Therapeutics, Inc	39,166
58,138	*	Neurocrine Biosciences, Inc	6,229,487
17,155	*,e	NewLink Genetics Corp	32,423
268,970	*,e	Novavax, Inc	473,387
14,434	*,e	Nymox Pharmaceutical Corp	25,259
14,594	*,e	Ocular Therapeutix, Inc	72,386
53,171	*,e	Omeros Corp	811,921
190,567	*,e	Opko Health, Inc	644,116
3,379	*,e	Optinose, Inc	35,750
60,397	*,e	Organovo Holdings, Inc	61,001
57,882	*,e	Pacific Biosciences of California, Inc	257,575
22,863	*	Pacira Pharmaceuticals, Inc	1,117,772
12,933	*,e	Paratek Pharmaceuticals, Inc	96,351
102,482	*	PDL BioPharma, Inc	255,180
71,364		PerkinElmer, Inc	6,171,559
181

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

81,397		Perrigo Co plc	$5,722,209
3,706,939		Pfizer, Inc	159,620,793
11,429		Phibro Animal Health Corp	490,533
18,324	*	Pieris Pharmaceuticals, Inc	75,495
5,383	*,e	PolarityTE, Inc	82,037
40,268	*,e	Portola Pharmaceuticals, Inc	792,877
34,108	*	PRA Health Sciences, Inc	3,304,042
29,886	*	Prestige Brands Holdings, Inc	1,080,678
43,814	*	Progenics Pharmaceuticals, Inc	219,508
25,653	*	Prothena Corp plc	318,097
36,903	*	PTC Therapeutics, Inc	1,421,504
18,291	*	Puma Biotechnology, Inc	677,682
146,547	*	QIAGEN NV	5,319,656
6,130	*	Ra Pharmaceuticals, Inc	87,782
40,171	*	Radius Health, Inc	635,907
11,386	*	Reata Pharmaceuticals, Inc	670,977
6,329	*	Recro Pharma, Inc	40,885
51,050	*	Regeneron Pharmaceuticals, Inc	17,318,202
19,491	*	REGENXBIO, Inc	1,299,465
32,976	*	Repligen Corp	1,787,959
21,376	*	Retrophin, Inc	548,508
16,889	*	Revance Therapeutics, Inc	367,674
9,577	*	Rhythm Pharmaceuticals, Inc	268,252
86,156	*	Rigel Pharmaceuticals, Inc	247,268
12,963	*,e	Rocket Pharmaceuticals, Inc	205,334
7,605	*,e	Rubius Therapeutics, Inc	124,950
27,852	*	Sage Therapeutics, Inc	3,583,995
59,404	*	Sangamo Biosciences, Inc	752,649
38,777	*	Sarepta Therapeutics, Inc	5,186,812
15,543	*	Savara, Inc	139,887
1,700,745		Schering-Plough Corp	125,191,840
66,189	*	Seattle Genetics, Inc	3,715,189
6,597	*,e	Selecta Biosciences, Inc	33,909
13,358	*,e	Seres Therapeutics, Inc	91,769
2,750	*	Sienna Biopharmaceuticals, Inc	25,383
31,728	*,e	SIGA Technologies, Inc	153,246
5,595	*	Solid Biosciences, Inc	179,040
53,979	*,e	Sorrento Therapeutics, Inc	172,193
17,972	*	Spark Therapeutics, Inc	808,560
61,256	*	Spectrum Pharmaceuticals, Inc	728,946
14,585	*	Stemline Therapeutics, Inc	218,483
30,987	*	Supernus Pharmaceuticals, Inc	1,473,742
6,892	*	Syndax Pharmaceuticals, Inc	33,151
43,295	*	Syneos Health, Inc	1,975,551
7,073	*	Syros Pharmaceuticals, Inc	46,540
23,512	*,e	T2 Biosystems, Inc	123,438
21,815	*,e	Teligent, Inc	70,026
35,939	*,e	TESARO, Inc	1,037,918
28,326	*	Tetraphase Pharmaceuticals, Inc	58,068
45,895	*,e	TG Therapeutics, Inc	208,822
111,453	*,e	TherapeuticsMD, Inc	545,005
23,811	*,e	Theravance Biopharma, Inc	577,893
255,161		Thermo Fisher Scientific, Inc	59,618,368
182

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

10,529	*,e	Tocagen, Inc	$110,133
6,260	*	Tricida, Inc	169,020
29,051	*	Ultragenyx Pharmaceutical, Inc	1,407,521
25,755	*	United Therapeutics Corp	2,855,199
26,000	*	Vanda Pharmaceuticals, Inc	493,220
12,227	*	Veracyte, Inc	181,571
111,752	*,e	Verastem, Inc	566,583
22,950	*	Vericel Corp	255,893
161,860	*	Vertex Pharmaceuticals, Inc	27,428,796
58,489	*,e	Viking Therapeutics, Inc	795,450
18,311	*	Voyager Therapeutics, Inc	248,480
48,113	*	Waters Corp	9,126,555
11,082	*,e	WaVe Life Sciences Pte Ltd	517,419
28,502	*	Xencor Inc	932,585
13,274	*	Zafgen, Inc	128,891
109,983	*,e	ZIOPHARM Oncology, Inc	217,766
311,778		Zoetis, Inc	28,106,787
25,590	*	Zogenix, Inc	1,068,638
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	1,417,634,411

REAL ESTATE - 3.7%
47,916		Acadia Realty Trust	1,333,981
26,419		Agree Realty Corp	1,513,016
58,662		Alexander & Baldwin, Inc	1,146,255
1,502		Alexander’s, Inc	473,145
61,397		Alexandria Real Estate Equities, Inc	7,504,555
6,851	*,e	Altisource Portfolio Solutions S.A.	172,851
37,614		American Assets Trust, Inc	1,442,873
83,095		American Campus Communities, Inc	3,283,083
156,733		American Homes 4 Rent	3,302,364
280,569		American Tower Corp	43,715,456
53,799		Americold Realty Trust	1,331,525
89,697		Apartment Investment & Management Co (Class A)	3,860,559
157,000		Apple Hospitality REIT, Inc	2,538,690
26,867		Armada Hoffler Properties, Inc	402,468
44,053		Ashford Hospitality Trust, Inc	226,873
86,655		AvalonBay Communities, Inc	15,197,554
24,630		Bluerock Residential Growth REIT, Inc	233,246
94,744		Boston Properties, Inc	11,441,285
14,516		BraeMar Hotels & Resorts, Inc	154,450
98,959		Brandywine Realty Trust	1,391,364
175,869		Brixmor Property Group, Inc	2,849,078
109,076		Brookfield Property REIT, Inc	2,104,076
53,834		Camden Property Trust	4,859,595
43,068		CareTrust REIT, Inc	760,581
38,283		CatchMark Timber Trust Inc	338,805
122,504		CBL & Associates Properties, Inc	404,263
210,325	*	CBRE Group, Inc	8,473,994
53,871		Cedar Realty Trust, Inc	203,094
26,156		Chatham Lodging Trust	510,042
50,988		Chesapeake Lodging Trust	1,498,537
46,803		City Office REIT, Inc	515,769
183

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

7,816		Clipper Realty, Inc	$105,047
316,824		Colony Capital, Inc	1,859,757
68,561		Columbia Property Trust, Inc	1,539,194
11,013		Community Healthcare Trust, Inc	327,306
1,787		Consolidated-Tomoka Land Co	103,503
91,344		CoreCivic, Inc	2,051,586
7,274		CorEnergy Infrastructure Trust, Inc	262,810
22,840		CorePoint Lodging, Inc	373,891
20,958		Coresite Realty	1,967,118
56,141		Corporate Office Properties Trust	1,450,683
238,290		Cousins Properties, Inc	1,980,190
262,716		Crown Castle International Corp	28,567,738
123,185		CubeSmart	3,569,901
55,454	*,e	Cushman & Wakefield plc	901,682
60,510		CyrusOne, Inc	3,220,947
113,305		DiamondRock Hospitality Co	1,184,037
131,327		Digital Realty Trust, Inc	13,560,826
91,154		Douglas Emmett, Inc	3,298,863
217,785		Duke Realty Corp	6,004,332
49,400		Easterly Government Properties, Inc	897,598
24,286		EastGroup Properties, Inc	2,326,356
104,720		Empire State Realty Trust, Inc	1,660,859
44,337		Entertainment Properties Trust	3,047,725
50,608		Equinix, Inc	19,167,274
92,704		Equity Commonwealth	2,760,725
58,469		Equity Lifestyle Properties, Inc	5,536,430
220,773		Equity Residential	14,341,414
27,314		Essential Properties Realty Trust, Inc	371,470
40,364		Essex Property Trust, Inc	10,122,484
77,516		Extra Space Storage, Inc	6,981,091
21,321		Farmland Partners, Inc	146,049
42,580		Federal Realty Investment Trust	5,282,049
66,937		First Industrial Realty Trust, Inc	2,054,966
144,386		Forest City Realty Trust, Inc	3,632,752
8,997	*,e	Forestar Group, Inc	161,946
58,607		Four Corners Property Trust, Inc	1,528,471
61,023		Franklin Street Properties Corp	424,720
31,055		Front Yard Residential Corp	287,880
3,673	*	FRP Holdings, Inc	178,030
133,383		Gaming and Leisure Properties, Inc	4,493,673
77,433		Geo Group, Inc	1,712,044
18,727		Getty Realty Corp	502,445
16,590		Gladstone Commercial Corp	315,044
10,797		Global Medical REIT, Inc	98,901
50,131		Global Net Lease, Inc	1,015,153
118,031		Government Properties Income Trust	1,042,214
56,257		Hannon Armstrong Sustainable Infrastructure Capital, Inc	1,167,333
296,212		HCP, Inc	8,160,641
70,030		Healthcare Realty Trust, Inc	1,951,036
116,583		Healthcare Trust of America, Inc	3,061,470
23,247		Hersha Hospitality Trust	408,217
24,099		HFF, Inc (Class A)	885,638
58,117		Highwoods Properties, Inc	2,478,109
184

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

111,881		Hospitality Properties Trust	$2,866,391
456,348		Host Marriott Corp	8,720,810
24,160	*	Howard Hughes Corp	2,694,323
104,156		Hudson Pacific Properties	3,155,927
49,316		Independence Realty Trust, Inc	488,722
12,377		Industrial Logistics Properties Trust	267,219
5,419		Innovative Industrial Properties, Inc	222,125
109,166		Investors Real Estate Trust	592,771
190,415		Invitation Homes, Inc	4,166,280
180,253		Iron Mountain, Inc	5,517,544
41,326		iStar Financial, Inc	433,923
62,528		JBG SMITH Properties	2,343,549
16,318		Jernigan Capital, Inc	319,343
29,425		Jones Lang LaSalle, Inc	3,891,750
96,450		Kennedy-Wilson Holdings, Inc	1,830,621
58,597		Kilroy Realty Corp	4,036,161
251,517		Kimco Realty Corp	4,046,909
60,963		Kite Realty Group Trust	965,654
57,037		Lamar Advertising Co	4,181,953
65,176		LaSalle Hotel Properties	2,151,460
184,776		Lexington Realty Trust	1,435,710
96,399		Liberty Property Trust	4,036,226
28,855		Life Storage, Inc	2,716,987
35,739		LTC Properties, Inc	1,528,557
81,414		Macerich Co	4,202,591
51,911		Mack-Cali Realty Corp	1,053,793
24,749	*	Marcus & Millichap, Inc	859,285
7,087	*	Maui Land & Pineapple Co, Inc	79,870
19,339		MedEquities Realty Trust, Inc	159,934
217,980		Medical Properties Trust, Inc	3,239,183
70,984		Mid-America Apartment Communities, Inc	6,935,847
41,268		Monmouth Real Estate Investment Corp (Class A)	617,369
32,229		National Health Investors, Inc	2,367,542
90,634		National Retail Properties, Inc	4,237,140
42,965		National Storage Affiliates Trust	1,144,158
57,756		New Senior Investment Group, Inc	330,364
14,781		Newmark Group, Inc	143,967
14,802		NexPoint Residential Trust, Inc	527,543
40,723		NorthStar Realty Europe Corp	546,503
132,053		Omega Healthcare Investors, Inc	4,403,968
10,117		One Liberty Properties, Inc	262,334
85,529		Outfront Media, Inc	1,515,574
117,210		Paramount Group, Inc	1,674,931
118,316		Park Hotels & Resorts, Inc	3,439,446
43,072		Pebblebrook Hotel Trust	1,451,957
49,406		Pennsylvania REIT	442,184
102,091		Physicians Realty Trust	1,692,669
89,709		Piedmont Office Realty Trust, Inc	1,616,556
48,501		Potlatch Corp	1,758,161
30,956		Preferred Apartment Communities, Inc	521,609
399,821		Prologis, Inc	25,776,460
15,469		PS Business Parks, Inc	2,020,251
185

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

95,586		Public Storage, Inc	$19,640,055
28,328		QTS Realty Trust, Inc	1,085,529
62,294		Ramco-Gershenson Properties	827,264
79,940		Rayonier, Inc	2,414,188
10,920		Re/Max Holdings, Inc	408,299
82,223	e	Realogy Holdings Corp	1,567,993
172,534		Realty Income Corp	10,398,624
76,738	*,e	Redfin Corp	1,185,602
92,776		Regency Centers Corp	5,878,287
61,980		Retail Opportunities Investment Corp	1,090,228
131,127		Retail Properties of America, Inc	1,608,928
9,940	*	Retail Value, Inc	278,419
62,098		Rexford Industrial Realty, Inc	1,966,644
106,354		RLJ Lodging Trust	2,067,522
4,669		RMR Group, Inc	354,284
27,079		Ryman Hospitality Properties	2,101,060
108,112		Sabra Healthcare REIT, Inc	2,340,625
8,645		Safety Income and Growth, Inc	155,437
9,881		Saul Centers, Inc	471,917
71,689	*	SBA Communications Corp	11,625,805
41,763		Select Income REIT	789,738
165,930		Senior Housing Properties Trust	2,666,495
19,802		Seritage Growth Properties	752,872
195,253		Simon Property Group, Inc	35,832,831
99,402		SITE Centers Corp	1,235,567
56,895		SL Green Realty Corp	5,192,238
27,628		Spirit MTA REIT	295,896
276,279		Spirit Realty Capital, Inc	2,160,502
29,309	*	St. Joe Co	445,204
54,001		STAG Industrial, Inc	1,428,866
175,214		Starwood Property Trust, Inc	3,805,648
123,055		STORE Capital Corp	3,572,287
2,867	*	Stratus Properties, Inc	82,713
95,676		Summit Hotel Properties, Inc	1,102,188
51,259		Sun Communities, Inc	5,149,992
161,576		Sunstone Hotel Investors, Inc	2,338,005
53,470		Tanger Factory Outlet Centers, Inc	1,190,242
36,609		Taubman Centers, Inc	2,013,861
11,544	*	Tejon Ranch Co	219,336
45,258		Terreno Realty Corp	1,694,007
28,066		Tier REIT, Inc	608,190
8,703	*	Trinity Place Holdings, Inc	46,474
157,011		UDR, Inc	6,153,261
29,663		UMH Properties, Inc	425,071
105,016		Uniti Group, Inc	2,010,006
7,479		Universal Health Realty Income Trust	479,404
84,805		Urban Edge Properties	1,737,654
25,939		Urstadt Biddle Properties, Inc (Class A)	516,445
218,318		Ventas, Inc	12,671,177
584,223		VEREIT, Inc	4,282,355
243,793		VICI Properties, Inc	5,263,491
106,581		Vornado Realty Trust	7,256,034
124,944		Washington Prime Group, Inc	799,642
186

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

62,434		Washington REIT	$1,740,036
88,530		Weingarten Realty Investors	2,489,464
229,784		Welltower, Inc	15,181,829
483,152		Weyerhaeuser Co	12,866,338
22,948		Whitestone REIT	308,880
69,010		WP Carey, Inc	4,555,350
83,110		Xenia Hotels & Resorts, Inc	1,707,911
		TOTAL REAL ESTATE	659,881,359

RETAILING - 5.8%
15,888	*	1-800-FLOWERS.COM, Inc (Class A)	166,030
43,123		Aaron’s, Inc	2,032,387
48,761		Abercrombie & Fitch Co (Class A)	960,592
45,472		Advance Auto Parts, Inc	7,264,607
259,395	*	Amazon.com, Inc	414,515,804
103,945		American Eagle Outfitters, Inc	2,396,972
4,482	*	America’s Car-Mart, Inc	335,702
10,925	*	Asbury Automotive Group, Inc	711,217
83,824	*	Ascena Retail Group, Inc	322,722
25,965	*	At Home Group, Inc	709,883
33,887	*	Autonation, Inc	1,371,746
16,733	*	AutoZone, Inc	12,273,154
22,973	*	Barnes & Noble Education, Inc	131,176
42,052		Barnes & Noble, Inc	266,189
86,549		Bed Bath & Beyond, Inc	1,189,183
151,514		Best Buy Co, Inc	10,630,222
14,002	e	Big 5 Sporting Goods Corp	49,147
25,783		Big Lots, Inc	1,070,510
46,126	*	BJ’s Wholesale Club Holdings, Inc	1,021,691
30,408	*	Booking Holdings, Inc	57,002,229
32,807	*	Boot Barn Holdings, Inc	809,677
20,052	e	Buckle, Inc	409,061
39,921	*	Burlington Stores, Inc	6,846,052
24,591		Caleres, Inc	841,012
20,713	e	Camping World Holdings, Inc	355,228
107,919	*	CarMax, Inc	7,328,779
28,331	*,e	Carvana Co	1,097,826
14,638		Cato Corp (Class A)	282,221
90,009		Chico’s FAS, Inc	690,369
10,893		Children’s Place Retail Stores, Inc	1,627,414
9,236		Citi Trends, Inc	233,948
14,808	*,e	Conn’s, Inc	411,366
9,713	*	Container Store Group, Inc	57,404
30,828		Core-Mark Holding Co, Inc	1,184,103
49,667		Dick’s Sporting Goods, Inc	1,756,722
8,843	e	Dillard’s, Inc (Class A)	622,724
171,611		Dollar General Corp	19,114,033
145,747	*	Dollar Tree, Inc	12,286,472
45,022		DSW, Inc (Class A)	1,195,334
5,673	*,e	Duluth Holdings, Inc	174,331
586,089	*	eBay, Inc	17,014,164
82,184	*	Etsy, Inc	3,494,464
187

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

78,687		Expedia, Inc	$9,869,710
45,720	*	Express Parent LLC	402,793
33,592	*	Five Below, Inc	3,823,441
47,306	*	Floor & Decor Holdings, Inc	1,210,087
72,034		Foot Locker, Inc	3,395,683
21,583	*,e	Francesca’s Holdings Corp	65,612
6,374	*,e	Funko, Inc	120,150
4,919	*	Gaia, Inc	71,867
64,186	e	GameStop Corp (Class A)	937,116
142,651		Gap, Inc	3,894,372
16,380	*	Genesco, Inc	700,900
89,862		Genuine Parts Co	8,799,287
55,208	*,e	GNC Holdings, Inc	203,165
11,612		Group 1 Automotive, Inc	670,477
271,727	*	Groupon, Inc	888,547
56,223	*	GrubHub, Inc	5,214,121
34,631		Guess?, Inc	735,562
9,919		Haverty Furniture Cos, Inc	201,157
15,548	*	Hibbett Sports, Inc	271,624
737,346		Home Depot, Inc	129,684,414
21,193	*	Hudson Ltd	448,020
8,559	*	J. Jill, Inc	43,223
555,733	*,e	JC Penney Co, Inc	816,928
9,351	*	Kirkland’s, Inc	94,539
106,848		Kohl’s Corp	8,091,599
140,607		L Brands, Inc	4,558,479
8,312	*,e	Lands’ End, Inc	135,569
6,857	*	Leaf Group Ltd	59,999
34,146	*	Liberty Expedia Holdings, Inc	1,482,619
10,204	*	Liquidity Services, Inc	60,612
14,730		Lithia Motors, Inc (Class A)	1,312,148
195,830	*	LKQ Corp	5,340,284
518,137		Lowe’s Companies, Inc	49,337,005
16,160	*,e	Lumber Liquidators, Inc	193,274
187,576		Macy’s, Inc	6,431,981
15,024	*	MarineMax, Inc	341,946
67,268	*,e	Michaels Cos, Inc	1,066,198
18,048		Monro Muffler, Inc	1,342,771
19,492	*	Murphy USA, Inc	1,571,640
37,310	*	National Vision Holdings, Inc	1,545,753
77,380		Nordstrom, Inc	5,089,283
17,066		Nutri/System, Inc	606,867
347,385		Office Depot, Inc	889,306
29,055	*	Ollie’s Bargain Outlet Holdings, Inc	2,699,210
51,306	*	O’Reilly Automotive, Inc	16,456,400
16,960	*,e	Overstock.com, Inc	341,235
30,625	*	Party City Holdco, Inc	320,644
23,554		Penske Auto Group, Inc	1,045,327
11,452	e	PetMed Express, Inc	319,969
46,137		Pier 1 Imports, Inc	73,358
26,514		Pool Corp	3,864,416
52,342	*	Quotient Technology, Inc	673,642
279,428	*	Qurate Retail Group, Inc QVC Group	6,130,650
188

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

26,745	*	Rent-A-Center, Inc	$381,116
11,726	*,e	RH	1,356,815
234,844		Ross Stores, Inc	23,249,556
74,929	*	Sally Beauty Holdings, Inc	1,334,485
8,376		Shoe Carnival, Inc	341,154
20,933	*	Shutterfly, Inc	1,046,650
21,178		Shutterstock, Inc	865,757
38,052		Signet Jewelers Ltd	2,132,815
23,483	*	Sleep Number Corp	854,077
15,333		Sonic Automotive, Inc (Class A)	277,834
23,407	*,e	Sportsman’s Warehouse Holdings, Inc	117,737
11,411	*	Stamps.com, Inc	2,306,962
29,488		Tailored Brands, Inc	619,543
339,018		Target Corp	28,352,075
76,543		Tiffany & Co	8,519,236
21,738		Tile Shop Holdings, Inc	141,297
9,156		Tilly’s, Inc	162,427
401,222		TJX Companies, Inc	44,086,273
79,813		Tractor Supply Co	7,334,017
36,535	*	Ulta Beauty, Inc	10,029,588
50,531	*	Urban Outfitters, Inc	1,993,953
34,903	*,e	Wayfair, Inc	3,849,452
2,435		Weyco Group, Inc	77,043
49,891	e	Williams-Sonoma, Inc	2,962,528
1,299		Winmark Corp	199,643
17,443	*	Zumiez, Inc	405,724
		TOTAL RETAILING	1,029,196,603

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.5%
16,936	*	Acacia Communications, Inc	583,784
30,553	*	Advanced Energy Industries, Inc	1,314,696
587,027	*	Advanced Micro Devices, Inc	10,689,762
9,141	*	Alpha & Omega Semiconductor Ltd	84,737
18,560	*,e	Ambarella, Inc	645,517
59,444	*	Amkor Technology, Inc	425,025
231,671		Analog Devices, Inc	19,393,179
636,109		Applied Materials, Inc	20,915,264
15,750	*,e	Aquantia Corp	150,570
17,700	*	Axcelis Technologies, Inc	305,502
23,342	*	AXT, Inc	153,824
274,572		Broadcom, Inc	61,364,096
56,349		Brooks Automation, Inc	1,748,509
15,624		Cabot Microelectronics Corp	1,525,215
12,815	*	Ceva, Inc	315,762
37,057	*	Cirrus Logic, Inc	1,387,414
22,179		Cohu, Inc	461,323
68,378	*	Cree, Inc	2,654,434
221,843		Cypress Semiconductor Corp	2,870,648
22,673	*	Diodes, Inc	684,498
86,564		Entegris, Inc	2,297,408
49,257	*	First Solar, Inc	2,058,943
40,922	*	Formfactor, Inc	500,885
189

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

16,831	*,e	Ichor Holdings Ltd	$298,750
10,555	*,e	Impinj, Inc	206,878
39,278	*,e	Inphi Corp	1,256,896
92,852	*	Integrated Device Technology, Inc	4,346,402
2,947,546		Intel Corp	138,180,957
96,320		Kla-Tencor Corp	8,817,133
34,341	*	Kopin Corp	76,580
101,746		Lam Research Corp	14,420,460
76,242	*	Lattice Semiconductor Corp	458,214
45,361	*,e	MA-COM Technology Solutions	638,229
325,571		Marvell Technology Group Ltd	5,342,620
174,148		Maxim Integrated Products, Inc	8,710,883
66,980	*	MaxLinear, Inc	1,300,082
144,109	e	Microchip Technology, Inc	9,479,490
735,960	*	Micron Technology, Inc	27,760,411
35,526		MKS Instruments, Inc	2,617,911
24,707		Monolithic Power Systems, Inc	2,918,391
14,183	*	Nanometrics, Inc	454,707
21,044	*,e	NeoPhotonics Corp Ltd	168,352
2,727		NVE Corp	230,977
371,230		NVIDIA Corp	78,266,421
214,396		NXP Semiconductors NV	16,077,556
262,147	*	ON Semiconductor Corp	4,456,499
15,059	*	PDF Solutions, Inc	120,472
38,535	*	Photronics, Inc	375,331
16,216		Power Integrations, Inc	913,285
85,195	*	Qorvo, Inc	6,262,684
944,539		QUALCOMM, Inc	59,402,058
61,082	*	Rambus, Inc	532,024
18,348	*	Rudolph Technologies, Inc	381,455
41,605	*	Semtech Corp	1,869,729
26,107	*	Silicon Laboratories, Inc	2,128,504
112,973		Skyworks Solutions, Inc	9,801,537
12,865	*,e	SMART Global Holdings, Inc	360,349
38,260	*,e	SunPower Corp	229,943
114,278		Teradyne, Inc	3,936,877
627,243		Texas Instruments, Inc	58,226,968
25,939	*	Ultra Clean Holdings	272,878
25,770	e	Universal Display Corp	3,169,968
26,815	*	Veeco Instruments, Inc	255,011
75,196		Versum Materials, Inc	2,373,186
164,773		Xilinx, Inc	14,066,671
27,806		Xperi Corp	361,478
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	624,056,202

SOFTWARE & SERVICES - 10.7%
33,444	*	2U, Inc	2,103,962
49,483	*	8x8, Inc	850,613
40,700	*	A10 Networks, Inc	236,467
413,182		Accenture plc	65,125,747
84,722	*	ACI Worldwide, Inc	2,125,675
314,827	*	Adobe, Inc	77,371,883
104,178	*	Akamai Technologies, Inc	7,526,860
190

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

18,826	*	Alarm.com Holdings, Inc	$837,380
30,887		Alliance Data Systems Corp	6,368,282
28,629	*	Altair Engineering, Inc	1,091,910
17,421	*,e	Alteryx, Inc	923,139
14,309	*	Amber Road, Inc	127,350
93,671		Amdocs Ltd	5,926,564
14,904		American Software, Inc (Class A)	171,545
53,958	*	Ansys, Inc	8,069,419
9,050	*	Appfolio, Inc	516,755
20,834	*	Apptio, Inc	539,601
43,856	*	Aspen Technology, Inc	3,722,936
57,024	*	Atlassian Corp plc	4,328,692
140,260	*	Autodesk, Inc	18,128,605
283,627		Automatic Data Processing, Inc	40,864,978
4,783	*,e	Avalara, Inc	160,326
64,333	*	Avaya Holdings Corp	1,056,348
14,455	*,e	Benefitfocus, Inc	513,586
98,423	*	Black Knight, Inc	4,800,090
29,398		Blackbaud, Inc	2,108,425
20,958	*	Blackline, Inc	972,032
39,851	*	Blucora, Inc	1,152,491
83,339		Booz Allen Hamilton Holding Co	4,128,614
23,476	*	Bottomline Technologies, Inc	1,564,441
78,650	*	Box, Inc	1,415,700
13,536	*	Brightcove, Inc	108,559
73,724		Broadridge Financial Solutions, Inc	8,621,285
198,058		CA, Inc	8,785,853
13,865	*	CACI International, Inc (Class A)	2,474,348
172,101	*	Cadence Design Systems, Inc	7,670,542
19,220	*	Carbonite, Inc	657,516
25,453	*	Cardtronics plc	691,303
7,136		Cass Information Systems, Inc	471,690
84,171		CDK Global, Inc	4,817,948
13,880	*,e	Ceridian HCM Holding, Inc	527,024
17,671	*	ChannelAdvisor Corp	204,630
33,828	*	Cision Ltd	500,316
85,913	*	Citrix Systems, Inc	8,803,505
85,277	*	Cloudera, Inc	1,173,412
376,510		Cognizant Technology Solutions Corp (Class A)	25,990,485
22,927	*	Commvault Systems, Inc	1,334,810
133,288	*	Conduent, Inc	2,545,801
41,169	*	Cornerstone OnDemand, Inc	2,027,573
32,899	*	Coupa Software, Inc	2,132,842
19,069		CSG Systems International, Inc	669,322
129,620	*	Dell Technologies, Inc-VMware Inc	11,716,352
5,864	*,e	Digimarc Corp	147,362
25,549	*	DocuSign, Inc	1,071,525
7,269	*,e	Domo, Inc	117,976
181,765		DXC Technology Co	13,237,945
13,427	e	Ebix, Inc	769,501
21,030	*	Ellie Mae, Inc	1,393,868
34,278	*	Endurance International Group Holdings, Inc	338,324
191

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

33,748	*	Envestnet, Inc	$1,755,571
32,994	*	EPAM Systems, Inc	3,941,793
33,385	*	Euronet Worldwide, Inc	3,711,744
16,195	*	Everbridge, Inc	823,192
34,281	*	Everi Holdings, Inc	246,823
57,131		EVERTEC, Inc	1,489,976
8,619	*	Evo Payments, Inc	204,615
29,433	*	Exela Technologies, Inc	179,541
24,176	*	ExlService Holdings, Inc	1,549,682
20,093	*	Fair Isaac Corp	3,872,122
211,466		Fidelity National Information Services, Inc	22,013,611
116,894	*	FireEye, Inc	2,161,370
47,896	*	First American Corp	1,945,536
335,682	*	First Data Corp	6,290,681
258,848	*	Fiserv, Inc	20,526,646
34,525	*	Five9, Inc	1,358,904
55,335	*	FleetCor Technologies, Inc	11,068,660
17,789	*	ForeScout Technologies, Inc	489,909
88,470	*	Fortinet, Inc	7,270,465
57,763	*	Gartner, Inc	8,521,198
87,655		Genpact Ltd	2,402,624
98,060		Global Payments, Inc	11,201,394
96,975	*	GoDaddy, Inc	7,095,661
26,025	*,e	GTT Communications, Inc	934,297
49,174	*	Guidewire Software, Inc	4,375,011
15,357		Hackett Group, Inc	314,358
42,475	*	Hortonworks, Inc	758,603
22,426	*	HubSpot, Inc	3,042,087
29,902	*	Imperva, Inc	1,655,076
15,736	*	Information Services Group, Inc	64,675
19,196	*,e	Instructure, Inc	716,779
11,058	*	Internap Corp	94,767
585,082		International Business Machines Corp	67,536,015
155,529		Intuit, Inc	32,816,619
28,379		j2 Global, Inc	2,067,126
51,746		Jack Henry & Associates, Inc	7,753,103
87,993		Leidos Holdings, Inc	5,700,187
74,415	*	Limelight Networks, Inc	299,892
32,150	*	Liveperson, Inc	726,590
44,322	*	LiveRamp Holdings, Inc	2,024,629
34,160		LogMeIn, Inc	2,941,859
40,162	*	Manhattan Associates, Inc	1,917,334
14,447		Mantech International Corp (Class A)	827,524
588,401		MasterCard, Inc (Class A)	116,309,225
44,074		MAXIMUS, Inc	2,863,488
4,842,428		Microsoft Corp	517,219,735
8,153	*	MicroStrategy, Inc (Class A)	1,027,033
24,074	*	MINDBODY, Inc	766,516
17,383	*	Mitek Systems, Inc	159,402
31,573	*	MobileIron, Inc	152,655
16,849	*	Model N, Inc	258,801
18,561	*	MoneyGram International, Inc	78,699
24,124		Monotype Imaging Holdings, Inc	422,894
192

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

27,386	*	New Relic, Inc	$2,444,200
36,835		NIC, Inc	490,274
170,655	*	Nuance Communications, Inc	2,967,690
66,865	*	Nutanix, Inc	2,775,566
53,389	*	Okta, Inc	3,115,782
16,134	*	OneSpan, Inc	236,766
1,783,919		Oracle Corp	87,126,604
3,662	*	Park City Group, Inc	31,603
202,256		Paychex, Inc	13,245,745
32,953	*	Paycom Software, Inc	4,125,716
23,446	*	Paylocity Holding Corp	1,542,512
760,806	*	PayPal Holdings, Inc	64,052,257
30,123		Pegasystems, Inc	1,612,183
20,483	*	Perficient, Inc	512,485
87,802		Perspecta, Inc	2,150,271
13,444	*,e	Pluralsight, Inc	301,280
12,502		Presidio, Inc	167,527
28,372		Progress Software Corp	911,876
31,098	*	Proofpoint, Inc	2,828,363
20,975	*	PROS Holdings, Inc	690,497
72,175	*	PTC, Inc	5,947,942
22,429	*	Q2 Holdings, Inc	1,193,896
5,378		QAD, Inc (Class A)	228,189
20,782	*	Qualys, Inc	1,480,510
22,181	*	Rapid7, Inc	803,839
43,130	*	RealPage, Inc	2,285,890
110,871	*	Red Hat, Inc	19,029,898
41,255	*	RingCentral, Inc	3,206,751
163,003		Sabre Corp	4,018,024
30,689	*	SailPoint Technologies Holding, Inc	799,142
451,215	*	salesforce.com, Inc	61,924,747
24,819		Science Applications International Corp	1,725,169
2,934	*,e	SecureWorks Corp	48,382
17,642	*	SendGrid, Inc	640,757
108,918	*	ServiceNow, Inc	19,718,515
42,610	*	ServiceSource International LLC	56,671
4,538	*,e	ShotSpotter, Inc	175,530
94,184	*	Splunk, Inc	9,403,331
15,071	*	SPS Commerce, Inc	1,402,959
178,521	*	Square, Inc	13,112,367
127,413		SS&C Technologies Holdings, Inc	6,518,449
14,772	e	Switch, Inc	131,028
22,488	*	Sykes Enterprises, Inc	689,707
407,172		Symantec Corp	7,390,172
94,842	*	Synopsys, Inc	8,491,204
43,238	*	Tableau Software, Inc	4,612,630
16,825	*	TeleNav, Inc	71,674
6,170	*,e	Tenable Holdings, Inc	175,722
72,381	*	Teradata Corp	2,634,668
68,861		TiVo Corp	757,471
110,709		Total System Services, Inc	10,091,125
20,398	*	Trade Desk, Inc	2,520,173
193

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

67,968		Travelport Worldwide Ltd	$1,016,801
7,628		TTEC Holdings, Inc	190,090
4,944	*,e	Tucows, Inc	248,090
44,094	*	Twilio, Inc	3,316,751
23,099	*	Tyler Technologies, Inc	4,889,134
18,311	*	Ultimate Software Group, Inc	4,882,262
31,505	*,e	Unisys Corp	580,007
9,654	*	Upland Software, Inc	304,487
17,050	*	Varonis Systems, Inc	1,041,244
36,190	*	Verint Systems, Inc	1,652,797
64,892	*	VeriSign, Inc	9,249,706
1,559	*,e	Veritone, Inc	10,757
29,371	*,e	VirnetX Holding Corp	96,924
15,336	*	Virtusa Corp	760,512
1,145,242		Visa, Inc (Class A)	157,871,610
46,393	*	VMware, Inc (Class A)	6,559,506
282,386		Western Union Co	5,094,243
25,496	*	WEX, Inc	4,486,276
90,206	*	Workday, Inc	11,999,202
15,237	*	Workiva, Inc	519,429
191,394	*	Worldpay, Inc	17,577,625
50,173	*	Yext, Inc	964,325
63,933	*	Zendesk, Inc	3,514,397
22,508	*	Zix Corp	151,704
8,006	*	Zscaler, Inc	290,538
		TOTAL SOFTWARE & SERVICES	1,889,662,876

TECHNOLOGY HARDWARE & EQUIPMENT - 6.1%
92,051	*,e	3D Systems Corp	1,111,976
27,636		Adtran, Inc	371,428
25,139	*	Aerohive Networks, Inc	96,282
5,425	*	Agilysys, Inc	88,265
186,984		Amphenol Corp (Class A)	16,735,068
16,589	*	Anixter International, Inc	1,089,731
3,085,563		Apple, Inc	675,306,318
28,619	*,e	Applied Optoelectronics, Inc	561,791
35,435	*	Arista Networks, Inc	8,162,452
107,205	*	ARRIS International plc	2,666,188
53,675	*	Arrow Electronics, Inc	3,634,334
22,479	*	Avid Technology, Inc	119,139
71,222		Avnet, Inc	2,853,866
37,633		AVX Corp	627,718
24,060		Badger Meter, Inc	1,181,587
5,805		Bel Fuse, Inc (Class B)	127,710
23,710		Belden CDT, Inc	1,281,526
47,299		Benchmark Electronics, Inc	1,032,537
21,160	*	CalAmp Corp	421,930
29,260	*	Calix, Inc	213,598
33,788	*	Casa Systems, Inc	486,547
94,885		CDW Corp	8,540,599
81,023	*	Ciena Corp	2,532,779
3,010,193		Cisco Systems, Inc	137,716,330
4,561	*,e	Clearfield, Inc	54,823
194

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

102,132		Cognex Corp	$4,375,335
14,195	*	Coherent, Inc	1,747,972
122,253	*	CommScope Holding Co, Inc	2,941,407
13,332		Comtech Telecommunications Corp	372,229
13,838	*	Control4 Corp	386,357
517,658		Corning, Inc	16,539,173
22,839	*	Cray, Inc	518,217
19,009		CTS Corp	507,350
19,750		Daktronics, Inc	144,373
188,647	e	Diebold, Inc	735,723
10,072	*	Digi International, Inc	116,835
36,199		Dolby Laboratories, Inc (Class A)	2,490,853
11,797	*,e	Eastman Kodak Co	28,785
30,498	*	EchoStar Corp (Class A)	1,236,694
21,069	*	Electro Scientific Industries, Inc	611,001
26,334	*	Electronics for Imaging, Inc	801,870
7,496	*	ePlus, Inc	636,260
75,046	*	Extreme Networks, Inc	416,505
38,777	*	F5 Networks, Inc	6,796,833
22,258	*	Fabrinet	964,217
9,437	*	FARO Technologies, Inc	476,946
64,763	*,e	Finisar Corp	1,080,894
110,928	*,e	Fitbit, Inc	524,689
89,130		Flir Systems, Inc	4,127,610
46,648	*	Harmonic, Inc	257,030
974,345		Hewlett Packard Enterprise Co	14,858,761
1,021,823		HP, Inc	24,666,807
46,524	*	II-VI, Inc	1,732,089
19,344	*	Immersion Corp	193,633
84,434	*	Infinera Corp	467,764
20,624	*	Insight Enterprises, Inc	1,066,055
19,643		InterDigital, Inc	1,393,671
23,238	*	IPG Photonics Corp	3,103,435
13,759	*	Iteris, Inc	59,439
19,770	*	Itron, Inc	1,030,808
99,082		Jabil Circuit, Inc	2,450,298
219,254		Juniper Networks, Inc	6,417,565
32,515	*	Kemet Corp	708,177
119,708	*	Keysight Technologies, Inc	6,832,933
14,394	*	Kimball Electronics, Inc	264,850
49,539	*	Knowles Corp	801,541
5,791	*	KVH Industries, Inc	71,519
14,714		Littelfuse, Inc	2,665,588
37,709	*	Lumentum Holdings, Inc	2,060,797
15,617	*,e	Maxwell Technologies, Inc	45,914
1,906		Mesa Laboratories, Inc	348,207
20,788		Methode Electronics, Inc	615,325
104,655		Motorola, Inc	12,826,517
9,718		MTS Systems Corp	460,147
5,930	*	Napco Security Technologies, Inc	83,435
63,269		National Instruments Corp	3,098,283
84,339	*	NCR Corp	2,264,502
195

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

167,793		NetApp, Inc	$13,170,073
18,154	*	Netgear, Inc	1,007,184
49,960	*	Netscout Systems, Inc	1,261,990
26,217	*	Novanta, Inc	1,526,092
157,779	*	Oclaro, Inc	1,296,943
9,709	*	OSI Systems, Inc	671,474
57,473	*	Palo Alto Networks, Inc	10,519,858
8,426	*	PAR Technology Corp	149,140
17,810		Park Electrochemical Corp	314,525
5,105		PC Connection, Inc	169,180
19,541		Plantronics, Inc	1,152,333
26,786	*	Plexus Corp	1,564,302
102,101	*	Pure Storage, Inc	2,060,398
20,813	*	Quantenna Communications, Inc	373,801
26,337	*	Ribbon Communications, Inc	179,092
10,245	*	Rogers Corp	1,260,750
43,947	*	Sanmina Corp	1,111,859
14,787	*	Scansource, Inc	574,919
29,338	*	Stratasys Ltd	559,182
20,244	*	Synaptics, Inc	759,960
25,045		SYNNEX Corp	1,943,742
23,188	*	Tech Data Corp	1,638,464
163,308	*	Trimble Navigation Ltd	6,104,453
52,051	*	TTM Technologies, Inc	608,997
12,448	e	Ubiquiti Networks, Inc	1,158,784
26,214	*	USA Technologies, Inc	152,041
39,316	*,e	Viasat, Inc	2,506,788
130,487	*	Viavi Solutions, Inc	1,504,515
80,519		Vishay Intertechnology, Inc	1,473,498
6,505	*	Vishay Precision Group, Inc	211,087
197,265		Western Digital Corp	8,496,204
149,088		Xerox Corp	4,155,083
33,423	*	Zebra Technologies Corp (Class A)	5,558,245
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	1,081,632,696

TELECOMMUNICATION SERVICES - 1.9%
4,639,622		AT&T, Inc	142,343,603
5,617		ATN International, Inc	474,580
23,340	*	Boingo Wireless, Inc	731,242
620,243		CenturyLink, Inc	12,801,816
31,358	*	Cincinnati Bell, Inc	444,970
27,208		Cogent Communications Group, Inc	1,414,272
38,093	e	Consolidated Communications Holdings, Inc	476,924
66,952	e	Frontier Communications Corp	322,039
45,025	*,e	Gogo, Inc	257,543
28,285	*	Intelsat S.A.	737,107
80,615	*	Iridium Communications, Inc	1,596,983
57,099	*,e	NII Holdings, Inc	355,156
9,912	*	Ooma, Inc	149,077
50,663	*	Orbcomm, Inc	482,818
5,260	*	pdvWireless, Inc	213,030
26,204		Shenandoah Telecom Co	996,276
13,824		Spok Holdings, Inc	193,813
196

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

402,004	*	Sprint Corp	$2,460,264
72,628		Telephone & Data Systems, Inc	2,239,121
189,978	*	T-Mobile US, Inc	13,022,992
8,691	*	US Cellular Corp	415,169
2,641,289		Verizon Communications, Inc	150,791,189
135,552	*	Vonage Holdings Corp	1,797,420
122,714	*	Zayo Group Holdings, Inc	3,666,694
		TOTAL TELECOMMUNICATION SERVICES	338,384,098

TRANSPORTATION - 2.1%
33,348	*	Air Transport Services Group, Inc	653,621
80,158		Alaska Air Group, Inc	4,923,304
8,156		Allegiant Travel Co	930,926
4,390		Amerco, Inc	1,433,247
264,789		American Airlines Group, Inc	9,288,798
19,628		Arkansas Best Corp	728,591
13,242	*	Atlas Air Worldwide Holdings, Inc	683,552
43,060	*	Avis Budget Group, Inc	1,210,847
88,312		CH Robinson Worldwide, Inc	7,862,417
19,684		Copa Holdings S.A. (Class A)	1,425,712
32,803	e	Costamare, Inc	173,856
7,137	*	Covenant Transportation Group, Inc	178,639
521,831		CSX Corp	35,933,283
14,049	*	Daseke, Inc	85,418
405,403		Delta Air Lines, Inc	22,187,706
22,066	*	Eagle Bulk Shipping, Inc	110,109
15,234	*	Echo Global Logistics, Inc	391,666
113,387		Expeditors International of Washington, Inc	7,617,339
156,415		FedEx Corp	34,464,481
16,557		Forward Air Corp	993,254
5,547	*	Genco Shipping & Trading Ltd	61,128
41,770	*	Genesee & Wyoming, Inc (Class A)	3,309,437
30,733		Hawaiian Holdings, Inc	1,063,669
32,998		Heartland Express, Inc	642,471
37,917	*,e	Hertz Global Holdings, Inc	521,359
18,642	*	Hub Group, Inc (Class A)	854,177
54,217		JB Hunt Transport Services, Inc	5,996,942
193,320	*	JetBlue Airways Corp	3,234,244
65,797		Kansas City Southern Industries, Inc	6,708,662
37,362	*	Kirby Corp	2,687,822
83,181		Knight-Swift Transportation Holdings, Inc	2,661,792
25,429		Landstar System, Inc	2,545,189
45,827		Macquarie Infrastructure Co LLC	1,693,308
21,744		Marten Transport Ltd	418,790
38,795		Matson, Inc	1,360,929
178,890		Norfolk Southern Corp	30,023,109
40,344		Old Dominion Freight Line	5,261,665
4,793		Park-Ohio Holdings Corp	158,552
26,098	*	Radiant Logistics, Inc	141,973
32,120		Ryder System, Inc	1,776,557
33,901	*	Safe Bulkers, Inc	85,770
14,629	*	Saia, Inc	919,579
197

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

22,987		Schneider National, Inc	$502,726
34,522		Scorpio Bulkers, Inc	219,560
31,683		Skywest, Inc	1,815,119
333,845		Southwest Airlines Co	16,391,790
49,971	*	Spirit Airlines, Inc	2,593,495
472,997		Union Pacific Corp	69,161,621
155,906	*	United Continental Holdings, Inc	13,331,522
441,341		United Parcel Service, Inc (Class B)	47,020,470
2,477		Universal Truckload Services, Inc	67,300
10,589	*	US Xpress Enterprises, Inc	101,972
27,497		Werner Enterprises, Inc	885,128
80,402	*	XPO Logistics, Inc	7,186,331
29,117	*	YRC Worldwide, Inc	240,506
		TOTAL TRANSPORTATION	362,921,430

UTILITIES - 3.0%
425,946		AES Corp	6,210,293
36,048		Allete, Inc	2,667,552
150,985		Alliant Energy Corp	6,489,335
153,928		Ameren Corp	9,940,670
313,679		American Electric Power Co, Inc	23,011,491
29,906		American States Water Co	1,830,845
116,194		American Water Works Co, Inc	10,286,655
119,406		Aqua America, Inc	3,884,277
8,406	*	AquaVenture Holdings Ltd	140,800
4,175		Artesian Resources Corp	152,763
78,190	*,e	Atlantic Power Corp	172,018
71,465		Atmos Energy Corp	6,651,962
46,455		Avangrid, Inc	2,183,850
52,011		Avista Corp	2,674,406
39,974	e	Black Hills Corp	2,378,453
11,214	*,e	Cadiz, Inc	124,700
28,566		California Water Service Group	1,199,772
310,779		Centerpoint Energy, Inc	8,394,141
9,211		Chesapeake Utilities Corp	731,814
19,052		Clearway Energy, Inc (Class A)	369,990
37,582		Clearway Energy, Inc (Class C)	736,983
182,929		CMS Energy Corp	9,058,644
7,251		Connecticut Water Service, Inc	501,189
193,591		Consolidated Edison, Inc	14,712,916
5,918		Consolidated Water Co, Inc	72,791
420,731		Dominion Resources, Inc	30,048,608
114,338		DTE Energy Co	12,851,591
450,138		Duke Energy Corp	37,194,903
195,287		Edison International	13,550,965
32,103		El Paso Electric Co	1,831,476
110,663		Entergy Corp	9,290,159
177,641		Evergy, Inc	9,946,120
201,154		Eversource Energy	12,725,002
620,336		Exelon Corp	27,176,920
299,560		FirstEnergy Corp	11,167,597
5,614		Global Water Resources, Inc	62,540
79,271		Hawaiian Electric Industries, Inc	2,956,808
198

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

35,770		Idacorp, Inc	$3,335,910
128,811		MDU Resources Group, Inc	3,215,123
23,147		MGE Energy, Inc	1,446,225
9,879		Middlesex Water Co	444,555
56,119		National Fuel Gas Co	3,046,701
48,661		New Jersey Resources Corp	2,194,611
301,135		NextEra Energy, Inc	51,945,787
215,344		NiSource, Inc	5,461,124
24,233		Northwest Natural Holding Co	1,570,056
38,146		NorthWestern Corp	2,241,459
193,923		NRG Energy, Inc	7,018,073
119,016		OGE Energy Corp	4,302,428
37,812		ONE Gas, Inc	2,983,745
23,816		Ormat Technologies, Inc	1,218,665
22,576		Otter Tail Corp	1,017,500
45,604		Pattern Energy Group, Inc	817,224
328,928	*	PG&E Corp	15,397,120
73,230		Pinnacle West Capital Corp	6,023,167
57,247		PNM Resources, Inc	2,198,857
61,884		Portland General Electric Co	2,789,731
425,870		PPL Corp	12,946,448
310,625		Public Service Enterprise Group, Inc	16,596,694
8,678	*	Pure Cycle Corp	87,561
3,652	e	RGC Resources, Inc	103,644
88,081		SCANA Corp	3,527,644
173,575		Sempra Energy	19,114,079
17,630		SJW Corp	1,070,670
50,999		South Jersey Industries, Inc	1,506,510
633,854		Southern Co	28,542,446
33,050		Southwest Gas Corp	2,553,774
7,128	e	Spark Energy, Inc	53,175
35,088		Spire, Inc	2,546,687
43,814		TerraForm Power, Inc	493,784
109,783		UGI Corp	5,825,086
11,971		Unitil Corp	568,742
57,194		Vectren Corp	4,091,087
254,136	*	Vistra Energy Corp	5,751,098
194,385		WEC Energy Group, Inc	13,295,934
312,700		Xcel Energy, Inc	15,325,427
7,032		York Water Co	218,976
		TOTAL UTILITIES	536,268,526

		TOTAL COMMON STOCKS	17,574,560,275
		(Cost $11,417,320,337)

RIGHTS / WARRANTS - 0.0%

COMMERCIAL & PROFESSIONAL SERVICES - 0.0%
57,537	†,m	Media General, Inc	0
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	0
199

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

DIVERSIFIED FINANCIALS - 0.0%
267	m	Emergent Capital Inc	$0
		TOTAL DIVERSIFIED FINANCIALS	0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
1,296	†,m	Forest Laboratories, Inc CVR	1,231
1,988	†,m	Omthera Pharmaceuticals, Inc CVR	1,193
4,598	m	Tobira Therapeutics, Inc	276
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	2,700

		TOTAL RIGHTS / WARRANTS	2,700
		(Cost $276)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 1.2%

GOVERNMENT AGENCY DEBT - 0.0%
$5,700,000		Federal Home Loan Bank (FHLB)	2.050%	11/01/18	5,700,000
		TOTAL GOVERNMENT AGENCY DEBT			5,700,000

TREASURY DEBT - 0.2%
8,250,000		United States Treasury Bill	2.101	11/01/18	8,250,000
11,050,000		United States Treasury Bill	2.116	11/08/18	11,045,485
10,850,000		United States Treasury Bill	2.147	11/15/18	10,841,075
		TOTAL TREASURY DEBT			30,136,560

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.0%
168,530,866	c	State Street Navigator Securities Lending Government Money Market Portfolio			168,530,866
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			168,530,866

		TOTAL SHORT-TERM INVESTMENTS			204,367,426
		(Cost $204,367,270)
		TOTAL INVESTMENTS - 100.9%			17,778,930,401
		(Cost $11,621,687,883)
		OTHER ASSETS & LIABILITIES, NET - (0.9)%			(154,137,397)
		NET ASSETS - 100.0%			$17,624,793,004

Abbreviation(s):
CVR Contingent Value Right
REIT Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
200

TIAA-CREF FUNDS - Equity Index Fund

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $164,361,165.
m	Indicates a security that has been deemed illiquid.

Futures contracts outstanding as of October 31, 2018 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
Russell 2000 E Mini Index	57	12/21/18	$4,309,099	$4,308,915	$(184)
S&P 500 E Mini Index	236	12/21/18	32,002,144	31,990,980	(11,164)
S&P Mid-Cap 400 E Mini Index	24	12/21/18	4,393,957	4,379,520	(14,437)
Total	317		$40,705,200	$40,679,415	$(25,785)
201

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

TIAA-CREF FUNDS

LARGE-CAP GROWTH INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.9%

AUTOMOBILES & COMPONENTS - 0.6%
110,615		Delphi Automotive plc	$8,495,232
22,243	*	Garrett Motion, Inc	337,426
86,877		Gentex Corp	1,828,761
3,219		Lear Corp	427,805
65,808	*	Tesla, Inc	22,198,355
21,458		Thor Industries, Inc	1,494,335
8,636	*	Visteon Corp	682,589
		TOTAL AUTOMOBILES & COMPONENTS	35,464,503

BANKS - 0.2%
2,982		BOK Financial Corp	255,647
4,603		Comerica, Inc	375,421
6,531		East West Bancorp, Inc	342,486
17,938		Pinnacle Financial Partners, Inc	938,157
17,311		Signature Bank	1,902,479
19,271	*	SVB Financial Group	4,571,659
4,230		Synovus Financial Corp	158,879
14,579	*	Texas Capital Bancshares, Inc	950,988
27,421	*	Western Alliance Bancorp	1,322,789
		TOTAL BANKS	10,818,505

CAPITAL GOODS - 8.0%
230,626		3M Co	43,878,903
66,394		A.O. Smith Corp	3,022,919
7,550		Air Lease Corp	287,655
38,563		Allegion plc	3,306,006
59,356		Allison Transmission Holdings, Inc	2,616,412
20,302		Ametek, Inc	1,361,858
21,885	*	Armstrong World Industries, Inc	1,351,399
262,554		Boeing Co	93,169,913
49,235		BWX Technologies, Inc	2,878,278
258,554		Caterpillar, Inc	31,367,771
26,812		Cummins, Inc	3,664,932
1,587		Curtiss-Wright Corp	173,713
156,554		Deere & Co	21,203,674
59,848		Donaldson Co, Inc	3,069,005
214,272		Emerson Electric Co	14,544,783
15,000		Equifax, Inc	1,521,600
136,453		Fastenal Co	7,015,049
134,533		Fortive Corp	9,989,075
31,504		Fortune Brands Home & Security, Inc	1,412,324
16,188	*	Gardner Denver Holdings, Inc	438,047
55,948		General Dynamics Corp	9,655,506
80,547		Graco, Inc	3,272,625
202

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

57,282		Harris Corp	$8,518,406
25,672	*	HD Supply Holdings, Inc	964,497
19,684		HEICO Corp	1,650,110
38,247		HEICO Corp (Class A)	2,549,545
8,727		Hexcel Corp	510,704
224,959		Honeywell International, Inc	32,578,562
18,637		Hubbell, Inc	1,895,383
18,087		Huntington Ingalls	3,951,648
34,628		IDEX Corp	4,391,523
159,892		Illinois Tool Works, Inc	20,397,422
63,964		Ingersoll-Rand plc	6,136,706
16,265		Lennox International, Inc	3,430,126
29,136		Lincoln Electric Holdings, Inc	2,357,394
109,611		Lockheed Martin Corp	32,209,192
97,880		Masco Corp	2,936,400
16,185	*	Middleby Corp	1,817,576
10,031		MSC Industrial Direct Co (Class A)	813,113
27,168		Nordson Corp	3,332,699
77,420		Northrop Grumman Corp	20,280,169
11,056		Parker-Hannifin Corp	1,676,421
21,023	*	Quanta Services, Inc	655,918
137,728		Raytheon Co	24,107,909
37,493	*	Resideo Technologies, Inc	789,231
58,838		Rockwell Automation, Inc	9,692,384
11,534		Rockwell Collins, Inc	1,476,583
8,728		Roper Industries, Inc	2,469,151
42,702	*	Sensata Technologies Holding plc	2,002,724
54,129		Spirit Aerosystems Holdings, Inc (Class A)	4,547,377
19,820		Textron, Inc	1,062,947
48,626		Toro Co	2,739,103
23,509	*	TransDigm Group, Inc	7,763,847
39,891	*	United Rentals, Inc	4,789,712
8,000	*	Univar, Inc	196,960
21,963		W.W. Grainger, Inc	6,236,833
26,373	*	WABCO Holdings, Inc	2,833,779
14,317	e	Wabtec Corp	1,174,280
11,850		Watsco, Inc	1,755,933
65,714	*	Welbilt, Inc	1,230,166
49,064		Xylem, Inc	3,217,617
		TOTAL CAPITAL GOODS	490,341,497

COMMERCIAL & PROFESSIONAL SERVICES - 1.0%
42,077		Cintas Corp	7,652,544
96,784	*	Copart, Inc	4,733,705
16,998	*	CoStar Group, Inc	6,143,417
8,594		Dun & Bradstreet Corp	1,222,754
59,248		KAR Auction Services, Inc	3,373,581
6,617		Republic Services, Inc	480,924
58,341		Robert Half International, Inc	3,531,381
47,380		Rollins, Inc	2,804,896
89,855		TransUnion	5,907,966
77,203	*	Verisk Analytics, Inc	9,252,008
176,362		Waste Management, Inc	15,779,108
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	60,882,284
203

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

CONSUMER DURABLES & APPAREL - 1.5%
3,893		Brunswick Corp	$202,397
21,676		Carter’s, Inc	2,080,462
1,756		Columbia Sportswear Co	158,532
98,375		DR Horton, Inc	3,537,565
176,931		Hanesbrands, Inc	3,036,136
45,110		Hasbro, Inc	4,137,038
3,876		Lennar Corp (B Shares)	138,645
70,274		Lennar Corp (Class A)	3,020,377
46,816	*	Lululemon Athletica, Inc	6,588,416
40,968	*,e	Mattel, Inc	556,345
35,612	*	Michael Kors Holdings Ltd	1,973,261
608,194		Nike, Inc (Class B)	45,638,878
1,582	*	NVR, Inc	3,542,145
28,925		Polaris Industries, Inc	2,573,747
41,055		Pulte Homes, Inc	1,008,721
30,946	*	Skechers U.S.A., Inc (Class A)	884,127
26,287		Tapestry, Inc	1,112,203
21,448	*	Tempur Sealy International, Inc	991,112
35,334		Toll Brothers, Inc	1,189,342
71,506	*	Under Armour, Inc	1,417,964
69,480	*	Under Armour, Inc (Class A)	1,536,203
120,688		VF Corp	10,002,621
		TOTAL CONSUMER DURABLES & APPAREL	95,326,237

CONSUMER SERVICES - 2.2%
24,055	*	Bright Horizons Family Solutions	2,764,160
12,019	*	Chipotle Mexican Grill, Inc (Class A)	5,532,706
16,508		Choice Hotels International, Inc	1,211,687
30,542		Darden Restaurants, Inc	3,254,250
20,286		Domino’s Pizza, Inc	5,452,674
41,680		Dunkin Brands Group, Inc	3,024,301
55,072		Extended Stay America, Inc	896,572
32,654	*	frontdoor, Inc	1,111,869
23,431	*	Grand Canyon Education, Inc	2,921,846
21,049		H&R Block, Inc	558,640
44,767	*	Hilton Grand Vacations, Inc	1,202,889
132,370		Hilton Worldwide Holdings, Inc	9,420,773
2,553		International Game Technology plc	47,358
103,365		Las Vegas Sands Corp	5,274,716
139,241		Marriott International, Inc (Class A)	16,275,881
72,930		McDonald’s Corp	12,901,317
22,905		MGM Resorts International	611,105
38,462		Service Corp International	1,595,019
65,308	*	ServiceMaster Global Holdings, Inc	2,800,407
36,034		Six Flags Entertainment Corp	1,940,791
634,414		Starbucks Corp	36,967,304
19,214		Vail Resorts, Inc	4,828,863
91,003		Wendy’s	1,568,892
46,009		Wyndham Hotels & Resorts, Inc	2,267,784
204

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

46,309		Wyndham Worldwide Corp	$1,661,567
50,272		Wynn Resorts Ltd	5,057,363
14,400		Yum China Holdings, Inc	519,552
45,574		Yum! Brands, Inc	4,120,345
		TOTAL CONSUMER SERVICES	135,790,631

DIVERSIFIED FINANCIALS - 2.9%
235,397		American Express Co	24,182,334
10,843		Ameriprise Financial, Inc	1,379,663
17,282		Capital One Financial Corp	1,543,283
50,306		CBOE Holdings, Inc	5,677,032
580,653		Charles Schwab Corp	26,849,395
14,171		CME Group, Inc	2,596,694
5,256	*	Credit Acceptance Corp	2,230,752
76,390		Discover Financial Services	5,322,091
27,659	*	E*TRADE Financial Corp	1,366,908
56,387		Eaton Vance Corp	2,540,234
18,590		Evercore Partners, Inc (Class A)	1,518,617
18,514		Factset Research Systems, Inc	4,142,693
31,664		Interactive Brokers Group, Inc (Class A)	1,564,518
143,284		IntercontinentalExchange Group, Inc	11,038,599
35,484		iShares Russell 1000 Growth Index Fund	5,041,567
53,683		Lazard Ltd (Class A)	2,133,362
40,897		LPL Financial Holdings, Inc	2,519,255
17,766		MarketAxess Holdings, Inc	3,724,997
80,595		Moody’s Corp	11,724,961
9,202		Morningstar, Inc	1,148,410
41,632		MSCI, Inc (Class A)	6,260,620
28,914		Northern Trust Corp	2,719,940
2,509	*	OneMain Holdings, Inc	71,557
17,927		Raymond James Financial, Inc	1,374,822
121,743		S&P Global, Inc	22,196,184
6,899		Santander Consumer USA Holdings, Inc	129,356
64,918		SEI Investments Co	3,469,867
10,576		State Street Corp	727,100
128,132		Synchrony Financial	3,700,452
105,072		T Rowe Price Group, Inc	10,190,933
136,653		TD Ameritrade Holding Corp	7,067,693
25,188		Virtu Financial, Inc	597,459
4,389		Voya Financial, Inc	192,063
		TOTAL DIVERSIFIED FINANCIALS	176,943,411

ENERGY - 0.9%
82,146		Anadarko Petroleum Corp	4,370,167
69,404	*	Antero Resources Corp	1,102,830
12,320		Apache Corp	466,066
160,747		Cabot Oil & Gas Corp	3,894,900
76,354	*	Cheniere Energy, Inc	4,612,545
7,366		Cimarex Energy Co	585,376
11,754	*	Concho Resources, Inc	1,634,864
19,748	*	Continental Resources, Inc	1,040,325
11,882		Diamondback Energy, Inc	1,335,061
205

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

30,281		EOG Resources, Inc	$3,189,800
422,017		Halliburton Co	14,635,550
21,212	*	Kosmos Energy LLC	137,666
40,150	*	Newfield Exploration Co	811,030
80,659		Oneok, Inc	5,291,230
89,675	*	Parsley Energy, Inc	2,100,188
44,374		Pioneer Natural Resources Co	6,534,959
22,285	e	RPC, Inc	331,601
		TOTAL ENERGY	52,074,158

FOOD & STAPLES RETAILING - 0.3%
66,431	*	Sprouts Farmers Market, Inc	1,786,330
228,922		Sysco Corp	16,329,006
5,883	*	US Foods Holding Corp	171,607
		TOTAL FOOD & STAPLES RETAILING	18,286,943

FOOD, BEVERAGE & TOBACCO - 4.8%
915,780		Altria Group, Inc	59,562,331
25,439		Brown-Forman Corp	1,179,606
137,561		Brown-Forman Corp (Class B)	6,374,577
61,421	e	Campbell Soup Co	2,297,760
1,439,792		Coca-Cola Co	68,937,241
75,512		Constellation Brands, Inc (Class A)	15,044,256
211,800		Costco Wholesale Corp	48,423,834
14,009		General Mills, Inc	613,594
60,637		Hershey Co	6,497,255
60,332		Kellogg Co	3,950,539
91,370		Keurig Dr Pepper, Inc	2,375,620
3,264		McCormick & Co, Inc	470,016
194,644	*	Monster Beverage Corp	10,286,935
608,120		PepsiCo, Inc	68,340,526
17,513	*	Post Holdings, Inc	1,548,499
		TOTAL FOOD, BEVERAGE & TOBACCO	295,902,589

HEALTH CARE EQUIPMENT & SERVICES - 6.2%
20,509	*	Abiomed, Inc	6,997,671
56,576		Aetna Inc	11,224,679
38,277	*	Align Technology, Inc	8,466,872
76,288		AmerisourceBergen Corp	6,713,344
19,506	*	athenahealth, Inc	2,487,795
28,596		Baxter International, Inc	1,787,536
11,934		Becton Dickinson & Co	2,750,787
513,298	*	Boston Scientific Corp	18,550,590
19,202		Cantel Medical Corp	1,519,838
86,875	*	Centene Corp	11,321,550
68,710	*	Cerner Corp	3,935,709
7,801		Chemed Corp	2,374,078
45,514		Cigna Corp	9,731,348
3,561		Cooper Cos, Inc	919,842
32,629	*	DaVita, Inc	2,197,237
41,603	*	DexCom, Inc	5,523,630
206

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

101,134	*	Edwards Lifesciences Corp	$14,927,378
47,201		Encompass Health Corp	3,176,627
21,339	*	Express Scripts Holding Co	2,069,243
95,609		HCA Holdings, Inc	12,766,670
10,436	*	Henry Schein, Inc	866,188
19,864		Hill-Rom Holdings, Inc	1,670,165
62,816		Humana, Inc	20,126,875
7,216	*	ICU Medical, Inc	1,838,132
41,183	*	IDEXX Laboratories, Inc	8,735,738
28,949	*	Insulet Corp	2,553,591
25,949	*	Integra LifeSciences Holdings Corp	1,390,088
54,354	*	Intuitive Surgical, Inc	28,328,218
2,787	*	Laboratory Corp of America Holdings	447,453
22,456	*	Masimo Corp	2,595,914
11,840		McKesson Corp	1,477,158
25,561	*	Molina Healthcare, Inc	3,240,368
15,474	*	Penumbra, Inc	2,104,464
12,055	*	Premier, Inc	542,475
68,238		Resmed, Inc	7,227,769
165,052		Stryker Corp	26,774,735
4,029		Teleflex, Inc	969,942
463,373		UnitedHealth Group, Inc	121,102,533
44,049	*	Varian Medical Systems, Inc	5,258,129
57,338	*	Veeva Systems, Inc	5,237,826
22,480	*	WellCare Health Plans, Inc	6,204,255
7,818		West Pharmaceutical Services, Inc	828,083
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	378,962,523

HOUSEHOLD & PERSONAL PRODUCTS - 0.8%
99,359		Church & Dwight Co, Inc	5,898,944
53,614		Clorox Co	7,958,998
75,769		Colgate-Palmolive Co	4,512,044
15,696		Energizer Holdings, Inc	922,454
105,137		Estee Lauder Cos (Class A)	14,450,029
9,566	*	Herbalife Ltd	509,485
146,226		Kimberly-Clark Corp	15,251,372
8,330		Nu Skin Enterprises, Inc (Class A)	584,933
10,457		Spectrum Brands Holdings, Inc	679,182
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	50,767,441

INSURANCE - 1.4%
783		Alleghany Corp	470,332
59,987		American International Group, Inc	2,476,863
118,246		Aon plc	18,467,660
28,628	*	Arch Capital Group Ltd	812,176
7,540		Axis Capital Holdings Ltd	420,657
118,341	*	Berkshire Hathaway, Inc (Class B)	24,293,041
6,060		Brown & Brown, Inc	170,771
8,884		Erie Indemnity Co (Class A)	1,152,166
8,266		Everest Re Group Ltd	1,800,831
550	*	Markel Corp	601,282
114,534		Marsh & McLennan Cos, Inc	9,706,757
207

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

280,720		Progressive Corp	$19,566,184
2,693		RenaissanceRe Holdings Ltd	328,977
24,394		Travelers Cos, Inc	3,052,421
		TOTAL INSURANCE	83,320,118

MATERIALS - 1.8%
42,374		Avery Dennison Corp	3,844,169
39,797	*	Axalta Coating Systems Ltd	982,190
34,562	*	Berry Plastics Group, Inc	1,507,594
41,493		Celanese Corp (Series A)	4,022,331
84,560		Chemours Co	2,791,326
59,833	*	Crown Holdings, Inc	2,530,338
20,588		Eagle Materials, Inc	1,520,218
55,644		Ecolab, Inc	8,521,879
25,263		FMC Corp	1,972,535
24,340		Graphic Packaging Holding Co	267,983
23,122		International Flavors & Fragrances, Inc	3,344,829
21,673		International Paper Co	983,087
163,968	*	Linde plc	27,131,785
74,328		LyondellBasell Industries AF S.C.A	6,635,261
27,615		Martin Marietta Materials, Inc	4,729,897
3,735		NewMarket Corp	1,441,561
44,620		Packaging Corp of America	4,096,562
64,772	*	Platform Specialty Products Corp	700,833
7,506		PPG Industries, Inc	788,806
12,734		Royal Gold, Inc	975,806
12,338		RPM International, Inc	754,715
9,154		Scotts Miracle-Gro Co (Class A)	610,938
44,581		Sealed Air Corp	1,442,641
40,208		Sherwin-Williams Co	15,820,642
17,623		Silgan Holdings, Inc	423,481
42,717		Southern Copper Corp (NY)	1,637,770
16,974		Steel Dynamics, Inc	672,170
59,116		Vulcan Materials Co	5,978,992
15,546		Westlake Chemical Corp	1,108,430
22,866		WR Grace and Co	1,481,488
		TOTAL MATERIALS	108,720,257

MEDIA & ENTERTAINMENT - 11.8%
363,860		Activision Blizzard, Inc	25,124,533
144,797	*	Alphabet, Inc (Class A)	157,912,712
147,594	*	Alphabet, Inc (Class C)	158,924,792
22,235	*	AMC Networks, Inc	1,302,526
2,023		Cable One, Inc	1,812,082
159,505		CBS Corp (Class B)	9,147,612
59,052	*	Charter Communications, Inc	18,918,489
145,938	*	Electronic Arts, Inc	13,277,439
1,151,902	*	Facebook, Inc	174,847,205
36,225	*	IAC/InterActiveCorp	7,121,473
18,139		Interpublic Group of Cos, Inc	420,099
1,663	e	Lions Gate Entertainment Corp (Class A)	31,863
208

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

3,246	e	Lions Gate Entertainment Corp (Class B)	$57,746
67,499	*	Live Nation, Inc	3,530,198
1,258	*	Madison Square Garden Co	347,988
23,905	*,e	Match Group, Inc	1,236,367
201,745	*	NetFlix, Inc	60,882,606
71,786		Omnicom Group, Inc	5,335,136
604,695	e	Sirius XM Holdings, Inc	3,640,264
32,168	*	Take-Two Interactive Software, Inc	4,145,490
52,052	*	TripAdvisor, Inc	2,713,991
346,367	*	Twitter, Inc	12,036,253
517,399		Walt Disney Co	59,412,927
20,676	*	Zillow Group, Inc	834,690
41,760	*	Zillow Group, Inc (Class C)	1,681,258
		TOTAL MEDIA & ENTERTAINMENT	724,695,739

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.4%
733,684		AbbVie, Inc	57,117,299
21,889	*	Agios Pharmaceuticals, Inc	1,380,320
85,999	*	Alexion Pharmaceuticals, Inc	9,637,908
75,947	*	Alkermes plc	3,100,916
38,192	*	Alnylam Pharmaceuticals, Inc	3,071,783
295,158		Amgen, Inc	56,903,511
92,268	*	Biogen Idec, Inc	28,074,384
85,532	*	BioMarin Pharmaceutical, Inc	7,883,485
18,313		Bio-Techne Corp	3,071,456
18,566	*	Bluebird Bio, Inc	2,129,520
420,715		Bristol-Myers Squibb Co	21,262,936
21,477		Bruker BioSciences Corp	672,874
18,892	*	Catalent, Inc	762,103
338,299	*	Celgene Corp	24,222,208
15,688	*	Charles River Laboratories International, Inc	1,911,112
283,470		Eli Lilly & Co	30,739,487
58,412	*	Exact Sciences Corp	4,150,173
148,539	*	Exelixis, Inc	2,060,236
465,017		Gilead Sciences, Inc	31,704,859
71,011	*	Illumina, Inc	22,095,073
83,992	*	Incyte Corp	5,444,362
62,058	*	Ionis Pharmaceuticals, Inc	3,074,974
26,131	*	Jazz Pharmaceuticals plc	4,150,125
234,778		Johnson & Johnson	32,866,572
11,800	*	Mettler-Toledo International, Inc	6,452,476
75,732	*	Nektar Therapeutics	2,929,314
42,865	*	Neurocrine Biosciences, Inc	4,592,985
26,585	*	PRA Health Sciences, Inc	2,575,289
38,384	*	Regeneron Pharmaceuticals, Inc	13,021,388
22,021	*	Sage Therapeutics, Inc	2,833,662
31,266	*	Sarepta Therapeutics, Inc	4,182,140
86,419		Schering-Plough Corp	6,361,303
52,080	*	Seattle Genetics, Inc	2,923,250
23,423	*,e	TESARO, Inc	676,456
11,781		Thermo Fisher Scientific, Inc	2,752,631
123,336	*	Vertex Pharmaceuticals, Inc	20,900,519
34,788	*	Waters Corp	6,598,936
209

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

234,116		Zoetis, Inc	$21,105,557
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	455,393,582

REAL ESTATE - 2.2%
3,724		Alexandria Real Estate Equities, Inc	455,185
211,764		American Tower Corp	32,994,949
73,970	*	CBRE Group, Inc	2,980,251
42,769		Colony Capital, Inc	251,054
16,965		Coresite Realty	1,592,335
149,881		Crown Castle International Corp	16,298,060
38,110		Equinix, Inc	14,433,781
41,065		Equity Lifestyle Properties, Inc	3,888,445
51,239		Extra Space Storage, Inc	4,614,584
37,700		Gaming and Leisure Properties, Inc	1,270,113
7,275	*	Howard Hughes Corp	811,308
11,502		Hudson Pacific Properties	348,511
37,503		Lamar Advertising Co	2,749,720
1,188		Life Storage, Inc	111,862
7,527		Omega Healthcare Investors, Inc	251,026
71,557		Public Storage, Inc	14,702,817
54,954	*	SBA Communications Corp	8,911,890
136,802		Simon Property Group, Inc	25,105,903
30,825		Taubman Centers, Inc	1,695,683
		TOTAL REAL ESTATE	133,467,477

RETAILING - 10.4%
9,984		Advance Auto Parts, Inc	1,595,044
196,982	*	Amazon.com, Inc	314,779,206
11,052	*	AutoZone, Inc	8,106,311
31,120		Best Buy Co, Inc	2,183,379
22,933	*	Booking Holdings, Inc	42,989,743
31,776	*	Burlington Stores, Inc	5,449,266
52,476	*	CarMax, Inc	3,563,645
129,762		Dollar General Corp	14,452,892
18,480	*	Dollar Tree, Inc	1,557,864
100,164	*	eBay, Inc	2,907,761
58,478		Expedia, Inc	7,334,896
23,461	*	Floor & Decor Holdings, Inc	600,132
11,296		Gap, Inc	308,381
42,942	*	GrubHub, Inc	3,982,441
558,798		Home Depot, Inc	98,281,392
26,043		L Brands, Inc	844,314
24,395	*	LKQ Corp	665,252
395,805		Lowe’s Companies, Inc	37,688,552
7,904	*,e	Michaels Cos, Inc	125,278
58,949		Nordstrom, Inc	3,877,076
38,256	*	O’Reilly Automotive, Inc	12,270,612
19,479		Pool Corp	2,839,064
179,011		Ross Stores, Inc	17,722,089
10,025		Tiffany & Co	1,115,783
302,598		TJX Companies, Inc	33,249,468
210

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

59,033		Tractor Supply Co	$5,424,542
27,311	*	Ulta Beauty, Inc	7,497,416
34,174	*	Urban Outfitters, Inc	1,348,506
27,167	*,e	Wayfair, Inc	2,996,248
10,251	e	Williams-Sonoma, Inc	608,704
		TOTAL RETAILING	636,365,257

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.9%
443,421	*	Advanced Micro Devices, Inc	8,074,696
29,088		Analog Devices, Inc	2,434,957
481,622		Applied Materials, Inc	15,835,731
125,470		Broadcom, Inc	28,041,290
114,432		Cypress Semiconductor Corp	1,480,750
73,913		Kla-Tencor Corp	6,765,996
76,933		Lam Research Corp	10,903,714
68,458		Marvell Technology Group Ltd	1,123,396
132,168		Maxim Integrated Products, Inc	6,611,043
110,887	e	Microchip Technology, Inc	7,294,147
439,093	*	Micron Technology, Inc	16,562,588
26,673		MKS Instruments, Inc	1,965,533
18,827		Monolithic Power Systems, Inc	2,223,845
282,013		NVIDIA Corp	59,456,801
12,749		NXP Semiconductors NV	956,048
196,050	*	ON Semiconductor Corp	3,332,850
61,203		Skyworks Solutions, Inc	5,309,972
14,159		Teradyne, Inc	487,778
475,117		Texas Instruments, Inc	44,105,111
21,416	e	Universal Display Corp	2,634,382
55,844		Versum Materials, Inc	1,762,437
122,566		Xilinx, Inc	10,463,460
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	237,826,525

SOFTWARE & SERVICES - 19.3%
27,725	*	2U, Inc	1,744,180
312,210		Accenture plc	49,210,540
238,443	*	Adobe, Inc	58,599,752
74,582	*	Akamai Technologies, Inc	5,388,549
23,145		Alliance Data Systems Corp	4,772,036
40,852	*	Ansys, Inc	6,109,417
33,049	*	Aspen Technology, Inc	2,805,530
44,756	*	Atlassian Corp plc	3,397,428
89,316	*	Autodesk, Inc	11,544,093
214,166		Automatic Data Processing, Inc	30,857,037
69,448	*	Black Knight, Inc	3,386,979
62,253		Booz Allen Hamilton Holding Co	3,084,014
55,772		Broadridge Financial Solutions, Inc	6,521,978
132,559	*	Cadence Design Systems, Inc	5,908,155
60,954		CDK Global, Inc	3,489,007
10,928	*,e	Ceridian HCM Holding, Inc	414,936
65,788	*	Citrix Systems, Inc	6,741,296
253,383		Cognizant Technology Solutions Corp (Class A)	17,491,028
8,667	*	Dell Technologies, Inc-VMware Inc	783,410
211

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

15,464	*,e	DocuSign, Inc	$648,560
25,055	*	EPAM Systems, Inc	2,993,321
11,461	*	Euronet Worldwide, Inc	1,274,234
13,593	*	Fair Isaac Corp	2,619,507
12,983		Fidelity National Information Services, Inc	1,351,530
57,890	*	FireEye, Inc	1,070,386
25,355	*	First American Corp	1,029,920
261,472	*	First Data Corp	4,899,985
194,565	*	Fiserv, Inc	15,429,005
42,813	*	FleetCor Technologies, Inc	8,563,884
67,969	*	Fortinet, Inc	5,585,692
42,313	*	Gartner, Inc	6,242,014
24,099		Genpact Ltd	660,554
75,376		Global Payments, Inc	8,610,200
77,746	*	GoDaddy, Inc	5,688,675
39,119	*	Guidewire Software, Inc	3,480,417
320,152		International Business Machines Corp	36,955,145
118,016		Intuit, Inc	24,901,376
36,458		Jack Henry & Associates, Inc	5,462,502
15,726		LogMeIn, Inc	1,354,323
33,628	*	Manhattan Associates, Inc	1,605,401
445,912		MasterCard, Inc (Class A)	88,143,425
3,478,963		Microsoft Corp	371,588,038
51,943	*	Nutanix, Inc	2,156,154
42,355	*	Okta, Inc	2,471,838
133,077		Oracle Corp	6,499,481
155,294		Paychex, Inc	10,170,204
24,209	*	Paycom Software, Inc	3,030,967
576,160	*	PayPal Holdings, Inc	48,506,911
17,413		Pegasystems, Inc	931,944
9,007	*,e	Pluralsight, Inc	201,847
23,276	*	Proofpoint, Inc	2,116,952
56,904	*	PTC, Inc	4,689,459
32,493	*	RealPage, Inc	1,722,129
85,850	*	Red Hat, Inc	14,735,294
32,933	*	RingCentral, Inc	2,559,882
96,108		Sabre Corp	2,369,062
342,499	*	salesforce.com, Inc	47,004,563
84,262	*	ServiceNow, Inc	15,254,792
70,264	*	Splunk, Inc	7,015,158
137,405	*	Square, Inc	10,092,397
92,503		SS&C Technologies Holdings, Inc	4,732,453
25,270	e	Switch, Inc	224,145
7,074	*	Synopsys, Inc	633,335
33,184	*	Tableau Software, Inc	3,540,069
39,659	*	Teradata Corp	1,443,588
87,365		Total System Services, Inc	7,963,320
35,504	*	Twilio, Inc	2,670,611
17,428	*	Tyler Technologies, Inc	3,688,810
14,420	*	Ultimate Software Group, Inc	3,844,805
50,989	*	VeriSign, Inc	7,267,972
867,853		Visa, Inc (Class A)	119,633,536
212

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

34,100	*	VMware, Inc (Class A)	$4,821,399
58,882		Western Union Co	1,062,231
20,090	*	WEX, Inc	3,535,036
69,728	*	Workday, Inc	9,275,219
12,038	*	Worldpay, Inc	1,105,570
49,449	*	Zendesk, Inc	2,718,212
		TOTAL SOFTWARE & SERVICES	1,182,096,804

TECHNOLOGY HARDWARE & EQUIPMENT - 9.5%
142,827		Amphenol Corp (Class A)	12,783,017
2,341,906		Apple, Inc	512,549,547
27,609	*	Arista Networks, Inc	6,359,733
72,625		CDW Corp	6,536,976
80,094		Cognex Corp	3,431,227
8,212	*	Coherent, Inc	1,011,226
29,326	*	F5 Networks, Inc	5,140,261
5,601		Flir Systems, Inc	259,382
16,685	*	IPG Photonics Corp	2,228,282
9,267		Littelfuse, Inc	1,678,810
8,483		Motorola, Inc	1,039,676
43,117		National Instruments Corp	2,111,440
44,885	*	NCR Corp	1,205,162
126,606		NetApp, Inc	9,937,305
43,563	*	Palo Alto Networks, Inc	7,973,772
83,527	*	Pure Storage, Inc	1,685,575
8,904	e	Ubiquiti Networks, Inc	828,873
25,574	*	Zebra Technologies Corp (Class A)	4,252,956
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	581,013,220

TELECOMMUNICATION SERVICES - 0.1%
95,926	*	T-Mobile US, Inc	6,575,727
96,020	*	Zayo Group Holdings, Inc	2,869,078
		TOTAL TELECOMMUNICATION SERVICES	9,444,805

TRANSPORTATION - 2.7%
65,618		CH Robinson Worldwide, Inc	5,841,971
186,241		CSX Corp	12,824,555
78,406		Delta Air Lines, Inc	4,291,160
85,485		Expeditors International of Washington, Inc	5,742,882
119,491		FedEx Corp	26,328,647
5,812	*	Genesee & Wyoming, Inc (Class A)	460,485
41,869		JB Hunt Transport Services, Inc	4,631,130
19,858		Landstar System, Inc	1,987,587
31,768		Old Dominion Freight Line	4,143,183
3,603		Schneider National, Inc	78,798
181,782		Southwest Airlines Co	8,925,496
329,485		Union Pacific Corp	48,177,297
333,650		United Parcel Service, Inc (Class B)	35,547,071
61,438	*	XPO Logistics, Inc	5,491,328
		TOTAL TRANSPORTATION	164,471,590

		TOTAL COMMON STOCKS	6,118,376,096
		(Cost $4,034,340,833)
213

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

SHORT-TERM INVESTMENTS - 0.4%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.4%
22,330,287	c	State Street Navigator Securities Lending Government Money Market Portfolio	$22,330,287
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	22,330,287

		TOTAL SHORT-TERM INVESTMENTS	22,330,287
		(Cost $22,330,287)
		TOTAL INVESTMENTS - 100.3%	6,140,706,383
		(Cost $4,056,671,120)
		OTHER ASSETS & LIABILITIES, NET - (0.3)%	(18,606,106)
		NET ASSETS - 100.0%	$6,122,100,277

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $22,427,084.
214

TIAA-CREF FUNDS - Large-Cap Value Index Fund

TIAA-CREF FUNDS

LARGE-CAP VALUE INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.9%

AUTOMOBILES & COMPONENTS - 0.9%
46,962	e	Adient plc	$1,428,584
101,510		BorgWarner, Inc	4,000,509
16,655		Delphi Automotive plc	1,279,104
1,897,280		Ford Motor Co	18,119,024
13,860	*	Garrett Motion, Inc	210,256
639,811		General Motors Co	23,410,684
41,963		Gentex Corp	883,321
123,133		Goodyear Tire & Rubber Co	2,593,181
79,398		Harley-Davidson, Inc	3,034,592
28,254		Lear Corp	3,754,957
4,162		Thor Industries, Inc	289,842
5,177	*	Visteon Corp	409,190
		TOTAL AUTOMOBILES & COMPONENTS	59,413,244

BANKS - 11.5%
82,263		Associated Banc-Corp	1,906,856
4,565,431		Bank of America Corp	125,549,353
19,862		Bank of Hawaii Corp	1,557,975
57,822		Bank OZK	1,582,010
49,554		BankUnited	1,640,237
379,273		BB&T Corp	18,645,061
13,031		BOK Financial Corp	1,117,148
60,585		CIT Group, Inc	2,870,517
1,234,509		Citigroup, Inc	80,810,959
236,011		Citizens Financial Group, Inc	8,815,011
78,995		Comerica, Inc	6,442,832
47,176		Commerce Bancshares, Inc	3,000,394
28,105		Cullen/Frost Bankers, Inc	2,752,042
66,761		East West Bancorp, Inc	3,500,947
332,744		Fifth Third Bancorp	8,980,760
3,766		First Citizens Bancshares, Inc (Class A)	1,606,689
57,611		First Hawaiian, Inc	1,427,601
155,445		First Horizon National Corp	2,508,882
78,201		First Republic Bank	7,115,509
153,851		FNB Corp	1,820,057
534,592		Huntington Bancshares, Inc	7,660,703
1,640,036		JPMorgan Chase & Co	178,796,725
511,989		Keycorp	9,297,720
71,242		M&T Bank Corp	11,784,139
227,003		New York Community Bancorp, Inc	2,174,689
59,716		PacWest Bancorp	2,425,664
168,630		People’s United Financial, Inc	2,640,746
20,289		Pinnacle Financial Partners, Inc	1,061,115
229,326		PNC Financial Services Group, Inc	29,466,098
49,447		Popular, Inc	2,571,738

215

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

33,227		Prosperity Bancshares, Inc	$2,160,752
544,413		Regions Financial Corp	9,238,689
9,619		Signature Bank	1,057,128
106,213		Sterling Bancorp/DE	1,909,710
227,058		SunTrust Banks, Inc	14,227,454
6,421	*	SVB Financial Group	1,523,254
51,495		Synovus Financial Corp	1,934,152
78,542		TCF Financial Corp	1,639,957
8,628	*	Texas Capital Bancshares, Inc	562,804
28,690		TFS Financial Corp	422,030
104,464		Umpqua Holdings Corp	2,005,709
750,008		US Bancorp	39,202,918
43,546		Webster Financial Corp	2,562,247
2,128,718		Wells Fargo & Co	113,311,659
18,588	*	Western Alliance Bancorp	896,685
26,591		Wintrust Financial Corp	2,024,639
92,728		Zions Bancorporation	4,362,852
		TOTAL BANKS	730,572,816

CAPITAL GOODS - 5.5%
46,386		3M Co	8,825,400
19,390		Acuity Brands, Inc	2,436,160
79,872	*	Aecom Technology Corp	2,327,470
32,513		AGCO Corp	1,822,029
44,459		Air Lease Corp	1,693,888
7,782		Allegion plc	667,151
90,544		Ametek, Inc	6,073,692
216,159		Arconic, Inc	4,394,512
28,393		Carlisle Cos, Inc	2,742,480
22,445		Caterpillar, Inc	2,723,027
47,045	*	Colfax Corp	1,318,671
24,045		Crane Co	2,092,877
47,944		Cummins, Inc	6,553,465
19,318		Curtiss-Wright Corp	2,114,548
4,556		Donaldson Co, Inc	233,632
73,482		Dover Corp	6,087,249
213,052		Eaton Corp	15,269,437
89,181		Emerson Electric Co	6,053,606
42,862		Equifax, Inc	4,347,921
62,361		Flowserve Corp	2,862,370
66,854		Fluor Corp	2,932,216
13,234		Fortive Corp	982,625
40,547		Fortune Brands Home & Security, Inc	1,817,722
33,995	*	Gardner Denver Holdings, Inc	919,905
21,166	*	Gates Industrial Corp plc	318,548
68,928		General Dynamics Corp	11,895,594
4,208,587		General Electric Co	42,506,729
29,100		GrafTech International Ltd	520,308
61,972	*	HD Supply Holdings, Inc	2,328,288
33,603		Hexcel Corp	1,966,448
138,601		Honeywell International, Inc	20,072,197
8,409		Hubbell, Inc	855,195
2,997		Huntington Ingalls	654,785
216

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

2,553		IDEX Corp	$323,771
56,172		Ingersoll-Rand plc	5,389,142
43,225		ITT, Inc	2,182,863
63,254		Jacobs Engineering Group, Inc	4,749,743
451,050		Johnson Controls International plc	14,420,068
38,256		L3 Technologies, Inc	7,248,364
1,449		Lennox International, Inc	305,580
10,917		Lockheed Martin Corp	3,207,960
46,775		Masco Corp	1,403,250
12,426	*	Middleby Corp	1,395,440
13,197		MSC Industrial Direct Co (Class A)	1,069,749
1,821		Nordson Corp	223,382
76,678		nVent Electric plc	1,872,477
37,456		Oshkosh Truck Corp	2,102,780
52,229		Owens Corning, Inc	2,468,865
166,329		PACCAR, Inc	9,515,682
52,999		Parker-Hannifin Corp	8,036,238
76,698		Pentair plc	3,079,425
53,955	*	Quanta Services, Inc	1,683,396
20,839		Regal-Beloit Corp	1,494,156
23,100	*	Resideo Technologies, Inc	486,259
70,399		Rockwell Collins, Inc	9,012,480
40,559		Roper Industries, Inc	11,474,141
36,706	*	Sensata Technologies Holding plc	1,721,511
27,822		Snap-On, Inc	4,282,919
75,061		Stanley Works	8,746,108
17,612	*	Teledyne Technologies, Inc	3,897,183
32,404		Terex Corp	1,081,970
104,664		Textron, Inc	5,613,130
32,939		Timken Co	1,302,737
70,091		Trinity Industries, Inc	2,001,098
365,516		United Technologies Corp	45,400,742
46,682	*	Univar, Inc	1,149,311
38,840		USG Corp	1,639,825
10,630		Valmont Industries, Inc	1,321,415
28,019	e	Wabtec Corp	2,298,118
2,993		Watsco, Inc	443,503
23,292	*	WESCO International, Inc	1,168,793
37,681		Xylem, Inc	2,471,120
		TOTAL CAPITAL GOODS	346,094,839

COMMERCIAL & PROFESSIONAL SERVICES - 0.5%
50,297	e	ADT, Inc	389,299
24,532	*	Clean Harbors, Inc	1,669,157
9,985		Dun & Bradstreet Corp	1,420,666
188,919	*	IHS Markit Ltd	9,923,915
4,104		KAR Auction Services, Inc	233,682
31,284		Manpower, Inc	2,386,656
169,996		Nielsen NV	4,416,496
100,734		Republic Services, Inc	7,321,347
39,488	*	Stericycle, Inc	1,973,215
33,474		Waste Management, Inc	2,994,919
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	32,729,352
217

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

CONSUMER DURABLES & APPAREL - 0.8%
37,317		Brunswick Corp	$1,940,111
12,775		Columbia Sportswear Co	1,153,327
67,878		DR Horton, Inc	2,440,893
54,281		Garmin Ltd	3,591,231
11,767		Hasbro, Inc	1,079,151
62,443		Leggett & Platt, Inc	2,267,305
7,818		Lennar Corp (B Shares)	279,650
62,637		Lennar Corp (Class A)	2,692,138
133,379	*,e	Mattel, Inc	1,811,287
31,487	*	Michael Kors Holdings Ltd	1,744,695
30,112	*	Mohawk Industries, Inc	3,755,870
223,976		Newell Rubbermaid, Inc	3,556,739
84,312		Pulte Homes, Inc	2,071,546
36,506		PVH Corp	4,409,560
27,654		Ralph Lauren Corp	3,584,235
35,830	*	Skechers U.S.A., Inc (Class A)	1,023,663
114,206		Tapestry, Inc	4,832,056
37,883		Toll Brothers, Inc	1,275,142
24,945	*	Under Armour, Inc	494,659
24,609	*	Under Armour, Inc (Class A)	544,105
35,491		VF Corp	2,941,494
30,956		Whirlpool Corp	3,397,730
		TOTAL CONSUMER DURABLES & APPAREL	50,886,587

CONSUMER SERVICES - 1.9%
116,482		ARAMARK Holdings Corp	4,184,033
5,894	*	Bright Horizons Family Solutions	677,279
283,095	*,e	Caesars Entertainment Corp	2,431,786
196,339		Carnival Corp	11,002,838
30,987		Darden Restaurants, Inc	3,301,665
36,063		Extended Stay America, Inc	587,106
1,998		Graham Holdings Co	1,160,938
85,917		H&R Block, Inc	2,280,237
21,649		Hyatt Hotels Corp	1,498,111
51,614		International Game Technology plc	957,440
66,284		Las Vegas Sands Corp	3,382,472
306,937		McDonald’s Corp	54,297,155
225,622		MGM Resorts International	6,019,595
101,523	*	Norwegian Cruise Line Holdings Ltd	4,474,119
81,967		Royal Caribbean Cruises Ltd	8,584,404
44,658		Service Corp International	1,851,967
166,712		Yum China Holdings, Inc	6,014,969
111,359		Yum! Brands, Inc	10,067,967
		TOTAL CONSUMER SERVICES	122,774,081

DIVERSIFIED FINANCIALS - 4.9%
25,809		Affiliated Managers Group, Inc	2,933,451
229,288		AGNC Investment Corp	4,090,498
205,420		Ally Financial, Inc	5,219,722
218

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

111,353		American Express Co	$11,439,294
59,007		Ameriprise Financial, Inc	7,508,051
623,564		Annaly Capital Management, Inc	6,154,577
74,607		AXA Equitable Holdings, Inc	1,513,776
456,737		Bank of New York Mellon Corp	21,617,362
124,805		BGC Partners, Inc (Class A)	1,321,685
60,363		BlackRock, Inc	24,834,545
217,317		Capital One Financial Corp	19,406,408
3,891		CBOE Holdings, Inc	439,099
89,998		Chimera Investment Corp	1,673,963
150,879		CME Group, Inc	27,647,068
593	*	Credit Acceptance Corp	251,681
92,579		Discover Financial Services	6,449,979
100,871	*	E*TRADE Financial Corp	4,985,045
150,967		Franklin Resources, Inc	4,604,493
172,872		Goldman Sachs Group, Inc	38,960,163
3,014		Interactive Brokers Group, Inc (Class A)	148,922
136,744		IntercontinentalExchange Group, Inc	10,534,758
193,372		Invesco Ltd	4,198,106
174,246	e	iShares Russell 1000 Value Index Fund	20,925,202
147,903		Jefferies Financial Group, Inc	3,175,477
6,589		Lazard Ltd (Class A)	261,847
40,133		Legg Mason, Inc	1,132,553
221,570		MFA Mortgage Investments, Inc	1,535,480
607,098		Morgan Stanley	27,720,095
55,903		NASDAQ OMX Group, Inc	4,847,349
131,333		Navient Corp	1,520,836
160,450		New Residential Investment Corp	2,868,846
72,945		Northern Trust Corp	6,861,936
33,765	*	OneMain Holdings, Inc	962,978
44,113		Raymond James Financial, Inc	3,383,026
47,967		Santander Consumer USA Holdings, Inc	899,381
216,691	*	SLM Corp	2,197,247
172,314		State Street Corp	11,846,588
240,840		Synchrony Financial	6,955,459
7,882		T Rowe Price Group, Inc	764,475
125,402		Two Harbors Investment Corp	1,842,155
74,705		Voya Financial, Inc	3,269,091
		TOTAL DIVERSIFIED FINANCIALS	308,902,667

ENERGY - 10.0%
165,958		Anadarko Petroleum Corp	8,828,966
62,717	*	Antero Resources Corp	996,573
175,224		Apache Corp	6,628,724
40,430	*	Apergy Corp	1,576,366
198,589		Baker Hughes a GE Co	5,300,340
56,103		Cabot Oil & Gas Corp	1,359,376
87,218	*	Centennial Resource Development, Inc	1,671,097
30,399	*	Cheniere Energy, Inc	1,836,404
478,367	*,e	Chesapeake Energy Corp	1,679,068
934,070		Chevron Corp	104,288,916
39,222		Cimarex Energy Co	3,116,972
108,474	*	CNX Resources Corp	1,697,618
219

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

81,612	*	Concho Resources, Inc	$11,351,413
572,106		ConocoPhillips	39,990,209
23,919	*	Continental Resources, Inc	1,260,053
253,295		Devon Energy Corp	8,206,758
34,639		Diamondback Energy, Inc	3,892,038
41,653	*	Energen Corp	2,997,766
249,262		EOG Resources, Inc	26,257,259
130,278		EQT Corp	4,425,544
62,553	*	Extraction Oil & Gas, Inc	499,799
2,077,528		Exxon Mobil Corp	165,537,431
52,829		Helmerich & Payne, Inc	3,290,718
129,402		Hess Corp	7,427,675
79,891		HollyFrontier Corp	5,387,849
926,203		Kinder Morgan, Inc	15,763,975
91,315	*	Kosmos Energy LLC	592,634
415,530		Marathon Oil Corp	7,890,915
334,523		Marathon Petroleum Corp	23,567,145
78,186		Murphy Oil Corp	2,491,006
177,092		Nabors Industries Ltd	880,147
186,467		National Oilwell Varco, Inc	6,861,986
60,371	*	Newfield Exploration Co	1,219,494
235,436		Noble Energy, Inc	5,850,585
372,663		Occidental Petroleum Corp	24,994,507
117,141		Oneok, Inc	7,684,450
42,742	*	Parsley Energy, Inc	1,001,018
104,987		Patterson-UTI Energy, Inc	1,746,984
56,986		PBF Energy, Inc	2,384,864
205,574		Phillips 66	21,137,119
36,272		Pioneer Natural Resources Co	5,341,777
125,601	*	Questar Market Resources, Inc	1,119,105
100,495		Range Resources Corp	1,592,846
17,141	e	RPC, Inc	255,058
679,644		Schlumberger Ltd	34,872,534
57,617		SM Energy Co	1,402,398
103,084		Targa Resources Investments, Inc	5,326,350
210,538	*,e	Transocean Ltd (NYSE)	2,318,023
210,825		Valero Energy Corp	19,204,049
524,895	*,e	Weatherford International Ltd	708,608
42,738	*	Whiting Petroleum Corp	1,594,127
589,507		Williams Cos, Inc	14,342,705
197,727	*	WPX Energy, Inc	3,171,541
		TOTAL ENERGY	634,820,882

FOOD & STAPLES RETAILING - 1.9%
18,751		Casey’s General Stores, Inc	2,364,689
388,698		Kroger Co	11,567,652
96,607	*	US Foods Holding Corp	2,818,026
412,335		Walgreens Boots Alliance, Inc	32,891,963
696,239		Walmart, Inc	69,818,847
		TOTAL FOOD & STAPLES RETAILING	119,461,177
220

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

FOOD, BEVERAGE & TOBACCO - 3.7%
274,412		Archer Daniels Midland Co	$12,965,967
70,189		Bunge Ltd	4,337,680
30,354	e	Campbell Soup Co	1,135,543
417,738		Coca-Cola Co	20,001,295
223,651		ConAgra Brands, Inc	7,961,992
84,441		Flowers Foods, Inc	1,630,556
272,108		General Mills, Inc	11,918,330
49,188	*	Hain Celestial Group, Inc	1,223,797
6,184		Hershey Co	662,616
134,770	e	Hormel Foods Corp	5,881,363
34,296		Ingredion, Inc	3,470,069
52,469		J.M. Smucker Co	5,683,442
59,206		Kellogg Co	3,876,809
294,031		Kraft Heinz Co	16,162,884
72,758		Lamb Weston Holdings, Inc	5,686,765
56,215		McCormick & Co, Inc	8,094,960
85,886		Molson Coors Brewing Co (Class B)	5,496,704
709,221		Mondelez International, Inc	29,773,098
78,138		PepsiCo, Inc	8,781,148
757,980		Philip Morris International, Inc	66,755,299
25,218	*	Pilgrim’s Pride Corp	445,350
13,166	*	Post Holdings, Inc	1,164,138
137		Seaboard Corp	529,505
25,951	*	TreeHouse Foods, Inc	1,182,328
141,501		Tyson Foods, Inc (Class A)	8,478,740
		TOTAL FOOD, BEVERAGE & TOBACCO	233,300,378

HEALTH CARE EQUIPMENT & SERVICES - 6.7%
834,670		Abbott Laboratories	57,542,150
41,737	*	Acadia Healthcare Co, Inc	1,732,085
99,411		Aetna Inc	19,723,142
127,562		Anthem, Inc	35,152,260
217,218		Baxter International, Inc	13,578,297
117,941		Becton Dickinson & Co	27,185,400
156,984	*	Boston Scientific Corp	5,673,402
152,018		Cardinal Health, Inc	7,692,111
11,225	*	Centene Corp	1,462,842
86,269	*	Cerner Corp	4,941,488
68,912		Cigna Corp	14,734,075
20,153		Cooper Cos, Inc	5,205,721
496,823		CVS Health Corp	35,965,017
302,442		Danaher Corp	30,062,735
31,011	*	DaVita, Inc	2,088,281
106,638		Dentsply Sirona, Inc	3,692,874
250,644	*	Express Scripts Holding Co	24,304,949
39,464		HCA Holdings, Inc	5,269,628
64,821	*	Henry Schein, Inc	5,380,143
11,061		Hill-Rom Holdings, Inc	930,009
129,369	*	Hologic, Inc	5,044,097
3,888		Humana, Inc	1,245,754
7,801	*	Integra LifeSciences Holdings Corp	417,900
46,738	*	Laboratory Corp of America Holdings	7,503,786
221

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

87,475		McKesson Corp	$10,913,381
44,744	*	MEDNAX, Inc	1,847,480
660,014		Medtronic plc	59,282,457
4,541	*	Molina Healthcare, Inc	575,663
18,600	*	Premier, Inc	837,000
66,273		Quest Diagnostics, Inc	6,236,952
39,905		STERIS Plc	4,362,016
17,572		Teleflex, Inc	4,230,283
41,942		Universal Health Services, Inc (Class B)	5,098,470
1,875	*	WellCare Health Plans, Inc	517,481
26,800		West Pharmaceutical Services, Inc	2,838,656
100,114		Zimmer Biomet Holdings, Inc	11,371,949
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	424,639,934

HOUSEHOLD & PERSONAL PRODUCTS - 2.2%
17,714		Church & Dwight Co, Inc	1,051,680
8,046		Clorox Co	1,194,429
339,507		Colgate-Palmolive Co	20,217,642
234,676		Coty, Inc	2,475,832
11,945		Energizer Holdings, Inc	702,007
44,870	*	Herbalife Ltd	2,389,776
21,609		Kimberly-Clark Corp	2,253,819
19,928		Nu Skin Enterprises, Inc (Class A)	1,399,344
1,221,448		Procter & Gamble Co	108,318,009
10,475		Spectrum Brands Holdings, Inc	680,351
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	140,682,889

INSURANCE - 6.7%
373,221		Aflac, Inc	16,074,628
6,207		Alleghany Corp	3,728,421
171,518		Allstate Corp	16,417,703
34,230		American Financial Group, Inc	3,424,027
374,358		American International Group, Inc	15,457,242
3,746		American National Insurance Co	461,657
155,256	*	Arch Capital Group Ltd	4,404,613
88,436		Arthur J. Gallagher & Co	6,545,148
28,152		Aspen Insurance Holdings Ltd	1,179,006
25,006		Assurant, Inc	2,430,833
57,636		Assured Guaranty Ltd	2,304,287
79,205	*	Athene Holding Ltd	3,621,253
34,898		Axis Capital Holdings Ltd	1,946,959
830,267	*	Berkshire Hathaway, Inc (Class B)	170,437,210
62,274	*	Brighthouse Financial, Inc	2,467,919
109,824		Brown & Brown, Inc	3,094,840
226,900		Chubb Ltd	28,342,079
73,225		Cincinnati Financial Corp	5,758,414
14,382		CNA Financial Corp	623,747
3,578		Erie Indemnity Co (Class A)	464,031
12,566		Everest Re Group Ltd	2,737,629
52,798		First American Financial Corp	2,340,535
130,851		FNF Group	4,376,966
222

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

20,519		Hanover Insurance Group, Inc	$2,285,406
173,870		Hartford Financial Services Group, Inc	7,897,175
107,187		Lincoln National Corp	6,451,586
138,046		Loews Corp	6,427,422
6,075	*	Markel Corp	6,641,433
133,426		Marsh & McLennan Cos, Inc	11,307,853
14,892		Mercury General Corp	883,244
420,482		Metlife, Inc	17,319,654
134,981		Old Republic International Corp	2,976,331
136,005		Principal Financial Group	6,401,755
206,010		Prudential Financial, Inc	19,319,618
30,740		Reinsurance Group of America, Inc (Class A)	4,376,454
17,301		RenaissanceRe Holdings Ltd	2,113,490
50,249		Torchmark Corp	4,254,080
106,538		Travelers Cos, Inc	13,331,100
99,893		UnumProvident Corp	3,622,120
45,284		W.R. Berkley Corp	3,437,056
1,462		White Mountains Insurance Group Ltd	1,296,312
64,798		Willis Towers Watson plc	9,276,482
		TOTAL INSURANCE	428,257,718

MATERIALS - 3.9%
106,997		Air Products & Chemicals, Inc	16,514,987
54,583		Albemarle Corp	5,415,725
93,571	*	Alcoa Corp	3,274,049
31,549		Aptargroup, Inc	3,216,736
2,610		Ardagh Group S.A.	34,400
29,702		Ashland Global Holdings, Inc	2,197,354
61,723	*	Axalta Coating Systems Ltd	1,523,324
169,263		Ball Corp	7,582,982
43,302		Bemis Co, Inc	1,981,932
31,317	*	Berry Plastics Group, Inc	1,366,048
28,903		Cabot Corp	1,406,998
23,680		Celanese Corp (Series A)	2,295,539
114,853		CF Industries Holdings, Inc	5,516,390
29,752		Domtar Corp	1,377,815
1,138,511		DowDuPont, Inc	61,388,513
2,721		Eagle Materials, Inc	200,919
67,953		Eastman Chemical Co	5,324,118
67,818		Ecolab, Inc	10,386,327
37,900		FMC Corp	2,959,232
701,306		Freeport-McMoRan Copper & Gold, Inc (Class B)	8,170,215
122,353		Graphic Packaging Holding Co	1,347,106
103,975		Huntsman Corp	2,274,973
25,597		International Flavors & Fragrances, Inc	3,702,862
178,533		International Paper Co	8,098,257
114,733	*	Linde plc	18,984,869
81,510		LyondellBasell Industries AF S.C.A	7,276,398
2,486		Martin Marietta Materials, Inc	425,802
167,387		Mosaic Co	5,178,954
346		NewMarket Corp	133,542
260,498		Newmont Mining Corp	8,054,598
155,022		Nucor Corp	9,164,901
223

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

80,924		Olin Corp	$1,634,665
77,063	*	Owens-Illinois, Inc	1,207,577
61,961	*	Platform Specialty Products Corp	670,418
113,074		PPG Industries, Inc	11,882,947
33,439		Reliance Steel & Aluminum Co	2,639,006
18,951		Royal Gold, Inc	1,452,215
49,880		RPM International, Inc	3,051,160
9,733		Scotts Miracle-Gro Co (Class A)	649,580
34,453		Sealed Air Corp	1,114,899
30,852		Silgan Holdings, Inc	741,374
46,860		Sonoco Products Co	2,557,619
91,343		Steel Dynamics, Inc	3,617,183
89,848		United States Steel Corp	2,383,667
100,656		Valvoline, Inc	2,005,067
4,954		Vulcan Materials Co	501,048
1,335		Westlake Chemical Corp	95,185
124,767		WestRock Co	5,361,238
8,101		WR Grace and Co	524,864
		TOTAL MATERIALS	248,865,577

MEDIA & ENTERTAINMENT - 3.3%
25,726	*	Charter Communications, Inc	8,241,839
51,613		Cinemark Holdings, Inc	2,145,552
2,240,325		Comcast Corp (Class A)	85,445,996
75,586	*,e	Discovery, Inc (Class A)	2,448,231
171,361	*	Discovery, Inc (Class C)	5,022,591
105,837	*	DISH Network Corp (Class A)	3,253,429
48,038	*	GCI Liberty, Inc	2,273,639
164,431		Interpublic Group of Cos, Inc	3,808,222
23,016		John Wiley & Sons, Inc (Class A)	1,248,388
13,981	*	Liberty Broadband Corp (Class A)	1,157,487
49,610	*	Liberty Broadband Corp (Class C)	4,114,157
13,075	*	Liberty Media Group (Class A)	414,347
97,888	*	Liberty Media Group (Class C)	3,238,135
40,163	*	Liberty SiriusXM Group (Class A)	1,656,322
81,076	*	Liberty SiriusXM Group (Class C)	3,346,007
21,744	e	Lions Gate Entertainment Corp (Class A)	416,615
42,452	e	Lions Gate Entertainment Corp (Class B)	755,221
8,066	*	Madison Square Garden Co	2,231,217
191,375		News Corp (Class A)	2,524,236
66,212		News Corp (Class B)	883,268
36,438		Omnicom Group, Inc	2,708,072
23,402	*	Take-Two Interactive Software, Inc	3,015,816
41,745		Tribune Co	1,586,727
510,056		Twenty-First Century Fox, Inc	23,217,749
237,018		Twenty-First Century Fox, Inc (Class B)	10,708,473
5,513	e	Viacom, Inc	194,995
174,988		Viacom, Inc (Class B)	5,596,116
207,277		Walt Disney Co	23,801,618
9,092	*	Zillow Group, Inc	367,044
17,877	*	Zillow Group, Inc (Class C)	719,728
393,755	*	Zynga, Inc	1,433,268
		TOTAL MEDIA & ENTERTAINMENT	207,974,505
224

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.5%
156,753		Agilent Technologies, Inc	$10,156,027
2,359	*	Agios Pharmaceuticals, Inc	148,758
17,355	*	Alexion Pharmaceuticals, Inc	1,944,975
165,887		Allergan plc	26,211,805
5,483	*	Alnylam Pharmaceuticals, Inc	440,998
19,663		Amgen, Inc	3,790,830
5,231	*	Biogen Idec, Inc	1,591,636
10,354	*	Bio-Rad Laboratories, Inc (Class A)	2,825,089
8,555	*	Bluebird Bio, Inc	981,258
375,453		Bristol-Myers Squibb Co	18,975,395
28,524		Bruker BioSciences Corp	893,657
52,848	*	Catalent, Inc	2,131,888
6,376	*	Charles River Laboratories International, Inc	776,724
180,684		Eli Lilly & Co	19,593,373
160,209		Gilead Sciences, Inc	10,923,050
79,576	*	IQVIA Holdings, Inc	9,782,278
2,269	*	Jazz Pharmaceuticals plc	360,363
1,079,571		Johnson & Johnson	151,129,144
249,399	*	Mylan NV	7,793,719
52,428		PerkinElmer, Inc	4,533,973
64,268		Perrigo Co plc	4,518,040
2,845,136		Pfizer, Inc	122,511,556
105,663	*	QIAGEN NV	3,835,567
1,217,854		Schering-Plough Corp	89,646,233
184,280		Thermo Fisher Scientific, Inc	43,057,022
21,302	*	United Therapeutics Corp	2,361,540
2,670	*	Waters Corp	506,472
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	541,421,370

REAL ESTATE - 4.7%
44,706		Alexandria Real Estate Equities, Inc	5,464,414
64,916		American Campus Communities, Inc	2,564,831
123,382		American Homes 4 Rent	2,599,659
74,412		Apartment Investment & Management Co (Class A)	3,202,692
106,601		Apple Hospitality REIT, Inc	1,723,738
66,799		AvalonBay Communities, Inc	11,715,209
75,258		Boston Properties, Inc	9,088,156
79,555		Brandywine Realty Trust	1,118,543
153,112		Brixmor Property Group, Inc	2,480,414
85,218		Brookfield Property REIT, Inc	1,643,855
42,316		Camden Property Trust	3,819,865
78,628	*	CBRE Group, Inc	3,167,922
251,732		Colony Capital, Inc	1,477,667
62,030		Columbia Property Trust, Inc	1,392,574
52,043		Corporate Office Properties Trust	1,344,791
50,146		Crown Castle International Corp	5,452,876
92,150		CubeSmart	2,670,507
46,713		CyrusOne, Inc	2,486,533
99,448		Digital Realty Trust, Inc	10,269,000
225

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

76,534		Douglas Emmett, Inc	$2,769,765
170,059		Duke Realty Corp	4,688,527
66,118		Empire State Realty Trust, Inc	1,048,631
37,034		Entertainment Properties Trust	2,545,717
60,701		Equity Commonwealth	1,807,676
174,760		Equity Residential	11,352,410
32,152		Essex Property Trust, Inc	8,063,079
7,735		Extra Space Storage, Inc	696,614
34,724		Federal Realty Investment Trust	4,307,512
108,456		Forest City Realty Trust, Inc	2,728,753
61,489		Gaming and Leisure Properties, Inc	2,071,564
231,707		HCP, Inc	6,383,528
97,180		Healthcare Trust of America, Inc	2,551,947
49,753		Highwoods Properties, Inc	2,121,468
81,392		Hospitality Properties Trust	2,085,263
358,496		Host Marriott Corp	6,850,859
11,004	*	Howard Hughes Corp	1,227,166
69,503		Hudson Pacific Properties	2,105,941
148,127		Invitation Homes, Inc	3,241,019
135,382		Iron Mountain, Inc	4,144,043
51,420		JBG SMITH Properties	1,927,222
22,416		Jones Lang LaSalle, Inc	2,964,740
46,185		Kilroy Realty Corp	3,181,223
205,489		Kimco Realty Corp	3,306,318
4,815		Lamar Advertising Co	353,036
70,278		Liberty Property Trust	2,942,540
22,057		Life Storage, Inc	2,076,887
68,339		Macerich Co	3,527,659
186,406		Medical Properties Trust, Inc	2,769,993
54,063		Mid-America Apartment Communities, Inc	5,282,496
73,792		National Retail Properties, Inc	3,449,776
85,625		Omega Healthcare Investors, Inc	2,855,594
66,040		Outfront Media, Inc	1,170,229
107,631		Paramount Group, Inc	1,538,047
96,359		Park Hotels & Resorts, Inc	2,801,156
306,689		Prologis, Inc	19,772,240
60,993		Rayonier, Inc	1,841,989
63,104	e	Realogy Holdings Corp	1,203,393
142,087		Realty Income Corp	8,563,584
72,413		Regency Centers Corp	4,588,088
108,149		Retail Properties of America, Inc	1,326,988
7,732	*	Retail Value, Inc	216,573
115,335		Senior Housing Properties Trust	1,853,433
12,057		Simon Property Group, Inc	2,212,701
77,324		SITE Centers Corp	961,137
40,728		SL Green Realty Corp	3,716,837
203,896		Spirit Realty Capital, Inc	1,594,467
122,820		Starwood Property Trust, Inc	2,667,650
90,390		STORE Capital Corp	2,624,022
38,446		Sun Communities, Inc	3,862,670
126,507		UDR, Inc	4,957,809
85,582		Uniti Group, Inc	1,638,039
173,182		Ventas, Inc	10,051,483
226

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

462,226		VEREIT, Inc	$3,388,117
181,573		VICI Properties, Inc	3,920,161
82,191		Vornado Realty Trust	5,595,563
58,399		Weingarten Realty Investors	1,642,180
180,822		Welltower, Inc	11,946,910
366,101		Weyerhaeuser Co	9,749,270
53,491		WP Carey, Inc	3,530,941
		TOTAL REAL ESTATE	300,047,889

RETAILING - 1.6%
23,537		Advance Auto Parts, Inc	3,760,271
30,214	*	Autonation, Inc	1,223,063
1,611	*	AutoZone, Inc	1,181,620
88,494		Best Buy Co, Inc	6,208,739
33,445	*	CarMax, Inc	2,271,250
36,899		Dick’s Sporting Goods, Inc	1,305,118
94,734	*	Dollar Tree, Inc	7,986,076
360,287	*	eBay, Inc	10,459,132
59,245		Foot Locker, Inc	2,792,809
97,749		Gap, Inc	2,668,548
70,150		Genuine Parts Co	6,869,088
79,684		Kohl’s Corp	6,034,469
97,105		L Brands, Inc	3,148,144
128,396	*	LKQ Corp	3,501,359
150,724		Macy’s, Inc	5,168,326
43,705	*,e	Michaels Cos, Inc	692,724
17,993		Penske Auto Group, Inc	798,530
216,629	*	Qurate Retail Group, Inc QVC Group	4,752,840
260,735		Target Corp	21,805,268
50,184		Tiffany & Co	5,585,479
30,590	e	Williams-Sonoma, Inc	1,816,434
		TOTAL RETAILING	100,029,287

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.4%
152,161		Analog Devices, Inc	12,737,397
84,221		Broadcom, Inc	18,822,551
52,935		Cypress Semiconductor Corp	684,979
39,822	*	First Solar, Inc	1,664,560
2,263,645		Intel Corp	106,119,677
189,922		Marvell Technology Group Ltd	3,116,620
123,575	*	Micron Technology, Inc	4,661,249
159,260		NXP Semiconductors NV	11,942,908
62,361	*	Qorvo, Inc	4,584,157
723,866		QUALCOMM, Inc	45,523,933
25,303		Skyworks Solutions, Inc	2,195,288
76,544		Teradyne, Inc	2,636,941
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	214,690,260

SOFTWARE & SERVICES - 2.9%
4,983	*	Akamai Technologies, Inc	360,022
68,115		Amdocs Ltd	4,309,636
227

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

3,598	*	Aspen Technology, Inc	$305,434
16,736	*	Autodesk, Inc	2,163,128
4,918		Booz Allen Hamilton Holding Co	243,638
154,182		CA, Inc	6,839,514
27,293		Cognizant Technology Solutions Corp (Class A)	1,884,036
91,039	*	Conduent, Inc	1,738,845
90,228	*	Dell Technologies, Inc-VMware Inc	8,155,709
140,298		DXC Technology Co	10,217,903
11,660	*	Euronet Worldwide, Inc	1,296,359
147,388		Fidelity National Information Services, Inc	15,343,091
30,161	*	FireEye, Inc	557,677
14,508	*	First American Corp	589,315
45,284		Genpact Ltd	1,241,234
125,931		International Business Machines Corp	14,536,215
68,188		Leidos Holdings, Inc	4,417,219
8,304		LogMeIn, Inc	715,140
195,471		Microsoft Corp	20,878,257
148,869	*	Nuance Communications, Inc	2,588,832
1,240,687		Oracle Corp	60,595,153
2,245	*,e	Pluralsight, Inc	50,310
24,757		Sabre Corp	610,260
8,198		SS&C Technologies Holdings, Inc	419,410
305,183		Symantec Corp	5,539,071
63,923	*	Synopsys, Inc	5,723,026
16,760	*	Teradata Corp	610,064
159,040		Western Union Co	2,869,082
133,582	*	Worldpay, Inc	12,268,171
		TOTAL SOFTWARE & SERVICES	187,065,751

TECHNOLOGY HARDWARE & EQUIPMENT - 3.1%
86,518	*	ARRIS International plc	2,151,703
41,462	*	Arrow Electronics, Inc	2,807,392
55,823		Avnet, Inc	2,236,828
2,308,558		Cisco Systems, Inc	105,616,528
3,337	*	Coherent, Inc	410,918
90,467	*	CommScope Holding Co, Inc	2,176,636
396,697		Corning, Inc	12,674,469
29,295		Dolby Laboratories, Inc (Class A)	2,015,789
25,728	*	EchoStar Corp (Class A)	1,043,270
58,315		Flir Systems, Inc	2,700,568
741,635		Hewlett Packard Enterprise Co	11,309,934
800,260		HP, Inc	19,318,276
79,802		Jabil Circuit, Inc	1,973,504
164,732		Juniper Networks, Inc	4,821,706
89,240	*	Keysight Technologies, Inc	5,093,819
1,940		Littelfuse, Inc	351,450
69,981		Motorola, Inc	8,576,871
12,240		National Instruments Corp	599,393
10,007	*	NCR Corp	268,688
118,878	*	Trimble Navigation Ltd	4,443,660
145,359		Western Digital Corp	6,260,612
106,358		Xerox Corp	2,964,197
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	199,816,211
228

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

TELECOMMUNICATION SERVICES - 3.8%
3,564,512		AT&T, Inc	$109,359,228
463,506		CenturyLink, Inc	9,566,764
307,064	*	Sprint Corp	1,879,232
46,537		Telephone & Data Systems, Inc	1,434,736
50,843	*	T-Mobile US, Inc	3,485,288
7,672	*	US Cellular Corp	366,491
2,028,533		Verizon Communications, Inc	115,808,949
		TOTAL TELECOMMUNICATION SERVICES	241,900,688

TRANSPORTATION - 1.6%
57,293		Alaska Air Group, Inc	3,518,936
3,332		Amerco, Inc	1,087,831
205,303		American Airlines Group, Inc	7,202,029
15,873		Copa Holdings S.A. (Class A)	1,149,681
216,717		CSX Corp	14,923,133
234,988		Delta Air Lines, Inc	12,860,893
22,379	*	Genesee & Wyoming, Inc (Class A)	1,773,088
160,083	*	JetBlue Airways Corp	2,678,189
50,484		Kansas City Southern Industries, Inc	5,147,349
28,253	*	Kirby Corp	2,032,521
61,417		Knight-Swift Transportation Holdings, Inc	1,965,344
42,203	e	Macquarie Infrastructure Co LLC	1,559,401
137,387		Norfolk Southern Corp	23,057,660
25,572		Ryder System, Inc	1,414,387
18,910		Schneider National, Inc	413,562
76,614		Southwest Airlines Co	3,761,747
30,966		Union Pacific Corp	4,527,849
121,333	*	United Continental Holdings, Inc	10,375,185
		TOTAL TRANSPORTATION	99,448,785

UTILITIES - 5.9%
315,210		AES Corp	4,595,762
114,794		Alliant Energy Corp	4,933,846
119,007		Ameren Corp	7,685,472
240,881		American Electric Power Co, Inc	17,671,030
87,258		American Water Works Co, Inc	7,724,951
87,997		Aqua America, Inc	2,862,542
54,169		Atmos Energy Corp	5,042,050
26,794		Avangrid, Inc	1,259,586
239,888		Centerpoint Energy, Inc	6,479,375
138,384		CMS Energy Corp	6,852,776
150,922		Consolidated Edison, Inc	11,470,072
316,450		Dominion Resources, Inc	22,600,859
86,254		DTE Energy Co	9,694,950
349,592		Duke Energy Corp	28,886,787
154,501		Edison International	10,720,824
88,283		Entergy Corp	7,411,358
132,183		Evergy, Inc	7,400,926
154,231		Eversource Energy	9,756,653
229

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

473,852		Exelon Corp	$20,759,456
234,971		FirstEnergy Corp	8,759,719
55,612		Hawaiian Electric Industries, Inc	2,074,328
92,459		MDU Resources Group, Inc	2,307,777
39,589		National Fuel Gas Co	2,149,287
229,792		NextEra Energy, Inc	39,639,120
174,406		NiSource, Inc	4,422,936
155,121		NRG Energy, Inc	5,613,829
100,004		OGE Energy Corp	3,615,145
250,457	*	PG&E Corp	11,723,892
55,355		Pinnacle West Capital Corp	4,552,949
339,953		PPL Corp	10,334,571
247,804		Public Service Enterprise Group, Inc	13,240,168
68,867		SCANA Corp	2,758,123
134,108		Sempra Energy	14,767,973
490,989		Southern Co	22,109,235
86,039		UGI Corp	4,565,229
41,811		Vectren Corp	2,990,741
204,076	*	Vistra Energy Corp	4,618,240
153,086		WEC Energy Group, Inc	10,471,082
246,729		Xcel Energy, Inc	12,092,188
		TOTAL UTILITIES	376,615,807

		TOTAL COMMON STOCKS	6,350,412,694
		(Cost $5,387,982,339)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.7%

GOVERNMENT AGENCY DEBT - 0.0%
$1,650,000		Federal Home Loan Bank (FHLB)	2.050%	11/01/18	1,650,000
		TOTAL GOVERNMENT AGENCY DEBT			1,650,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.7%
40,730,231	c	State Street Navigator Securities Lending Government Money Market Portfolio			40,730,231
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			40,730,231

		TOTAL SHORT-TERM INVESTMENTS			42,380,231
		(Cost $42,380,231)
		TOTAL INVESTMENTS - 100.6%			6,392,792,925
		(Cost $5,430,362,570)
		OTHER ASSETS & LIABILITIES, NET - (0.6)%			(36,765,209)
		NET ASSETS - 100.0%			$6,356,027,716
230

TIAA-CREF FUNDS - Large-Cap Value Index Fund

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $39,853,634.
231

TIAA-CREF FUNDS - S&P 500 Index Fund

TIAA-CREF FUNDS

S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.9%

AUTOMOBILES & COMPONENTS - 0.5%
43,722		BorgWarner, Inc	$1,723,084
54,811		Delphi Automotive plc	4,209,485
811,445		Ford Motor Co	7,749,300
272,610		General Motors Co	9,974,800
48,761		Goodyear Tire & Rubber Co	1,026,906
34,738		Harley-Davidson, Inc	1,327,686
		TOTAL AUTOMOBILES & COMPONENTS	26,011,261

BANKS - 6.0%
1,931,024		Bank of America Corp	53,103,160
162,760		BB&T Corp	8,001,282
522,173		Citigroup, Inc	34,181,444
97,540		Citizens Financial Group, Inc	3,643,119
35,749		Comerica, Inc	2,915,688
136,636		Fifth Third Bancorp	3,687,806
230,705		Huntington Bancshares, Inc	3,306,003
698,797		JPMorgan Chase & Co	76,182,849
221,455		Keycorp	4,021,623
30,065		M&T Bank Corp	4,973,052
71,710		People’s United Financial, Inc	1,122,979
97,391		PNC Financial Services Group, Inc	12,513,769
232,030		Regions Financial Corp	3,937,549
96,452		SunTrust Banks, Inc	6,043,682
10,920	*	SVB Financial Group	2,590,552
318,912		US Bancorp	16,669,530
901,969		Wells Fargo & Co	48,011,810
41,168		Zions Bancorporation	1,936,954
		TOTAL BANKS	286,842,851

CAPITAL GOODS - 6.5%
122,092		3M Co	23,229,224
30,303		A.O. Smith Corp	1,379,696
19,715		Allegion plc	1,690,167
47,865		Ametek, Inc	3,210,784
87,149		Arconic, Inc	1,771,739
111,107		Boeing Co	39,427,430
123,598		Caterpillar, Inc	14,994,909
31,478		Cummins, Inc	4,302,728
66,883		Deere & Co	9,058,634
30,513		Dover Corp	2,527,697
90,854		Eaton Corp	6,511,506
131,327		Emerson Electric Co	8,914,477
24,758		Equifax, Inc	2,511,452
59,208		Fastenal Co	3,043,883
232

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

27,320		Flowserve Corp	$1,253,988
29,072		Fluor Corp	1,275,098
63,023		Fortive Corp	4,679,458
29,762		Fortune Brands Home & Security, Inc	1,334,230
58,295		General Dynamics Corp	10,060,551
1,807,261		General Electric Co	18,253,336
24,508		Harris Corp	3,644,585
154,394		Honeywell International, Inc	22,359,339
9,072		Huntington Ingalls	1,982,051
64,648		Illinois Tool Works, Inc	8,247,145
51,485		Ingersoll-Rand plc	4,939,471
24,955		Jacobs Engineering Group, Inc	1,873,871
193,581		Johnson Controls International plc	6,188,785
16,089		L3 Technologies, Inc	3,048,383
51,388		Lockheed Martin Corp	15,100,364
61,521		Masco Corp	1,845,630
36,390		Northrop Grumman Corp	9,532,360
73,452		PACCAR, Inc	4,202,189
27,451		Parker-Hannifin Corp	4,162,395
34,805		Pentair plc	1,397,421
31,847	*	Quanta Services, Inc	993,626
59,698		Raytheon Co	10,449,538
25,825		Rockwell Automation, Inc	4,254,152
33,287		Rockwell Collins, Inc	4,261,402
21,618		Roper Industries, Inc	6,115,732
11,898		Snap-On, Inc	1,831,578
31,611		Stanley Works	3,683,314
52,048		Textron, Inc	2,791,334
10,132	*	TransDigm Group, Inc	3,346,093
16,418	*	United Rentals, Inc	1,971,309
156,843		United Technologies Corp	19,481,469
9,519		W.W. Grainger, Inc	2,703,110
37,010		Xylem, Inc	2,427,116
		TOTAL CAPITAL GOODS	312,264,749

COMMERCIAL & PROFESSIONAL SERVICES - 0.6%
17,737		Cintas Corp	3,225,828
41,552	*	Copart, Inc	2,032,308
74,897	*	IHS Markit Ltd	3,934,340
74,569		Nielsen NV	1,937,303
45,638		Republic Services, Inc	3,316,970
26,237		Robert Half International, Inc	1,588,126
20,837		Rollins, Inc	1,233,550
17,821	*	Stericycle, Inc	890,515
34,500	*	Verisk Analytics, Inc	4,134,480
81,941		Waste Management, Inc	7,331,261
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	29,624,681

CONSUMER DURABLES & APPAREL - 1.1%
70,539		DR Horton, Inc	2,536,582
25,295		Garmin Ltd	1,673,517
75,653		Hanesbrands, Inc	1,298,205
233

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

24,444		Hasbro, Inc	$2,241,759
27,507		Leggett & Platt, Inc	998,779
61,097		Lennar Corp (Class A)	2,625,949
71,698	*,e	Mattel, Inc	973,659
31,341	*	Michael Kors Holdings Ltd	1,736,605
13,275	*	Mohawk Industries, Inc	1,655,791
91,029		Newell Rubbermaid, Inc	1,445,541
266,426		Nike, Inc (Class B)	19,992,607
53,886		Pulte Homes, Inc	1,323,979
15,986		PVH Corp	1,930,949
11,568		Ralph Lauren Corp	1,499,328
60,277		Tapestry, Inc	2,550,320
38,984	*	Under Armour, Inc	773,053
39,270	*	Under Armour, Inc (Class A)	868,260
67,695		VF Corp	5,610,562
13,344		Whirlpool Corp	1,464,637
		TOTAL CONSUMER DURABLES & APPAREL	53,200,082

CONSUMER SERVICES - 1.7%
84,083		Carnival Corp	4,712,011
5,058	*	Chipotle Mexican Grill, Inc (Class A)	2,328,349
25,532		Darden Restaurants, Inc	2,720,435
43,721		H&R Block, Inc	1,160,355
62,464		Hilton Worldwide Holdings, Inc	4,445,563
60,285		Marriott International, Inc (Class A)	7,046,714
161,591		McDonald’s Corp	28,585,448
105,033		MGM Resorts International	2,802,280
40,515	*	Norwegian Cruise Line Holdings Ltd	1,785,496
35,865		Royal Caribbean Cruises Ltd	3,756,142
280,897		Starbucks Corp	16,367,868
20,460		Wynn Resorts Ltd	2,058,276
65,341		Yum! Brands, Inc	5,907,480
		TOTAL CONSUMER SERVICES	83,676,417

DIVERSIFIED FINANCIALS - 3.5%
11,285		Affiliated Managers Group, Inc	1,282,653
147,252		American Express Co	15,127,198
29,712		Ameriprise Financial, Inc	3,780,555
191,845		Bank of New York Mellon Corp	9,080,024
25,742		BlackRock, Inc	10,590,774
99,424		Capital One Financial Corp	8,878,563
23,382		CBOE Holdings, Inc	2,638,659
248,554		Charles Schwab Corp	11,493,137
70,523		CME Group, Inc	12,922,634
70,789		Discover Financial Services	4,931,870
53,043	*	E*TRADE Financial Corp	2,621,385
64,089		Franklin Resources, Inc	1,954,714
72,827		Goldman Sachs Group, Inc	16,413,021
118,738		IntercontinentalExchange Group, Inc	9,147,575
83,923		Invesco Ltd	1,821,968
56,934		Jefferies Financial Group, Inc	1,222,373
234

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

35,074		Moody’s Corp	$5,102,566
275,745		Morgan Stanley	12,590,517
18,729		MSCI, Inc (Class A)	2,816,467
24,170		NASDAQ OMX Group, Inc	2,095,781
46,725		Northern Trust Corp	4,395,421
28,071		Raymond James Financial, Inc	2,152,765
52,638		S&P Global, Inc	9,596,960
79,417		State Street Corp	5,459,919
140,238		Synchrony Financial	4,050,073
50,894		T Rowe Price Group, Inc	4,936,209
		TOTAL DIVERSIFIED FINANCIALS	167,103,781

ENERGY - 5.7%
107,228		Anadarko Petroleum Corp	5,704,530
80,822		Apache Corp	3,057,496
87,627		Baker Hughes a GE Co	2,338,765
92,318		Cabot Oil & Gas Corp	2,236,865
397,908		Chevron Corp	44,426,428
19,121		Cimarex Energy Co	1,519,546
41,942	*	Concho Resources, Inc	5,833,713
241,320		ConocoPhillips	16,868,268
106,571		Devon Energy Corp	3,452,900
120,713		EOG Resources, Inc	12,715,907
55,322		EQT Corp	1,879,288
880,492	d	Exxon Mobil Corp	70,157,603
184,152		Halliburton Co	6,386,391
22,099		Helmerich & Payne, Inc	1,376,547
52,725		Hess Corp	3,026,415
33,934		HollyFrontier Corp	2,288,509
398,221		Kinder Morgan, Inc	6,777,721
178,946		Marathon Oil Corp	3,398,185
139,203		Marathon Petroleum Corp	9,806,851
78,642		National Oilwell Varco, Inc	2,894,026
41,493	*	Newfield Exploration Co	838,159
96,587		Noble Energy, Inc	2,400,187
157,771		Occidental Petroleum Corp	10,581,701
85,535		Oneok, Inc	5,611,096
88,874		Phillips 66	9,138,025
35,729		Pioneer Natural Resources Co	5,261,810
288,295		Schlumberger Ltd	14,792,416
90,388		TechnipFMC plc (Euro OTC)	2,377,204
88,978		Valero Energy Corp	8,105,006
253,150		Williams Cos, Inc	6,159,140
		TOTAL ENERGY	271,410,698

FOOD & STAPLES RETAILING - 1.2%
165,684		Kroger Co	4,930,756
99,662		Sysco Corp	7,108,890
175,447		Walgreens Boots Alliance, Inc	13,995,407
298,438		Walmart, Inc	29,927,363
		TOTAL FOOD & STAPLES RETAILING	55,962,416
235

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

FOOD, BEVERAGE & TOBACCO - 4.5%
392,395		Altria Group, Inc	$25,521,371
116,103		Archer Daniels Midland Co	5,485,867
35,268		Brown-Forman Corp (Class B)	1,634,319
40,118	e	Campbell Soup Co	1,500,814
795,646		Coca-Cola Co	38,095,530
98,208		ConAgra Brands, Inc	3,496,205
34,963		Constellation Brands, Inc (Class A)	6,965,679
91,209		Costco Wholesale Corp	20,853,114
124,713		General Mills, Inc	5,462,429
29,878		Hershey Co	3,201,428
55,727	e	Hormel Foods Corp	2,431,926
23,316		J.M. Smucker Co	2,525,589
52,945		Kellogg Co	3,466,839
129,347		Kraft Heinz Co	7,110,205
24,893		McCormick & Co, Inc	3,584,592
39,161		Molson Coors Brewing Co (Class B)	2,506,304
304,829		Mondelez International, Inc	12,796,721
82,165	*	Monster Beverage Corp	4,342,420
294,516		PepsiCo, Inc	33,097,708
323,379		Philip Morris International, Inc	28,479,989
61,924		Tyson Foods, Inc (Class A)	3,710,486
		TOTAL FOOD, BEVERAGE & TOBACCO	216,269,535

HEALTH CARE EQUIPMENT & SERVICES - 6.7%
365,101		Abbott Laboratories	25,170,063
9,391	*	Abiomed, Inc	3,204,209
68,276		Aetna Inc	13,545,958
15,296	*	Align Technology, Inc	3,383,475
33,339		AmerisourceBergen Corp	2,933,832
54,086		Anthem, Inc	14,904,479
103,989		Baxter International, Inc	6,500,352
55,772		Becton Dickinson & Co	12,855,446
286,037	*	Boston Scientific Corp	10,337,377
64,934		Cardinal Health, Inc	3,285,660
42,956	*	Centene Corp	5,598,026
68,872	*	Cerner Corp	3,944,988
50,824		Cigna Corp	10,866,679
10,086		Cooper Cos, Inc	2,605,315
211,569		CVS Health Corp	15,315,480
128,592		Danaher Corp	12,782,045
26,595	*	DaVita, Inc	1,790,907
45,023		Dentsply Sirona, Inc	1,559,147
43,642	*	Edwards Lifesciences Corp	6,441,559
116,387	*	Express Scripts Holding Co	11,286,047
56,519		HCA Holdings, Inc	7,546,982
32,307	*	Henry Schein, Inc	2,681,481
57,112	*	Hologic, Inc	2,226,797
28,417		Humana, Inc	9,105,091
17,963	*	IDEXX Laboratories, Inc	3,810,312
23,759	*	Intuitive Surgical, Inc	12,382,716
20,963	*	Laboratory Corp of America Holdings	3,365,610
236

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

41,853		McKesson Corp	$5,221,580
280,513		Medtronic plc	25,195,678
27,994		Quest Diagnostics, Inc	2,634,515
29,379		Resmed, Inc	3,111,824
64,784		Stryker Corp	10,509,261
200,267		UnitedHealth Group, Inc	52,339,780
18,130		Universal Health Services, Inc (Class B)	2,203,883
18,964	*	Varian Medical Systems, Inc	2,263,733
10,455	*	WellCare Health Plans, Inc	2,885,476
42,804		Zimmer Biomet Holdings, Inc	4,862,106
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	320,657,869

HOUSEHOLD & PERSONAL PRODUCTS - 1.6%
51,521		Church & Dwight Co, Inc	3,058,802
26,586		Clorox Co	3,946,692
181,133		Colgate-Palmolive Co	10,786,470
84,060		Coty, Inc	886,833
46,721		Estee Lauder Cos (Class A)	6,421,334
72,584		Kimberly-Clark Corp	7,570,511
517,322		Procter & Gamble Co	45,876,115
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	78,546,757

INSURANCE - 4.1%
158,927		Aflac, Inc	6,844,986
71,360		Allstate Corp	6,830,579
183,107		American International Group, Inc	7,560,488
50,564		Aon plc	7,897,086
37,727		Arthur J. Gallagher & Co	2,792,175
10,686		Assurant, Inc	1,038,786
405,851	*	Berkshire Hathaway, Inc (Class B)	83,313,093
25,237	*	Brighthouse Financial, Inc	1,000,142
96,375		Chubb Ltd	12,038,201
31,730		Cincinnati Financial Corp	2,495,247
8,419		Everest Re Group Ltd	1,834,163
73,549		Hartford Financial Services Group, Inc	3,340,596
45,110		Lincoln National Corp	2,715,171
58,005		Loews Corp	2,700,713
104,997		Marsh & McLennan Cos, Inc	8,898,496
208,154		Metlife, Inc	8,573,863
54,952		Principal Financial Group	2,586,591
121,280		Progressive Corp	8,453,216
87,273		Prudential Financial, Inc	8,184,462
22,360		Torchmark Corp	1,892,998
55,953		Travelers Cos, Inc	7,001,399
46,504		UnumProvident Corp	1,686,235
27,208		Willis Towers Watson plc	3,895,097
		TOTAL INSURANCE	193,573,783

MATERIALS - 2.6%
45,869		Air Products & Chemicals, Inc	7,079,880
22,757		Albemarle Corp	2,257,950
18,260		Avery Dennison Corp	1,656,547
237

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

72,431		Ball Corp	$3,244,909
47,781		CF Industries Holdings, Inc	2,294,921
480,355		DowDuPont, Inc	25,900,741
29,825		Eastman Chemical Co	2,336,789
52,419		Ecolab, Inc	8,027,970
27,653		FMC Corp	2,159,146
303,454		Freeport-McMoRan Copper & Gold, Inc (Class B)	3,535,239
21,107		International Flavors & Fragrances, Inc	3,053,339
85,655		International Paper Co	3,885,311
113,994	*	Linde plc	18,862,587
66,564		LyondellBasell Industries AF S.C.A	5,942,168
12,940		Martin Marietta Materials, Inc	2,216,363
72,356		Mosaic Co	2,238,695
109,031		Newmont Mining Corp	3,371,238
65,508		Nucor Corp	3,872,833
19,463		Packaging Corp of America	1,786,898
50,901		PPG Industries, Inc	5,349,186
33,507		Sealed Air Corp	1,084,287
17,223		Sherwin-Williams Co	6,776,734
27,792		Vulcan Materials Co	2,810,883
53,262		WestRock Co	2,288,668
		TOTAL MATERIALS	122,033,282

MEDIA & ENTERTAINMENT - 8.0%
159,246		Activision Blizzard, Inc	10,995,936
62,215	*	Alphabet, Inc (Class A)	67,850,435
64,028	*	Alphabet, Inc (Class C)	68,943,429
69,812		CBS Corp (Class B)	4,003,718
37,150	*	Charter Communications, Inc	11,901,745
951,116		Comcast Corp (Class A)	36,275,564
32,619	*,e	Discovery, Inc (Class A)	1,056,529
75,310	*	Discovery, Inc (Class C)	2,207,336
47,021	*	DISH Network Corp (Class A)	1,445,426
64,069	*	Electronic Arts, Inc	5,828,998
501,683	*	Facebook, Inc	76,150,463
80,080		Interpublic Group of Cos, Inc	1,854,653
90,452	*	NetFlix, Inc	27,296,605
79,664		News Corp (Class A)	1,050,768
25,832		News Corp (Class B)	344,599
47,568		Omnicom Group, Inc	3,535,254
23,629	*	Take-Two Interactive Software, Inc	3,045,069
19,904	*	TripAdvisor, Inc	1,037,795
219,561		Twenty-First Century Fox, Inc	9,994,417
101,924		Twenty-First Century Fox, Inc (Class B)	4,604,926
150,690	*	Twitter, Inc	5,236,478
72,179		Viacom, Inc (Class B)	2,308,284
309,646		Walt Disney Co	35,556,650
		TOTAL MEDIA & ENTERTAINMENT	382,525,077

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.3%
315,089		AbbVie, Inc	24,529,679
238

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

65,358		Agilent Technologies, Inc	$4,234,545
46,650	*	Alexion Pharmaceuticals, Inc	5,228,065
66,460		Allergan plc	10,501,345
134,670		Amgen, Inc	25,963,029
41,956	*	Biogen Idec, Inc	12,765,952
339,704		Bristol-Myers Squibb Co	17,168,640
146,155	*	Celgene Corp	10,464,698
198,808		Eli Lilly & Co	21,558,740
269,377		Gilead Sciences, Inc	18,366,124
30,600	*	Illumina, Inc	9,521,190
36,818	*	Incyte Corp	2,386,543
33,905	*	IQVIA Holdings, Inc	4,167,942
557,991		Johnson & Johnson	78,113,160
5,277	*	Mettler-Toledo International, Inc	2,885,569
107,298	*	Mylan NV	3,353,062
36,108	*	Nektar Therapeutics	1,396,657
23,205		PerkinElmer, Inc	2,006,768
26,930		Perrigo Co plc	1,893,179
1,217,954		Pfizer, Inc	52,445,099
16,224	*	Regeneron Pharmaceuticals, Inc	5,503,830
552,992		Schering-Plough Corp	40,705,741
83,690		Thermo Fisher Scientific, Inc	19,554,169
53,247	*	Vertex Pharmaceuticals, Inc	9,023,237
15,637	*	Waters Corp	2,966,183
100,196		Zoetis, Inc	9,032,669
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	395,735,815

REAL ESTATE - 2.8%
22,207		Alexandria Real Estate Equities, Inc	2,714,362
91,459		American Tower Corp	14,250,227
32,564		Apartment Investment & Management Co (Class A)	1,401,555
28,985		AvalonBay Communities, Inc	5,083,389
31,777		Boston Properties, Inc	3,837,390
66,156	*	CBRE Group, Inc	2,665,425
86,373		Crown Castle International Corp	9,392,200
43,127		Digital Realty Trust, Inc	4,453,294
77,569		Duke Realty Corp	2,138,577
16,431		Equinix, Inc	6,223,077
76,562		Equity Residential	4,973,467
13,594		Essex Property Trust, Inc	3,409,103
25,985		Extra Space Storage, Inc	2,340,209
16,075		Federal Realty Investment Trust	1,994,104
96,400		HCP, Inc	2,655,820
152,269		Host Marriott Corp	2,909,861
58,055		Iron Mountain, Inc	1,777,064
84,500		Kimco Realty Corp	1,359,605
22,630		Macerich Co	1,168,161
23,434		Mid-America Apartment Communities, Inc	2,289,736
131,096		Prologis, Inc	8,451,759
31,492		Public Storage, Inc	6,470,661
60,868		Realty Income Corp	3,668,514
35,553		Regency Centers Corp	2,252,638
24,221	*	SBA Communications Corp	3,927,920
239

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

64,332		Simon Property Group, Inc	$11,806,209
18,157		SL Green Realty Corp	1,657,008
55,268		UDR, Inc	2,165,953
73,359		Ventas, Inc	4,257,756
35,296		Vornado Realty Trust	2,402,952
77,747		Welltower, Inc	5,136,744
156,545		Weyerhaeuser Co	4,168,793
		TOTAL REAL ESTATE	133,403,533

RETAILING - 6.4%
15,336		Advance Auto Parts, Inc	2,450,079
85,202	*	Amazon.com, Inc	136,153,648
5,473	*	AutoZone, Inc	4,014,281
50,771		Best Buy Co, Inc	3,562,093
9,938	*	Booking Holdings, Inc	18,629,576
35,760	*	CarMax, Inc	2,428,462
55,562		Dollar General Corp	6,188,496
48,710	*	Dollar Tree, Inc	4,106,253
192,567	*	eBay, Inc	5,590,220
24,182		Expedia, Inc	3,033,148
24,360		Foot Locker, Inc	1,148,330
45,389		Gap, Inc	1,239,120
30,214		Genuine Parts Co	2,958,555
238,102		Home Depot, Inc	41,877,380
34,856		Kohl’s Corp	2,639,645
45,831		L Brands, Inc	1,485,841
66,660	*	LKQ Corp	1,817,818
169,006		Lowe’s Companies, Inc	16,092,751
64,234		Macy’s, Inc	2,202,584
24,315		Nordstrom, Inc	1,599,198
16,872	*	O’Reilly Automotive, Inc	5,411,694
78,854		Ross Stores, Inc	7,806,546
109,515		Target Corp	9,158,739
22,799		Tiffany & Co	2,537,529
129,946		TJX Companies, Inc	14,278,467
24,521		Tractor Supply Co	2,253,235
12,016	*	Ulta Beauty, Inc	3,298,632
		TOTAL RETAILING	303,962,320

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.7%
179,575	*	Advanced Micro Devices, Inc	3,270,061
77,846		Analog Devices, Inc	6,516,489
205,822		Applied Materials, Inc	6,767,427
89,673		Broadcom, Inc	20,041,019
959,160		Intel Corp	44,965,421
31,449		Kla-Tencor Corp	2,878,841
32,960		Lam Research Corp	4,671,421
49,830	e	Microchip Technology, Inc	3,277,817
238,748	*	Micron Technology, Inc	9,005,575
126,470		NVIDIA Corp	26,663,670
26,371	*	Qorvo, Inc	1,938,532
240

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

292,901		QUALCOMM, Inc	$18,420,544
37,758		Skyworks Solutions, Inc	3,275,884
202,436		Texas Instruments, Inc	18,792,134
52,984		Xilinx, Inc	4,523,244
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	175,008,079

SOFTWARE & SERVICES - 10.7%
133,691		Accenture plc	21,072,376
101,762	*	Adobe, Inc	25,009,029
34,907	*	Akamai Technologies, Inc	2,522,031
9,949		Alliance Data Systems Corp	2,051,285
17,494	*	Ansys, Inc	2,616,228
45,649	*	Autodesk, Inc	5,900,133
91,171		Automatic Data Processing, Inc	13,135,918
24,393		Broadridge Financial Solutions, Inc	2,852,517
65,229		CA, Inc	2,893,558
58,197	*	Cadence Design Systems, Inc	2,593,840
27,114	*	Citrix Systems, Inc	2,778,372
121,117		Cognizant Technology Solutions Corp (Class A)	8,360,707
58,823		DXC Technology Co	4,284,079
68,669		Fidelity National Information Services, Inc	7,148,443
84,776	*	Fiserv, Inc	6,722,737
18,528	*	FleetCor Technologies, Inc	3,706,156
30,185	*	Fortinet, Inc	2,480,603
18,905	*	Gartner, Inc	2,788,866
32,839		Global Payments, Inc	3,751,199
189,831		International Business Machines Corp	21,912,192
54,141		Intuit, Inc	11,423,751
189,678		MasterCard, Inc (Class A)	37,493,650
1,595,192		Microsoft Corp	170,382,458
587,794		Oracle Corp	28,707,859
66,860		Paychex, Inc	4,378,661
246,064	*	PayPal Holdings, Inc	20,716,128
36,360	*	Red Hat, Inc	6,240,830
157,380	*	salesforce.com, Inc	21,598,831
127,830		Symantec Corp	2,320,114
31,005	*	Synopsys, Inc	2,775,878
34,521		Total System Services, Inc	3,146,589
22,441	*	VeriSign, Inc	3,198,740
369,451		Visa, Inc (Class A)	50,928,820
91,845		Western Union Co	1,656,884
		TOTAL SOFTWARE & SERVICES	509,549,462

TECHNOLOGY HARDWARE & EQUIPMENT - 6.4%
63,008		Amphenol Corp (Class A)	5,639,216
954,367		Apple, Inc	208,872,762
10,794	*	Arista Networks, Inc	2,486,398
949,763		Cisco Systems, Inc	43,451,657
167,476		Corning, Inc	5,350,858
12,940	*	F5 Networks, Inc	2,268,123
28,578		Flir Systems, Inc	1,323,447
305,053		Hewlett Packard Enterprise Co	4,652,058
241

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

329,868		HP, Inc	$7,963,014
7,783	*	IPG Photonics Corp	1,039,420
72,375		Juniper Networks, Inc	2,118,416
33,452		Motorola, Inc	4,099,877
54,248		NetApp, Inc	4,257,926
54,701		Seagate Technology, Inc	2,200,621
72,434		TE Connectivity Ltd	5,462,972
60,944		Western Digital Corp	2,624,858
44,904		Xerox Corp	1,251,475
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	305,063,098

TELECOMMUNICATION SERVICES - 2.1%
1,508,958		AT&T, Inc	46,294,831
199,002		CenturyLink, Inc	4,107,401
859,673		Verizon Communications, Inc	49,078,732
		TOTAL TELECOMMUNICATION SERVICES	99,480,964

TRANSPORTATION - 2.1%
25,554		Alaska Air Group, Inc	1,569,527
85,902		American Airlines Group, Inc	3,013,442
28,913		CH Robinson Worldwide, Inc	2,574,124
170,267		CSX Corp	11,724,586
131,696		Delta Air Lines, Inc	7,207,722
36,699		Expeditors International of Washington, Inc	2,465,439
50,952		FedEx Corp	11,226,764
16,991		JB Hunt Transport Services, Inc	1,879,374
21,239		Kansas City Southern Industries, Inc	2,165,528
58,537		Norfolk Southern Corp	9,824,265
105,033		Southwest Airlines Co	5,157,120
153,789		Union Pacific Corp	22,487,027
47,927	*	United Continental Holdings, Inc	4,098,238
143,788		United Parcel Service, Inc (Class B)	15,319,174
		TOTAL TRANSPORTATION	100,712,330

UTILITIES - 3.1%
137,268		AES Corp	2,001,367
47,644		Alliant Energy Corp	2,047,739
51,283		Ameren Corp	3,311,856
103,351		American Electric Power Co, Inc	7,581,829
37,874		American Water Works Co, Inc	3,352,985
102,604		Centerpoint Energy, Inc	2,771,334
59,354		CMS Energy Corp	2,939,210
65,294		Consolidated Edison, Inc	4,962,344
137,146		Dominion Resources, Inc	9,794,967
37,986		DTE Energy Co	4,269,626
148,159		Duke Energy Corp	12,242,378
67,099		Edison International	4,656,000
37,430		Entergy Corp	3,142,249
55,840		Evergy, Inc	3,126,482
65,298		Eversource Energy	4,130,752
200,291		Exelon Corp	8,774,749
242

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

101,773		FirstEnergy Corp	$3,794,097
97,979		NextEra Energy, Inc	16,901,378
74,423		NiSource, Inc	1,887,367
62,318		NRG Energy, Inc	2,255,288
108,180	*	PG&E Corp	5,063,906
22,649		Pinnacle West Capital Corp	1,862,880
144,629		PPL Corp	4,396,722
106,036		Public Service Enterprise Group, Inc	5,665,504
28,966		SCANA Corp	1,160,088
57,210		Sempra Energy	6,299,965
211,551		Southern Co	9,526,142
65,011		WEC Energy Group, Inc	4,446,752
106,382		Xcel Energy, Inc	5,213,782
		TOTAL UTILITIES	147,579,738

		TOTAL COMMON STOCKS	4,770,198,578
		(Cost $2,920,113,909)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.2%

GOVERNMENT AGENCY DEBT - 0.0%
$1,450,000		Federal Home Loan Bank (FHLB)	2.050%	11/01/18	1,450,000
		TOTAL GOVERNMENT AGENCY DEBT			1,450,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.2%
9,050,318	c	State Street Navigator Securities Lending Government Money Market Portfolio			9,050,318
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			9,050,318

		TOTAL SHORT-TERM INVESTMENTS			10,500,318
		(Cost $10,500,318)
		TOTAL INVESTMENTS - 100.1%			4,780,698,896
		(Cost $2,930,614,227)
		OTHER ASSETS & LIABILITIES, NET - (0.1)%			(5,611,602)
		NET ASSETS - 100.0%			$4,775,087,294

Abbreviation(s):
OTC Over The Counter

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $8,885,436.
243

TIAA-CREF FUNDS - S&P 500 Index Fund

Futures contracts outstanding as of October 31, 2018 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	14	12/21/18	$1,861,762	$1,897,770	$36,008
244

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

TIAA-CREF FUNDS

SMALL-CAP BLEND INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.2%

AUTOMOBILES & COMPONENTS - 1.1%
141,468	*	American Axle & Manufacturing Holdings, Inc	$2,146,070
64,723		Cooper Tire & Rubber Co	1,999,293
23,181	*	Cooper-Standard Holding, Inc	2,147,720
190,850		Dana Holding Corp	2,971,535
35,269	*	Dorman Products, Inc	2,786,604
47,017	*	Fox Factory Holding Corp	2,526,223
48,588	*	Gentherm, Inc	2,120,380
31,663		LCI Industries, Inc	2,195,829
66,629	*	Modine Manufacturing Co	866,843
26,119	*,e	Motorcar Parts of America, Inc	553,200
18,693	*	Shiloh Industries, Inc	169,919
45,115		Spartan Motors, Inc	303,624
28,625		Standard Motor Products, Inc	1,548,899
37,505	*	Stoneridge, Inc	953,002
33,340		Superior Industries International, Inc	327,732
66,027		Tenneco, Inc	2,273,310
26,929		Tower International, Inc	799,522
41,236		Winnebago Industries, Inc	1,136,464
		TOTAL AUTOMOBILES & COMPONENTS	27,826,169

BANKS - 11.7%
8,952	e	1st Constitution Bancorp	181,009
20,329		1st Source Corp	947,128
17,778		Access National Corp	461,695
6,967		ACNB Corp	279,377
13,407	*	Allegiance Bancshares, Inc	518,985
12,638	*	Amalgamated Bank	245,177
9,511		American National Bankshares, Inc	343,252
55,101		Ameris Bancorp	2,363,282
10,037		Ames National Corp	275,917
14,201		Arrow Financial Corp	499,023
31,135	*	Atlantic Capital Bancshares, Inc	469,204
2,885		Auburn National Bancorporation, Inc	116,208
78,589	*	Axos Financial, Inc	2,385,962
59,825	e	Banc of California, Inc	954,209
24,599		Bancfirst Corp	1,411,491
123,922		BancorpSouth Bank	3,556,561
18,187		Bank of Commerce Holdings	217,153
8,299		Bank of Marin Bancorp	705,332
71,610		Bank of NT Butterfield & Son Ltd	2,885,167
7,049	*	Bank of Princeton	199,134
16,749		BankFinancial Corp	236,496
7,434		Bankwell Financial Group, Inc	225,399
41,651		Banner Corp	2,408,261
20,655		Bar Harbor Bankshares	528,148
245

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

12,487	*	Baycom Corp	$302,061
16,533		BCB Bancorp, Inc	205,671
91,361		Beneficial Bancorp, Inc	1,427,972
52,882		Berkshire Hills Bancorp, Inc	1,764,672
26,800		Blue Hills Bancorp, Inc	622,028
113,174		Boston Private Financial Holdings, Inc	1,527,849
20,472		Bridge Bancorp, Inc	608,018
6,011	*	Bridgewater Bancshares, Inc	66,722
105,818		Brookline Bancorp, Inc	1,640,179
25,936		Bryn Mawr Bank Corp	1,035,884
9,670	*	BSB Bancorp, Inc	278,496
11,585	e	Business First Bancshares, Inc	305,496
22,947	*	Byline Bancorp, Inc	504,834
3,938		C&F Financial Corp	191,190
93,206		Cadence BanCorp	2,056,124
4,505	e	Cambridge Bancorp	385,178
17,880		Camden National Corp	725,034
13,244		Capital City Bank Group, Inc	313,883
169,512		Capitol Federal Financial	2,103,644
9,818		Capstar Financial Holdings, Inc	145,110
27,953		Carolina Financial Corp	924,965
102,211		Cathay General Bancorp	3,850,288
5,700		CB Financial Services, Inc	158,061
25,212		CBTX, Inc	837,795
120,243		Centerstate Banks of Florida, Inc	2,955,573
38,264		Central Pacific Financial Corp	1,034,659
14,062		Central Valley Community Bancorp	284,615
3,444		Century Bancorp, Inc	258,713
93,032		Chemical Financial Corp	4,359,480
3,740		Chemung Financial Corp	162,578
13,599		Citizens & Northern Corp	342,423
20,492		City Holding Co	1,511,900
11,664		Civista Bancshares, Inc	270,138
18,179		CNB Financial Corp	465,382
8,214	*	Coastal Financial Corp	134,135
11,174		Codorus Valley Bancorp, Inc	293,320
95,167		Columbia Banking System, Inc	3,529,744
65,691	*	Columbia Financial, Inc	990,620
12,325		Commerce Union Bancshares, Inc	295,800
65,209		Community Bank System, Inc	3,807,554
25,274	*	Community Bankers Trust Corp	215,334
4,657		Community Financial Corp	140,409
19,694		Community Trust Bancorp, Inc	896,274
42,629		ConnectOne Bancorp, Inc	883,699
6,318		County Bancorp, Inc	131,509
40,739	*	Customers Bancorp, Inc	834,742
148,712		CVB Financial Corp	3,249,357
46,866		Dime Community Bancshares	755,480
41,718	*	Eagle Bancorp, Inc	2,051,274
7,391	*	Entegra Financial Corp	167,702
11,122		Enterprise Bancorp, Inc	360,130
30,130		Enterprise Financial Services Corp	1,309,149
18,254	*	Equity Bancshares, Inc	658,787
246

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

7,285	*	Esquire Financial Holdings, Inc	$174,694
11,519		ESSA Bancorp, Inc	186,032
125,796	*	Essent Group Ltd	4,958,878
5,436		Evans Bancorp, Inc	239,184
10,436	e	Farmers & Merchants Bancorp, Inc	424,223
29,118		Farmers National Banc Corp	381,446
23,382		FB Financial Corp	852,975
54,672	*	FCB Financial Holdings, Inc	2,139,315
11,834		Federal Agricultural Mortgage Corp (Class C)	826,487
3,409	e	Fidelity D&D Bancorp, Inc	223,869
29,170		Fidelity Southern Corp	677,327
18,738		Financial Institutions, Inc	534,970
38,694		First Bancorp (NC)	1,427,422
281,549	*	First Bancorp (Puerto Rico)	2,598,697
12,679		First Bancorp, Inc	362,112
15,111		First Bancshares, Inc	544,600
19,916		First Bank	236,602
58,433		First Busey Corp	1,631,449
9,757		First Business Financial Services, Inc	204,214
7,165		First Choice Bancorp	161,213
132,372		First Commonwealth Financial Corp	1,787,022
19,531		First Community Bancshares, Inc	674,405
8,752	e	First Community Corp	191,231
25,822		First Defiance Financial Corp	702,875
124,497		First Financial Bancorp	3,258,086
85,246	e	First Financial Bankshares, Inc	5,028,662
14,536		First Financial Corp	666,621
10,818		First Financial Northwest, Inc	163,460
50,994	*	First Foundation, Inc	826,613
5,815	e	First Guaranty Bancshares, Inc	132,873
12,694		First Internet Bancorp	327,124
44,173		First Interstate Bancsystem, Inc	1,831,413
65,594		First Merchants Corp	2,729,366
14,520		First Mid-Illinois Bancshares, Inc	541,306
134,697		First Midwest Bancorp, Inc	3,092,643
11,534	*	First Northwest Bancorp	168,396
29,949		First of Long Island Corp	605,269
2,224		First Savings Financial Group, Inc	143,715
8,342		First United Corp	150,156
40,783	*	Flagstar Bancorp, Inc	1,255,709
33,981		Flushing Financial Corp	771,029
16,866	*	Franklin Financial Network, Inc	571,757
3,856	e	FS Bancorp, Inc	174,060
224,494		Fulton Financial Corp	3,594,149
26,969		German American Bancorp, Inc	855,187
111,303		Glacier Bancorp, Inc	4,719,247
13,244		Great Southern Bancorp, Inc	717,163
78,289		Great Western Bancorp, Inc	2,869,292
35,486		Green Bancorp, Inc	656,491
3,193	e	Greene County Bancorp, Inc	102,400
36,016		Guaranty Bancorp	937,136
9,124		Guaranty Bancshares, Inc	272,078
247

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

110,556		Hancock Holding Co	$4,638,930
41,945		Hanmi Financial Corp	880,006
15,383	*	HarborOne Bancorp, Inc	279,971
38,627		Heartland Financial USA, Inc	2,052,639
51,827		Heritage Commerce Corp	752,010
48,475		Heritage Financial Corp	1,586,102
95,897		Hilltop Holdings, Inc	1,908,350
1,568		Hingham Institution for Savings	319,245
9,547		Home Bancorp, Inc	379,398
209,113		Home Bancshares, Inc	3,981,512
34,158	*	HomeStreet, Inc	887,425
19,706	*	HomeTrust Bancshares, Inc	537,186
165,533		Hope Bancorp, Inc	2,396,918
48,787		Horizon Bancorp	817,670
15,950	*	Howard Bancorp, Inc	253,765
72,556		IBERIABANK Corp	5,404,696
11,749	*,e	Impac Mortgage Holdings, Inc	60,977
36,126		Independent Bank Corp (MA)	2,834,085
30,044		Independent Bank Corp (MI)	664,874
28,282		Independent Bank Group, Inc	1,637,811
72,247		International Bancshares Corp	2,795,959
9,633		Investar Holding Corp	251,325
318,594		Investors Bancorp, Inc	3,561,881
131,442		Kearny Financial Corp	1,700,859
57,056		Lakeland Bancorp, Inc	939,712
31,719		Lakeland Financial Corp	1,364,869
11,358		LCNB Corp	192,972
62,129		LegacyTexas Financial Group, Inc	2,393,830
10,574	*,e	LendingTree, Inc	2,132,670
1,700		Level One Bancorp, Inc	46,189
35,305		Live Oak Bancshares, Inc	649,612
16,274		Luther Burbank Corp	157,370
30,089		Macatawa Bank Corp	326,466
7,526	*	Malvern Bancorp, Inc	152,853
108,794		MB Financial, Inc	4,829,366
21,340		MBT Financial Corp	243,489
18,682		Mercantile Bank Corp	593,340
22,693		Merchants Bancorp	521,939
65,751		Meridian Bancorp, Inc	1,041,496
36,321		Meta Financial Group, Inc	916,742
9,563	*	Metropolitan Bank Holding Corp	352,492
472,766	*	MGIC Investment Corp	5,772,473
5,737	e	Mid Penn Bancorp, Inc	153,522
3,056		Middlefield Banc Corp	141,860
28,123		Midland States Bancorp, Inc	758,477
16,830		Midsouth Bancorp, Inc	223,502
13,094		MidWestOne Financial Group, Inc	377,238
37,990	*	Mr Cooper Group, Inc	550,475
7,189		MutualFirst Financial, Inc	255,281
10,265		MVB Financial Corp	188,055
39,469		National Bank Holdings Corp	1,332,473
8,191	e	National Bankshares, Inc	353,687
23,877	*	National Commerce Corp	885,837
248

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

57,223		NBT Bancorp, Inc	$2,088,067
10,506	*	Nicolet Bankshares, Inc	561,020
80,725	*	NMI Holdings, Inc	1,706,527
8,497		Northeast Bancorp	159,829
50,495		Northfield Bancorp, Inc	665,019
8,023		Northrim BanCorp, Inc	305,115
125,906		Northwest Bancshares, Inc	2,032,123
6,749	e	Norwood Financial Corp	256,462
8,461		Oak Valley Bancorp	153,567
63,760		OceanFirst Financial Corp	1,614,403
1,445	e	Oconee Federal Financial Corp	35,561
116,891	*	Ocwen Financial Corp	409,119
58,145		OFG Bancorp	993,698
4,776	e	Ohio Valley Banc Corp	166,873
21,287		Old Line Bancshares, Inc	637,333
197,540		Old National Bancorp	3,526,089
33,981		Old Second Bancorp, Inc	483,210
15,149	*	OP Bancorp	157,247
27,146		Opus Bank	515,503
24,341		Origin Bancorp, Inc	909,136
56,313		Oritani Financial Corp	822,733
8,694		Orrstown Financial Services, Inc	176,140
15,271		Pacific City Financial Corp	249,986
18,242	*	Pacific Mercantile Bancorp	150,861
60,101	*	Pacific Premier Bancorp, Inc	1,756,752
18,585		Park National Corp	1,698,669
7,252		Parke Bancorp, Inc	143,154
21,230		PCSB Financial Corp	397,426
10,723	*	PDL Community Bancorp	147,012
24,285		Peapack Gladstone Financial Corp	655,452
5,474		Penns Woods Bancorp, Inc	221,697
28,580	*	PennyMac Financial Services, Inc	571,314
5,435	e	Peoples Bancorp of North Carolina, Inc	151,310
21,566		Peoples Bancorp, Inc	738,204
8,250		Peoples Financial Services Corp	351,533
18,765		People’s Utah Bancorp	628,815
19,304		Preferred Bank	992,419
15,076		Premier Financial Bancorp, Inc	267,448
5,138	*	Provident Bancorp, Inc	128,604
82,843		Provident Financial Services, Inc	2,021,369
9,485		Prudential Bancorp, Inc	170,445
17,436		QCR Holdings, Inc	635,193
282,676		Radian Group, Inc	5,424,552
18,989		RBB Bancorp	409,783
64,170		Renasant Corp	2,238,250
11,527		Republic Bancorp, Inc (Class A)	517,216
57,345	*	Republic First Bancorp, Inc	387,079
22,593		Riverview Bancorp, Inc	191,363
44,795		S&T Bancorp, Inc	1,796,727
46,274		Sandy Spring Bancorp, Inc	1,645,041
8,722	e	SB One Bancorp	210,462
61,510	*	Seacoast Banking Corp of Florida	1,618,328
249

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

13,726	*	Select Bancorp, Inc	$169,104
62,200		ServisFirst Bancshares, Inc	2,237,956
14,849		Shore Bancshares, Inc	239,366
13,457		SI Financial Group, Inc	178,171
17,208		Sierra Bancorp	468,574
118,511		Simmons First National Corp (Class A)	3,173,725
13,867	*	SmartFinancial, Inc	282,055
47,497		South State Corp	3,214,122
7,594	*	Southern First Bancshares, Inc	272,701
8,658		Southern Missouri Bancorp, Inc	291,515
24,766		Southern National Bancorp of Virginia, Inc	374,214
45,323		Southside Bancshares, Inc	1,435,833
2,540	*	Spirit of Texas Bancshares, Inc	53,010
51,522		State Bank & Trust Co	1,317,418
20,142		Sterling Bancorp, Inc	208,470
27,711		Stock Yards Bancorp, Inc	878,716
12,499		Summit Financial Group, Inc	263,729
8,884		Territorial Bancorp, Inc	242,000
65,384	*	The Bancorp, Inc	686,532
7,315		Timberland Bancorp, Inc	212,281
20,093		Tompkins Trustco, Inc	1,469,401
87,796		TowneBank	2,469,701
34,096		Trico Bancshares	1,228,138
32,566	*	Tristate Capital Holdings, Inc	821,315
31,306	*	Triumph Bancorp, Inc	1,122,633
123,544		Trustco Bank Corp NY	925,345
89,274		Trustmark Corp	2,749,639
58,420		UMB Financial Corp	3,730,117
86,522		Union Bankshares Corp	2,953,861
4,553	e	Union Bankshares, Inc	216,040
131,108		United Bankshares, Inc	4,348,852
104,053		United Community Banks, Inc	2,587,798
64,491		United Community Financial Corp	590,093
65,599		United Financial Bancorp, Inc (New)	1,013,505
15,327		United Security Bancshares	164,305
8,990		Unity Bancorp, Inc	190,318
38,910		Univest Corp of Pennsylvania	971,194
421,151		Valley National Bancorp	4,203,087
30,979	*	Veritex Holdings, Inc	729,865
36,384		Walker & Dunlop, Inc	1,526,673
110,195		Washington Federal, Inc	3,103,091
18,923		Washington Trust Bancorp, Inc	971,696
29,608		Waterstone Financial, Inc	483,795
68,709		WesBanco, Inc	2,755,231
18,958		West Bancorporation, Inc	416,886
33,988		Westamerica Bancorporation	1,978,441
32,455		Western New England Bancorp, Inc	325,848
39,366		WSFS Financial Corp	1,674,236
		TOTAL BANKS	311,291,562

CAPITAL GOODS - 9.1%
55,647	e	Aaon, Inc	1,919,265
43,086		AAR Corp	2,050,032
250

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

80,381		Actuant Corp (Class A)	$1,917,087
46,642		Advanced Drainage Systems, Inc	1,296,181
42,511	*	Aegion Corp	823,013
90,521	*	Aerojet Rocketdyne Holdings, Inc	3,197,202
27,890	*	Aerovironment, Inc	2,509,263
71,360		Aircastle Ltd	1,386,525
12,691		Alamo Group, Inc	1,087,873
37,477		Albany International Corp (Class A)	2,622,640
9,336		Allied Motion Technologies, Inc	407,610
77,541		Altra Holdings, Inc	2,502,248
27,632	*	Ameresco, Inc	452,336
9,342	e	American Railcar Industries, Inc	653,099
18,224	*	American Woodmark Corp	1,101,459
36,828		Apogee Enterprises, Inc	1,329,491
50,010		Applied Industrial Technologies, Inc	3,287,157
19,119		Argan, Inc	841,618
26,767	*	Armstrong Flooring, Inc	416,227
29,326		Astec Industries, Inc	1,102,951
27,190	*	Astronics Corp	792,860
51,397	*	Atkore International Group, Inc	989,906
74,070	*	Axon Enterprise, Inc	4,571,600
33,359		AZZ, Inc	1,479,472
39,587	*,e	Babcock & Wilcox Enterprises, Inc	38,700
61,595		Barnes Group, Inc	3,486,277
87,021	*	Beacon Roofing Supply, Inc	2,428,756
21,230	*,e	Blue Bird Corp	395,090
13,308	*,e	BlueLinx Holdings, Inc	313,403
88,196	*	BMC Stock Holdings, Inc	1,476,401
55,066		Briggs & Stratton Corp	800,109
147,992	*	Builders FirstSource, Inc	1,832,141
31,502	e	Caesarstone Sdot-Yam Ltd	497,417
24,964	*	CAI International, Inc	621,853
40,448	*	Chart Industries, Inc	2,752,486
21,456		CIRCOR International, Inc	697,535
29,508		Columbus McKinnon Corp	1,083,829
48,183		Comfort Systems USA, Inc	2,576,827
36,898	*	Commercial Vehicle Group, Inc	246,848
49,045	*	Continental Building Products Inc	1,363,941
20,867	*	CSW Industrials, Inc	960,508
32,977		Cubic Corp	2,163,621
20,231		DMC Global, Inc	779,905
29,367		Douglas Dynamics, Inc	1,274,234
14,962	*	Ducommun, Inc	555,988
20,886	*	DXP Enterprises, Inc	663,757
39,291	*	Dycom Industries, Inc	2,667,073
6,567		Eastern Co	185,846
74,902		EMCOR Group, Inc	5,316,544
26,572		Encore Wire Corp	1,174,482
28,419	*,e	Energous Corp	228,489
52,778	*,e	Energy Recovery, Inc	395,835
54,549		EnerSys	4,340,464
23,850	*	Engility Holdings, Inc	740,065
251

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

120,344	*,e	Enphase Energy, Inc	$546,362
27,133		EnPro Industries, Inc	1,687,673
4,110	e	EnviroStar, Inc	170,770
32,808		ESCO Technologies, Inc	2,008,506
34,445	*	Esterline Technologies Corp	4,042,465
101,275	*	Evoqua Water Technologies Corp	972,240
78,497		Federal Signal Corp	1,726,149
20,358	*	Foundation Building Materials, Inc	194,012
61,608		Franklin Electric Co, Inc	2,613,411
14,079	*	Freightcar America, Inc	201,330
99,436	*,e	FuelCell Energy, Inc	84,053
48,288		GATX Corp	3,618,220
9,606	*	Gencor Industries, Inc	109,316
78,663	*	Generac Holdings, Inc	3,990,574
11,903	*	General Finance Corp	154,739
41,147	*	Gibraltar Industries, Inc	1,466,479
29,241		Global Brass & Copper Holdings, Inc	924,600
43,152	*	GMS, Inc	709,419
25,268		Gorman-Rupp Co	871,746
11,311		Graham Corp	278,364
56,280		Granite Construction, Inc	2,573,122
71,430	*	Great Lakes Dredge & Dock Corp	415,008
41,657		Greenbrier Cos, Inc	1,976,625
44,935		Griffon Corp	544,612
40,955		H&E Equipment Services, Inc	986,606
104,322	*	Harsco Corp	2,865,725
61,751	*	HC2 Holdings, Inc	321,105
31,126	*	Herc Holdings, Inc	997,900
81,565		Hillenbrand, Inc	3,906,963
7,214		Hurco Cos, Inc	293,898
13,358		Hyster-Yale Materials Handling, Inc	807,491
10,618	*	IES Holdings, Inc	188,363
20,916	*,e	Infrastructure and Energy Alternatives, Inc	209,160
23,557		Insteel Industries, Inc	615,309
91,895	*	JELD-WEN Holding, Inc	1,494,213
40,565		John Bean Technologies Corp	4,217,543
14,220		Kadant, Inc	1,403,514
35,094		Kaman Corp	2,229,171
181,764		KBR, Inc	3,595,292
104,910		Kennametal, Inc	3,719,060
67,049	*,e	KEYW Holding Corp, The	524,994
113,975	*	Kratos Defense & Security Solutions, Inc	1,428,107
7,652	*	Lawson Products, Inc	252,975
11,932	*	LB Foster Co (Class A)	216,924
14,028		Lindsay Corp	1,341,357
22,075	*	Lydall, Inc	659,380
17,733	*	Manitex International, Inc	151,440
46,480	*	Manitowoc Co, Inc	849,654
35,006	*	Masonite International Corp	1,938,982
82,458	*	Mastec, Inc	3,587,748
72,997		Maxar Technologies Ltd	1,088,385
61,020	*	Mercury Systems, Inc	2,859,397
109,775	*	Meritor, Inc	1,865,077
252

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

89,360	*	Milacron Holdings Corp	$1,251,040
11,589		Miller Industries, Inc	280,106
41,359		Moog, Inc (Class A)	2,959,236
111,284	*	MRC Global, Inc	1,761,626
73,502		Mueller Industries, Inc	1,789,774
201,470		Mueller Water Products, Inc (Class A)	2,067,082
20,915	*	MYR Group, Inc	698,352
6,599	e	National Presto Industries, Inc	822,697
63,572	*	Navistar International Corp	2,129,026
57,202	*	NCI Building Systems, Inc	700,725
40,007	*	Nexeo Solutions, Inc	418,073
35,386		NN, Inc	410,478
11,136	*	Northwest Pipe Co	198,332
143,186	*	NOW, Inc	1,838,508
12,202	*	NV5 Holdings, Inc	952,610
3,308		Omega Flex, Inc	200,134
41,471	*	Orion Marine Group, Inc	195,743
30,790	*	Patrick Industries, Inc	1,339,673
63,075	*	PGT, Inc	1,277,900
261,676	*,e	Plug Power, Inc	484,101
11,025		Powell Industries, Inc	321,489
3,590		Preformed Line Products Co	226,888
57,524		Primoris Services Corp	1,217,783
35,060	*	Proto Labs, Inc	4,187,917
44,769		Quanex Building Products Corp	663,477
46,642		Raven Industries, Inc	2,027,994
31,137	*	RBC Bearings, Inc	4,598,312
39,770	e	REV Group, Inc	433,891
136,670	*	Rexnord Corp	3,664,123
6,213		Rush Enterprises, Inc	224,041
38,744		Rush Enterprises, Inc (Class A)	1,371,150
54,076		Simpson Manufacturing Co, Inc	3,086,658
52,035	*	SiteOne Landscape Supply, Inc	3,540,461
14,988	*	Sparton Corp	185,551
57,416	*	SPX Corp	1,683,437
55,207	*	SPX FLOW, Inc	1,889,736
17,197		Standex International Corp	1,395,021
36,242	*	Sterling Construction Co, Inc	411,709
36,834		Sun Hydraulics Corp	1,709,098
128,452	*	Sunrun, Inc	1,574,822
23,753		Tennant Co	1,451,783
37,059	*	Textainer Group Holdings Ltd	434,702
44,452	*	Thermon Group Holdings	959,274
65,779		Titan International, Inc	464,400
27,422	*	Titan Machinery, Inc	390,764
20,560	*	TPI Composites, Inc	519,346
76,321	*	Trex Co, Inc	4,678,477
60,156	*	Trimas Corp	1,771,594
68,567		Triton International Ltd	2,205,800
65,044		Triumph Group, Inc	1,187,053
50,576	*	Tutor Perini Corp	783,928
9,908	*	Twin Disc, Inc	189,540
253

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

77,759		Universal Forest Products, Inc	$2,198,247
15,852	*	Vectrus, Inc	424,834
15,341	*	Veritiv Corp	511,469
22,660	*	Vicor Corp	908,666
46,908	*,e	Vivint Solar, Inc	243,453
75,939		Wabash National Corp	1,146,679
35,844		Watts Water Technologies, Inc (Class A)	2,510,872
73,132	*	Wesco Aircraft Holdings, Inc	744,484
3,809	*	Willis Lease Finance Corp	131,868
49,666	*,e	Willscot Corp	737,043
69,602		Woodward Governor Co	5,125,491
		TOTAL CAPITAL GOODS	243,199,608

COMMERCIAL & PROFESSIONAL SERVICES - 4.0%
86,077		ABM Industries, Inc	2,646,868
57,359	*	Acacia Research (Acacia Technologies)	188,137
141,133		ACCO Brands Corp	1,138,943
94,744	*	Advanced Disposal Services, Inc	2,566,615
9,405		Barrett Business Services, Inc	591,763
11,256		BG Staffing, Inc	290,855
60,916		Brady Corp (Class A)	2,454,306
31,854	*	BrightView Holdings, Inc	468,891
65,514		Brink’s Co	4,344,888
51,880	*	Casella Waste Systems, Inc (Class A)	1,689,213
67,513	*	CBIZ, Inc	1,497,438
34,683	*	Ceco Environmental Corp	258,041
9,534	*	Charah Solutions, Inc	71,600
28,641	*	Cimpress NV	3,579,839
1,670		Compx International, Inc	21,777
155,681		Covanta Holding Corp	2,286,954
11,364		CRA International, Inc	478,993
62,355		Deluxe Corp	2,943,780
33,641		Ennis, Inc	651,290
49,764		Essendant, Inc	633,993
68,160		Exponent, Inc	3,439,354
13,702		Forrester Research, Inc	551,917
11,828	*	Franklin Covey Co	264,238
49,277	*	FTI Consulting, Inc	3,405,533
14,730	*	GP Strategies Corp	215,205
96,378	e	Healthcare Services Group	3,911,983
24,278		Heidrick & Struggles International, Inc	837,834
17,579	*	Heritage-Crystal Clean, Inc	404,141
76,643		Herman Miller, Inc	2,525,387
57,473		HNI Corp	2,177,652
29,840	*	Huron Consulting Group, Inc	1,625,982
24,415		ICF International, Inc	1,797,921
53,029	*	Innerworkings, Inc	381,278
49,485		Insperity, Inc	5,435,927
78,815		Interface, Inc	1,283,896
43,934		Kelly Services, Inc (Class A)	1,032,010
29,909		Kforce, Inc	921,795
42,894		Kimball International, Inc (Class B)	706,035
65,135		Knoll, Inc	1,292,930
254

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

73,096		Korn/Ferry International	$3,299,553
42,241		LSC Communications, Inc	398,333
40,463		Matthews International Corp (Class A)	1,684,070
32,295		McGrath RentCorp	1,724,230
24,320	*	Mistras Group, Inc	483,968
57,769		Mobile Mini, Inc	2,375,461
44,759		MSA Safety, Inc	4,674,630
18,227		Multi-Color Corp	968,947
56,853		Navigant Consulting, Inc	1,228,025
9,268	*	NL Industries, Inc	49,120
65,391	*	On Assignment, Inc	4,386,428
239,136		Pitney Bowes, Inc	1,583,080
40,264		Quad Graphics, Inc	621,274
43,007		Resources Connection, Inc	701,874
96,389		RR Donnelley & Sons Co	565,803
29,849	*	SP Plus Corp	953,974
109,604		Steelcase, Inc (Class A)	1,819,426
18,608		Systemax, Inc	601,224
37,961	*,e	Team, Inc	755,424
72,432		Tetra Tech, Inc	4,783,410
57,829	*	TriNet Group, Inc	2,717,385
53,148	*	TrueBlue, Inc	1,239,943
19,968		Unifirst Corp	2,981,222
29,217		US Ecology, Inc	2,043,145
27,339		Viad Corp	1,309,265
10,321		VSE Corp	323,667
51,712	*	WageWorks, Inc	2,058,655
11,159	*	Willdan Group, Inc	337,002
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	107,683,740

CONSUMER DURABLES & APPAREL - 2.7%
45,722		Acushnet Holdings Corp	1,116,988
68,521	*	American Outdoor Brands Corp	937,367
12,138		Bassett Furniture Industries, Inc	239,725
45,377	*	Beazer Homes USA, Inc	399,771
122,946		Callaway Golf Co	2,631,044
11,198	*	Cavco Industries, Inc	2,246,431
34,126	*	Century Communities, Inc	724,154
24,098		Clarus Corp	236,160
87,871	*	CROCS, Inc	1,804,870
12,782		Culp, Inc	295,903
38,899	*	Deckers Outdoor Corp	4,946,786
12,451		Escalade, Inc	145,677
32,938		Ethan Allen Interiors, Inc	630,433
8,919		Flexsteel Industries, Inc	226,721
61,653	*	Fossil Group, Inc	1,338,487
56,256	*	G-III Apparel Group Ltd	2,242,364
152,925	*,e	GoPro, Inc	1,004,717
27,060	*	Green Brick Partners, Inc	254,364
7,853		Hamilton Beach Brands Holding Co	182,347
34,125	*	Helen of Troy Ltd	4,235,595
14,989		Hooker Furniture Corp	438,728
255

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

147,864	*	Hovnanian Enterprises, Inc (Class A)	$215,881
29,503	*	Installed Building Products Inc	898,661
35,053	*,e	iRobot Corp	3,090,623
6,565		Johnson Outdoors, Inc	494,410
108,940		KB Home	2,175,532
61,927		La-Z-Boy, Inc	1,721,571
24,009	*,e	LGI Homes, Inc	1,027,345
11,479		Lifetime Brands, Inc	118,808
4,552	*,e	Lovesac Co	86,670
36,856	*	M/I Homes, Inc	890,810
27,762	*	Malibu Boats Inc	1,116,032
9,223		Marine Products Corp	187,873
24,553	*	MCBC Holdings, Inc	728,733
59,374		MDC Holdings, Inc	1,668,409
49,112	*	Meritage Homes Corp	1,829,422
20,906		Movado Group, Inc	805,090
4,690		Nacco Industries, Inc (Class A)	161,993
41,330	*	Nautilus, Inc	505,466
16,885	*	New Home Co Inc	120,390
21,872		Oxford Industries, Inc	1,946,171
5,620	*,e	Purple Innovation, Inc	39,059
8,337		Rocky Brands, Inc	239,439
56,475	*	Roku, Inc	3,140,010
40,138		Skyline Corp	956,489
20,662	*	Sonos, Inc	262,614
112,893		Steven Madden Ltd	3,530,164
21,376		Sturm Ruger & Co, Inc	1,269,521
10,648		Superior Uniform Group, Inc	185,169
152,558	*	Taylor Morrison Home Corp	2,523,309
46,205	*	TopBuild Corp	2,107,872
195,500	*	TRI Pointe Homes, Inc	2,326,450
64,701		Tupperware Corp	2,271,005
9,612	*,e	Turtle Beach Corp	170,613
20,710	*	Unifi, Inc	474,052
18,892	*	Universal Electronics, Inc	590,753
27,669	*	Vera Bradley, Inc	364,954
75,937	*	Vista Outdoor, Inc	949,213
28,735	*,e	Vuzix Corp	174,709
40,586	*	William Lyon Homes, Inc	550,346
119,608		Wolverine World Wide, Inc	4,206,613
36,584	*	Zagg, Inc	443,032
		TOTAL CONSUMER DURABLES & APPAREL	72,843,908

CONSUMER SERVICES - 3.8%
77,352	*	Adtalem Global Education, Inc	3,916,332
20,694	*	American Public Education, Inc	677,315
89,451		BBX Capital Corp	523,288
116,819	*	Belmond Ltd.	1,999,941
117	*	Biglari Holdings, Inc (A Shares)	87,750
1,213	*	Biglari Holdings, Inc (B Shares)	172,853
25,886		BJ’s Restaurants, Inc	1,583,706
111,131		Bloomin’ Brands, Inc	2,217,063
12,062	e	Bluegreen Vacations Corp	158,012
256

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

26,593	*	Bojangles’, Inc	$420,435
106,074		Boyd Gaming Corp	2,817,325
55,733	e	Brinker International, Inc	2,416,026
23,350	*	Cambium Learning Group, Inc	335,773
89,168	*	Career Education Corp	1,282,236
25,532		Carriage Services, Inc	486,640
45,540	*	Carrols Restaurant Group, Inc	599,306
32,974	*	Century Casinos, Inc	205,758
55,906	e	Cheesecake Factory	2,702,496
141,500	*	Chegg, Inc	3,860,120
15,383		Churchill Downs, Inc	3,839,751
21,936	*	Chuy’s Holdings, Inc	534,580
24,927	e	Cracker Barrel Old Country Store, Inc	3,955,416
51,597		Dave & Buster’s Entertainment, Inc	3,072,601
38,917	*	Del Frisco’s Restaurant Group, Inc	262,690
45,597	*	Del Taco Restaurants, Inc	497,007
81,832	*	Denny’s Corp	1,419,785
21,485		DineEquity, Inc	1,741,144
77,227	*	Drive Shack, Inc	412,392
29,966	*	El Pollo Loco Holdings, Inc	374,875
86,074	*	Eldorado Resorts, Inc	3,141,701
3,992	*,e	Empire Resorts, Inc	25,629
30,326	*	Fiesta Restaurant Group, Inc	782,714
23,503	*	Golden Entertainment, Inc	427,050
29,227	*	Habit Restaurants, Inc	371,183
140,402	*	Houghton Mifflin Harcourt Co	940,693
31,540		International Speedway Corp (Class A)	1,183,065
16,109	*	J Alexander’s Holdings, Inc	169,950
35,037		Jack in the Box, Inc	2,765,470
49,673	*	K12, Inc	1,063,499
107,711	*	Laureate Education, Inc	1,603,817
23,604	*	Lindblad Expeditions Holdings, Inc	318,890
50,232		Marriott Vacations Worldwide Corp	4,445,030
16,198	*	Monarch Casino & Resort, Inc	627,996
3,345		Nathan’s Famous, Inc	250,507
20,119	*	Noodles & Co	189,722
29,506	e	Papa John’s International, Inc	1,609,257
139,642	*	Penn National Gaming, Inc	3,390,508
115,134	*	Planet Fitness, Inc	5,651,928
28,303	*	PlayAGS, Inc	686,348
33,767	*	Potbelly Corp	394,399
10,626		RCI Hospitality Holdings, Inc	278,189
20,975	*	Red Lion Hotels Corp	229,257
17,053	*	Red Robin Gourmet Burgers, Inc	515,001
90,581		Red Rock Resorts, Inc	2,096,044
46,742	*	Regis Corp	787,135
37,954		Ruth’s Chris Steak House, Inc	1,025,897
70,731	*	Scientific Games Corp (Class A)	1,574,472
70,582	*	SeaWorld Entertainment, Inc	1,843,602
31,408	*	Shake Shack, Inc	1,661,169
44,793		Sonic Corp	1,938,641
49,139	*	Sotheby’s (Class A)	2,063,838
257

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

13,226		Speedway Motorsports, Inc	$205,400
26,805		Strategic Education Inc	3,372,605
87,753		Texas Roadhouse, Inc (Class A)	5,305,546
17,676	*	Town Sports International Holdings, Inc	135,752
49,664	*	Weight Watchers International, Inc	3,282,790
37,077		Wingstop, Inc	2,321,762
28,330	*,e	Zoe’s Kitchen, Inc	360,358
		TOTAL CONSUMER SERVICES	101,609,430

DIVERSIFIED FINANCIALS - 3.2%
36,508		AG Mortgage Investment Trust	631,588
127,054		Anworth Mortgage Asset Corp	553,955
158,939		Apollo Commercial Real Estate Finance, Inc	2,973,749
81,330		Arbor Realty Trust, Inc	982,466
37,997		Ares Commercial Real Estate Corp	549,817
41,326	e	Arlington Asset Investment Corp (Class A)	347,552
54,639		ARMOUR Residential REIT, Inc	1,190,037
63,900		Artisan Partners Asset Management, Inc	1,751,499
931	*,e	Ashford, Inc	58,690
3,336		Associated Capital Group, Inc	129,303
23,987		B. Riley Financial, Inc	461,750
41,045		Banco Latinoamericano de Exportaciones S.A. (Class E)	704,332
144,099		Blackstone Mortgage Trust, Inc	4,861,900
87,572	*	Cannae Holdings, Inc	1,617,455
127,516		Capstead Mortgage Corp	874,760
23,166		Cherry Hill Mortgage Investment Corp	414,903
30,915		Cohen & Steers, Inc	1,186,827
110,786		Colony Credit Real Estate, Inc	2,364,173
40,181	*	Cowen Group, Inc	594,679
15,181	*	Curo Group Holdings Corp	213,597
4,420		Diamond Hill Investment Group, Inc	761,036
43,644	*	Donnelley Financial Solutions, Inc	678,664
77,709		Dynex Capital, Inc	449,935
26,873	*	Elevate Credit, Inc	114,479
34,041	*,e	Encore Capital Group, Inc	864,982
43,284	*	Enova International, Inc	1,023,667
43,510		Exantas Capital Corp	493,403
62,156	*	Ezcorp, Inc (Class A)	617,831
125,619		Federated Investors, Inc (Class B)	3,099,021
182,726	*	FGL Holdings	1,443,535
56,013		FirstCash, Inc	4,503,445
24,251	*	Focus Financial Partners, Inc	926,388
42,779	e	Gain Capital Holdings, Inc	326,832
3,706		GAMCO Investors, Inc (Class A)	76,047
54,753		Granite Point Mortgage Trust, Inc	1,018,953
17,588		Great Ajax Corp	229,348
62,979	*	Green Dot Corp	4,770,029
25,072	e	Greenhill & Co, Inc	552,838
20,028		Hamilton Lane, Inc	768,675
42,472		Houlihan Lokey, Inc	1,748,997
20,946	*	INTL FCStone, Inc	948,435
144,376		Invesco Mortgage Capital, Inc	2,177,190
42,944		Investment Technology Group, Inc	1,180,101
258

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

8,147		iShares Russell 2000 Index Fund	$1,222,294
25,740		KKR Real Estate Finance Trust, Inc	516,859
116,386		Ladder Capital Corp	1,959,940
127,467		Ladenburg Thalmann Financial Services, Inc	353,084
425,373	*	LendingClub Corp	1,373,955
11,119		Marlin Business Services Corp	295,543
57,393		Moelis & Co	2,316,381
24,746		Nelnet, Inc (Class A)	1,392,952
171,599		New York Mortgage Trust, Inc	1,053,618
35,784	*,m	NewStar Financial, Inc	9,288
106,397		OM Asset Management plc	1,212,926
64,425	*	On Deck Capital, Inc	444,532
14,277		Oppenheimer Holdings, Inc	439,161
70,902		Orchid Island Capital, Inc	463,699
77,519		PennyMac Mortgage Investment Trust	1,496,892
27,062		Pico Holdings, Inc	309,048
19,013		Piper Jaffray Cos	1,319,122
25,784		PJT Partners, Inc	1,169,047
58,729	*,e	PRA Group, Inc	1,811,202
19,726		Pzena Investment Management, Inc (Class A)	198,444
24,521		Ready Capital Corp	375,662
102,722		Redwood Trust, Inc	1,686,695
12,014	*	Regional Management Corp	346,724
23,190	*	Safeguard Scientifics, Inc	198,274
9,050	*	Siebert Financial Corp	124,437
8,405		Silvercrest Asset Management Group, Inc	120,864
90,035		Stifel Financial Corp	4,116,400
46,440		TPG RE Finance Trust, Inc	920,441
1,276		Value Line, Inc	32,219
9,146		Virtus Investment Partners, Inc	908,564
100,229		Waddell & Reed Financial, Inc (Class A)	1,911,367
58,650		Western Asset Mortgage Capital Corp	584,740
11,159		Westwood Holdings Group, Inc	472,584
151,288		WisdomTree Investments, Inc	1,175,508
8,374	*	World Acceptance Corp	849,877
		TOTAL DIVERSIFIED FINANCIALS	84,419,206

ENERGY - 4.5%
203,499	*	Abraxas Petroleum Corp	374,438
2,617		Adams Resources & Energy, Inc	106,119
135,015	*,e	Alta Mesa Resources, Inc	425,297
40,509	*,e	Amyris, Inc	301,792
50,922	*,e	Approach Resources, Inc	85,040
23,484		Arch Coal, Inc	2,252,116
163,840		Archrock, Inc	1,680,998
43,529	*	Ardmore Shipping Corp	281,197
27,059	*	Basic Energy Services, Inc	210,248
16,962		Berry Petroleum Co LLC	237,468
24,238	*	Bonanza Creek Energy, Inc	624,128
43,251	*,e	Bristow Group, Inc	476,193
82,186	*	C&J Energy Services, Inc	1,543,453
48,349	*	Cactus, Inc	1,617,758
259

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

58,985	*	California Resources Corp	$1,848,590
289,980	*	Callon Petroleum Co	2,891,101
27,152	*,e	CARBO Ceramics, Inc	131,144
112,655	*	Carrizo Oil & Gas, Inc	2,051,448
180,996	*	Clean Energy Fuels Corp	400,001
86,813	*	Cloud Peak Energy, Inc	148,450
36,231	*	CONSOL Energy, Inc	1,443,443
40,036	*,e	Covia Holdings Corp	231,408
21,060	e	CVR Energy, Inc	905,580
25,756	*	Dawson Geophysical Co	144,491
108,809		Delek US Holdings, Inc	3,995,466
592,427	*	Denbury Resources, Inc	2,043,873
124,521		DHT Holdings, Inc	626,341
81,115	*,e	Diamond Offshore Drilling, Inc	1,150,211
33,816	*	Dorian LPG Ltd	268,837
48,377	*	Dril-Quip, Inc	2,058,925
24,651	*	Earthstone Energy, Inc	202,878
153,056	*,e	Eclipse Resources Corp	174,484
114,091	*,e	Energy Fuels, Inc	384,487
82,025	*,e	EP Energy Corp	147,645
23,812	*	Era Group, Inc	269,552
32,819		Evolution Petroleum Corp	338,036
43,933	*	Exterran Corp	917,760
102,269	*	Forum Energy Technologies, Inc	916,330
98,960	*	Frank’s International NV	702,616
106,284	*,e	Frontline Ltd	759,931
39,427	*	FTS International, Inc	505,060
52,462		GasLog Ltd	1,073,372
123,270		Golar LNG Ltd	3,301,171
10,568	*	Goodrich Petroleum Corp	159,260
48,083		Green Plains Renewable Energy, Inc	819,334
4,530	*,e	Gulfmark Offshore, Inc	152,616
226,625	*	Gulfport Energy Corp	2,064,554
163,741	*,e	Halcon Resources Corp	543,620
17,984		Hallador Energy Co	117,975
184,517	*	Helix Energy Solutions Group, Inc	1,572,085
139,241	*	HighPoint Resources Corp	517,976
39,698	*	Independence Contract Drilling, Inc	159,189
30,727	*	International Seaways, Inc	660,938
12,974	*	ION Geophysical Corp	153,223
815	*,e	Isramco, Inc	88,713
84,255	*	Jagged Peak Energy, Inc	1,038,022
74,382	*	Keane Group, Inc	934,982
17,646	*	Key Energy Services, Inc	159,696
26,044	*	KLX Energy Services Holdings, Inc	752,411
199,517	*	Laredo Petroleum Holdings, Inc	1,045,469
57,072	e	Liberty Oilfield Services, Inc	1,083,227
64,350	*,e	Lilis Energy, Inc	173,745
18,482		Mammoth Energy Services, Inc	461,311
135,807	*	Matador Resources Co	3,916,674
35,420	*	Matrix Service Co	720,089
232,981	*	McDermott International, Inc	1,800,943
21,768	*	Midstates Petroleum Co, Inc	156,947
260

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

14,645	*	Natural Gas Services Group, Inc	$282,648
12,987	*	NCS Multistage Holdings, Inc	146,753
115,717	*	Newpark Resources, Inc	950,037
9,330	*	NextDecade Corp	48,423
20,707	*	Nine Energy Service, Inc	766,780
315,449	*	Noble Corp plc	1,583,554
189,538	e	Nordic American Tanker Shipping	490,903
250,575	*	Northern Oil And Gas, Inc	736,690
351,271	*	Oasis Petroleum, Inc	3,533,786
72,226	*	Ocean Rig UDW, Inc	2,187,726
127,558	*	Oceaneering International, Inc	2,415,949
75,681	*	Oil States International, Inc	1,685,416
95,875	*	Overseas Shipholding Group, Inc	301,047
18,403		Panhandle Oil and Gas, Inc (Class A)	327,389
42,073	*	Par Pacific Holdings, Inc	743,851
86,236	*	PDC Energy, Inc	3,660,718
100,944		Peabody Energy Corp	3,578,465
16,155	*	Penn Virginia Corp	1,111,141
13,161	*	PHI, Inc	102,524
102,039	*	Pioneer Energy Services Corp	303,056
28,861	*	Profire Energy, Inc	65,803
91,580	*	ProPetro Holding Corp	1,616,387
7,077	*,e	Quintana Energy Services, Inc	45,222
49,898	*	Renewable Energy Group, Inc	1,550,830
27,718	*,e	Resolute Energy Corp	771,392
7,925	*	Rex American Resources Corp	587,797
15,435	*	RigNet, Inc	263,938
76,867	*	Ring Energy, Inc	548,062
2,865	*,e	Rosehill Resources, Inc	15,070
166,287	*	Rowan Cos plc	2,645,626
101,466	*,e	Sanchez Energy Corp	168,434
40,933	*	SandRidge Energy, Inc	366,350
358,320		Scorpio Tankers, Inc	641,393
21,909	*	SEACOR Holdings, Inc	1,051,413
22,140	*	SEACOR Marine Holdings, Inc	404,719
60,727	*	Select Energy Services, Inc	580,550
103,763		SemGroup Corp	1,918,578
107,455	e	Ship Finance International Ltd	1,343,187
8,148	*	SilverBow Resources, Inc	213,966
29,965	*,e	Smart Sand, Inc	83,003
37,003	*	Solaris Oilfield Infrastructure, Inc	488,440
766,407	*	Southwestern Energy Co	4,092,613
311,333	*	SRC Energy, Inc	2,204,238
191,358	*	Superior Energy Services	1,498,333
27,145	*	Talos Energy, Inc	707,399
94,347	e	Teekay Corp	625,521
294,434	e	Teekay Tankers Ltd (Class A)	326,822
109,210	*,e	Tellurian, Inc	873,680
167,668	*	Tetra Technologies, Inc	497,974
31,858	*	Tidewater, Inc	855,387
194,970	*,e	Ultra Petroleum Corp	233,964
70,159	*	Unit Corp	1,622,778
261

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

209,020	*,e	Uranium Energy Corp	$277,997
101,052	e	US Silica Holdings Inc	1,414,728
119,945	*	W&T Offshore, Inc	808,429
33,469	*,e	WildHorse Resource Development Corp	709,877
85,173		World Fuel Services Corp	2,725,536
65,032	*,e	Zion Oil & Gas, Inc	72,836
		TOTAL ENERGY	119,377,003

FOOD & STAPLES RETAILING - 0.5%
36,075		Andersons, Inc	1,298,700
29,757	*	Chefs’ Warehouse Holdings, Inc	1,000,728
19,314		Ingles Markets, Inc (Class A)	636,203
11,393	*	Natural Grocers by Vitamin C	206,441
132,757	*	Performance Food Group Co	3,892,435
28,832		Pricesmart, Inc	2,022,565
1,389,952	*,e	Rite Aid Corp	1,667,942
42,171	*	Smart & Final Stores, Inc	212,963
50,282		Spartan Stores, Inc	897,534
65,338	*	United Natural Foods, Inc	1,419,795
9,198		Village Super Market (Class A)	226,639
12,577		Weis Markets, Inc	580,429
		TOTAL FOOD & STAPLES RETAILING	14,062,374

FOOD, BEVERAGE & TOBACCO - 1.6%
175,658	*,e	22nd Century Group, Inc	425,092
3,777		Alico, Inc	125,019
84,525	e	B&G Foods, Inc (Class A)	2,201,031
10,818	*	Boston Beer Co, Inc (Class A)	3,324,263
20,229	e	Calavo Growers, Inc	1,962,213
39,900		Cal-Maine Foods, Inc	1,941,933
102,357	*,e	Castle Brands, Inc	97,106
27,868	*,e	Celsius Holdings, Inc	111,193
6,127		Coca-Cola Bottling Co Consolidated	1,057,704
15,091	*	Craft Brewers Alliance, Inc	276,769
212,754	*	Darling International, Inc	4,395,498
113,908		Dean Foods Co	910,125
12,253	*	Farmer Bros Co	295,420
41,270		Fresh Del Monte Produce, Inc	1,363,148
34,891	*	Freshpet, Inc	1,329,347
126,439	*	Hostess Brands, Inc	1,314,966
19,926		J&J Snack Foods Corp	3,111,644
11,163		John B. Sanfilippo & Son, Inc	703,939
24,741		Lancaster Colony Corp	4,240,113
31,585	*	Landec Corp	432,399
20,803		Limoneira Co	512,794
17,754		MGP Ingredients, Inc	1,263,552
15,312	*,e	National Beverage Corp	1,415,594
42,468	*	Primo Water Corp	707,941
12,279	*	Pyxus International, Inc	291,503
26,602		Sanderson Farms, Inc	2,617,371
8,108	*	Seneca Foods Corp	256,456
78,633	*	Simply Good Foods Co	1,490,882
262

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

23,187	e	Tootsie Roll Industries, Inc	$732,014
11,016		Turning Point Brands, Inc	452,758
31,832		Universal Corp	2,160,119
133,676		Vector Group Ltd	1,807,299
		TOTAL FOOD, BEVERAGE & TOBACCO	43,327,205

HEALTH CARE EQUIPMENT & SERVICES - 6.8%
22,494	*,e	AAC Holdings, Inc	123,942
113,532	*	Accuray, Inc	509,759
12,943	*	Addus HomeCare Corp	847,766
224,559	*	Allscripts Healthcare Solutions, Inc	2,674,498
34,453	*	Amedisys, Inc	3,789,830
15,955	*	American Renal Associates Holdings, Inc	307,772
61,994	*	AMN Healthcare Services, Inc	3,138,136
50,496	*	Angiodynamics, Inc	1,031,633
18,788	*	Anika Therapeutics, Inc	671,859
200,414	*	Antares Pharma, Inc	599,238
4,283	*	Apollo Medical Holdings, Inc	87,587
43,555	*	AtriCure, Inc	1,385,484
1,877		Atrion Corp	1,280,452
60,188	*	Avanos Medical, Inc	3,406,641
44,655	*	AxoGen, Inc	1,665,185
154,398	*	BioScrip, Inc	413,787
42,156	*	BioTelemetry, Inc	2,449,264
246,237	*	Brookdale Senior Living, Inc	2,198,896
28,891	*	Capital Senior Living Corp	260,019
42,337	*	Cardiovascular Systems, Inc	1,187,553
124,336	*	Castlight Health, Inc	307,110
174,584	*	Cerus Corp	1,169,713
23,908	*	Civitas Solutions, Inc	345,710
113,135	*,e	Community Health Systems, Inc	357,507
15,932	e	Computer Programs & Systems, Inc	398,300
33,076		Conmed Corp	2,230,315
11,151	*	Corvel Corp	646,312
48,155	*	Cross Country Healthcare, Inc	425,209
46,239	*	CryoLife, Inc	1,432,484
36,024	*,e	CryoPort, Inc	399,866
17,592	*	Cutera, Inc	357,118
41,296	*,e	CytoSorbents Corp	412,960
72,471	*	Diplomat Pharmacy, Inc	1,437,825
7,775	*,e	ElectroCore LLC	77,983
109,817	*	Endologix, Inc	133,977
64,644		Ensign Group, Inc	2,394,414
88,921	*,e	Evolent Health, Inc	1,974,046
7,193	*	FONAR Corp	177,955
83,287	*	Genesis Health Care, Inc	128,262
63,403	*	GenMark Diagnostics, Inc	337,938
43,691	*,e	Glaukos Corp	2,531,456
94,697	*	Globus Medical, Inc	5,004,737
66,958	*	Haemonetics Corp	6,995,102
70,108	*	HealthEquity, Inc	6,435,915
36,431		HealthStream, Inc	958,500
263

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

19,882	*,e	Helius Medical Technologies, Inc	$203,592
8,940	*	Heska Corp	895,967
108,230	*	HMS Holdings Corp	3,119,189
22,778	*	Inogen Inc	4,318,025
88,655	*,e	Inovalon Holdings, Inc	834,244
11,186	*,e	Inspire Medical Systems, Inc	448,335
41,200	*	Integer Holding Corp	3,068,164
10,304	*	IntriCon Corp	431,531
44,929		Invacare Corp	580,483
7,027	*,e	iRadimed Corp	175,394
30,913	*	iRhythm Technologies, Inc	2,388,338
54,034	*	K2M Group Holdings, Inc	1,479,451
51,630	*	Lantheus Holdings, Inc	721,271
21,751		LeMaitre Vascular, Inc	580,752
37,989	*	LHC Group, Inc	3,473,334
45,156	*	LifePoint Hospitals, Inc	2,928,818
63,464	*	LivaNova plc	7,107,333
32,094	*	Magellan Health Services, Inc	2,088,036
74,617	*	Medidata Solutions, Inc	5,245,575
54,231		Meridian Bioscience, Inc	879,084
68,686	*	Merit Medical Systems, Inc	3,923,344
20,810	*,e	NantHealth, Inc	32,255
15,986		National Healthcare Corp	1,271,367
13,460		National Research Corp	512,153
41,916	*	Natus Medical, Inc	1,252,450
64,802	*	Neogen Corp	3,934,777
8,226	*	Neuronetics, Inc	209,598
37,826	*	Nevro Corp	1,844,396
68,874	*	NextGen Healthcare, Inc	1,017,269
96,080	*	Novocure Ltd	3,184,091
66,727	*	NuVasive, Inc	3,748,056
20,857	*	Nuvectra Corp	417,349
83,555	*	NxStage Medical, Inc	2,371,291
49,654	*	Omnicell, Inc	3,510,538
81,319	*	OraSure Technologies, Inc	1,130,334
22,707	*	Orthofix International NV	1,381,040
10,914	*,e	OrthoPediatrics Corp	379,043
79,152		Owens & Minor, Inc	625,301
32,414	*	Oxford Immunotec Global plc	499,500
104,080	e	Patterson Cos, Inc	2,350,126
14,746	*,e	PetIQ, Inc	466,858
14,497	*	Providence Service Corp	958,107
10,716	*,e	Pulse Biosciences, Inc	137,272
44,316	*	Quidel Corp	2,852,178
34,774	*,e	Quorum Health Corp	138,400
135,150	*	R1 RCM, Inc	1,144,720
54,495	*	RadNet, Inc	806,526
56,389	*,e	Rockwell Medical, Inc	230,067
65,561	*	RTI Biologics, Inc	300,269
14,173	*	SeaSpine Holdings Corp	243,350
143,762	*	Select Medical Holdings Corp	2,383,574
107,559	*,e	Senseonics Holdings, Inc	399,044
31,788	*	Sientra, Inc	654,515
264

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

12,818		Simulations Plus, Inc	$259,052
57,133	*	Staar Surgical Co	2,291,605
28,263	*,e	Surgery Partners, Inc	384,094
16,853	*	SurModics, Inc	1,068,986
22,342	*	Tabula Rasa HealthCare, Inc	1,650,627
22,682	*	Tactile Systems Technology, Inc	1,485,217
65,695	*	Tandem Diabetes Care, Inc	2,470,789
86,645	*	Teladoc, Inc	6,007,964
109,306	*	Tenet Healthcare Corp	2,812,443
51,146	*	Tivity Health, Inc	1,759,934
207,890	*,e	TransEnterix, Inc	679,800
29,127	*	Triple-S Management Corp (Class B)	499,819
15,957		US Physical Therapy, Inc	1,715,697
4,059		Utah Medical Products, Inc	353,864
50,565	*	Varex Imaging Corp	1,312,667
76,927	*,e	ViewRay, Inc	665,419
38,450	*	Vocera Communications, Inc	1,334,599
159,602	*,e	Wright Medical Group NV	4,306,062
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	181,434,727

HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
12,748	*	Central Garden & Pet Co	414,055
53,093	*	Central Garden and Pet Co (Class A)	1,574,207
69,474	*	Edgewell Personal Care Co	3,333,362
27,183	*,e	elf Beauty, Inc	288,412
23,206		Inter Parfums, Inc	1,368,922
15,209		Medifast, Inc	3,219,441
11,372	e	Natural Health Trends Corp	258,599
12,223	*	Nature’s Sunshine Products, Inc	108,174
5,962		Oil-Dri Corp of America	184,405
13,484	*,e	Revlon, Inc (Class A)	283,164
16,224	*	USANA Health Sciences, Inc	1,898,532
17,635		WD-40 Co	2,946,456
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	15,877,729

INSURANCE - 2.8%
59,293	*	AMBAC Financial Group, Inc	1,220,250
116,279		American Equity Investment Life Holding Co	3,630,230
25,925		Amerisafe, Inc	1,687,458
146,288	e	Amtrust Financial Services, Inc	2,097,770
43,106		Argo Group International Holdings Ltd	2,655,761
56,176	*,e	Citizens, Inc (Class A)	441,543
211,775		Conseco, Inc	4,002,547
14,063		Crawford & Co (Class B)	129,520
9,879		Donegal Group, Inc (Class A)	132,675
26,133	*	eHealth, Inc	897,930
10,262		EMC Insurance Group, Inc	245,980
41,537		Employers Holdings, Inc	1,909,041
15,868	*	Enstar Group Ltd	2,881,629
13,257		FBL Financial Group, Inc (Class A)	914,468
14,809		FedNat Holding Co	318,838
265

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

669,712	*	Genworth Financial, Inc (Class A)	$2,866,367
9,538		Global Indemnity Ltd	341,460
11,906	*,e	Goosehead Insurance, Inc	408,138
41,579	*	Greenlight Capital Re Ltd (Class A)	481,901
17,649	*	Hallmark Financial Services	196,610
9,428		HCI Group, Inc	411,721
17,456	*,e	Health Insurance Innovations, Inc	853,598
25,807	e	Heritage Insurance Holdings, Inc	360,266
55,225		Horace Mann Educators Corp	2,169,238
7,770		Independence Holding Co	281,352
1,658		Investors Title Co	301,756
33,822		James River Group Holdings Ltd	1,302,147
68,990		Kemper Corp	5,187,358
10,652		Kingstone Cos, Inc	181,084
26,551		Kinsale Capital Group, Inc	1,585,360
85,136		Maiden Holdings Ltd	298,827
111,599	*,e	MBIA, Inc	1,104,830
81,257		National General Holdings Corp	2,263,820
3,048		National Western Life Group, Inc	820,765
26,723		Navigators Group, Inc	1,847,895
12,045	*	NI Holdings, Inc	188,384
55,583		Primerica, Inc	6,099,679
68,824		ProAssurance Corp	3,022,750
11,413		Protective Insurance Corp	263,070
51,265		RLI Corp	3,790,021
19,848		Safety Insurance Group, Inc	1,652,941
74,798		Selective Insurance Group, Inc	4,850,650
20,382		State Auto Financial Corp	647,944
30,471		Stewart Information Services Corp	1,257,843
105,283	*	Third Point Reinsurance Ltd	1,164,430
29,168		Tiptree Financial, Inc	171,800
34,164	*,e	Trupanion, Inc	862,983
28,307		United Fire & Casualty Co	1,523,766
27,826		United Insurance Holdings Corp	548,729
40,890		Universal Insurance Holdings, Inc	1,716,562
		TOTAL INSURANCE	74,191,685

MATERIALS - 3.9%
33,879	*,m	A Schulman, Inc	64,709
24,291	e	Advanced Emissions Solutions, Inc	240,481
39,670	*	AdvanSix, Inc	1,100,446
38,475	*,e	AgroFresh Solutions, Inc	219,692
400,728	*,e	AK Steel Holding Corp	1,482,694
163,043	*	Allegheny Technologies, Inc	4,221,183
37,167		American Vanguard Corp	598,389
41,588		Balchem Corp	3,894,716
49,385		Boise Cascade Co	1,520,564
61,327		Carpenter Technology Corp	2,674,470
63,613	*	Century Aluminum Co	505,087
9,844		Chase Corp	1,061,577
22,075	*	Clearwater Paper Corp	532,890
388,244	*	Cleveland-Cliffs, Inc	4,177,505
232,009	*	Coeur Mining, Inc	1,109,003
266

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

150,058		Commercial Metals Co	$2,860,105
44,099		Compass Minerals International, Inc	2,139,242
110,828	*	Ferro Corp	1,877,426
69,112	*,m	Ferroglobe plc	0
65,118	*	Flotek Industries, Inc	117,864
30,751	*,e	Forterra, Inc	138,687
35,430		FutureFuel Corp	581,052
90,721	*	GCP Applied Technologies, Inc	2,356,024
73,426		Gold Resource Corp	317,935
6,597		Greif, Inc	338,822
32,872		Greif, Inc (Class A)	1,554,846
64,117		H.B. Fuller Co	2,850,642
11,299		Hawkins, Inc	380,324
16,623		Haynes International, Inc	481,402
572,231		Hecla Mining Co	1,373,354
55,028	*	Ingevity Corp	5,011,950
26,038		Innophos Holdings, Inc	762,913
31,742		Innospec, Inc	2,124,175
130,310	*	Intrepid Potash, Inc	514,725
21,717		Kaiser Aluminum Corp	2,071,150
113,193		Kapstone Paper and Packaging Corp	3,961,755
19,134		KMG Chemicals, Inc	1,435,433
26,176	*	Koppers Holdings, Inc	700,208
39,581	*	Kraton Polymers LLC	1,090,061
30,034		Kronos Worldwide, Inc	421,377
185,028		Louisiana-Pacific Corp	4,028,060
27,806	*	LSB Industries, Inc	211,326
66,564	*	Marrone Bio Innovations, Inc	99,846
25,923		Materion Corp	1,473,204
46,628		Minerals Technologies, Inc	2,552,883
46,227		Myers Industries, Inc	733,160
22,200		Neenah Paper, Inc	1,786,212
10,497		Olympic Steel, Inc	197,973
59,660	*	Omnova Solutions, Inc	440,887
59,480		PH Glatfelter Co	1,064,692
103,275		PolyOne Corp	3,336,815
49,333	*	PQ Group Holdings, Inc	791,795
16,962		Quaker Chemical Corp	3,051,464
7,201	*	Ramaco Resources, Inc	53,647
65,233		Rayonier Advanced Materials, Inc	807,585
25,988	*	Ryerson Holding Corp	238,570
33,926		Schnitzer Steel Industries, Inc (Class A)	912,609
40,216		Schweitzer-Mauduit International, Inc	1,283,695
55,467		Sensient Technologies Corp	3,597,590
26,771		Stepan Co	2,211,017
145,025	*	Summit Materials, Inc	1,957,838
85,579	*	SunCoke Energy, Inc	958,485
10,086		Synalloy Corp	186,490
419,569	*	Tahoe Resources, Inc	994,379
56,520	*	TimkenSteel Corp	657,328
23,980	*	Trecora Resources	258,984
33,886		Tredegar Corp	630,280
267

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

55,988		Trinseo S.A.	$3,016,633
118,766		Tronox Ltd	1,359,871
7,781	*	UFP Technologies, Inc	268,600
2,097		United States Lime & Minerals, Inc	157,296
8,561	*	Universal Stainless & Alloy	168,138
21,442	*,e	US Concrete, Inc	699,867
47,510		Valhi, Inc	98,821
46,904	*	Verso Corp	1,318,471
55,064		Warrior Met Coal, Inc	1,541,792
55,617		Worthington Industries, Inc	2,329,240
		TOTAL MATERIALS	104,340,421

MEDIA & ENTERTAINMENT - 2.5%
65,573	e	AMC Entertainment Holdings, Inc	1,262,936
5,375		Beasley Broadcasting Group, Inc	35,851
6,160	*	Boston Omaha Corp	170,509
10,519	*,e	Cardlytics, Inc	222,582
28,412	*	Care.com, Inc	500,051
66,003	*	Cargurus, Inc	2,931,853
90,642	*	Cars.com, Inc	2,366,663
99,404	*	Central European Media Enterprises Ltd (Class A) (NASDAQ)	335,985
41,972		Clear Channel Outdoor Holdings, Inc (Class A)	244,277
1,313	*,e	Daily Journal Corp	311,233
34,372		Emerald Expositions Events, Inc	502,519
171,454	e	Entercom Communications Corp (Class A)	1,112,736
94,262		Entravision Communications Corp (Class A)	465,654
48,617	*,e	Eros International plc	485,198
61,362		EW Scripps Co (Class A)	1,032,109
39,757	*,e	Fluent, Inc	96,212
149,540		Gannett Co, Inc	1,450,538
147,051	*	Glu Mobile, Inc	1,036,710
102,936	*	Gray Television, Inc	1,781,822
22,106	*	Hemisphere Media Group, Inc	297,768
69,110	*	Imax Corp	1,337,970
11,678	*	Liberty Braves Group (Class A)	301,292
46,805	*	Liberty Braves Group (Class C)	1,212,249
147,257	*	Liberty Latin America Ltd	2,652,099
57,483	*	Liberty Latin America Ltd (Class A)	1,033,544
96,851	*	Liberty TripAdvisor Holdings, Inc	1,396,591
6,195	*,e	LiveXLive Media, Inc	18,337
17,107	*	Loral Space & Communications, Inc	763,999
24,198		Marcus Corp	944,206
82,233	*	MDC Partners, Inc	203,115
96,554	*	Meet Group, Inc	425,803
50,410	e	Meredith Corp	2,599,140
77,926	*	MSG Networks, Inc	1,991,009
104,440		National CineMedia, Inc	934,738
77,939		New Media Investment Group, Inc	1,095,043
170,335		New York Times Co (Class A)	4,496,844
57,785		Nexstar Broadcasting Group, Inc (Class A)	4,327,519
332,676	*	Pandora Media, Inc	2,827,746
48,642	*	QuinStreet, Inc	773,408
20,451	*	Reading International, Inc	296,949
268

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

28,402	*	Rosetta Stone, Inc	$590,478
4,295		Saga Communications, Inc	150,497
36,642		Scholastic Corp	1,589,530
93,998		Sinclair Broadcast Group, Inc (Class A)	2,692,103
24,793	*	TechTarget, Inc	503,794
281,289		TEGNA, Inc	3,246,075
5,847	*	Travelzoo, Inc	44,846
22,998	*	Tribune Publishing Co	347,040
118,942	*	TrueCar, Inc	1,353,560
43,015	*	WideOpenWest, Inc	418,966
55,885		World Wrestling Entertainment, Inc (Class A)	4,056,692
31,576	*	XO Group, Inc	1,092,845
105,122	*	Yelp, Inc	4,501,324
		TOTAL MEDIA & ENTERTAINMENT	66,862,557

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.7%
43,563	*,e	Abeona Therapeutics, Inc	374,642
128,996	*,e	Acadia Pharmaceuticals, Inc	2,512,842
33,936	*,e	Accelerate Diagnostics, Inc	507,004
50,749	*	Acceleron Pharma, Inc	2,576,527
39,307	*,e	Achaogen, Inc	151,332
186,007	*	Achillion Pharmaceuticals, Inc	531,980
32,612	*	Aclaris Therapeutics, Inc	387,757
56,679	*	Acorda Therapeutics, Inc	1,083,136
30,778	*,e	Adamas Pharmaceuticals, Inc	509,376
23,078	*,e	ADMA Biologics, Inc	123,929
90,961	*	Aduro Biotech, Inc	385,675
80,821	*	Adverum Biotechnologies, Inc	339,448
19,891	*	Aeglea BioTherapeutics, Inc	171,659
45,836	*	Aerie Pharmaceuticals, Inc	2,437,558
130,448	*,e	Agenus, Inc	207,412
55,692	*	Aimmune Therapeutics, Inc	1,480,293
17,976	*,e	Akcea Therapeutics, Inc	401,224
61,516	*	Akebia Therapeutics, Inc	460,755
118,762	*	Akorn, Inc	792,143
13,593	*	Albireo Pharma, Inc	363,069
75,606	*	Alder Biopharmaceuticals, Inc	960,196
19,428	*	Aldeyra Therapeutics, Inc	209,240
10,667	*,e	Allakos, Inc	515,749
14,146	*	Allena Pharmaceuticals, Inc	116,422
45,354	*	AMAG Pharmaceuticals, Inc	975,111
249,163	*,e	Amicus Therapeutics, Inc	2,785,642
114,466	*	Amneal Pharmaceuticals, Inc	2,111,898
47,435	*	Amphastar Pharmaceuticals, Inc	851,458
96,781	*,e	Ampio Pharmaceuticals, Inc	44,519
24,791	*	AnaptysBio, Inc	1,852,383
10,569	*	ANI Pharmaceuticals, Inc	512,914
48,505	*	Apellis Pharmaceuticals, Inc	678,585
17,152	*	Aptinyx, Inc	446,638
6,730	*	Aquestive Therapeutics, Inc	101,825
47,646	*	Aratana Therapeutics, Inc	283,017
52,216	*,e	Arbutus Biopharma Corp	221,396
269

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

12,770	*,e	Arcus Biosciences, Inc	$128,338
38,816	*	Ardelyx, Inc	106,744
64,602	*	Arena Pharmaceuticals, Inc	2,303,707
138,610	*	Arqule, Inc	536,421
265,310	*	Array Biopharma, Inc	4,298,022
112,143	*,e	Arrowhead Research Corp	1,426,459
5,372	*,e	Arsanis, Inc	7,198
26,844	*	Assembly Biosciences, Inc	614,191
78,571	*	Assertio Therapeutics, Inc.	381,462
53,846	*	Atara Biotherapeutics, Inc	1,839,918
55,771	*,e	Athenex, Inc	673,156
138,360	*,e	Athersys, Inc	258,733
44,011	*	Audentes Therapeutics, Inc	1,241,110
149,235	*,e	AVEO Pharmaceuticals, Inc	365,626
74,635	*	Avid Bioservices, Inc	391,087
7,848	*	Avrobio, Inc	235,911
48,601	*	Bellicum Pharmaceuticals, Inc	197,806
138,792	*	BioCryst Pharmaceuticals, Inc	1,015,957
37,940	*	Biohaven Pharmaceutical Holding Co Ltd	1,367,737
6,600	*	Biospecifics Technologies Corp	404,382
124,954	*,e	BioTime, Inc	243,660
53,527	*	Blueprint Medicines Corp	3,252,836
35,916	*	Calithera Biosciences, Inc	169,523
9,448	*,e	Calyxt, Inc	113,754
43,039	*	Cambrex Corp	2,293,548
41,603	*,e	Cara Therapeutics Inc	779,640
45,212	*	CareDx, Inc	1,180,485
73,710	*,e	CASI Pharmaceuticals, Inc	241,769
14,499	*	Catalyst Biosciences, Inc	129,041
139,214	*	Catalyst Pharmaceuticals, Inc	414,858
7,093	*	Celcuity, Inc	198,959
14,157	*,e	Cellular Biomedicine Group, Inc	180,077
28,623	*	ChemoCentryx, Inc	309,701
54,689	*	Chimerix, Inc	190,865
46,955	*,e	ChromaDex Corp	163,403
34,113	*,e	Clearside Biomedical, Inc	184,892
62,222	*	Clovis Oncology, Inc	723,642
67,251	*	Codexis, Inc	1,047,098
27,226	*,e	Cohbar, Inc	104,276
68,109	*	Coherus Biosciences, Inc	796,194
40,112	*,e	Collegium Pharmaceutical, Inc	643,798
25,979	*	Concert Pharmaceuticals Inc	387,607
5,204	*	Constellation Pharmaceuticals, Inc	32,161
61,803	*,e	Corbus Pharmaceuticals Holdings, Inc	411,608
129,805	*,e	Corcept Therapeutics, Inc	1,525,209
38,815	*,e	Corium International, Inc	491,010
16,921	*,e	Corvus Pharmaceuticals, Inc	128,430
8,973	*	Crinetics Pharmaceuticals, Inc	223,517
62,328	*,e	CTI BioPharma Corp	107,204
21,569	*,e	Cue Biopharma, Inc	136,747
79,342	*	Cymabay Therapeutics, Inc	837,058
66,985	*	Cytokinetics, Inc	448,130
56,526	*	CytomX Therapeutics, Inc	806,061
270

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

11,761	*	Deciphera Pharmaceuticals, Inc	$237,455
58,709	*	Denali Therapeutics, Inc	849,519
44,280	*	Dermira, Inc	555,714
60,490	*	Dicerna Pharmaceuticals Inc	796,048
18,020	*,e	Dova Pharmaceuticals, Inc	334,451
192,015	*	Durect Corp	192,015
80,789	*,e	Dynavax Technologies Corp	799,003
13,745	*,e	Eagle Pharmaceuticals, Inc	676,804
60,791	*	Editas Medicine, Inc	1,539,836
9,347	*,e	Eidos Therapeutics, Inc	114,314
26,241	*	Eloxx Pharmaceuticals, Inc	315,679
57,370	*	Emergent Biosolutions, Inc	3,510,470
22,121	*	Enanta Pharmaceuticals, Inc	1,706,856
293,353	*	Endo International plc	4,969,400
84,342	*,e	Endocyte, Inc	1,994,688
48,178	*	Enzo Biochem, Inc	159,951
66,872	*	Epizyme, Inc	538,320
29,892	*,e	Esperion Thereapeutics, Inc	1,357,994
6,542	*,e	Evelo Biosciences, Inc	59,598
13,561	*	Evolus, Inc	200,974
64,704	*	Fate Therapeutics, Inc	806,212
13,825	*,e	Fennec Pharmaceuticals, Inc	100,646
96,644	*	FibroGen, Inc	4,143,128
42,780	*	Five Prime Therapeutics, Inc	519,349
43,960	*,e	Flexion Therapeutics Inc	595,218
34,764	*	Fluidigm Corp	250,301
39,096	*,e	Fortress Biotech, Inc	32,583
10,521	*	Forty Seven, Inc	129,829
26,759	*	G1 Therapeutics, Inc	1,070,628
26,742	*	Genomic Health, Inc	1,917,669
217,928	*,e	Geron Corp	333,430
64,476	*	Global Blood Therapeutics, Inc	2,262,463
46,753	*	GlycoMimetics Inc	588,153
5,618	*,e	GTx, Inc	8,933
161,554	*	Halozyme Therapeutics, Inc	2,508,934
42,864	*	Harvard Bioscience, Inc	169,741
88,682	*	Heron Therapeutics, Inc	2,461,812
12,745	*,e	Homology Medicines, Inc	239,861
215,362	*	Horizon Pharma plc	3,921,742
29,494	*,e	Idera Pharmaceuticals, Inc	196,725
39,100	*	Immune Design Corp	56,304
184,654	*	Immunogen, Inc	1,002,671
187,236	*,e	Immunomedics, Inc	4,218,427
22,571	*,e	Innovate Biopharmaceuticals, Inc	95,024
88,759	*	Innoviva, Inc	1,239,076
117,830	*	Inovio Pharmaceuticals, Inc	580,902
98,415	*	Insmed, Inc	1,436,859
40,017	*,e	Insys Therapeutics, Inc	341,345
43,358	*,e	Intellia Therapeutics, Inc	736,219
28,420	*	Intercept Pharmaceuticals, Inc	2,728,604
38,660	*	Intersect ENT, Inc	1,084,800
57,308	*	Intra-Cellular Therapies, Inc	973,090
271

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

95,641	*,e	Intrexon Corp	$1,105,610
84,125	*	Invitae Corp	1,193,734
106,263	*	Iovance Biotherapeutics, Inc	964,868
178,883	*	Ironwood Pharmaceuticals, Inc	2,343,367
27,816	*,e	Jounce Therapeutics, Inc	112,377
125,524	*,e	Kadmon Holdings, Inc	297,492
16,484	*	Kala Pharmaceuticals, Inc	119,509
63,906	*	Karyopharm Therapeutics, Inc	673,569
115,326	*,e	Keryx Biopharmaceuticals, Inc	320,606
6,633	*,e	Kezar Life Sciences, Inc	164,034
44,759	*	Kindred Biosciences Inc	650,796
8,359	*	Kiniksa Pharmaceuticals Ltd	159,155
39,207	*	Kura Oncology, Inc	426,180
28,734	*,e	La Jolla Pharmaceutical Co	468,364
38,981	*,e	Lannett Co, Inc	142,670
57,103	*,e	Lexicon Pharmaceuticals, Inc	447,116
27,025	*	Ligand Pharmaceuticals, Inc (Class B)	4,453,990
6,286	*,e	Liquidia Technologies, Inc	102,965
34,982	*	Loxo Oncology, Inc	5,340,352
53,018		Luminex Corp	1,525,328
52,203	*	MacroGenics, Inc	859,261
8,938	*,e	Madrigal Pharmaceuticals, Inc	1,705,907
5,201	*,e	Magenta Therapeutics, Inc	45,613
106,916	*	Mallinckrodt plc	2,679,315
170,897	*,e	MannKind Corp	312,741
44,420	*,e	Marinus Pharmaceuticals, Inc	207,886
88,935	*,e	Medicines Co	2,068,628
44,814	*	MediciNova, Inc	437,385
28,000	*	Medpace Holdings, Inc	1,458,800
23,719	*	Melinta Therapeutics, Inc	62,381
7,433	*	Menlo Therapeutics, Inc	45,341
17,161	*,e	Mersana Therapeutics, Inc	107,256
135,010	*,e	MiMedx Group, Inc	785,758
45,243	*	Minerva Neurosciences, Inc	496,316
25,120	*	Miragen Therapeutics, Inc	108,518
25,885	*	Mirati Therapeutics, Inc	967,322
11,020	*,e	Molecular Templates, Inc	47,166
99,555	*	Momenta Pharmaceuticals, Inc	1,245,433
20,327	*,e	Mustang Bio, Inc	80,901
43,813	*	MyoKardia, Inc	2,319,460
85,779	*	Myriad Genetics, Inc	3,862,628
33,720	*	NanoString Technologies, Inc	519,625
35,776	*	NantKwest, Inc	77,992
44,160	*	Natera, Inc	969,754
85,713	*	NeoGenomics, Inc	1,580,548
8,130	*,e	Neon Therapeutics, Inc	47,642
30,628	*,e	Neos Therapeutics, Inc	95,866
34,728	*,e	NewLink Genetics Corp	65,636
523,857	*,e	Novavax, Inc	921,988
33,197	*,e	Nymox Pharmaceutical Corp	58,095
51,352	*,e	Ocular Therapeutix, Inc	254,706
7,813	*,e	Odonate Therapeutics, Inc	113,288
60,948	*,e	Omeros Corp	930,676
272

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

421,195	*,e	Opko Health, Inc	$1,423,639
26,559	*,e	Optinose, Inc	280,994
119,432	*,e	Organovo Holdings, Inc	120,626
14,346	*	Ovid therapeutics, Inc	73,595
168,113	*,e	Pacific Biosciences of California, Inc	748,103
51,408	*	Pacira Pharmaceuticals, Inc	2,513,337
239,339	*	Palatin Technologies, Inc	215,357
38,425	*,e	Paratek Pharmaceuticals, Inc	286,266
187,085	*	PDL BioPharma, Inc	465,842
26,062	*	Pfenex, Inc	103,466
25,843		Phibro Animal Health Corp	1,109,182
63,351	*	Pieris Pharmaceuticals, Inc	261,006
15,198	*,e	PolarityTE, Inc	231,618
83,724	*,e	Portola Pharmaceuticals, Inc	1,648,526
67,773	*	Prestige Brands Holdings, Inc	2,450,672
106,086	*	Progenics Pharmaceuticals, Inc	531,491
30,708	*,e	Proteostasis Therapeutics, Inc	190,697
52,037	*	Prothena Corp plc	645,259
59,671	*	PTC Therapeutics, Inc	2,298,527
37,507	*	Puma Biotechnology, Inc	1,389,634
10,223	*,e	Quanterix Corp	179,005
21,372	*	Ra Pharmaceuticals, Inc	306,047
52,269	*,e	Radius Health, Inc	827,418
24,090	*	Reata Pharmaceuticals, Inc	1,419,624
15,942	*	Recro Pharma, Inc	102,985
40,801	*	REGENXBIO, Inc	2,720,203
50,973	*	Repligen Corp	2,763,756
9,633	*	Replimune Group, Inc	124,073
14,765	*,e	resTORbio, Inc	163,301
54,083	*	Retrophin, Inc	1,387,770
42,872	*	Revance Therapeutics, Inc	933,323
21,121	*	Rhythm Pharmaceuticals, Inc	591,599
227,938	*	Rigel Pharmaceuticals, Inc	654,182
29,427	*,e	Rocket Pharmaceuticals, Inc	466,124
15,677	*,e	Rubius Therapeutics, Inc	257,573
135,113	*	Sangamo Biosciences, Inc	1,711,882
38,195	*	Savara, Inc	343,755
8,016	*	Scholar Rock Holding Corp	188,296
8,518	*,e	scPharmaceuticals, Inc	36,457
27,592	*,e	Selecta Biosciences, Inc	141,823
23,913	*,e	Seres Therapeutics, Inc	164,282
17,452	*,e	Sienna Biopharmaceuticals, Inc	161,082
63,337	*,e	SIGA Technologies, Inc	305,918
15,580	*	Solid Biosciences, Inc	498,560
141,998	*,e	Sorrento Therapeutics, Inc	452,974
40,377	*	Spark Therapeutics, Inc	1,816,561
133,933	*	Spectrum Pharmaceuticals, Inc	1,593,803
6,931	*,e	Spero Therapeutics, Inc	55,587
13,545	*,e	Spring Bank Pharmaceuticals, Inc	136,127
36,169	*	Stemline Therapeutics, Inc	541,812
64,390	*	Supernus Pharmaceuticals, Inc	3,062,388
8,867	*,e	Surface Oncology, Inc	69,251
273

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

17,941	*	Syndax Pharmaceuticals, Inc	$86,296
80,885	*	Syneos Health, Inc	3,690,783
18,794	*	Synlogic, Inc	148,661
29,878	*	Syros Pharmaceuticals, Inc	196,597
42,755	*,e	T2 Biosystems, Inc	224,464
48,439	*,e	Teligent, Inc	155,489
93,487	*	Tetraphase Pharmaceuticals, Inc	191,648
78,892	*,e	TG Therapeutics, Inc	358,959
234,077	*,e	TherapeuticsMD, Inc	1,144,637
55,512	*,e	Theravance Biopharma, Inc	1,347,276
23,084	*,e	Tocagen, Inc	241,459
12,634	*	Translate Bio, Inc	71,129
15,040	*	Tricida, Inc	406,080
51,255	*,e	Tyme Technologies, Inc	114,811
61,263	*	Ultragenyx Pharmaceutical, Inc	2,968,192
6,158	*,e	UNITY Biotechnology, Inc	68,600
4,324	*,e	Unum Therapeutics, Inc	32,344
66,533	*	Vanda Pharmaceuticals, Inc	1,262,131
36,972	*	Veracyte, Inc	549,034
87,557	*,e	Verastem, Inc	443,914
58,413	*	Vericel Corp	651,305
7,478	*	Verrica Pharmaceuticals, Inc	98,710
66,608	*,e	Viking Therapeutics, Inc	905,869
30,388	*	Voyager Therapeutics, Inc	412,365
23,748	*,e	WaVe Life Sciences Pte Ltd	1,108,794
60,329	*	Xencor Inc	1,973,965
8,525	*,e	Xeris Pharmaceuticals, Inc	186,868
6,966	*,e	XOMA Corp	85,751
46,597	*	Zafgen, Inc	452,457
188,549	*,e	ZIOPHARM Oncology, Inc	373,327
54,700	*	Zogenix, Inc	2,284,272
48,150	*	Zomedica Pharmaceuticals Corp	82,818
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	232,851,544

REAL ESTATE - 7.0%
105,702		Acadia Realty Trust	2,942,744
39,818		Agree Realty Corp	2,280,377
90,827		Alexander & Baldwin, Inc	1,774,760
2,800		Alexander’s, Inc	882,028
12,985	*,e	Altisource Portfolio Solutions S.A.	327,612
51,421		American Assets Trust, Inc	1,972,510
2,523	*,e	American Realty Investors, Inc	38,274
112,711		Americold Realty Trust	2,789,597
65,277		Armada Hoffler Properties, Inc	977,849
114,329		Ashford Hospitality Trust, Inc	588,794
37,356		Bluerock Residential Growth REIT, Inc	353,761
40,227		BraeMar Hotels & Resorts, Inc	428,015
10,076		Brt Realty Trust	117,184
104,275		CareTrust REIT, Inc	1,841,497
66,748		CatchMark Timber Trust Inc	590,720
223,480		CBL & Associates Properties, Inc	737,484
114,481		Cedar Realty Trust, Inc	431,593
58,916		Chatham Lodging Trust	1,148,862
274

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

77,472		Chesapeake Lodging Trust	$2,276,902
47,298		City Office REIT, Inc	521,224
19,188		Clipper Realty, Inc	257,887
22,737		Community Healthcare Trust, Inc	675,744
4,973		Consolidated-Tomoka Land Co	288,036
154,792		CoreCivic, Inc	3,476,628
16,063		CorEnergy Infrastructure Trust, Inc	580,356
56,954		CorePoint Lodging, Inc	932,337
540,604		Cousins Properties, Inc	4,492,419
58,521	*,e	Cushman & Wakefield plc	951,551
264,634		DiamondRock Hospitality Co	2,765,425
78,013		Easterly Government Properties, Inc	1,417,496
45,452		EastGroup Properties, Inc	4,353,847
45,868		Essential Properties Realty Trust, Inc	623,805
39,521		Farmland Partners, Inc	270,719
162,068		First Industrial Realty Trust, Inc	4,975,488
16,136	*,e	Forestar Group, Inc	290,448
88,869		Four Corners Property Trust, Inc	2,317,704
140,283		Franklin Street Properties Corp	976,370
66,096		Front Yard Residential Corp	612,710
8,123	*	FRP Holdings, Inc	393,722
158,238		Geo Group, Inc	3,498,642
45,074		Getty Realty Corp	1,209,335
38,352		Gladstone Commercial Corp	728,305
15,944		Gladstone Land Corp	199,459
29,706		Global Medical REIT, Inc	272,107
94,552		Global Net Lease, Inc	1,914,678
125,776		Government Properties Income Trust	1,110,602
765		Griffin Land & Nurseries, Inc (Class A)	26,867
65,458		Hannon Armstrong Sustainable Infrastructure Capital, Inc	1,358,254
159,806		Healthcare Realty Trust, Inc	4,452,195
46,537		Hersha Hospitality Trust	817,190
49,754		HFF, Inc (Class A)	1,828,460
120,632		Independence Realty Trust, Inc	1,195,463
26,961		Industrial Logistics Properties Trust	582,088
9,720		Innovative Industrial Properties, Inc	398,423
169,513		Investors Real Estate Trust	920,456
91,304		iStar Financial, Inc	958,692
23,999		Jernigan Capital, Inc	469,660
164,484		Kennedy-Wilson Holdings, Inc	3,121,906
105,963		Kite Realty Group Trust	1,678,454
144,228		LaSalle Hotel Properties	4,760,966
279,610		Lexington Realty Trust	2,172,570
51,543		LTC Properties, Inc	2,204,494
114,618		Mack-Cali Realty Corp	2,326,745
25,784	*	Marcus & Millichap, Inc	895,221
7,422	*	Maui Land & Pineapple Co, Inc	83,646
37,902		MedEquities Realty Trust, Inc	313,450
100,999		Monmouth Real Estate Investment Corp (Class A)	1,510,945
53,498		National Health Investors, Inc	3,929,963
71,845		National Storage Affiliates Trust	1,913,232
98,401		New Senior Investment Group, Inc	562,854
275

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

31,652		Newmark Group, Inc	$308,291
23,957		NexPoint Residential Trust, Inc	853,827
63,693		NorthStar Realty Europe Corp	854,760
20,796		One Liberty Properties, Inc	539,240
88,522		Pebblebrook Hotel Trust	2,984,077
89,374		Pennsylvania REIT	799,897
232,849		Physicians Realty Trust	3,860,636
169,578		Piedmont Office Realty Trust, Inc	3,055,796
79,210		Potlatch Corp	2,871,363
52,182		Preferred Apartment Communities, Inc	879,267
26,223		PS Business Parks, Inc	3,424,724
66,148		QTS Realty Trust, Inc	2,534,791
105,521		Ramco-Gershenson Properties	1,401,319
23,530		Re/Max Holdings, Inc	879,787
102,506	*,e	Redfin Corp	1,583,718
144,477		Retail Opportunities Investment Corp	2,541,350
117,002		Rexford Industrial Realty, Inc	3,705,453
227,110		RLJ Lodging Trust	4,415,018
9,240		RMR Group, Inc	701,131
58,652		Ryman Hospitality Properties	4,550,809
229,290		Sabra Healthcare REIT, Inc	4,964,129
9,855		Safety Income and Growth, Inc	177,193
16,326		Saul Centers, Inc	779,730
114,165		Select Income REIT	2,158,860
43,093		Seritage Growth Properties	1,638,396
61,234		Spirit MTA REIT	655,816
50,737	*	St. Joe Co	770,695
135,479		STAG Industrial, Inc	3,584,774
6,939	*	Stratus Properties, Inc	200,190
137,930		Summit Hotel Properties, Inc	1,588,954
295,299		Sunstone Hotel Investors, Inc	4,272,977
119,726		Tanger Factory Outlet Centers, Inc	2,665,101
29,126	*	Tejon Ranch Co	553,394
74,470		Terreno Realty Corp	2,787,412
66,333		Tier REIT, Inc	1,437,436
1,971	*	Transcontinental Realty Investors, Inc	67,191
21,521	*	Trinity Place Holdings, Inc	114,922
44,759		UMH Properties, Inc	641,396
17,222		Universal Health Realty Income Trust	1,103,930
140,906		Urban Edge Properties	2,887,164
39,196		Urstadt Biddle Properties, Inc (Class A)	780,392
238,963		Washington Prime Group, Inc	1,529,363
104,398		Washington REIT	2,909,572
51,038		Whitestone REIT	686,971
146,237		Xenia Hotels & Resorts, Inc	3,005,170
		TOTAL REAL ESTATE	185,796,183

RETAILING - 4.6%
36,111	*	1-800-FLOWERS.COM, Inc (Class A)	377,360
90,866		Aaron’s, Inc	4,282,515
89,448		Abercrombie & Fitch Co (Class A)	1,762,126
208,222		American Eagle Outfitters, Inc	4,801,599
8,579	*	America’s Car-Mart, Inc	642,567
276

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

26,102	*	Asbury Automotive Group, Inc	$1,699,240
225,043	*	Ascena Retail Group, Inc	866,416
56,973	*	At Home Group, Inc	1,557,642
59,875	*	Barnes & Noble Education, Inc	341,886
83,633		Barnes & Noble, Inc	529,397
174,626		Bed Bath & Beyond, Inc	2,399,361
23,495	e	Big 5 Sporting Goods Corp	82,467
51,755		Big Lots, Inc	2,148,868
91,285	*	BJ’s Wholesale Club Holdings, Inc	2,021,963
35,649	*	Boot Barn Holdings, Inc	879,817
37,151	e	Buckle, Inc	757,880
53,853		Caleres, Inc	1,841,773
41,139	e	Camping World Holdings, Inc	705,534
41,771	*,e	Carvana Co	1,618,626
30,005		Cato Corp (Class A)	578,496
163,124		Chico’s FAS, Inc	1,251,161
20,315		Children’s Place Retail Stores, Inc	3,035,061
16,645		Citi Trends, Inc	421,618
26,753	*	Conn’s, Inc	743,198
25,906	*	Container Store Group, Inc	153,104
60,191		Core-Mark Holding Co, Inc	2,311,936
15,460		Dillard’s, Inc (Class A)	1,088,693
89,808		DSW, Inc (Class A)	2,384,402
11,119	*,e	Duluth Holdings, Inc	341,687
154,507	*	Etsy, Inc	6,569,638
98,715	*	Express Parent LLC	869,679
70,633	*	Five Below, Inc	8,039,448
43,319	*,e	Francesca’s Holdings Corp	131,690
13,528	*,e	Funko, Inc	255,003
13,734	*	Gaia, Inc	200,654
133,002	e	GameStop Corp (Class A)	1,941,829
25,497	*	Genesco, Inc	1,091,017
124,364	*,e	GNC Holdings, Inc	457,659
24,701		Group 1 Automotive, Inc	1,426,236
576,617	*	Groupon, Inc	1,885,538
74,128		Guess?, Inc	1,574,479
26,025		Haverty Furniture Cos, Inc	527,787
25,080	*	Hibbett Sports, Inc	438,148
50,568	*	Hudson Ltd	1,069,007
28,393	*	J. Jill, Inc	143,385
405,352	*,e	JC Penney Co, Inc	595,867
23,099	*	Kirkland’s, Inc	233,531
15,574	*,e	Lands’ End, Inc	254,012
19,936	*	Leaf Group Ltd	174,440
70,093	*	Liberty Expedia Holdings, Inc	3,043,438
30,035	*	Liquidity Services, Inc	178,408
29,567		Lithia Motors, Inc (Class A)	2,633,828
35,944	*,e	Lumber Liquidators, Inc	429,890
34,748	*	MarineMax, Inc	790,864
40,893		Monro Muffler, Inc	3,042,439
38,768	*	Murphy USA, Inc	3,125,864
62,594	*	National Vision Holdings, Inc	2,593,269
277

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

37,310	*	New York & Co, Inc	$147,748
37,405		Nutri/System, Inc	1,330,122
736,995		Office Depot, Inc	1,886,707
64,112	*	Ollie’s Bargain Outlet Holdings, Inc	5,956,005
27,422	*,e	Overstock.com, Inc	551,731
73,040	*,e	Party City Holdco, Inc	764,729
27,277	e	PetMed Express, Inc	762,119
95,358		Pier 1 Imports, Inc	151,619
103,196	*	Quotient Technology, Inc	1,328,133
33,266	*	Remark Holdings, Inc	75,514
59,832	*	Rent-A-Center, Inc	852,606
25,353	*,e	RH	2,933,596
155,337	*	Sally Beauty Holdings, Inc	2,766,552
15,430		Shoe Carnival, Inc	628,464
42,151	*	Shutterfly, Inc	2,107,550
24,601		Shutterstock, Inc	1,005,689
76,461		Signet Jewelers Ltd	4,285,639
44,309	*	Sleep Number Corp	1,611,518
33,050		Sonic Automotive, Inc (Class A)	598,866
58,150	*	Sportsman’s Warehouse Holdings, Inc	292,494
22,868	*	Stamps.com, Inc	4,623,224
64,686		Tailored Brands, Inc	1,359,053
53,810		Tile Shop Holdings, Inc	349,765
20,367		Tilly’s, Inc	361,311
7,194		Weyco Group, Inc	227,618
2,826		Winmark Corp	434,328
23,919	*	Zumiez, Inc	556,356
		TOTAL RETAILING	123,292,496

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.4%
35,858	*	Acacia Communications, Inc	1,236,025
9,896	*,e	ACM Research, Inc	94,507
38,423	*,e	Adesto Technologies Corp	153,308
50,338	*	Advanced Energy Industries, Inc	2,166,044
22,516	*	Alpha & Omega Semiconductor Ltd	208,723
41,037	*,e	Ambarella, Inc	1,427,267
140,166	*	Amkor Technology, Inc	1,002,187
32,929	*,e	Aquantia Corp	314,801
43,691	*	Axcelis Technologies, Inc	754,107
54,840	*	AXT, Inc	361,396
89,733		Brooks Automation, Inc	2,784,415
32,562		Cabot Microelectronics Corp	3,178,702
28,875	*	Ceva, Inc	711,480
16	*,†,m	China Energy Savings Technology, Inc	0
78,977	*	Cirrus Logic, Inc	2,956,899
53,485		Cohu, Inc	1,112,488
130,111	*	Cree, Inc	5,050,909
52,369	*	Diodes, Inc	1,581,020
183,131		Entegris, Inc	4,860,297
99,513	*	Formfactor, Inc	1,218,039
30,965	*,e	Ichor Holdings Ltd	549,629
21,042	*,e	Impinj, Inc	412,423
56,735	*,e	Inphi Corp	1,815,520
278

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

167,070	*	Integrated Device Technology, Inc	$7,820,547
71,986	*,e	Kopin Corp	160,529
154,806	*	Lattice Semiconductor Corp	930,384
58,748	*,e	MA-COM Technology Solutions	826,584
78,849	*	MaxLinear, Inc	1,530,459
28,616	*	Nanometrics, Inc	917,429
50,866	*,e	NeoPhotonics Corp Ltd	406,928
6,410		NVE Corp	542,927
40,347	*	PDF Solutions, Inc	322,776
87,711	*	Photronics, Inc	854,305
37,883		Power Integrations, Inc	2,133,571
141,965	*	Rambus, Inc	1,236,515
41,240	*	Rudolph Technologies, Inc	857,380
83,983	*	Semtech Corp	3,774,196
55,648	*	Silicon Laboratories, Inc	4,536,981
12,747	*,e	SMART Global Holdings, Inc	357,044
80,617	*,e	SunPower Corp	484,508
48,006	*	Ultra Clean Holdings	505,023
67,828	*	Veeco Instruments, Inc	645,044
66,477		Xperi Corp	864,201
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	63,657,517

SOFTWARE & SERVICES - 6.9%
118,755	*	8x8, Inc	2,041,398
70,553	*	A10 Networks, Inc	409,913
151,108	*	ACI Worldwide, Inc	3,791,300
39,524	*	Alarm.com Holdings, Inc	1,758,028
38,430	*	Altair Engineering, Inc	1,465,720
37,961	*,e	Alteryx, Inc	2,011,553
32,777	*	Amber Road, Inc	291,715
31,219		American Software, Inc (Class A)	359,331
19,102	*	Appfolio, Inc	1,090,724
46,151	*	Apptio, Inc	1,195,311
19,623	*,e	Asure Software, Inc	218,600
11,217	*,e	Avalara, Inc	375,994
135,882	*	Avaya Holdings Corp	2,231,182
29,082	*,e	Benefitfocus, Inc	1,033,283
62,188		Blackbaud, Inc	4,460,123
47,690	*	Blackline, Inc	2,211,862
61,740	*	Blucora, Inc	1,785,521
52,071	*	Bottomline Technologies, Inc	3,470,011
159,035	*	Box, Inc	2,862,630
47,989	*	Brightcove, Inc	384,872
31,821	*	CACI International, Inc (Class A)	5,678,776
9,851	*,e	Carbon Black, Inc	162,246
42,196	*	Carbonite, Inc	1,443,525
51,666	*	Cardtronics plc	1,403,249
16,490		Cass Information Systems, Inc	1,089,989
35,495	*	ChannelAdvisor Corp	411,032
69,418	*	Cision Ltd	1,026,692
136,593	*	Cloudera, Inc	1,879,520
50,362	*	Commvault Systems, Inc	2,932,076
279

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

30,155		ConvergeOne Holdings, Inc	$281,045
70,333	*	Cornerstone OnDemand, Inc	3,463,900
68,941	*	Coupa Software, Inc	4,469,445
42,822		CSG Systems International, Inc	1,503,052
13,678	*,e	Digimarc Corp	343,728
10,356	*,e	Domo, Inc	168,078
31,411	e	Ebix, Inc	1,800,164
27,460	*,e	eGain Corp	205,126
44,454	*	Ellie Mae, Inc	2,946,411
95,684	*	Endurance International Group Holdings, Inc	944,401
56,932	*	Envestnet, Inc	2,961,603
33,818	*	Everbridge, Inc	1,718,969
85,380	*	Everi Holdings, Inc	614,736
78,527		EVERTEC, Inc	2,047,984
20,937	*	Evo Payments, Inc	497,044
57,838	*	Exela Technologies, Inc	352,812
43,476	*	ExlService Holdings, Inc	2,786,812
75,676	*	Five9, Inc	2,978,607
40,234	*	ForeScout Technologies, Inc	1,108,044
25,453	*,e	Fusion Telecommunications International, Inc	63,378
54,682	*,e	GTT Communications, Inc	1,963,084
32,174		Hackett Group, Inc	658,602
92,145	*	Hortonworks, Inc	1,645,710
46,833	*	HubSpot, Inc	6,352,897
9,945	*	I3 Verticals, Inc	213,718
45,907	*	Imperva, Inc	2,540,952
40,842	*	Information Services Group, Inc	167,861
40,388	*	Instructure, Inc	1,508,088
30,125	*	Internap Corp	258,171
61,057		j2 Global, Inc	4,447,392
149,700	*	Limelight Networks, Inc	603,291
75,625	*	Liveperson, Inc	1,709,125
99,052	*	LiveRamp Holdings, Inc	4,524,695
6,072	*	Majesco	44,811
34,239		Mantech International Corp (Class A)	1,961,210
82,319		MAXIMUS, Inc	5,348,265
12,203	*	MicroStrategy, Inc (Class A)	1,537,212
56,162	*,e	MINDBODY, Inc	1,788,198
46,238	*	Mitek Systems, Inc	424,002
97,464	*	MobileIron, Inc	471,238
32,611	*	Model N, Inc	500,905
50,176	*	MoneyGram International, Inc	212,746
52,832		Monotype Imaging Holdings, Inc	926,145
57,336	*	New Relic, Inc	5,117,238
86,801		NIC, Inc	1,155,321
43,235	*	OneSpan, Inc	634,474
15,163	*	Park City Group, Inc	130,857
37,738	*	Paylocity Holding Corp	2,482,783
46,460	*	Perficient, Inc	1,162,429
186,676		Perspecta, Inc	4,571,695
18,545	*	PFSweb, Inc	131,484
42,308		Presidio, Inc	566,927
25,179	*	PRGX Global, Inc	216,036
280

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

59,531		Progress Software Corp	$1,913,326
41,619	*	PROS Holdings, Inc	1,370,098
47,429	*	Q2 Holdings, Inc	2,524,646
14,190		QAD, Inc (Class A)	602,082
43,940	*	Qualys, Inc	3,130,286
46,848	*	Rapid7, Inc	1,697,772
11,929	*,e	Rimini Street, Inc	85,292
69,849	*	SailPoint Technologies Holding, Inc	1,818,868
55,445		Science Applications International Corp	3,853,982
9,490	*,e	SecureWorks Corp	156,490
37,251	*	SendGrid, Inc	1,352,956
89,088	*	ServiceSource International LLC	118,487
10,429	*,e	ShotSpotter, Inc	403,394
21,744	*	SPS Commerce, Inc	2,024,149
52,321	*	Sykes Enterprises, Inc	1,604,685
53,558	*	Telaria, Inc	156,925
37,092	*	TeleNav, Inc	158,012
16,223	*,e	Tenable Holdings, Inc	462,031
158,102		TiVo Corp	1,739,122
42,020	*	Trade Desk, Inc	5,191,571
162,207		Travelport Worldwide Ltd	2,426,617
18,596		TTEC Holdings, Inc	463,412
13,009	*,e	Tucows, Inc	652,792
66,072	*,e	Unisys Corp	1,216,386
21,752	*	Upland Software, Inc	686,058
35,313	*	Varonis Systems, Inc	2,156,565
83,362	*	Verint Systems, Inc	3,807,143
8,721	*,e	Veritone, Inc	60,175
84,850	*,e	VirnetX Holding Corp	280,005
37,428	*	Virtusa Corp	1,856,055
37,895	*	Workiva, Inc	1,291,841
106,922	*	Yext, Inc	2,055,041
63,373	*	Zix Corp	427,134
19,001	*	Zscaler, Inc	689,546
		TOTAL SOFTWARE & SERVICES	185,142,021

TECHNOLOGY HARDWARE & EQUIPMENT - 4.3%
142,385	*,e	3D Systems Corp	1,720,011
60,921		Adtran, Inc	818,778
57,058	*	Aerohive Networks, Inc	218,532
17,472	*	Agilysys, Inc	284,269
38,505	*	Anixter International, Inc	2,529,393
24,247	*,e	Applied Optoelectronics, Inc	475,969
15,276	*,e	Arlo Technologies, Inc	207,601
39,275	*	Avid Technology, Inc	208,157
65,174		AVX Corp	1,087,102
37,791		Badger Meter, Inc	1,855,916
11,452		Bel Fuse, Inc (Class B)	251,944
52,109		Belden CDT, Inc	2,816,491
62,036		Benchmark Electronics, Inc	1,354,246
44,504	*	CalAmp Corp	887,410
61,252	*	Calix, Inc	447,140
281

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

34,259	*	Casa Systems, Inc	$493,330
186,524	*	Ciena Corp	5,830,740
13,438	*,e	Clearfield, Inc	161,525
31,510		Comtech Telecommunications Corp	879,759
34,668	*	Control4 Corp	967,930
52,630	*	Cray, Inc	1,194,175
42,303		CTS Corp	1,129,067
42,437		Daktronics, Inc	310,214
7,169	*	DASAN Zhone Solutions, Inc	93,197
93,072	e	Diebold, Inc	362,981
31,119	*	Digi International, Inc	360,980
20,630	*,e	Eastman Kodak Co	50,337
41,006	*	Electro Scientific Industries, Inc	1,189,174
58,870	*	Electronics for Imaging, Inc	1,792,591
17,243	*	ePlus, Inc	1,463,586
149,825	*	Extreme Networks, Inc	831,529
46,955	*	Fabrinet	2,034,091
22,352	*	FARO Technologies, Inc	1,129,670
149,182	*	Finisar Corp	2,489,848
264,813	*,e	Fitbit, Inc	1,252,565
110,988	*	Harmonic, Inc	611,544
81,187	*	II-VI, Inc	3,022,592
39,997	*	Immersion Corp	400,370
191,307	*	Infinera Corp	1,059,841
45,275	*	Insight Enterprises, Inc	2,340,265
45,275		InterDigital, Inc	3,212,261
27,499	*	Iteris, Inc	118,796
44,086	*	Itron, Inc	2,298,644
75,827	*	Kemet Corp	1,651,512
31,224	*	Kimball Electronics, Inc	574,522
111,896	*	Knowles Corp	1,810,477
19,212	*	KVH Industries, Inc	237,268
81,141	*	Lumentum Holdings, Inc	4,434,356
42,187	*,e	Maxwell Technologies, Inc	124,030
4,464		Mesa Laboratories, Inc	815,528
48,296		Methode Electronics, Inc	1,429,562
24,275		MTS Systems Corp	1,149,421
13,881	*	Napco Security Technologies, Inc	195,306
40,489	*	Netgear, Inc	2,246,330
100,179	*	Netscout Systems, Inc	2,530,521
8,496	*,e	nLight, Inc	151,569
42,373	*	Novanta, Inc	2,466,532
221,042	*	Oclaro, Inc	1,816,965
21,430	*	OSI Systems, Inc	1,482,099
17,408	*	PAR Technology Corp	308,122
25,906		Park Electrochemical Corp	457,500
16,097		PC Connection, Inc	533,455
42,847		Plantronics, Inc	2,526,688
41,185	*	Plexus Corp	2,405,204
45,872	*	Quantenna Communications, Inc	823,861
64,315	*	Ribbon Communications, Inc	437,342
23,745	*	Rogers Corp	2,922,060
87,761	*	Sanmina Corp	2,220,353
282

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

32,458	*	Scansource, Inc	$1,261,967
65,611	*	Stratasys Ltd	1,250,546
46,043	*	Synaptics, Inc	1,728,454
53,801		SYNNEX Corp	4,175,496
49,749	*	Tech Data Corp	3,515,264
121,794	*	TTM Technologies, Inc	1,424,990
79,615	*	USA Technologies, Inc	461,767
71,115	*,e	Viasat, Inc	4,534,292
290,415	*	Viavi Solutions, Inc	3,348,485
169,630		Vishay Intertechnology, Inc	3,104,229
14,118	*	Vishay Precision Group, Inc	458,129
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	113,258,763

TELECOMMUNICATION SERVICES - 0.8%
13,755		ATN International, Inc	1,162,160
52,083	*	Boingo Wireless, Inc	1,631,760
58,601	*	Cincinnati Bell, Inc	831,548
54,269		Cogent Communications Group, Inc	2,820,903
92,941	e	Consolidated Communications Holdings, Inc	1,163,621
133,274	e	Frontier Communications Corp	641,048
83,795	*,e	Gogo, Inc	479,308
58,740	*	Intelsat S.A.	1,530,765
126,098	*	Iridium Communications, Inc	2,498,001
122,086	*,e	NII Holdings, Inc	759,375
25,028	*	Ooma, Inc	376,421
100,833	*	Orbcomm, Inc	960,939
10,970	*	pdvWireless, Inc	444,285
60,817		Shenandoah Telecom Co	2,312,262
24,468		Spok Holdings, Inc	343,041
288,172	*	Vonage Holdings Corp	3,821,161
58,076	*,e	Windstream Holdings, Inc	239,273
		TOTAL TELECOMMUNICATION SERVICES	22,015,871

TRANSPORTATION - 1.4%
74,859	*	Air Transport Services Group, Inc	1,467,236
16,933		Allegiant Travel Co	1,932,733
33,980		Arkansas Best Corp	1,261,338
30,117	*	Atlas Air Worldwide Holdings, Inc	1,554,640
86,030	*	Avis Budget Group, Inc	2,419,164
69,664	e	Costamare, Inc	369,219
16,215	*	Covenant Transportation Group, Inc	405,861
50,058	*	Daseke, Inc	304,353
73,053	*	Eagle Bulk Shipping, Inc	364,534
36,851	*	Echo Global Logistics, Inc	947,439
38,426		Forward Air Corp	2,305,176
13,752	*	Genco Shipping & Trading Ltd	151,547
64,957		Hawaiian Holdings, Inc	2,248,162
59,111		Heartland Express, Inc	1,150,891
74,274	*,e	Hertz Global Holdings, Inc	1,021,267
42,784	*	Hub Group, Inc (Class A)	1,960,363
53,591		Marten Transport Ltd	1,032,163
283

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

55,579		Matson, Inc	$1,949,711
12,522	*,e	Mesa Air Group, Inc	180,943
2,702	*	PAM Transportation Services, Inc	158,391
10,288		Park-Ohio Holdings Corp	340,327
44,145	*	Radiant Logistics, Inc	240,149
76,800	*	Safe Bulkers, Inc	194,304
33,494	*	Saia, Inc	2,105,433
75,069		Scorpio Bulkers, Inc	477,439
66,432		Skywest, Inc	3,805,889
89,827	*	Spirit Airlines, Inc	4,662,021
12,236		Universal Truckload Services, Inc	332,452
27,003	*	US Xpress Enterprises, Inc	260,039
9,659	*	USA Truck, Inc	189,993
61,133		Werner Enterprises, Inc	1,967,871
45,392	*	YRC Worldwide, Inc	374,938
		TOTAL TRANSPORTATION	38,135,986

UTILITIES - 3.3%
67,198		Allete, Inc	4,972,652
47,509		American States Water Co	2,908,501
18,418	*	AquaVenture Holdings Ltd	308,501
9,200		Artesian Resources Corp	336,628
139,113	*,e	Atlantic Power Corp	306,049
84,482		Avista Corp	4,344,064
69,712		Black Hills Corp	4,147,864
30,223	*,e	Cadiz, Inc	336,080
61,891		California Water Service Group	2,599,422
21,469		Chesapeake Utilities Corp	1,705,712
45,374		Clearway Energy, Inc (Class A)	881,163
84,204		Clearway Energy, Inc (Class C)	1,651,240
16,712		Connecticut Water Service, Inc	1,155,133
16,592		Consolidated Water Co, Inc	204,082
53,571		El Paso Electric Co	3,056,226
11,990		Global Water Resources, Inc	133,569
65,888		Idacorp, Inc	6,144,715
45,784		MGE Energy, Inc	2,860,584
20,668		Middlesex Water Co	930,060
113,654		New Jersey Resources Corp	5,125,796
37,106		Northwest Natural Holding Co	2,404,098
65,907		NorthWestern Corp	3,872,695
67,920		ONE Gas, Inc	5,359,567
52,410		Ormat Technologies, Inc	2,681,820
52,492		Otter Tail Corp	2,365,814
103,331		Pattern Energy Group, Inc	1,851,691
103,451		PNM Resources, Inc	3,973,553
115,915		Portland General Electric Co	5,225,448
19,960	*	Pure Cycle Corp	201,396
7,883	e	RGC Resources, Inc	223,720
22,278		SJW Corp	1,352,943
112,080		South Jersey Industries, Inc	3,310,843
63,873		Southwest Gas Corp	4,935,467
13,545	e	Spark Energy, Inc	101,046
64,608		Spire, Inc	4,689,249
284

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

96,916		TerraForm Power, Inc	$1,092,243
19,586		Unitil Corp	930,531
14,841		York Water Co	462,149
		TOTAL UTILITIES	89,142,314

		TOTAL COMMON STOCKS	2,621,640,019
		(Cost $2,124,586,213)

RIGHTS / WARRANTS - 0.0%
COMMERCIAL & PROFESSIONAL SERVICES - 0.0%
122,474	†,m	Media General, Inc	0
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	0

DIVERSIFIED FINANCIALS - 0.0%
1,297	m	Emergent Capital Inc	0
		TOTAL DIVERSIFIED FINANCIALS	0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
8,325	†,m	Forest Laboratories, Inc CVR	7,909
5,149	†,m	Omthera Pharmaceuticals, Inc CVR	3,089
9,351	m	Tobira Therapeutics, Inc	561
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	11,559

		TOTAL RIGHTS / WARRANTS	11,559
		(Cost $561)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 7.6%

GOVERNMENT AGENCY DEBT - 1.6%
$41,450,000		Federal Home Loan Bank (FHLB)	2.050%	11/01/18	41,450,000
		TOTAL GOVERNMENT AGENCY DEBT			41,450,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 6.0%
161,230,193	c	State Street Navigator Securities Lending Government Money Market Portfolio			161,230,193
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			161,230,193

		TOTAL SHORT-TERM INVESTMENTS			202,680,193
		(Cost $202,680,193)
		TOTAL INVESTMENTS - 105.8%			2,824,331,771
		(Cost $2,327,266,967)
		OTHER ASSETS & LIABILITIES, NET - (5.8)%			(155,807,177)
		NET ASSETS - 100.0%			$2,668,524,594

Abbreviation(s):
CVR Contingent Value Right
REIT Real Estate Investment Trust
285

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $155,894,756.
m	Indicates a security that has been deemed illiquid.

Futures contracts outstanding as of October 31, 2018 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
Russell 2000 E Mini Index	549	12/21/18	$43,118,992	$41,501,655	$(1,617,337)
286

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

TIAA-CREF FUNDS

EMERGING MARKETS EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.9%

AUSTRALIA - 0.0%
1,188,000	*	MMG Ltd	$447,749
		TOTAL AUSTRALIA	447,749

BRAZIL - 7.7%
2,345,051		AMBEV S.A.	10,296,422
194,400		Atacadao Distribuicao Comercio e Industria Ltd	796,092
1,009,574		B3 S.A.-Brasil Bolsa Balcao	7,199,810
475,693		Banco Bradesco S.A.	3,866,643
1,660,388		Banco Bradesco S.A. (Preference)	15,303,321
416,886		Banco do Brasil S.A.	4,788,896
1,602,779		Banco Itau Holding Financeira S.A.	21,211,035
195,639		Banco Santander Brasil S.A.	2,218,451
329,900		BB Seguridade Participacoes S.A.	2,347,374
400,537		BR Malls Participacoes S.A.	1,366,874
90,715		Braskem S.A.	1,271,204
258,556	*	BRF S.A.	1,521,531
112,200	*	Centrais Eletricas Brasileiras S.A.	708,505
101,592		Centrais Eletricas Brasileiras S.A. (Preference)	726,145
77,857		Cia Brasileira de Distribuicao Grupo Pao de Acucar	1,636,430
578,756		Cia de Concessoes Rodoviarias	1,706,020
162,700		Cia de Saneamento Basico do Estado de Sao Paulo	1,221,944
409,291		Cia Energetica de Minas Gerais	1,213,081
301,230	*	Cia Siderurgica Nacional S.A.	774,626
605,038		Cielo S.A.	2,146,044
124,736		Cosan SA Industria e Comercio	1,080,945
157,362		EDP - Energias do Brasil S.A.	591,984
338,179		Empresa Brasileira de Aeronautica S.A.	1,901,945
72,700		Engie Brasil Energia S.A.	777,498
86,200		Equatorial Energia S.A.	1,574,832
123,963		Fibria Celulose S.A.	2,393,320
512,675		Gerdau S.A. (Preference)	2,239,983
163,482		Hypermarcas S.A.	1,308,207
2,169,327		Investimentos Itau S.A. - PR	6,551,991
54,181		IRB Brasil Resseguros S	1,054,939
467,964		JBS S.A.	1,288,897
335,620		Klabin S.A.	1,683,736
680,396		Kroton Educacional S.A.	2,087,901
235,535		Localiza Rent A Car	1,819,597
364,785		Lojas Americanas S.A.(Preference)	1,842,794
350,095		Lojas Renner S.A.	3,537,168
47,800		M Dias Branco S.A.	571,185
40,380		Magazine Luiza S.A.	1,831,558
116,907		Multiplan Empreendimentos Imobiliarios S.A.	722,521
94,992		Natura Cosmeticos S.A.	831,866
287

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

110,453		Odontoprev S.A.	$392,366
166,281		Petrobras Distribuidora S.A.	1,071,455
1,510,660		Petroleo Brasileiro S.A.	12,307,728
1,987,046		Petroleo Brasileiro S.A. (Preference)	14,747,336
50,712		Porto Seguro S.A.	741,023
111,900		Raia Drogasil S.A.	1,888,904
537,400	*	Rumo S.A.	2,404,329
96,636		Sul America SA	643,980
217,600		Suzano Papel e Celulose S.A.	2,213,129
210,721		Telefonica Brasil S.A.	2,447,229
397,366		Tim Participacoes S.A.	1,237,531
202,880		Ultrapar Participacoes S.A.	2,412,318
1,574,684		Vale S.A.	23,995,789
393,452		Weg S.A.	1,903,033
		TOTAL BRAZIL	186,419,465

CHILE - 1.1%
1,207,642		Aguas Andinas S.A.	628,125
11,732,626		Banco de Chile	1,624,587
20,691		Banco de Credito e Inversiones	1,300,908
30,839,552		Banco Santander Chile S.A.	2,263,323
690,048		Centros Comerciales Sudamericanos S.A.	1,436,301
69,233		Cia Cervecerias Unidas S.A.	860,642
4,042,610		Colbun S.A.	758,622
69,948,097		Corpbanca S.A.	648,221
129,631		Embotelladora Andina S.A.	448,099
72,288		Empresa Nacional de Telecomunicaciones S.A.	523,639
617,558		Empresas CMPC S.A.	2,114,145
232,656		Empresas COPEC S.A.	3,253,679
14,717,920		Enersis Chile S.A.	1,281,042
13,513,556		Enersis S.A.	2,129,729
152,901		Lan Airlines S.A.	1,390,554
375,676		SACI Falabella	2,831,351
59,447		Sociedad Quimica y Minera de Chile S.A. (Class B)	2,565,167
		TOTAL CHILE	26,058,134

CHINA - 28.3%
631,500	g	3SBio, Inc	923,231
13,200	*	51job, Inc (ADR)	810,612
45,587	*	58.COM, Inc (ADR)	2,990,051
365,000		AAC Technologies Holdings, Inc	2,780,300
10,700		AECC Aviation Power Co Ltd	35,105
816,000		Agile Property Holdings Ltd	937,540
14,961,000		Agricultural Bank of China	6,585,530
682,000		Agricultural Bank of China Ltd	379,753
914,000		Air China Ltd	738,932
93,900		Air China Ltd	101,955
9,700		Aisino Corp	32,884
573,802	*	Alibaba Group Holding Ltd (ADR)	81,640,549
1,752,000	*,e	Alibaba Health Information Technology Ltd	1,421,122
2,164,000	*	Aluminum Corp of China Ltd	787,794
578,000		Angang New Steel Co Ltd	494,280
49,900		Angang Steel Co Ltd	42,010
288

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

645,500		Anhui Conch Cement Co Ltd	$3,345,717
37,600		Anhui Conch Cement Co Ltd (Class A)	177,571
538,000		Anta Sports Products Ltd	2,221,155
71,280		Anxin Trust Co Ltd	49,934
29,500	e	Autohome, Inc (ADR)	2,135,210
13,500		AVIC Aircraft Co Ltd	28,772
32,058		Avic Capital Co Ltd	21,197
18,500	*	AVIC Shenyang Aircraft Co Ltd	88,981
1,244,000		AviChina Industry & Technology Co	830,717
874,000	g	BAIC Motor Corp Ltd	493,393
137,545	*	Baidu, Inc (ADR)	26,141,803
239,000		Bank of Beijing Co Ltd	208,856
478,700		Bank of China Ltd	256,045
39,984,000		Bank of China Ltd (Hong Kong)	17,034,838
289,600		Bank of Communications Co Ltd	249,889
4,513,500		Bank of Communications Co Ltd (Hong Kong)	3,390,795
109,000		Bank of Jiangsu Co Ltd	101,714
95,200		Bank of Nanjing Co Ltd	100,441
76,600		Bank of Ningbo Co Ltd	194,238
63,200		Bank of Shanghai Co Ltd	110,990
196,000		Baoshan Iron & Steel Co Ltd	216,339
20,052	*,e	Baozun, Inc (ADR)	798,270
1,164,000		BBMG Corp	322,000
928,000		Beijing Capital International Airport Co Ltd	1,007,481
47,000		Beijing Dabeinong Technology Group Co Ltd	22,694
259,000		Beijing Enterprises Holdings Ltd	1,404,287
2,908,000		Beijing Enterprises Water Group Ltd	1,484,997
20,300		Beijing Shiji Information Technology Co Ltd	85,552
13,609		Beijing Tongrentang Co Ltd	55,657
69,600		BOE Technology Group Co Ltd	27,602
1,490,000		Brilliance China Automotive Holdings Ltd	1,307,076
325,000	e	Byd Co Ltd	2,090,655
15,200		BYD Co Ltd	102,751
354,500	e	BYD Electronic International Co Ltd	417,153
416,000	*	CAR, Inc	330,684
6,280,000	g	CGN Power Co Ltd	1,444,264
42,600		Changjiang Securities Co Ltd	31,559
1,197,000		China Agri-Industries Holdings Ltd	401,186
4,828,000		China Cinda Asset Management Co Ltd	1,185,189
4,674,600		China Citic Bank	2,897,476
119,400		China CITIC Bank Corp Ltd	101,674
1,749,000		China Coal Energy Co	785,357
2,409,000		China Communications Construction Co Ltd (Hong Kong)	2,208,825
1,184,400		China Communications Services Corp Ltd	959,803
848,500		China Conch Venture Holdings Ltd	2,387,325
47,927,350		China Construction Bank	38,032,593
102,600		China Construction Bank Corp	105,713
1,242,500	*	China COSCO Holdings Co Ltd	445,174
98,200		China Eastern Airlines Corp Ltd	70,888
768,000	e	China Eastern Airlines Corp Ltd (H Shares)	426,250
410,900		China Everbright Bank Co Ltd	237,034
1,644,000		China Everbright Bank Co Ltd (Hong Kong)	733,802
2,158,888		China Everbright International Ltd	1,727,101

289

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

460,000		China Everbright Ltd	$815,724
1,299,000	e	China Evergrande Group	3,114,708
10,500		China Film Co Ltd	18,317
23,000		China Fortune Land Development Co Ltd	77,582
1,983,500		China Galaxy Securities Co Ltd	999,220
29,700		China Gezhouba Group Co Ltd	27,481
49,200		China Grand Automotive Services Co Ltd	29,360
5,061,000	g	China Huarong Asset Management Co Ltd	918,899
2,230,000	*,†,e,m	China Huishan Dairy Holdings Co Ltd	2,844
802,824		China Insurance International Holdings Co Ltd	2,696,670
544,400	g	China International Capital Corp Ltd	896,706
307,900		China International Marine Containers Group Co Ltd (Hong Kong)	271,837
22,300		China International Travel Service Corp Ltd	172,666
32,400		China Life Insurance Co Ltd	101,996
3,721,000		China Life Insurance Co Ltd	7,456,127
106,200	*,e,g	China Literature Ltd	576,035
1,802,000		China Longyuan Power Group Corp	1,371,328
683,000		China Medical System Holdings Ltd	815,805
1,362,000		China Mengniu Dairy Co Ltd	4,029,996
1,980,500		China Merchants Bank Co Ltd	7,647,449
144,495		China Merchants Bank Co Ltd (Class A)	602,568
676,274		China Merchants Holdings International Co Ltd	1,151,917
41,300		China Merchants Shekou Industrial Zone Holdings Co Ltd	111,645
213,500		China Minsheng Banking Corp Ltd	196,124
3,590,760		China Minsheng Banking Corp Ltd (Hong Kong)	2,651,407
3,075,500		China Mobile Hong Kong Ltd	28,810,909
2,028,000	e	China Molybdenum Co Ltd	757,309
1,964,000		China National Building Material Co Ltd	1,412,047
33,800		China National Chemical Engineering Co Ltd	28,391
103,100		China National Nuclear Power Co Ltd	82,554
1,106,000		China Oilfield Services Ltd	1,031,917
1,926,000		China Overseas Land & Investment Ltd	6,055,032
49,000		China Pacific Insurance Group Co Ltd	237,762
1,351,600		China Pacific Insurance Group Co Ltd (Hong Kong)	5,046,065
2,152,000		China Power International Development Ltd	425,782
1,121,500		China Railway Construction Corp	1,424,313
74,400		China Railway Construction Corp Ltd	118,008
2,116,000		China Railway Group Ltd	1,891,094
783,000	e,g	China Railway Signal & Communication Corp Ltd	527,237
3,557,000		China Reinsurance Group Corp	681,673
748,677		China Resources Beer Holdings Company Ltd	2,608,858
484,000		China Resources Gas Group Ltd	1,855,148
1,389,555		China Resources Land Ltd	4,726,153
905,000	g	China Resources Pharmaceutical Group Ltd	1,329,639
1,041,372		China Resources Power Holdings Co	1,832,238
19,700		China Resources Sanjiu Medical & Pharmaceutical Co Ltd	68,111
124,800		China Shenhua Energy Co Ltd	361,454
1,885,000		China Shenhua Energy Co Ltd (Hong Kong)	4,264,716
13,972		China Shipbuilding Industry Group Power Co Ltd	41,796
1,482,000	*	China Shipping Container Lines Co Ltd	151,611
664,000		China Shipping Development Co Ltd	363,798
950,000		China Southern Airlines Co Ltd	517,832
81,100		China Southern Airlines Co Ltd	71,490
290

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

310,020		China State Construction Engineering Corp Ltd	$240,091
1,060,000		China State Construction International Holdings Ltd	758,016
7,616,000		China Telecom Corp Ltd	3,603,374
16,974,000	*,g	China Tower Corp Ltd	2,575,770
1,152,000		China Travel International Inv HK	309,673
3,118,000		China Unicom Ltd	3,261,269
208,400		China United Network Communications Ltd	162,701
622,900		China Vanke Co Ltd	1,923,451
93,900		China Vanke Co Ltd (Class A)	327,484
138,400		China Yangtze Power Co Ltd	310,468
1,011,600	e	China Zhongwang Holdings Ltd	450,148
8,132,000	*	Chong Sing Holdings FinTech Gr	368,130
354,600		Chongqing Changan Automobile Co Ltd	239,579
1,341,000		Chongqing Rural Commercial Bank	740,762
1,754,000		CIFI Holdings Group Co Ltd	735,902
2,884,000		Citic Pacific Ltd	4,333,237
1,253,500		CITIC Securities Co Ltd	2,213,060
77,200		CITIC Securities Co Ltd (Class A)	190,658
8,983,000		CNOOC Ltd	15,297,859
940,646		COSCO Pacific Ltd	961,377
3,774,675		Country Garden Holdings Co Ltd	4,062,149
538,000	*	Country Garden Services Holdings Co Ltd	701,434
2,510,050		CRRC Corp Ltd	2,204,505
70,100		CRRC Corp Ltd (Class A)	85,538
2,372,000		CSPC Pharmaceutical Group Ltd	5,054,275
204,304	*	Ctrip.com International Ltd (ADR)	6,799,237
1,071,000	g	Dali Foods Group Co Ltd	765,712
165,500		Daqin Railway Co Ltd	191,843
1,626,000		Datang International Power Generation Co Ltd	363,613
17,000		DHC Software Co Ltd	17,530
8,900		Dong-E-E-Jiao Co Ltd	50,444
1,370,000		Dongfeng Motor Group Co Ltd	1,353,712
384,000		ENN Energy Holdings Ltd	3,276,508
105,800	*	Fang Holdings Ltd (ADR)	214,774
44,100		Fangda Carbon New Material Co Ltd	125,789
1,106,000		Far East Horizon Ltd	1,071,876
120,940		Focus Media Information Technology Co Ltd	104,665
23,325		Foshan Haitian Flavouring & Food Co Ltd	217,020
1,270,452		Fosun International	1,863,930
126,200		Founder Securities Co Ltd	98,826
2,454,000		Franshion Properties China Ltd	1,033,988
896,000		Future Land Development Holdin	516,841
22,400		Future Land Holdings Co Ltd	80,043
29,200		Fuyao Glass Industry Group Co Ltd	91,131
264,000	g	Fuyao Glass Industry Group Co Ltd (Hong Kong)	780,355
29,300	*	GDS Holdings Ltd (ADR)	687,671
2,436,000		Geely Automobile Holdings Ltd	4,694,176
400,000	*,e	Genscript Biotech Corp	618,370
880,000		GF Securities Co Ltd	1,140,163
51,500		GF Securities Co Ltd (Class A)	91,968
6,762,668	*,e	GOME Electrical Appliances Holdings Ltd	675,423
1,636,500	e	Great Wall Motor Co Ltd	972,115
28,400	*	Gree Electric Appliances, Inc of Zhuhai	156,027
291

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

483,000		Greentown China Holdings Ltd	$337,549
516,000		Greentown Service Group Co Ltd	342,383
1,546,000		Guangdong Investments Ltd	2,767,756
48,600		Guangshen Railway Co Ltd	21,672
1,470,000		Guangzhou Automobile Group Co Ltd	1,489,909
29,100		Guangzhou Baiyunshan Pharmaceutical Holdings Co Ltd	154,755
41,100		Guangzhou Haige Communications Group, Inc Co	43,709
491,200		Guangzhou R&F Properties Co Ltd	775,581
44,600		Guotai Junan Securities Co Ltd	97,825
336,400	g	Guotai Junan Securities Co Ltd (Hong Kong)	709,253
333,000		Haitian International Holdings Ltd	653,993
1,879,200		Haitong Securities Co Ltd	1,893,274
76,600		Hangzhou Hikvision Digital Technology Co Ltd	267,907
8,800		Han’s Laser Technology Industry Group Co Ltd	39,854
71,100		Heilan Home Co Ltd	79,227
37,800		Henan Shuanghui Investment & Development Co Ltd	122,627
376,500		Hengan International Group Co Ltd	2,992,939
43,800		Hengli Petrochemical Co Ltd	89,454
9,776,000	*,e	HengTen Networks Group Ltd	351,381
19,180		Hengtong Optic-electric Co Ltd	45,300
88,900		Hesteel Co Ltd	40,560
249,000	g	Hua Hong Semiconductor Ltd	434,632
924,000		Huadian Power International Co	350,475
167,000		Huadian Power International Corp Ltd	99,854
13,500		Huadong Medicine Co Ltd	69,497
90,000		Huaneng Power International, Inc	83,512
2,466,000		Huaneng Power International, Inc (Hong Kong)	1,374,564
2,724,000		Huaneng Renewables Corp Ltd	701,088
937,400	*,g	Huatai Securities Co Ltd	1,509,170
44,700	*	Huatai Securities Co Ltd (Class A)	107,202
71,100		Huaxia Bank Co Ltd	81,751
45,000		Huayu Automotive Systems Co Ltd	112,989
65,700		Huazhu Group Ltd (ADR)	1,718,712
3,300		Hundsun Technologies, Inc	22,249
31,300		Iflytek Co Ltd	102,001
34,795,000		Industrial & Commercial Bank of China	23,607,453
362,100		Industrial & Commercial Bank of China Ltd	293,288
193,400		Industrial Bank Co Ltd	448,991
56,600		Inner Mongolia Yili Industrial Group Co Ltd	180,268
751,800		Inner Mongolia Yitai Coal Co	895,543
360,132	*	JD.com, Inc (ADR)	8,470,305
746,000		Jiangsu Express	1,000,747
34,000		Jiangsu Hengrui Medicine Co Ltd	301,866
13,100		Jiangsu Yanghe Brewery Joint-Stock Co Ltd	167,008
674,000		Jiangxi Copper Co Ltd	744,478
5,600		Jiangxi Ganfeng Lithium Co Ltd	19,086
505,194		Jiayuan International Group Ltd	886,447
23,362		Jointown Pharmaceutical Group Co Ltd	51,303
920,000		Kaisa Group Holdings Ltd	224,992
66,200		Kangmei Pharmaceutical Co Ltd	117,454
1,136,000		Kingdee International Software Group Co Ltd	931,593
424,000		Kingsoft Corp Ltd	601,999
9,400		Kweichow Moutai Co Ltd	744,584
292

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

633,929		KWG Property Holding Ltd	$486,493
198,100	g	Legend Holdings Corp	538,788
3,662,000		Lenovo Group Ltd	2,335,591
28,800		Liaoning Cheng Da Co Ltd	45,182
762,000		Logan Property Holdings Co Ltd	705,691
751,000		Longfor Properties Co Ltd	1,825,068
39,910		Luxshare Precision Industry Co Ltd	95,713
587,500	g	Luye Pharma Group Ltd	456,030
6,900		Luzhou Laojiao Co Ltd	37,851
96,024		Maanshan Iron & Steel Co Ltd	57,749
64,140		Meinian Onehealth Healthcare Holdings Co Ltd	135,204
919,500	*,e,g	Meitu, Inc	481,335
1,533,000		Metallurgical Corp of China Ltd (Hong Kong)	372,604
47,200		Midea Group Co Ltd	252,680
72,700	*	Momo, Inc (ADR)	2,440,539
9,180		Muyuan Foodstuff Co Ltd	30,192
41,200		NARI Technology Co Ltd	102,885
39,083		Netease.com (ADR)	8,123,402
26,200		New China Life Insurance Co Ltd	176,697
439,500		New China Life insurance Co Ltd (Hong Kong)	2,061,956
48,800		New Hope Liuhe Co Ltd	41,733
70,544	*	New Oriental Education & Technology Group (ADR)	4,127,529
43,424		Ningbo Zhoushan Port Co Ltd	23,449
14,500	*	Noah Holdings Ltd (ADR)	546,795
393,800		Offshore Oil Engineering Co Ltd	314,758
13,500		O-film Tech Co Ltd	25,579
3,836,000		People’s Insurance Co Group of China Ltd	1,568,931
5,500		Perfect World Co Ltd	19,369
3,517,582		PICC Property & Casualty Co Ltd	3,419,229
131,000		Ping An Bank Co Ltd	205,991
2,602,000		Ping An Insurance Group Co of China Ltd	24,599,381
88,000		Ping An Insurance Group Co of China Ltd (Class A)	808,495
89,700		Poly Real Estate Group Co Ltd	162,801
1,591,000	g	Postal Savings Bank of China Co Ltd	951,910
34,700		Power Construction Corp of China Ltd	23,611
62,100		Qingdao Haier Co Ltd	113,353
40,200		Rongsheng Petro Chemical Co Ltd	59,750
51,400		SAIC Motor Corp Ltd	200,572
38,400		Sanan Optoelectronics Co Ltd	78,028
57,100		Sany Heavy Industry Co Ltd	64,824
92,100		SDIC Power Holdings Co Ltd	94,123
1,468,800	*,e	Semiconductor Manufacturing International Corp	1,213,284
168,200		Shaanxi Coal Industry Co Ltd	207,058
20,568		Shandong Gold Mining Co Ltd	77,971
1,232,000		Shandong Weigao Group Medical Polymer Co Ltd	1,103,562
1,978,000	e	Shanghai Electric Group Co Ltd (Hong Kong)	643,771
34,600		Shanghai Fosun Pharmaceutical Group Co Ltd	126,794
276,000		Shanghai Fosun Pharmaceutical Group Co Ltd (Hong Kong)	829,940
282,000		Shanghai Industrial Holdings Ltd	593,889
9,400		Shanghai International Airport Co Ltd	67,158
162,300		Shanghai International Port Group Co Ltd	126,210
575,699		Shanghai Lujiazui Finance & Trade Zone Development Co Ltd	732,786
16,700		Shanghai Pharmaceuticals Holding Co Ltd	47,599
293

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

496,300		Shanghai Pharmaceuticals Holding Co Ltd (Hong Kong)	$1,099,059
184,400		Shanghai Pudong Development Bank Co Ltd	291,212
77,500		Shanxi Lu’an Environmental Energy Development Co Ltd	92,412
5,900		Shanxi Xinghuacun Fen Wine Factory Co Ltd	27,510
110,900		Shanxi Xishan Coal & Electricity Power Co Ltd	103,692
151,900		Shenwan Hongyuan Group Co Ltd	97,367
488,000		Shenzhen International Holdings Ltd	934,926
1,696,000		Shenzhen Investment Ltd	488,150
31,000		Shenzhen Overseas Chinese Town Co Ltd	25,758
13,200		Shenzhen Salubris Pharmaceuticals Co Ltd	46,870
377,000		Shenzhou International Group Holdings Ltd	4,179,646
593,500		Shimao Property Holdings Ltd	1,169,456
1,698,000		Shui On Land Ltd	343,171
85,300		Sichuan Chuantou Energy Co Ltd	98,834
12,200		Sichuan Kelun Pharmaceutical Co Ltd	41,245
1,689,000		Sihuan Pharmaceutical Holdings	343,906
31,701	*	Sina Corp	2,006,990
1,546,471		Sino-Ocean Land Holdings Ltd	607,912
702,000		Sinopec Engineering Group Co Ltd	653,950
1,900,000		Sinopec Shanghai Petrochemical Co Ltd	834,943
58,883		Sinopec Shanghai Petrochemical Co Ltd (Class A)	44,703
613,600		Sinopharm Group Co	2,972,493
962,000		Sinotrans Ltd	336,536
353,000	e	Sinotruk Hong Kong Ltd	510,428
1,016,000		Soho China Ltd	345,386
20,622		Spring Airlines Co Ltd	100,778
1,208,000		Sunac China Holdings Ltd	3,306,269
102,200		Suning.com Co Ltd	167,725
353,500		Sunny Optical Technology Group Co Ltd	3,086,368
25,700		Suzhou Gold Mantis Construction Decoration Co Ltd	29,729
178,100	*	TAL Education Group (ADR)	5,161,338
12,931		Tasly Pharmaceutical Group Co Ltd	37,525
49,700		TBEA Co Ltd	49,754
2,829,800		Tencent Holdings Ltd	96,946,854
13,200		Tianqi Lithium Corp	55,527
1,004,000		Tingyi Cayman Islands Holding Corp	1,487,575
285,000		Tong Ren Tang Technologies Co Ltd	408,187
20,700		Tonghua Dongbao Pharmaceutical Co Ltd	39,978
14,800		Tongwei Co Ltd	13,683
469,000		Travelsky Technology Ltd	1,139,293
200,000		Tsingtao Brewery Co Ltd	790,898
5,200		Tsingtao Brewery Co Ltd (Class A)	22,648
19,600		Tus-Sound Environmental Resources Co Ltd	30,776
637,000		Uni-President China Holdings Ltd	619,698
215,124	*	Vipshop Holdings Ltd (ADR)	1,045,503
2,558,000		Want Want China Holdings Ltd	1,830,042
27,967	*	Weibo Corp (ADR)	1,650,333
987,800		Weichai Power Co Ltd	976,540
45,500		Weichai Power Co Ltd (Class A)	48,830
10,200		Weifu High-Technology Group Co Ltd	26,113
1,184,000		Winteam Pharmaceutical Group Ltd	755,959
31,600		Wuliangye Yibin Co Ltd	219,444
245,500	*,g	Wuxi Biologics Cayman, Inc	1,756,538
294

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

24,200		Xinjiang Goldwind Science & Technology Co Ltd	$30,719
313,000		Xinjiang Goldwind Science & Technology Co Ltd (Hong Kong)	233,736
1,629,490	e	Xinyi Solar Holdings Ltd	509,819
1,198,000		Yanzhou Coal Mining Co Ltd	1,139,395
76,700		Yonghui Superstores Co Ltd	78,877
26,100		Yonyou Network Technology Co Ltd	90,480
3,236,000		Yuexiul Property Co Ltd	513,507
181,976		Yum China Holdings, Inc	6,565,694
5,900	†,m	Yunnan Baiyao Group Co Ltd	59,414
805,000		Yuzhou Properties Co	287,394
24,604	*	YY, Inc (ADR)	1,572,196
5,395		Zhangzhou Pientzehuang Pharmaceutical Co Ltd	60,281
880,500	e	Zhaojin Mining Industry Co Ltd	778,837
9,916		Zhejiang Chint Electrics Co Ltd	32,547
10,200		Zhejiang Dahua Technology Co Ltd	16,974
842,000		Zhejiang Expressway Co Ltd	708,028
3,220		Zhejiang Huayou Cobalt Co Ltd	15,714
34,700		Zhejiang Longsheng Group Co Ltd	44,427
25,600		Zhengzhou Yutong Bus Co Ltd	39,257
87,600	*,e,g	ZhongAn Online P&C Insurance Co Ltd	292,011
80,240		Zhongjin Gold Corp Ltd	91,253
296,000		Zhongsheng Group Holdings Ltd	541,121
288,300		Zhuzhou CSR Times Electric Co Ltd	1,545,473
3,334,000		Zijin Mining Group Co Ltd	1,247,126
176,800		Zijin Mining Group Co Ltd (Class A)	87,432
409,464	*	ZTE Corp	626,709
37,200	*	ZTE Corp	91,161
		TOTAL CHINA	684,934,257

COLOMBIA - 0.4%
113,403		BanColombia S.A.	1,066,575
211,484		BanColombia S.A. (Preference)	1,977,220
198,544		Cementos Argos S.A.	432,917
2,858,153		Ecopetrol S.A.	3,320,229
132,186		Grupo Argos S.A.	615,868
1,603,675		Grupo Aval Acciones y Valores	562,867
102,154		Grupo de Inversiones Suramericana S.A.	996,313
58,915		Grupo de Inversiones Suramericana S.A. (Preference)	538,002
217,518		Interconexion Electrica S.A.	808,048
		TOTAL COLOMBIA	10,318,039

CZECH REPUBLIC - 0.2%
76,154		CEZ AS	1,811,977
34,678		Komercni Banka AS	1,315,981
278,735	g	Moneta Money Bank AS	924,192
26,679		Telefonica O2 Czech Republic AS	280,484
		TOTAL CZECH REPUBLIC	4,332,634

EGYPT - 0.1%
526,771		Commercial International Bank	2,360,181
481,445		Eastern Tobacco	432,279
359,060		ElSwedy Cables Holding Co	303,959
		TOTAL EGYPT	3,096,419
295

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

GREECE - 0.3%
691,125	*	Alpha Bank AE	$1,042,991
949,470	*	Eurobank Ergasias S.A.	640,037
12,741	*,†,m	Hellenic Duty Free Shops S.A.	17,317
113,207		Hellenic Telecommunications Organization S.A.	1,261,624
49,754		JUMBO S.A.	724,430
40,982		Motor Oil Hellas Corinth Refineries S.A.	970,142
265,900	*	National Bank of Greece S.A.	460,211
105,753		OPAP S.A.	993,552
138,484	*	Piraeus Bank S.A.	203,376
21,051		Titan Cement Co S.A.	463,516
		TOTAL GREECE	6,777,196

HONG KONG - 0.7%
7,070,000	*,e	Alibaba Pictures Group Ltd	976,932
1,568,000	*	China First Capital Group Ltd	631,843
873,400		China Gas Holdings Ltd	2,772,511
1,240,000		China Resources Cement Holdings Ltd	1,100,721
3,430,000	e,m	Fullshare Holdings Ltd	1,339,949
6,551,799	*,e	GCL Poly Energy Holdings Ltd	389,321
641,000		Haier Electronics Group Co Ltd	1,346,086
355,000		Kingboard Chemical Holdings Ltd	953,611
593,000		Kingboard Laminates Holdings Ltd	455,240
834,000		Lee & Man Paper Manufacturing Ltd	716,057
834,000		Nine Dragons Paper Holdings Ltd	798,712
3,529,000		Sino Biopharmaceutical	3,185,246
886,000		Skyworth Digital Holdings Ltd	205,178
770,000		SSY Group Ltd	650,543
1,203,500		Sun Art Retail Group Ltd	1,319,530
525,000		Towngas China Co Ltd	382,485
		TOTAL HONG KONG	17,223,965

HUNGARY - 0.3%
217,048		MOL Hungarian Oil & Gas plc	2,275,803
105,741		OTP Bank	3,798,791
65,309		Richter Gedeon Rt	1,213,146
		TOTAL HUNGARY	7,287,740

INDIA - 8.3%
266,943		Ambuja Cements Ltd	712,488
648,962		Ashok Leyland Ltd	1,006,393
150,217		Asian Paints Ltd	2,500,222
132,117		Aurobindo Pharma Ltd	1,415,865
63,979	*,g	Avenue Supermarts Ltd	1,158,259
884,959	*	Axis Bank Ltd	6,966,862
89,198		Bajaj Finance Ltd	2,870,027
19,082		Bajaj Finserv Ltd	1,393,459
43,786		Bajaj Holdings and Investment Ltd	1,535,471
98,254		Bharat Forge Ltd	777,292
441,226		Bharat Heavy Electricals	410,834
398,230		Bharat Petroleum Corp Ltd	1,485,126
696,780		Bharti Airtel Ltd	2,757,882
296

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

170,292	*	Bharti Infratel Ltd	$619,341
3,399	*	Bosch Ltd	907,373
12,974		Britannia Industries Ltd	989,079
83,969		Cadila Healthcare Ltd	409,134
171,080	*	Cipla Ltd	1,458,452
410,108		Coal India Ltd	1,478,061
72,347		Container Corp Of India Ltd	620,583
238,511		Dabur India Ltd	1,241,147
57,807		Dr Reddy’s Laboratories Ltd	1,985,838
6,396		Eicher Motors Ltd	1,894,375
357,621	*	GAIL India Ltd	1,811,877
70,923		Glenmark Pharmaceuticals Ltd	595,729
163,507		Godrej Consumer Products Ltd	1,606,221
158,707	*	Grasim Industries Ltd	1,790,651
116,808	*	Havells India Ltd	1,022,623
270,589		HCL Technologies Ltd	3,868,353
25,732		Hero Honda Motors Ltd	960,674
590,779		Hindalco Industries Ltd	1,761,450
327,330		Hindustan Lever Ltd	7,186,366
365,910		Hindustan Petroleum Corp Ltd	1,113,516
777,257		Housing Development Finance Corp	18,594,730
1,187,498		ICICI Bank Ltd	5,695,619
1,022,088	*	Idea Cellular Ltd	533,683
136,410		Indiabulls Housing Finance Ltd	1,538,575
813,594		Indian Oil Corp Ltd	1,526,514
1,746,030		Infosys Technologies Ltd	16,135,157
28,388	g	InterGlobe Aviation Ltd	340,880
1,728,826		ITC Ltd	6,551,445
429,426		JSW Steel Ltd	1,971,548
244,694		Larsen & Toubro Ltd	4,300,043
145,960		LIC Housing Finance Ltd	811,012
111,973	*	Lupin Ltd	1,342,003
136,862	*	Mahindra & Mahindra Financial Services Ltd	756,362
370,116		Mahindra & Mahindra Ltd	3,837,070
192,097		Marico Ltd	834,987
53,357		Maruti Suzuki India Ltd	4,774,322
296,678	*	Motherson Sumi Systems Ltd	655,262
148,339	*,m	Motherson Sumi Systems Ltd (Temporary)	327,631
263,367	*	Mundra Port and Special Economic Zone Ltd	1,136,281
10,136		Nestle India Ltd	1,390,073
935,241		NTPC Ltd	2,019,268
2,526		Page Industries Ltd	1,006,955
375,820		Petronet LNG Ltd	1,146,311
55,497	*	Pidilite Industries Ltd	719,741
38,250		Piramal Healthcare Ltd	1,124,575
767,480		Power Grid Corp of India Ltd	1,929,188
1,437,965		Reliance Industries Ltd	20,643,821
323,322		Rural Electrification Corp Ltd	508,987
668,246	*,m	Sesa Sterlite Ltd	1,911,961
3,466		Shree Cement Ltd	654,128
66,843		Shriram Transport Finance Co Ltd	1,055,836
29,598		Siemens India Ltd	373,128
887,718	*	State Bank of India	3,378,320
297

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

413,391		Sun Pharmaceutical Industries Ltd	$3,245,359
445,760		Tata Consultancy Services Ltd	11,685,795
783,039	*	Tata Motors Ltd	1,897,306
495,756		Tata Power Co Ltd	513,095
194,256		Tata Steel Ltd	1,456,625
237,528	*	Tech Mahindra Ltd	2,392,442
157,064		Titan Industries Ltd	1,796,985
42,645	*	Ultra Tech Cement Ltd	2,017,929
175,032	*	United Phosphorus Ltd	1,596,603
151,345	*	United Spirits Ltd	1,180,092
557,592		Wipro Ltd	2,496,183
861,319		Yes Bank Ltd	2,190,528
249,273		ZEE Telefilms Ltd	1,521,587
		TOTAL INDIA	201,826,968

INDONESIA - 2.0%
9,704,200		Adaro Energy Tbk	1,054,517
26,942,400		Bank Rakyat Indonesia	5,591,840
1,247,000		Indofood CBP Sukses Makmur Tbk	732,680
9,910,500		PT Astra International Tbk	5,155,093
4,909,900		PT Bank Central Asia Tbk	7,645,012
1,573,766		PT Bank Danamon Indonesia Tbk	769,205
8,977,342		PT Bank Mandiri Persero Tbk	4,033,711
3,511,993		PT Bank Negara Indonesia	1,695,754
1,708,200		PT Bank Tabungan Negara Tbk	238,461
4,386,500	*	PT Bumi Serpong Damai	318,464
3,469,200		PT Charoen Pokphand Indonesia Tbk	1,256,594
245,700		PT Gudang Garam Tbk	1,171,251
4,354,200		PT Hanjaya Mandala Sampoerna Tbk	1,071,636
1,419,300		PT Indah Kiat Pulp and Paper Corp Tbk	1,189,454
951,600		PT Indocement Tunggal Prakarsa Tbk	1,085,798
2,046,900		PT Indofood Sukses Makmur Tbk	805,329
1,305,970		PT Jasa Marga Tbk	357,006
9,861,300		PT Kalbe Farma Tbk	889,441
1,189,600		PT Matahari Department Store Tbk	380,057
8,991,000		PT Pakuwon Jati Tbk	282,923
5,334,000		PT Perusahaan Gas Negara Persero Tbk	781,184
1,389,000		PT Semen Gresik Persero Tbk	823,562
2,670,800		PT Surya Citra Media Tbk	276,365
24,802,000		PT Telekomunikasi Indonesia Persero Tbk	6,282,943
756,900		PT Unilever Indonesia Tbk	2,155,978
935,900		PT United Tractors Tbk	2,066,305
2,197,500		PT Waskita Karya Persero Tbk	208,635
1,121,400		Tower Bersama Infrastructure	345,217
		TOTAL INDONESIA	48,664,415

KOREA, REPUBLIC OF - 13.6%
16,157		Amorepacific Corp	2,182,999
4,703		Amorepacific Corp (Preference)	373,395
4,197		BGF retail Co Ltd	620,896
122,254		BS Financial Group, Inc	816,564
17,364	*,e	Celltrion Healthcare Co Ltd	973,637
8,013	*	Celltrion Pharm Inc	376,926
298

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

40,371	*,e	Celltrion, Inc	$7,723,619
32,460		Cheil Communications, Inc	647,719
37,536		Cheil Industries, Inc	3,592,486
3,903		CJ CheilJedang Corp	1,113,330
6,595		CJ Corp	634,176
5,491		CJ O Shopping Co Ltd	1,092,526
13,357		Daelim Industrial Co	894,223
77,101	*	Daewoo Engineering & Construction Co Ltd	307,800
24,341		Daewoo International Corp	382,943
203,395		Daewoo Securities Co Ltd	1,154,216
73,352		DGB Financial Group Co Ltd	606,711
25,028		Dongbu Insurance Co Ltd	1,576,947
16,393		Dongsuh Co, Inc	268,798
20,898		Doosan Bobcat, Inc	648,117
31,274	*,e	Doosan Heavy Industries and Construction Co Ltd	302,200
10,222		E-Mart Co Ltd	1,838,913
9,708		GLOVIS Co Ltd	974,830
26,737		GS Engineering & Construction Corp	985,910
34,360		GS Holdings Corp	1,466,423
14,351		GS Retail Co Ltd	453,306
147,950		Hana Financial Group, Inc	4,983,787
34,557		Hankook Tire Co Ltd	1,255,460
3,020		Hanmi Pharm Co Ltd	1,036,366
5,985		Hanmi Science Co Ltd	351,358
87,870		Hanon Systems	847,510
5,395		Hanssem Co Ltd	231,985
48,897		Hanwha Chemical Corp	696,322
21,062		Hanwha Corp	521,664
11,931	*	HDC Hyundai Development Co-Engineering & Construction	462,452
15,717	*	HLB, Inc	1,207,287
8,398		Honam Petrochemical Corp	1,940,296
15,461	e	Hotel Shilla Co Ltd	974,407
289,055		Hynix Semiconductor, Inc	17,408,438
7,184		Hyundai Department Store Co Ltd	549,520
39,812		Hyundai Engineering & Construction Co Ltd	1,608,890
18,751	*	Hyundai Heavy Industries	2,062,669
32,513		Hyundai Marine & Fire Insurance Co Ltd	1,196,213
33,728		Hyundai Mobis	5,633,985
75,589		Hyundai Motor Co	7,079,885
18,425		Hyundai Motor Co Ltd (2nd Preference)	1,146,816
11,085		Hyundai Motor Co Ltd (Preference)	649,254
4,674	*	Hyundai Robotics Co Ltd	1,468,774
38,824		Hyundai Steel Co	1,424,694
126,254		Industrial Bank of Korea	1,648,688
16,107	g	ING Life Insurance Korea Ltd	434,305
24,628	e	Kakao Corp	1,990,781
56,268		Kangwon Land, Inc	1,424,817
196,280		KB Financial Group, Inc	8,173,924
2,605		KCC Corp	566,490
10,866		KEPCO Plant Service & Engineering Co Ltd	263,184
130,483		Kia Motors Corp	3,261,516
37,096	*	Korea Aerospace Industries Ltd	944,943
129,876		Korea Electric Power Corp	3,102,277
299

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

4,656	*	Korea Express Co Ltd	$649,525
14,279	*	Korea Gas Corp	655,038
21,643		Korea Investment Holdings Co Ltd	1,131,846
9,276		Korea Kumho Petrochemical	704,673
151,588		Korea Life Insurance Co Ltd	597,752
4,078		Korea Zinc Co Ltd	1,360,090
27,112		Korean Air Lines Co Ltd	656,327
13,003		KT Corp	327,156
57,748		KT&G Corp	5,149,461
22,858		LG Chem Ltd	6,984,847
4,170		LG Chem Ltd (Preference)	732,787
45,651		LG Corp	2,659,738
52,513		LG Electronics, Inc	2,935,729
4,678		LG Household & Health Care Ltd	4,301,912
1,094		LG Household & Health Care Ltd (Preference)	703,351
7,717		LG Innotek Co Ltd	846,884
105,668		LG Telecom Ltd	1,501,779
113,544		LG.Philips LCD Co Ltd	1,656,777
15,372	*	Lotte Corp	643,191
5,320		Lotte Shopping Co Ltd	908,233
2,190		Medy-Tox, Inc	897,172
69,360		Naver Corp	6,984,853
8,641		NCsoft	3,265,926
12,784	e,g	Netmarble Corp	1,262,675
8,637		OCI Co Ltd	648,887
10,869		Orion Corp/Republic of Korea	909,938
575		Ottogi Corp	333,179
14,038		Pacific Corp	769,428
3,244	*	Pearl Abyss Corp	587,962
38,880		POSCO	8,899,356
9,708		S1 Corp (Korea)	822,124
8,322	*,g	Samsung Biologics Co Ltd	2,848,448
14,308		Samsung Card Co	422,785
27,739	e	Samsung Electro-Mechanics Co Ltd	2,895,512
2,385,406		Samsung Electronics Co Ltd	89,299,558
425,595		Samsung Electronics Co Ltd (Preference)	13,427,832
81,168	*	Samsung Engineering Co Ltd	1,310,199
15,557		Samsung Fire & Marine Insurance Co Ltd	3,802,049
215,245	*	Samsung Heavy Industries Co Ltd	1,320,579
34,519		Samsung Life Insurance Co Ltd	2,792,777
27,294		Samsung SDI Co Ltd	5,676,173
17,076		Samsung SDS Co Ltd	2,904,686
32,075		Samsung Securities Co Ltd	757,781
211,230		Shinhan Financial Group Co Ltd	7,867,431
3,713		Shinsegae Co Ltd	847,759
29,033	*,e	SillaJen, Inc	1,765,702
15,671		SK C&C Co Ltd	3,608,343
34,344		SK Energy Co Ltd	6,445,338
9,892		SK Telecom Co Ltd	2,324,228
25,053		S-Oil Corp	2,733,841
130,351	*	STX Pan Ocean Co Ltd	548,713
6,632	*,e	ViroMed Co Ltd	1,092,727
25,180		Woongjin Coway Co Ltd	1,553,823
300

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES	COMPANY	VALUE

236,604	Woori Bank	$3,278,380
74,218	Woori Investment & Securities Co Ltd	796,733
4,054	Yuhan Corp	597,725
	TOTAL KOREA, REPUBLIC OF	329,966,285

LUXEMBOURG - 0.0%
68,013	Reinet Investments S.C.A	1,139,659
	TOTAL LUXEMBOURG	1,139,659

MALAYSIA - 2.5%
773,800	AirAsia BHD	486,174
449,500	Alliance Financial Group BHD	425,727
764,600	AMMB Holdings BHD	694,949
593,000	Astro Malaysia Holdings BHD	191,563
71,700	British American Tobacco Malaysia BHD	532,675
2,369,235	Bumiputra-Commerce Holdings BHD	3,241,792
1,866,996	Dialog Group BHD	1,512,192
1,499,200	Digi.Com BHD	1,544,753
587,500	Felda Global Ventures Holdings BHD	196,737
62,800	Fraser & Neave Holdings BHD	505,762
930,300	Gamuda BHD	532,244
1,074,875	Genting BHD	1,886,337
178,400	Genting Plantations BHD	411,889
271,500	HAP Seng Consolidated BHD	638,922
707,900	Hartalega Holdings BHD	1,059,111
320,787	Hong Leong Bank BHD	1,588,525
100,506	Hong Leong Credit BHD	441,893
1,294,100	IHH Healthcare BHD	1,546,718
1,555,300	IJM Corp BHD	606,296
1,101,100	IOI Corp BHD	1,184,309
797,741	IOI Properties Group Sdn BHD	249,782
239,300	Kuala Lumpur Kepong BHD	1,424,992
1,940,067	Malayan Banking BHD	4,403,451
449,976	Malaysia Airports Holdings BHD	894,412
1,038,300	Maxis BHD	1,298,219
653,500	MISC BHD	951,377
938,000	My EG Services BHD	269,727
30,300	Nestle Malaysia BHD	1,041,257
1,285,000	Petronas Chemicals Group BHD	2,873,192
178,300	Petronas Dagangan BHD	1,109,691
363,100	Petronas Gas BHD	1,588,291
306,240	PPB Group BHD	1,227,138
636,300	Press Metal BHD	736,604
1,446,040	Public Bank BHD	8,506,221
1,482,900	Resorts World BHD	1,592,728
494,270	RHB Capital BHD	618,350
1,068,165	Sime Darby BHD	561,874
1,160,965	Sime Darby Plantation BHD	1,461,196
1,068,165	Sime Darby Property BHD	249,511
726,876	SP Setia BHD	365,246
573,565	Telekom Malaysia BHD	326,462
1,573,450	Tenaga Nasional BHD	5,530,890
1,316,003	TM International BHD	1,073,273
301

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

718,200		Top Glove Corp BHD	$1,021,166
180,500		UMW Holdings BHD	205,121
452,000		Westports Holdings BHD	368,673
1,982,166		YTL Corp BHD	503,004
		TOTAL MALAYSIA	59,680,416

MEXICO - 2.8%
1,453,050		Alfa S.A. de C.V. (Class A)	1,531,503
246,500		Alsea SAB de C.V.	630,289
16,698,970		America Movil S.A. de C.V. (Series L)	12,092,690
916,925		Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand	1,143,377
7,128,397	*	Cemex S.A. de C.V.	3,558,364
249,260		Coca-Cola Femsa S.A. de C.V.	1,421,696
97,200		El Puerto de Liverpool SAB de C.V.	615,980
212,925		Embotelladoras Arca SAB de C.V.	1,070,744
1,677,200		Fibra Uno Administracion S.A. de C.V.	1,802,433
970,137		Fomento Economico Mexicano S.A. de C.V.	8,247,472
102,975		Gruma SAB de C.V.	1,074,703
179,128		Grupo Aeroportuario del Pacifico S.A. de C.V. (B Shares)	1,481,913
103,155		Grupo Aeroportuario del Sureste S.A. de C.V. (Class B)	1,714,608
786,920	e	Grupo Bimbo S.A. de C.V. (Series A)	1,474,028
198,598		Grupo Carso S.A. de C.V. (Series A1)	584,455
1,296,487		Grupo Financiero Banorte S.A. de C.V.	7,133,048
1,083,632		Grupo Financiero Inbursa S.A.	1,404,602
1,735,556		Grupo Mexico S.A. de C.V. (Series B)	4,004,554
1,209,126		Grupo Televisa S.A.	3,485,726
77,307		Industrias Penoles S.A. de C.V.	1,089,584
259,900		Infraestructura Energetica ,NV SAB de C.V.	1,018,834
761,242	e	Kimberly-Clark de Mexico S.A. de C.V. (Class A)	1,097,272
521,823		Mexichem SAB de C.V.	1,378,461
121,705		Promotora y Operadora de Infraestructura SAB de C.V.	1,107,572
2,634,989		Wal-Mart de Mexico SAB de C.V.	6,729,757
		TOTAL MEXICO	66,893,665

PAKISTAN - 0.1%
340,500		Habib Bank Ltd	374,390
65,900		Lucky Cement Ltd	247,967
186,100		MCB Bank Ltd	278,022
546,100		Oil & Gas Development Co Ltd	654,004
229,300		United Bank Ltd	259,865
		TOTAL PAKISTAN	1,814,248

PERU - 0.4%
104,822		Cia de Minas Buenaventura S.A. (ADR) (Series B)	1,450,737
33,290		Credicorp Ltd (NY)	7,513,886
39,027		Southern Copper Corp (NY)	1,496,295
		TOTAL PERU	10,460,918

PHILIPPINES - 1.0%
920,170		Aboitiz Equity Ventures, Inc	809,480
750,800		Aboitiz Power Corp	472,890
1,882,300	*	Alliance Global Group, Inc	400,863

302

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

126,613		Ayala Corp	$2,179,671
3,738,400		Ayala Land, Inc	2,773,907
1,000,299		Banco de Oro Universal Bank	2,291,314
476,469		Bank of the Philippine Islands	732,602
1,716,400		DMCI Holdings, Inc	412,211
15,870		Globe Telecom, Inc	619,910
49,738		GT Capital Holdings, Inc	706,492
277,990		International Container Term Services, Inc	470,201
1,362,620		JG Summit Holdings (Series B)	1,206,619
228,190		Jollibee Foods Corp	1,178,400
115,030		Manila Electric Co	791,780
4,426,900		Megaworld Corp	365,244
6,294,000		Metro Pacific Investments Corp	565,367
458,893		Metropolitan Bank & Trust	562,983
40,555		PLDT, Inc	1,046,605
1,053,143		Robinsons Land Corp	413,969
128,930		Security Bank Corp	348,427
124,225		SM Investments Corp	2,094,145
5,094,375		SM Prime Holdings	3,220,782
477,580		Universal Robina	1,161,719
		TOTAL PHILIPPINES	24,825,581

POLAND - 1.2%
42,384	*	Alior Bank S.A.	636,218
14,692		Bank Handlowy w Warszawie S.A.	267,962
284,772	*	Bank Millennium S.A.	655,543
77,414		Bank Pekao S.A.	2,110,482
16,322		Bank Zachodni WBK S.A.	1,446,229
6,419		BRE Bank S.A.	624,234
12,724		CCC S.A.	553,426
33,827	*	CD Projekt Red S.A.	1,392,546
103,900	*	Cyfrowy Polsat S.A.	597,439
24,006	*,g	Dino Polska S.A.	527,506
62,855		Grupa Lotos S.A.	1,133,351
26,827	*	Jastrzebska Spolka Weglowa S.A.	515,749
65,939	*	KGHM Polska Miedz S.A.	1,490,750
613		LPP S.A.	1,253,240
46,897	g	PLAY Communications S.A.	201,285
1,171,481	*	Polish Oil & Gas Co	1,911,012
419,175	*	Polska Grupa Energetyczna S.A.	1,146,955
155,269		Polski Koncern Naftowy Orlen S.A.	3,733,816
425,863		Powszechna Kasa Oszczednosci Bank Polski S.A.	4,422,762
298,577		Powszechny Zaklad Ubezpieczen S.A.	3,042,791
264,409	*	Telekomunikacja Polska S.A.	298,829
20,453		Zaklady Azotowe w Tarnowie-Moscicach S.A.	137,937
		TOTAL POLAND	28,100,062

QATAR - 1.1%
46,925	*	Barwa Real Estate Co	481,880
98,278	*	Commercial Bank of Qatar QSC	1,117,336
68,246	*	Doha Bank QSC	411,800
363,985	*	Ezdan Holding Group QSC	1,093,655
91,854	*	Industries Qatar QSC	3,534,495

303

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

181,372	*	Masraf Al Rayan	$1,891,766
37,192	*	Ooredoo QSC	704,675
25,596	*	Qatar Electricity & Water Co	1,320,392
73,311	*	Qatar Insurance Co SAQ	738,949
59,566	*	Qatar Islamic Bank SAQ	2,502,690
223,298	*	Qatar National Bank	11,952,398
		TOTAL QATAR	25,750,036

ROMANIA - 0.1%
187,044		NEPI Rockcastle plc	1,615,152
		TOTAL ROMANIA	1,615,152

RUSSIA - 3.8%
2,803,183		Gazprom (ADR)	13,174,960
242,064		LUKOIL PJSC (ADR)	18,067,657
183,592		Magnit OAO (GDR)	2,445,238
326,929		MMC Norilsk Nickel PJSC (ADR)	5,412,715
258,049		Mobile TeleSystems (ADR)	2,066,973
47,360		NovaTek OAO (GDR)	7,987,615
63,455		Novolipetsk Steel PJSC (GDR)	1,533,073
75,531		PhosAgro OAO (GDR)	986,942
13,795	*	Polyus PJSC (GDR)	425,175
15,613		Polyus PJSC (GDR)	478,538
676,914	*	Rosneft Oil Co PJSC (GDR)	4,758,705
729,325		RusHydro PJSC (ADR)	569,841
35,130		Sberbank of Russia (ADR)	410,670
1,277,381		Sberbank of Russian Federation (ADR)	15,030,213
120,524		Severstal (GDR) (Equiduct)	1,870,883
961,836		Surgutneftegaz (ADR) (London)	3,828,107
129,186		Tatneft PAO (ADR)	9,067,693
1,326		Tatneft PJSC (ADR)	94,146
875,589		VTB Bank OJSC (GDR)	1,102,309
52,000	*	X 5 Retail Group NV (GDR)	1,220,791
8,222		X 5 Retail Group NV (GDR)	193,217
		TOTAL RUSSIA	90,725,461

SINGAPORE - 0.0%
108,300	g	BOC Aviation Ltd	776,300
		TOTAL SINGAPORE	776,300

SOUTH AFRICA - 5.5%
352,306		Absa Group Ltd	3,559,801
30,177		Anglo American Platinum Ltd	982,481
207,053		AngloGold Ashanti Ltd	2,015,262
183,784		Aspen Pharmacare Holdings Ltd	1,943,513
166,748		Bid Corp Ltd	3,122,157
165,049		Bidvest Group Ltd	2,059,755
19,832	e	Capitec Bank Holdings Ltd	1,332,309
123,735		Clicks Group Ltd	1,576,830
110,297		Coronation Fund Managers Ltd	367,427
176,131		Discovery Holdings Ltd	1,890,291
146,531		Exxaro Resources Ltd	1,498,699
1,665,017		FirstRand Ltd	7,272,231

304

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

419,504		Fortress REIT Ltd	$409,196
567,110		Fortress REIT Ltd (Class A)	650,638
115,155		Foschini Ltd	1,260,627
481,362		Gold Fields Ltd	1,272,601
1,467,734		Growthpoint Properties Ltd	2,253,460
114,003		Hyprop Investments Ltd	697,580
78,785		Imperial Holdings Ltd	874,166
136,997		Investec Ltd	852,209
28,311	e	Kumba Iron Ore Ltd	555,086
60,407		Liberty Holdings Ltd	442,186
660,715		Life Healthcare Group Holdings Pte Ltd	1,097,273
522,349	*	Metropolitan Holdings Ltd	633,405
60,249		Mondi Ltd	1,441,975
130,422	e	Mr Price Group Ltd	2,042,044
823,616		MTN Group Ltd	4,782,680
217,188		Naspers Ltd (N Shares)	38,094,958
189,759		Nedbank Group Ltd	3,207,904
574,270		Network Healthcare Holdings Ltd	963,913
192,158		Pick’n Pay Stores Ltd	887,424
72,290		Pioneer Foods Ltd	396,817
77,337		PSG Group Ltd	1,153,295
318,823		Rand Merchant Investment Holdings Ltd	740,829
2,473,760		Redefine Properties Ltd	1,608,091
260,923	e	Remgro Ltd	3,363,737
127,302		Resilient REIT Ltd	516,198
350,975		RMB Holdings Ltd	1,772,729
879,688		Sanlam Ltd	4,429,509
266,335		Sappi Ltd	1,496,415
272,181		Sasol Ltd	8,894,861
215,961		Shoprite Holdings Ltd	2,636,490
102,234	e	Spar Group Ltd	1,218,492
641,049		Standard Bank Group Ltd	7,102,320
136,222		Telkom S.A. Ltd	495,395
78,943		Tiger Brands Ltd	1,414,011
208,830		Truworths International Ltd	1,143,919
286,553		Vodacom Group Pty Ltd	2,416,431
507,697		Woolworths Holdings Ltd	1,753,330
		TOTAL SOUTH AFRICA	132,592,950

TAIWAN - 11.5%
1,519,912		Acer, Inc	1,069,504
178,030		Advantech Co Ltd	1,228,422
53,000		Airtac International Group	457,243
1,709,419		ASE Industrial Holding Co Ltd	3,447,768
1,164,512		Asia Cement Corp	1,234,703
333,500		Asustek Computer, Inc	2,472,982
4,069,000		AU Optronics Corp	1,589,781
328,000		Catcher Technology Co Ltd	3,316,468
4,047,270		Cathay Financial Holding Co Ltd	6,425,739
576,828		Chailease Holding Co Ltd	1,654,435
2,450,719		Chang Hwa Commercial Bank	1,392,235
920,490		Cheng Shin Rubber Industry Co Ltd	1,298,669
224,079		Chicony Electronics Co Ltd	449,119

305

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

1,311,000		China Airlines	$389,029
6,307,754		China Development Financial Holding Corp	2,030,960
1,382,993		China Life Insurance Co Ltd (Taiwan)	1,314,466
6,482,850		China Steel Corp	5,120,127
8,943,908		Chinatrust Financial Holding Co	5,989,113
1,936,600		Chunghwa Telecom Co Ltd	6,840,363
2,070,000		Compal Electronics, Inc	1,143,421
1,008,929		Delta Electronics, Inc	4,246,802
4,788,044		E.Sun Financial Holding Co Ltd	3,179,117
87,316		Eclat Textile Co Ltd	1,039,645
1,008,298		Eva Airways Corp	461,895
807,582		Evergreen Marine Corp Tawain Ltd	298,349
1,610,852		Far Eastern Textile Co Ltd	1,620,222
820,000		Far EasTone Telecommunications Co Ltd	1,954,046
172,662		Feng TAY Enterprise Co Ltd	1,038,673
4,934,684		First Financial Holding Co Ltd	3,121,892
1,781,270		Formosa Chemicals & Fibre Corp	6,464,329
801,000		Formosa Petrochemical Corp	3,162,169
2,254,600		Formosa Plastics Corp	7,372,726
234,000		Formosa Taffeta Co Ltd	255,069
414,512		Foxconn Technology Co Ltd	880,205
3,489,812		Fubon Financial Holding Co Ltd	5,475,181
4,658,112		Fuhwa Financial Holdings Co Ltd	2,265,233
96,000		General Interface Solution Holding Ltd	320,629
175,000		Giant Manufacturing Co Ltd	669,761
108,000		Globalwafers Co Ltd	859,739
308,500	*	High Tech Computer Corp	335,810
389,290		Highwealth Construction Corp	571,838
121,714		Hiwin Technologies Corp	789,937
6,506,512		Hon Hai Precision Industry Co, Ltd	16,562,641
112,000		Hotai Motor Co Ltd	774,974
3,713,044		Hua Nan Financial Holdings Co Ltd	2,097,266
4,519,061		InnoLux Display Corp	1,372,187
1,171,060		Inventec Co Ltd	946,452
50,000		Largan Precision Co Ltd	5,463,170
1,020,778		Lite-On Technology Corp	1,173,628
913,925		Macronix International	508,873
748,961		MediaTek, Inc	5,532,303
5,484,046		Mega Financial Holding Co Ltd	4,643,854
359,000		Micro-Star International Co Ltd	799,735
2,622,860		Nan Ya Plastics Corp	6,533,565
553,000		Nanya Technology Corp	923,373
79,000		Nien Made Enterprise Co Ltd	489,940
275,000		Novatek Microelectronics Corp Ltd	1,216,579
966,000		Pegatron Technology Corp	1,765,119
59,000		Phison Electronics Corp	387,990
1,051,000		Pou Chen Corp	1,066,500
332,000		Powertech Technology, Inc	728,258
284,000		President Chain Store Corp	3,212,652
1,320,000		Quanta Computer, Inc	2,087,839
212,085		Realtek Semiconductor Corp	854,009
309,679		Ruentex Development Co Ltd	429,791
193,638		Ruentex Industries Ltd	486,557

306

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

5,027,466		Shin Kong Financial Holding Co Ltd	$1,657,570
4,755,717		SinoPac Financial Holdings Co Ltd	1,617,762
304,777		Standard Foods Corp	458,285
641,050		Synnex Technology International Corp	691,780
89,000	*	TaiMed Biologics, Inc	555,868
4,481,598		Taishin Financial Holdings Co Ltd	1,996,872
1,388,527		Taiwan Business Bank	458,374
2,268,005		Taiwan Cement Corp	2,549,430
4,347,050		Taiwan Cooperative Financial Holding	2,448,385
972,000		Taiwan High Speed Rail Corp	965,878
841,200		Taiwan Mobile Co Ltd	3,005,866
12,201,000		Taiwan Semiconductor Manufacturing Co Ltd	91,597,570
791,000		Teco Electric and Machinery Co Ltd	455,111
2,395,569		Uni-President Enterprises Corp	5,806,506
5,882,000		United Microelectronics Corp	2,241,520
472,000		Vanguard International Semiconductor Corp	873,271
160,000		Walsin Technology Corp	676,111
179,000		Win Semiconductors Corp	552,876
1,409,000		Winbond Electronics Corp	613,836
1,397,560		Wistron Corp	856,766
630,660		WPG Holdings Co Ltd	751,107
124,009		Yageo Corp	1,271,602
202,127		Zhen Ding Technology Holding Ltd	462,461
		TOTAL TAIWAN	277,869,876

THAILAND - 2.4%
520,700		Advanced Info Service PCL (Foreign)	3,048,073
2,016,700		Airports of Thailand PCL	3,876,963
128,500		Bangkok Bank PCL (Foreign)	822,977
1,807,400		Bangkok Dusit Medical Services PCL (Foreign)	1,340,442
3,345,300		Bangkok Expressway & Metro PCL	859,018
1,218,900		Banpu PCL (Foreign)	641,868
466,400		Berli Jucker PCL	786,357
2,674,600		BTS Group Holdings PCL	738,238
161,600		Bumrungrad Hospital PCL (Foreign)	943,360
592,300		Central Pattana PCL (Foreign)	1,412,475
1,328,280		Charoen Pokphand Foods PCL	1,012,366
2,515,700		CP Seven Eleven PCL (Foreign)	5,021,075
233,600		Delta Electronics Thai PCL	486,335
52,000		Electricity Generating PCL	362,760
509,100		Energy Absolute PCL (Foreign)	761,385
277,300		Glow Energy PCL (Foreign)	700,808
1,481,926		Home Product Center PCL (Foreign)	667,365
742,978		Indorama Ventures PCL (Foreign)	1,218,843
7,277,900		IRPC PCL (Foreign)	1,340,168
905,900		Kasikornbank PCL (Foreign)	5,454,964
1,851,450		Krung Thai Bank PCL (Foreign)	1,123,985
829,800		Land and Houses PCL Co Reg	258,712
903,770		Minor International PCL (Foreign)	998,061
827,684		PTT Exploration & Production PCL (Foreign)	3,466,672
1,135,441		PTT Global Chemical PCL (Foreign)	2,637,374
5,353,300		PTT PCL (Foreign)	8,078,503
203,000		Robinson PCL	401,014

307

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

190,350		Siam Cement PCL (Foreign)	$2,364,337
829,100		Siam Commercial Bank PCL (Foreign)	3,440,728
732,300		Thai Oil PCL (Foreign)	1,872,860
843,800		Thai Union Group PCL	423,152
5,903,600		TMB Bank PCL (Foreign)	406,987
5,286,748		True Corp PCL (Foreign)	942,856
		TOTAL THAILAND	57,911,081

TURKEY - 0.6%
1,035,337		Akbank TAS	1,224,374
90,802		Anadolu Efes Biracilik Ve Malt Sanayii AS	305,295
136,636		Arcelik AS	380,030
159,880		Aselsan Elektronik Sanayi Ve Ticaret AS	723,769
99,427		BIM Birlesik Magazalar AS	1,413,397
40,123		Coca-Cola Icecek AS	198,098
1,229,956		Emlak Konut Gayrimenkul Yatiri	368,372
670,985		Eregli Demir ve Celik Fabrikalari TAS	1,088,878
32,961		Ford Otomotiv Sanayi AS	353,967
398,343		Haci Omer Sabanci Holding AS	508,109
356,664		KOC Holding AS	996,341
394,114		Petkim Petrokimya Holding	358,734
83,385		TAV Havalimanlari Holding AS	347,159
52,823		Tofas Turk Otomobil Fabrik	199,379
80,978		Tupras Turkiye Petrol Rafine	1,910,567
296,231	*	Turk Hava Yollari	746,172
414,736		Turk Sise ve Cam Fabrikalari AS	351,240
514,724		Turkcell Iletisim Hizmet AS	1,047,435
1,065,295		Turkiye Garanti Bankasi AS	1,340,054
320,920		Turkiye Halk Bankasi AS	354,899
735,503		Turkiye Is Bankasi (Series C)	526,398
344,991		Turkiye Vakiflar Bankasi Tao	211,663
91,943	*	Ulker Biskuvi Sanayi AS	243,118
795,996	*	Yapi ve Kredi Bankasi	230,845
		TOTAL TURKEY	15,428,293

UNITED ARAB EMIRATES - 0.7%
1,026,409	*	Abu Dhabi Commercial Bank PJSC	2,261,143
1,740,643		Aldar Properties PJSC	819,818
758,668	*	DAMAC Properties Dubai Co PJSC	417,634
79,152		DP World Ltd	1,423,945
791,944	*	Dubai Investments PJSC	349,202
872,678	*	Dubai Islamic Bank PJSC	1,249,687
391,688	*	Emaar Development PJSC	529,328
905,813	*	Emaar Malls Group PJSC	450,989
1,733,419		Emaar Properties PJSC	2,405,114
844,252	*	Emirates Telecommunications Group Co PJSC	4,003,347
758,599		National Bank of Abu Dhabi PJSC	2,855,851
		TOTAL UNITED ARAB EMIRATES	16,766,058

UNITED KINGDOM - 0.2%
2,440,430		Old Mutual Ltd	3,751,973
		TOTAL UNITED KINGDOM	3,751,973

308

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

UNITED STATES - 3.0%
181,721		iShares MSCI South Korea Index Fund	$10,588,883
439,000		Nexteer Automotive Group Ltd	619,023
1,627,670		Vanguard Emerging Markets ETF	61,623,586
		TOTAL UNITED STATES	72,831,492

		TOTAL COMMON STOCKS	2,416,286,487
		(Cost $2,351,203,784)

PREFERRED STOCKS - 0.0%

PHILIPPINES - 0.0%
307,700	*,†,m	Ayala Land, Inc	575
		TOTAL PHILIPPINES	575

		TOTAL PREFERRED STOCKS	575
		(Cost $725)

RIGHTS / WARRANTS - 0.0%

CHILE - 0.0%
1,583	m	Banco de Credito e Inversiones S.A.	5,140
13,013		SACI Falabella	1,309
		TOTAL CHILE	6,449

THAILAND - 0.0%
297,178	m	BTS Group Holdings PCL	0
		TOTAL THAILAND	0

		TOTAL RIGHTS / WARRANTS	6,449
		(Cost $0)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 1.7%

GOVERNMENT AGENCY DEBT - 0.2%
$3,250,000		Federal Home Loan Bank (FHLB)	2.050%	11/01/18	3,250,000
		TOTAL GOVERNMENT AGENCY DEBT			3,250,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.5%
37,004,341	c	State Street Navigator Securities Lending Government Money Market Portfolio			37,004,341
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			37,004,341

		TOTAL SHORT-TERM INVESTMENTS			40,254,341
		(Cost $40,254,341)
		TOTAL INVESTMENTS - 101.6%			2,456,547,852
		(Cost $2,391,458,850)
309

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

VALUE

OTHER ASSETS & LIABILITIES, NET - (1.6)%	$(38,234,459)
NET ASSETS - 100.0%	$2,418,313,393

Abbreviation(s):
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $34,472,457.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2018, the aggregate value of these securities amounted to $26,834,758 or 1.1% of net assets.
m	Indicates a security that has been deemed illiquid.
310

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

TIAA-CREF FUNDS

EMERGING MARKETS EQUITY INDEX FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2018

SECTOR	VALUE	% OF NET ASSETS
FINANCIALS	$646,855,556	26.6%
INFORMATION TECHNOLOGY	355,029,166	14.7
COMMUNICATION SERVICES	315,739,634	13.1
CONSUMER DISCRETIONARY	238,106,013	9.9
ENERGY	204,682,814	8.5
MATERIALS	174,099,364	7.2
CONSUMER STAPLES	153,916,728	6.4
INDUSTRIALS	131,511,562	5.4
HEALTH CARE	68,703,059	2.8
REAL ESTATE	66,023,323	2.7
UTILITIES	61,626,292	2.6
SHORT-TERM INVESTMENTS	40,254,341	1.7
OTHER ASSETS & LIABILITIES, NET	(38,234,459)	(1.6)

NET ASSETS	$2,418,313,393	100.0%
311

TIAA-CREF FUNDS - International Equity Index Fund

TIAA-CREF FUNDS

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.4%

AUSTRALIA - 7.5%
565,357		AGL Energy Ltd	$7,219,863
2,115,939		Alumina Ltd	3,840,076
978,478		Amcor Ltd	9,233,120
2,422,034		AMP Ltd	4,247,109
1,022,744		APA Group (ASE)	6,964,881
481,124		Aristocrat Leisure Ltd	9,066,268
1,677,982		AusNet Services	2,035,248
2,458,210		Australia & New Zealand Banking Group Ltd	45,247,432
167,879		Australian Stock Exchange Ltd	7,051,031
989,098	*,m	AZ BGP Holdings	23,190
324,681		Bank of Queensland Ltd	2,225,654
418,666		Bendigo Bank Ltd	3,042,248
2,725,560		BHP Billiton Ltd	62,888,613
1,788,210		BHP Billiton plc	35,672,452
468,192		BlueScope Steel Ltd	4,799,256
1,015,000		Boral Ltd	4,043,526
1,345,507		Brambles Ltd	10,135,633
229,085		Caltex Australia Ltd	4,583,720
480,666		Challenger Financial Services Group Ltd	3,500,624
86,924		CIMIC Group Ltd	2,918,472
446,291		Coca-Cola Amatil Ltd	3,140,861
48,269		Cochlear Ltd	6,082,526
1,496,367		Commonwealth Bank of Australia	73,577,617
400,403		Computershare Ltd	5,622,729
332,703		Crown Resorts Ltd	2,960,350
384,823		CSL Ltd	51,372,768
881,866		Dexus Property Group	6,371,763
48,818		Domino’s Pizza Enterprises Ltd	1,871,037
49,011		Flight Centre Travel Group Ltd	1,616,726
1,296,436		Fortescue Metals Group Ltd	3,690,085
1,470,175		GPT Group (ASE)	5,376,756
465,431	e	Harvey Norman Holdings Ltd	1,053,604
1,449,564		Healthscope Ltd	2,174,826
1,380,732		Incitec Pivot Ltd	3,825,816
1,979,643	*	Insurance Australia Group Ltd	9,574,872
493,651		Lend Lease Corp Ltd	6,164,988
1,345,577		Macquarie Goodman Group	9,889,242
276,017		Macquarie Group Ltd	23,017,653
2,397,901		Medibank Pvt Ltd	4,754,478
3,170,599		Mirvac Group	4,877,129
2,327,760		National Australia Bank Ltd	41,689,065
655,674		Newcrest Mining Ltd	9,597,889
1,138,272		Oil Search Ltd	6,257,651
334,983		Orica Ltd	4,081,383
312

TIAA-CREF FUNDS - International Equity Index Fund

SHARES	COMPANY	VALUE

1,523,939 *	Origin Energy Ltd	$7,897,438
1,146,007	QBE Insurance Group Ltd	9,207,836
1,706,256	QR National Ltd	5,083,511
116,906	Ramsay Health Care Ltd	4,666,321
41,685	REA Group Ltd	2,121,487
352,732	Rio Tinto Ltd	19,192,958
1,006,072	Rio Tinto plc	48,845,564
1,521,855	Santos Ltd	7,142,937
4,570,502	Scentre Group	12,876,288
271,415	Seek Ltd	3,448,326
341,656	Sonic Healthcare Ltd	5,468,150
4,448,549	South32 Ltd	11,473,478
2,176,763	Stockland Trust Group	5,568,407
1,099,998	Suncorp-Metway Ltd	10,937,378
938,533	Sydney Airport	4,289,630
1,569,516	Tabcorp Holdings Ltd	5,150,661
3,517,623	Telstra Corp Ltd	7,694,583
297,899	TPG Telecom Ltd	1,516,839
2,205,048	Transurban Group (ASE)	17,735,975
596,489	Treasury Wine Estates Ltd	6,420,345
2,790,652	Vicinity Centres	5,234,914
962,903	Wesfarmers Ltd	31,889,121
2,917,778	Westpac Banking Corp	55,425,318
790,850	Woodside Petroleum Ltd	19,470,941
1,104,026	Woolworths Ltd	22,282,999
	TOTAL AUSTRALIA	848,421,635

AUSTRIA - 0.2%
59,071	Andritz AG.	3,061,655
257,960	Erste Bank der Oesterreichischen Sparkassen AG.	10,500,891
123,610	OMV AG.	6,864,383
134,424	Raiffeisen International Bank Holding AG.	3,663,561
97,633	Voestalpine AG.	3,464,992
	TOTAL AUSTRIA	27,555,482

BELGIUM - 1.0%
153,165	Ageas	7,663,620
646,674	Anheuser-Busch InBev S.A.	47,828,857
56,667	Colruyt S.A.	3,294,856
74,105	Groupe Bruxelles Lambert S.A.	6,891,996
213,350	KBC Groep NV	14,703,239
139,201	Proximus plc	3,546,545
62,686	Solvay S.A.	7,140,394
44,161	Telenet Group Holding NV	2,139,531
106,726	UCB S.A.	8,962,851
173,420	Umicore S.A.	8,163,385
	TOTAL BELGIUM	110,335,274

CHILE - 0.0%
332,444	Antofagasta plc	3,327,771
	TOTAL CHILE	3,327,771
313

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

CHINA - 0.0%
644,983		Minth Group Ltd	$2,095,632
1,894,638		Yangzijiang Shipbuilding	1,698,877
		TOTAL CHINA	3,794,509

DENMARK - 1.6%
3,216		AP Moller - Maersk AS (Class A)	3,816,443
5,538		AP Moller - Maersk AS (Class B)	6,990,118
90,376		Carlsberg AS (Class B)	9,969,972
83,670		Christian Hansen Holding	8,445,821
100,748		Coloplast AS	9,401,153
603,828		Danske Bank AS	11,556,436
157,317		DSV AS	12,620,688
52,200	*	Genmab AS	7,142,733
58,992		H Lundbeck AS	2,751,483
139,834		ISS A.S.	4,592,311
1,545,272		Novo Nordisk AS	66,734,976
188,945		Novozymes AS	9,331,046
162,409	g	Orsted AS	10,298,474
93,125		Pandora AS	5,826,233
108,974		Tryg A.S.	2,626,923
169,291		Vestas Wind Systems AS	10,616,302
88,026	*	William Demant Holding A.S.	2,893,566
		TOTAL DENMARK	185,614,678

FINLAND - 1.2%
119,826		Elisa Oyj (Series A)	4,767,400
372,105		Fortum Oyj	7,833,072
289,818		Kone Oyj (Class B)	14,106,740
86,649		Metso Oyj	2,735,674
110,600		Neste Oil Oyj	9,081,932
4,792,896		Nokia Oyj (Turquoise)	27,073,075
95,705		Nokian Renkaat Oyj	3,044,218
2,582,126		Nordea Bank Abp	22,440,934
92,440		Orion Oyj (Class B)	3,179,872
375,766		Sampo Oyj (A Shares)	17,280,374
476,049		Stora Enso Oyj (R Shares)	7,152,732
452,182		UPM-Kymmene Oyj	14,537,079
370,016		Wartsila Oyj (B Shares)	6,296,042
		TOTAL FINLAND	139,529,144

FRANCE - 10.6%
167,276		Accor S.A.	7,643,243
25,247		Aeroports de Paris	5,280,483
364,116		Air Liquide	44,016,614
495,294		Airbus SE	54,737,031
133,462		Alstom RGPT	5,828,640
49,981	g	Amundi S.A.	2,969,162
57,982		Arkema	6,083,100
81,319		Atos Origin S.A.	6,954,979
1,650,492		AXA S.A.	41,306,325
34,804		BioMerieux	2,654,098
952,667		BNP Paribas	49,647,329
720,376		Bollore	3,047,760
314

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

180,834		Bouygues S.A.	$6,587,907
215,629		Bureau Veritas S.A.	4,864,608
136,509		Cap Gemini S.A.	16,668,391
499,862		Carrefour S.A.	9,694,212
45,877	e	Casino Guichard Perrachon S.A.	2,023,301
150,252		CNP Assurances	3,348,739
434,811		Compagnie de Saint-Gobain	16,379,954
963,267		Credit Agricole S.A.	12,336,996
523,395		Danone	37,063,355
2,089		Dassault Aviation S.A.	3,466,346
110,539		Dassault Systemes S.A.	13,837,773
199,646		Edenred	7,573,200
67,215		Eiffage S.A.	6,564,347
505,526		Electricite de France	8,375,578
175,924		Essilor International S.A.	24,027,439
37,069		Eurazeo	2,707,056
143,363		Eutelsat Communications	2,903,759
67,737		Faurecia	3,283,777
31,197		Fonciere Des Regions	3,130,340
1,538,809		Gaz de France	20,446,458
38,288		Gecina S.A.	5,615,425
389,674		Groupe Eurotunnel S.A.	4,901,438
26,780		Hermes International	15,288,746
26,522		Icade	2,250,007
22,828		Iliad S.A.	2,638,580
34,288		Imerys S.A.	2,113,618
50,495		Ingenico	3,573,782
32,875		Ipsen	4,558,230
61,244		JC Decaux S.A.	2,010,503
64,646		Kering	28,734,401
177,537		Klepierre	6,016,272
226,407		Legrand S.A.	14,784,589
214,079		L’Oreal S.A.	48,233,333
236,639		LVMH Moet Hennessy Louis Vuitton S.A.	71,797,557
145,697		Michelin (C.G.D.E.) (Class B)	14,915,661
808,773		Natixis	4,721,536
1,689,153		Orange S. A.	26,364,891
178,576		Pernod-Ricard S.A.	27,230,447
503,313		Peugeot S.A.	11,964,144
173,717		Publicis Groupe S.A.	10,055,942
19,020		Remy Cointreau S.A.	2,257,606
164,971		Renault S.A.	12,319,030
256,312		Rexel S.A.	3,267,290
282,009		Safran S.A.	36,443,420
955,688		Sanofi-Aventis	85,400,827
460,036		Schneider Electric S.A.	33,265,705
140,414		SCOR SE	6,488,640
19,514		SEB S.A.	2,798,039
21,953		Societe BIC S.A.	2,101,629
650,528		Societe Generale	23,846,884
77,786		Sodexho Alliance S.A.	7,940,154
324,610		Suez Environnement S.A.	4,682,272
48,053		Teleperformance	7,913,949
315

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

90,235		Thales S.A.	$11,524,636
2,034,049		Total S.A.	119,348,688
66,947	*	Ubisoft Entertainment	6,005,316
2,774	*	Unibail-Rodamco-Westfield	503,595
113,563		Unibail-Rodamco-Westfield	20,550,246
208,062		Valeo S.A.	6,710,885
448,441		Veolia Environnement	8,937,204
429,456	e	Vinci S.A.	38,221,325
884,160		Vivendi Universal S.A.	21,324,443
24,007		Wendel	3,110,734
		TOTAL FRANCE	1,208,183,919

GERMANY - 8.9%
160,506		Adidas-Salomon AG.	37,745,218
373,280		Allianz AG.	77,761,629
45,026		Axel Springer AG.	2,990,041
776,847		BASF SE	59,614,083
794,145		Bayer AG.	60,873,143
282,557		Bayerische Motoren Werke AG.	24,331,209
46,057		Bayerische Motoren Werke AG. (Preference)	3,468,853
87,498		Beiersdorf AG.	9,047,059
137,318		Brenntag AG.	7,171,378
868,478	*	Commerzbank AG.	8,177,510
94,661		Continental AG.	15,598,803
162,847	g	Covestro AG.	10,501,806
771,518		Daimler AG. (Registered)	45,702,103
80,979	*,g	Delivery Hero AG.	3,260,629
410,349		Deutsche Annington Immobilien SE	18,751,505
1,674,446		Deutsche Bank AG. (Registered)	16,365,580
162,490		Deutsche Boerse AG.	20,534,268
201,343		Deutsche Lufthansa AG.	4,041,583
834,244		Deutsche Post AG.	26,341,477
2,832,246		Deutsche Telekom AG.	46,453,582
298,843		Deutsche Wohnen AG.	13,669,127
46,192		Drillisch AG.	2,060,456
1,884,735		E.ON AG.	18,225,505
136,649		Evonik Industries AG.	4,227,343
34,500		Fraport AG. Frankfurt Airport Services Worldwide	2,664,282
183,126		Fresenius Medical Care AG.	14,378,412
354,873		Fresenius SE	22,554,234
64,284		Fuchs Petrolub AG. (Preference)	2,975,687
144,913		GEA Group AG.	4,403,325
51,011		Hannover Rueckversicherung AG.	6,860,004
130,168		HeidelbergCement AG.	8,833,776
90,607		Henkel KGaA	8,875,667
151,445		Henkel KGaA (Preference)	16,546,084
15,335		Hochtief AG.	2,272,468
52,378		Hugo Boss AG.	3,743,113
956,440		Infineon Technologies AG.	19,164,085
8,196	g	Innogy SE	361,970
112,983	*	Innogy SE	4,711,864
154,625		K&S AG.	2,879,423
63,441		KION Group AG.	3,707,237
316

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

74,989		Lanxess AG.	$4,641,648
32,346		MAN AG.	3,369,556
109,998		Merck KGaA	11,770,141
157,218		Metro Wholesale & Food Specialist AG.	2,365,077
43,617		MTU Aero Engines Holding AG.	9,261,287
126,549		Muenchener Rueckver AG.	27,180,888
83,007		Osram Licht AG.	3,363,165
129,591		Porsche AG.	8,241,339
199,696		ProSiebenSat. Media AG.	4,611,276
2,223		Puma AG. Rudolf Dassler Sport	1,143,109
5,203	*	Puma SE	2,675,504
435,965		RWE AG.	8,481,355
832,799		SAP AG.	89,170,654
31,058		Sartorius AG.	4,492,328
133,302		Schaeffler AG.	1,404,621
650,217		Siemens AG.	74,740,376
129,103	*,g	Siemens Healthineers AG.	5,343,146
105,351		Symrise AG.	8,824,949
633,408		Telefonica Deutschland Holding AG.	2,462,325
374,689		ThyssenKrupp AG.	7,853,915
364,675		TUI AG. (DI)	6,050,421
165,715		Uniper SE	4,782,265
100,369		United Internet AG.	4,153,354
29,205		Volkswagen AG.	4,807,989
158,033		Volkswagen AG. (Preference)	26,550,005
100,243		Wirecard AG.	18,751,147
93,008	*,g	Zalando SE	3,595,237
		TOTAL GERMANY	1,011,932,598

HONG KONG - 3.3%
10,262,938		AIA Group Ltd	78,070,610
256,912		ASM Pacific Technology	2,228,136
1,134,140		Bank of East Asia Ltd	3,677,223
3,150,544		BOC Hong Kong Holdings Ltd	11,794,710
2,188,803		CK Asset Holdings Ltd	14,244,171
2,272,099		CK Hutchison Holdings Ltd	22,884,851
563,869		CK Infrastructure Holdings Ltd	4,126,747
1,407,459		CLP Holdings Ltd	15,771,179
268,415		Dairy Farm International Holdings Ltd	2,424,924
2,029,361		Galaxy Entertainment Group Ltd	11,017,669
653,832		Hang Lung Group Ltd	1,609,694
1,640,971		Hang Lung Properties Ltd	2,974,542
647,368		Hang Seng Bank Ltd	15,179,206
1,106,462		Henderson Land Development Co Ltd	5,160,627
2,363,627	e	HK Electric Investments & HK Electric Investments Ltd	2,248,504
3,202,931		HKT Trust and HKT Ltd	4,417,381
7,812,269		Hong Kong & China Gas Ltd	14,922,513
1,198,485		Hong Kong Electric Holdings Ltd	8,003,377
995,431		Hong Kong Exchanges and Clearing Ltd	26,505,111
1,029,555		Hongkong Land Holdings Ltd	6,096,983
530,727		Hysan Development Co Ltd	2,488,948
192,661		Jardine Matheson Holdings Ltd	11,124,904
190,250		Jardine Strategic Holdings Ltd	6,390,978
317

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

566,448		Kerry Properties Ltd	$1,783,349
4,617,725		Li & Fung Ltd	916,444
1,808,107		Link REIT	16,068,806
221,445		Melco Crown Entertainment Ltd (ADR)	3,682,630
1,295,397		MTR Corp	6,285,566
5,146,049		New World Development Co Ltd	6,546,621
1,222,078		NWS Holdings Ltd	2,425,601
3,698,780		PCCW Ltd	2,030,887
1,191,834		Shangri-La Asia Ltd	1,628,038
2,800,048		Sino Land Co	4,398,885
1,734,375		SJM Holdings Ltd	1,405,438
1,353,019		Sun Hung Kai Properties Ltd	17,584,077
412,946		Swire Pacific Ltd (Class A)	4,289,966
945,254		Swire Properties Ltd	3,230,241
1,174,931		Techtronic Industries Co	5,532,478
7,450,186	g	WH Group Ltd	5,232,001
1,037,048		Wharf Holdings Ltd	2,592,412
1,044,914		Wharf Real Estate Investment Co Ltd	6,493,232
691,194		Wheelock & Co Ltd	3,695,135
587,957		Yue Yuen Industrial Holdings	1,614,390
		TOTAL HONG KONG	370,799,185

IRELAND - 0.6%
110,672	*	AerCap Holdings NV	5,542,454
690,730		AIB Group plc	3,330,234
827,070		Bank of Ireland Group plc	5,843,749
715,994		CRH plc	21,356,797
67,097	*,†,m	Irish Bank Resolution Corp Ltd	0
367,662		James Hardie Industries NV	4,911,173
135,078		Kerry Group plc (Class A)	13,846,151
73,712		Paddy Power plc	6,361,932
39,474	*	Ryanair Holdings plc	534,035
14,431	*	Ryanair Holdings plc (ADR)	1,194,887
192,208		Smurfit Kappa Group plc	6,248,799
		TOTAL IRELAND	69,170,211

ISRAEL - 0.5%
36,426		Azrieli Group	1,768,773
912,439		Bank Hapoalim Ltd	6,172,782
1,256,341		Bank Leumi Le-Israel	7,834,167
1,759,846		Bezeq Israeli Telecommunication Corp Ltd	2,020,806
108,383	*	Check Point Software Technologies	12,030,513
21,040		Elbit Systems Ltd	2,511,456
609,600		Israel Chemicals Ltd	3,511,305
118,986		Mizrahi Tefahot Bank Ltd	2,002,597
51,927	*	Nice Systems Ltd	5,509,829
832,270		Teva Pharmaceutical Industries Ltd (ADR)	16,628,755
		TOTAL ISRAEL	59,990,983

ITALY - 2.0%
987,755		Assicurazioni Generali S.p.A.	15,939,240
429,563		Autostrade S.p.A.	8,631,589
12,681,610		Banca Intesa S.p.A.	28,090,710
318

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

486,571		Davide Campari-Milano S.p.A	$3,744,769
6,912,695		Enel S.p.A.	33,893,389
2,161,171		ENI S.p.A.	38,381,859
103,272		Ferrari NV	12,093,334
341,073		Finmeccanica S.p.A.	3,697,469
146,301		Luxottica Group S.p.A.	9,188,178
548,795		Mediobanca S.p.A.	4,806,223
152,792		Moncler S.p.A	5,306,128
353,707	*,g	Pirelli & C S.p.A	2,599,342
425,282	g	Poste Italiane S.p.A	3,051,568
202,791		Prysmian S.p.A.	3,939,559
88,137		Recordati S.p.A.	2,983,759
1,982,790		Snam Rete Gas S.p.A.	8,197,957
5,218,227		Telecom Italia RSP	2,636,239
9,848,158	*	Telecom Italia S.p.A.	5,792,230
1,240,777		Terna Rete Elettrica Nazionale S.p.A.	6,409,223
1,712,824		UniCredit S.p.A.	21,898,723
		TOTAL ITALY	221,281,488

JAPAN - 24.2%
30,283		ABC-Mart, Inc	1,770,496
341,074	e	Acom Co Ltd	1,255,458
515,845		Aeon Co Ltd	11,839,751
83,573		AEON Financial Service Co Ltd	1,635,670
98,714		Aeon Mall Co Ltd	1,823,110
106,973		Air Water, Inc	1,732,859
133,421		Aisin Seiki Co Ltd	5,218,262
396,788		Ajinomoto Co, Inc	6,410,288
161,761		Alfresa Holdings Corp	4,314,436
100,680		All Nippon Airways Co Ltd	3,385,423
165,080		Alps Electric Co Ltd	3,891,396
275,396		Amada Co Ltd	2,594,460
94,388		Aozora Bank Ltd	3,256,988
305,321		Asahi Breweries Ltd	13,417,350
159,673		Asahi Glass Co Ltd	5,229,998
1,069,365		Asahi Kasei Corp	12,830,721
690,899		Ashikaga Holdings Co Ltd	2,104,038
135,191		Asics Corp	1,956,690
1,603,661		Astellas Pharma, Inc	24,776,873
46,899		Bank of Kyoto Ltd	2,105,862
62,434		Benesse Holdings Inc	1,741,198
1,533		BLife Investment Corp	3,359,445
517,512		Bridgestone Corp	19,954,888
183,761		Brother Industries Ltd	3,363,116
70,889		Calbee, Inc	2,351,899
849,777		Canon, Inc	24,204,547
167,243	e	Casio Computer Co Ltd	2,524,224
121,271		Central Japan Railway Co	23,272,946
40,016		Century Leasing System, Inc	2,147,797
506,843		Chiba Bank Ltd	3,206,471
510,972		Chubu Electric Power Co, Inc	7,368,567
187,948		Chugai Pharmaceutical Co Ltd	11,003,749
234,003		Chugoku Electric Power Co, Inc	3,009,907
319

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

107,464		Coca-Cola West Japan Co Ltd	$2,812,461
906,123		Concordia Financial Group Ltd	4,147,106
145,121		Credit Saison Co Ltd	2,304,525
87,800		CyberAgent, Inc	3,736,168
105,793	*,e	CYBERDYNE, Inc	745,187
220,533		Dai Nippon Printing Co Ltd	4,948,208
208,931		Daicel Chemical Industries Ltd	2,210,284
88,489		Daifuku Co Ltd	3,800,269
910,846		Dai-ichi Mutual Life Insurance Co	17,092,316
481,030		Daiichi Sankyo Co Ltd	18,386,498
212,580		Daikin Industries Ltd	24,640,550
60,959		Daito Trust Construction Co Ltd	8,036,735
479,894		Daiwa House Industry Co Ltd	14,490,069
1,336,472		Daiwa Securities Group, Inc	7,664,279
98,517		Dena Co Ltd	1,638,714
365,753		Denso Corp	16,314,680
185,647		Dentsu, Inc	8,610,274
24,285		Disco Corp	3,860,340
99,993		Don Quijote Co Ltd	5,973,305
259,581		East Japan Railway Co	22,671,201
214,696		Eisai Co Ltd	17,879,961
125,949		Electric Power Development Co	3,429,008
53,486		FamilyMart Co Ltd	6,199,559
164,229		Fanuc Ltd	28,570,411
49,860		Fast Retailing Co Ltd	25,104,771
105,399		Fuji Electric Holdings Co Ltd	3,217,353
521,296		Fuji Heavy Industries Ltd	14,061,794
324,986		Fujifilm Holdings Corp	14,055,766
168,412		Fujitsu Ltd	10,245,911
129,193		Fukuoka Financial Group, Inc	3,174,366
201,981		Hakuhodo DY Holdings, Inc	3,368,757
119,066		Hamamatsu Photonics KK	3,980,328
191,037		Hankyu Hanshin Holdings, Inc	6,310,074
18,583		Hikari Tsushin, Inc	3,245,602
214,437		Hino Motors Ltd	2,052,651
24,467		Hirose Electric Co Ltd	2,331,896
50,045		Hisamitsu Pharmaceutical Co, Inc	2,819,906
100,582		Hitachi Chemical Co Ltd	1,585,376
97,337		Hitachi Construction Machinery Co Ltd	2,584,338
58,796		Hitachi High-Technologies Corp	2,206,579
821,955		Hitachi Ltd	25,127,325
184,646		Hitachi Metals Ltd	2,171,237
1,387,525		Honda Motor Co Ltd	39,607,638
47,292		Hoshizaki Electric Co Ltd	3,817,433
322,596		Hoya Corp	18,251,114
242,655		Hulic Co Ltd	2,220,443
113,855		Idemitsu Kosan Co Ltd	5,157,934
119,263		Iida Group Holdings Co Ltd	2,170,924
859,617		Inpex Holdings, Inc	9,788,121
294,751		Isetan Mitsukoshi Holdings Ltd	3,444,842
120,738		Ishikawajima-Harima Heavy Industries Co Ltd	4,416,893
471,964		Isuzu Motors Ltd	6,187,704
1,198,632		Itochu Corp	22,229,773
320

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

202,540		J Front Retailing Co Ltd	$2,654,146
102,057		Japan Airlines Co Ltd	3,622,120
38,345		Japan Airport Terminal Co Ltd	1,476,966
343,532		Japan Post Bank Co Ltd	4,005,152
1,336,264		Japan Post Holdings Co Ltd	15,846,061
703		Japan Prime Realty Investment Corp	2,508,413
1,118		Japan Real Estate Investment Corp	5,769,821
2,239		Japan Retail Fund Investment Corp	4,135,417
926,770		Japan Tobacco, Inc	23,813,637
421,107		JFE Holdings, Inc	7,913,263
181,107		JGC Corp	3,505,659
158,198		JSR Corp	2,357,652
179,632		JTEKT Corp	2,234,915
2,750,100		JX Holdings, Inc	18,582,378
368,210		Kajima Corp	4,741,268
114,445		Kakaku.com, Inc	2,072,838
90,455		Kamigumi Co Ltd	1,866,506
41,294		Kaneka Corp	1,725,920
594,348		Kansai Electric Power Co, Inc	9,096,791
147,383		Kansai Paint Co Ltd	2,177,773
420,110		Kao Corp	27,946,650
117,100		Kawasaki Heavy Industries Ltd	2,775,085
1,503,932		KDDI Corp	36,394,908
79,738		Keihan Electric Railway Co Ltd	3,025,752
191,234		Keihin Electric Express Railway Co Ltd	2,830,245
85,146		Keio Corp	4,624,626
104,416		Keisei Electric Railway Co Ltd	3,217,899
82,711		Keyence Corp	40,405,938
125,060		Kikkoman Corp	6,851,699
154,462		Kintetsu Corp	5,933,508
700,678		Kirin Brewery Co Ltd	16,719,948
43,064		Kobayashi Pharmaceutical Co Ltd	2,808,722
280,705		Kobe Steel Ltd	2,256,955
87,997		Koito Manufacturing Co Ltd	4,189,194
790,334		Komatsu Ltd	20,582,229
78,656		Konami Corp	3,000,742
381,484		Konica Minolta Holdings, Inc	3,776,077
25,563		Kose Corp	3,820,309
829,775		Kubota Corp	13,099,476
271,856		Kuraray Co Ltd	3,734,082
82,786		Kurita Water Industries Ltd	2,039,029
272,450		Kyocera Corp	14,745,776
211,094		Kyowa Hakko Kogyo Co Ltd	4,088,226
314,233		Kyushu Electric Power Co, Inc	3,650,431
133,421		Kyushu Railway Co	4,097,358
43,458		Lawson, Inc	2,758,605
57,026	*,e	LINE Corp	1,818,098
186,809		Lion Corp	3,512,170
232,646		LIXIL Group Corp	3,657,361
365,362		M3, Inc	5,921,429
42,278		Mabuchi Motor Co Ltd	1,503,884
184,646		Makita Corp	6,383,644
1,304,419		Marubeni Corp	10,577,127
321

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

167,342		Marui Co Ltd	$3,603,171
47,980		Maruichi Steel Tube Ltd	1,382,503
470,857		Mazda Motor Corp	5,015,137
57,911		McDonald’s Holdings Co Japan Ltd	2,548,797
143,548		Mediceo Paltac Holdings Co Ltd	3,072,800
106,177		MEIJI Holdings Co Ltd	7,044,811
317,772		Minebea Co Ltd	4,861,282
233,806		MISUMI Group, Inc	4,685,657
1,093,995		Mitsubishi Chemical Holdings Corp	8,528,122
1,143,955		Mitsubishi Corp	32,196,945
1,549,011		Mitsubishi Electric Corp	19,609,597
1,010,100		Mitsubishi Estate Co Ltd	16,143,215
134,404		Mitsubishi Gas Chemical Co, Inc	2,256,130
257,848		Mitsubishi Heavy Industries Ltd	9,089,584
86,817		Mitsubishi Materials Corp	2,403,519
563,278		Mitsubishi Motors Corp	3,538,100
10,066,792		Mitsubishi UFJ Financial Group, Inc	60,929,144
384,237		Mitsubishi UFJ Lease & Finance Co Ltd	1,974,675
1,412,277		Mitsui & Co Ltd	23,597,176
157,510		Mitsui Chemicals, Inc	3,532,028
752,896		Mitsui Fudosan Co Ltd	16,956,896
98,321		Mitsui OSK Lines Ltd	2,389,649
402,509		Mitsui Sumitomo Insurance Group Holdings, Inc	12,090,250
283,109		Mitsui Trust Holdings, Inc	11,248,905
20,395,026		Mizuho Financial Group, Inc	35,025,662
151,946		Murata Manufacturing Co Ltd	23,648,148
103,377		Nabtesco Corp	2,269,213
162,721		Nagoya Railroad Co Ltd	3,929,923
169,898		Namco Bandai Holdings, Inc	6,044,078
231,825		NEC Corp	6,654,588
381,189	*	Nexon Co Ltd	4,348,317
208,538		NGK Insulators Ltd	2,934,978
141,275		NGK Spark Plug Co Ltd	2,858,735
190,491		Nidec Corp	24,467,583
273,626		Nikon Corp	4,770,023
95,978		Nintendo Co Ltd	29,964,599
1,112		Nippon Building Fund, Inc	6,354,676
76,395		Nippon Electric Glass Co Ltd	1,924,808
64,990		Nippon Express Co Ltd	4,101,422
75,805		Nippon Meat Packers, Inc	2,614,199
120,639		Nippon Paint Co Ltd	3,768,379
1,536		Nippon ProLogis REIT, Inc	3,091,825
640,846		Nippon Steel Corp	11,821,153
586,713		Nippon Telegraph & Telephone Corp	24,195,220
129,390		Nippon Yusen Kabushiki Kaisha	2,086,531
106,874		Nissan Chemical Industries Ltd	5,039,243
1,956,488		Nissan Motor Co Ltd	17,799,653
169,210		Nisshin Seifun Group, Inc	3,366,940
49,160		Nissin Food Products Co Ltd	3,169,809
68,771		Nitori Co Ltd	8,979,661
142,257		Nitto Denko Corp	8,887,519
282,475		NKSJ Holdings, Inc	11,650,825
65,285		NOK Corp	939,375
322

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

2,918,352		Nomura Holdings, Inc	$14,013,805
106,874		Nomura Real Estate Holdings, Inc	2,007,623
3,157		Nomura Real Estate Master Fund, Inc	4,089,188
94,191		Nomura Research Institute Ltd	4,175,820
297,027		NSK Ltd	2,934,608
540,208		NTT Data Corp	6,935,456
1,118,397		NTT DoCoMo, Inc	27,734,950
559,682		Obayashi Corp	4,940,993
53,486		Obic Co Ltd	4,869,364
254,060		Odakyu Electric Railway Co Ltd	5,371,006
750,143		OJI Paper Co Ltd	5,326,857
249,892		Olympus Corp	8,329,350
163,999		Omron Corp	6,639,418
324,980		Ono Pharmaceutical Co Ltd	7,374,972
29,889		Oracle Corp Japan	2,023,156
168,680		Oriental Land Co Ltd	15,868,324
1,137,630		ORIX Corp	18,533,124
337,395		Osaka Gas Co Ltd	6,169,603
423,663		Osaka Securities Exchange Co Ltd	7,588,106
89,373		Otsuka Corp	2,964,401
329,985		Otsuka Holdings KK	15,782,501
1,857,798		Panasonic Corp	19,936,863
98,034		Park24 Co Ltd	2,579,094
78,656		Pola Orbis Holdings, Inc	2,101,221
743,697		Rakuten, Inc	5,030,353
938,173		Recruit Holdings Co Ltd	25,180,176
702,599	*	Renesas Electronics Corp	3,701,278
1,754,334		Resona Holdings, Inc	9,227,859
569,080		Ricoh Co Ltd	5,680,714
28,218		Rinnai Corp	2,049,877
81,114		Rohm Co Ltd	5,702,661
20,569		Ryohin Keikaku Co Ltd	5,436,999
37,853		Sankyo Co Ltd	1,445,255
318,543		Santen Pharmaceutical Co Ltd	4,718,201
200,318		SBI Holdings, Inc	5,230,906
183,565		Secom Co Ltd	15,028,748
147,383		Sega Sammy Holdings, Inc	1,892,443
182,975		Seibu Holdings, Inc	3,319,640
242,557		Seiko Epson Corp	3,907,893
316,887		Sekisui Chemical Co Ltd	4,983,335
523,872		Sekisui House Ltd	7,688,880
640,888		Seven & I Holdings Co Ltd	27,750,439
589,976		Seven Bank Ltd	1,843,824
89,402		SG Holdings Co Ltd	2,250,639
157,115		Sharp Corp	2,411,752
183,565		Shimadzu Corp	4,639,238
18,878		Shimamura Co Ltd	1,587,914
63,810		Shimano, Inc	8,714,864
447,850		Shimizu Corp	3,635,355
308,701		Shin-Etsu Chemical Co Ltd	25,795,208
134,896		Shinsei Bank Ltd	2,054,869
234,680		Shionogi & Co Ltd	15,006,301
325,530		Shiseido Co Ltd	20,539,472
323

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

401,148		Shizuoka Bank Ltd	$3,509,648
118,492		Showa Denko KK	5,159,569
163,507		Showa Shell Sekiyu KK	3,120,721
48,491		SMC Corp	15,455,754
703,736		Softbank Corp	55,692,813
58,206		Sohgo Security Services Co Ltd	2,592,559
1,076,045		Sony Corp	58,232,032
147,579		Sony Financial Holdings, Inc	3,404,567
109,529		Stanley Electric Co Ltd	3,239,902
180,633		Start Today Co Ltd	4,334,112
199,099		Sumco Corp	2,687,245
1,271,294		Sumitomo Chemical Co Ltd	6,368,404
946,926		Sumitomo Corp	14,361,710
130,865		Sumitomo Dainippon Pharma Co Ltd	2,734,257
633,283		Sumitomo Electric Industries Ltd	8,636,453
98,517		Sumitomo Heavy Industries Ltd	3,098,435
200,645		Sumitomo Metal Mining Co Ltd	6,317,516
1,136,762		Sumitomo Mitsui Financial Group, Inc	44,259,931
305,445		Sumitomo Realty & Development Co Ltd	10,495,106
132,733		Sumitomo Rubber Industries, Inc	1,904,013
61,057		Sundrug Co Ltd	2,218,742
124,650		Suntory Beverage & Food Ltd	5,080,095
61,352		Suzuken Co Ltd	3,105,354
291,040		Suzuki Motor Corp	14,513,209
143,425		Sysmex Corp	10,059,757
479,549		T&D Holdings, Inc	7,665,932
104,998		Taiheiyo Cement Corp	3,089,742
183,397		Taisei Corp	7,843,608
31,758		Taisho Pharmaceutical Holdings Co Ltd	3,386,244
119,558		Taiyo Nippon Sanso Corp	1,921,569
110,119		Takashimaya Co Ltd	1,733,018
603,688	e	Takeda Pharmaceutical Co Ltd	25,028,615
207,555		Tanabe Seiyaku Co Ltd	3,065,779
112,049		TDK Corp	9,661,992
154,560		Teijin Ltd	2,679,559
153,872		Temp Holdings Co Ltd	2,919,201
256,027		Terumo Corp	13,820,823
106,285		THK Co Ltd	2,347,340
164,490		Tobu Railway Co Ltd	4,574,900
97,042		Toho Co Ltd	3,166,033
63,220		Toho Gas Co Ltd	2,176,801
360,837		Tohoku Electric Power Co, Inc	4,559,027
572,243		Tokio Marine Holdings, Inc	26,959,584
1,222,518	*	Tokyo Electric Power Co, Inc	6,257,061
134,743		Tokyo Electron Ltd	18,183,391
344,105		Tokyo Gas Co Ltd	8,462,541
173,831		Tokyo Tatemono Co Ltd	1,869,578
418,944		Tokyu Corp	6,921,148
517,824		Tokyu Fudosan Holdings Corp	2,917,596
205,490		Toppan Printing Co Ltd	2,905,099
1,225,861		Toray Industries, Inc	8,695,390
557,087	*	Toshiba Corp	16,697,323
214,830		Tosoh Corp	2,828,407
324

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

123,632		Toto Ltd	$4,423,089
133,224		Toyo Seikan Kaisha Ltd	2,718,010
81,999		Toyo Suisan Kaisha Ltd	2,818,679
58,599		Toyoda Gosei Co Ltd	1,263,844
121,033		Toyota Industries Corp	5,945,399
1,941,286		Toyota Motor Corp	113,722,339
173,044		Toyota Tsusho Corp	6,244,918
103,331		Trend Micro, Inc	5,948,328
31,659		Tsuruha Holdings, Inc	3,304,254
344,222		Uni-Charm Corp	9,338,304
2,686		United Urban Investment Corp	4,083,417
186,023		USS Co Ltd	3,354,334
135,977		West Japan Railway Co	9,145,494
2,409,919		Yahoo! Japan Corp	7,518,457
93,011		Yakult Honsha Co Ltd	6,586,248
542,140	e	Yamada Denki Co Ltd	2,556,379
166,162		Yamaguchi Financial Group, Inc	1,749,548
120,660		Yamaha Corp	5,302,328
229,579		Yamaha Motor Co Ltd	5,429,498
264,974		Yamato Transport Co Ltd	7,243,965
100,877		Yamazaki Baking Co Ltd	1,818,322
206,965		Yaskawa Electric Corp	5,982,050
194,773		Yokogawa Electric Corp	3,824,186
109,332		Yokohama Rubber Co Ltd	2,117,915
		TOTAL JAPAN	2,752,520,302

JERSEY, C.I. - 0.1%
80,871		Randgold Resources Ltd	6,360,806
		TOTAL JERSEY, C.I.	6,360,806

LUXEMBOURG - 0.3%
561,125		ArcelorMittal	14,001,740
9,880		Eurofins Scientific	4,978,952
55,050		Millicom International Cellular S.A.	3,106,592
37,074		RTL Group	2,379,568
309,991		SES Global S.A.	6,662,339
404,942		Tenaris S.A.	5,961,007
		TOTAL LUXEMBOURG	37,090,198

MACAU - 0.1%
853,029		MGM China Holdings Ltd	1,210,682
2,056,867		Sands China Ltd	8,133,889
1,343,453		Wynn Macau Ltd	2,798,609
		TOTAL MACAU	12,143,180

MEXICO - 0.0%
187,728		Fresnillo plc	2,035,734
		TOTAL MEXICO	2,035,734

NETHERLANDS - 4.6%
357,560	g	ABN AMRO Group NV (ADR)	8,770,083
1,532,669		Aegon NV	9,399,313
325

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

213,565		Akzo Nobel NV	$17,931,985
347,633		ASML Holding NV	59,877,709
150,894		DSM NV	13,174,375
90,084		EXOR NV	5,094,701
102,084		Heineken Holding NV	8,829,887
222,566		Heineken NV	20,023,660
3,301,888		ING Groep NV	39,064,609
1,058,594		Koninklijke Ahold Delhaize NV	24,231,758
2,808,773		Koninklijke KPN NV	7,411,021
791,645		Koninklijke Philips Electronics NV	29,525,061
57,697		Koninklijke Vopak NV	2,609,235
259,449		NN Group NV	11,140,259
293,579		NXP Semiconductors NV	22,015,489
99,889		Randstad Holdings NV	5,025,679
3,908,201		Royal Dutch Shell plc (A Shares)	124,507,851
3,184,226		Royal Dutch Shell plc (B Shares)	103,846,920
244,406		Wolters Kluwer NV	13,866,262
		TOTAL NETHERLANDS	526,345,857

NEW ZEALAND - 0.2%
638,321	*	a2 Milk Co Ltd	4,379,952
809,662		Auckland International Airport Ltd	3,702,640
481,034		Fisher & Paykel Healthcare Corp	4,278,964
763,101	*	Fletcher Building Ltd	3,022,587
1,002,289		Meridian Energy Ltd	2,056,087
334,633		Ryman Healthcare Ltd	2,651,448
1,541,003		Telecom Corp of New Zealand Ltd	3,979,819
		TOTAL NEW ZEALAND	24,071,497

NORWAY - 0.8%
96,625		Aker BP ASA	3,168,793
825,576		DNB NOR Holding ASA	14,915,188
190,937		Gjensidige Forsikring BA	2,954,391
1,113,199		Norsk Hydro ASA	5,772,807
699,301		Orkla ASA	6,034,484
352,481		PAN Fish ASA	8,533,668
84,663		Schibsted ASA (B Shares)	2,679,059
985,097		Statoil ASA	25,480,796
639,588	e	Telenor ASA	11,727,075
152,867		Yara International ASA	6,564,617
		TOTAL NORWAY	87,830,878

PORTUGAL - 0.2%
2,161,409		Energias de Portugal S.A.	7,598,966
426,361		Galp Energia SGPS S.A.	7,413,668
203,207		Jeronimo Martins SGPS S.A.	2,494,158
		TOTAL PORTUGAL	17,506,792

SINGAPORE - 1.2%
2,269,542		Ascendas REIT	4,132,588
2,298,237		CapitaCommercial Trust	2,871,762
2,198,826		CapitaLand Ltd	4,994,603
2,106,745		CapitaMall Trust	3,208,808
326

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

331,045		City Developments Ltd	$1,891,889
1,719,529		ComfortDelgro Corp Ltd	2,799,842
1,529,705		DBS Group Holdings Ltd	25,955,140
4,895,284		Genting Singapore Ltd	3,115,187
5,706,672		Golden Agri-Resources Ltd	1,052,139
85,744		Jardine Cycle & Carriage Ltd	1,877,842
1,208,065		Keppel Corp Ltd	5,412,674
2,658,203		Oversea-Chinese Banking Corp	20,650,120
877,845		SembCorp Industries Ltd	1,792,190
471,086		Singapore Airlines Ltd	3,229,331
630,825		Singapore Airport Terminal Services Ltd	2,270,316
722,460		Singapore Exchange Ltd	3,573,854
1,281,216	e	Singapore Press Holdings Ltd	2,455,391
1,330,671		Singapore Technologies Engineering Ltd	3,414,680
6,970,303		Singapore Telecommunications Ltd	15,921,563
43,596		Singapore Telecommunications Ltd	98,933
1,875,564		Suntec Real Estate Investment Trust	2,400,329
1,127,488		United Overseas Bank Ltd	19,934,535
391,097		UOL Group Ltd	1,703,477
251,013		Venture Corp Ltd	2,778,762
1,663,056		Wilmar International Ltd	3,798,938
		TOTAL SINGAPORE	141,334,893

SOUTH AFRICA - 0.2%
893,267		Anglo American plc (London)	19,065,334
596,426		Investec plc	3,687,444
292,107		Mediclinic International plc	1,403,843
		TOTAL SOUTH AFRICA	24,156,621

SPAIN - 2.9%
218,512		ACS Actividades Construccion y Servicios S.A.	8,181,406
59,203	g	Aena S.A.	9,459,563
373,215		Amadeus IT Holding S.A.	30,052,981
5,709,656		Banco Bilbao Vizcaya Argentaria S.A.	31,512,113
4,767,804		Banco de Sabadell S.A.	6,277,321
13,816,694		Banco Santander S.A.	65,739,191
1,018,256	e	Bankia S.A.	3,198,399
566,234		Bankinter S.A.	4,639,153
3,021,408	e	CaixaBank S.A.	12,226,767
887,216		Corp Mapfre S.A.	2,651,170
190,859		Enagas	5,060,332
265,298		Endesa S.A.	5,547,138
424,408		Ferrovial S.A.	8,497,084
288,770		Gas Natural SDG S.A.	7,097,287
255,109		Grifols S.A.	7,268,108
5,024,006		Iberdrola S.A.	35,548,960
936,792	e	Industria De Diseno Textil S.A.	26,403,207
356,153		Red Electrica Corp S.A.	7,374,669
1,157,560		Repsol YPF S.A.	20,684,256
199,939	*,e	Siemens Gamesa Renewable Energy	2,214,324
3,972,984		Telefonica S.A.	32,590,619
		TOTAL SPAIN	332,224,048
327

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

SWEDEN - 2.4%
253,398		Alfa Laval AB	$6,465,474
850,642		Assa Abloy AB	16,919,914
570,873		Atlas Copco AB (A Shares)	14,112,980
331,439		Atlas Copco AB (B-Shares)	7,591,051
237,481		Boliden AB	5,423,287
209,576		Electrolux AB (Series B)	4,354,944
573,365	*	Epiroc AB	5,034,953
352,196	*	Epiroc AB	2,897,999
2,626,328		Ericsson (LM) (B Shares)	22,866,801
516,394		Essity AB	11,784,862
741,967	e	Hennes & Mauritz AB (B Shares)	13,105,183
220,745		Hexagon AB (B Shares)	10,804,057
339,729	e	Husqvarna AB (B Shares)	2,563,409
69,477	e	ICA Gruppen AB	2,458,056
138,768		Industrivarden AB	2,882,361
192,199		Investment AB Kinnevik (B Shares)	5,328,446
384,430		Investor AB (B Shares)	16,655,943
58,062		Lundbergs AB (B Shares)	1,789,755
161,331		Lundin Petroleum AB	4,908,358
958,866		Sandvik AB	15,158,510
251,911		Securitas AB (B Shares)	4,317,394
1,385,373		Skandinaviska Enskilda Banken AB (Class A)	14,336,390
289,172		Skanska AB (B Shares)	4,545,667
315,240		SKF AB (B Shares)	5,053,965
1,294,157		Svenska Handelsbanken AB	14,067,277
770,806		Swedbank AB (A Shares)	17,338,919
153,738		Swedish Match AB	7,831,211
309,108		Tele2 AB (B Shares)	3,509,994
2,404,117		TeliaSonera AB	10,822,111
1,341,761		Volvo AB (B Shares)	20,038,068
		TOTAL SWEDEN	274,967,339

SWITZERLAND - 9.0%
1,560,038		ABB Ltd	31,390,365
134,524		Adecco S.A.	6,587,644
41,400		Baloise Holding AG.	5,917,428
1,765		Barry Callebaut AG.	3,449,826
441,659		Cie Financiere Richemont S.A.	32,281,114
180,681		Clariant AG.	3,894,196
173,786		Coca-Cola HBC AG.	5,133,394
2,164,056		Credit Suisse Group	28,292,124
28,436	e	Dufry Group	3,204,164
7,798		EMS-Chemie Holding AG.	4,296,469
32,557		Geberit AG.	12,747,289
7,657		Givaudan S.A.	18,559,933
9,844,892		Glencore Xstrata plc	40,065,357
410,598		Holcim Ltd	19,014,973
191,109		Julius Baer Group Ltd	8,715,481
49,983		Kuehne & Nagel International AG.	6,946,870
906		Lindt & Spruengli AG.	6,246,221
88		Lindt & Spruengli AG. (Registered)	7,024,971
62,843		Lonza Group AG.	19,760,316
328

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

2,642,968		Nestle S.A.	$223,127,507
1,842,154		Novartis AG.	161,321,656
32,113		Pargesa Holding S.A.	2,357,416
14,058		Partners Group	10,008,658
46,986		Phonak Holding AG.	7,662,671
597,002		Roche Holding AG.	145,287,845
33,431		Schindler Holding AG.	7,049,411
18,373		Schindler Holding AG. (Registered)	3,815,307
4,538		SGS S.A.	10,777,975
107,745		Sika AG.	13,815,332
592,482		STMicroelectronics NV	9,006,573
8,551		Straumann Holding AG.	5,836,966
25,874		Swatch Group AG.	8,739,552
45,059		Swatch Group AG. (Registered)	3,007,722
28,556		Swiss Life Holding	10,771,744
70,607		Swiss Prime Site AG.	5,729,288
264,538		Swiss Re Ltd	23,869,978
22,851		Swisscom AG.	10,463,052
51,432		Temenos Group AG.	7,068,659
3,269,894		UBS AG.	45,703,683
38,085		Vifor Pharma AG.	5,504,386
128,713		Zurich Financial Services AG.	39,962,958
		TOTAL SWITZERLAND	1,024,416,474

UNITED ARAB EMIRATES - 0.0%
91,746		NMC Health plc	4,136,786
		TOTAL UNITED ARAB EMIRATES	4,136,786

UNITED KINGDOM - 14.5%
809,381		3i Group plc	9,062,885
179,559		Admiral Group plc	4,615,745
411,747		Ashtead Group plc	10,164,735
311,104		Associated British Foods plc	9,484,561
1,077,027		AstraZeneca plc	82,381,390
812,864	g	Auto Trader Group plc	4,247,508
3,385,710		Aviva plc	18,502,517
231,691		Babcock International Group	1,806,775
2,687,167		BAE Systems plc	18,018,222
14,579,068		Barclays plc	32,122,140
862,680		Barratt Developments plc	5,658,293
104,556		Berkeley Group Holdings plc	4,672,950
16,962,336		BP plc	122,531,137
1,948,062		British American Tobacco plc	84,449,004
763,115		British Land Co plc	5,763,293
7,161,417		BT Group plc	21,928,298
296,371		Bunzl plc	8,742,921
358,696		Burberry Group plc	8,299,997
4,798,903		Centrica plc	9,013,700
852,334		CNH Industrial NV	8,860,274
190,850	*	Coca-Cola European Partners plc (Class A)	8,681,766
1,332,568		Compass Group plc	26,210,004
1,280,128	g	ConvaTec Group plc	2,645,996
108,679		Croda International plc	6,694,146
329

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

86,338		DCC plc	$7,400,093
2,085,371		Diageo plc	72,094,438
1,284,437		Direct Line Insurance Group plc	5,397,561
133,559		easyJet plc	2,046,095
777,691		Experian Group Ltd	17,886,267
918,657	*	Fiat DaimlerChrysler Automobiles NV	13,980,527
4,214,452		GlaxoSmithKline plc	81,624,478
1,242,441		Group 4 Securicor plc	3,409,697
457,083		GVC Holdings plc	5,475,107
670,161		Hammerson plc	3,741,500
244,618		Hargreaves Lansdown plc	5,831,643
17,048,242		HSBC Holdings plc	140,300,266
811,709		Imperial Tobacco Group plc	27,494,699
1,055,881		Informa plc	9,635,524
153,944		InterContinental Hotels Group plc	8,077,408
515,499		International Consolidated Airlines Group S.A.	3,977,734
136,643		Intertek Group plc	8,187,148
2,994,082		ITV plc	5,683,582
1,499,050		J Sainsbury plc	5,955,828
576,639		John Wood Group plc	5,255,629
168,999		Johnson Matthey plc	6,407,381
1,797,458		Kingfisher plc	5,836,639
662,826		Land Securities Group plc	7,210,288
5,042,079		Legal & General Group plc	16,179,412
60,814,589		Lloyds TSB Group plc	44,378,754
264,662		London Stock Exchange Group plc	14,582,282
1,373,557		Marks & Spencer Group plc	5,195,053
638,490		Meggitt plc	4,319,772
4,103,491		Melrose Industries plc	8,833,161
598,202	g	Merlin Entertainments plc	2,470,455
387,134		Micro Focus International plc	6,001,434
302,413		Mondi plc	7,121,476
2,860,182		National Grid plc	30,215,078
122,440		Next plc	8,134,032
672,854		Pearson plc	7,729,706
259,513		Persimmon plc	7,595,196
2,197,135		Prudential plc	43,994,616
567,742		Reckitt Benckiser Group plc	45,909,932
814,303		RELX plc	16,112,940
912,770		RELX plc (London)	18,051,542
1,414,942		Rolls-Royce Group plc	15,174,101
65,087,332	*,h,m	Rolls-Royce Holdings plc	83,195
4,046,903		Royal Bank of Scotland Group plc	12,183,188
765,617		Royal Mail plc	3,514,892
844,797		RSA Insurance Group plc	6,075,823
943,456		Sage Group plc	6,559,761
120,236		Schroders plc	4,114,777
878,331		Scottish & Southern Energy plc	12,802,046
859,037		Segro plc	6,734,739
196,524		Severn Trent plc	4,670,268
776,677		Shire Ltd	46,873,155
725,775		Smith & Nephew plc	11,797,361
325,081		Smiths Group plc	5,794,736
330

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY			VALUE

440,094		St. James’s Place plc			$5,687,444
2,419,938		Standard Chartered plc			16,960,637
1,943,021		Standard Life Aberdeen plc			6,710,874
2,669,122		Taylor Wimpey plc			5,495,795
8,282,070		Tesco plc			22,555,580
218,254		Travis Perkins plc			3,082,554
1,310,056	e	Unilever NV			70,395,867
1,038,371		Unilever plc			55,002,120
557,720		United Utilities Group plc			5,168,225
22,650,815		Vodafone Group plc			42,595,721
207,188		Weir Group plc			4,192,767
156,939		Whitbread plc			8,824,294
1,932,678		WM Morrison Supermarkets plc			6,123,090
1,075,282		WPP plc			12,167,604
		TOTAL UNITED KINGDOM			1,655,633,244

UNITED STATES - 0.3%
153,762		Carnival plc			8,380,872
196,892		Ferguson plc			13,274,369
187,482	*	QIAGEN NV (Turquoise)			6,805,354
		TOTAL UNITED STATES			28,460,595

		TOTAL COMMON STOCKS			11,211,172,121
		(Cost $10,569,437,857)

RIGHTS / WARRANTS - 0.0%

SPAIN - 0.0%
13,466,245		Banco Santander S.A.			523,162
		TOTAL SPAIN			523,162

		TOTAL RIGHTS / WARRANTS			523,162
		(Cost $542,299)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 2.2%

TREASURY DEBT - 0.7%
$22,265,000		United States Treasury Bill	2.116%-2.131%	11/08/18	22,255,903
4,975,000		United States Treasury Bill	2.097	11/15/18	4,970,908
25,000,000		United States Treasury Bill	2.139	11/29/18	24,957,854
29,650,000		United States Treasury Bill	2.175-2.178	12/11/18	29,578,758
		TOTAL TREASURY DEBT			81,763,423

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.5%
170,140,365	c	State Street Navigator Securities Lending Government Money Market Portfolio			170,140,365
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			170,140,365
331

TIAA-CREF FUNDS - International Equity Index Fund

VALUE

TOTAL SHORT-TERM INVESTMENTS	$251,903,788
(Cost $251,904,095)
TOTAL INVESTMENTS - 100.6%	11,463,599,071
(Cost $10,821,884,251)
OTHER ASSETS & LIABILITIES, NET - (0.6)%	(72,909,746)
NET ASSETS - 100.0%	$11,390,689,325

Abbreviation(s):
ADR American Depositary Receipt
REIT Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $161,336,442.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2018, the aggregate value of these securities amounted to $74,806,940 or 0.7% of net assets.
h	All or a portion of these securities were purchased on a delayed delivery basis.
m	Indicates a security that has been deemed illiquid.

Futures contracts outstanding as of October 31, 2018 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
MSCI EAFE Index	1,346	12/21/18	$124,287,635	$121,981,250	$(2,306,385)
332

TIAA-CREF FUNDS - International Equity Index Fund

TIAA-CREF FUNDS

INTERNATIONAL EQUITY INDEX FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2018

SECTOR	VALUE	% OF NET ASSETS
FINANCIALS	$2,207,899,711	19.3%
INDUSTRIALS	1,583,370,396	13.9
CONSUMER STAPLES	1,297,007,157	11.4
HEALTH CARE	1,281,912,808	11.3
CONSUMER DISCRETIONARY	1,222,395,365	10.7
MATERIALS	853,778,956	7.5
ENERGY	695,304,642	6.1
INFORMATION TECHNOLOGY	679,566,449	6.0
COMMUNICATION SERVICES	621,825,906	5.5
REAL ESTATE	388,630,792	3.4
UTILITIES	380,003,101	3.3
SHORT-TERM INVESTMENTS	251,903,788	2.2
OTHER ASSETS & LIABILITIES, NET	(72,909,746)	(0.6)

NET ASSETS	$11,390,689,325	100.0%
333

TIAA-CREF FUNDS - Emerging Markets Debt Fund

TIAA-CREF FUNDS

EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS

October 31, 2018

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

BONDS - 96.2%

CORPORATE BONDS - 46.4%

ARGENTINA - 1.3%
$2,020,000	g	AES Argentina Generacion S.A.		7.750%	02/02/24	$1,760,390
2,000,000	g,i	YPF S.A.	Argentina Deposit Rates Badlar + 4.000%	47.833	07/07/20	779,083
1,950,000	g	YPF S.A.		6.950	07/21/27	1,648,140
2,000,000	g	YPF S.A.		7.000	12/15/47	1,516,400
		TOTAL ARGENTINA				5,704,013

AZERBAIJAN - 0.5%
2,250,000		State Oil Co of the Azerbaijan Republic		4.750	03/13/23	2,219,695
		TOTAL AZERBAIJAN				2,219,695

BAHRAIN - 0.5%
2,300,000	g	Oil and Gas Holding Co BSCC		7.625	11/07/24	2,300,000
		TOTAL BAHRAIN				2,300,000

BRAZIL - 3.4%
1,450,000	g	Banco Votorantim S.A.		8.250	06/07/67	1,424,640
2,325,000	g	Klabin Finance S.A.		4.875	09/19/27	2,106,334
1,800,000	g	MARB BondCo plc		6.875	01/19/25	1,691,460
997,170	g	Odebrecht Offshore Drilling Finance Ltd		6.720	12/01/22	952,297
3,448,537	†,g,o	Odebrecht Offshore Drilling Finance Ltd		7.720	12/01/26	1,043,182
527,012	†,g,j	Odebrecht Oil & Gas Finance Ltd		0.000	01/03/67	9,544
714,000	o	Oi S.A.		10.000	07/27/25	753,056
1,500,000		Petrobras Global Finance BV		7.375	01/17/27	1,556,775
1,625,000		Petrobras Global Finance BV		5.750	02/01/29	1,503,125
1,700,000		Petrobras Global Finance BV		5.625	05/20/43	1,406,750
2,000,000	g	Rio Oil Finance Trust		8.200	04/06/28	2,079,520
		TOTAL BRAZIL				14,526,683

CHILE - 1.8%
2,850,000	g	Banco del Estado de Chile		2.668	01/08/21	2,775,216
1,800,000	g	Corp Nacional del Cobre de Chile-CODELCO		3.625	08/01/27	1,674,900
1,675,000	g	Empresa Nacional del Petroleo		4.500	09/14/47	1,421,237
2,100,000		Enel Chile S.A.		4.875	06/12/28	2,081,100
		TOTAL CHILE				7,952,453

CHINA - 2.3%
2,100,000		China Evergrande Group		8.250	03/23/22	1,847,759
2,500,000		Country Garden Holdings Co Ltd		4.750	07/25/22	2,173,632
2,350,000	g	Golden Eagle Retail Group Ltd		4.625	05/21/23	2,009,250
2,000,000		Shimao Property Holdings Ltd		5.200	01/30/25	1,685,864
334

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

	$2,500,000	g	Three Gorges Finance I Cayman Islands Ltd	3.150%	06/02/26	$2,300,550
			TOTAL CHINA			10,017,055

COLOMBIA - 0.8%
	2,000,000	g	Colombia Telecomunicaciones S.A. ESP	5.375	09/27/22	1,988,520
	1,650,000	g,h	Transprtdra De Gas Intl	5.550	11/01/28	1,658,415
			TOTAL COLOMBIA			3,646,935

COSTA RICA - 1.0%
	2,200,000	g	Banco Nacional de Costa Rica	5.875	04/25/21	2,106,500
	2,300,000	g	Banco Nacional de Costa Rica	6.250	11/01/23	2,166,140
			TOTAL COSTA RICA			4,272,640

GHANA - 0.6%
	1,000,000	g	Tullow Oil plc	6.250	04/15/22	998,000
	1,725,000	g	Tullow Oil plc	7.000	03/01/25	1,690,673
			TOTAL GHANA			2,688,673

GUATEMALA - 0.7%
	3,200,000	g	Comcel Trust	6.875	02/06/24	3,273,200
			TOTAL GUATEMALA			3,273,200

INDIA - 2.2%
	2,650,000	g	Azure Power Energy Ltd	5.500	11/03/22	2,487,412
	3,000,000	g	Bharti Airtel Ltd	4.375	06/10/25	2,691,514
	2,900,000	g	ICICI Bank Ltd	3.800	12/14/27	2,596,712
	2,000,000	g,h	REC Ltd	5.250	11/13/23	1,988,740
			TOTAL INDIA			9,764,378

INDONESIA - 3.6%
IDR	12,280,000,000	g	Jasa Marga Persero Tbk PT	7.500	12/11/20	767,341
	$2,000,000	g	Listrindo Capital BV	4.950	09/14/26	1,778,000
	2,200,000	g	Medco Platinum Road Pte Ltd	6.750	01/30/25	2,006,178
	2,300,000	g	Minejesa Capital BV	5.625	08/10/37	2,023,220
	1,700,000	g	Pelabuhan Indonesia II PT	4.250	05/05/25	1,598,000
	2,050,000	g	Pelabuhan Indonesia III Persero PT	4.500	05/02/23	2,000,800
	2,000,000	g	Perusahaan Listrik Negara PT	5.250	10/24/42	1,768,260
	2,000,000	g	Perusahaan Listrik Negara PT	6.150	05/21/48	1,946,100
	2,260,900	g	Star Energy Geothermal Wayang Windu Ltd	6.750	04/24/33	2,032,065
			TOTAL INDONESIA			15,919,964

IRELAND - 0.6%
	675,000	g	C&W Senior Financing Designated Activity Co	7.500	10/15/26	676,687
	2,000,000	g	C&W Senior Financing Designated Activity Co	6.875	09/15/27	1,905,000
			TOTAL IRELAND			2,581,687

ISRAEL - 1.2%
	2,300,000	g	Israel Electric Corp Ltd	4.250	08/14/28	2,176,711
	1,800,000		Teva Pharmaceutical Finance Netherlands III BV	3.150	10/01/26	1,466,451
	1,450,000		Teva Pharmaceutical Finance Netherlands III BV	6.750	03/01/28	1,482,767
			TOTAL ISRAEL			5,125,929
335

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

JAMAICA - 0.4%
	$2,550,000	†,g	Digicel Group Ltd	7.125%	04/01/22	$1,587,375
			TOTAL JAMAICA			1,587,375

KAZAKHSTAN - 2.5%
KZT	453,000,000	g	Development Bank of Kazakhstan JSC	8.950	05/04/23	1,049,348
	$1,500,000	g	Kazkommertsbank JSC	5.500	12/21/22	1,491,576
	1,800,000	g	KazMunayGas National Co JSC	4.750	04/19/27	1,759,675
	3,000,000	g	KazMunayGas National Co JSC	5.375	04/24/30	2,975,226
	1,550,000	g	KazMunayGas National Co JSC	6.375	10/24/48	1,569,108
	2,475,000	g	KazTransGas JSC	4.375	09/26/27	2,334,133
			TOTAL KAZAKHSTAN			11,179,066

MACAU - 0.4%
	1,750,000	g	Sands China Ltd	5.400	08/08/28	1,672,481
			TOTAL MACAU			1,672,481

MALAYSIA - 0.4%
	2,000,000		1MDB Global Investments Ltd	4.400	03/09/23	1,869,290
			TOTAL MALAYSIA			1,869,290

MEXICO - 5.4%
	800,000	g	BBVA Bancomer S.A.	5.350	11/12/29	758,504
	2,625,000	g	BBVA Bancomer S.A.	5.125	01/18/33	2,315,932
	2,250,000	g	Cemex SAB de C.V.	7.750	04/16/26	2,382,188
	2,196,075	g	Cometa Energia S.A. de C.V.	6.375	04/24/35	2,121,518
	2,500,000	g	Controladora Mabe S.A. de C.V.	5.600	10/23/28	2,400,000
	1,700,000	g	Grupo Bimbo SAB de C.V.	5.950	12/30/49	1,680,960
	2,000,000		Grupo Financiero Santander Mexico SAB de C.V.	8.500	12/30/49	2,135,000
	1,975,000	g	Mexico City Airport Trust	5.500	07/31/47	1,555,313
	2,300,000	g	Nemak SAB de C.V.	4.750	01/23/25	2,214,670
	2,550,000		Petroleos Mexicanos	6.500	03/13/27	2,470,950
	2,100,000	g	Petroleos Mexicanos	5.350	02/12/28	1,870,890
	2,075,000	g	Petroleos Mexicanos	6.350	02/12/48	1,719,968
			TOTAL MEXICO			23,625,893

NIGERIA - 0.5%
	2,300,000	g	IHS Netherlands Holdco BV	9.500	10/27/21	2,314,444
			TOTAL NIGERIA			2,314,444

OMAN - 0.5%
	2,250,000	g	Oztel Holdings SPC Ltd	6.625	04/24/28	2,204,599
			TOTAL OMAN			2,204,599

PANAMA - 0.5%
	2,500,000	g	Banco General S.A.	4.125	08/07/27	2,331,250
			TOTAL PANAMA			2,331,250

PERU - 2.7%
	1,575,000	g	Hunt Oil Co of Peru LLC Sucursal Del Peru	6.375	06/01/28	1,598,152
336

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$2,300,000	g	Inkia Energy Ltd	5.875%	11/09/27	$2,172,948
2,000,000	g	Intercorp Financial Services, Inc	4.125	10/19/27	1,802,500
2,200,000	g	Peru LNG Srl	5.375	03/22/30	2,175,800
2,000,000	g	Petroleos del Peru S.A.	4.750	06/19/32	1,853,000
2,300,000	g	Petroleos del Peru S.A.	5.625	06/19/47	2,192,475
		TOTAL PERU			11,794,875

RUSSIA - 1.6%
2,000,000	g	Credit Bank of Moscow Via CBOM Finance plc	5.550	02/14/23	1,849,026
1,800,000	g	Credit Bank of Moscow Via CBOM Finance plc	7.500	10/05/27	1,360,980
450,000	g	Gazprom OAO Via Gaz Capital S.A.	4.950	03/23/27	429,015
1,550,000	g	Gazprom OAO Via Gaz Capital S.A.	4.950	02/06/28	1,476,375
2,300,000	g	LUKOIL International Finance BV	4.563	04/24/23	2,259,909
		TOTAL RUSSIA			7,375,305

SAUDI ARABIA - 0.5%
2,275,000	g	SABIC Capital II BV	4.500	10/10/28	2,226,733
		TOTAL SAUDI ARABIA			2,226,733

SINGAPORE - 0.6%
2,525,000	g	DBS Group Holdings Ltd	4.520	12/11/28	2,551,300
		TOTAL SINGAPORE			2,551,300

SOUTH AFRICA - 3.7%
2,000,000		Barclays Africa Group Ltd	6.250	04/25/28	1,878,360
4,000,000	g	Eskom Holdings SOC Ltd	5.750	01/26/21	3,830,700
2,675,000	g	Eskom Holdings SOC Ltd	6.350	08/10/28	2,578,026
1,600,000	g	Eskom Holdings SOC Ltd	8.450	08/10/28	1,544,352
2,400,000	g	MTN Mauritius Investment Ltd	6.500	10/13/26	2,313,142
1,650,000		SASOL Financing USA LLC	6.500	09/27/28	1,670,105
2,800,000	g	Transnet SOC Ltd	4.000	07/26/22	2,610,852
		TOTAL SOUTH AFRICA			16,425,537

SWITZERLAND - 0.4%
2,000,000	g	Syngenta Finance NV	4.892	04/24/25	1,926,349
		TOTAL SWITZERLAND			1,926,349

THAILAND - 0.6%
2,800,000	g	Bangkok Bank PCL	4.050	03/19/24	2,787,532
		TOTAL THAILAND			2,787,532

TRINIDAD AND TOBAGO - 0.1%
400,000	g	Petroleum Co of Trinidad & Tobago Ltd	6.000	05/08/22	348,960
		TOTAL TRINIDAD AND TOBAGO			348,960

TURKEY - 2.2%
1,900,000	g	Akbank TAS	7.200	03/16/27	1,599,492
2,000,000	g	Akbank Turk AS.	6.797	04/27/28	1,584,540
1,550,000	g	Turkcell Iletisim Hizmetleri AS.	5.800	04/11/28	1,339,676
2,000,000	g	Turkiye Garanti Bankasi AS.	6.125	05/24/27	1,652,880
2,050,000	g	Turkiye Is Bankasi	6.125	04/25/24	1,696,680
337

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

	$1,800,000	g	Yapi ve Kredi Bankasi AS.	5.850%	06/21/24	$1,526,836
			TOTAL TURKEY			9,400,104

UKRAINE - 1.3%
	2,125,000	g	MHP Lux S.A.	6.950	04/03/26	1,961,507
UAH	54,050,000		Ukreximbank Via Biz Finance plc	16.500	03/02/21	1,674,030
	$2,400,000	g	Ukreximbank Via Biz Finance plc	9.750	01/22/25	2,388,000
			TOTAL UKRAINE			6,023,537

UNITED ARAB EMIRATES - 1.3%
	1,975,000	g	Abu Dhabi Crude Oil Pipeline LLC	4.600	11/02/47	1,862,743
	2,100,000	g	DP World Ltd	5.625	09/25/48	1,984,223
	2,300,000	g	MDC-GMTN BV	4.500	11/07/28	2,295,400
			TOTAL UNITED ARAB EMIRATES			6,142,366

URUGUAY - 0.3%
	1,650,000	g	Arcos Dorados Holdings, Inc	5.875	04/04/27	1,501,500
			TOTAL URUGUAY			1,501,500

			TOTAL CORPORATE BONDS			205,281,801
			(Cost $218,545,071)

GOVERNMENT BONDS - 49.8%

ANGOLA - 1.1%
	2,250,000	g	Angolan Government International Bond	8.250	05/09/28	2,246,517
	2,500,000	g	Angolan Government International Bond	9.375	05/08/48	2,507,065
			TOTAL ANGOLA			4,753,582

ARGENTINA - 2.1%
	2,850,000		Argentina Republic Government International Bond	5.625	01/26/22	2,565,000
	2,000,000		Argentine Republic Government International Bond	7.500	04/22/26	1,756,000
	4,000,000		Argentine Republic Government International Bond	7.125	06/28/17	2,980,000
	2,650,000	g	Provincia de Buenos Aires	7.875	06/15/27	2,071,001
			TOTAL ARGENTINA			9,372,001

AZERBAIJAN - 0.3%
	1,500,000	g	Republic of Azerbaijan Government International Bond	5.125	09/01/29	1,435,021
			TOTAL AZERBAIJAN			1,435,021

BARBADOS - 0.0%
	150,000	†,g,q	Barbados Government International Bond	7.000	08/04/22	82,500
			TOTAL BARBADOS			82,500

BELARUS - 0.4%
	1,950,000	g	Republic of Belarus Government International Bond	6.200	02/28/30	1,844,926
			TOTAL BELARUS			1,844,926

BRAZIL - 2.0%
	1,500,000	g	Brazil Minas SPE via State of Minas Gerais	5.333	02/15/28	1,453,125
338

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

BRL	7,650,000		Brazil Notas do Tesouro Nacional Serie F	10.000%	01/01/21	$2,128,046
	7,200,000		Brazil Notas do Tesouro Nacional Serie F	10.000	01/01/25	1,963,799
	5,300,000		Brazil Notas do Tesouro Nacional Serie F	10.000	01/01/29	1,408,943
	$2,150,000		Brazilian Government International Bond	7.125	01/20/37	2,365,000
			TOTAL BRAZIL			9,318,913

COLOMBIA - 1.5%
	2,500,000		Colombia Government International Bond	6.125	01/18/41	2,696,275
COP	5,065,000,000		Colombian TES	7.000	05/04/22	1,625,876
	6,885,000,000		Colombian TES	7.500	08/26/26	2,204,379
			TOTAL COLOMBIA			6,526,530

COSTA RICA - 0.6%
	$500,000	g	Costa Rica Government International Bond	7.000	04/04/44	412,000
	2,500,000	g	Costa Rica Government International Bond	7.158	03/12/45	2,085,000
			TOTAL COSTA RICA			2,497,000

COTE D’IVOIRE - 0.9%
	1,803,750	g	Ivory Coast Government International Bond (Step bond)	5.750	12/31/32	1,631,443
	2,800,000	g	Ivory Coast Government International Bond	6.125	06/15/33	2,420,222
			TOTAL COTE D’IVOIRE			4,051,665

CROATIA - 0.5%
	2,000,000	g	Croatia Government International Bond	5.500	04/04/23	2,097,684
			TOTAL CROATIA			2,097,684

DOMINICAN REPUBLIC - 2.4%
	2,100,000	g	Dominican Republic International Bond	5.875	04/18/24	2,129,043
	1,750,000	g	Dominican Republic International Bond	5.950	01/25/27	1,741,250
DOP	80,000,000	g	Dominican Republic International Bond	11.250	02/05/27	1,662,734
	$3,160,000	g	Dominican Republic International Bond	7.450	04/30/44	3,302,200
	2,000,000	g	Dominican Republic International Bond	6.500	02/15/48	1,893,000
			TOTAL DOMINICAN REPUBLIC			10,728,227

ECUADOR - 2.2%
	4,150,000	g	Ecuador Government International Bond	9.650	12/13/26	3,870,250
	1,750,000	g	Ecuador Government International Bond	8.875	10/23/27	1,538,250
	2,500,000	g	Ecuador Government International Bond	7.875	01/23/28	2,089,250
	1,500,000	g	Petroamazonas EP	4.625	02/16/20	1,458,750
	625,000	g	Petroamazonas EP	4.625	11/06/20	588,877
			TOTAL ECUADOR			9,545,377

EGYPT - 1.8%
	3,875,000	g	Egypt Government International Bond	5.577	02/21/23	3,697,413
	2,200,000	g	Egypt Government International Bond	6.588	02/21/28	2,013,823
	2,550,000	g	Egypt Government International Bond	8.500	01/31/47	2,402,911
			TOTAL EGYPT			8,114,147

EL SALVADOR - 1.1%
	3,250,000	g	El Salvador Government International Bond	5.875	01/30/25	2,908,750
	1,950,000	g	El Salvador Government International Bond	8.625	02/28/29	1,984,125
			TOTAL EL SALVADOR			4,892,875
339

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

GHANA - 1.0%
GHS	2,965,000	g	Citigroup Global Markets Holdings, Inc	24.500%	06/28/21	$678,772
	$2,000,000	g	Ghana Government International Bond	7.625	05/16/29	1,907,462
	2,000,000	g	Ghana Government International Bond	8.627	06/16/49	1,871,838
			TOTAL GHANA			4,458,072

GREECE - 0.8%
EUR	250,000		Hellenic Republic Government International Bond	3.500	01/30/23	285,226
	2,850,000	g	Hellenic Republic Government International Bond	3.375	02/15/25	3,127,322
			TOTAL GREECE			3,412,548

GUATEMALA - 0.7%
	$1,650,000	g	Guatemala Government International Bond	4.375	06/05/27	1,501,500
	1,500,000	g	Guatemala Government International Bond	4.875	02/13/28	1,378,305
			TOTAL GUATEMALA			2,879,805

HONDURAS - 0.5%
	2,250,000	g	Honduras Government International Bond	7.500	03/15/24	2,372,895
			TOTAL HONDURAS			2,372,895

INDIA - 0.5%
	2,300,000		Indian Railway Finance Corp Ltd	3.835	12/13/27	2,084,697
			TOTAL INDIA			2,084,697

INDONESIA - 1.6%
	1,150,000	g	Indonesia Government International Bond	4.625	04/15/43	1,019,711
IDR	13,400,000,000		Indonesia Treasury Bond	8.250	07/15/21	884,838
	18,200,000,000		Indonesia Treasury Bond	8.375	09/15/26	1,179,510
	$3,975,000	g	Perusahaan Penerbit SBSN Indonesia III	4.400	03/01/28	3,768,936
			TOTAL INDONESIA			6,852,995

IRAQ - 0.7%
	3,350,000	g	Iraq Government International Bond	6.752	03/09/23	3,260,381
			TOTAL IRAQ			3,260,381

JAMAICA - 1.1%
	1,950,000		Jamaica Government International Bond	6.750	04/28/28	2,115,750
	2,200,000		Jamaica Government International Bond	7.875	07/28/45	2,563,000
			TOTAL JAMAICA			4,678,750

JORDAN - 0.3%
	1,475,000	g	Jordan Government International Bond	7.375	10/10/47	1,332,720
			TOTAL JORDAN			1,332,720

KAZAKHSTAN - 0.5%
	2,250,000	g	Kazakhstan Government International Bond	5.125	07/21/25	2,372,134
			TOTAL KAZAKHSTAN			2,372,134
340

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

KENYA - 0.6%
	$1,450,000	g	Kenya Government International Bond	7.250%	02/28/28	$1,366,748
	1,325,000	g	Kenya Government International Bond	8.250	02/28/48	1,205,909
			TOTAL KENYA			2,572,657

LEBANON - 0.9%
	3,200,000		Lebanon Government International Bond	6.250	11/04/24	2,635,616
	2,000,000		Lebanon Government International Bond	6.650	02/26/30	1,555,504
			TOTAL LEBANON			4,191,120

MEXICO - 1.3%
MXN	80,500,000		Mexican Bonos	7.500	06/03/27	3,646,292
	$2,550,000		Mexico Government International Bond	4.600	01/23/46	2,201,951
			TOTAL MEXICO			5,848,243

MONGOLIA - 0.6%
	2,950,000	g	Mongolia Government International Bond	5.125	12/05/22	2,790,488
			TOTAL MONGOLIA			2,790,488

MOROCCO - 0.5%
	2,000,000	g	Morocco Government International Bond	5.500	12/11/42	2,029,348
			TOTAL MOROCCO			2,029,348

NIGERIA - 1.1%
	2,725,000	g	Nigeria Government International Bond	6.500	11/28/27	2,499,007
	2,500,000	g	Nigeria Government International Bond	7.696	02/23/38	2,247,135
			TOTAL NIGERIA			4,746,142

OMAN - 0.4%
	1,200,000	g	Oman Government International Bond	6.500	03/08/47	1,071,480
	750,000	g	Oman Government International Bond	6.750	01/17/48	683,049
			TOTAL OMAN			1,754,529

PAKISTAN - 0.4%
	1,750,000	g	Pakistan Government International Bond	6.875	12/05/27	1,614,797
			TOTAL PAKISTAN			1,614,797

PARAGUAY - 0.9%
	1,000,000	g	Paraguay Government International Bond	4.700	03/27/27	976,250
	3,150,000	g	Paraguay Government International Bond	5.600	03/13/48	3,016,125
			TOTAL PARAGUAY			3,992,375

PERU - 0.4%
PEN	6,325,000	g	Peruvian Government International Bond	6.950	08/12/31	2,002,651
			TOTAL PERU			2,002,651

PHILIPPINES - 0.4%
PHP	105,000,000		Philippine Government International Bond	6.250	01/14/36	1,839,291
			TOTAL PHILIPPINES			1,839,291

341

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

POLAND - 0.6%
PLN	1,670,000		Republic of Poland Government International Bond	2.250	04/25/22	$436,903
	2,900,000		Republic of Poland Government International Bond	2.500%	01/25/23	759,114
	6,100,000		Republic of Poland Government International Bond	2.750	04/25/28	1,529,978
			TOTAL POLAND			2,725,995

REPUBLIC OF SERBIA - 1.3%
	$1,950,000	g	Serbia Government International Bond	7.250	09/28/21	2,103,307
RSD	158,000,000		Serbia Treasury Bonds	5.750	07/21/23	1,647,770
	182,000,000		Serbia Treasury Bonds	5.875	02/08/28	1,882,280
			TOTAL REPUBLIC OF SERBIA			5,633,357

RUSSIA - 1.4%
RUB	25,000,000		Russian Federal Bond - Federal Loan Obligation	7.000	01/25/23	365,312
	93,500,000		Russian Federal Bond - Federal Loan Obligation	7.000	08/16/23	1,353,806
	54,000,000		Russian Federal Bond - Federal Loan Obligation	7.700	03/23/33	767,704
	$2,000,000	g	Russian Foreign Bond - Eurobond	4.375	03/21/29	1,890,056
	2,000,000	g	Russian Foreign Bond - Eurobond	5.250	06/23/47	1,851,140
			TOTAL RUSSIA			6,228,018

SENEGAL - 0.8%
EUR	1,000,000	g	Senegal Government International Bond	4.750	03/13/28	1,056,055
	$1,400,000	g	Senegal Government International Bond	6.250	05/23/33	1,209,335
	1,500,000	g	Senegal Government International Bond	6.750	03/13/48	1,230,331
			TOTAL SENEGAL			3,495,721

SOUTH AFRICA - 2.2%
	1,150,000		South Africa Government International Bond	5.875	06/22/30	1,081,581
	2,350,000		South Africa Government International Bond	5.875	09/16/25	2,317,288
ZAR	71,800,000		South Africa Government International Bond	7.000	02/28/31	3,868,595
	$1,715,000		South Africa Government International Bond	6.250	03/08/41	1,592,618
	1,250,000		South Africa Government International Bond	5.375	07/24/44	1,032,047
			TOTAL SOUTH AFRICA			9,892,129

SRI LANKA - 1.5%
	1,500,000	g	Sri Lanka Government International Bond	5.750	04/18/23	1,349,319
	1,850,000	g	Sri Lanka Government International Bond	6.850	11/03/25	1,678,549
	4,250,000	g	Sri Lanka Government International Bond	6.750	04/18/28	3,729,677
			TOTAL SRI LANKA			6,757,545

THAILAND - 0.5%
THB	14,000,000		Thailand Government International Bond	2.000	12/17/22	416,529
	57,700,000		Thailand Government International Bond	3.400	06/17/36	1,771,350
			TOTAL THAILAND			2,187,879

TUNISIA - 0.6%
	$3,000,000	g	Banque Centrale de Tunisie S.A.	5.750	01/30/25	2,542,512
			TOTAL TUNISIA			2,542,512

TURKEY - 2.6%
	1,800,000	g	Export Credit Bank of Turkey	5.375	10/24/23	1,591,344
	1,375,000	g	Export Credit Bank of Turkey	6.125	05/03/24	1,230,284
342

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

	$2,300,000		Turkey Government International Bond	3.250%	03/23/23	$1,971,250
	750,000		Turkey Government International Bond	5.750	03/22/24	698,225
	2,850,000		Turkey Government International Bond	6.000	03/25/27	2,566,129
	3,000,000		Turkey Government International Bond	5.125	02/17/28	2,529,813
	1,000,000		Turkey Government International Bond	6.875	03/17/36	888,027
			TOTAL TURKEY			11,475,072

UKRAINE - 2.8%
UAH	38,000,000		Citigroup Global Markets Holdings, Inc	14.700	01/25/21	1,171,847
	$3,575,000	g	Ukraine Government International Bond	7.750	09/01/23	3,400,769
	3,750,000	g	Ukraine Government International Bond	7.750	09/01/25	3,451,350
	2,000,000	g	Ukraine Government International Bond	9.750	11/01/28	1,973,030
	2,300,000	g	Ukraine Government International Bond	7.375	09/25/32	1,915,481
	520,000	†,g,i	Ukraine Government International Bond	0.000	05/31/40	265,613
			TOTAL UKRAINE			12,178,090

URUGUAY - 1.8%
UYU	17,300,000	g	Uruguay Government International Bond	9.875	06/20/22	518,763
	$2,000,000		Uruguay Government International Bond	4.375	10/27/27	1,975,000
UYU	64,700,000	g	Uruguay Government International Bond	8.500	03/15/28	1,685,769
	$3,450,000		Uruguay Government International Bond	5.100	06/18/50	3,268,875
UYU	17,600,000		Uruguay Notas del Tesoro	13.900	07/29/20	568,992
			TOTAL URUGUAY			8,017,399

VENEZUELA - 0.4%
	7,050,000	†,q	Venezuela Government International Bond	9.250	05/07/28	1,762,500
			TOTAL VENEZUELA			1,762,500

VIETNAM - 0.5%
	2,000,000	g	Vietnam Government International Bond	4.800	11/19/24	2,014,782
			TOTAL VIETNAM			2,014,782

ZAMBIA - 0.7%
	400,000	g	Zambia Government International Bond	5.375	09/20/22	268,356
	3,500,000	g	Zambia Government International Bond	8.500	04/14/24	2,373,563
	750,000	g	Zambia Government International Bond	8.970	07/30/27	509,250
			TOTAL ZAMBIA			3,151,169

			TOTAL GOVERNMENT BONDS			220,409,254
			(Cost $240,615,872)

			TOTAL BONDS			425,691,055
			(Cost $459,160,943)
343

TIAA-CREF FUNDS - Emerging Markets Debt Fund

SHARES			COMPANY	RATE	MATURITY DATE	VALUE

COMMON STOCKS - 0.1%

BRAZIL - 0.1%
	151,162	*	Oi S.A. (ADR)			$551,741
			TOTAL BRAZIL			551,741

			TOTAL COMMON STOCKS			551,741
			(Cost $1,297,284)

PRINCIPAL			ISSUER

SHORT-TERM INVESTMENTS - 4.7%
EGYPT - 0.5%
EGP	36,000,000	j	Egypt Treasury Bills	0.000%	03/05/19	1,886,340
	8,200,000	j	Egypt Treasury Bills	0.000	03/26/19	425,075
			TOTAL EGYPT			2,311,415

NIGERIA - 0.6%
NGN	160,000,000	j	Nigeria Treasury Bill	0.000	11/01/18	440,771
	730,000,000	j	Nigeria Treasury Bill	0.000	12/20/18	1,976,671
			TOTAL NIGERIA			2,417,442

UNITED STATES - 3.6%
	$15,900,000		Federal Home Loan Bank (FHLB)	2.050	11/01/18	15,900,000
			TOTAL UNITED STATES			15,900,000

			TOTAL SHORT-TERM INVESTMENTS			20,628,857
			(Cost $20,701,738)

			TOTAL INVESTMENTS - 101.0%			446,871,653
			(Cost $481,159,965)
			OTHER ASSETS & LIABILITIES, NET - (1.0)%			(4,465,520)
			NET ASSETS - 100.0%			$442,406,133

Abbreviation(s):
ADR	American Depositary Receipt
BRL	Brazilian Real
COP	Colombian Peso
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GHS	Ghanaian cedi
IDR	Indonesian rupiah
KZT	Kazakhstani tenge
MXN	Mexican Peso
NGN	Nigerian naira
PEN	Peruvian Sol
PHP	Philippine Peso
PLN	Polish zloty
RSD	Serbian Dinar
RUB	Russian Ruble
THB	Thai baht
UAH	Ukrainian hryvnia
UYU	Uruguayan Peso
ZAR	South African Rand
344

TIAA-CREF FUNDS - Emerging Markets Debt Fund

†	Security is categorized as Level 3 in the fair value hierarchy.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2018, the aggregate value of these securities amounted to $314,907,823 or 71.2% of net assets.
h	All or a portion of these securities were purchased on a delayed delivery basis.
i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
j	Zero coupon
o	Payment in Kind Bond
q	In default

Forward foreign currency contracts outstanding as of October 31, 2018 were as follows:

Currency to be purchased	Receive	Currency to be sold	Deliver	Counterparty	Settlement date	Unrealized appreciation (depreciation)
	$1,782,854	PEN	5,900,000	Citibank N.A.	12/21/18	$36,414
PEN	5,900,000		$1,790,646	Citibank N.A.	12/21/18	(44,206)
Total						$(7,792)

Abbreviation(s):
PEN Peruvian Sol
345

TIAA-CREF FUNDS - Emerging Markets Debt Fund

TIAA-CREF FUNDS

EMERGING MARKETS DEBT FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2018

SECTOR	VALUE	% OF NET ASSETS
GOVERNMENT	$220,409,254	49.8%
FINANCIALS	57,015,631	12.9
UTILITIES	42,681,439	9.6
ENERGY	38,898,505	8.8
COMMUNICATION SERVICES	20,621,154	4.7
INDUSTRIALS	12,512,008	2.8
MATERIALS	10,316,504	2.3
CONSUMER DISCRETIONARY	9,797,901	2.2
REAL ESTATE	5,707,255	1.3
CONSUMER STAPLES	5,333,927	1.2
HEALTH CARE	2,949,218	0.7
SHORT-TERM INVESTMENTS	20,628,857	4.7
OTHER ASSETS & LIABILITIES, NET	(4,465,520)	(1.0)
NET ASSETS	$442,406,133	100.0%

346

TIAA-CREF FUNDS - International Bond Fund

TIAA-CREF FUNDS

INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

October 31, 2018

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

BANK LOAN OBLIGATIONS - 3.1%

AUSTRALIA - 0.2%
$750,000	h,i	Hamilton Holdco LLC	LIBOR 3 M + 2.000%	4.400%	07/03/25	$750,937
		TOTAL AUSTRALIA				750,937

CANADA - 0.2%
737,190	i	1011778 BC / New Red Finance, Inc	LIBOR 1 M + 2.250%	4.490	02/16/24	734,057
		TOTAL CANADA				734,057

IRELAND - 0.2%
742,514	i	Avolon TLB Borrower US LLC	LIBOR 1 M + 2.000%	4.170	01/15/25	740,160
		TOTAL IRELAND				740,160

LUXEMBOURG - 0.3%
744,375	i	Ineos US Finance LLC	LIBOR 1 M + 2.000%	4.240	03/31/24	742,633
246,250	i	Vouvray US Finance, LLC	LIBOR 1 M + 3.000%	5.240	03/09/24	244,403
		TOTAL LUXEMBOURG				987,036

UNITED KINGDOM - 0.0%
45,029	i	MA FinanceCo LLC	LIBOR 1 M + 2.500%	4.802	06/21/24	44,874
		TOTAL UNITED KINGDOM				44,874

UNITED STATES - 2.2%
650,000	h,i	American Airlines, Inc	LIBOR 1 M + 2.000%	4.160	12/14/23	644,989
731,250	i	Change Healthcare Holdings LLC	LIBOR 1 M + 2.750%	4.990	03/01/24	730,065
498,741	i	Dell International LLC	LIBOR 1 M + 2.000%	4.250	09/07/23	497,992
123,438	i	Endo Luxembourg Finance I Co Sarl	LIBOR 1 M + 4.250%	6.500	04/27/24	123,875
645,391	i	First Data Corp	LIBOR 1 M + 2.000%	4.210	07/10/22	643,054
250,000	h,i	HD Supply, Inc	LIBOR 1 M + 1.750%	4.030	10/17/23	249,740
498,747	i	Las Vegas Sands LLC	LIBOR 1 M + 1.750%	3.990	03/27/25	496,652
259,581	i	Mallinckrodt International Finance S.A.	LIBOR 3 M + 2.750%	5.140	09/24/24	255,970
498,734	i	Nielsen Finance LLC	LIBOR 1 M + 2.000%	4.130	10/04/23	496,031
500,000	i	Plantronics, Inc	LIBOR 1 M + 2.500%	4.740	07/02/25	498,125
598,260	h,i	Sabre GLBL, Inc	LIBOR 1 M + 2.000%	4.240	02/22/24	597,512
498,750	i	Samsonite IP Holdings Sarl	LIBOR 1 M + 1.750%	3.990	04/25/25	497,349
304,092	i	Seattle SpinCo, Inc	LIBOR 1 M + 2.500%	4.802	06/21/24	303,046
738,750	i	Team Health Holdings, Inc	LIBOR 1 M + 2.750%	4.990	02/06/24	697,195
493,671	i	Valeant Pharmaceuticals International, Inc	LIBOR 1 M + 3.000%	5.100	06/01/25	493,557
		TOTAL UNITED STATES				7,225,152

		TOTAL BANK LOAN OBLIGATIONS				10,482,216
		(Cost $10,571,276)
347

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

BONDS - 91.6%

CORPORATE BONDS - 23.9%

ARGENTINA - 0.1%
	$375,000	g	YPF S.A.	7.000%	12/15/47	$284,325
			TOTAL ARGENTINA			284,325

BRAZIL - 0.2%
	500,000	g	Banco do Brasil S.A.	4.625	01/15/25	470,005
	400,000		Petrobras Global Finance BV	5.750	02/01/29	370,000
			TOTAL BRAZIL			840,005

CANADA - 0.4%
	950,000	g	Eldorado Gold Corp	6.125	12/15/20	885,875
EUR	250,000	g	Fairfax Financial Holdings Ltd	2.750	03/29/28	284,361
			TOTAL CANADA			1,170,236

CHILE - 0.5%
	$550,000	g	Banco del Estado de Chile	2.668	01/08/21	535,568
	300,000		Celulosa Arauco y Constitucion S.A.	3.875	11/02/27	277,200
	425,000	g	Corp Nacional del Cobre de Chile-CODELCO	3.625	08/01/27	395,462
	450,000		Enel Chile S.A.	4.875	06/12/28	445,950
			TOTAL CHILE			1,654,180

CHINA - 0.6%
	400,000		Baidu, Inc	2.875	07/06/22	383,645
	500,000	z	Shimao Property Holdings Ltd	5.200	01/30/25	421,466
EUR	800,000	z	Three Gorges Finance II Cayman Islands Ltd	1.300	06/21/24	899,300
	$500,000	z	Vigorous Champion International Ltd	4.375	09/10/23	489,824
			TOTAL CHINA			2,194,235

COLOMBIA - 0.3%
	300,000	g	Banco de Bogota S.A.	4.375	08/03/27	279,378
	500,000		Ecopetrol S.A.	5.375	06/26/26	504,850
	325,000	g,h	Transprtdra De Gas Intl	5.550	11/01/28	326,658
			TOTAL COLOMBIA			1,110,886

FRANCE - 0.6%
EUR	850,000	g	Altice France S.A.	5.875	02/01/27	991,635
	800,000		Credit Agricole Assurances S.A.	4.250	01/13/67	937,287
			TOTAL FRANCE			1,928,922

GERMANY - 0.4%
	500,000		Deutsche Bank AG.	1.250	09/08/21	565,955
	750,000	g,o	IHO Verwaltungs GmbH	3.750	09/15/26	841,600
			TOTAL GERMANY			1,407,555

INDIA - 0.4%
	$675,000	g	ICICI Bank Ltd	3.800	12/14/27	604,407
EUR	400,000		NTPC Ltd	2.750	02/01/27	447,349
	$500,000	z	NTPC Ltd	4.500	03/19/28	472,539
			TOTAL INDIA			1,524,295
348

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

INDONESIA - 0.3%
	$425,000	g	Pelabuhan Indonesia III Persero PT	4.500%	05/02/23	$414,800
	500,000	g	Perusahaan Listrik Negara PT	4.125	05/15/27	450,015
			TOTAL INDONESIA			864,815

IRELAND - 0.2%
	850,000	g	James Hardie International Finance DAC	4.750	01/15/25	789,437
			TOTAL IRELAND			789,437

ISRAEL - 0.3%
	625,000	g	Israel Electric Corp Ltd	4.250	08/14/28	591,497
	600,000		Teva Pharmaceutical Finance Netherlands III BV	3.150	10/01/26	488,817
			TOTAL ISRAEL			1,080,314

ITALY - 0.1%
EUR	300,000		Intesa Sanpaolo S.p.A	3.500	01/17/22	354,223
			TOTAL ITALY			354,223

JAPAN - 0.7%
	225,000	z	Mitsubishi UFJ Financial Group, Inc	0.680	01/26/23	254,584
	750,000	z	Mitsubishi UFJ Financial Group, Inc	0.980	10/09/23	850,831
	500,000	z	Mitsubishi UFJ Financial Group, Inc	0.872	09/07/24	558,977
	500,000	z	Sumitomo Mitsui Financial Group, Inc	0.819	07/23/23	566,668
	210,000	z	Sumitomo Mitsui Financial Group, Inc	0.934	10/11/24	235,741
			TOTAL JAPAN			2,466,801

KAZAKHSTAN - 0.1%
	$475,000	g	KazTransGas JSC	4.375	09/26/27	447,965
			TOTAL KAZAKHSTAN			447,965

KOREA, REPUBLIC OF - 0.2%
	275,000	g	Korea East-West Power Co Ltd	3.875	07/19/23	273,970
	325,000	g	POSCO	4.000	08/01/23	322,338
			TOTAL KOREA, REPUBLIC OF			596,308

LUXEMBOURG - 0.2%
EUR	500,000	h,z	ProLogis International Funding II S.A.	2.375	11/14/30	560,447
			TOTAL LUXEMBOURG			560,447

MACAU - 0.1%
	$500,000	g	Sands China Ltd	5.125	08/08/25	490,284
			TOTAL MACAU			490,284

MEXICO - 0.7%
	575,000	g	BBVA Bancomer S.A.	5.125	01/18/33	507,300
	500,000	g	Grupo Bimbo SAB de C.V.	4.700	11/10/47	438,625
EUR	200,000		Petroleos Mexicanos	1.875	04/21/22	221,578
	550,000	z	Petroleos Mexicanos	3.625	11/24/25	601,208
	$650,000	g	Petroleos Mexicanos	5.350	02/12/28	579,085
			TOTAL MEXICO			2,347,796
349

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

NETHERLANDS - 0.1%
EUR	425,000	g	OCI NV	5.000%	04/15/23	$505,432
			TOTAL NETHERLANDS			505,432

OMAN - 0.1%
	$400,000	g	Oztel Holdings SPC Ltd	5.625	10/24/23	399,426
			TOTAL OMAN			399,426

PANAMA - 0.1%
	550,000	g	Banco General S.A.	4.125	08/07/27	512,875
			TOTAL PANAMA			512,875

PERU - 0.2%
	550,000	g	Cerro del Aguila S.A.	4.125	08/16/27	501,880
			TOTAL PERU			501,880

PORTUGAL - 0.3%
EUR	1,000,000		EDP Finance BV	1.125	02/12/24	1,114,544
			TOTAL PORTUGAL			1,114,544

RUSSIA - 0.3%
	400,000	z	Gazprom OAO Via Gaz Capital S.A.	2.500	03/21/26	438,896
	$300,000	g	Gazprom OAO Via Gaz Capital S.A.	4.950	03/23/27	286,010
	200,000	g	Gazprom OAO Via Gaz Capital S.A.	4.950	02/06/28	190,500
			TOTAL RUSSIA			915,406

SAUDI ARABIA - 0.2%
	250,000	g	SABIC Capital II BV	4.000	10/10/23	246,802
	500,000	z	Saudi Electricity Global Sukuk Co 4	4.222	01/27/24	494,852
			TOTAL SAUDI ARABIA			741,654

SINGAPORE - 0.1%
	500,000	z	SingTel Group Treasury Pte Ltd	3.875	08/28/28	489,324
			TOTAL SINGAPORE			489,324

SOUTH AFRICA - 0.5%
	300,000	z	Barclays Africa Group Ltd	6.250	04/25/28	281,754
	900,000	g	Eskom Holdings SOC Ltd	6.350	08/10/28	867,373
	200,000	z	FirstRand Bank Ltd	6.250	04/23/28	194,216
	350,000		SASOL Financing USA LLC	6.500	09/27/28	354,265
			TOTAL SOUTH AFRICA			1,697,608

SPAIN - 0.2%
EUR	500,000		Iberdrola International BV	1.125	04/21/26	561,150
			TOTAL SPAIN			561,150

SUPRANATIONAL - 0.5%
	$750,000	z	African Export-Import Bank	5.250	10/11/23	753,888
EUR	825,000		European Stability Mechanism	1.000	09/23/25	968,200
			TOTAL SUPRANATIONAL			1,722,088
350

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

SWEDEN - 0.2%
	$600,000	g	Stena AB	7.000%	02/01/24	$566,400
			TOTAL SWEDEN			566,400

SWITZERLAND - 0.8%
EUR	1,000,000	z	Cloverie plc for Zurich Insurance Co Ltd	1.500	12/15/28	1,115,462
	600,000	g,z	Credit Suisse Group AG.	1.250	07/17/25	669,357
GBP	350,000		Glencore Finance Europe S.A.	6.500	02/27/19	454,328
EUR	325,000		Tyco Electronics Group S.A.	1.100	03/01/23	377,027
			TOTAL SWITZERLAND			2,616,174

THAILAND - 0.2%
	$575,000	g	Bangkok Bank PCL	4.050	03/19/24	572,439
			TOTAL THAILAND			572,439

TURKEY - 0.2%
	350,000	g	TC Ziraat Bankasi AS.	5.125	09/29/23	296,361
	375,000	g	Turkcell Iletisim Hizmetleri AS.	5.800	04/11/28	324,115
			TOTAL TURKEY			620,476

UNITED ARAB EMIRATES - 0.3%
	500,000	g	ADCB Finance Cayman Ltd	4.000	03/29/23	491,214
	400,000	g	DP World Ltd	5.625	09/25/48	377,947
			TOTAL UNITED ARAB EMIRATES			869,161

UNITED KINGDOM - 1.0%
GBP	500,000		BAE Systems plc	4.125	06/08/22	688,114
EUR	500,000	z	Barclays plc	0.625	11/14/23	547,874
GBP	500,000		HSBC Holdings plc	2.175	06/27/23	635,418
EUR	750,000		RELX Capital, Inc	1.300	05/12/25	847,732
	750,000	g	Virgin Media Finance plc	4.500	01/15/25	858,785
			TOTAL UNITED KINGDOM			3,577,923

UNITED STATES - 12.2%
	200,000	z	Abbott Ireland Financing DAC	0.010	09/27/20	226,276
	500,000	z	Abbott Ireland Financing DAC	0.875	09/27/23	567,554
	500,000	z	Abbott Ireland Financing DAC	1.500	09/27/26	566,654
	950,000	g	Adient Global Holdings Ltd	3.500	08/15/24	942,437
	1,200,000		Allergan Funding SCS	1.250	06/01/24	1,322,720
GBP	575,000		AMC Entertainment Holdings, Inc	6.375	11/15/24	734,219
EUR	500,000		American International Group, Inc	1.500	06/08/23	578,745
	300,000		American Tower Corp	1.375	04/04/25	334,476
	600,000		American Tower Corp	1.950	05/22/26	682,722
	1,000,000	z	Amphenol Technologies Holding GmbH	2.000	10/08/28	1,142,357
	$1,000,000		Andeavor Logistics LP	4.250	12/01/27	951,875
EUR	1,125,000		Apple, Inc	1.375	05/24/29	1,291,090
	570,000	g	Aramark International Finance Sarl	3.125	04/01/25	667,626
	700,000		AT&T, Inc	1.300	09/05/23	802,726
	500,000	g	AT&T, Inc	2.350	09/05/29	556,861
	$500,000	g	AXA Equitable Holdings, Inc	5.000	04/20/48	445,494
351

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

EUR	700,000	g	Axalta Coating Systems Dutch Holding B BV	3.750%	01/15/25	$780,862
	350,000		Ball Corp	4.375	12/15/23	442,017
	500,000	z	Bank of America Corp	1.662	04/25/28	561,619
	1,000,000		Becton Dickinson and Co	1.401	05/24/23	1,143,758
	670,000		Becton Dickinson and Co	1.900	12/15/26	754,706
	500,000		Chubb INA Holdings, Inc	1.550	03/15/28	563,177
	500,000	z	Citigroup, Inc	1.500	07/24/26	563,702
	$1,200,000		Continental Resources, Inc	4.375	01/15/28	1,160,296
EUR	500,000		DH Europe Finance S.A.	1.200	06/30/27	560,578
	250,000		Digital Euro Finco LLC	2.625	04/15/24	298,442
GBP	100,000	z	Digital Stout Holding LLC	2.750	07/19/24	128,068
	1,000,000	z	Digital Stout Holding LLC	3.750	10/17/30	1,292,430
	200,000		Discovery Communications LLC	2.500	09/20/24	250,715
	$600,000		Ensco plc	7.750	02/01/26	559,500
EUR	600,000		FedEx Corp	1.000	01/11/23	691,957
	500,000		FedEx Corp	1.625	01/11/27	566,306
GBP	150,000		Fidelity National Information Services, Inc	1.700	06/30/22	189,824
EUR	375,000		Fidelity National Information Services, Inc	1.100	07/15/24	421,880
	400,000		General Electric Co	0.375	05/17/22	444,021
	175,000		General Electric Co	0.875	05/17/25	187,235
	500,000	z	General Motors Financial Co, Inc	1.694	03/26/25	559,251
	375,000	z	Goldman Sachs Group, Inc	1.375	05/15/24	426,838
	$500,000	g	Hyundai Capital America	3.250	09/20/22	482,205
EUR	750,000		International Flavors & Fragrances, Inc	0.500	09/25/21	853,590
	550,000		International Game Technology plc	4.750	02/15/23	665,169
	800,000	g	Iron Mountain, Inc	3.000	01/15/25	889,361
	750,000		Johnson Controls International plc	1.000	09/15/23	852,914
	500,000	z	JPMorgan Chase & Co	1.638	05/18/28	566,965
	650,000		Liberty Mutual Group, Inc	2.750	05/04/26	780,470
	$850,000		MGM Resorts International	4.625	09/01/26	767,125
EUR	300,000		Morgan Stanley	1.342	10/23/26	331,849
	650,000	z	Mylan, Inc	2.125	05/23/25	719,113
GBP	600,000	z	New York Life Global Funding	1.750	12/15/22	770,489
EUR	650,000	g	OI European Group BV	3.125	11/15/24	746,652
	800,000		Parker-Hannifin Corp	1.125	03/01/25	905,388
	500,000		ProLogis LP	3.000	06/02/26	631,744
	500,000	g	Scientific Games International, Inc	3.375	02/15/26	523,939
	750,000		Silgan Holdings, Inc	3.250	03/15/25	868,389
	200,000		Simon International Finance S.C.A	1.250	05/13/25	228,083
	500,000		SYSCO Corp	1.250	06/23/23	582,223
	900,000		The Procter & Gamble Company	0.625	10/30/24	1,014,311
	600,000		The Procter & Gamble Company	1.875	10/30/38	680,718
	450,000		Thermo Fisher Scientific, Inc	1.400	01/23/26	507,180
	185,000		Thermo Fisher Scientific, Inc	1.375	09/12/28	199,229
	1,100,000		United Technologies Corp	1.150	05/18/24	1,251,886
	200,000		Verizon Communications, Inc	0.500	06/02/22	226,714
	400,000		Verizon Communications, Inc	1.375	10/27/26	446,602
	400,000		Verizon Communications, Inc	1.875	10/26/29	446,003
	375,000		Xylem, Inc	2.250	03/11/23	450,440
			TOTAL UNITED STATES			41,749,765

			TOTAL CORPORATE BONDS			81,846,754
			(Cost $84,382,879)
352

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

GOVERNMENT BONDS - 67.7%

ARGENTINA - 0.3%
	$1,175,000		Argentina Republic Government International Bond	5.625%	01/26/22	$1,057,500
			TOTAL ARGENTINA			1,057,500

AUSTRALIA - 2.2%
AUD	4,500,000		Australia Government International Bond	2.250	05/21/28	3,083,507
	1,680,000	g	Queensland Treasury Corp	3.500	08/21/30	1,215,526
	995,000		Treasury Corp of Victoria	6.000	06/15/20	748,264
	1,675,000		Treasury Corp of Victoria	3.000	10/20/28	1,184,957
	2,100,000		Western Australian Treasury Corp	2.500	07/23/24	1,469,526
			TOTAL AUSTRALIA			7,701,780

AUSTRIA - 0.3%
EUR	850,000	g	Republic of Austria Government International Bond	0.750	02/20/28	975,465
			TOTAL AUSTRIA			975,465

BELGIUM - 0.8%
	850,000	g	Kingdom of Belgium Government International Bond	0.800	06/22/25	993,163
	1,650,000	g	Kingdom of Belgium Government International Bond	1.600	06/22/47	1,816,169
			TOTAL BELGIUM			2,809,332

BERMUDA - 0.5%
	$1,700,000	g	Bermuda Government International Bond	4.854	02/06/24	1,749,300
			TOTAL BERMUDA			1,749,300

CANADA - 3.7%
CAD	1,700,000	g	Canada Housing Trust No	2.550	12/15/23	1,278,167
	7,260,000		Canadian Government International Bond	1.750	08/01/20	5,464,426
	1,300,000		Canadian Government International Bond	5.000	06/01/37	1,347,420
	1,200,000		Canadian Government International Bond	2.750	12/01/48	954,239
	1,350,000		Hydro-Quebec	4.000	02/15/55	1,169,894
	2,450,000		Province of British Columbia Canada	2.550	06/18/27	1,791,629
	1,000,000		Province of Quebec Canada	2.750	09/01/27	739,101
			TOTAL CANADA			12,744,876

COTE D’IVOIRE - 0.3%
EUR	1,000,000	g	Ivory Coast Government International Bond	6.625	03/22/48	1,008,669
			TOTAL COTE D’IVOIRE			1,008,669

CYPRUS - 0.5%
	300,000		Cyprus Government International Bond	2.750	06/27/24	361,348
	1,300,000	z	Cyprus Government International Bond	2.375	09/25/28	1,470,212
			TOTAL CYPRUS			1,831,560

CZECH REPUBLIC - 0.3%
CZK	27,000,000		Czech Republic Government International Bond	1.500	10/29/19	1,180,631
			TOTAL CZECH REPUBLIC			1,180,631
353

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

DOMINICAN REPUBLIC - 0.3%
DOP	48,650,000	g	Dominican Republic International Bond	8.900%	02/15/23	$966,769
			TOTAL DOMINICAN REPUBLIC			966,769

ECUADOR - 0.2%
	$625,000	g	Petroamazonas EP	4.625	11/06/20	588,877
			TOTAL ECUADOR			588,877

EGYPT - 0.3%
	550,000	g	Egypt Government International Bond	5.577	02/21/23	524,794
	675,000	g	Egypt Government International Bond	8.500	01/31/47	636,065
			TOTAL EGYPT			1,160,859

FRANCE - 4.2%
EUR	400,000		Caisse d’Amortissement de la Dette Sociale	1.375	11/25/24	483,093
	3,193,000		France Republic Government Bond OAT	1.750	11/25/24	3,962,545
	2,340,000		French Republic Government Bond OAT	1.000	05/25/21	2,678,973
	2,900,000		French Republic Government Bond OAT	0.750	11/25/28	3,283,694
	1,250,000		French Republic Government Bond OAT	1.250	05/25/34	1,435,136
	1,850,000	g	French Republic Government Bond OAT	2.000	05/25/48	2,277,230
			TOTAL FRANCE			14,120,671

GERMANY - 2.4%
	1,425,000		Bundesrepublik Deutschland	1.250	08/15/48	1,708,475
	$5,000,000		KFW	2.750	10/01/20	4,975,677
EUR	1,300,000		Kreditanstalt fuer Wiederaufbau	0.375	04/23/25	1,475,345
			TOTAL GERMANY			8,159,497

GHANA - 0.3%
	$1,000,000	g	Ghana Government International Bond	8.627	06/16/49	935,919
			TOTAL GHANA			935,919

GREECE - 1.8%
EUR	2,525,000	g	Hellenic Republic Government International Bond	4.375	08/01/22	2,986,700
	2,800,000	g	Hellenic Republic Government International Bond	3.375	02/15/25	3,072,457
			TOTAL GREECE			6,059,157

HONDURAS - 0.4%
	$1,350,000	g	Honduras Government International Bond	7.500	03/15/24	1,423,737
			TOTAL HONDURAS			1,423,737

INDONESIA - 0.5%
IDR	13,820,000,000		Indonesia Treasury Bond	8.250	07/15/21	912,572
	12,500,000,000		Indonesia Treasury Bond	7.500	05/15/38	707,121
			TOTAL INDONESIA			1,619,693

ISRAEL - 0.9%
ILS	3,600,000	i	Israel Government International Bond	0.180	05/31/26	962,641
	5,250,000		Israel Government International Bond-Fixed	5.500	01/31/42	1,957,229
			TOTAL ISRAEL			2,919,870
354

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

ITALY - 5.8%
EUR	3,375,000		Italy Buoni Poliennali Del Tesoro	0.350%	06/15/20	$3,777,132
	3,300,000		Italy Buoni Poliennali Del Tesoro	0.050	04/15/21	3,594,419
	4,225,000		Italy Buoni Poliennali Del Tesoro	0.900	08/01/22	4,541,974
	5,425,000		Italy Buoni Poliennali Del Tesoro	1.250	12/01/26	5,364,469
	1,575,000	g	Italy Buoni Poliennali Del Tesoro	2.950	09/01/38	1,575,694
	900,000	g	Italy Buoni Poliennali Del Tesoro	3.450	03/01/48	933,086
			TOTAL ITALY			19,786,774

JAPAN - 14.6%
JPY	13,000,000		Japan Finance Organization for Municipalities	0.440	08/15/25	118,212
	21,000,000		Japan Finance Organization for Municipalities	0.320	01/19/26	189,411
	30,000,000		Japan Finance Organization for Municipalities	0.145	02/16/26	267,188
	14,000,000		Japan Finance Organization for Municipalities	0.020	05/22/26	123,457
	738,150,000		Japan Government Five Year Bond	0.200	06/20/19	6,556,599
	119,600,000		Japan Government Five Year Bond	0.100	06/20/20	1,063,955
	628,000,000		Japan Government Five Year Bond	0.100	06/20/23	5,614,838
	650,450,000		Japan Government Ten Year Bond	0.100	09/20/26	5,797,718
	557,000,000		Japan Government Ten Year Bond	0.100	06/20/28	4,930,295
	289,950,000		Japan Government Thirty Year Bond	2.500	09/20/34	3,379,303
	457,700,000		Japan Government Thirty Year Bond	0.500	09/20/46	3,711,396
	313,000,000		Japan Government Thirty Year Bond	0.700	06/20/48	2,650,493
	249,600,000		Japan Government Twenty Year Bond	1.900	03/22/21	2,319,031
	340,000,000		Japan Government Twenty Year Bond	2.100	03/20/26	3,477,597
	229,000,000		Japan Government Twenty Year Bond	1.800	09/20/31	2,417,344
	117,000,000		Japan Government Twenty Year Bond	1.700	03/20/32	1,225,126
	278,000,000		Japan Government Twenty Year Bond	0.600	12/20/36	2,475,524
	256,000,000		Japan Government Twenty Year Bond	0.500	06/20/38	2,210,349
	180,000,000		Japan Government Two Year Bond	0.100	02/15/19	1,596,468
			TOTAL JAPAN			50,124,304

JORDAN - 0.1%
	$475,000	g	Jordan Government International Bond	7.375	10/10/47	429,181
			TOTAL JORDAN			429,181

KENYA - 0.1%
	375,000	g	Kenya Government International Bond	7.250	02/28/28	353,469
			TOTAL KENYA			353,469

KOREA, REPUBLIC OF - 3.7%
	500,000		Export-Import Bank of Korea	3.000	11/01/22	486,900
	500,000	g	Korea Housing Finance Corp	2.000	10/11/21	476,702
KRW	3,210,000,000		Korea Treasury Bond	2.000	03/10/21	2,821,380
	5,764,500,000		Korea Treasury Bond	1.375	09/10/21	4,974,629
	1,670,000,000		Korea Treasury Bond	2.250	09/10/23	1,477,773
	1,800,000,000		Korea Treasury Bond	1.500	12/10/26	1,494,345
	1,075,000,000		Korea Treasury Bond	2.625	06/10/28	973,887
			TOTAL KOREA, REPUBLIC OF			12,705,616
355

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

LEBANON - 0.3%
	$1,400,000	z	Lebanon Government International Bond	6.850%	03/23/27	$1,132,438
			TOTAL LEBANON			1,132,438

MEXICO - 0.5%
MXN	14,000,000		Mexican Bonos	8.000	12/07/23	669,887
	23,500,000		Mexican Bonos	5.750	03/05/26	967,557
			TOTAL MEXICO			1,637,444

MONGOLIA - 0.1%
	$525,000	g	Mongolia Government International Bond	5.625	05/01/23	499,758
			TOTAL MONGOLIA			499,758

NETHERLANDS - 1.2%
EUR	1,075,000	g	Netherlands Government International Bond	2.000	07/15/24	1,356,250
	1,950,000	g	Netherlands Government International Bond	0.750	07/15/28	2,257,051
	300,000	g	Netherlands Government International Bond	2.750	01/15/47	479,254
			TOTAL NETHERLANDS			4,092,555

NEW ZEALAND - 0.2%
NZD	525,000		New Zealand Government International Bond	4.500	04/15/27	397,743
	575,000		New Zealand Government International Bond	3.000	04/20/29	390,811
			TOTAL NEW ZEALAND			788,554

NIGERIA - 0.4%
	$725,000	g	Nigeria Government International Bond	6.500	11/28/27	664,874
	600,000	g	Nigeria Government International Bond	7.143	02/23/30	550,618
			TOTAL NIGERIA			1,215,492

NORWAY - 0.7%
NOK	21,100,000	g	Norway Government International Bond	2.000	04/26/28	2,513,413
			TOTAL NORWAY			2,513,413

PERU - 0.5%
PEN	4,480,000	g	Peruvian Government International Bond	8.200	08/12/26	1,546,706
			TOTAL PERU			1,546,706

POLAND - 1.1%
PLN	8,165,000		Poland Government International Bond	4.000	10/25/23	2,277,825
	3,200,000		Republic of Poland Government International Bond	2.500	01/25/23	837,643
	2,750,000		Republic of Poland Government International Bond	2.750	04/25/28	689,744
			TOTAL POLAND			3,805,212

RUSSIA - 0.4%
RUB	87,000,000		Russian Federal Bond - Federal Loan Obligation	7.000	01/25/23	1,271,287
			TOTAL RUSSIA			1,271,287

SAUDI ARABIA - 0.6%
	$2,000,000	g	Saudi Government International Bond	4.500	04/17/30	1,967,254
			TOTAL SAUDI ARABIA			1,967,254
356

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

SENEGAL - 0.3%
EUR	1,000,000	g	Senegal Government International Bond	4.750%	03/13/28	$1,056,055
			TOTAL SENEGAL			1,056,055

SINGAPORE - 1.6%
SGD	2,020,000		Singapore Government International Bond	2.000	07/01/20	1,457,304
	4,250,000		Singapore Government International Bond	1.750	04/01/22	3,023,098
	1,325,000		Singapore Government International Bond	2.750	07/01/23	975,494
			TOTAL SINGAPORE			5,455,896

SOUTH AFRICA - 0.6%
ZAR	10,700,000		South Africa Government International Bond	10.500	12/21/26	769,791
	16,500,000		South Africa Government International Bond	7.000	02/28/31	889,023
	7,800,000		South Africa Government International Bond	8.750	01/31/44	456,701
			TOTAL SOUTH AFRICA			2,115,515

SPAIN - 3.4%
EUR	2,985,000		Spain Government International Bond	0.400	04/30/22	3,405,920
	3,600,000	g	Spain Government International Bond	2.750	10/31/24	4,533,981
	1,070,000	g	Spain Government International Bond	1.400	07/30/28	1,194,748
	2,025,000	g	Spain Government International Bond	2.700	10/31/48	2,305,525
			TOTAL SPAIN			11,440,174

SRI LANKA - 0.3%
	$1,250,000	g	Sri Lanka Government International Bond	5.750	04/18/23	1,124,433
			TOTAL SRI LANKA			1,124,433

SUPRANATIONAL - 1.4%
IDR	11,300,000,000	g	European Investment Bank	7.200	07/09/19	729,771
NZD	850,000		Inter-American Development Bank	3.500	05/15/21	570,023
AUD	2,150,000		Inter-American Development Bank	4.750	08/27/24	1,684,603
	2,000,000		International Bank for Reconstruction & Development	2.800	01/12/22	1,432,351
NZD	500,000		International Bank for Reconstruction & Development	3.375	01/25/22	335,468
			TOTAL SUPRANATIONAL			4,752,216

SWEDEN - 0.5%
SEK	6,750,000		Kommuninvest I Sverige AB	1.000	05/12/25	732,993
	7,805,000		Sweden Government International Bond	2.250	06/01/32	986,083
			TOTAL SWEDEN			1,719,076

THAILAND - 1.9%
THB	50,000,000		Thailand Government International Bond	1.875	06/17/22	1,486,193
	33,000,000		Thailand Government International Bond	2.000	12/17/22	981,817
	81,500,000		Thailand Government International Bond	2.400	12/17/23	2,453,064
	54,500,000		Thailand Government International Bond	3.400	06/17/36	1,673,112
			TOTAL THAILAND			6,594,186

TURKEY - 0.1%
	$500,000	g	Export Credit Bank of Turkey	5.375	10/24/23	442,040
			TOTAL TURKEY			442,040
357

TIAA-CREF FUNDS - International Bond Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

UKRAINE - 0.4%
	$1,250,000	g	Ukraine Government International Bond	9.750%	11/01/28	$1,233,144
			TOTAL UKRAINE			1,233,144

UNITED KINGDOM - 6.3%
GBP	2,000,000		United Kingdom Gilt	1.750	07/22/19	2,574,577
	2,960,000		United Kingdom Gilt	1.500	01/22/21	3,844,765
	1,600,000		United Kingdom Gilt	0.500	07/22/22	2,015,452
	1,925,000		United Kingdom Gilt	4.250	12/07/27	3,081,038
	1,230,000		United Kingdom Gilt	4.750	12/07/30	2,129,894
	1,775,000		United Kingdom Gilt	4.250	03/07/36	3,112,749
	2,585,000		United Kingdom Gilt	1.500	07/22/47	3,032,454
	1,600,000		United Kingdom Gilt	1.750	07/22/57	2,016,771
			TOTAL UNITED KINGDOM			21,807,700

URUGUAY - 0.4%
UYU	20,760,000	g	Uruguay Government International Bond	9.875	06/20/22	622,515
	21,800,000	g	Uruguay Government International Bond	8.500	03/15/28	568,002
			TOTAL URUGUAY			1,190,517

			TOTAL GOVERNMENT BONDS			231,814,571
			(Cost $241,522,854)

			TOTAL BONDS			313,661,325
			(Cost $325,905,733)

SHORT-TERM INVESTMENTS - 7.6%
EGYPT - 0.7%
EGP	14,200,000	j	Egypt Treasury Bills	0.000	12/18/18	775,588
	30,000,000	j	Egypt Treasury Bills	0.000	02/26/19	1,577,622
			TOTAL EGYPT			2,353,210

NIGERIA - 0.7%
NGN	320,000,000	j	Nigeria Treasury Bill	0.000	11/01/18	881,543
	550,000,000		Nigeria Treasury Bill	2.170	12/13/18	1,492,985
			TOTAL NIGERIA			2,374,528

UNITED STATES - 6.2%
	$19,820,000		Federal Home Loan Bank (FHLB)	2.050	11/01/18	19,820,000
	1,580,000		United States Treasury Bill	2.100	11/08/18	1,579,354
			TOTAL UNITED STATES			21,399,354

			TOTAL SHORT-TERM INVESTMENTS			26,127,092
			(Cost $26,143,236)

			TOTAL INVESTMENTS - 102.3%			350,270,633
			(Cost $362,620,245)
			OTHER ASSETS & LIABILITIES, NET - (2.3)%			(7,859,808)
			NET ASSETS - 100.0%			$342,410,825

358

TIAA-CREF FUNDS - International Bond Fund

Abbreviation(s):
AUD	Australian Dollar
CAD	Canadian Dollar
CZK	Czech koruna
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian rupiah
ILS	Israeli new Shekel
JPY	Japanese Yen
KRW	South Korean Won
LIBOR	London Interbank Offered Rate
M	Month
MXN	Mexican Peso
NGN	Nigerian naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PLN	Polish złoty
RUB	Russian Ruble
SEK	Swedish Krona/kronor
SGD	Singapore Dollar
THB	Thai baht
UYU	Uruguayan Peso
ZAR	South African Rand

g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2018, the aggregate value of these securities amounted to $76,645,208 or 22.4% of net assets.
h	All or a portion of these securities were purchased on a delayed delivery basis.
i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
j	Zero coupon
o	Payment in Kind Bond
z	All or a portion of this security is owned by TIAA-CREF International Bond Offshore Limited which is a 100% owned subsidiary of the fund (see Note 1).
359

TIAA-CREF FUNDS - International Bond Fund

Forward foreign currency contracts outstanding as of October 31, 2018 were as follows:

Currency to be purchased	Receive	Currency to be sold	Deliver	Counterparty	Settlement date	Unrealized appreciation (depreciation)
EUR	473,344		$541,143	Australia and New Zealand Banking Group	01/31/19	$(352)
Total						$(352)
EUR	494,810		$560,456	Bank of America	11/14/18	$608
	$12,991,297	CAD	17,012,779	Bank of America	01/31/19	43,878
	$536,378	EUR	470,070	Bank of America	01/31/19	(671)
	$3,004,489	ILS	11,045,002	Bank of America	01/31/19	13,015
Total						$56,830
	$10,930,295	AUD	15,423,500	Citibank, N.A.	01/31/19	$(4,659)
	$11,778,580	KRW	13,320,278,667	Citibank, N.A.	01/31/19	69,989
	$1,283,986	NOK	10,706,021	Citibank, N.A.	01/31/19	8,359
	$2,926,993	PLN	11,085,061	Citibank, N.A.	01/31/19	30,278
	$5,500,005	SGD	7,589,638	Citibank, N.A.	01/31/19	8,941
EUR	1,036,286		$1,188,598	Citibank, N.A.	01/31/19	(4,651)
Total						$108,257
	$1,702,170	NZD	2,601,752	Morgan Stanley	01/31/19	$2,550
	$3,321,234	THB	110,181,941	Morgan Stanley	01/31/19	(14,428)
Total						$(11,878)
	$114,727,510	EUR	99,923,799	Toronto Dominion Bank	01/31/19	$565,534
	$27,788,393	GBP	21,581,206	Toronto Dominion Bank	01/31/19	66,032
	$45,617,443	JPY	5,088,689,647	Toronto Dominion Bank	01/31/19	148,003
	$1,736,949	SEK	15,725,571	Toronto Dominion Bank	01/31/19	2,904
GBP	957,253		$1,227,006	Toronto Dominion Bank	01/31/19	2,643
	$1,099,603	ZAR	16,168,235	Toronto Dominion Bank	01/31/19	16,553
Total						$801,669
Total						$954,526

Abbreviation(s):

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
ILS	Israeli New Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
ZAR	South African Rand

360

TIAA-CREF FUNDS - International Bond Fund

TIAA-CREF FUNDS

INTERNATIONAL BOND FUND

CONSOLIDATED SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2018

		% OF
SECTOR	VALUE	NET ASSETS
GOVERNMENT	$231,814,571	67.7%
FINANCIALS	21,837,118	6.4
INDUSTRIALS	11,861,772	3.5
HEALTH CARE	9,101,277	2.7
COMMUNICATION SERVICES	8,138,619	2.3
MATERIALS	7,856,689	2.3
CONSUMER DISCRETIONARY	7,108,442	2.1
INFORMATION TECHNOLOGY	7,021,682	2.0
ENERGY	6,474,781	1.9
UTILITIES	6,195,282	1.8
REAL ESTATE	4,017,431	1.2
CONSUMER STAPLES	2,715,877	0.8
SHORT-TERM INVESTMENTS	26,127,092	7.6
OTHER ASSETS & LIABILITIES, NET	(7,859,808)	(2.3)

NET ASSETS	$342,410,825	100.0%

361

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TIAA-CREF Funds and Shareholders of TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF Quant Large-Cap Growth Fund (formerly TIAA-CREF Enhanced Large-Cap Growth Index Fund), TIAA-CREF Quant Large-Cap Value Fund (formerly TIAA-CREF Enhanced Large-Cap Value Index Fund), TIAA-CREF Quant Small-Cap Equity Fund (formerly TIAA-CREF Small-Cap Equity Fund), TIAA-CREF Quant Small/Mid-Cap Equity Fund (formerly TIAA-CREF Small/Mid-Cap Equity Fund), TIAA-CREF Social Choice Equity Fund, TIAA-CREF Social Choice Low Carbon Equity Fund, TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Equity Fund (formerly TIAA-CREF Enhanced International Equity Index Fund), TIAA-CREF Quant International Small-Cap Equity Fund (formerly TIAA-CREF International Small-Cap Equity Fund) and TIAA-CREF Social Choice International Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF Quant Large-Cap Growth Fund (formerly TIAA-CREF Enhanced Large-Cap Growth Index Fund), TIAA-CREF Quant Large-Cap Value Fund (formerly TIAA-CREF Enhanced Large-Cap Value Index Fund), TIAA-CREF Quant Small-Cap Equity Fund (formerly TIAA-CREF Small-Cap Equity Fund), TIAA-CREF Quant Small/Mid-Cap Equity Fund (formerly TIAA-CREF Small/Mid-Cap Equity Fund), TIAA-CREF Social Choice Equity Fund, TIAA-CREF Social Choice Low Carbon Equity Fund, TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Equity Fund (formerly TIAA-CREF Enhanced International Equity Index Fund), TIAA-CREF Quant International Small-Cap Equity Fund (formerly TIAA-CREF International Small-Cap Equity Fund) and TIAA-CREF Social Choice International Equity Fund (seventeen of the funds constituting TIAA-CREF Funds, hereafter collectively referred to as the "Funds") as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

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We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 14, 2018

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TIAA-CREF Funds and Shareholders of TIAA-CREF Equity Index Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Emerging Markets Equity Index Fund and TIAA-CREF International Equity Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of TIAA-CREF Equity Index Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Emerging Markets Equity Index Fund, and TIAA-CREF International Equity Index Fund (seven of the funds constituting TIAA-CREF Funds, hereafter collectively referred to as the "Funds") as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with

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the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 14, 2018

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

365

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TIAA-CREF Funds and Shareholders of TIAA-CREF Emerging Markets Debt Fund and TIAA-CREF International Bond Fund

Opinions on the Financial Statements

We have audited the (i) accompanying statement of assets and liabilities, including the summary portfolio of investments, of TIAA-CREF Emerging Markets Debt Fund as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of October 31, 2018, and (ii) the accompanying consolidated statement of assets and liabilities, including the consolidated summary portfolio of investments, of TIAA-CREF International Bond Fund as of October 31, 2018, the related consolidated statement of operations for the year ended October 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of October 31, 2018 (two of the funds constituting TIAA-CREF Funds, hereafter collectively referred to as the "Funds") (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with

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the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 14, 2018

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) An evaluation was performed within 90 days of the filing date of the report under the supervision of the Registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the principal executive officer and principal financial officer, concluded that the Registrant’s disclosure controls and procedures were effective for this annual reporting period.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s annual period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics for Senior Financial Officers

12(a)(2)(i) Section 302 certification of the principal executive officer

12(a)(2)(ii) Section 302 certification of the principal financial officer

12(b) Section 906 certification of principal executive officer and principal financial officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF FUNDS

Dated: December 14, 2018	By:	/s/Bradley Finkle
Bradley Finkle
Principal Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Dated: December 14, 2018	By:	/s/Bradley Finkle
Bradley Finkle
Principal Executive Officer and President
(principal executive officer)

Dated: December 14, 2018	By:	/s/E. Scott Wickerham
E. Scott Wickerham
Principal Financial Officer, Principal Accounting
Officer and Treasurer
(principal financial officer)

EXHIBIT INDEX

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics for Senior Financial Officers

12(a)(2)(i) Section 302 certification of the principal executive officer

12(a)(2)(ii) Section 302 certification of the principal financial officer

12(b) Section 906 certification of principal executive officer and principal financial officer